Retirement Cornerstone(R) Series 17

A combination variable and fixed deferred annuity contract

Prospectus dated December 22, 2017

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supercedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

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What is the Retirement Cornerstone(R) Series 17?

The Retirement Cornerstone(R) Series 17 (the "Retirement Cornerstone (R) Series") are deferred annuity contracts issued by AXA Equitable Life Insurance Company. This Prospectus only describes Retirement Cornerstone(R) Series B ("Series B"), and Retirement Cornerstone(R) Series CP(R) ("Series CP(R)"). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging (together, the "Special DCA programs")./()/

For Series CP(R) contracts, we allocate credits and, under certain circumstances, the Earnings bonus to your Total account value. Under the Series CP(R) contracts, a portion of the withdrawal charge and contract fee are used to recover the cost of providing the Credit. The charge associated with the Credit may, over time, exceed the sum of the Credit and related earnings. Expenses for a contract with a Credit may be higher than expenses for a contract without a Credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus. All features and benefits may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We reserve the right to discontinue acceptance of any application or contribution from you at any time, including after you purchase the contract. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account variable investment options, you may not be able to fund your Guaranteed benefit(s). This also means that if you have already funded your Guaranteed benefits by allocating amounts to the Protected Benefit account variable investment options, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers.
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(+)The account for special dollar cost averaging is only available with Series
   B contracts. The account for special money market dollar cost averaging is only available with Series CP(R) contracts.

In order to fund certain benefits, you must select specified investment options. The specified investment options are made available under a portion of the contract that we refer to as the Protected Benefit account. Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for future transfers to the Protected Benefit account variable investment options will fund your Guaranteed benefits. See "What are your investment options under the contract?" and "Allocating your contributions" in "Contract features and benefits" later in this Prospectus for more information on applicable allocation requirements.

Types of contracts.  We offer the contracts for use as:
..   A nonqualified annuity ("NQ") for after-tax contributions only.
..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.
..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).
..   An annuity that is an investment vehicle for a qualified plan ("QP")
    (whether defined contribution or defined benefit; transfer contributions only).
..   An employer-funded traditional IRA for a simplified employee pension plan
    ("SEP") sponsored by the contract owner's employer.

Not all types of contracts are available with each version of the Retirement Cornerstone(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.

The optional Guaranteed benefits under the contract include: (i) the Guaranteed minimum income benefit ("GMIB"), (ii) the Return of Principal death benefit;
(iii) the Highest Anniversary Value death benefit; (iv) the RMD Wealth Guard death benefit; and (v) the "Greater of" death benefit (collectively, the "Guaranteed benefits").

The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                        (RC 17)
                                                                        #435655

The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated December 22, 2017, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Our variable investment options are subaccounts offered through Separate Account No. 70. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of one of the trusts (the "Trusts"). Below is a complete list of the variable investment options:

Variable investment options
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 AXA Premier VIP Trust
.. AXA Moderate Allocation
.. Charter/SM/ Moderate
.. Charter/SM/ Moderate Growth
.. Charter /SM/ Small Cap Value

 EQ Advisors Trust
.. 1290 VT DoubleLine Dynamic Allocation
.. 1290 VT DoubleLine Opportunistic Bond
.. 1290 VT Equity Income
.. 1290 VT GAMCO Mergers & Acquisitions
.. 1290 VT GAMCO Small Company Value
.. 1290 VT High Yield Bond
.. 1290 VT Natural Resources
.. 1290 VT Real Estate
.. All Asset Growth - Alt 20
.. AXA Aggressive Strategy/(1)/
.. AXA Balanced Strategy/(1)/
.. AXA Conservative Growth Strategy/(1)/
.. AXA Conservative Strategy/(1)/
.. AXA Growth Strategy/(1)/
.. AXA Moderate Growth Strategy/(1)/
.. AXA International Core Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. AXA/AB Dynamic Aggressive Growth/(1)/
.. AXA/AB Dynamic Growth/(1)/
.. AXA/AB Dynamic Moderate Growth/(1)/
.. AXA/AB Small Cap Growth
.. AXA/Goldman Sachs Strategic Allocation/(1)/
.. AXA/Invesco Strategic Allocation/(1)/
.. AXA/Janus Enterprise
.. AXA/JPMorgan Strategic Allocation/(1)/
.. AXA/Legg Mason Strategic Allocation/(1)/
.. AXA/Loomis Sayles Growth
.. EQ/BlackRock Basic Value Equity
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Emerging Markets Equity PLUS
.. EQ/Equity 500 Index
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Invesco Comstock
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index
.. EQ/MFS International Growth
.. EQ/Mid Cap Index
.. EQ/Money Market
.. EQ/Oppenheimer Global
.. EQ/PIMCO Global Real Return
.. EQ/PIMCO Ultra Short Bond
.. EQ/Small Company Index
.. EQ/T. Rowe Price Growth Stock
.. Multimanager Aggressive Equity
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology

 AIM Variable Funds (Invesco Variable Insurance Funds) -- Series II .. Invesco V.I. Diversified
  Dividend
.. Invesco V.I. Equity and Income
.. Invesco V.I. Global Real Estate
.. Invesco V.I. High Yield
.. Invesco V.I. International Growth
.. Invesco V.I. Mid Cap Core Equity
.. Invesco V.I. Small Cap Equity

 AB Variable Product Series Fund, Inc. -- Class B
.. AB VPS International Growth

 American Century Variable Portfolios, Inc. -- Class II
.. American Century VP Mid Cap Value

 American Funds Insurance Series(R)
.. American Funds Insurance Series(R) Bond Fund
.. American Funds Insurance Series(R) Global Small Capitalization Fund .. American Funds Insurance Series(R) New World Fund(R)

 BlackRock Variable Series Funds, Inc. -- Class III
.. BlackRock Global Allocation V.I. Fund
.. BlackRock Large Cap Focus Growth V.I. Fund

 Eaton Vance Variable Trust
.. Eaton Vance VT Floating-Rate Income

 Fidelity(R) Variable Insurance Products Fund -- Service Class 2
.. Fidelity(R) VIP Contrafund(R)
.. Fidelity(R) VIP Mid Cap
.. Fidelity(R) VIP Strategic Income

 First Trust Variable Insurance Trust
.. First Trust/Dow Jones Dividend & Income Allocation
.. First Trust Multi Income Allocation

 Franklin Templeton Variable Insurance Products Trust -- Class 2
.. Franklin Founding Funds Allocation VIP
.. Franklin Income VIP
.. Franklin Rising Dividends VIP
.. Franklin Strategic Income VIP
.. Templeton Developing Markets VIP
.. Templeton Global Bond VIP

 Goldman Sachs Variable Insurance Trust -- Service Shares
.. Goldman Sachs VIT Mid Cap Value

 Hartford HLS Funds -- Class IC Shares
.. Hartford Capital Appreciation HLS
.. Hartford Growth Opportunities HLS
Variable investment options
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 Ivy Variable Insurance Portfolios
.. Ivy VIP Asset Strategy
.. Ivy VIP Dividend Opportunities
.. Ivy VIP Energy
.. Ivy VIP High Income
.. Ivy VIP Mid Cap Growth
.. Ivy VIP Natural Resources
.. Ivy VIP Science and Technology
.. Ivy VIP Small Cap Growth

 Lazard Retirement Series, Inc. -- Service Shares
.. Lazard Retirement Emerging Markets Equity

 Legg Mason -- Share Class II
.. ClearBridge Variable Aggressive Growth
.. ClearBridge Variable Appreciation
.. ClearBridge Variable Dividend Strategy
.. ClearBridge Variable Mid Cap
.. QS Legg Mason Dynamic Multi-Strategy VIT

 Lord Abbett Series Fund, Inc. -- Class VC
.. Lord Abbett Bond Debenture

 MFS(R) Variable Insurance Trusts -- Service Class
.. MFS(R) Investors Trust Series
.. MFS(R) Massachusetts Investors Growth Stock
.. MFS(R) Utilities Series

 Neuberger Berman Advisers Management Trust -- S Class Shares
.. Neuberger Berman International Equity
.. Neuberger Berman U.S. Equity Index PutWrite Strategy

 Northern Lights Variable Trust
.. 7Twelve/TM/ Balanced Portfolio

 PIMCO Variable Insurance Trust -- Advisor Class
.. PIMCO CommodityRealReturn(R) Strategy
.. PIMCO Real Return
.. PIMCO Total Return

 ProFunds VP
.. ProFund VP Biotechnology

 Putnam Variable Trust
.. Putnam VT Diversified Income

 T. Rowe Price Equity Series, Inc.
.. T.Rowe Price Health Sciences Portfolio II

 VanEck VIP Trust -- S Class
.. VanEck VIP Global Hard Assets
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(1)This variable investment option is also available as a Protected Benefit account variable investment option should you decide to fund your Guaranteed benefits. For more information, please see "What are your investment options under the contract?" under "Contract features and benefits" later in this Prospectus.
Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account variable investment options, you may not be able to fund your Guaranteed benefit(s). This also means that if you have already funded your Guaranteed benefits by allocating amounts to the Protected Benefit account variable investment options, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers. Also, we limit the number of variable investment options that you may select.

Contents of this Prospectus

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             Definitions of key terms                            5
             Who is AXA Equitable?                               8
             How to reach us                                     9
             Retirement Cornerstone(R) Series at a glance --
               key features                                     11

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             Fee table                                          15
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             Examples                                           17
             Condensed financial information                    18

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             1. Contract features and benefits                  19
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             How you can purchase and contribute to your
               contract                                         19
             Owner and annuitant requirements                   19
             How you can make your contributions                20
             What are your investment options under the
               contract?                                        21
             Portfolios of the Trusts                           23
             Allocating your contributions                      33
             Dollar cost averaging                              34
             Credits and Earnings bonus                         37
             Annuity purchase factors                           38
             Guaranteed minimum income benefit                  38
             Death benefit                                      47
             Guaranteed minimum death benefits                  48
             Series CP(R) and your Guaranteed benefit bases     55
             How withdrawals affect your Guaranteed benefits    55
             Dropping or changing your Guaranteed benefits      56
             Guaranteed benefit offers                          57
             Inherited IRA beneficiary continuation contract    57
             Your right to cancel within a certain number of
               days                                             59

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             2. Determining your contract's value               60
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             Your account value and cash value                  60
             Your contract's value in the variable investment
               options                                          60
             Your contract's value in the guaranteed interest
               option                                           60
             Your contract's value in the account for special
               dollar cost averaging                            60
             Effect of your account values falling to zero      60

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"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          Contents of this Prospectus

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      3. Transferring your money among investment
        options                                                        62
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      Transferring your account value                                  62
      Disruptive transfer activity                                     63
      Rebalancing among your Investment account variable
        investment options and guaranteed interest option              64
      Systematic transfer program                                      65

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      4. Accessing your money                                          67
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      Withdrawing your account value                                   67
      How withdrawals are taken from your Total account value          71
      Withdrawals treated as surrenders                                72
      Surrendering your contract to receive its cash value             72
      When to expect payments                                          72
      Your annuity payout options                                      73

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      5. Charges and expenses                                          75
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      Charges that AXA Equitable deducts                               75
      Charges that the Trusts deduct                                   79
      Group or sponsored arrangements                                  79
      Other distribution arrangements                                  80

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      6. Payment of death benefit                                      81
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      Your beneficiary and payment of benefit                          81
      Non-spousal joint owner contract continuation                    82
      Spousal continuation                                             82
      Beneficiary continuation option                                  84

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      7. Tax information                                               86
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      Overview                                                         86
      Contracts that fund a retirement arrangement                     86
      Transfers among investment options                               86
      Taxation of nonqualified annuities                               86
      Individual retirement arrangements (IRAs)                        89
      Traditional individual retirement annuities (traditional IRAs)   89
      Roth individual retirement annuities (Roth IRAs)                 94
      Federal and state income tax withholding and information
        reporting                                                      97
      Special rules for contracts funding qualified plans              98
      Impact of taxes to AXA Equitable                                 98

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      8. More information                                              99
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      About Separate Account No. 70                                    99
      About the Trusts                                                 99
      About the general account                                        99
      About other methods of payment                                  100
      Dates and prices at which contract events occur                 100
      About your voting rights                                        101
      Cybersecurity                                                   101
      Misstatement of age                                             102
      Statutory compliance                                            102

            About legal proceedings                            102
            Financial statements                               102
            Transfers of ownership, collateral assignments,
              loans and borrowing                              102
            About Custodial IRAs                               103
            How divorce may affect your Guaranteed benefits    103
            Distribution of the contracts                      103

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            Appendices
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          I  --  Dropping or changing your Guaranteed benefits        I-1
         II  --  Purchase considerations for QP contracts            II-1
        III  --  Guaranteed benefit base examples                   III-1
         IV  --  Hypothetical illustrations                          IV-1
          V  --  State contract availability and/or variations of
                   certain features and benefits                      V-1
         VI  --  Examples of Automatic payment plans                 VI-1
        VII  --  Examples of how withdrawals affect your
                   Guaranteed benefit bases                         VII-1
       VIII  --  Rules regarding contributions to your contract    VIII-1
         IX  --  Condensed financial information                     IX-1

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       Statement of additional information
         Table of contents                                            157
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                          Contents of this Prospectus

Definitions of key terms


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Annual Roll-up amount -- The "Annual Roll-up amount" is the amount credited to your GMIB benefit base and Roll-up to age 80 benefit base (for contracts with the "Greater of" Guaranteed minimum death benefit) if you have ever taken a withdrawal from your Protected Benefit account.

Annual Roll-up rate -- The "Annual Roll-up rate" is the rate used to calculate the Annual withdrawal amount and the Annual Roll-up amount.

Annual withdrawal amount -- The "Annual withdrawal amount" is the amount that can be withdrawn from your Protected Benefit account value without reducing your GMIB benefit base. Also, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up to age 80 benefit base (used in the calculation of the "Greater of" death benefit) up to age 80. It is equal to the Annual Roll-up rate in effect on the first day of the contract year, multiplied by the GMIB benefit base as of the most recent contract date anniversary.

Annuitant -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract's owner. Where the owner of the contract is non-natural, the annuitant is the measuring life for determining benefits under the contract.

Automatic investment program ("AIP") -- The "Automatic investment program" allows you to make on-going contributions to your contract through electronic fund transfers from your financial institution.

Business day -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash value -- At any time before annuity payments begin, your contract's "cash value" is equal to the Total account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any Guaranteed benefit charges; and (ii) any applicable withdrawal charges.

Contract date -- The "contract date" is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

Contract date anniversary -- The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.

Contract year -- The "contract year" is the 12-month period beginning on your contract date and each 12-month period after that date.

Credit -- For Series CP(R) contracts, a 3% credit is applied to eligible contributions.

Customized payment plan -- For contracts with GMIB, our "Customized payment plan" allows you to request amounts up to your Annual withdrawal amount as scheduled payments to you through one of five customized options.

Deferral Roll-up rate -- The "Deferral Roll-up rate" is used to calculate amounts credited to your GMIB benefit base and the Roll-up to age 80 benefit base (used in the calculation of the "Greater of" death benefit) if you have never taken a withdrawal from your Protected Benefit account.

Earnings bonus -- For Series CP(R) contracts, an amount equal to 5% of your annual investment gains will be added to your Total account value on each contract date anniversary.

Excess withdrawal -- For contracts with the GMIB, an "Excess withdrawal" is the portion of a withdrawal from your Protected Benefit account in excess of your Annual withdrawal amount and all subsequent withdrawals from your Protected Benefit account in that same contract year. An Excess withdrawal will always reduce your benefit bases on a pro rata basis. In the contract year in which you first fund your Protected Benefit account all withdrawals (except for RMD payments through our Automatic RMD service) will reduce your benefit bases on a pro rata basis, because you do not have an Annual withdrawal amount in that year.

Excess RMD withdrawal -- For contracts with the RMD Wealth Guard death benefit, an "Excess RMD withdrawal" is:

..   the full amount of any withdrawal from your Protected Benefit Account taken before the calendar year in which you turn age 701/2;

..   the full amount of any withdrawal from your Protected Benefit Account taken during your first contract year, even if you turn age 701/2 during that year; or

..   the portion of a withdrawal from your Protected Benefit account that exceeds your RMD Wealth Guard withdrawal amount for the calendar year.

Excess RMD withdrawals will reduce your RMD Wealth Guard death benefit base on a pro rata basis.

Free look -- If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund, but only if you return your contract within the prescribed period. This is your "Free look" right under the contract. Your refund will generally reflect any gain or loss in your investment options, although in some states different rules may apply.

GMIB benefit base -- The GMIB benefit base is an amount used to determine your Annual withdrawal amount and your Lifetime GMIB payments. Your GMIB benefit base is created and increased by allocations and transfers to your Protected Benefit account. The GMIB benefit base is not an account value or cash value. The GMIB benefit base is also used to calculate the charge for the GMIB.

                           Definitions of key terms

General dollar cost averaging -- Our "General dollar cost averaging program" is a program that allows for the systematic transfers of amounts in the EQ/Money Market variable investment option to the Investment account variable investment options.

"Greater of" death benefit -- The "Greater of" death benefit is an optional Guaranteed minimum death benefit in connection with your Protected Benefit account value only. The death benefit is calculated using the greater of two benefit bases -- the greater of the Roll-up to age 80 benefit base and the Highest Anniversary Value benefit base. There is an additional charge for the "Greater of" death benefit under the contract.

Guaranteed minimum income benefit ("GMIB") -- The GMIB is a benefit that guarantees, subject to certain restrictions, annual lifetime payments or "Lifetime GMIB payments". The GMIB also allows you to take certain withdrawals prior to the beginning of your Lifetime GMIB payments that do not reduce your GMIB benefit base (your "Annual withdrawal amount"). There is an additional charge for the GMIB under the contract.

Highest Anniversary Value death benefit -- The "Highest Anniversary Value death benefit" is an optional Guaranteed minimum death benefit in connection with your Protected Benefit account value only. The death benefit is calculated using the highest value of your Protected Benefit account on your contract date anniversary. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

Investment account value -- The "Investment account value" is the total value in: (i) the Investment account variable investment options, (ii) the Guaranteed interest option, and (iii) amounts in a Special DCA program that are designated for future transfers to the Investment account variable investment options.

Investment Simplifier -- Our "Investment simplifier" allows for systematic transfers of amounts in the Guaranteed interest option to the Investment account variable investment options. There are two options under the program -- the Fixed dollar option and the Interest sweep option.

IRA -- An individual retirement arrangement, including both an individual retirement account and an individual retirement annuity contract, whether traditional IRA or Roth IRA.

IRS -- Internal Revenue Service

Lifetime GMIB payments -- For contracts with the GMIB, "Lifetime GMIB payments" are generally annual lifetime payments which are calculated by applying your GMIB benefit base, less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. Lifetime GMIB payments will begin at the earliest of: (i) the next contract year following the date your Protected Benefit account value falls to zero (provided the no lapse guarantee is in effect); (ii) the contract date anniversary following your 95th birthday; or
(iii) your election to exercise the GMIB.

Maturity date -- The contract's "maturity date" is generally the contract date anniversary that follows the annuitant's 95th birthday.

Maximum payment plan -- For contracts with GMIB, our "Maximum payment plan" allows you to request your Annual withdrawal amount as scheduled payments.

NQ contract -- Nonqualified annuity contract.

Owner -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

Protected Benefit account value -- The "Protected Benefit account value" is the total value in: (i) the Protected Benefit account variable investment options, and (ii) amounts in a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options.

QP contract -- An annuity contract that is an investment vehicle for a qualified plan.

QPDB contract -- An annuity contract that is an investment vehicle for a qualified defined benefit plan.

QPDC contract -- An annuity contract that is an investment vehicle for a qualified defined contribution plan.

RMD Wealth Guard death benefit -- The RMD Wealth Guard death benefit is an optional Guaranteed minimum death benefit in connection with the Protected Benefit account value only. The RMD Wealth Guard death benefit base is created and increased by allocations and any transfers to the Protected Benefit account. The RMD Wealth Guard death benefit also enables you to take withdrawals from your Protected Benefit account, other than Excess RMD withdrawals, without reducing your RMD Wealth Guard death benefit base. The RMD Wealth Guard death benefit base is not an account value or cash value. There is an additional charge for the RMD Wealth Guard death benefit under the contract.

RMD withdrawal -- a withdrawal that is intended to satisfy the lifetime required minimum distributions from certain tax-favored plans and arrangements such as traditional IRAs under federal income tax rules.

Return of Principal death benefit -- The "Return of Principal" death benefit is a death benefit in connection with your Protected Benefit account value only. The benefit is calculated using the amounts of contributions and transfers to the Protected Benefit account, adjusted for withdrawals. There is no additional charge for this death benefit.

Roll-up to age 80 benefit base -- The "Roll-up to age 80 benefit base" is used only in connection with the "Greater of" death benefit. It is equal to your initial contribution and any subsequent contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program; plus any amounts contributed to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus any amounts transferred to the Protected Benefit account variable investment options; less a deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); plus any "Deferral Roll-up amount" or "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the Annual withdrawal amount.

SAI -- Statement of Additional Information

SEC -- Securities and Exchange Commission

SEP IRA -- A traditional IRA used as a funding vehicle for a simplified employee pension plan established by the IRA owner's employer.

                           Definitions of key terms

Special DCA Programs -- We use the term "Special DCA Programs" to collectively refer to our special dollar cost averaging program and special money market dollar cost averaging program.

..   Special dollar cost averaging -- Our "Special dollar cost averaging program" allows for systematic transfers of amounts in the account for special dollar cost averaging into the Protected Benefit account variable investment options, the Investment account variable investment options and the Guaranteed interest option. The account for special dollar cost averaging is part of our general account.

..   Special money market dollar cost averaging -- Our "Special money market dollar cost averaging program" allows for systematic transfers of amounts in the account for special money market dollar cost averaging into the Protected Benefit account variable investment options, the Investment account variable investment options and the Guaranteed interest option.

Systematic transfer program -- Our "Systematic transfer program" is a program that allows you to have amounts in the Investment account variable investment options and the Guaranteed interest option automatically transferred to your Protected Benefit account variable investment options.

Total account value -- Your "Total account value" is the total of (i) your Protected Benefit account value and (ii) your Investment account value.
We sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

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 Prospectus                            Contract or Supplemental Materials
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Total account value                    Annuity Account Value

Unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Protected Benefit account variable     Protected Benefit account
investment options and contributions
to a Special DCA program designated
for future transfers to the Protected
Benefit account variable investment
options

Investment account variable            Investment account
investment options, the guaranteed
interest option and contributions to
a Special DCA program designated for
future transfers to the Investment
account variable investment options

Credit (for Series CP(R) contracts)    Match
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                           Definitions of key terms

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $588.7 billion in assets as of December 31, 2016. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             Who is AXA Equitable?

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 For correspondence with checks:

For contributions sent by regular mail:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

For contributions sent by express delivery:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by express delivery:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 Reports we provide:

..   written confirmation of financial transactions and certain non-financial transactions;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year.
--------------------------------------------------------------------------------
 Online Account Access system:

Online Account Access is designed to provide information about your contract through the Internet. You can obtain information on:

..   your current Total account value, Protected Benefit account value, and
    Investment account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the investment options subject to certain restrictions;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program of your Investment account value;

..   request a quote of your Annual withdrawal amount;

..   change your address;

..   change your Online Account Access password; and

..   access Frequently Asked Questions and Service Forms.

Online Account Access is normally available seven days a week, 24 hours a day. You may access Online Account Access by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as "market timing." See "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus for more information.
--------------------------------------------------------------------------------
 Customer service representative:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             Who is AXA Equitable?

We require that the following types of communications be on specific forms we provide for that purpose:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)election of the automatic investment program;

(4)tax withholding elections (see withdrawal request form);

(5)election of the Beneficiary continuation option;

(6)IRA contribution recharacterizations;

(7)Section 1035 exchanges;

(8)direct transfers and specified direct rollovers;

(9)exercise of the GMIB or election of an annuity payout option;

(10)requests to reset your GMIB benefit base and your Roll-up to age 80 benefit base (used to calculate the "Greater of" death benefit) by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)purchase by, or change of ownership to, a non-natural owner;

(14)requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed minimum income benefit;

(15)requests to drop or change your Guaranteed benefits;

(16)requests to collaterally assign your NQ contract;

(17)requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through the Online Account Access system);

(18)requests to enroll in or cancel the Systematic transfer program;

(19)transfers into and among investment options; and

(20)withdrawal requests.

We also have specific forms that we recommend you use for the following types of requests:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging;

(4)special dollar cost averaging (if available);

(5)special money market dollar cost averaging (if available); and

(6)Investment simplifier.

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special dollar cost averaging (if available);

(4)special money market dollar cost averaging (if available);

(5)substantially equal withdrawals;

(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.

To cancel or change any of the following, we require written notification at least 30 calendar days prior to your contract date anniversary:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.

Signatures:

The proper person to sign forms, notices and requests is normally the owner. If there are joint owners, both must sign.

                             Who is AXA Equitable?

Retirement Cornerstone(R) Series at a glance -- key features

--------------------------------------------------------------------------------

Two Contract Series  This Prospectus describes two series of the Retirement
                     Cornerstone(R) contract -- Series B and Series CP(R)
                     (together "the Retirement Cornerstone(R) Series"). Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options. Also, each series offers the Guaranteed minimum income benefit and Guaranteed minimum death benefits.

                     Each series provides a different schedule of expenses and withdrawal charge periods. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.
                     Additionally, certain optional features may not be exercised until after waiting periods that extend beyond the applicable withdrawal charge period. So while you may prefer the flexibility of a shorter withdrawal charge period, you should consider this important fact if electing an optional feature. See "Exercise rules" in "Contract features and benefits" for complete details.

                     Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "Rules regarding contributions to your contract" in "Appendix VIII" later in this Prospectus.

                     The chart below shows the availability of certain key features and differences in certain charges under each series of the contract.

                                                  Series B  Series CP(R)
      -------------------------------------------------------------------
      Total separate account annual expenses      1.30%       1.65%
      -------------------------------------------------------------------
      Maximum withdrawal charge percentages       7%          8%
      -------------------------------------------------------------------
      Withdrawal charge periods                   7 years     9 years
      -------------------------------------------------------------------
      Special dollar cost averaging               Yes         No
      -------------------------------------------------------------------
      Special money market dollar cost averaging  No          Yes
      -------------------------------------------------------------------
      Credits                                     No          Yes

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance. Not all series may be
                            available through your financial professional.
----------------------------------------------------------------------------------------
Professional investment     The Retirement Cornerstone(R) Series' variable investment
management                  options invest in different Portfolios managed by
                            professional investment advisers.
----------------------------------------------------------------------------------------
Guaranteed interest option  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
Tax advantages              .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA),
                            or to fund an employer retirement plan (QP or Qualified
                            Plan), you should be aware that such annuities do not
                            provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of
                            arrangements. Before purchasing or contributing to one of
                            the contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                            and costs of these annuities compared with any other
                            investment that you may use in connection with your
                            retirement plan or arrangement. Depending on your personal situation, the contract's Guaranteed benefits (other than
                            the RMD Wealth Guard death benefit) may have limited
                            usefulness because of required minimum distributions
                            ("RMDs").
----------------------------------------------------------------------------------------
Guaranteed minimum          The GMIB guarantees, subject to certain restrictions,
income benefit ("GMIB")     annual lifetime payments ("Lifetime GMIB payments"), which will begin at the earliest of: (i) the next contract year
                            following the date your Protected Benefit account value
                            falls to zero, provided the no lapse guarantee is in
                            effect; (ii) the contract date anniversary following your
                            95th birthday; and (iii) your election to exercise the
                            GMIB. Lifetime GMIB payments can be on a single or joint
                            life basis.
                            Your ability to exercise the GMIB is subject to a waiting
                            period which begins on the date you first fund your
                            Protected Benefit account. The waiting period ranges from
                            10-15 years. If you reset your GMIB benefit base, a new
                            waiting period to exercise the GMIB may apply from the date of the reset. See "Exercise rules" in "Contract features
                            and benefits" for complete details.
                            Your Lifetime GMIB payments are calculated by applying a
                            percentage to your GMIB benefit base. Your GMIB benefit
                            base is tied to amounts you allocate to your Protected
                            Benefit account. The investment options available to fund
                            your Protected Benefit account are limited. See "GMIB
                            Benefit base" in "Contract features and benefits" later in this Prospectus.
----------------------------------------------------------------------------------------

         Retirement Cornerstone(R) Series at a glance -- key features

-------------------------------------------------------------------------------------------
Guaranteed minimum             An Excess withdrawal that reduces your Protected Benefit
income benefit ("GMIB")        account value to zero will cause your GMIB to terminate.
(continued)                    Even if an Excess withdrawal does not cause your GMIB to
                               terminate, it can greatly reduce your GMIB benefit base and the value of your benefit. Beginning in the contract year
                               that follows the contract year in which you fund your
                               Protected Benefit account, and prior to the beginning of
                               your Lifetime GMIB payments, you can take your Annual
                               withdrawal amount without reducing your GMIB benefit base.
                               See "Guaranteed minimum income benefit" and "Annual
                               withdrawal amount" under "Guaranteed minimum income
                               benefit" in "Contract features and benefits" later in this
                               Prospectus. Any amounts you wish to be credited toward your
                               GMIB must be allocated to the Protected Benefit account.
                               The Guaranteed benefits under the contract are supported by
                               AXA Equitable's general account and are subject to AXA
                               Equitable's claims paying ability. Contract owners should
                               look to the financial strength of AXA Equitable for its
                               claims paying ability.
-------------------------------------------------------------------------------------------
Guaranteed minimum death       .   Return of Principal death benefit
benefits ("GMDBs")             .   Highest Anniversary Value death benefit
                               .   RMD Wealth Guard death benefit
                               .   "Greater of" death benefit
                               Any amounts you wish to be credited toward your GMDB must
                               be allocated to the Protected Benefit account.
                               The Return of Principal death benefit, Highest Anniversary
                               Value death benefit, and the "Greater of" death benefit are available in combination with the GMIB. The Return of
                               Principal death benefit, the RMD Wealth Guard death
                               benefit, and the Highest Anniversary Value death benefit
                               are available without the GMIB. However, the "Greater of"
                               death benefit can only be selected in combination with the
                               GMIB. If you do not select either the Highest Anniversary
                               Value death benefit, the "Greater of" death benefit, or the
                               RMD Wealth Guard death benefit, the Return of Principal
                               death benefit will automatically be issued with all
                               eligible contracts. Eligible contracts are those that meet the owner and annuitant issue age requirements described
                               under "Rules regarding contributions to your contract" in
                               "Appendix VIII".
                               The Return of Principal death benefit, like all of the
                               guaranteed minimum death benefits, only applies to amounts you allocate to the Protected Benefit account variable
                               investment options and not to the contract as a whole.
                               The RMD Wealth Guard death benefit cannot be elected in
                               combination with the GMIB.
                               An Excess RMD withdrawal will reduce your RMD Wealth Guard death benefit base on a pro rata basis. A pro rata
                               reduction to your RMD Wealth Guard death benefit base could be greater than the dollar amount of the withdrawal and
                               could significantly reduce or eliminate the value of your
                               RMD Wealth Guard death benefit.
                               The Guaranteed benefits under the contract are supported by
                               AXA Equitable's general account and are subject to AXA
                               Equitable's claims paying ability. Contract owners should
                               look to the financial strength of AXA Equitable for its
                               claims paying ability.
-------------------------------------------------------------------------------------------
Investment account death       The death benefit in connection with your Investment
benefit                        account is equal to the return of your account value as of the day we receive satisfactory proof of the owner's (or
                               older joint owner's, if applicable) death, any required
                               instructions for method of payment, and any required
                               information and forms necessary to effect payment.
-------------------------------------------------------------------------------------------
Dropping or changing your      You have the option to drop or change your Guaranteed
Guaranteed benefits            benefits subject to our rules. In some cases, you may have to wait a specified time period in order to drop your
                               benefits. Please see "Dropping or changing your Guaranteed benefits" in "Contract features and benefits," as well as
                               Appendix I, for more information.
-------------------------------------------------------------------------------------------
Credit and Earnings bonus      You allocate your contributions among the available
(Series CP(R) contracts only)  investment options. We allocate a Credit to the corresponding investment options at the same time. The
                               Credit will apply to subsequent contribution amounts only
                               to the extent that those amounts exceed total withdrawals
                               from the contract. The amount of Credit is 3% of each
                               contribution. The Credit is subject to recovery by us in
                               certain limited circumstances.
                               An amount equal to 5% of your annual investment gains will be added to your Total account value on each contract date anniversary. This amount is the Earnings bonus. We do not
                               recover amounts associated with the Earnings bonus on
                               investment gains. Please see "Credits and Earnings bonus"
                               in "Contract features and benefits" for more information.
-------------------------------------------------------------------------------------------

         Retirement Cornerstone(R) Series at a glance -- key features

----------------------------------------------------------------------------------
Contribution amounts  The chart below shows the minimum initial and, in parenthesis, subsequent contribution amounts under the
                      contracts. Please see "How you can purchase and contribute to your contract" in "Contract features and benefits",
                      "Simplified Employee Pension Plans (SEP Plans)" in "Tax
                      information" and "Rules regarding contributions to your
                      contract" in "Appendix VIII" for more information,
                      including important limitations on contributions.

                                                                          Series B           Series CP(R)
----------------------------------------------------------------------------------------------------------------
NQ                                                                        $5,000($500)/(1)/  $10,000($500)/(1)/
----------------------------------------------------------------------------------------------------------------
Traditional or Roth IRA                                                   $5,000($50)/(1)/   $10,000($50)/(1)/
----------------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary continuation contract (traditional IRA or Roth  $5,000($1,000)     n/a
IRA) ("Inherited IRA")
----------------------------------------------------------------------------------------------------------------
QP                                                                        $5,000($500)       $10,000($500)
----------------------------------------------------------------------------------------------------------------
SEP IRA                                                                   $5,000($500)/(1)/  $10,000($500)/(1)/
----------------------------------------------------------------------------------------------------------------

                      /(1)/$100 monthly and $300 quarterly under our automatic
                           investment program.
                      .   Maximum contribution limitations apply to all
                          contracts. For more information, please see "How you
                          can purchase and contribute to your contract" in
                          "Contract features and benefits" later in this
                          Prospectus.
                      ------------------------------------------------------------
                      Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                      including our rights to: (i) change minimum and maximum
                      contribution requirements and limitations, and (ii)
                      discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                      contributions and transfers to any of the variable
                      investment options (including the Protected Benefit account variable investment options) and to limit the number of
                      variable investment options which you may select.
----------------------------------------------------------------------------------
Account types         You may allocate your contributions to the Investment
                      account, or, if you are eligible to have one or more
                      Guaranteed benefits and you wish to fund them, you may
                      allocate your contributions to the Protected Benefit
                      account. The Investment account offers more than 111
                      investment options and is designed to meet the asset
                      allocation and accumulation needs of a many types of
                      investors. The Protected Benefit account offers a limited
                      selection of core investment options that work in
                      conjunction with the optional Guaranteed benefits. You
                      should be aware that we select investment options for the
                      Protected Benefit account that generally offer lower
                      volatility in order to reduce our downside exposure in
                      providing the Guaranteed benefits. In rising market
                      conditions, this strategy may also result in periods of
                      underperformance.
                      Investment account
                      .   Investment account variable investment options
                      .   Guaranteed interest option
                      .   Amounts in a Special DCA program designated for future
                          transfers to Investment account variable investment
                          options or the guaranteed interest option
                      Protected Benefit account
                      .   Protected Benefit account variable investment options
                      .   Amounts in a Special DCA program designated for future
                          transfers to Protected Benefit account variable
                          investment options
----------------------------------------------------------------------------------
Access to your money  .   Partial withdrawals
                      .   Several options for withdrawals on a periodic basis
                      .   Contract surrender
                      .   Various options for required minimum distributions
                      .   Maximum payment plan (only under contracts with GMIB)
                      .   Customized payment plan (only under contracts with GMIB)
                      Any income you receive may be subject to tax; also may be
                      subject to an additional 10% income tax penalty unless you are age 59 1/2 or another exception applies. Also, certain withdrawals will diminish the value of any Guaranteed
                      benefits you have funded. Withdrawal charges may also apply.
----------------------------------------------------------------------------------
Payout options        .   Fixed annuity payout options
                      .   Other payout options through other contracts
----------------------------------------------------------------------------------

         Retirement Cornerstone(R) Series at a glance -- key features

---------------------------------------------------------------------------------------
Additional features        .   Dollar cost averaging programs
                           .   Automatic investment program
                           .   Optional rebalancing (for amounts in the Investment
                               account variable investment options and guaranteed
                               interest option)
                           .   Systematic transfer program (four options for transfers
                               from the Investment account to the Protected Benefit
                               account)
                           .   Transfers among investment options at no charge
                               (subject to limitations)
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nursing home
                           .   Option to drop or change your Guaranteed benefits after
                               issue, subject to our rules. Please see "Dropping or
                               changing your Guaranteed benefits" in "Contract
                               features and benefits," as well as Appendix I, for more
                               information.
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Annual resets of your GMIB benefit base and Roll-up to
                               age 80 benefit base (used to calculate your "Greater
                               of" death benefit)
---------------------------------------------------------------------------------------
Fees and charges           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
Owner and annuitant issue  Please see "Rules regarding contributions to your contract"
ages                       in "Appendix VIII" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
Contract Termination       Your contract may terminate without value if your Total
                           account value falls to zero as a result of Excess
                           withdrawals, or the payment of any applicable charges when due, or a combination of the two. Please see "Effect of
                           your account values falling to zero" in "Determining your
                           contract's value" later in this Prospectus for more
                           information.
---------------------------------------------------------------------------------------
Your right to cancel       To exercise your cancellation right under the contract, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after
                           you receive your contract. If state law requires, this
                           "free look" period may be longer. See "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this Prospectus for more information.
---------------------------------------------------------------------------------------
Guaranteed benefit offers  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------

The table above summarizes only certain current key features and benefits of the contract. The table also summarizes certain current limitations, restrictions and exceptions to those features and benefits that we have the right to impose under the contract and that are subject to change in the future. In some cases, other limitations, restrictions and exceptions may apply. The contract may not currently be available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

         Retirement Cornerstone(R) Series at a glance -- key features

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions
withdrawn (deducted if you surrender your contract or make
certain withdrawals or apply your cash value to certain      Series B Series CP(R)
payout options)./(2)/                                        7.00%    8.00%/(9)/

Charge for each additional transfer in excess of 12            Maximum Charge: $35
transfers per contract year:/(3)/                              Current Charge: $0

Special service charges:/(4)/

..   Express mail charge                                      Current and Maximum Charge:       $35
..   Wire transfer charge                                     Current and Maximum Charge:       $90
..   Duplicate contract charge                                Current and Maximum Charge:       $35/(6)/
..   Check preparation charge/(5)/                            Maximum Charge:                   $85
..   Charge for third party transfer or exchange/(5)/         Current Charge:                   $0
                                                             Maximum Charge:                   $125
                                                             Current Charge:                   $65/(6)/
--------------------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

--------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
--------------------------------------------------------------------------
Maximum annual administrative charge/(7)/

   If your account value on a contract date anniversary is     $30
   less than $50,000/(8)/

   If your account value on a contract date anniversary is     $0
   $50,000 or more

-------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
-------------------------------------------------------------------------

Separate account annual expenses:/(9)/                         Series B      Series CP(R)
                                                               --------      ---------
Operations                                                     0.80%         1.05%
Administration                                                 0.30%         0.35%
Distribution                                                   0.20%         0.25%
                                                               -----         -----
Total separate account annual expenses ("Contract fee")        1.30%         1.65%
------------------------------------------------------------------------------------------------
 Charges we deduct from your account value each year if you fund any of the following optional benefits
------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (Calculated as a
percentage of the applicable benefit base./(10) /Deducted
annually/(11) /on each contract date anniversary for which
the benefit is in effect.)

   Return of Principal death benefit                           No Additional Charge

   Highest Anniversary Value death benefit                     0.35% (current and maximum)
------------------------------------------------------------------------------------------------
RMD Wealth Guard death benefit

   Maximum Charge:                                             1.20% (for issue ages 20-64)
                                                               2.00% (for issue ages 65-68)

   Current Charge/(12)/:                                       0.60% (for issue ages 20-64)
                                                               1.00% (for issue ages 65-68)
------------------------------------------------------------------------------------------------
"Greater of" death benefit

   Maximum Charge:                                             2.30%

   Current Charge/(13)/:                                       1.15%
------------------------------------------------------------------------------------------------

                                   Fee table

Guaranteed minimum income benefit charge (Calculated as a percentage of the GMIB benefit base/(10)/. Deducted annually/(11)/ on each contract date anniversary for which the benefit is in effect.)

   Maximum Charge:                                              2.30%
   Current Charge/(13)/:                                        1.15%
-----------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.

-----------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2016 (expenses that are deducted from                Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(*)/  0.61%  2.57%
-----------------------------------------------------------------------------------------------------------------

Notes:

(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts of such expenses. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2018 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2018. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

----------------------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
----------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2016 after the effect of Expense Limitation Arrangements/(14)/  Lowest Highest
                                                                                                              0.61%  1.62%
----------------------------------------------------------------------------------------------------------------------------

   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or, if offered, surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

                      Contract Year  Series B Series CP(R)
                      -------------  -------- ------------
                          1.........  7.00%      8.00%
                          2.........  7.00%      8.00%
                          3.........  6.00%      7.00%
                          4.........  6.00%      6.00%
                          5.........  5.00%      5.00%
                          6.........  3.00%      4.00%
                          7.........  1.00%      3.00%
                          8.........  0.00%      2.00%
                          9.........  0.00%      1.00%
                          10+.......  0.00%      0.00%

(3)Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

(4)These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(5)The sum of these charges will never exceed 2% of the amount disbursed or transferred.

(6)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(7)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year.

(8)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your Total account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(9)In connection with the separate account annual expenses, these charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Series CP(R) contracts, both the contract fee and the withdrawal charge compensate us for the expense associated with the Credit.

(10)The benefit base is not an account value or cash value. Your initial benefit base is equal to your initial contribution or transfer to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for transfers to the Protected Benefit account variable investment options. For Series CP(R) contracts, your

                                   Fee table
   initial benefit base does not include the Credit. Subsequent adjustments to the applicable benefit base and the investment performance of the Protected Benefit account may result in a "benefit base" that is significantly different from your total contributions or future transfers to, or account value in, the Protected Benefit account. See "Guaranteed minimum death benefits" and "Guaranteed minimum income benefit" in "Contract features and benefits" later in this Prospectus.

(11)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(12)We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See "RMD Wealth Guard death benefit charge" in "Charges and expenses" later in this Prospectus.

(13)We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See "Guaranteed minimum income benefit charge" and "Greater of death benefit" in "Charges and expenses" later in this Prospectus.

(14)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts of such expenses.

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request.

The first example below shows the expenses that a hypothetical contract owner (who has elected the "Greater of" death benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge calculated as a percentage of contract value, as follows: Series B: 0.010% and Series CP(R): 0.010%. As discussed immediately below, the example further assumes the highest minimum Deferral Roll-up rate of 8% is applied to the GMIB benefit base and Annual Roll-up to age 80 benefit base annually. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" death benefit and Guaranteed minimum income benefit, both of which are calculated as a percentage of each Guaranteed benefit's benefit base. The example also assumes there has not been a withdrawal from the Protected Benefit account.

In this example, we assume the highest minimum Deferral Roll-up rate of 8% that can be applied to the GMIB and Roll-up to age 80 benefit bases. We do this because this will result in the highest minimum GMIB benefit base and "Greater of" death benefit base. Since the charges for the GMIB and "Greater of" death benefit are calculated as a percentage of their applicable benefit bases, the examples show the maximum charges under these assumptions. We reserve the right to declare a Deferral Roll-up rate in excess of 8%. A higher Deferral Roll-up rate could result in a higher GMIB benefit base and "Greater of" death benefit base. However, since we cannot predict how high your Deferral Roll-up rate might be, we have based the example on a Deferral Roll-up rate of 8%, which is the highest rate available under the Deferral Ten-Year Treasuries Formula Rate. See "Deferral Roll-up rate" under "Guaranteed minimum income benefit" in "Contract features and benefits."

Amounts allocated to the Special DCA programs (as available) are not covered by these examples. The annual administrative charge and any applicable withdrawal charge do apply to amounts allocated to the Special DCA programs.

The example assumes that you invest $10,000 in the Protected Benefit account variable investment options for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(R) contracts assumes that a 3% Credit was applied to your contribution. Other than the annual administrative charge and the charges for the Guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and that amounts are allocated to the Protected Benefit account variable investment options that invest in Portfolios with (a) the maximum fees and expenses, and (b) the minimum fees and expenses (before expense limitations). Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             Series B
----------------------------------------------------------------------------------------------------------------------
                                    If you surrender your contract at the If you do not surrender your contract at the
                                    end of the applicable time period     end of the applicable time period
----------------------------------------------------------------------------------------------------------------------
                                    1 year   3 years   5 years  10 years  1 year     3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Protected Benefit account
   investment options               $1,291   $2,713    $4,540    $9,524    $591      $2,113     $4,040      $9,524
----------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Protected Benefit account
   investment options               $1,192   $2,427    $4,091    $8,811    $492      $1,827     $3,591      $8,811
----------------------------------------------------------------------------------------------------------------------

                                           Series CP(R)
----------------------------------------------------------------------------------------------------------------------
                                    If you surrender your contract at the If you do not surrender your contract at the
                                    end of the applicable time period     end of the applicable time period
----------------------------------------------------------------------------------------------------------------------
                                    1 year   3 years   5 years  10 years  1 year     3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Protected Benefit account
   investment options               $1,439   $2,952    $4,760    $9,889    $639      $2,252     $4,260      $9,889
----------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Protected Benefit account
   investment options               $1,337   $2,660    $4,304    $9,179    $537      $1,960     $3,804      $9,179
----------------------------------------------------------------------------------------------------------------------

                                   Fee table

The next example shows the expenses that a hypothetical contract owner who has opted out of all optional benefits that have fees associated with them would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge calculated as a percentage of contract value, as follows: Series B: 0.010% and Series CP(R):
0.010%.

The example assumes amounts are allocated to the most expensive and least expensive Portfolio. Amounts allocated to the guaranteed interest option and the Special DCA programs (as available) are not covered by these examples. The annual administrative charge and any applicable withdrawal charge do apply to amounts allocated to the guaranteed interest option and the Special DCA programs.

The example assumes that you invest $10,000 in the Investment account variable investment options for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(R) contracts assumes that a 3% Credit was applied to your contribution. Other than the annual administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) invested in by the Investment account variable investment options set forth in the previous charts. Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             Series B
---------------------------------------------------------------------------------------------------------
                                                                           If you do not surrender your
                                    If you surrender your contract at the   contract at the end of the
                                    end of the applicable time period         applicable time period
---------------------------------------------------------------------------------------------------------
                                    1 year   3 years   5 years  10 years  1 year 3 years 5 years 10 years
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,107   $1,833    $2,575    $4,248    $407  $1,233  $2,075   $4,248
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $  902   $1,223    $1,570    $2,309    $202  $  623  $1,070   $2,309
---------------------------------------------------------------------------------------------------------

                                           Series CP(R)
---------------------------------------------------------------------------------------------------------
                                                                           If you do not surrender your
                                    If you surrender your contract at the   contract at the end of the
                                    end of the applicable time period         applicable time period
---------------------------------------------------------------------------------------------------------
                                    1 year   3 years   5 years  10 years  1 year 3 years 5 years 10 years
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,257   $2,080    $2,813    $4,691    $457  $1,380  $2,313   $4,691
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,045   $1,456    $1,793    $2,765    $245  $  756  $1,293   $2,765
---------------------------------------------------------------------------------------------------------

For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

Condensed financial information

Please see Appendix IX at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2016.

                                   Fee table

1. Contract features and benefits


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How you can purchase and contribute to your contract

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix VIII later in this Prospectus, summarize our current rules regarding contributions to your contract, which are subject to change. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently do not accept any contribution to your contract if: (i) the sum of all contributions under all Accumulator(R) Series and Retirement Cornerstone(R) Series contracts with the same owner or annuitant would then total more than $1,500,000, or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including Guaranteed benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. For a state-by-state description of all material variations of the contracts, see Appendix V later in this Prospectus.

You may not contribute or transfer more than $1,500,000 to your Protected Benefit account variable investment options and a Special DCA program with amounts designated for the Protected Benefit account variable investment options.

Once a withdrawal is taken from your Protected Benefit account, you cannot make additional contributions to your Protected Benefit account, either directly or through a new Special DCA program. You may, however, be able to continue to make transfers from your Investment account to the Protected Benefit account variable investment options until such time you make a subsequent contribution to your Investment account. Scheduled transfers from an existing Special DCA program will continue through to the program's conclusion.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of Retirement Cornerstone(R) Series contracts, respectively, purchased at the same time by an individual (including spouse) meet the minimum.

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The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

..   Change our contribution requirements and limitations and our transfer rules, including to:

   -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

   -- discontinue the acceptance of subsequent contributions to the contract;

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options and/or guaranteed interest option; and

   -- discontinue the acceptance of subsequent contributions and/or transfers into the Protected Benefit account variable investment options.

..   Default certain contributions and transfers designated for a Protected
    Benefit account variable investment option(s) to the corresponding Investment account variable investment option(s), which invests in the same underlying Portfolio(s). See "Rebalancing among your Protected Benefit account variable investment options" under "Allocating your contributions" later in this section.

..   Further limit the number of variable investment options you may invest in at any one time.

..   Limit or terminate new contributions or transfers to an investment option.

We reserve the right in our sole discretion to discontinue the acceptance of, and/or place limitations on contributions and transfers into the contract and/or certain investment options. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account variable investment options, you may not be able to fund your Guaranteed benefit(s). This also means that if you have already funded your Guaranteed benefits by allocating amounts to the Protected Benefit account variable investment options, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers.

Owner and annuitant requirements

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. We also reserve the right to prohibit availability of this contract to other non-natural owners.

                        Contract features and benefits

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

Owners which are not individuals are required to document their status to avoid 30% FATCA withholding from U.S.-source income.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA Beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be a plan participant/employee. The term "QP contracts" used in this Prospectus refers to QPDB and/or QPDC contracts. See Appendix II at the end of this Prospectus for more information regarding QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

Purchase considerations for a charitable remainder trust

(This section only applies to Series B.)

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Protected Benefit account, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Retirement Cornerstone(R) Series contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. The required distribution may have an adverse impact on the value of your Guaranteed benefits.

Series CP(R) contracts are not available for purchase by charitable remainder trusts.

How you can make your contributions

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. For an IRA contract (traditional or Roth) your initial contribution must be a direct transfer contribution from another IRA contract (traditional or Roth, as the case may be) or a rollover from an IRA or other eligible retirement plan. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

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The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

                        Contract features and benefits

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.
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What are your investment options under the contract?

Your investment options are the following:

..   Protected Benefit account variable investment options (used to fund
    Guaranteed benefits)

..   Investment account variable investment options

..   Guaranteed interest option

..   the account for special money market dollar cost averaging (Series CP(R)
    contracts only)

..   the account for special dollar cost averaging (Series B contracts only)

All eligible contracts will be issued with the Return of Principal death benefit unless you make an alternate election of the Highest Anniversary Value death benefit, the RMD Wealth Guard death benefit or the "Greater of" death benefit. The RMD Wealth Guard death benefit is not available if you elected the GMIB. Your Guaranteed benefits do not need to be funded at issue. Also, any applicable charges will not be assessed until you fund your Protected Benefit account. The Protected Benefit account variable investment options are used to fund these benefits.

Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for future transfers to the Protected Benefit account variable investment options will fund your Guaranteed benefits. These amounts will be included in the respective benefit bases of your Guaranteed benefits and will become part of your Protected Benefit account value. All amounts allocated to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for Protected Benefit account variable investment options are subject to the terms and conditions of the Guaranteed benefits under your contract.

If you allocate to investment options available to fund your Guaranteed benefits, you may later decide to change your allocation instructions in order to increase, decrease or stop the funding of your Guaranteed benefits. Also, if you have a Guaranteed benefit, there is no requirement that you must fund it either at issue or on any future date.

If you have a Guaranteed benefit and allocate any amount to the Protected Benefit account variable investment options or a Special DCA program with amounts designated for future transfers to the Protected Benefit account variable investment options, you are funding the Guaranteed benefits under your contract. No other action is required of you. If you do not wish to fund a Guaranteed benefit, you should not allocate contributions or make transfers to your Protected Benefit account. See "Allocating your contributions" later in this section.

Once you allocate amounts to the Protected Benefit account variable investment options, such amounts may be transferred among the Protected Benefit account variable investment options, but may not be transferred to the Investment account variable investment options or the guaranteed interest option. In addition, we may at any time exercise our right to limit or terminate transfers into any of the variable investment options. For more information, see "Transferring your money among investment options" later in this Prospectus.

The table below shows the current Protected Benefit account variable investment options and Investment account variable investment options available to you. It is important to note that the Protected Benefit account variable investment options are also available as Investment account variable investment options. The Protected Benefit account variable investment options invest in the same Portfolios as the corresponding Investment account variable investment options.

Protected Benefit Account Variable Investment Options
--------------------------------------------------------------------------------
.. AXA Aggressive Strategy
.. AXA Balanced Strategy
.. AXA Conservative Growth Strategy
.. AXA Conservative Strategy
.. AXA Growth Strategy
.. AXA Moderate Growth Strategy
.. AXA/AB Dynamic Aggressive Growth
.. AXA/AB Dynamic Growth
.. AXA/AB Dynamic Moderate Growth
.. AXA/Goldman Sachs Strategic Allocation
.. AXA/Invesco Strategic Allocation
.. AXA/JPMorgan Strategic Allocation
.. AXA/Legg Mason Strategic Allocation
--------------------------------------------------------------------------------

                        Contract features and benefits

Investment Account Variable Investment Options
--------------------------------------------------------------------------------
.. 1290 VT DoubleLine Dynamic Allocation
.. 1290 VT DoubleLine Opportunistic Bond
.. 1290 VT Equity Income
.. 1290 VT GAMCO Mergers & Acquisitions
.. 1290 VT GAMCO Small Company Value
.. 1290 VT High Yield Bond
.. 1290 VT Natural Resources
.. 1290 VT Real Estate
.. 7Twelve/TM/ Balanced Portfolio
.. All Asset Growth - Alt 20
.. AB VPS International Growth
.. American Century VP Mid Cap Value
.. American Funds Insurance Series(R) Bond Fund
.. American Funds Insurance Series(R) Global Small Capitalization Fund
.. American Funds Insurance Series(R) New World Fund(R)
.. AXA Aggressive Strategy
.. AXA Balanced Strategy
.. AXA Conservative Growth Strategy
.. AXA Conservative Strategy
.. AXA Growth Strategy
.. AXA Moderate Allocation
.. AXA Moderate Growth Strategy
.. AXA/AB Dynamic Aggressive Growth
.. AXA/AB Dynamic Growth
.. AXA/AB Dynamic Moderate Growth
.. AXA/AB Small Cap Growth
.. AXA/Goldman Sachs Strategic Allocation
.. AXA/Invesco Strategic Allocation
.. AXA International Core Managed Volatility
.. AXA/Janus Enterprise
.. AXA/JPMorgan Strategic Allocation
.. AXA Large Cap Value Managed Volatility
.. AXA/Legg Mason Strategic Allocation
.. AXA/Loomis Sayles Growth
.. AXA Mid Cap Value Managed Volatility
.. BlackRock Global Allocation V.I. Fund
.. BlackRock Large(R) Cap Focus Growth V.I. Fund
.. Charter/SM/ Moderate
.. Charter/SM/ Moderate Growth
.. Charter/SM/ Small Cap Value
.. ClearBridge Variable Aggressive Growth
.. ClearBridge Variable Appreciation
.. ClearBridge Variable Dividend Strategy
.. ClearBridge Variable Mid Cap
.. EQ/BlackRock Basic Value Equity
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index
.. EQ/Emerging Markets Equity PLUS
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Invesco Comstock
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index
.. EQ/MFS International Growth
.. EQ/Mid Cap Index
.. EQ/Money Market
.. EQ/Oppenheimer Global
.. EQ/PIMCO Global Real Return
.. EQ/PIMCO Ultra Short Bond
.. EQ/Small Company Index
.. EQ/T. Rowe Price Growth Stock
.. Eaton Vance VT Floating-Rate Income
.. Fidelity(R) VIP Contrafund(R)
.. Fidelity(R) VIP Mid Cap
.. Fidelity(R) VIP Strategic Income
.. First Trust/Dow Jones Dividend & Income Allocation
.. First Trust Multi Income Allocation
.. Franklin Founding Funds Allocation VIP
.. Franklin Income VIP
.. Franklin Rising Dividends VIP
.. Franklin Strategic Income VIP
.. Goldman Sachs VIT Mid Cap Value
.. Hartford Capital Appreciation HLS
.. Hartford Growth Opportunities HLS
.. Invesco V.I. Diversified Dividend
.. Invesco V.I. Equity and Income
.. Invesco V.I. Global Real Estate
.. Invesco V.I. High Yield
.. Invesco V.I. International Growth
.. Invesco V.I. Mid Cap Core Equity
.. Invesco V.I. Small Cap Equity
.. Ivy VIP Asset Strategy
.. Ivy VIP Dividend Opportunities
.. Ivy VIP Energy
.. Ivy VIP High Income
.. Ivy VIP Mid Cap Growth
.. Ivy VIP Natural Resources
.. Ivy VIP Science and Technology
.. Ivy VIP Small Cap Growth
.. Lazard Retirement Emerging Markets Equity
.. Lord Abbett Bond Debenture
.. MFS(R) Investors Trust Series
.. MFS(R) Massachusetts Investors Growth Stock
.. MFS(R) Utilities Series
.. Multimanager Aggressive Equity
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology
.. Neuberger Berman International Equity
.. Neuberger Berman U.S. Equity Index PutWrite Strategy
.. PIMCO CommodityRealReturn(R) Strategy
.. PIMCO Real Return
.. PIMCO Total Return
.. ProFund VP Biotechnology
.. Putnam VT Diversified Income
.. QS Legg Mason Dynamic Multi-Strategy VIT
.. T.Rowe Price Health Sciences Portfolio II
.. Templeton Developing Markets VIP
.. Templeton Global Bond VIP
.. VanEck VIP Global Hard Assets
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If you decide to participate in a Special DCA program, any amounts allocated to the program that are designated for future transfers to the Protected Benefit account variable investment options will be included in the Protected Benefit account value. Any amounts allocated to a Special DCA program that are designated for future transfers to the Investment account variable investment options and the guaranteed interest option will be included in your Investment account value. As discussed later in this section, the Special DCA programs allow you to gradually allocate amounts to available investment options through periodic transfers. You can allocate to either or both Investment account and Protected Benefit account variable investment options as part of your Special DCA program. See "Allocating your contributions" later in this section.

Variable investment options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives their investment manager(s) and/or sub-adviser(s). We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options (including the Protected Benefit account variable investment options) and to limit the number of variable investment options which you may select.

                        Contract features and benefits

Portfolios of the Trusts

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the affiliated Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

You should be aware that having the GMIB and/or certain other guaranteed benefits limits your ability to invest in some of the variable investment options that would otherwise be available to you under the contract. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) and investment option restrictions in connection with any guaranteed benefit that include these Portfolios are designed to reduce the overall volatility of your Total account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your Total account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). This may effectively suppress the value of guaranteed benefit(s) that are eligible for periodic benefit base resets because your benefit base is available for resets only when your Protected Benefit account value is higher. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods

                        Contract features and benefits
of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Total account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the AXA volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a "(delta)" under the column entitled "Volatility Management." Any such unaffiliated Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your Total account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Asset Transfer Program. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as fundsoffunds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

---------------------------------------------------------------------------------------------------------------
                                                                             Investment
                                                                             Manager (or
 AXA Premier VIP                                                             Sub-Adviser(s),      Volatility
 Trust Portfolio Name     Share Class  Objective                             as applicable)       Management
---------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION    Class A     Seeks to achieve long-term capital    .   AXA Equitable    (check mark)
                                       appreciation and current income.          Funds
                                                                                 Management
                                                                                 Group, LLC
---------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MODERATE       Class B     Seeks long-term capital appreciation  .   AXA Equitable
                                       and current income, with a greater        Funds
                                       emphasis on current income.               Management
                                                                                 Group, LLC
---------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MODERATE       Class B     Seeks long-term capital appreciation  .   AXA Equitable
  GROWTH                               and current income, with a greater        Funds
                                       emphasis on current income.               Management
                                                                                 Group, LLC
---------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP      Class B     Seeks to achieve long-term growth of  .   AXA Equitable
  VALUE                                capital.                                  Funds
                                                                                 Management
                                                                                 Group, LLC
---------------------------------------------------------------------------------------------------------------

                                                                               Investment Manager
 EQ Advisors                                                                    (or Sub-Adviser(s), Volatility
 Trust Portfolio Name     Share Class  Objective                                as applicable)      Management
---------------------------------------------------------------------------------------------------------------
1290 VT DOUBLELINE         Class IB    Seeks to achieve total return from      .   DoubleLine
  DYNAMIC ALLOCATION                   long-term capital appreciation and          Capital LP
                                       income.
---------------------------------------------------------------------------------------------------------------
1290 VT DOUBLELINE         Class IB    Seeks to maximize current income        .   DoubleLine
  OPPORTUNISTIC BOND                   and total return.                           Capital LP
---------------------------------------------------------------------------------------------------------------
1290 VT EQUITY INCOME      Class IA    Seeks a combination of growth and       .   Boston
                                       income to achieve an above average          Advisors, LLC
                                       and consistent total return.
---------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS &    Class IA    Seeks to achieve capital appreciation.  .   GAMCO Asset
  ACQUISITIONS                                                                     Management, Inc.
---------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL        Class IA    Seeks to maximize capital               .   GAMCO Asset
  COMPANY VALUE                        appreciation.                               Management, Inc.
---------------------------------------------------------------------------------------------------------------

                        Contract features and benefits

-----------------------------------------------------------------------------------------------------------------
                                                                              Investment Manager
 EQ Advisors                                                                   (or Sub-Adviser(s),  Volatility
 Trust Portfolio Name     Share Class  Objective                               as applicable)       Management
-----------------------------------------------------------------------------------------------------------------
1290 VT HIGH YIELD BOND    Class IB    Seeks to maximize current income.      .   AXA Equitable
                                                                                  Funds
                                                                                  Management
                                                                                  Group, LLC
                                                                              .   AXA Investment
                                                                                  Managers, Inc.
                                                                              .   Post Advisory
                                                                                  Group, LLP
-----------------------------------------------------------------------------------------------------------------
1290 VT NATURAL RESOURCES  Class IB    Seeks to achieve long-term growth of   .
                                       capital.                                   AllianceBernstein
                                                                                  L.P.
-----------------------------------------------------------------------------------------------------------------
1290 VT REAL ESTATE        Class IB    Seeks to provide long-term capital     .
                                       appreciation and current income.           AllianceBernstein
                                                                                  L.P.
-----------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH - ALT 20  Class IA    Seeks long-term capital appreciation   .   AXA Equitable
                                       and current income.                        Funds
                                                                                  Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE             Class IB    Seeks long-term capital appreciation   .   AXA Equitable     (check mark)
  STRATEGY/(+)/                        and current income, with a greater         Funds
                                       emphasis on capital appreciation.          Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA BALANCED               Class IB    Seeks long-term capital appreciation   .   AXA Equitable     (check mark)
  STRATEGY/(+)/                        and current income.                        Funds
                                                                                  Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH    Class IB    Seeks current income and growth of     .   AXA Equitable     (check mark)
  STRATEGY/(+)/                        capital, with a greater emphasis on        Funds
                                       current income.                            Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE           Class IB    Seeks a high level of current income.  .   AXA Equitable     (check mark)
  STRATEGY/(+)/                                                                   Funds
                                                                                  Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY/(+)/   Class IB    Seeks long-term capital appreciation   .   AXA Equitable     (check mark)
                                       and current income, with a greater         Funds
                                       emphasis on capital appreciation.          Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH        Class IB    Seeks long-term capital appreciation   .   AXA Equitable     (check mark)
  STRATEGY/(+)/                        and current income, with a greater         Funds
                                       emphasis on current income.                Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA/AB DYNAMIC             Class IB    Seeks to achieve total return from     .   AXA Equitable       (delta)
  AGGRESSIVE GROWTH/(+)/               long-term growth of capital and            Funds
                                       income, with a greater emphasis on         Management
                                       growth of capital.                         Group, LLC
                                                                              .
                                                                                  AllianceBernstein
                                                                                  L.P.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
AXA/AB DYNAMIC             Class IB    Seeks to achieve total return from     .                       (delta)
  GROWTH/(+)/                          long-term growth of capital and            AllianceBernstein
                                       income, with a greater emphasis on         L.P.
                                       growth of capital.
-----------------------------------------------------------------------------------------------------------------
AXA/AB DYNAMIC MODERATE    Class IB    Seeks to achieve total return from     .                       (delta)
  GROWTH/(+)/                          long-term growth of capital and            AllianceBernstein
                                       income.                                    L.P.
-----------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH    Class IA    Seeks to achieve long-term growth of   .
                                       capital.                                   AllianceBernstein
                                                                                  L.P.
                                                                              .   AXA Equitable
                                                                                  Funds
                                                                                  Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA/GOLDMAN SACHS          Class IB    Seeks to achieve long term capital     .   Goldman Sachs       (delta)
  STRATEGIC                            appreciation under normal market           Asset
  ALLOCATION/(+)/                      conditions, while focusing on the          Management, L.P.
                                       preservation of capital in distressed
                                       market environments.
-----------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE     Class IA    Seeks to achieve long-term growth of   .   AXA Equitable     (check mark)
  MANAGED VOLATILITY                   capital with an emphasis on risk-          Funds
                                       adjusted returns and managing              Management
                                       volatility in the Portfolio.               Group, LLC
                                                                              .   BlackRock
                                                                                  Investment
                                                                                  Management, LLC
                                                                              .   EARNEST
                                                                                  Partners, LLC
                                                                              .   Federated
                                                                                  Global
                                                                                  Investment
                                                                                  Management Corp.
                                                                              .   Massachusetts
                                                                                  Financial
                                                                                  Services
                                                                                  Company d/b/a
                                                                                  MFS Investment
                                                                                  Management
-----------------------------------------------------------------------------------------------------------------

                        Contract features and benefits

--------------------------------------------------------------------------------------------------------------------
                                                                                 Investment Manager
 EQ Advisors                                                                      (or Sub-Adviser(s),  Volatility
 Trust Portfolio Name     Share Class  Objective                                  as applicable)       Management
--------------------------------------------------------------------------------------------------------------------
AXA/INVESCO STRATEGIC      Class IB    Seeks long-term capital appreciation      .   Invesco             (delta)
  ALLOCATION/(+)/                      while managing portfolio volatility.          Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE       Class IA    Seeks to achieve capital growth.          .   Janus Capital
                                                                                     Management LLC
--------------------------------------------------------------------------------------------------------------------
AXA/JPMORGAN STRATEGIC     Class IB    Seeks to achieve long-term capital        .   AXA Equitable       (delta)
  ALLOCATION/(+)/                      appreciation with an emphasis on              Funds
                                       risk-adjusted returns and managing            Management
                                       volatility in the Portfolio.                  Group, LLC
                                                                                 .   J.P. Morgan
                                                                                     Investment
                                                                                     Management, Inc.
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE        Class IA    Seeks to achieve long-term growth of      .                     (check mark)
  MANAGED VOLATILITY                   capital with an emphasis on risk-             AllianceBernstein
                                       adjusted returns and managing                 L.P.
                                       volatility in the Portfolio.              .   AXA Equitable
                                                                                     Funds
                                                                                     Management
                                                                                     Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Massachusetts
                                                                                     Financial
                                                                                     Services
                                                                                     Company d/b/a
                                                                                     MFS Investment
                                                                                     Management
--------------------------------------------------------------------------------------------------------------------
AXA/LEGG MASON STRATEGIC   Class IB    Seeks long-term capital appreciation      .   QS Investors,       (delta)
  ALLOCATION/(+)/                      while managing Portfolio volatility.          LLC
--------------------------------------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH   Class IA    Seeks to achieve capital appreciation.    .   Loomis, Sayles
                                                                                     & Company, L.P.
--------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE          Class IA    Seeks to achieve long-term capital        .   AXA Equitable     (check mark)
  MANAGED VOLATILITY                   appreciation with an emphasis on risk         Funds
                                       adjusted returns and managing                 Management
                                       volatility in the Portfolio.                  Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Diamond Hill
                                                                                     Capital
                                                                                     Management, Inc.
                                                                                 .   Wellington
                                                                                     Management
                                                                                     Company, LLP
--------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE   Class IA    Seeks to achieve capital appreciation     .   BlackRock
  EQUITY                               and secondarily, income.                      Investment
                                                                                     Management, LLC
--------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX      Class IA    Seeks to achieve a total return before    .
                                       expenses that approximates the total          AllianceBernstein
                                       return performance of the Russell             L.P.
                                       3000(R) Index, including reinvestment
                                       of dividends, at a risk level consistent
                                       with that of the Russell 3000(R) Index.
--------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX         Class IB    Seeks to achieve a total return before    .   SSgA Funds
                                       expenses that approximates the total          Management, Inc.
                                       return performance of the Barclays
                                       U.S. Intermediate Government/Credit
                                       Bond Index, including reinvestment of
                                       dividends, at a risk level consistent
                                       with that of the Barclays U.S.
                                       Intermediate Government/Credit
                                       Bond Index.
--------------------------------------------------------------------------------------------------------------------
EQ/EMERGING MARKETS        Class IB    Seeks to achieve long-term growth of      .
  EQUITY PLUS                          capital.                                      AllianceBernstein
                                                                                     L.P.
                                                                                 .   AXA Equitable
                                                                                     Funds
                                                                                     Management
                                                                                     Group, LLC
                                                                                 .   EARNEST
                                                                                     Partners, LLC
--------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX        Class IA    Seeks to achieve a total return before    .
                                       expenses that approximates the total          AllianceBernstein
                                       return performance of the Standard &          L.P.
                                       Poor's 500 Composite Stock Price
                                       Index, including reinvestment of divi-
                                       dends, at a risk level consistent with
                                       that of the Standard & Poor's 500
                                       Composite Stock Price Index.
--------------------------------------------------------------------------------------------------------------------

                        Contract features and benefits

-------------------------------------------------------------------------------------------------------------------
                                                                                  Investment Manager
 EQ Advisors                                                                       (or Sub-Adviser(s),  Volatility
 Trust Portfolio Name     Share Class  Objective                                   as applicable)       Management
-------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE            Class IB    Seeks to achieve a total return before     .   AXA Equitable
  GOVERNMENT BOND                      expenses that approximates the total           Funds
                                       return performance of the Barclays             Management
                                       U.S. Intermediate Government Bond              Group, LLC
                                       Index, including reinvestment of           .   SSgA Funds
                                       dividends, at a risk level consistent          Management, Inc.
                                       with that of the Barclays U.S.
                                       Intermediate Government Bond
                                       Index.
-------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY    Class IA    Seeks to achieve a total return (before    .
  INDEX                                expenses) that approximates the total          AllianceBernstein
                                       return performance of a composite              L.P.
                                       index comprised of 40% DJ Euro
                                       STOXX 50 Index, 25% FTSE 100
                                       Index, 25% TOPIX Index, and 10%
                                       S&P/ASX 200 Index, including
                                       reinvestment of dividends, at a risk
                                       level consistent with that of the
                                       composite index.
-------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK        Class IA    Seeks to achieve capital growth and        .   Invesco
                                       income.                                        Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX  Class IA    Seeks to achieve a total return before     .
                                       expenses that approximates the total           AllianceBernstein
                                       return performance of the Russell              L.P.
                                       1000(R) Growth Index, including
                                       reinvestment of dividends at a risk
                                       level consistent with that of the Russell
                                       1000(R) Growth Index.
-------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX   Class IA    Seeks to achieve a total return before     .   SSgA Funds
                                       expenses that approximates the total           Management, Inc.
                                       return performance of the Russell
                                       1000(R) Value Index, including
                                       reinvestment of dividends, at a risk
                                       level consistent with that of the
                                       Russell 1000(R) Value Index.
-------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL       Class IA    Seeks to achieve capital appreciation.     .   Massachusetts
  GROWTH                                                                              Financial
                                                                                      Services
                                                                                      Company d/b/a
                                                                                      MFS Investment
                                                                                      Management
-------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX           Class IA    Seeks to achieve a total return before     .   SSgA Funds
                                       expenses that approximates the total           Management, Inc.
                                       return performance of the Standard &
                                       Poor's Mid Cap 400 Index, including
                                       reinvestment of dividends, at a risk
                                       level consistent with that of the
                                       Standard & Poor's Mid Cap 400
                                       Index.
-------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(++)/      Class IA    Seeks to obtain a high level of current    .   The Dreyfus
                                       income, preserve its assets and                Corporation
                                       maintain liquidity.
-------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL      Class IA    Seeks to achieve capital appreciation.     .
                                                                                      OppenheimerFunds,
                                                                                      Inc.
-------------------------------------------------------------------------------------------------------------------
EQ/PIMCO GLOBAL REAL       Class IB    Seeks to achieve maximum real              .   Pacific
  RETURN                               return, consistent with preservation of        Investment
                                       capital and prudent investment                 Management
                                       management.                                    Company LLC
-------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND  Class IA    Seeks to generate a return in excess       .   Pacific
                                       of traditional money market products           Investment
                                       while maintaining an emphasis on               Management
                                       preservation of capital and liquidity.         Company LLC
-------------------------------------------------------------------------------------------------------------------

                        Contract features and benefits

-------------------------------------------------------------------------------------------------------------------
                                                                              Investment Manager
 EQ Advisors                                                                   (or Sub-Adviser(s),      Volatility
 Trust Portfolio Name     Share Class  Objective                               as applicable)           Management
-------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX     Class IA    Seeks to replicate as closely as       .
                                       possible (before expenses) the total       AllianceBernstein
                                       return of the Russell 2000(R) Index.       L.P.
-------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH    Class IA    Seeks to achieve long-term capital     .   T. Rowe Price
  STOCK                                appreciation and secondarily, income.      Associates, Inc.
-------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE    Class IB    Seeks to achieve long-term growth of   .
  EQUITY                               capital.                                   AllianceBernstein
                                                                                  L.P.
                                                                              .   AXA Equitable
                                                                                  Funds
                                                                                  Management
                                                                                  Group, LLC
                                                                              .   ClearBridge
                                                                                  Investments, LLC
                                                                              .   Scotia
                                                                                  Institutional
                                                                                  Management US,
                                                                                  Ltd.
                                                                              .   T. Rowe Price
                                                                                  Associates, Inc.
                                                                              .   Westfield
                                                                                  Capital
                                                                                  Management
                                                                                  Company, L.P.
-------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP       Class IB    Seeks to achieve long-term growth of   .
  GROWTH                               capital.                                   AllianceBernstein
                                                                                  L.P.
                                                                              .   AXA Equitable
                                                                                  Funds
                                                                                  Management
                                                                                  Group, LLC
                                                                              .
                                                                                  BlackRock Investment
                                                                                  Management, LLC
                                                                              .   Franklin
                                                                                  Advisers, Inc.
                                                                              .
                                                                                  Wellington Management
                                                                                  Company, LLP
-------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP       Class IB    Seeks to achieve long-term growth of   .   AXA Equitable
  VALUE                                capital.                                   Funds
                                                                                  Management
                                                                                  Group, LLC
                                                                              .   BlackRock
                                                                                  Investment
                                                                                  Management, LLC
                                                                              .   Diamond Hill
                                                                                  Capital
                                                                                  Management, Inc.
                                                                              .   Lord, Abbett &
                                                                                  Co. LLC
-------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY    Class IB    Seeks to achieve long-term growth of   .   Allianz Global
                                       capital.                                   Investors U.S.
                                                                                  LLC
                                                                              .   AXA Equitable
                                                                                  Funds
                                                                                  Management
                                                                                  Group, LLC
                                                                              .   SSgA Funds
                                                                                  Management, Inc.
                                                                              .   Wellington
                                                                                  Management
                                                                                  Company, LLP
-------------------------------------------------------------------------------------------------------------------

 AIM Variable Insurance Funds (Invesco                                                      Investment Manager
 Variable Insurance Funds) - Series                                                          (or Sub-Adviser(s),
 II Portfolio Name                       Objective                                          as applicable)
---------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND   The fund's investment objective is to provide      .   Invesco
                                         reasonable current income and long-term growth of      Advisers, Inc.
                                         income and capital.
---------------------------------------------------------------------------------------------------------------------
INVESCO V.I. EQUITY AND INCOME FUND      The fund's investment objectives are both capital  .   Invesco
                                         appreciation and current income.                       Advisers, Inc.
---------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE FUND     The fund's investment objective is total return    .   Invesco
                                         through growth of capital and current income.          Advisers, Inc.
                                                                                            .   Sub-Adviser:
                                                                                                Invesco Asset
                                                                                                Management
                                                                                                Limited
---------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD FUND             The fund's investment objective is total return,   .   Invesco
                                         comprised of current income and capital                Advisers, Inc.
                                         appreciation.                                      .   Sub-Adviser:
                                                                                                Invesco Canada
                                                                                                Ltd.
---------------------------------------------------------------------------------------------------------------------

                        Contract features and benefits

-----------------------------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds (Invesco                                                        Investment Manager
 Variable Insurance Funds) - Series                                                            (or Sub-Adviser(s),
 II Portfolio Name                       Objective                                            as applicable)
-----------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND   The fund's investment objective is long-term growth  .   Invesco
                                         of capital.                                              Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND    The fund's investment objective is long-term growth  .   Invesco
                                         of capital.                                              Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY FUND       The fund's investment objective is long-term growth  .   Invesco
                                         of capital.                                              Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------

                                                                                            Investment Manager
 AB Variable Product Series Fund, Inc.                                                       (or Sub-Adviser(s),
 - Class B Portfolio Name                Objective                                          as applicable)
---------------------------------------------------------------------------------------------------------------------
AB VPS INTERNATIONAL GROWTH PORTFOLIO    The Portfolio's investment objective is long-term  .
                                         growth of capital.                                     AllianceBernstein
                                                                                                L.P.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Investment Manager
 American Century Variable Portfolios,                                                        (or Sub-Adviser(s),
 Inc. - Class II Portfolio Name          Objective                                           as applicable)
----------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE FUND   The fund seeks long-term capital growth. Income is  .   American
                                         a secondary objective.                                  Century
                                                                                                 Investment
                                                                                                 Management, Inc.
----------------------------------------------------------------------------------------------------------------------

 American Funds Insurance Series(R) -                                                          Investment Manager
 Class 4 Shares                                                                                 (or Sub-Adviser(s),
 Portfolio Name                          Objective                                             as applicable)
------------------------------------------------------------------------------------------------------------------------
BOND FUND                                The fund's investment objective is to provide as      .   Capital
                                         high a level of current income as is consistent with      Research and
                                         the preservation of capital.                              Management
                                                                                                   Company
------------------------------------------------------------------------------------------------------------------------
GLOBAL SMALL CAPITALIZATION FUND         The fund's investment objective is to provide you     .   Capital
                                         with long-term growth of capital.                         Research and
                                                                                                   Management
                                                                                                   Company
------------------------------------------------------------------------------------------------------------------------
NEW WORLD FUND(R)                        The fund's investment objective is long-term capital  .   Capital
                                         appreciation.                                             Research and
                                                                                                   Management
                                                                                                   Company
------------------------------------------------------------------------------------------------------------------------

                                                                                Investment Manager
 BlackRock Variable Series Funds, Inc.                                           (or Sub-Adviser(s),
 - Class III Portfolio Name              Objective                               as applicable)
--------------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL ALLOCATION V.I. FUND    To seek high total investment return.  .   Adviser:
                                                                                    BlackRock
                                                                                    Advisors, LLC
--------------------------------------------------------------------------------------------------------
BLACKROCK LARGE CAP FOCUS GROWTH V.I.    Seeks long-term capital growth.        .   Adviser:
  FUND                                                                              BlackRock
                                                                                    Advisors, LLC

-------------------------------------------------------------------------------------------------------------
                                                                                     Investment Manager
                                                                                     (or
 Eaton Vance Variable Trust                                                          Sub-Adviser(s), as
 Portfolio Name                          Objective                                   applicable)
-------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND To provide a high level of current income.  .   Eaton Vance
                                                                                         Management

------------------------------------------------------------------------------------------------------------------
 Fidelity(R) Variable                                                                    Investment Manager
 Insurance Products (VIP) - Service                                                       (or Sub-Adviser(s),
 Class 2 Portfolio Name                  Objective                                       as applicable)
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO  Seeks long-term capital appreciation.           .   Fidelity
                                                                                             Management &
                                                                                             Research
                                                                                             Company (FMR)
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO        Seeks long-term growth of capital.              .   Fidelity
                                                                                             Management &
                                                                                             Research Company
                                                                                             (FMR)
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP STRATEGIC INCOME         Seeks a high level of current income. The fund  .   Fidelity
  PORTFOLIO                              may also seek capital appreciation.                 Management &
                                                                                             Research
                                                                                             Company (FMR)

---------------------------------------------------------------------------------------------------------------------
                                                                                            Investment Manager
 First Trust Variable                                                                        (or Sub-Adviser(s),
 Insurance Trust Portfolio Name          Objective                                          as applicable
---------------------------------------------------------------------------------------------------------------------
FIRST TRUST/DOW JONES DIVIDEND & INCOME  Seeks to provide total return by allocating among  .   First Trust
  ALLOCATION PORTFOLIO                   dividend-paying stocks and investment grade            Advisors, L.P.
                                         bonds.
---------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI INCOME ALLOCATION      Seeks to maximize current income, with a           .   First Trust
  PORTFOLIO                              secondary objective of capital appreciation.           Advisors L.P.
---------------------------------------------------------------------------------------------------------------------

                        Contract features and benefits

------------------------------------------------------------------------------------------------------------------------
                                                                                               Investment Manager
 Franklin Templeton Variable Insurance                                                          (or Sub-Adviser(s),
 Products Trust - Class 2 Portfolio Name  Objective                                            as applicable)
------------------------------------------------------------------------------------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP    The Fund's principal investment goal is capital      .   Fund
  FUND                                    appreciation. Its secondary goal is income.              Administrator:
                                                                                                   Franklin
                                                                                                   Templeton
                                                                                                   Services, LLC
------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME VIP FUND                  Seeks to maximize income while maintaining           .   Franklin
                                          prospects for capital appreciation.                      Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS VIP FUND        Seeks long-term capital appreciation, with           .   Franklin
                                          preservation of capital as an important                  Advisory
                                          consideration.                                           Services, LLC
------------------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME VIP FUND        The Fund's principal investment goal is to seek a    .   Franklin
                                          high level of current income. Its secondary goal is      Advisers, Inc.
                                          capital appreciation over long term.
------------------------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS  VIP FUND    Seeks long-term capital appreciation.                .   Templeton Asset
                                                                                                   Management Ltd.
------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND VIP FUND            Seeks high current income, consistent with           .   Franklin
                                          preservation of capital. Capital appreciation is a       Advisers, Inc.
                                          secondary consideration.

----------------------------------------------------------------------------------------------------------------------------
                                                                                Investment Manager
 Goldman Sachs Variable Insurance Trust                                          (or Sub-Adviser(s),
 - Service Shares Portfolio Name         Objective                              as applicable)
----------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND     Seeks long-term capital appreciation.  .
                                                                                    Goldman Sachs Asset Management, L.P.
----------------------------------------------------------------------------------------------------------------------------

                                                                               Investment
                                                                               Manager (or
 Hartford HLS Funds - Class IC Shares                                          Sub-Adviser(s), as
 Portfolio Name                          Objective                             applicable)
-------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND   The Fund seeks growth of capital.     .   Hartford Funds
                                                                                   Management
                                                                                   Company, LLC
                                                                               .
                                                                                   Sub-adviser: Wellington Management
                                                                                   Company LLP
-------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND   The Fund seeks capital appreciation.  .   Hartford Funds
                                                                                   Management
                                                                                   Company, LLC
                                                                               .
                                                                                   Sub-adviser: Wellington Management
                                                                                   Company LLP

----------------------------------------------------------------------------------------------------------
 Ivy Variable Insurance                                                          Investment Manager
 Portfolios                                                                       (or Sub-Adviser(s),
 Portfolio Name           Objective                                              as applicable)
----------------------------------------------------------------------------------------------------------
IVY VIP ASSET STRATEGY    To seek to provide total return.                       .   Ivy Investment
                                                                                     Management
                                                                                     Company (IICO)
----------------------------------------------------------------------------------------------------------
IVY VIP DIVIDEND          To seek to provide total return.                       .   Ivy Investment
  OPPORTUNITIES                                                                      Management
                                                                                     Company (IICO)
----------------------------------------------------------------------------------------------------------
IVY VIP ENERGY            To seek to provide capital growth and appreciation.    .   Ivy Investment
                                                                                     Management
                                                                                     Company (IICO)
----------------------------------------------------------------------------------------------------------
IVY VIP HIGH INCOME       To seek to provide total return through a combination  .   Ivy Investment
                          of high current income and capital appreciation.           Management
                                                                                     Company (IICO)
----------------------------------------------------------------------------------------------------------
IVY VIP MID CAP GROWTH    To seek to provide growth of capital.                  .   Ivy Investment
                                                                                     Management
                                                                                     Company (IICO)
----------------------------------------------------------------------------------------------------------
IVY VIP NATURAL RESOURCES To seek to provide capital growth and appreciation.    .   Ivy Investment
                                                                                     Management
                                                                                     Company (IICO)
----------------------------------------------------------------------------------------------------------
IVY VIP SCIENCE AND       To seek to provide growth of capital.                  .   Ivy Investment
  TECHNOLOGY                                                                         Management
                                                                                     Company (IICO)
----------------------------------------------------------------------------------------------------------
IVY VIP SMALL CAP GROWTH  To seek to provide growth of capital.                  .   Ivy Investment
                                                                                     Management
                                                                                     Company (IICO)

----------------------------------------------------------------------------------------------------
                                                                           Investment Manager
 Lazard Retirement Series, Inc.                                             (or Sub-Adviser(s),
 - Service Shares Portfolio Name    Objective                              as applicable)
----------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS  Seeks long-term capital appreciation.  .   Lazard Asset
  EQUITY PORTFOLIO                                                             Management LLC
----------------------------------------------------------------------------------------------------

                        Contract features and benefits

-----------------------------------------------------------------------------------------------------------------
                                                                                         Investment
 Legg Mason Partners Variable                                                            Manager (or
 Equity Trust - Share Class II                                                           Sub-Adviser(s), as
 Portfolio Name                     Objective                                            applicable)
-----------------------------------------------------------------------------------------------------------------
CLEARBRIDGE VARIABLE AGGRESSIVE     Seeks capital appreciation.                          .   Legg Mason
  GROWTH PORTFOLIO                                                                           Partners Fund
                                                                                             Advisor, LLC
                                                                                             (Investment
                                                                                             Manager)
                                                                                         .   Sub-Adviser:
                                                                                             ClearBridge
                                                                                             Investments, LLC
-----------------------------------------------------------------------------------------------------------------
CLEARBRIDGE VARIABLE APPRECIATION   Seeks long-term capital appreciation.                .   Legg Mason
  PORTFOLIO                                                                                  Partners Fund
                                                                                             Advisor, LLC
                                                                                             (Investment
                                                                                             Manager)
                                                                                         .   Sub-Adviser:
                                                                                             ClearBridge
                                                                                             Investments, LLC
-----------------------------------------------------------------------------------------------------------------
CLEARBRIDGE VARIABLE DIVIDEND       Seeks dividend income, growth of dividend income     .   Legg Mason
  STRATEGY PORTFOLIO                and long-term capital appreciation.                      Partners Fund
                                                                                             Advisor, LLC
                                                                                             (Investment
                                                                                             Manager)
                                                                                         .   Sub-Adviser:
                                                                                             ClearBridge
                                                                                             Investments, LLC
-----------------------------------------------------------------------------------------------------------------
CLEARBRIDGE VARIABLE MID CAP        Seeks long-term growth of capital.                   .   Legg Mason
  PORTFOLIO                                                                                  Partners Fund
                                                                                             Advisor, LLC
                                                                                             (Investment
                                                                                             Manager)
                                                                                         .   Sub-Adviser:
                                                                                             ClearBridge
                                                                                             Investments, LLC
-----------------------------------------------------------------------------------------------------------------
QS LEGG MASON DYNAMIC MULTI-        The fund seeks the highest total return (that is, a  .   Legg Mason
  STRATEGY VIT PORTFOLIO            combination of income and long-term capital              Partners Fund
                                    appreciation) over time consistent with its asset        Advisor, LLC
                                    mix. The fund will seek to reduce volatility as a        (Investment
                                    secondary objective.                                     Manager)
                                                                                         .   Sub-Adviser: QS
                                                                                             Investors, LLC
                                                                                             and Western
                                                                                             Asset
                                                                                             Management
                                                                                             Company

-------------------------------------------------------------------------------------------------------------------
                                                                                          Investment Manager
 Lord Abbett Series Fund, Inc. - Class                                                     (or Sub-Adviser(s),
 VC Portfolio Name                       Objective                                        as applicable)
-------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO     The fund's investment objective is to seek high  .   Lord, Abbett &
  (VC)                                   current income and the opportunity for capital       Co. LLC
                                         appreciation to produce a high total return.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Investment Manager
 MFS(R) Variable Insurance                                                                    (or Sub-Adviser(s),
 Trusts - Service Class Portfolio Name   Objective                                           as applicable)
----------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES            The fund's investment objective is to seek capital  .   Massachusetts
                                         appreciation.                                           Financial
                                                                                                 Services Company
----------------------------------------------------------------------------------------------------------------------
MFS(R) MASSACHUSETTS INVESTORS GROWTH    The fund's investment objective is to seek capital  .   Massachusetts
  STOCK PORTFOLIO                        appreciation.                                           Financial
                                                                                                 Services Company
----------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES                  The fund's investment objective is to seek total    .   Massachusetts
                                         return.                                                 Financial
                                                                                                 Services Company
----------------------------------------------------------------------------------------------------------------------

                                                                                         Investment
 Neuberger Berman Advisers                                                               Manager (or
 Management Trust - S Class Shares                                                       Sub-Adviser(s), as
 Portfolio Name/(*)/                     Objective                                       applicable)
-----------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN INTERNATIONAL EQUITY    The fund seeks long-term growth of capital and  .   Neuberger
  PORTFOLIO                              income generation.                                  Berman
                                                                                             Investment
                                                                                             Advisers LLC
-----------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN U.S. EQUITY INDEX       The fund seeks capital appreciation with an     .   Neuberger
  PUTWRITE STRATEGY PORTFOLIO            emphasis on absolute (i.e., positive) returns.      Berman
                                                                                             Investment
                                                                                             Advisers LLC
-----------------------------------------------------------------------------------------------------------------

                                                                                             Investment Manager
 Northern Lights Variable Trust                                                               (or Sub-Adviser(s),
 Portfolio Name                          Objective                                           as applicable
----------------------------------------------------------------------------------------------------------------------
7TWELVE/TM/ BALANCED PORTFOLIO/(+++)/    The Portfolio seeks to provide superior volatility  .   7Twelve
                                         risk-adjusted returns when compared to the bond         Advisors, LLC
                                         and equity markets in general.
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                    Investment Manager
 PIMCO Variable Insurance Trust                                                      (or Sub-Adviser(s),
 - Advisor Class Portfolio Name          Objective                                  as applicable)
-------------------------------------------------------------------------------------------------------------
PIMCO COMMODITYREALRETURN(R) STRATEGY    Seeks maximum real return consistent with  .   Pacific
  PORTFOLIO                              prudent investment management.                 Investment
                                                                                        Management
                                                                                        Company LLC
-------------------------------------------------------------------------------------------------------------

                        Contract features and benefits

------------------------------------------------------------------------------------------------------------------
                                                                                         Investment Manager
 PIMCO Variable Insurance Trust                                                           (or Sub-Adviser(s),
 - Advisor Class Portfolio Name          Objective                                       as applicable)
------------------------------------------------------------------------------------------------------------------
PIMCO REAL RETURN PORTFOLIO              Seeks maximum real return, consistent with      .   Pacific
                                         preservation of real capital and prudent            Investment
                                         investment management.                              Management
                                                                                             Company LLC
------------------------------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO             Seeks maximum total return, consistent with     .   Pacific
                                         preservation of capital and prudent investment      Investment
                                         management.                                         Management
                                                                                             Company LLC
------------------------------------------------------------------------------------------------------------------

                                                                                          Investment Manager
                                                                                           (or Sub-Adviser(s),
 ProFunds VP Portfolio Name              Objective                                        as applicable)
-------------------------------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY                 Seeks investment results, before fees and        .   ProFund
                                         expenses, that correspond to the performance of      Advisors LLC
                                         the Dow Jones U.S. Biotechnology/SM /Index.
-------------------------------------------------------------------------------------------------------------------

                                                                                            Investment
                                                                                            Manager (or
 Putnam Variable Trust - IB Share                                                           Sub-Adviser(s), as
 Class Portfolio Name                    Objective                                          applicable)
--------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND        Seeks as high a level of current income as Putnam  .   Putnam
                                         Investment Management, LLC believes is                 Investment
                                         consistent with preservation of capital.               Management, LLC
                                                                                            .   Sub-Manager:
                                                                                                Putnam
                                                                                                Investments
                                                                                                Limited

---------------------------------------------------------------------------------------------------------
                                                                                Investment Manager
 T. Rowe Price Equity Series,                                                    (or Sub-Adviser(s),
 Inc. Portfolio Name                     Objective                              as applicable)
---------------------------------------------------------------------------------------------------------
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO  Seeks long-term capital appreciation.  .   T. Rowe Price
  - II                                                                              Associates, Inc.

---------------------------------------------------------------------------------------------------------------------
                                                                                            Investment Manager
 VanEck VIP Trust - S Class Portfolio                                                        (or Sub-Adviser(s),
 Name                                    Objective                                          as applicable)
---------------------------------------------------------------------------------------------------------------------
VANECK VIP GLOBAL HARD ASSETS FUND       Seeks long-term capital appreciation by investing  .   Van Eck
                                         primarily in hard asset securities. Income is a        Associates
                                         secondary consideration.                               Corporation
---------------------------------------------------------------------------------------------------------------------

(+) This variable investment option is also available as a Protected Benefit account variable investment option should you decide to fund your Guaranteed benefits. For more information, please see "What are your investment options under the contract?" earlier in this section.
(++)The Board of Trustees of EQ Advisors Trust approved changes to the Portfolio's principal investment strategies that will allow the Portfolio to operate as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.
(+++)7Twelve(TM) is a registered trademark belonging to Craig L. Israelsen.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-789-7771.

                        Contract features and benefits

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus. Any amounts allocated to the guaranteed interest option will not be included in your Protected Benefit account value.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before the deduction of annual administrative charges and any withdrawal charges (if applicable).

Your lifetime minimum rate is 1.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2017 is 1.00%. Current interest rates will never be less than the yearly guaranteed interest rate.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.

Account for special dollar cost averaging. (Series B contracts only) The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account for specified time periods. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, based on our discretion and according to the procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Dollar cost averaging" later in this section for rules and restrictions that apply to the account for special dollar cost averaging.

Allocating your contributions

You may allocate your contributions to the Investment account variable investment options, the guaranteed interest option or an available Special DCA program. If you are eligible to have one or more Guaranteed benefits and you wish to fund them, you may allocate contributions to the Protected Benefit account variable investment options or a Special DCA program. Also, we limit the number of variable investment options which you may select. In addition, we may at any time exercise our right to limit or terminate transfers into any of the variable investment options.

Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for future transfers to the Protected Benefit account variable investment options will fund your Guaranteed benefits. These amounts will be used to calculate your Guaranteed benefit bases and will become part of your Protected Benefit account value.

For example:

You purchase a Series B contract with an initial contribution of $100,000 and elected the GMIB and the Highest Anniversary Value death benefit. You allocate $60,000 to the Protected Benefit account variable investment options and $40,000 to the Investment account variable investment options. The $60,000 will be included in your Protected Benefit account value and will be used to calculate your GMIB and Highest Anniversary Value benefit bases. $40,000 will be included in your Investment account value.

Allocations must be whole percentages and you may change your allocations at any time. No more than 25% of any contribution to the contract may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to discontinue, and/or place additional limitations on, contributions and transfers to any of the variable investment options, including the Protected Benefit account variable investment options. We also reserve the right to discontinue acceptance of contributions into the contract. Please see "How you can purchase and contribute to your contract" and the table in Appendix VIII for additional information regarding certain limitations on contributions that may apply to your contract.

It is important to note that the contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him or her regarding any different arrangements that may apply.

We may offer an optional rebalancing program for amounts allocated to your Investment account variable investment options and the guaranteed interest option. For more information, see "Rebalancing among your Investment account variable investment options and guaranteed interest option" in "Transferring your money among investment options" later in this Prospectus.

We do not offer an optional rebalancing program for amounts allocated to your Protected Benefit account variable investment options. You can rebalance your Protected Benefit account value by submitting a one-time request to rebalance. See "Rebalancing among your Protected

                        Contract features and benefits

Benefit account variable investment options" in "Transferring your money among investment options" later in this Prospectus.

Allocation instruction changes. You may change your instructions for allocations of future contributions.

Transfers. Once you allocate amounts to the Protected Benefit account variable investment options, such amounts may be transferred among the Protected Benefit account variable investment options, but may not be transferred to the Investment account variable investment options or the guaranteed interest option. In addition, we may at any time exercise our right to limit or terminate transfers into any of the variable investment options. See "Transferring your account value" in "Transferring your money among investment options."

Dollar cost averaging

We offer a variety of dollar cost averaging programs. Not all of the programs described here are available with each Retirement Cornerstone(R) Series contract. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term.

All amounts in a dollar cost averaging program will be transferred at the completion of the time period you select. Currently, our Special DCA programs time periods do not extend beyond 12 months. These plans of investing do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

We offer the following dollar cost averaging programs in the Retirement Cornerstone(R) Series contracts:

..   Special dollar cost averaging;

..   Special money market dollar cost averaging;

..   General dollar cost averaging;

..   Investment simplifier.

The only dollar cost averaging programs that are available to fund your Guaranteed benefits are special dollar cost averaging and special money market dollar cost averaging (together, the "Special DCA programs"). Depending on the Retirement Cornerstone(R) Series contract you own, you will have one of the Special DCA programs available to you, but not both. The Special DCA programs allow you to gradually fund your Protected Benefit account value through systematic transfers to the Protected Benefit account variable investment options. Amounts allocated to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options are included in the benefit bases for your Guaranteed benefits. Also, you may make systematic transfers to the Investment account variable investment options and the guaranteed interest option. Amounts in the account for special money market dollar cost averaging are immediately invested in the EQ/Money Market variable investment option. Only new contributions may be allocated to a Special DCA program. For information on how a Special DCA program may affect certain Guaranteed benefits, see "Guaranteed minimum income benefit" and "Guaranteed minimum death benefits" later in this section.

General dollar cost averaging and Investment simplifier, on the other hand, can only be used for systematic transfers to your Investment account variable investment options. Our Investment simplifier program is available for scheduled transfers from the guaranteed interest option to the Investment account variable investment options. Our General dollar cost averaging program is available for scheduled transfers from the EQ/Money Market variable investment option to the Investment account variable investment options. Below, we provide detail regarding each of the programs.

Generally, you may not elect both a dollar cost averaging program and a rebalancing option. The only exception is if you elect our Investment simplifier program with Option I under our rebalancing programs, which does not rebalance amounts in the guaranteed interest option. For more information on our rebalancing programs, see "Rebalancing among your Investment account variable investment options and guaranteed interest option" in "Transferring your money among investment options."

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Not all dollar cost averaging programs are available in all states. For a state-by-state description of all material variations of this contract, including information on the availability of our dollar cost averaging programs in your state, see Appendix V later in this Prospectus.

Our Special DCA programs. We currently offer the "Special dollar cost averaging program" under the Series B contracts and the "Special money market dollar cost averaging program" under the Series CP(R) contracts.

Special dollar cost averaging

Under the special dollar cost averaging program, you may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We credit daily interest, which will never be less than 1% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. Currently, the guaranteed lifetime minimum rate is 1.00%. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in the account for special dollar cost averaging. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We will transfer amounts from the account for special dollar cost averaging into the investment options you designate over an available time period that you select. If the special dollar cost averaging program is selected at the time of the application to purchase the contract, a 60 day rate lock will apply from the date of application.

                        Contract features and benefits

Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the duration of the special dollar cost averaging time period. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the duration of the time period selected. Once the time period you selected has ended, you may select another time period for future contributions. At that time, you may also select a different allocation for transfers to the investment options, or, if you wish, we will continue to use the allocation that you previously made.

Special money market dollar cost averaging

Under the special money market dollar cost averaging program, you may dollar cost average from the account for special money market dollar cost averaging, which is part of the EQ/Money Market variable investment option. We will transfer amounts from the account for special money market dollar cost averaging into the Protected Benefit account variable investment options, the Investment account variable investment options and the guaranteed interest option over an available time period that you select. One of the primary benefits of the special money market dollar cost averaging program is that amounts in the program designated for the Protected Benefit account variable investment options count toward your Guaranteed benefits on the business day you establish the program.

                              -------------------

Under both Special DCA programs, the following applies:

..   Initial contributions to a Special DCA program must be at least $2,000;
    subsequent contributions to an existing Special DCA program must be at least $250;

..   Subsequent contributions to an existing program do not extend the time period of the program;

..   Contributions into a Special DCA program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a Special DCA program;

..   We offer time periods of 3, 6 or 12 months. We may also offer other time periods. You may only have one time period in effect at any time and once you select a time period, you may not change it;

..   You can enroll in a Special DCA program on your contract application or at any time after your contract has been issued. A program will become effective on the date we receive your first contribution directing us to allocate funds to the account for special dollar cost averaging or special money market dollar cost averaging as applicable. The date we receive your initial contribution will also be the date of the first transfer to the other variable investment options in accordance with your allocation instructions for the program. Each subsequent transfer date for the time period selected will be one month from the date of the previous transfer. If a transfer date falls on a non-business day, the transfer will be made on the next business day. We will transfer all amounts by the end of the chosen time period for your program.

   For example, assume you enroll in a 3-month Special DCA program. On the date we receive your initial contribution (say, $60,000) to the program, your program becomes effective and the first transfer of $20,000 is made immediately in accordance with your program's allocation instructions. The second transfer of $20,000 will be made one month after your first contribution and the third and final transfer of $20,000 will be made two months after your first contribution;

..   The only transfers that will be made from your program are your regularly scheduled transfers to the variable investment options. If you request to transfer any other amounts from your program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the Special DCA program that we have on file for you, and your program will terminate;

..   Contributions to a Special DCA program may be designated for the Protected
    Benefit account variable investment options, the Investment account variable investment options and/or the guaranteed interest option, subject to the following:

   -- If you want to take advantage of one of our Special DCA programs, 100% of your contribution must be allocated to either the account for special dollar cost averaging or the account for special money market dollar cost averaging. In other words, your contribution cannot be split between the Special DCA program and any other investment options available under the contract.

   -- Up to 25% of your Special DCA program may be designated for the guaranteed interest option, even if such a transfer would result in more than 25% of your Total account value being allocated to the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus;

..   Your instructions for the program must match your allocation instructions on file on the day the program is established. If you change your allocation instructions on file while the Special DCA program is in effect, the ratio of amounts allocated to the Protected Benefit account to amounts allocated to the Investment account will not change. However, amounts will be allocated within each account according to your new instructions;

..   Your Guaranteed benefit base(s) will be increased to reflect any contribution to the Special DCA program that you have instructed us to transfer to the Protected Benefit account variable investment options. The Annual Roll-up rate (or Deferral Roll-up rate, if applicable) in effect on your contract will apply immediately to any contribution that is designated to be transferred to the Protected Benefit account variable investment options. For Series CP(R) contracts, the Annual Roll-up rate (or Deferral Roll-up rate, if applicable) in effect will not be applied to credits associated with contributions allocated to the Special DCA program that are designated to be transferred to the Protected Benefit account variable investment options;

..   If we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions and transfers into the Protected Benefit account variable investment options, and your Special DCA program has transfers scheduled to the Protected Benefit account variable investment options, the program will continue for its duration. However, subsequent contributions to any Protected Benefit account variable investment options under a Special DCA program will not be permitted;

                        Contract features and benefits

..   Except for withdrawals made under our Automatic RMD withdrawal service or our other automated withdrawal programs (systematic withdrawals and substantially equal withdrawals), or for the assessment of contract charges, any unscheduled partial withdrawal from your Special DCA program will terminate your Special DCA program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your Special DCA program allocation instructions. Any withdrawal which results in a reduction in the Special DCA program amount previously included in your Guaranteed benefit bases will reduce the Guaranteed benefit bases as described later in this Prospectus. See "How withdrawals affect your Guaranteed benefits" later in this section;

..   Generally, you may not elect both a dollar cost averaging program and a rebalancing option. The only exception is if you elect our Investment simplifier program with Option I under our rebalancing programs, which does not rebalance amounts in the guaranteed interest option. See "Rebalancing among your Investment account variable investment options and guaranteed interest option" in "Transferring your money among investment options" later in this Prospectus to learn more about rebalancing;

..   All of the dollar cost averaging programs available under your Retirement
    Cornerstone(R) Series contracts can be selected if you enrolled in our Systematic transfer program. However, no amounts will be transferred out of a Special DCA program as part of the Systematic transfer program;

..   A Special DCA program may not be in effect at the same time as a general dollar cost averaging program;

..   The only dollar cost averaging program available to fund your Guaranteed benefits is a Special DCA program;

..   You may cancel your participation at any time. If you terminate your
    Special DCA program, we will allocate any remaining amounts in your Special DCA program pursuant to your program allocations on file;

..   If you are dollar cost averaging into the Protected Benefit account variable investment options when you decide to drop all Guaranteed benefits ("post-funding drop"), we will default future transfers designated for the Protected Benefit account variable investment options to the corresponding Investment account variable investment options that invest in the same underlying Portfolios. Also, you can cancel your Special DCA program and accelerate all transfers to the corresponding Investment account variable investment options. See "Dropping or changing your Guaranteed benefits" later in this section and Appendix I for more information; and

..   We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.

General dollar cost averaging program

If your value in the EQ/Money Market variable investment option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to any of the Investment account variable investment options. For a state-by-state description of all material variations of this contract, including information on the availability of our general dollar cost averaging program, see Appendix V later in this Prospectus.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market variable investment option have been transferred out. The minimum amount that we will transfer each time is $250. The instructions for the program may differ from your allocation instructions on file.

If, on any transfer date, your value in the EQ/Money Market variable investment option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

You may not participate in our optional rebalancing programs if you elect the general dollar cost averaging program.

Investment simplifier

Fixed-dollar option. Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the Investment account variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if this occurs. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, provided the transfer complies with the same guaranteed interest option transfer limitations referenced above. If the transfer does not comply with the transfer limitations, the transfer will not be made and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the Investment account variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive

                        Contract features and benefits
your election. If the amount in the guaranteed interest option falls below $7,500 at the beginning of the month, no transfer will be made that month. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. Transfers under the Interest sweep option are subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus.

Credits and Earnings bonus (for Series CP(R) contracts)

Under certain circumstances credits and the Earnings bonus will be allocated to your Total account value. We do not include these amounts in calculating any of your Guaranteed benefit bases under the contract, except to the extent that any credits and the Earnings bonus are part of the Protected Benefit account value, which is used to calculate the Highest Anniversary Value benefit base or a benefit base reset in connection with the GMIB benefit base or the Roll-up to age 80 benefit base (used to calculate the "Greater of" death benefit). Credits and Earnings bonus are included in the assessment of any charge that is based on your Total account value. Credits and Earnings bonus are also not considered to be part of your investment in the contract for tax purposes. For more information on how credits and the Earnings bonus affect your benefit bases, see "Series CP(R), and your Guaranteed benefit bases" later in this section.

We use a portion of the operations charge and withdrawal charge to help recover our cost of providing the credit and Earnings bonus. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Series CP(R) contract for more than 10 years, you may be better off in a contract without a credit, and with a lower operations charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

For a state-by-state description of all material variations of the contracts, including information on the recovery of credits, see Appendix V later in this Prospectus.

Credits on contributions. A credit will be allocated to your Total account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. The amount of the credit will be 3% of each contribution. This credit percentage will be credited to your initial contribution and each eligible subsequent contribution. The credit will apply to subsequent contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract with the entire amount allocated to the Investment account. Your Investment account is credited with $3,000 (3% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000 to the Investment account. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000 to the Investment account. At that time, your Investment account will be credited with $180 [3% x (10,000 + 3,000 - 7,000)].

Credit recovery. We do not recover amounts associated with the Earnings bonus. We will recover all or a portion of the credits on contributions in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus). Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we return your Total account value or cash value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.

For example:

You make an initial contribution of $100,000 to your contract and your Total account value is credited with $3,000 (3% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your Total account value by $3,000.

When we recover any portion of a credit, we take the dollar amount of the credit from your investment options on a pro rata basis and the guaranteed interest option. We do not include credits in the calculation of any withdrawal charge.

Earnings bonus. An amount equal to 5% of your annual investment gains, called an Earnings bonus, will be added to your Total account value on each contract date anniversary that your Total account value is greater than your account value peak. At contract issue, your account value peak equals your initial contribution plus any eligible credit on your contribution. Your account value peak is increased by subsequent contributions, including any corresponding credits on those contributions. Your account value peak is not decreased by withdrawals. On each contract date anniversary, we will determine if you have investment gains by comparing your Total account value to your account value peak. If your account value peak is greater than your Total account value, you have no investment gains available for the

                        Contract features and benefits

Earnings bonus. If your Total account value is greater than your account value peak, your gains will equal your Total account value minus your current account value peak and we will increase your Total account value by an amount equal to 5% of your gains. The increase to your Total account value will occur after any applicable optional benefit base ratchet or reset. Your new account value peak will then equal your increased Total account value.

The Earnings bonus will be allocated to your Investment account value and your Protected Benefit account value in proportion to your investment in those accounts as of that contract date anniversary. Furthermore, the Earnings bonus will be allocated within each account according to your allocation instructions on file. If you do not have allocation instructions on file, the Earnings bonus will be allocated among your investment options in proportion to your investments on that date.

For example, assume you make an initial contribution of $100,000 to your contract. Your Total account value increases by a $3,000 credit on contributions (3% x $100,000). Your account value peak is $103,000. Later, you make a subsequent contribution of $100,000. Your Total account value increases by an additional $3,000 credit on contributions (3% x $100,000). Your subsequent contribution increases your account value peak to $206,000 ($103,000 + $103,000). Assume you make no further contributions and on your next contract date anniversary your Total account value is $240,000. Your Total account value ($240,000) is greater than your account value peak ($206,000) and your gain is $34,000 ($240,000 - $206,000). Your Earnings bonus on your investment gain is $1,700 (5% x $34,000). Your new Total account value is increased to $241,700, which is also your new account value peak.

Annuity purchase factors

Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and annuity payout options. The GMIB is discussed under ''Guaranteed minimum income benefit (''GMIB'')'' below and annuity payout options are discussed under ''Your annuity payout options'' in ''Accessing your money'' later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

Guaranteed minimum income benefit

This section describes the Guaranteed minimum income benefit, or "GMIB". The GMIB guarantees, subject to certain restrictions, annual lifetime payments ("Lifetime GMIB payments") that are calculated by applying your GMIB benefit base, less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. You choose whether you want the option to be paid on a single or joint life basis at the time the GMIB is exercised.

Lifetime GMIB payments will begin at the earliest of:

(i)the next contract year following the date your Protected Benefit account value falls to zero (provided the no lapse guarantee is in effect);

(ii)the contract date anniversary following your 95th birthday; or

(iii)your election to exercise the GMIB.

We reserve the right to change the annuity option or make other forms of payout options available at any time. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

When you exercise the GMIB, the annual lifetime income that you will receive will be the greater of (i) your GMIB which is calculated by applying your GMIB benefit base, less any applicable withdrawal charge remaining (if exercised prior to age 95), to GMIB guaranteed annuity purchase factors, or (ii) the income provided by applying your Protected Benefit account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. The GMIB benefit base is applied only to the guaranteed annuity purchase factors under the GMIB in your contract and not to any other guaranteed or current annuity purchase rates. Your Total account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

If there is no Investment account value remaining when you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the GMIB, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your Protected Benefit account value is less than your benefit base, you may generate more income by applying your Protected Benefit account value to current annuity purchase factors. We will make this comparison for you upon request.

Surrendering your contract will terminate your GMIB. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

The GMIB also allows you to take certain withdrawals (your "Annual withdrawal amount") prior to the beginning of your Lifetime GMIB payments without reducing your GMIB benefit base. Your Annual withdrawal amount for the next contract year is calculated each contract date anniversary by applying a percentage ("the Annual Roll-up rate") to your GMIB benefit base. Lifetime GMIB payments and your Annual withdrawal amount are described later in this section. With respect to your GMIB, it is important to note the following:

..   Once a withdrawal is taken from your Protected Benefit account, you cannot make additional contributions to your Protected Benefit account, either directly or through a Special DCA program. You can, however, continue to make transfers from your Investment account to the Protected Benefit account variable investment options until such time you make a subsequent contribution to your Investment account at which point transfers into the Protected Benefit account will no longer be available. Scheduled transfers from an existing Special DCA program will continue, even after such subsequent contribution is made to the Investment account.

..   Withdrawals in excess of your Annual withdrawal amount (an "Excess withdrawal") can greatly reduce the value of your GMIB. An Excess withdrawal that reduces your Protected Benefit account value to zero will cause your GMIB to terminate.

                        Contract features and benefits

In order to fund your Guaranteed minimum income benefit, you must make contributions or transfers to the Protected Benefit account.

The GMIB can be elected by owners age 45 - 80 (ages 45 - 70 for Series CP(R)) and with all contract types except Inherited IRA. If the contract is jointly owned, eligibility for the GMIB will be based on the older owner's age. The GMIB cannot be added to your contract at a later date, if you do not elect this benefit at issue.

You can drop your GMIB at any time prior to funding your Protected Benefit account. If you fund your Protected Benefit account at issue, you can drop your GMIB provided that all contributions to the contract are no longer subject to withdrawal charges. If you fund your Protected Benefit account after issue, you cannot drop the GMIB until the later of (i) the contract date anniversary following the date the Protected Benefit account is funded, and (ii) the expiration of all withdrawal charges. It is important to note that if you decide to drop your GMIB, either before or after funding your Protected Benefit account, your Guaranteed minimum death benefit may be affected. Please see "Dropping or changing your Guaranteed benefits" later in this section and Appendix I for more information.

When you purchase a contract with the GMIB, you can combine it with one of our Guaranteed minimum death benefits: (i) the Return of Principal death benefit,
(ii) the Highest Anniversary Value death benefit, or (iii) the "Greater of" death benefit. The GMIB cannot be combined with the "Greater of" death benefit if you are age 66 or older at the time your contract is issued. The GMIB cannot be combined with the RMD Wealth Guard death benefit.

There is an additional charge for the GMIB which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

If you elected the GMIB and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

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The Guaranteed minimum income benefit should be regarded as a safety net only.
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GMIB benefit base

Your GMIB has a benefit base that determines your Annual withdrawal amount and your Lifetime GMIB payments. We apply a Roll-up rate to your GMIB benefit base. At contract issue, an initial Annual Roll-up and Deferral Roll-up rate will apply during your first five contract years. See "Annual Roll-up rate", "Deferral Roll-up rate" and "New business rates" later in this Prospectus for more information.

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The initial Annual Roll-up rate and Deferral Roll-up rate that apply during your first five contract years is referred to in your contract as the Lock-in Rate, which we offer under our GMIB Multi-Year Lock feature.
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Your GMIB benefit base is not an account value or cash value. The GMIB benefit base is used to calculate your Lifetime GMIB payments, your Annual withdrawal amount and the charge for the benefit. Your GMIB benefit base is equal to:

..   Your initial contribution and any subsequent contributions to the Protected
    Benefit account variable investment options, either directly or through a Special DCA program; plus

..   Any amounts in a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus

..   Any transfers to the Protected Benefit account variable investment options;
    less

..   A deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); less

..   A deduction that reflects (a) in the contract year of first funding, the dollar amount of any RMD from the Protected Benefit account taken through our RMD program and (b) in the subsequent contract years, the dollar amount of any RMD from the Protected Benefit account in excess of the Annual withdrawal amount taken through our RMD program; plus

..   "Deferral Roll-up amount" OR any "Annual Roll-up amount", minus a deduction that reflects any withdrawals up to the Annual withdrawal amount. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. Any such withdrawal will reduce (i) your Roll-up to age 80 benefit base on a pro rata basis (if you elected the "Greater of" death benefit) and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

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Either the Deferral Roll-up amount or the Annual Roll-up amount is credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your GMIB benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and for the Annual Roll-up amount, any withdrawals up to the Annual withdrawal amount during the contract year. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. Any such withdrawal will reduce (i) your Roll-up to age 80 benefit base on a pro rata basis (if you elected the "Greater of" death benefit) and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program will not reduce your Annual Roll-up amount in the year you first fund your Protected Benefit account. The calculation of both the Deferral Roll-up amount and the Annual Roll-up amount are discussed later in this section.
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Beginning in the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your GMIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GMIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GMIB benefit base until the end of the contract year. The portion of any withdrawal in excess of your Annual withdrawal amount will reduce your GMIB benefit base on a pro rata basis. See "Annual withdrawal amount" later in this section.

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your GMIB benefit base will automatically "reset" to equal the Protected Benefit account value, if higher, on every contract date anniversary from your contract date, up to the contract date anniversary following your 95th birthday or contract maturity, if earlier. See "Annual reset options" later in this section.

                        Contract features and benefits

Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for the Protected Benefit account variable investment options will fund your GMIB. These amounts will be included in your GMIB benefit base and will become part of your Protected Benefit account value. See "Allocating your contributions" earlier in this section for more information.

For example:

You purchase a Retirement Cornerstone(R) -- Series B contract with an initial contribution of $100,000 and allocate $60,000 to the Protected Benefit account variable investment options and $40,000 to the Investment account variable investment options. Your initial GMIB benefit base will be $60,000.

You can fund your GMIB benefit by allocating money to the Protected Benefit account variable investment options (either directly or through a special DCA program) immediately or at some later date. Allocations to the Protected Benefit account variable investment options also fund your Guaranteed minimum death benefit.

Your "Deferral Roll-up amount" and "Annual Roll-up amount" are described below. Your GMIB benefit base stops "rolling up" on the contract date anniversary following the owner's (or older joint owner's, if applicable) 95th birthday. If the annuitant is older than the owner, the contract maturity date (the point at which Lifetime GMIB payments must begin and Roll-ups will end) will precede the owner's 95th birthday.

For contracts with non-natural owners, the GMIB benefit base will be based on the annuitant's (or older joint annuitant's) age.

The amount of the deduction for an "Excess withdrawal" and the deduction for the Annual withdrawal amount are described under "How withdrawals affect your Guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

For Series CP(R) contracts only, any credit amounts attributable to your contributions or Earnings bonus are not included in your GMIB benefit base. This includes credit or Earnings bonus amounts transferred from your Investment account. Credit and Earnings bonus amounts allocated to your Investment account are always considered transferred first. Amounts transferred in excess of credit or Earnings bonus amounts, which may include earnings on these amounts, will increase your GMIB benefit base. All transfers, however, will increase your Protected Benefit account value by the total amount of the transfer.

For example, you make an initial contribution of $100,000 and allocate the entire $100,000 to the Investment account variable investment options. Your Investment account is credited with $3,000 (3% x $100,000). Assume you later transfer $4,000 to the Protected Benefit account variable investment options, which represents the credit amount plus earnings, some of which are attributable to the credit amount. Your GMIB benefit base would equal $1,000 ($4,000 - $3,000). However, your Protected Benefit account value would still increase by the transfer, which in this example is $4,000. For more information, see "Series CP(R) contracts and your Guaranteed benefit bases" below.

As discussed earlier in this section, your GMIB benefit base is not an account value or cash value. As a result, the GMIB benefit base cannot be split or divided in any proportion in connection with a divorce. See "How divorce may affect your Guaranteed benefits" in "More information."

Please see Appendix III later in this Prospectus for an example of how the GMIB benefit base is calculated.

You do not have an Annual withdrawal amount in the first contract year in which you fund your Protected Benefit account. A withdrawal from your Protected Benefit account in the first contract year in which you fund the Protected Benefit account will reduce your GMIB benefit base on a pro rata basis. Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GMIB benefit base. The portion of a withdrawal in excess of your Annual withdrawal amount will reduce your GMIB benefit base on a pro rata basis. See "Annual withdrawal amount" later in this section.

GMIB benefit base reset

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your GMIB benefit base will automatically "reset" to equal the Protected Benefit account value, if higher, on every contract date anniversary from the date you first fund your Protected Benefit account, up to the contract date anniversary following your 95th birthday or contract maturity, if earlier. You must notify us in writing that you want to opt out of any automatic reset program. You can send us a written request to opt back in to an automatic reset program at a later date. We reserve the right to change or discontinue our reset programs at any time.

For Series CP(R) contracts, on your contract date anniversary any credit or Earnings bonus amounts that are part of your Protected Benefit account value are included in the calculation of your GMIB benefit base reset. If you are eligible for an Earnings bonus on your contract date anniversary, the amount of the Earnings bonus will be credited to your Total account value after any reset is calculated. If a reset occurs, your Guaranteed benefit base(s) will not be increased by amounts associated with the Earnings bonus on that contract date anniversary.

If a reset is not applicable on your contract date anniversary, the GMIB benefit base will not be eligible to be reset again until the next contract date anniversary. For jointly-owned contracts, eligibility to reset the GMIB benefit base is based on the age of the older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

Annual reset options. We will send you a notice in each year that the GMIB benefit base is eligible to be reset. If you are not enrolled in either the automatic annual reset program or the automatic customized reset program you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program. If, at the time of application, you do not decline the automatic annual reset program or elect a different annual reset option, you will be enrolled in the automatic annual reset program.

                        Contract features and benefits

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one-time reset option -- resets your GMIB benefit base on a single contract date anniversary.
automatic annual reset program -- automatically resets your GMIB benefit base on each contract date anniversary you are eligible for a reset.
automatic customized reset program -- automatically resets your GMIB benefit base on each contract date anniversary, if eligible, for the period you designate.
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One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your GMIB benefit base will be reset, if eligible, as of that contract date anniversary. If your GMIB benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your GMIB benefit base will be reset, if eligible, on the next contract date anniversary. If your GMIB benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see ''How to reach us'' earlier in this Prospectus.

Effect of GMIB Benefit Base Resets. It is important to note that once you have reset your GMIB benefit base, a new waiting period to exercise the GMIB will apply from the date of the reset. Your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 95. See ''Exercise rules'' and ''How withdrawals affect your Guaranteed benefits'' below for more information. Please note that in most cases, resetting your GMIB benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See ''Charges and expenses'' later in this Prospectus.

Owners of traditional IRA or QP contracts should consider the effect of the waiting period on the requirement to take lifetime required minimum distributions before resetting the GMIB benefit base. If a QP contract is converted to an IRA, in a direct rollover, the waiting period for the reset under the IRA contract will include any time that the QP contract was a funding vehicle under the plan. If a traditional IRA contract owner or a plan participant must begin taking lifetime required minimum distributions during the 10-year waiting period, the individual may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. See ''How withdrawals affect your Guaranteed benefits'' later in this section and ''Lifetime required minimum distribution withdrawals'' in ''Accessing your money.'' Also, see ''Required minimum distributions'' under ''Individual retirement arrangements
(IRAs)'' in ''Tax information'' and Appendix II -- ''Purchase considerations for QP Contracts'' later in this Prospectus.

Annual Roll-up rate

The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your GMIB benefit base for the contract year in which the first withdrawal is made from your Protected Benefit account and all subsequent contract years. A different Roll-up rate is used to calculate amounts credited to your GMIB benefit base in the contract years prior to the first withdrawal from your Protected Benefit account -- it is called the "Deferral Roll-up rate". The Deferral Roll-up rate is described below.

The Annual Roll-up rate is variable and is tied to the Ten-Year Treasuries Formula Rate described below, but the minimum rate will never be less than the initial Annual Roll-up rate (as specified in your contract) during the first five years of your contract and 4% thereafter, or greater than 8% in all contract years. The Annual Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare an Annual Roll-up rate that is greater than 8%.

..   Ten-Year Treasuries Formula Rate. For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 1.00%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.

Deferral Roll-up rate

The Deferral Roll-up rate is only used to calculate amounts credited to your GMIB benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your Protected Benefit account. The Deferral Roll-up rate is never used to calculate your Annual withdrawal amount under the GMIB.

Beginning with the first contract year in which you fund your Protected Benefit account, the Roll-up amount credited to your GMIB benefit base at the end of the contract year (the "Deferral Roll-up amount") will be calculated using the Deferral Roll-up rate. Once you take a withdrawal from your Protected Benefit account, the Deferral Roll-up amount will not be credited at the end of the contract year in which the withdrawal was taken and will terminate for the life of the contract. Instead, the Annual Roll-up amount will be credited.

The Deferral Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protected Benefit account until later contract years while potentially building greater Guaranteed benefit bases with a higher Roll-up rate.

The Deferral Roll-up rate is variable and is tied to the Deferral Ten-Year Treasuries Formula Rate described below. The minimum Deferral Roll-up rate will never be less than the initial Annual Roll-up rate is variable (as specified in your contract) during the first five years

                        Contract features and benefits
of your contract and 4% thereafter, or greater than 8% in all contract years up until the first withdrawal from the Protected Benefit account. The Deferral Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare a Deferral Roll-up rate that is greater than 8%.

..   Deferral Ten-Year Treasuries Formula Rate. For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 2.00%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.

As described above, both the Annual Roll-up rate and the Deferral Roll-up rate will never be less than 4% or greater than 8% in all contract years. Based on the underlying formula rates that are used in arriving at the two Roll-up rates, it is expected that the Deferral Roll-up rate will generally be 1.00% greater than the Annual Roll-up rate. However, this is not guaranteed. In certain interest rate environments, the Deferral Roll-up rate may not always be 1.00% greater than the Annual Roll-up rate. In some cases, it may be more or less than 1.00% greater than the Annual Roll-up rate. Similarly, the initial Roll-up rate may be more or less than 1.00% greater than the Annual Roll-up rate.

Also, the initial rate which applies for the first five contract years, may affect your Deferral Roll-up rate. In some cases, it may be more or less than 1.00% greater than the Annual Roll-up rate. The initial rates are described further in this section under "New business rates."

Examples:

   1. Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 2.75% and the calculation of the Deferral Ten-Year Treasuries Formula Rate results in a Deferral Roll-up rate of 4.25%. Since the Annual Roll-up rate is subject to a guaranteed minimum of 4%, the Annual Roll-up rate would be 4%. The Deferral Roll-up rate would remain 4.25% having met the same guaranteed minimum.

   2. Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 7.25% and the calculation of the Deferral Ten-Year Treasuries Formula Rate results in a Deferral Roll-up rate of 8.25%. Since the Annual Roll-up rate is below the guaranteed maximum of 8%, the Annual Roll-up rate would remain 7.25%. The Deferral Roll-up rate would be 8% because it would have exceeded our guaranteed maximum.

It is important to note that on each contract date anniversary, we will apply either the Annual Roll-up rate or the Deferral Roll-up rate to your GMIB benefit base based on whether you have ever taken a withdrawal from the Protected Benefit account. In statements we provide you, we will show you the Roll-up amounts under both rate scenarios. Once you take a withdrawal from your Protected Benefit account, the Deferral Roll-up rate will no longer be shown on your statements.

New business rates. At contract issue, an initial Annual Roll-up rate and Deferral Roll-up rate, will apply during your first five contract years, and are specified in your contract. The minimum Annual Roll-up rate and Deferral Roll-up rate for each of those contract years will be the greater of the applicable initial Roll-up rate or the Ten-Year Treasuries Formula Rate. The initial Roll-up rate is the Roll-up rate in effect at the time your contract is issued (subject to the 75 Day rate lock-in rule described below). After your first five contract years, the Roll-up rate will never be less than 4% or, if greater, the Ten-Year Treasuries Formula Rate, and the Roll-up rate will never be greater than 8%.

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The initial Annual Roll-up rate and Deferral Roll-up rate that apply during your first five contract years is referred to in your contract as the Lock-in Rate, which we offer under our GMIB Multi-Year Lock feature.
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Once a contract is issued with the Annual Roll-up and Deferral rates that are in effect for new business, those rates will be applicable for the first five contract years. Any transfers or contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the first five contract years will get the initial Roll-up rates as described above. The initial Roll-up rate is no longer applicable starting in the sixth year of your contract.

75 Day rate lock-in. If your initial contribution is received at our processing office within 75 days of the date you sign your application, your initial Annual Roll-up rate and Deferral Roll-up rate will be as follows: if either the Deferral Roll-up rate or the Annual Roll-up rate is lower on the date your contract is issued than on the date you signed your application, your contract will be issued with the Roll-up rates in effect on the date you signed your application. However, if on the date your contract is issued one Roll-up rate is higher and the other Roll-up rate is at least equal to the rate in effect on the date you signed your application or both Roll-up rates are higher than the Roll-up rates on the date you signed your application, your contract will be issued with the Roll-up rates in effect on the date your contract is issued. If we do not receive your initial contribution within 75 days of the date you sign your application, then your initial Annual Roll-up rate and Deferral Roll-up rate will be the rates in effect on the date we issue your contract. However, our procedures may result in the return of your application if we do not receive your initial contribution within 75 days of the date you sign your application. For a state-by-state description of all material variations of this contract, including whether a different rate lock-in period applies in your state, see Appendix V later in this Prospectus.

Examples:

..   You sign your application for Retirement Cornerstone(R) Series contract on
    September 15th. On that date the Annual Roll-up rate and Deferral Roll-up rates are 4.50% and 5.50%, respectively. Your initial contribution is received by way of a roll-over contribution on October 5th and the contract is issued the same day. On that date the Annual Roll-up rate and Deferral Roll-up rates are 4.25% and 5.25%, respectively. In this example, your contract will be issued with the rates that were "locked in" at the time you signed your application, not the lower rates that were in effect on the date your contract was issued.

..   You sign your application for Retirement Cornerstone(R) Series contract on
    October 15th. On that date the Annual Roll-up rate and Deferral Roll-up rates are 4.50% and 5.00%, respectively. Your initial contribution is received by way of a rollover contribution on November 5th and the contract is issued the same day. On that date the Annual Roll-up rate and Deferral Roll-up rates are 4.75% and 5.25%, respectively. In this example, your contract will be issued with the rates that were in effect at the time your contract was issued, not the lower rates that were in effect on the date your application was signed.

                        Contract features and benefits

Renewal rates. After the first five contract years, a new Annual Roll-up rate will apply to your contract. A new Deferral Roll-up rate will also apply provided you have never taken a withdrawal from your Protected Benefit account. These "Renewal rates" will never be less than 4%, or, if greater, the underlying Ten-Year Treasuries Formula Rate (for the Annual Roll-up rate) and Deferral Ten-Year Treasuries Formula Rate (for the Deferral Roll-up rate).

These Renewal rates may be more than or less than, or equal to, your initial Annual Roll-up rate and Deferral Roll-up rate. We also reserve the right to set new initial rates that are higher than Renewal rates.

Any transfers or contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program and any contribution amounts in a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options, after the first day of any contract year will get the Annual Roll-up rate and Deferral Roll-up rate in effect as of the most recent contract date anniversary.

Notification of Annual Roll-up rate and Renewal rates. If you elected the GMIB, your contract will indicate the Annual Roll-up rate and Deferral Roll-up rate and the applicable time period those rates are in effect. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund the GMIB after the new business rates have expired, you can contact a Customer Service Representative or visit www.axa.com to find out the current Annual Roll-up rate and if applicable, the Deferral Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates, as well as the previous year's Annual Roll-up rate or Deferral Roll-up rate (whichever applies) for your contract. This information can also be found online, through your Online Access Account.

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The Annual Roll-up rate is used to calculate your Annual withdrawal amount and the credit to your GMIB benefit base if you have taken a withdrawal from your Protected Benefit account. The Deferral Roll-up rate is used to calculate the credit to your GMIB benefit base until a withdrawal is made.
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Annual Roll-up amount and annual GMIB benefit base adjustment

The Annual Roll-up amount is an amount credited to your GMIB benefit base on each contract date anniversary if there has ever been a withdrawal from your Protected Benefit account. The Annual Roll-up amount adjustment to your GMIB benefit base is a primary way to increase the value of your GMIB benefit base. This amount is calculated by taking into account your GMIB benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. Any such withdrawal will reduce (i) your GMIB benefit base on a pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program will not reduce your Annual Roll-up amount in the year you first fund your Protected Benefit account.

Your Annual Roll-up amount at the end of the contract year is calculated, as follows:

..   Your GMIB benefit base on the preceding contract date anniversary, multiplied by:

..   The Annual Roll-up rate that was in effect on the first day of the contract year; less

..   Any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

..   A pro-rated Roll-up amount for any contribution to the Protected Benefit account variable investment options during the contract year; plus

..   A pro-rated Roll-up amount for any transfer from the Investment account and/or Guaranteed interest option to the Protected Benefit account variable investment options during the contract year; plus

..   A pro-rated Roll-up amount for any contribution amounts made during the contract year to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

A pro-rated Roll-up amount is based on the number of days in the contract year after the contribution or transfer. (Since there is no Annual withdrawal amount in the first contract year in which the Protected Benefit account is funded, any withdrawals in that year other than RMD withdrawals from our RMD program result in a dollar-for-dollar reduction of the Annual Roll-up amount (but not less than zero).)

Deferral Roll-up amount and annual GMIB benefit base adjustment

The Deferral Roll-up amount is an amount credited to your GMIB benefit base on each contract date anniversary provided you have never taken a withdrawal from your Protected Benefit account. The amount is calculated by taking into account your GMIB benefit base from the preceding contract date anniversary, the applicable Deferral Roll-up rate under your contract and contributions and transfers to the Protected Benefit account during the contract year. The Deferral Roll-up amount adjustment to your GMIB benefit base is a primary way to increase the value of your GMIB benefit base. Your Deferral Roll-up amount at the end of the contract year is calculated as follows:

..   your GMIB benefit base on the preceding contract date anniversary, multiplied by:

..   the Deferral Roll-up rate that was in effect on the first day of the contract year; plus

..   a pro-rated Deferral Roll-up amount for any contribution to the Protected
    Benefit account variable investment options during the contract year; plus

..   a pro-rated Deferral Roll-up amount for any transfer from the Investment account and/or Guaranteed interest option to the Protected Benefit account variable investment options during the contract year; plus

..   a pro-rated Deferral Roll-up amount for any contribution amounts made during the contract year to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

                        Contract features and benefits

A pro-rated Deferral Roll-up amount is based on the number of days in the contract year after the contribution or transfer.

                              -------------------

The GMIB benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner, if applicable) 95th birthday or, if earlier, at contract maturity, or the owner's (or older joint owner's, if applicable) death.

Annual withdrawal amount

(Applicable prior to the beginning of Lifetime GMIB payments)

Your Annual withdrawal amount for the next contract year is calculated on each contract date anniversary beginning with the contract year that follows the contract year in which the Protected Benefit account is first funded, and is equal to:

..   the Annual Roll-up rate in effect at the time, multiplied by;

..   the GMIB benefit base as of the most recent contract date anniversary.

Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you may withdraw up to your Annual withdrawal amount without reducing your GMIB benefit base and adversely affecting your Lifetime GMIB payments. It is important to note that withdrawals in excess of your Annual withdrawal amount will have a harmful effect on both your GMIB benefit base and Lifetime GMIB payments. An Excess withdrawal that reduces your Protected Benefit account to zero will cause your GMIB to terminate.

You do not have an Annual withdrawal amount in the contract year in which you fund the Protected Benefit account. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal and will reduce (i) your GMIB benefit base on a pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis. Beginning with the contract year that follows the contract year in which your Protected Benefit account was first funded, the portion of a withdrawal from your Protected Benefit account in excess of your Annual withdrawal amount, and all subsequent withdrawals from your Protected Benefit account in that contract year, will always reduce your GMIB benefit base on a pro rata basis. This is referred to as an "Excess withdrawal". The reduction of your GMIB benefit base on a pro rata basis means that we calculate the percentage of your current Protected Benefit account value that is being withdrawn and we reduce your current GMIB benefit base by the same percentage. A pro rata withdrawal will have a significant adverse effect on your benefit base in cases where the Protected Benefit account value is less than the benefit base. For an example of how a pro rata reduction works, see "How withdrawals affect your Guaranteed benefits" later in this section and, for examples of how withdrawals affect your Annual withdrawal amount, see Appendix VII later in this Prospectus.

Your Annual withdrawal amount is always calculated using the Annual Roll-up rate in effect for your contract at the beginning of the contract year. The Deferral Roll-up rate, described above, is never used for the purposes of calculating the Annual withdrawal amount. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year. Your Annual withdrawal amount may be more than or less than your Lifetime GMIB payments. Please refer to the beginning of this section for more information about "Lifetime GMIB payments".

Example of how your Annual withdrawal amount; Annual Roll-up amount; Deferral Roll-up amount and annual GMIB benefit base adjustment; and the effect of an Excess withdrawal is calculated.

Annual withdrawal amount. Assume you make a contribution of $200,000 and allocate $100,000 to your Protected Benefit account variable investment options and $100,000 to your Investment account variable investment options at issue. At the beginning of contract year three, assume you transfer $5,000 to your Protected Benefit account variable investment options. Also assume that your Annual Roll-up rate is 4% and your Deferral rate is 5% in each contract year. Accordingly, your GMIB benefit base on your third contract date anniversary is $121,012.

The GMIB benefit base of $121,012 is calculated as follows:

You start with $100,000 allocated to the Protected Benefit account variable investment options. This amount is your initial GMIB benefit base.

   -- The first Deferral Roll-up amount increases your GMIB benefit base to $105,000. ($100,000 + $5,000)

      $100,000 (GMIB benefit base) x 5% (Deferral Roll-up rate) = $5,000 (Deferral Roll-up amount)

   -- The second Deferral Roll-up amount increases your GMIB benefit base to $110,250. ($105,000 + $5,250)

      $105,000 (GMIB benefit base) x 5% (Deferral Roll-up rate) = $5,250 (Deferral Roll-up amount)

   -- Your $5,000 transfer from the Investment account at the beginning of contract year three increases your GMIB benefit base to $115,250. ($110,250 + $5,000)

   -- The third Deferral Roll-up amount increases your GMIB benefit base to $121,012. ($115,250 + $5,762)

      $115,250 (GMIB benefit base) x 5% (Deferral Roll-up rate) = $5,762 (Deferral Roll-up amount)

Your Annual withdrawal amount as of the beginning of contract year four is equal to $4,840, calculated as follows:

..   $121,012 (GMIB benefit base as of your most recent contract date anniversary) multiplied by:

..   4% (your current Annual Roll-up rate) equals:

..   $4,840

Please note that your Annual Roll-up rate is used to calculate your Annual withdrawal amount. The Deferral Roll-up rate is never used to calculate your Annual withdrawal amount.

                        Contract features and benefits

Annual Roll-up amount and annual benefit base adjustment. Further assume that during contract year four (on the 146th day of the contract year), you make a contribution of $10,000 to your Protected Benefit account variable investment options, making your current GMIB benefit base after the contribution $131,012. Also assume that you withdraw your full Annual withdrawal amount of $4,840 during contract year four.

On your fourth contract date anniversary, your Annual Roll-up amount is equal to $240, calculated as follows:

..   4% (your current Annual Roll-up rate) multiplied by

..   $121,012 (your GMIB benefit base as of your most recent contract date anniversary) minus

..   $4,840 (the Annual withdrawal amount, which was withdrawn); plus

..   $240 (the daily pro-rated Roll-up amount for the contribution: $10,000 x 4%
    x 219/365* = $240)

..   equals $240

                              -------------------

* This fraction represents the number of days in a 365-day contract year that the contribution would have received credit toward the Roll-up amount.

Please note that the withdrawal in contract year four terminated the Deferral Roll-up rate. Therefore on the fourth contract date anniversary, the Annual Roll-up rate was used to calculate the Annual Roll-up amount.

Your adjusted GMIB benefit base is $131,252.

Effect of an Excess withdrawal. In contract year four, assume instead that you make a withdrawal of $7,840 (including any applicable withdrawal charges). This would result in an Excess withdrawal of $3,000 because your Annual withdrawal amount is only $4,840 ($7,840 - $4,840 = $3,000). Further, assume that your Protected Benefit account value at the time of this withdrawal is $100,000. As described earlier in this section, Excess withdrawals reduce your GMIB benefit base on a pro-rata basis. Accordingly, your GMIB benefit base is reduced by $3,930 at the time of the withdrawal, calculated as follows:

..   $131,012 (your current GMIB benefit base: $121,012 + $10,000) multiplied by

..   3% (the percentage of your current Protected Benefit account value that was withdrawn in excess of your Annual withdrawal amount) equals

..   $3,930.

On your fourth contract date anniversary, your adjusted GMIB benefit base is $127,322, calculated as follows:

..   $127,082 (your GMIB benefit base adjusted to reflect the Excess withdrawal:
    $131,012 - $3,930 = $127,082) plus

..   $240 (your Annual Roll-up amount) equals

..   $127,322.

Please note that the Excess withdrawal in contract year four terminated the no lapse guarantee. Please see the following section below for more information.

See Appendix VII later in this Prospectus for more examples of how withdrawals affect your Guaranteed benefit bases and Annual withdrawal amount.

GMIB "no lapse guarantee"

In general, if your Protected Benefit account value falls to zero (except as discussed below), the GMIB will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and GMIB benefit base as follows:

..   You will be issued a life only supplementary contract based on a single life. Upon exercise, your Guaranteed minimum death benefit will be terminated.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Poor investment performance of the Protected Benefit account variable investment options may contribute to your Protected Benefit account value falling to zero.

The no-lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals from your Protected Benefit account in any contract year following the contract year in which you first fund your Protected Benefit account exceed your Annual withdrawal amount.

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 95, or, if earlier, the contract maturity date.

If you were enrolled in the Maximum Payment Plan or Customized Payment Plan, the frequency of your Lifetime GMIB payments will be the same based on the payment frequency you elected. Your Lifetime GMIB payment amount may be less than your Annual withdrawal amount in the prior contract year.

If you were not enrolled in the Maximum Payment Plan or Customized Payment Plan, you will begin receiving your Lifetime GMIB payments annually one calendar year after the date that the Protected Benefit account value fell to zero. Your Lifetime GMIB payment amount may be less than your Annual withdrawal amount in the prior contract year.

Exercise of GMIB. On each contract date anniversary that you are eligible to exercise the GMIB, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the GMIB. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the GMIB, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the GMIB, which will reduce your payments. You may not partially exercise this benefit.

                        Contract features and benefits

See ''Withdrawing your account value'' in ''Accessing your money'' later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death.

Please see "Exercise of the GMIB in the event of a GMIB fee increase" under "charges and expenses" later in this Prospectus for more information on exercising your GMIB upon notice of a change to the GMIB fee.

Exercise rules. The latest date you may exercise the GMIB is the 30th day following the contract date anniversary following the annuitant's 95th birthday. If the GMIB is exercised on any contract date anniversary prior to age 95, the GMIB benefit base is reduced by any remaining withdrawal charge. If the GMIB is exercised as a result of the no lapse guarantee, any applicable withdrawal charges are waived. Eligibility to exercise the GMIB is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 45 and no older than age 49 on the contract date anniversary immediately preceding the date you first funded your Protected Benefit account, you are eligible to exercise the GMIB within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 80 on the contract date anniversary immediately preceding the date you first funded your Protected Benefit account, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 10th contract date anniversary following the date you first funded your Protected Benefit account.

The GMIB guarantees annual lifetime payments ("Lifetime GMIB payments"), which will begin at the earliest of:

(i)the next contract year following the date your Protected Benefit account value falls to zero (provided the no lapse guarantee is in effect);

(ii)the contract date anniversary following your 95th birthday; or

(iii)your election to exercise the GMIB.

Your Lifetime GMIB payments will be calculated as described below in this section. Whether your Lifetime GMIB payments are triggered by age 95, the no lapse guarantee, or your election to exercise the GMIB, we use the same calculation to determine the amount of the payments. Please note that withdrawal charges, if any, may apply if you elect to exercise the GMIB.

For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. For IRA contracts, the joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant's life).

Your Lifetime GMIB payments are calculated by applying your GMIB benefit base less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. If your Protected Benefit account value is zero as described under the "GMIB "no lapse guarantee"", we will use your GMIB benefit base as of the day your Protected Benefit account value was reduced to zero. On the day your Protected Benefit account value is reduced to zero, we calculate your GMIB benefit base using the same formula as described under "GMIB benefit base" earlier in this section. If your Protected Benefit account was reduced to zero on a date other than your contract anniversary, we will include a pro rata portion of the applicable Roll-up amount in your GMIB base. Withdrawal charges, if any, will not apply under these circumstances.

Example:

   Assume your Protected Benefit account value goes to zero in the middle of the 10th contract year. At the beginning of the 10th contract year, the GMIB benefit base is $100,000. Further assume there were no contributions or transfers to the Protected Benefit account or any withdrawals during that contract year. If the applicable Roll-up rate was 4%, the GMIB benefit base on the day your Protected Benefit account value was reduced to zero would be $102,000.

If your Protected Benefit account value is reduced to zero on your contract date anniversary as the result of the deduction of charges under the contract, we will add any remaining Annual Roll-up amount, or if applicable, your Deferral Roll-up amount, to your GMIB benefit base.

If the GMIB is exercised under any of the four events as described above, and you have no Investment account value, the following applies:

(i)We will issue a supplementary contract with the same owner and beneficiary.

(ii)The deferral contract, including the Guaranteed minimum death benefit will be terminated.

If the GMIB is exercised under any of the four events as described above, and you have Investment account value, the following applies:

(i)We will issue a supplementary contract for the Protected Benefit account with the same owner and beneficiary. The Investment account under the deferred contract will continue to be in force.

(ii)Your Lifetime GMIB payment will not reduce your Investment account value.

(iii)Your Guaranteed minimum death benefit will be terminated.

(iv)For IRA contracts, your RMD payments will be based solely on your Investment account value and may only be withdrawn from your Investment account.

If you elect to exercise the GMIB or your Protected Benefit account value has not fallen to zero before or the contract date anniversary that follows the annuitant reaching age 95, whichever is sooner, the following applies:

(i)We will issue a supplementary contract with the same owner and beneficiary;

(ii)Your Lifetime GMIB payments will be equal to the greater of:

  . your Protected Benefit account value applied to the guaranteed, or, if greater, the current annuitization factors,

                                     -OR-

  .   the GMIB benefit base applied to the guaranteed annuity purchase factors.

For example, assuming the current annuitization factors are greater than the guaranteed annuitization factors, a male contract owner

                        Contract features and benefits
whose annuitant is age 95 and has a $100,000 GMIB benefit base and $50,000 in Protected Benefit account value would receive the greater of the following:

(i)Current annuitization factors (which are subject to change) applied to his $50,000 Protected Benefit account value, which currently equals a monthly payment of $1,065, or

(ii)The guaranteed annuity purchase factor discussed above (in this example, it would be 0.63%) applied to his $100,000 GMIB benefit base, which equals a Lifetime GMIB monthly payment of $630.

In this example, the contract owner's monthly payment would be $1,065.

(i)Any Investment account value will be annuitized under a separate contract based on one of the annuity payout options discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus;

(ii)Upon issuing your supplementary contract, your Guaranteed minimum death benefit and your death benefit in connection with your Investment account value will be terminated.

If you elected the GMIB and your Protected Benefit account value falls to zero due to an Excess withdrawal, we will terminate your GMIB and you will receive no payment or supplementary life annuity contract, even if your GMIB benefit base is greater than zero. Please see the Hypothetical illustrations in Appendix IV for an example of how Lifetime GMIB payments are calculated when:
(i) a hypothetical Protected Benefit account value falls to zero, and (ii) the annuitant reaches age 95.

Please note:

(i)if the GMIB benefit base is reset after age 85, the only time you may exercise the GMIB is within 30 days following the contract date anniversary following the annuitant's attainment of age 95;

(ii)for Retirement Cornerstone(R) Series QP contracts, the Plan participant can exercise the GMIB only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Retirement Cornerstone(R) Series QP contract into a Retirement Cornerstone(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the GMIB is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the GMIB benefit base and account value, and make a withdrawal from the contract if necessary. See ''How withdrawals affect your Guaranteed benefits'' later in this section;

(iv)if you reset the GMIB benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 95. Please note that in most cases, resetting your GMIB benefit base will lengthen the waiting period;

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may continue the GMIB if the contract is not past the last date on which the original owner could have exercised the benefit and the spouse beneficiary or younger spouse joint owner is eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets). In general, the spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. If the spouse beneficiary or younger spouse joint owner is over age 85 on the date of the owner's death, she will have a one-time opportunity to exercise the GMIB subject to the following additional rules. The one-time election will be available only if the spouse beneficiary or younger spouse joint owner is age 95 or younger and the original owner died before the age of 95. In addition, the election to exercise the GMIB must be made no later than one year following the date of the owner's death. If the GMIB is exercised, the Guaranteed minimum death benefit will be terminated. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she may exercise the GMIB no later than one year following the date of the owner's death, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date.

(vi)if the contract is jointly owned, you can elect to have the GMIB paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and

(vii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the GMIB is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See ''Effect of the owner's death'' under ''Payment of death benefit'' later in this Prospectus for more information.

Please see ''How withdrawals affect your Guaranteed benefits'' later in this section and ''Effect of your account values falling to zero'' in ''Determining your contract's value'' later in this Prospectus for more information on these guaranteed benefits.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

Death benefit

For the purposes of determining the death benefit under your Retirement Cornerstone(R) Series contract, we treat your Investment account and any Guaranteed minimum death benefit funded by your Protected Benefit account differently.

The death benefit in connection with your Investment account is equal to your Investment account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and any required information and forms necessary to effect payment. The death benefit payable in connection with your Protected Benefit account will be based on the greater of
(i) your Protected Benefit account value, and (ii) the benefit base of your Guaranteed minimum death benefit.

                        Contract features and benefits

The total death benefit under your Retirement Cornerstone(R) contract will depend on your values in either one or both sides of the contract. If you selected a Guaranteed minimum death benefit but never funded your Protected Benefit account, your death benefit will be based on your Investment account value only. Likewise, if you funded your Guaranteed minimum death benefit through allocations to the Protected Benefit account and had no Investment account value, your death benefit would be based strictly on the Guaranteed minimum death benefit you selected. Also, it is possible that upon your death, you have value in both your Investment account and a Guaranteed minimum death benefit that has been funded through allocations to the Protected Benefit account. In that case, your beneficiaries would receive the Investment account value, plus the value of your Guaranteed minimum death benefit.

Guaranteed minimum death benefits

At issue, you may elect one of our optional Guaranteed minimum death benefit options (GMDBs) in connection with your Protected Benefit account as follows:

           ----------------------------------------------------------
             Guaranteed Minimum       Series B        Series CP(R)
               Death Benefit          Contracts        Contracts
           ----------------------------------------------------------
           Return of Principal     Issue Ages 0-80  Issue Ages 0-70
           death benefit
           -----------------------------------------
           Highest Anniversary     Issue Ages 0-75
           Value death benefit
           ----------------------------------------------------------
           RMD Wealth Guard death  Issue Ages 20-68 Issue Ages 20-68
           benefit
           ----------------------------------------------------------
           The "Greater of"        Issue Ages 45-65 Issue Ages 45-65
           death benefit
           ----------------------------------------------------------

The "Greater of" death benefit can only be elected in combination with the GMIB. The RMD Wealth Guard death benefit cannot be elected in combination with the GMIB. The Return of Principal death benefit and the Highest Anniversary Value death benefit are available with or without the GMIB. The Highest Anniversary Value death benefit, the RMD Wealth Guard death benefit and the "Greater of" death benefit are available at an additional charge. There is no charge for the Return of Principal death benefit. The Return of Principal death benefit will be issued with all eligible contracts if you do not elect either the Highest Anniversary Value, the RMD Wealth Guard death benefit or the "Greater of" death benefit at the time you apply for your Retirement Cornerstone(R) contract. If you elect a GMDB, the period during which you can make subsequent contributions may be significantly shorter than if you did not elect a GMDB. Please refer to Appendix VIII later in this prospectus. Once a withdrawal is taken from the Protected Benefit account, additional contributions may not be made to the Protected Benefit account. Please refer to "Accessing your money" later in this Prospectus. Transfers to and from the Protected Benefit account may be restricted. Please refer to "Transferring your money among investment options" later in this Prospectus.

Any GMDB you elect will automatically terminate upon annuitization, which will occur no later than the maturity date stated in your contract.

When you have a GMDB, you can allocate your contributions to any of the following:

..   Protected Benefit account variable investment options

..   Investment account variable investment options

..   Guaranteed interest option

..   The account for special dollar cost averaging (Series B contracts only)

..   The account for special money market dollar cost averaging (Series CP(R)
    contracts only)

Funding your GMDB. Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for the Protected Benefit account variable investment options will fund your GMDB. These amounts will be included in your GMDB benefit base and will become part of your Protected Benefit account value.

For Series CP(R) contracts, any credit or Earnings bonus amounts attributable to your Protected Benefit account are not included in your GMDB benefit base. If you decide to transfer amounts from your Investment account to your Protected Benefit account variable investment options, only amounts representing contributions and earnings will increase your GMDB benefit base. Credit or Earnings bonus amounts to your Investment account are always considered transferred first, though any amount of that transfer that represents a credit or Earnings bonus will be excluded from your GMDB benefit base. All transfers, however, will increase your Protected Benefit account value by the amount of the transfer.

Your death benefit in connection with your Protected Benefit account is equal to one of the following -- whichever provides a higher amount:

..   Your Protected Benefit account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, and any required information and forms necessary to effect payment; or

..   Your applicable GMDB benefit base (discussed below) on the date of the owner's (or older joint owner's, if applicable) death, adjusted for subsequent withdrawals (and any withdrawal charges).

Return of Principal death benefit

The Return of Principal death benefit, like all of the guaranteed minimum death benefits, only applies to amounts you allocate to the Protected Benefit account variable investment options and not to the contract as a whole. Your Return of Principal Guaranteed minimum death benefit is equal to your Return of Principal death benefit base. This benefit base is not an account value or cash value. It is equal to:

..   Your initial contribution and any subsequent contributions to the Protected
    Benefit account variable investment options, either directly or through a Special DCA program; plus

..   Any amounts contributed to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus

..   Any amounts transferred to the Protected Benefit account variable investment options; less

..   A deduction that reflects any withdrawals you make from the Protected
    Benefit account variable investment options or from amounts in a Special DCA program designated for the Protected Benefit account variable investment options (including any withdrawal charges). The amount of this deduction is described

                        Contract features and benefits
   under "How withdrawals affect your Guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Please see Appendix III later in this Prospectus for an example of how the Return of Principal benefit base is calculated.

Highest Anniversary Value death benefit

Your Highest Anniversary Value Guaranteed minimum death benefit is equal to your Highest Anniversary Value benefit base. This benefit base is not an account value or cash value. The calculation of your Highest Anniversary Value benefit base will depend on whether you have taken a withdrawal from your Protected Benefit account.

If you have not taken a withdrawal from your Protected Benefit account, your Highest Anniversary Value benefit base is equal to one of the following -- whichever provides a higher amount:

..   Your initial contribution and any subsequent contributions to the Protected
    Benefit account variable investment options, either directly or through a Special DCA program; plus

..   Any amounts contributed to a Special DCA that are designated for future transfers to the Protected Benefit account variable investment options; plus

..   Any amounts transferred to the Protected Benefit account variable investment options.

                                     -OR-

..   Your highest Protected Benefit account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any transfers to the Protected Benefit account variable investment options and contributions either directly or through a Special DCA program designated for the Protected Benefit account variable investment options, made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protected Benefit account value as your new Highest Anniversary Value benefit base).

If you take a withdrawal from your Protected Benefit account and you elected the GMIB, your Highest Anniversary Value benefit base will be reduced on a dollar-for-dollar basis by withdrawals up to the Annual withdrawal amount, and on a pro rata basis by Excess withdrawals (including any applicable withdrawal charges). Note that any withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. If you take a withdrawal from your Protected Benefit account and you did not elect the GMIB, your Highest Anniversary Value benefit base will be reduced on a pro rata basis (including any applicable withdrawal charges). Reduction on a pro rata basis means that we calculate the percentage of your Protected Benefit account value that is being withdrawn and we reduce your Highest Anniversary Value benefit base by the same percentage. See "How withdrawals affect your Guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to one of the following -- whichever provides a higher amount:

..   Your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any transfers to the Protected Benefit account variable investment options made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protected Benefit account value as your new Highest Anniversary Value benefit base).

                                     -OR-

..   Your highest Protected Benefit account value on any contract date anniversary after the withdrawal up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any transfers to the Protected Benefit account variable investment options and contributions to a Special DCA program designated for the Protected Benefit account variable investment options, made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protected Benefit account value as your new Highest Anniversary Value benefit base).

For Series CP(R) contracts, on your contract date anniversary any credit or Earnings bonus amounts that are part of your Protected Benefit account value are included in the calculation of the "reset" to your Highest Anniversary Value benefit base. Please note, however, that credit amounts are not part of the Highest Anniversary Value benefit base until a reset occurs. If you are eligible for an Earnings bonus on your contract date anniversary, the amount of the Earnings bonus will be credited to your Total account value after any reset is calculated. If a reset occurs, your Guaranteed benefit base(s) will not be increased by amounts associated with the Earnings bonus on that contract date anniversary.

Please see Appendix III later in this Prospectus for an example of how the Highest Anniversary Value benefit base is calculated.

RMD Wealth Guard death benefit

(For traditional IRA, SEP and QPDC contracts only)

The RMD Wealth Guard death benefit is an optional guaranteed minimum death benefit. Your initial RMD Wealth Guard death benefit base is valued based on your initial contributions and any transfers to the Protected Benefit account. Thereafter RMD Wealth Guard death benefit base is increased by any allocations and transfers to the Protected Benefit account, which is described below. Withdrawals from the Protected Benefit account, other than Excess RMD withdrawals, will not reduce your RMD Wealth Guard death benefit base. This death benefit also provides a refund feature in the event the Protected Benefit account falls to zero before the owner reaches age 95. There is an additional charge for this death benefit under the contract. The RMD Wealth Guard death benefit is not available if you elected the GMIB.

--------------------------------------------------------------------------------
An RMD withdrawal is a withdrawal that is intended to satisfy the lifetime required minimum distributions from certain tax-favored plans and arrangements such as traditional IRAs under federal income tax rules. See "Required minimum distributions" in the "Tax information" section of the Prospectus for more information.
--------------------------------------------------------------------------------

                        Contract features and benefits

The RMD Wealth Guard death benefit base is not an account value or cash value. It is equal to:

..   Your initial contribution and any subsequent contributions to the Protected
    Benefit account variable investment options, either directly or through a Special DCA program; plus

..   Any amounts contributed to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus

..   Any amounts transferred to the Protected Benefit account variable investment options; less

..   A deduction that reflects any Excess RMD withdrawals from the Protected
    Benefit account, or from amounts in a Special DCA program designated for the Protected Benefit account variable investment options (including any withdrawal charges). The amount of this deduction is described below.

The RMD Wealth Guard death benefit base will be recalculated on each transaction date upon the occurrence of each contribution, transfer or deduction.

--------------------------------------------------------------------------------
For contracts with the RMD Wealth Guard death benefit, an "Excess RMD withdrawal" is:

..   the full amount of any withdrawal from your Protected Benefit Account taken before the calendar year in which you turn age 701/2;

..   the full amount of any withdrawal from your Protected Benefit Account taken during your first contract year, even if you turn age 701/2 during that year; or

..   the portion of a withdrawal from your Protected Benefit account that exceeds your RMD Wealth Guard withdrawal amount for the calendar year.
--------------------------------------------------------------------------------

Excess RMD withdrawals will reduce your RMD Wealth Guard death benefit base on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your Protected Benefit account value that is being withdrawn and we reduce your RMD Wealth Guard death benefit base by the same percentage.

Resets. On each contract date anniversary up to the earlier of (i) the contract date anniversary following your first RMD withdrawal from the Protected Benefit account, and (ii) the contract date anniversary following your 85th birthday, if the Protected Benefit account value is greater than the current RMD Wealth Guard death benefit base, the RMD Wealth Guard death benefit base will automatically reset to equal the Protected Benefit account value. Withdrawals from the Protected Benefit account up to your RMD Wealth Guard withdrawal amount will not reduce your RMD Wealth Guard death benefit base.

For Series CP(R) contracts, any credit or Earnings bonus amounts added to your Protected Benefit account, including credit or Earnings bonus amounts transferred from your Investment account, will be included in your Protected Benefit account value when determining your RMD Wealth Guard death benefit base reset.

Calculating your RMD Wealth Guard withdrawal amount. Your RMD Wealth Guard withdrawal amount will be calculated based on the account value in your Protected Benefit account variable investment options as of December 31st in the calendar year you turn age 701/2 and calculated each calendar year thereafter as of December 31st. This calculation includes the actuarial present value of your RMD Wealth Guard death benefit. This is because certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits, such as guaranteed benefits like the RMD Wealth Guard death benefits, be added to the account value for purposes of calculating account-based annual required minimum distributions from individual retirement annuity contracts. See "Required minimum distributions" in the "Tax information" section of the Prospectus for more information.

Your RMD Wealth Guard withdrawal amount will be determined using the RMD rules and life expectancy and distribution tables in effect on December 31, 2014. In the event that tax reform measures change those RMD requirements, unless we agree otherwise, we will not allow your RMD Wealth Guard withdrawal amount to be greater than the RMD Wealth Guard withdrawal amount calculated using the IRS RMD rules that were in effect on December 31, 2014. As a result of us reserving this right, in the event that future IRS rule changes require you to take RMD withdrawals that are greater than the RMD amount calculated using the IRS RMD rules that were in effect on December 31, 2014 and we do not agree to this change, you would have to satisfy your RMD requirements from other retirement sources or, if you do not have other retirement sources, you would have to take an additional RMD withdrawal amount from this contract, which would be treated an Excess RMD withdrawal. That Excess RMD withdrawal would reduce your RMD Wealth Guard death benefit base on a pro rata basis. Please refer to the section "How withdrawals effect your Guaranteed benefits" later in this Prospectus.

Please note that your RMD Wealth Guard withdrawal amount will be zero:

..   in each year prior to the calendar year in which you turn age 701/2; and

..   during your first contract year, even if you turn age 701/2 during that year.

Withdrawals prior to age 701/2 or during your first contract year. Withdrawals from your Protected Benefit account prior to the calendar year in which you turn age 701/2 are treated as Excess RMD withdrawals and reduce your RMD Wealth Guard death benefit base on a pro rata basis (including any applicable withdrawal charges). Withdrawals from your Protected Benefit account prior to your first contract date anniversary will also reduce your RMD Wealth Guard death benefit base on a pro rata basis (including any applicable withdrawal charges) even if you turn age 701/2 during that calendar year. Reduction on a pro rata basis means that we calculate the percentage of your Protected Benefit account value that is being withdrawn and we reduce your RMD Wealth Guard death benefit base by the same percentage. This pro rata reduction to the RMD Wealth Guard death benefit base could be greater than the dollar amount of the withdrawal and could significantly reduce or eliminate the value of the RMD Wealth Guard death benefit. For an example of how a pro rata reduction works, see Appendix VII later in this Prospectus.

Withdrawals from the Protected Benefit account:

..   prior to the calendar year in which you turn age 701/2; or

..   during your first contract year, even if you turn age 701/2 during the calendar year in which your first contract date anniversary falls will not stop your RMD Wealth Guard death benefit base from resetting.

As discussed in "Resets" above, the last reset of the RMD Wealth Guard death benefit base will be the earlier of the contract date anniversary following your first RMD withdrawal from the Protected Benefit account or the contract date anniversary following your 85th birthday.

                        Contract features and benefits

Withdrawals at or after age 701/2. After your first contract date anniversary, withdrawals made from your Protected Benefit account beginning with the calendar year in which you turn age 701/2 will be treated as RMD Wealth Guard withdrawals and will count towards your RMD Wealth Guard withdrawal amount. Withdrawals from the Protected Benefit account up to your RMD Wealth Guard withdrawal amount will not reduce your RMD Wealth Guard death benefit base. The portion of a withdrawal from your Protected Benefit account that exceeds your RMD Wealth Guard withdrawal amount for the calendar year will be treated as an Excess RMD withdrawal. An Excess RMD withdrawal will reduce your RMD Wealth Guard death benefit base on a pro rata basis. A pro rata reduction to your RMD Wealth Guard death benefit base could be greater than the dollar amount of the withdrawal and could significantly reduce or eliminate the value of your RMD Wealth Guard death benefit.

Please note that any withdrawals from your Protected Benefit account, including withdrawals taken up to the RMD Wealth Guard withdrawal amount, will reduce your Protected Benefit account value. Withdrawal charges are waived for RMD Wealth Guard withdrawals, but will count towards the free withdrawal limit. These withdrawals are subject to tax. See "Free withdrawal amount" in "Charges and expenses" later in this Prospectus.

If you elect the RMD Wealth Guard withdrawal service, you can elect to take RMD withdrawals from your Protected Benefit account value and Investment account value. If you elect to use our RMD Wealth Guard withdrawal service or our Automatic RMD withdrawal service, you will receive the required amount of RMD payments calculated for your contract for that calendar year. At the time you elect to receive RMD withdrawals, any prior RMD payments due for that calendar year will be paid as a catch-up payment. The catch-up payment is made immediately when the RMD Wealth Guard withdrawal service enrollment is processed. Thereafter, RMD payments will begin on the date and at the frequency you elect.

For example, in the calendar year that you turn age 701/2, if you enroll in our RMD Wealth Guard withdrawal service in July of that year and requested to receive monthly RMD payments, you would receive the catch-up payment due for January through June in a lump sum on the date the enrollment is processed and the July RMD monthly payment on the date that you specified on the RMD Wealth Guard withdrawal service Form. If you take additional withdrawals from the Protected Benefit account while you are currently taking RMD payments under our RMD Wealth Guard withdrawal service, those RMD payments from the Protected Benefit account will be reduced by those withdrawals. If you delay your first RMD withdrawal until after the calendar year you turn age 701/2, but no later than April 1st of the following calendar year, we will pay you a catch-up payment at the time you elected to receive RMD withdrawals, which will include any prior RMD payments due for that calendar year plus the entire RMD amount due from the prior year. The catch-up payment is made immediately when the RMD Wealth Guard withdrawal service enrollment is processed. Thereafter, RMD payments will begin on the date and at the frequency you elect. In that event, your RMD Wealth Guard death benefit base would not reset after your first RMD withdrawal.

For more information about the RMD Wealth Guard withdrawal service, please refer to "RMDs for Traditional IRA and SEP IRA contracts with the RMD Wealth Guard death benefit" in "Accessing your money" later in this Prospectus.

If you take withdrawals from your Protected Benefit account during a calendar year in which you are receiving RMD payments under our Automatic RMD service or our RMD Wealth Guard withdrawal service, once the total amount of your withdrawals in that calendar year reach your RMD Wealth Guard withdrawal amount, your RMD Wealth Guard withdrawals will be suspended until the next calendar year. Additional withdrawals from the Investment account value will not suspend RMD Wealth Guard withdrawals under our Automatic RMD service or our RMD Wealth Guard withdrawal service.

For additional examples of how withdrawals affect your RMD Wealth Guard death benefit base, see Appendix VII later in this Prospectus. For information on how RMD payments affect your RMD Wealth Guard death benefit, see "RMDs for contracts with the RMD Wealth Guard death benefit" in "Accessing your money" later in this Prospectus.

The RMD Wealth Guard withdrawal service is not available under QPDC contracts. If you elect the RMD Wealth Guard death benefit for a QPDC contract, all withdrawals from your Protected Benefit account will reduce the RMD Wealth Guard death benefit base on a pro rata basis and will be subject to any applicable withdrawal charges until the QPDC contract is converted to an IRA. After you convert the QPDC contract to an IRA contract you can elect the RMD Wealth Guard withdrawal service. A qualified plan participant, upon separation from service, may directly roll-over an eligible rollover distribution from the plan by converting the QPDC contract into an otherwise identical IRA contract which retains the RMD Wealth Guard death benefit. In that case, the RMDs can be taken without reducing the RMD Wealth Guard death benefit base. You should not elect the RMD Wealth Guard death benefit under a QPDC contract unless you intend to convert to an IRA prior to taking RMDs. See Appendix II, "Purchase considerations for QP participants".

RMDs are not required to be withdrawn from a Roth IRA during your lifetime. Therefore, if you are considering converting your traditional IRA to a Roth IRA, prior to converting your IRA to a Roth IRA, you must drop the RMD Wealth Guard death benefit. For information on dropping this benefit, see "Dropping or changing your Guaranteed benefits" in "Contract features and benefits", later in this prospectus and under Appendix I.

The RMD Wealth Guard death benefit is only available for traditional IRA, SEP and QPDC contracts.

RMD Wealth Guard Refund feature

If you elected the RMD Wealth Guard death benefit and your Protected Benefit account value falls to zero before the owner's death, your RMD Wealth Guard death benefit terminates and we will refund 10% of the total of (a) minus (b), where:

(a)equals your total contributions and transfers to the Protected Benefit account; and

(b)equals the total dollar amount of any Excess RMD withdrawals you have taken.

For example, assume that at the time your Protected Benefit account value fell to zero, your total contributions and transfers to the Protected Benefit account were $100,000 and you had taken a total of $10,000 in Excess RMD withdrawals. You will receive a refund equal to 10% of $90,000 ($100,000 - $10,000), or $9,000.

For Series CP(R) contracts, any credit or Earnings bonus amounts added to your Protected Benefit account, including credit or Earnings bonus amounts transferred from your Investment account, are not included in part (a) of the formula for calculating your RMD Wealth Guard Refund.

We will pay you the amount of any RMD Wealth Guard Refund as a lump sum. In certain circumstances, you may be able to roll over this payment into another IRA. Please consult your tax adviser. Also,

                        Contract features and benefits
please see "Withdrawals, payments and transfers of funds out of traditional IRAs" in the "Tax Information" section of this Prospectus for more information about possible tax consequences of any distribution from your contract.

If your Protected Benefit account falls to zero, your contract will also terminate unless you have amounts allocated to the Investment account. In this case, you will receive the RMD Wealth Guard Refund as a lump sum, your contract will continue and any remaining RMD payments will continue uninterrupted from your Investment account, beginning in the calendar year in which your Protected Benefit account falls to zero.

"Greater of" death benefit

Your "Greater of" death benefit has a benefit base. The benefit base is not an account value or cash value. It is equal to the greater of:

..   The benefit base computed for the Highest Anniversary Value death benefit
    (described immediately above); and

..   The Roll-up to age 80 benefit base.

The Roll-up to age 80 benefit base is used only in connection with the "Greater of" death benefit. It is equal to:

..   Your initial contribution and any subsequent contributions to the Protected
    Benefit account variable investment options, either directly or through a Special DCA program; plus

..   Any amounts contributed to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus

..   Any amounts transferred to the Protected Benefit account variable investment options; less

..   A deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); less

..   A deduction that reflects (a) in the contract year of first funding, the dollar amount of any RMD from the Protected Benefit account taken through our RMD program and (b) in the subsequent contract years, the dollar amount of any RMD from the Protected Benefit account in excess of the Annual withdrawal amount taken through our RMD program; plus

..   Any "Deferral Roll-up amount" or "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the Annual withdrawal amount. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. Any such withdrawal will reduce (i) your Roll-up to age 80 benefit base on a pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

--------------------------------------------------------------------------------
Either the Deferral Roll-up amount or the Annual Roll-up amount is credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your Roll-up to age 80 benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and for the Annual Roll-up amount, any withdrawals up to the Annual withdrawal amount during the contract year. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. Any such withdrawal will reduce (i) your Roll-up to age 80 benefit base on a pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program will not reduce your Annual Roll-up amount in the year you first fund your Protected Benefit account. The calculation of both the Deferral Roll-up amount and the Annual Roll-up amount are discussed later in this section.
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In order to elect the "Greater of" death benefit, you must also elect the GMIB. Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, and until the contract year following age 80, if your Lifetime GMIB payments under the GMIB have not begun, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up to age 80 benefit base. However, these same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to your Roll-up to age 80 benefit base at the end of the year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up to age 80 benefit base until the end of the contract year. The portion of any withdrawal in excess of your Annual withdrawal amount will reduce your Roll-up to age 80 benefit base on a pro rata basis. See "Annual withdrawal amount and your Roll-up to age 80 benefit base" later in this section.

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up to age 80 benefit base will automatically reset to equal the Protected Benefit account value, if higher, on every contract date anniversary from your contract date, up to the contract date anniversary following your 80th birthday or contract maturity, if earlier. See "Annual reset options" earlier in this section. The Roll-up to age 80 benefit base reset is described in more detail below.

For more information, see "Annual Roll-up amount and Annual Roll-up to age 80 benefit base adjustment" later in this Prospectus.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

                              -------------------

Annual Roll-up rate

The Annual Roll-up rate is used to calculate amounts credited to your Roll-up to age 80 benefit base for the contract year in which the first withdrawal is made from your Protected Benefit account and all subsequent contract years. The Annual Roll-up rate used for the Roll-up to age 80 component of the "Greater of" death benefit is always the same as the Annual Roll-up rate under your GMIB. This rate is calculated using the Ten-Year Treasuries Rate Formula. See "Annual Roll-up Rate" under "Guaranteed minimum income benefit" for more information regarding this formula.

A different Roll-up rate is used to calculate amounts credited to your Roll-up to age 80 benefit base in the contract years prior to the first withdrawal from your Protected Benefit account -- the "Deferral Roll-up rate," described below.

                        Contract features and benefits

Deferral Roll-up rate

The Deferral Roll-up rate is used to calculate amounts credited to your Roll-up to age 80 benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your Protected Benefit account.

Beginning in the first contract year in which you fund your Protected Benefit account, the Roll-up amount credited to your Roll-up to age 80 benefit base at the end of the contract year (the "Deferral Roll-up amount") will be calculated using the Deferral Roll-up rate. Once you take a withdrawal from your Protected Benefit account, the Deferral Roll-up amount will not be credited at the end of the contract year in which the withdrawal was taken and will terminate for the life of the contract. Instead, the Annual Roll-up amount will be credited. The Deferral Roll-up rate used for the Roll-up to age 80 component of the "Greater of" death benefit is always the same as the Deferral Roll-up rate under your GMIB. This rate is calculated using the Deferral Ten-Year Treasuries Rate Formula. See "Deferral Roll-up Rate" under "Guaranteed minimum income benefit" for more information regarding this formula.

The Deferral Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protected Benefit account until later contract years while potentially building greater Guaranteed benefit bases.

New business rates. The new business Roll-up rates we set for the Roll-up to age 80 benefit base are the same as the new business rates we set for the GMIB and these new business rates will apply during the first five contract years. See "New business rates" under "Guaranteed minimum income benefit" for more information.

75 Day rate lock-in. When you select the "Greater of" death benefit with the GMIB, the 75 day rate lock in applies to both the Annual Roll-up rate and Deferral Roll-up under both Guaranteed benefits. For more information, including an example of how the 75 day rate lock-in works, see "Guaranteed minimum income benefit."

Renewal rates. The renewal Roll-up rates we set for the Roll-up to age 80 benefit base are the same as the renewal rates we set for the GMIB. For more information, see "Renewal rates" under "Guaranteed minimum income benefit."

Notification of Renewal rates. If you elected the "Greater of" death benefit at issue, your contract will indicate the Annual Roll-up rate and Deferral Roll-up rate and the applicable time period those rates are in effect. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund your "Greater of" death benefit (and your GMIB) after the new business rates have expired, you can contact a Customer Service Representative to find out the current Annual Roll-up rate and if applicable, Deferral Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates as well as the previous year's Annual Roll-up rate or Deferral Roll-up rate (whichever applies) for your contract. The information can also be found online, through your Online Access Account.

Annual Roll-up amount and annual Roll-up to age 80 benefit base adjustment

The Annual Roll-up amount is an amount credited to your Roll-up to age 80 benefit base on each contract date anniversary if there has ever been a withdrawal from your Protected Benefit account. The Annual Roll-up amount adjustment to your Roll-up to age 80 benefit base is the primary way to increase the value of the Roll-up to age 80 component of your "Greater of" death benefit base. This amount is calculated by taking into account your Roll-up to age 80 benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The crediting of any Annual Roll-up amount ends on the contract date anniversary following the owner reaching age 80. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. Any such withdrawal will reduce (i) your Roll-up to age 80 benefit base on a pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program will not reduce your Annual Roll-up amount in the year you first fund your Protected Benefit account.

Your Annual Roll-up amount at the end of the contract year is calculated as follows:

..   Your Roll-up to age 80 benefit base on the preceding contract date anniversary, multiplied by:

..   The Annual Roll-up rate that was in effect on the first day of the contract year; less

..   Any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

..   A pro-rated Roll-up amount for any contribution to the Protected Benefit account variable investment options during the contract year; plus

..   A pro-rated Roll-up amount for any transfer from the Investment account variable investment options and/or Guaranteed interest option to the Protected Benefit account variable investment options during the contract year; plus

..   A pro-rated Roll-up amount for any contribution amounts to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

A pro-rated Roll-up amount is based on the number of days in the contract year after the contribution or transfer. (Since there is no Annual withdrawal amount in the first contract year in which the Protected Benefit account is funded, any withdrawals in that year (other than RMD withdrawals from our RMD program) result in a dollar-for-dollar reduction of the Annual Roll-up amount (but not less than zero).)

In the event of your death, a pro-rated portion of the Roll-up amount will be added to the Roll-up to age 80 benefit base.

Withdrawals in excess of the Annual withdrawal amount may have a harmful effect on your Roll-up to age 80 benefit base and "Greater of" death benefit. A withdrawal in excess of your Annual withdrawal amount will always reduce your Roll-up to age 80 benefit base on a pro rata basis. When the owner reaches age 80, withdrawals will reduce your Roll-up to age 80 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount. For more information, see "How withdrawals affect your Guaranteed benefits" later in this section.

                        Contract features and benefits

Deferral Roll-up amount and annual Roll-up to age 80 benefit base adjustment

The Deferral Roll-up amount is an amount credited to your Roll-up to age 80 benefit base on each contract date anniversary provided you have never taken a withdrawal from your Protected Benefit account. This amount is calculated by taking into account your Roll-up to age 80 benefit base from the preceding contract date anniversary, the applicable Deferral Roll-up rate under your contract, and contributions and transfers to the Protected Benefit account during the contract year. The Deferral Roll-up amount adjustment to your Roll-up to age 80 benefit base is the primary way to increase the value of the Roll-up to age 80 component of your "Greater of" death benefit base. The crediting of any Deferral Roll-up amount ends on the contract date anniversary following the owner reaching age 80.

Your Deferral Roll-up amount at the end of the contract year is calculated as follows:

..   your Roll-up to age 80 benefit base on the preceding contract date anniversary, multiplied by:

..   the Deferral Roll-up rate that was in effect on the first day of the contract year; plus

..   A pro-rated Deferral Roll-up amount for any contribution to the Protected
    Benefit account variable investment options during the contract year; plus

..   A pro-rated Deferral Roll-up amount for any transfer from the Investment account and/or Guaranteed interest option to the Protected Benefit account variable investment options during the contract year; plus

..   A pro-rated Deferral Roll-up amount for any contribution amounts made during the contract year to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

A pro-rated Deferral Roll-up amount is based on the number of days in the contract year after the contribution or transfer.

In the event of your death, a pro-rated portion of the Deferral Roll-up amount will be added to the Roll-up to age 80 benefit base.

Roll-up to age 80 benefit base reset

This section describes how the Roll-up to age 80 benefit base reset works in connection with the calculation of your "Greater of" death benefit.

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up to age 80 benefit base will automatically reset to equal the Protected Benefit account value, if higher, on every contract date anniversary from your contract date, up to the contract date anniversary following your 80th birthday or contract maturity, if earlier. See "Annual reset options" earlier in this section.

For Series CP(R) contracts, on your contract date anniversary any credit or Earnings bonus amounts that are part of your Protected Benefit account value are included in the calculation of your Roll-up to age 80 benefit base reset. If you are eligible for an Earnings bonus on your contract date anniversary, the amount of the Earnings bonus will be credited to your Total account value after any reset is calculated. If a reset occurs, your Guaranteed benefit base(s) will not be increased by amounts associated with the Earnings bonus on that contract date anniversary.

If a reset is not applicable on your contract date anniversary, the Roll-up to age 80 benefit base will not be eligible to be reset again until the next contract date anniversary. For jointly-owned contracts, eligibility to reset the Roll-up to age 80 benefit base is based on the age of the older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

We will send you a notice in each year that the Roll-up to age 80 benefit base is eligible to be reset. If you are not enrolled in either the automatic annual reset program or the automatic customized reset program you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program. The procedures for choosing a reset method are the same procedures described under "GMIB benefit base reset" earlier in this section.

The total dollar amount charged on future contract date anniversaries may increase as a result of the reset, even if the charge for the "Greater of" death benefit has not been increased, since the charges may be applied to a higher "Greater of" death benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus for more information.

Annual withdrawal amount and your Roll-up to age 80 benefit base

If you elected the "Greater of" death benefit and the GMIB, both your Roll-up to age 80 benefit base and GMIB benefit base are calculated the same way until age 80 . Therefore, your Roll-up to age 80 benefit base and GMIB benefit base are equal until age 80. Beginning after the contract date anniversary following the owner's (or older joint owner, if applicable) 80th birthday, your Roll-up to age 80 benefit base will (i) no longer roll up; (ii) no longer be eligible for resets; and (iii) be reduced dollar-for-dollar by withdrawals up to your Annual withdrawal amount. In contrast, the roll ups and resets for the GMIB benefit base calculation continue until age 95. Therefore, after age 80, your Roll-up to age 80 benefit base and your GMIB benefit base may differ.

Withdrawals up to your Annual withdrawal amount affect your Roll-up to age 80 benefit base the exact same way as they affect your GMIB benefit base prior to the contract date anniversary following age 80. Beginning with the contract year that follows the contract year in which you first fund your Protected Benefit account, if Lifetime GMIB payments have not begun, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up to age 80 benefit base.

It is important to note that withdrawals in excess of your Annual withdrawal amount will have a harmful effect on your Roll-up to age 80 benefit base and your "Greater of" death benefit. An Excess withdrawal reduces your Roll-up to age 80 benefit base on a pro rata basis. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. A withdrawal that causes your Protected Benefit account value to go to zero will terminate your "Greater of" death benefit.

                        Contract features and benefits

The reduction of your Roll-up to age 80 benefit base on a pro rata basis means that we calculate the percentage of your current Protected Benefit account value that is being withdrawn and we reduce your current Roll-up to age 80 benefit base by the same percentage. A pro rata withdrawal will have a significant adverse effect on your Roll-up to age 80 benefit base in cases where the Protected Benefit account value is less than the Roll-up to age 80 benefit base. For an example of how pro rata reduction works, see "How withdrawals affect your Guaranteed benefits" later in this section.

For contracts with non-natural owners, the Roll-up to age 80 benefit base will be based on the annuitant's (or older joint annuitant's) age.
Please see Appendix III later in this Prospectus for an example of how the Roll-up to age 80 benefit base that is part of the "Greater of" Guaranteed minimum death benefit is calculated.

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If you change ownership of the contract, generally the Guaranteed minimum death benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

The Guaranteed minimum death benefits are subject to state availability and your age at contract issue. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Please see both "Effect of your account values falling to zero" in "Determining your contract's value" and "How withdrawals affect your Guaranteed benefits" later in this section and the section entitled "Charges and expenses" later in this Prospectus for more information on these Guaranteed benefits.

See Appendix III later in this Prospectus for examples of how the benefit bases for the Guaranteed minimum death benefits work.

Series CP(R) and your Guaranteed benefit bases

Credit and Earnings bonus amounts are not included in your GMIB and GMDB benefit bases. If you decide to transfer amounts from your Investment account to your Protected Benefit account variable investment options, only amounts representing contributions and earnings will increase your benefit bases. Credit and Earnings bonus amounts to your Investment account are considered transferred first, though any amount of that transfer that represents those amounts will be excluded from your Guaranteed benefit bases, except to the extent that any credit and Earnings bonus amounts are part of the Protected Benefit account value, which is used to calculate the Highest Anniversary Value benefit base or a benefit base reset in connection with the GMIB benefit base or the Roll-up to age 80 benefit base (used to calculate the "Greater of" death benefit). All transfers, however, will increase your Protected Benefit account value by the total amount of the transfer.

For example:

On December 1st, you purchase a Series CP(R) contract, make an initial contribution of $100,000 and you also elect the GMIB and the Return of Principal death benefit. You allocate the entire $100,000 contribution to the Investment account variable investment options and $0 to the Protected Benefit account variable investment options. In effect, you have not started to fund your Guaranteed benefits.

The credit on contributions applied to your contract is $3,000 ($100,000 x 3%), resulting in an initial Investment account value of $103,000.

On December 15th, you decide to fund your Guaranteed benefits by transferring $10,000 to the Protected Benefit account variable investment options. After that transfer, your Protected Benefit account value would be $10,000, but your GMIB benefit base and Return of Principal death benefit base would both be $7,000 ($10,000 - $3,000). This is because credits to your Investment account are always considered transferred first.

How withdrawals affect your Guaranteed benefits

Except as otherwise described in this section withdrawals from your Protected Benefit account will reduce your Guaranteed benefit bases on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current Protected Benefit account value that is being withdrawn and we reduce your current Guaranteed benefit bases by the same percentage.

For example, if your Protected Benefit account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Protected Benefit account value. If your Guaranteed benefit base was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new Guaranteed benefit base after the withdrawal would be $24,000 ($40,000 - $16,000).

If your Protected Benefit account value is greater than your Guaranteed benefit base, an Excess withdrawal will result in a reduction of your Guaranteed benefit base that will be less than the withdrawal. For example, if your Protected Benefit account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Protected Benefit account value. If your Guaranteed benefit base was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new Guaranteed benefit base after the withdrawal would be $12,000 ($20,000 - $8,000).

A pro rata deduction means that if you take a withdrawal that reduces your Guaranteed benefit bases on a pro rata basis and your Protected Benefit account value is less than your Guaranteed benefit base, the amount of the Guaranteed benefit base reduction will exceed the amount of the withdrawal.

For purposes of calculating the adjustment to your Guaranteed benefit bases, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your Protected Benefit account value. For more information on the calculation of the charge, see "Withdrawal charge" later in this Prospectus.

If you elected the GMIB with the Highest Anniversary Value death benefit or the "Greater of" death benefit and you take a withdrawal from your Protected Benefit account, your Highest Anniversary Value benefit base for the respective Guaranteed minimum death benefits will be reduced on a dollar-for-dollar basis by withdrawals up to the Annual withdrawal amount, and on a pro rata basis by Excess withdrawals (including any applicable withdrawal charges). Note that any withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. If you take a withdrawal from your Protected Benefit

                        Contract features and benefits
account and you did not elect the GMIB with the Highest Anniversary Value death benefit, your Highest Anniversary Value benefit base will be reduced on a pro rata basis (including any applicable withdrawal charges).

Withdrawals affect your GMIB benefit base and Roll-up to age 80 benefit base, as follows:

..   A withdrawal from your Protected Benefit account in the contract year in which you first fund your Protected Benefit account will reduce your GMIB benefit base and Roll-up to age 80 benefit base on a pro rata basis.

..   Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GMIB benefit base.

..   Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account and until the contract date anniversary after age 80, if your Lifetime GMIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up to age 80 benefit base.

..   Beginning on the contract date anniversary after age 80, withdrawals will reduce your Roll-up to age 80 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount.

..   The portion of a withdrawal in excess of your Annual withdrawal amount
    ("Excess withdrawal") will always reduce your GMIB benefit base and Roll-up to age 80 benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your Protected Benefit account to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals from your Protected Benefit account in that contract year will reduce the GMIB benefit base and Roll-up to age 80 benefit base on a pro rata basis.

Withdrawals affect your RMD Wealth Guard death benefit base, as follows:

..   The full amount of any withdrawal from your Protected Benefit Account taken before the calendar year in which you turn age 701/2 will reduce your RMD Wealth Guard death benefit base on a pro rata basis.

..   The full amount of any withdrawal from your Protected Benefit Account taken during your first contract year, even if you turn age 701/2 during that year, will reduce your RMD Wealth Guard death benefit base on a pro rata basis.

..   The portion of a withdrawal from your Protected Benefit account that exceeds your RMD Wealth Guard withdrawal amount for the calendar year will reduce your RMD Wealth Guard death benefit base on a pro rata basis. This means that once you take a withdrawal that causes the sum of the withdrawals from your Protected Benefit account to exceed your RMD Wealth Guard withdrawal amount, that portion of the withdrawal that exceeds the RMD Wealth Guard withdrawal amount, and any subsequent withdrawals from your Protected Benefit account in that calendar year, will reduce your RMD Wealth Guard death benefit base on a pro rata basis.

..   Other than during your first contract year, a withdrawal from your
    Protected Benefit account beginning with the calendar year in which you turn age 701/2 will be treated as a RMD Wealth Guard withdrawal and will count towards your RMD Wealth Guard withdrawal amount. Withdrawals from your Protected Benefit account up to your RMD Wealth Guard withdrawal amount will not reduce your RMD Wealth Guard death benefit base.

Please see Appendix VII later in this Prospectus for examples of how withdrawals affect your Guaranteed benefit bases. For information on how RMD payments affect your Guaranteed benefits, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus. For information on how RMD payments affect your RMD Wealth Guard death benefit, see "RMDs for contracts with the RMD Wealth Guard death benefit" in "Accessing your money" later in this Prospectus. For information about the RMD Wealth Guard death benefit, see "RMD Wealth Guard death benefit" earlier in this Prospectus.

Dropping or changing your Guaranteed benefits

You can drop or change your Guaranteed benefits, subject to our rules. Your ability to do so depends on whether you have funded your Protected Benefit account. If you have not funded your Protected Benefit account, we call this a "pre-funding" drop or change. If you have funded your Protected Benefit account, we call this a "post-funding" drop. Also, in order to make a change to your Guaranteed minimum death benefit, you must meet the eligibility requirements for the new benefit. If you drop a Guaranteed benefit, you will not be permitted to add it back to your contract.

Pre-Funding Drop or Change

Prior to funding your Protected Benefit account, you can drop your GMIB, Guaranteed minimum death benefit, or change your Guaranteed minimum death benefit. For contracts with the GMIB, the Guaranteed minimum death benefit generally cannot be changed without first dropping the GMIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone(R) contract and our rules for dropping and changing benefits prior to funding your Protected Benefit account.

Post-Funding Drop

If you funded your Protected Benefit account at issue and contributions to the contract are no longer subject to withdrawal charges, you have the option to drop both your GMIB and Guaranteed minimum death benefit. Also, in some cases, you can drop your GMIB and retain your Guaranteed minimum death benefit. If you funded your Protected Benefit account after issue, you generally cannot drop your Guaranteed benefit(s) until the later of: (i) the contract date anniversary following the date the Protected Benefit account was funded, and
(ii) the expiration of the period in which your contract is subject to withdrawal charges.

If you decide to drop all Guaranteed benefits post-funding, we require that you complete the administrative form we provide for this purpose. You must either take a full withdrawal of your Protected Benefit account or make a one-time transfer to the Investment account variable investment options and guaranteed interest option. The Guaranteed benefits and any applicable charges will be terminated as of the business day we receive the properly completed administrative form at our processing office. Please note that when a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

                        Contract features and benefits

For contracts with the GMIB, the Guaranteed minimum death benefit cannot be dropped without first dropping the GMIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone(R) contract and our rules for dropping and changing benefits if you have already funded your Protected Benefit account.

Please note that if you drop the GMIB from your contract, you may not retain the "Greater of" GMDB.

Dropping or changing your Guaranteed benefits in the event of a fee change. In the event that we exercise our contractual right to change the fee for the GMIB, "Greater of" death benefit, or RMD Wealth Guard death benefit, you may be given a one-time opportunity to drop your Guaranteed benefits or change your GMDB if it is not yet funded, subject to our rules. You may drop or change your Guaranteed benefits only within 30 days of the fee change notification. If you have funded your Protected Benefit account and wish to drop your Guaranteed benefits, the requirement that all withdrawal charges have expired will be waived. See "Fee changes for the Guaranteed minimum income benefit and "Greater of" death benefit" in "Charges and expenses" and Appendix I "Dropping or changing your Guaranteed benefits" later in this Prospectus for more information.

Guaranteed benefit offers

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Inherited IRA beneficiary continuation contract

(Not available for Series CP(R) contracts)

The Inherited IRA beneficiary continuation contract is intended to provide options to beneficiaries in complying with federal income tax rules. There are a number of limitations on who can purchase the contract, how the contract is purchased, and the features that are available under the contract. A prospective purchaser should seek tax advice before making a decision to purchase the contract.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

Who can purchase an Inherited IRA beneficiary continuation contract

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

How an Inherited IRA beneficiary continuation contract is purchased

IRA Beneficiary. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

                        Contract features and benefits

Non-spousal Applicable Plan beneficiary. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

Limitations on certain features under the Inherited IRA beneficiary continuation contract

This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Beneficiaries who do not want to take annual scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

When the Inherited IRA beneficiary continuation contract is owned by an IRA beneficiary:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See Appendix VIII later in this Prospectus for more information.

..   Any subsequent contribution must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. If you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

When the Inherited IRA beneficiary continuation contract is owned by a Non-spousal Applicable Plan beneficiary:

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See Appendix VIII later in this Prospectus for more information.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

Features of the Inherited IRA beneficiary continuation contract which apply to either type of owner:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An Inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options, as permitted.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges may apply as described in "Charges and expenses" later in this Prospectus.

..   If you elected the Return of Principal death benefit or the Highest
    Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

..   The GMIB, Spousal continuation, automatic investment program, automatic payment plans and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   Upon your death, your beneficiary has the option to continue taking RMDs based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, withdrawal charges (if applicable) will no longer apply. If you have a Guaranteed minimum death benefit, it will no longer be in effect and any applicable charge for such benefit will stop.

                        Contract features and benefits

..   When you die, we will pay your beneficiary the Investment account value and the greater of the Protected Benefit account value or the applicable death benefit.

Your right to cancel within a certain number of days

If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. For a state-by-state description of all material variations of this contract, including specific information on your "free look" period, see Appendix V later in this Prospectus.

Generally, your refund will equal your Total account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, and (iii) any interest in the account for special dollar cost averaging (if applicable), through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract's cash value.

For Series CP(R) contract owners, please note that you will forfeit the Credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.

                        Contract features and benefits

2. Determining your contract's value

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Your account value and cash value

Your "Total account value" is the total of: (i) the Protected Benefit account value, and (ii) the Investment account value. Your "Protected Benefit account value" is the total value you have in: (i) the Protected Benefit account variable investment options, and (ii) amounts in a Special DCA program designated for the Protected Benefit account variable investment options. Your "Investment account value" is the total value you have in: (i) the Investment account variable investment options, (ii) the guaranteed interest option, and
(iii) amounts in a Special DCA program designated for the Investment account variable investment options and the guaranteed interest option. See "What are your investment options under the contract?" in "Contract features and benefits" for a detailed list of the Protected Benefit account variable investment options and Investment account variable investment options.

Your contract also has a "cash value." Your contract's cash value is equal to the Total account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; and
(ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

Your contract's value in the variable investment options

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)operations expenses;

(ii)administration expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect subsequent contributions (plus the Credit for Series CP(R) contracts);

(ii)decreased to reflect withdrawals (plus withdrawal charges, if applicable);
    or

(iii)increased to reflect transfers into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct any Guaranteed benefit charge, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated can be found in the SAI.

Your contract's value in the guaranteed interest option

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus transfers and withdrawals out of the option, and charges we deduct.

Your contract's value in the account for special dollar cost averaging

(For Series B contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, minus any amounts that have been transferred to the variable investment options you have selected, and charges we deduct.

Effect of your account values falling to zero

In general, your contract will terminate without value if your Total account value falls to zero as the result of withdrawals, or the payment of any applicable charges when due, or a combination of two, as described below:

..   If you have Investment account value only and it falls to zero as the result of withdrawals or the payment of any applicable charges, your contract will terminate.

..   Your Return of Principal, Highest Anniversary Value, and "Greater of"
    Guaranteed minimum death benefits will terminate without value if your Protected Benefit account value falls to zero as the result of withdrawals or the payment of any applicable charges. This will happen whether or not you also elected the GMIB or receive Lifetime GMIB payments. Unless you have amounts allocated to your Investment account, your contract will also terminate.

..   If you elected the RMD Wealth Guard death benefit and your Protected
    Benefit account value falls to zero, the RMD Wealth Guard death benefit will terminate. You will be eligible for a refund of 10% of your total contributions and transfers to the Protected Benefit account less the dollar amount of any Excess RMD withdrawals you have taken. For more information, see "RMD Wealth Guard Refund feature" in "Contract Features and Benefits" earlier in this Prospectus. Your contract will terminate, unless you have amounts allocated to the Investment account. Any remaining RMD payments from the Investment account will continue uninterrupted from the Investment account, beginning in the calendar year the Protected Benefit account falls to zero. See "RMD Wealth Guard death benefit" in "Contract features and benefits" earlier in this Prospectus and "Tax information" later in the Prospectus for more information.

                       Determining your contract's value

..   If you elected the GMIB and your Protected Benefit account value falls to zero as the result of the payment of any applicable charges or a withdrawal that is not an Excess withdrawal, you will receive Lifetime GMIB payments if the no lapse guarantee is still in effect, in accordance with the terms of the GMIB. Unless you have amounts allocated to your Investment account, your contract will also terminate.

..   If your Protected Benefit account value falls to zero due to an Excess withdrawal, your GMIB will terminate and you will not receive Lifetime GMIB payments. Unless you have amounts allocated to your Investment account, your contract will also terminate.

Certain withdrawals, even one that does not cause your Total account value to fall to zero, will be treated as a request to surrender your contract and terminate your Guaranteed minimum death benefit. See "Withdrawals treated as surrenders" in "Accessing your money."

As discussed earlier in this Prospectus, we reserve the right to discontinue or limit your ability to make subsequent contributions to the contract or subsequent transfers or contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program. If we exercise this right, you will not have the ability to fund the contract and any Guaranteed benefits in order to avoid contract and/or Guaranteed benefit termination.

Withdrawals and/or deductions of charges during or following a period of poor market performance in which your account values decrease, increases the possibility that such a withdrawal or deduction could cause your account values to fall to zero.

                       Determining your contract's value

3. Transferring your money among investment options

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Transferring your account value

At any time before the date annuity payments are to begin, you can transfer some or all of your Total account value among the investment options, subject to the following:

..   You may not transfer any amount to a Special DCA program.

..   Amounts allocated to the Investment account variable investment options or guaranteed interest option can be transferred among the Investment account variable investment options. If you elect the "Greater of" GMDB, you may transfer amounts allocated to the Investment account variable investment options and the guaranteed interest option to the Protected Benefit account variable investment options through age 70 or, if later, until your first contract date anniversary. If you do not elect the "Greater of" GMDB, Highest anniversary Death Benefit or RMD Wealth Guard death benefit and you select the GMIB, you may transfer amounts allocated to the Investment account variable investment options and the guaranteed interest option to the Protected Benefit account variable investment options through age 80 or, if later, until your first contract date anniversary. Transfers into your Protected Benefit account will be allocated in accordance with your allocation instructions on file. See the limitations on amounts that may be transferred out of the guaranteed interest option below.

..   If you elect the Highest anniversary death benefit, you may transfer amounts allocated to the Investment account variable investment options and the guaranteed interest option to the Protected Benefit account variable investment options through age 80.

..   If you elect the RMD Wealth Guard death benefit, you may transfer amounts allocated to the Investment account variable investment options and the guaranteed interest option to the Protected Benefit account variable investment options at any time prior to your 69th birthday, or if later, until 90 days after your contract date, subject to the rules and limitations described below:

   -- If you are under age 65, you may transfer 100% of your Investment account value variable investment options to the Protected Benefit account variable investment options.

   -- If you were age 20-64 on your contract date, and are now age 65 or older, the maximum amount you may transfer to the Protected Benefit account is equal to your Investment account value as of the transaction date minus your total contributions to the Investment account from age 65 through age 68. For purposes of this calculation, "total contributions" excludes
      (i) contributions you made to the Investment account prior to your first contract date anniversary; and (ii) for Series CP(R) contracts, any credit and Earnings bonus amounts added to the Investment account.

      For example, assume you were 641/2 on your contract date, you elected the RMD Wealth Guard death benefit, you are now 68 years old and your Investment account value on the date of your transfer request is $30,000. Further assume that your total contributions to the Investment Account from age 65 to 68 were equal to $20,000, but of that amount $5,000 was contributed before your first contract date anniversary. The maximum amount you may transfer from the Investment account variable investment options to the Protected Benefit account variable investment options is $15,000 ($30,000 - ($20,000 - $5,000)).

   -- If you elected the RMD Wealth Guard death benefit and were age 65-68 on your contract date, you may transfer 100% of your Investment account value variable investment options to the Protected Benefit account variable investment options.

..   Amounts invested in the Protected Benefit account variable investment options can only be transferred among the Protected Benefit account variable investment options. Transfers out of the Protected Benefit account variable investment options into the Investment account variable investment options or guaranteed interest option are not permitted. However, if the owner elects to drop all Guaranteed benefits, the entire Protected Benefit account value must be withdrawn from the contract or transferred into the Investment account variable investment options or guaranteed interest option. See "Dropping or changing your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus. See the limitations on amounts that may be transferred into the guaranteed interest option below.

..   Once a withdrawal is taken from your Protected Benefit account, you cannot make additional contributions to your Protected Benefit account. You may, however, be able to continue to make transfers from your Investment account to the Protected Benefit account variable investment options until such time as you make a subsequent contribution to your Investment account, at which point transfers into the Protected Benefit account will no longer be available. A subsequent contribution received by us in the first 90 calendar days after your contract is issued will not be counted towards shutting down transfers to your Protected Benefit account. See "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

..   A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the Total account value being allocated to the guaranteed interest option, based on the Total account value as of the previous business day. This restriction is waived for amounts transferred from a dollar cost averaging program into the guaranteed interest option.

..   We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers.

               Transferring your money among investment options

..   We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

..   For transfer restrictions regarding disruptive transfer activity, see
    "Disruptive transfer activity" below.

..   The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you by way of a supplement to this Prospectus. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form), through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying Portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying Portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each

               Transferring your money among investment options affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Rebalancing among your Investment account variable investment options and guaranteed interest option

We offer two rebalancing programs that you can use to automatically reallocate your Investment account value among your Investment account variable investment options and the guaranteed interest option. Option I allows you to rebalance your Investment account value among the Investment account variable investment options. Option II allows you to rebalance your Investment account value among the Investment account variable investment options and the guaranteed interest option.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)the percentage you want invested in each investment option (whole percentages only), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

Once it is available, you may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
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While your rebalancing program is in effect, we will transfer amounts among the applicable investment options so that the percentage of your Investment account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the Investment account variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in special money market dollar cost averaging or general dollar cost averaging.

Our optional rebalancing programs are not available for amounts allocated to the Protected Benefit account variable investment options. For information about rebalancing among the Protected Benefit account variable investment options, see the section below.

Rebalancing among your Protected Benefit account variable investment options

You can rebalance your Protected Benefit account value by submitting a request to rebalance as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only). You can rebalance only to the investment options available in your Protected Benefit account.

When we rebalance your Protected Benefit account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.

               Transferring your money among investment options

Systematic transfer program

Under the systematic transfer program, you may elect to have amounts from the Investment account variable investment options and the guaranteed interest option transferred to the Protected Benefit account variable investment options. This can be done on a quarterly, semi-annual or annual basis. There are four transfer options available under this program.

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Please check with your financial professional or one of our customer service representatives regarding the availability of our Systematic transfer program options.
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(i)Fixed dollar. Under this option, you can transfer a specified dollar amount, subject to a minimum of $50. The dollar amount you select cannot be changed while the program is in effect. If your Investment account value on the transfer date is $50 or less, and you have not elected the systematic transfer program to be in effect for a specified period of time, we will transfer the entire amount and the program will end.

(ii)Fixed percentage. Under this program, you can transfer a specified percentage of your Investment account as of the date of the transfer. The percentage you select cannot be changed while the program is in effect. If your Investment account value on the transfer date is $50 or less, and you have not elected the systematic transfer program to be in effect for a specified period of time, we will transfer the entire amount and the program will end.

(iii)Transfer the gains. Under this option, you can transfer amounts in excess of your "total net contributions" (described below) made to the Investment account as of the date of the transfer. The calculated amount to be transferred must be $50 or greater in order for the transfer to occur. If you elect this option after issue, the first transfer will be for all gains in the Investment account as of the date of the transfer. If there are no gains in the Investment account, a transfer will not occur.

(iv)Transfer the gains in excess of a specified percentage. Under this option, you can transfer amounts in excess of a specified percentage of your "total net contributions" (described below) made to the Investment account as of the date of the sweep. There is no restriction on the maximum percentage you can request, however, the specified percentage cannot be changed while the program is in effect. Also, the calculated amount to be transferred must be $50 or greater in order for the transfer to occur. If you elect this option after issue, the first transfer will be for all gains in the Investment account in excess of a specified percentage. If there are no gains in the Investment account, a transfer will not occur.

For all options, you may elect the systematic transfer program to be in effect for a specified period of time. If you elect the systematic transfer program to be in effect for a specified period of time, the program will continue in effect until the end of the specified period of time or, if earlier, the date you are no longer eligible to transfer amounts into the Protected Benefit account. Any contributions made to the Investment account while the program is in effect will be subject to transfer or sweep to the Protected Benefit account until the date you are no longer eligible to transfer amounts into the Protected Benefit account.

For options (iii) and (iv), the "net contribution amount" is the total contributions made to the Investment account, adjusted for withdrawals (and any applicable withdrawal charges) and all transfers to the Protected Benefit account. All subsequent contributions made to the Investment account will increase the net contribution amount by the dollar amount of the contribution as of the transaction date of the contribution. All withdrawals and ad hoc transfers from the Investment account will be withdrawn or transferred -- gains first. The net contribution amount will only be reduced by a withdrawal (and any applicable withdrawal charges) or transfer to the extent that the withdrawal or transfer is in excess of "gains" in the Investment account on the date of the transfer. For this purpose, "gains" is equal to the Investment account value immediately prior to the withdrawal or transfer in excess of net contribution.

Please note the following under the Systematic transfer program:

..   As noted above, transfers can be made on a quarterly, semi-annual or annual basis. You can choose a start date for transfers but it cannot be later than the 28th day of the month or later than one year from the date you enroll. The frequency for transfers cannot be changed while the program is in effect. If you decide you want to change the frequency of transfers, you must cancel your current program and re-enroll in the program.

..   For Series CP(R) contracts, any credits and Earnings bonus applied to the
    Investment account will not be part of the net contribution amount. The total amount of credit and Earnings bonus applied to the Investment account will be considered transferred to the Protected Benefit account first before any earnings are transferred under our Systematic transfer program.

..   Each transfer will be pro-rated from all of your investment options in the
    Investment account, except for amounts allocated to a Special DCA program. If either option (iii) or (iv) is selected and there are amounts allocated to a Special DCA program, the calculation of the sweep will use your Investment account value (including any amounts in the Special DCA program that are designated for future transfers to the Investment account). However, once the amount to be transferred is calculated, the transfer will be pro-rated from the Investment account variable investment options and the Guaranteed interest option. No amounts will be transferred from the Special DCA program.

..   Under the Fixed percentage option, the calculation of the transfer will not include any amounts in the Special DCA program and the transfer will be pro-rated from the Investment account variable investment options and the guaranteed interest option.

..   All transfers to the Protected Benefit account variable investment options will be in accordance with your allocation instructions on file.

..   An ad hoc transfer from the Investment account to the Protected Benefit account that is not part of the Systematic transfer program will not terminate the program. Please note, however, that a transfer under options
    (iii) or (iv) could decrease the net contribution amount that is used to determine the gains on each transfer date.

..   You can only have one Systematic transfer program in effect at any one time.

               Transferring your money among investment options

..   You can cancel your Systematic transfer program at any time.

..   Transfers under your Systematic transfer program do not count toward the transfers under the contract that may be subject to a transfer charge.

..   The Systematic transfer program is available with any dollar cost averaging program available under your contract.

..   You can elect a rebalancing program for your Investment account value while the Systematic transfer program is in effect. If a rebalancing transaction date and Systematic transfer program transaction date happen to be on the same Business day, the transfer under the Systematic transfer program will be processed first. Then, we will process the rebalancing of your Investment account value.

..   If all Guaranteed benefits are dropped post-funding of the Protected
    Benefit account, your Systematic transfer program will be terminated.

..   If we exercise our right to discontinue contributions and/or transfers to the Protected Benefit account variable investment options, or if you are unable to make subsequent contributions and/or transfers to the Protected Benefit account variable investment options due to any other contribution or transfer restriction, your Systematic transfer program will be terminated.

..   If you make a contribution to your Investment account following your first withdrawal from the Protected Benefit account, your Systematic transfer program will be terminated.

..   Transfers under a Systematic transfer program are subject to the limitations specified in "Transferring your account value" earlier in this section.

               Transferring your money among investment options

4. Accessing your money

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Withdrawing your account value

You have several ways to withdraw your Total account value before payments begin. The table below shows the methods available under each type of contract.

Your account value could become insufficient due to withdrawals and/or poor market performance. For information on how withdrawals affect your Guaranteed benefits and potentially cause your contract to terminate, please see "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

If you take a withdrawal from the Protected Benefit account variable investment options, the withdrawal may impact your existing benefits and you will no longer be permitted to make subsequent contributions into the Protected Benefit account variable investment options. The first withdrawal from your Protected Benefit account may also affect the applicable Roll-up rate used in calculating certain Guaranteed benefits. See "How you can purchase and contribute to your contract" and "Annual Roll-up rate" and "Deferral Roll-up rate" under "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus and "Rules regarding contributions to your contract" in Appendix VIII later in this Prospectus for more information.

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                                                                            Method of withdrawal
                                                             ----------------------------------------------------
                                                                                            Pre-age   Lifetime
                                                             Auto-                           59 1/2   required
                                                             matic                            sub-     minimum
                                                             payment             Syste-    stantially distribu-
                       Contract/(1)/                         plans/(2)/ Partial matic/(3)/   equal      tion
-----------------------------------------------------------------------------------------------------------------
NQ                                                              Yes       Yes      Yes        No         No
-----------------------------------------------------------------------------------------------------------------
Traditional IRA                                                 Yes       Yes      Yes        Yes        Yes
-----------------------------------------------------------------------------------------------------------------
Roth IRA                                                        Yes       Yes      Yes        Yes        No
-----------------------------------------------------------------------------------------------------------------
Inherited IRA                                                   No        Yes      No         No         Yes/(4)/
-----------------------------------------------------------------------------------------------------------------
QP/(5)/                                                         Yes       Yes      No         No         No
-----------------------------------------------------------------------------------------------------------------
SEP IRA                                                         Yes       Yes      Yes        Yes        Yes
-----------------------------------------------------------------------------------------------------------------

(1)Please note that not all contract types are available under all contracts in the Retirement Cornerstone(R) Series.
(2)Available for contracts with GMIB only.
(3)Available for withdrawals from your Investment account variable investment options and guaranteed interest option only.
(4)The contract (whether traditional IRA or Roth IRA) pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(5)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.

Automatic payment plans

(For contracts with GMIB)

You may take automatic withdrawals from your Protected Benefit account under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. The first payment date cannot be more than one full payment period from the date the enrollment form is received at our processing office. If a later date is specified, we will not process your enrollment form. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary. All withdrawals from an Automatic payment plan count toward your free withdrawal amount.

You may elect either the Maximum payment plan or the Customized payment plan beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account. You must wait at least 28 days from enrollment in a plan before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

Each scheduled payment cannot be less than $50. If scheduled payments would be less than $50, the program will be terminated. This applies even if an RMD withdrawal causes the reduction of scheduled amounts below $50. Scheduled payments are taken pro rata from all Protected Benefit account variable investment options. Scheduled payments are not taken out of the Special DCA programs.

If you take a partial withdrawal while an automatic payment plan is in effect:

After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that exceeds the Annual withdrawal amount will terminate the program. You may set up a new program immediately, but it will not begin until the next contract year.

After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that is less than or equal to the Annual withdrawal amount may cause payments to be suspended until the next contract year once the full Annual withdrawal amount for that contract year has been paid out. After a partial withdrawal is taken, you will continue to receive scheduled payments without a disruption in payments until the Annual withdrawal amount is paid out. After the full Annual withdrawal amount has been paid out, the program will be suspended for the remainder of the contract year.

Maximum payment plan

If you have funded the GMIB, the Maximum payment plan is available beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account. Under the Maximum payment plan, you can request us to pay you the Annual withdrawal amount as scheduled payments. The payment amount may increase or decrease annually as the result of a change in the Annual Roll-up rate. Also, the payment amount may increase as the result of a reset of your GMIB benefit base.

For monthly or quarterly payments, the Annual withdrawal amount will be divided by 12 or 4 (as applicable). The program is designed to pay

                             Accessing your money
the entire Annual withdrawal amount in each contract year, regardless of whether the program is started at the beginning of the contract year or on some other date during the contract year. Consequently, a program that commences on a date other than during the first month or quarter, as applicable, following a contract date anniversary will account for any payments that would have been made since the beginning of the contract year, as if the program were in effect on the contract date anniversary. A catch-up payment will be paid for the number of payment dates that have elapsed from the beginning of the contract year up to the date the enrollment is processed. The catch-up payment is made immediately when the Maximum payment plan enrollment is processed. Thereafter, scheduled payments will begin one payment period later.

A partial withdrawal taken in the same contract year prior to enrollment in the Maximum payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, then the partial withdrawal will be factored into the Maximum payment plan payments for that contract year.

..   Annual frequency: If the amount of the partial withdrawal is less than the
    Annual withdrawal amount, the remaining Annual withdrawal amount is paid on the date the enrollment form is processed or a later date selected by the owner. You may not select a date later than the next contract date anniversary.

..   A partial withdrawal that is taken after you are enrolled in the program but before the first payment is made terminates the program.

Customized payment plan

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Please check with your financial professional or one of our customer service representatives regarding the availability of our Customized payment plan options.
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If you have funded the GMIB, the Customized payment plan is available beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account. Currently, any of the following five Customized payment plan options can be elected. For options that are based on a withdrawal percentage, the specified percentage is applied to your GMIB benefit base as of the most recent contract date anniversary. See "Annual withdrawal amount" in "Guaranteed minimum income benefit" under "Contract features and benefits" earlier in this Prospectus.

The following payment options can be elected under the Customized payment plan. For options (i)-(iii) and (v), your payment may increase or decrease annually as the result of a change in the Annual Roll-up rate. Also, the payment amount may increase as the result of a reset of your GMIB benefit base.

(i)Guaranteed minimum percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a withdrawal percentage that is fixed at the lowest guaranteed Annual Roll-up rate of 4%.

(ii)Fixed percentage below the Annual Roll-up rate: You can request us to pay you as scheduled payments a withdrawal amount based on the applicable Annual Roll-up rate minus a fixed percentage for each contract year. If in any contract year the calculation would result in a payment that is less than 4%, your withdrawal percentage for that contract year will be 4%. In other words, the withdrawal percentage can never be less than 4%. Your percentage requests must be in increments of 0.50%.

(iii)Fixed percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a fixed percentage. The percentage may not exceed the Annual Roll-up rate in any contract year. If in any contract year the fixed percentage is greater than your Annual Roll-up rate for that contract year, we will pay you only the Annual withdrawal amount as scheduled payments for that contract year. Your percentage requests must be in increments of 0.50%.

(iv)Fixed dollar amount: You can request us to pay you as scheduled payments a fixed dollar withdrawal amount each contract year. The fixed dollar amount may not exceed your Annual withdrawal amount in any contract year. If in any contract year the fixed dollar amount is greater than your Annual withdrawal amount, we will pay you as scheduled payments only your Annual withdrawal amount.

(v)Fixed dollar amount or fixed percentage from both your Protected Benefit account and your Investment account: You can request us to pay you a fixed dollar amount or fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. The Annual withdrawal amount will be withdrawn from your Protected Benefit account. We will pay you any requested amount that is in excess of your Annual withdrawal amount from your Investment account. If in any contract year there is insufficient value in the Investment account to satisfy your requested fixed dollar or fixed percentage withdrawal, we will pay you the maximum amount that can be withdrawn from your Annual withdrawal amount and your Investment account as scheduled payments for that contract year even though this amount will be less than you requested.

For examples on how the Automatic payment plans work, please see Appendix VI. For examples of how withdrawals affect your Guaranteed benefit bases, see Appendix VII later in this Prospectus.

Partial withdrawals and surrenders
(All contracts)

You may take partial withdrawals from your contract at any time. All withdrawal requests must be made on a specific form provided by us. Please see "How to reach us" under "Who is AXA Equitable?" earlier in this Prospectus for more information. Currently, the minimum withdrawal amount is $300. For discussion on how amounts can be withdrawn, see "How withdrawals are taken from your Total account value" below. You can also surrender your contract at any time.

Partial withdrawals will be subject to a withdrawal charge if they exceed the free withdrawal amount. For more information, see "Free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will suspend your participation in either the Maximum payment plan or Customized payment plan.

                             Accessing your money

Systematic withdrawals
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount, a particular percentage of, or a specific investment option from your Investment account variable investment options and guaranteed interest option. If there is insufficient account value in the specific investment option you elected, your systematic withdrawals will continue from the remaining Investment account variable investment option or the guaranteed interest option on a pro rata basis.

If your contract is subject to withdrawal charges, you may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your Investment account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your Investment account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your Investment account, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   You must select a date that is more than three calendar days prior to your contract date anniversary; and

..   You cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. If you have also elected a GMIB Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

If the systematic withdrawal option is elected with an Automatic payment plan, the payment frequency will be the same as the Automatic payment plan.

You may change the payment frequency, or the amount or the percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal amount previously taken in the same contract year, the systematic withdrawal exceeds the free withdrawal amount.

Substantially equal withdrawals
(Traditional IRA, Roth IRA and SEP IRA contracts only)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your contract without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age
59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. The substantially equal withdrawals option is available only if 100% of your Total account value is allocated to either the Protected Benefit account or the Investment account. This option is not available if your Total account value is split between the Protected Benefit account and the Investment account at the time you elect this option. If you elect to take substantially equal withdrawals, you may not elect any other automated withdrawal program. Once you have elected substantially equal withdrawals, amounts can be allocated to either or both the Investment account and the Protected Benefit account.

If you elect our substantially equal withdrawals option, we calculate the permissible distributions for you using one of the IRS-approved methods for doing this. You should be aware that the portion of any withdrawal from the Protected Benefit account that is in excess of the Annual withdrawal amount will reduce the benefit base(s) for your Guaranteed benefits on a pro rata basis as of the date of the withdrawal. See "How withdrawals affect your Guaranteed benefits" and "Annual withdrawal amount" under "Guaranteed minimum income benefit" in "Contract features and benefits" for more information.

Our substantially equal withdrawals option is not the exclusive method of meeting the penalty exception. After consultation with your tax adviser, you may decide to use any permissible method. If you do not elect our substantially equal withdrawals option, you would have to compute withdrawal amounts yourself and request partial withdrawals.

Once you begin to take substantially equal withdrawals, you should not do any of the following until after the later of age 59 1/2 or five full years after the first withdrawal: (i) stop them; (ii) change the pattern of your withdrawals (for example, by taking an additional partial withdrawal); or
(iii) contribute any more to the contract. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment account or the Protected Benefit account. Because the penalty exception method does not permit additional contributions or payment changes to restore any Guaranteed benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated or intend to allocate amounts to the Protected Benefit account value after starting Substantially equal withdrawals.

                             Accessing your money

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one-time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments, which vary each year.

If the contract is eligible, you may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Because the IRS-approved penalty exception methods do not permit you to add contributions or change payments to restore the Guaranteed benefit base(s), as noted above, you and your tax adviser should consider carefully whether you should elect the substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated any amounts to the Protected Benefit account. Please note that electing to take substantially equal withdrawals from a contract with the RMD Wealth Guard death benefit may limit the utility of that benefit. See the discussion of the "RMD Wealth Guard death benefit" under "Contract features and benefits" earlier in this Prospectus.

Lifetime required minimum distribution withdrawals
(Traditional IRA and SEP IRA contracts only -- See "Tax information" later in this Prospectus)

We offer our "Automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. The Automatic RMD service generally offers RMD payments from your Investment account value. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. If you have funded your Guaranteed benefit(s), amounts withdrawn from the contract to meet RMDs may reduce your benefit base(s) and may limit the utility for most benefit(s), other than the RMD Wealth Guard death benefit. Also, the actuarial present value of additional contract benefits must be added to the Total account value in calculating RMD payments from annuity contracts funding IRAs, which could increase the amount required to be withdrawn. Please refer to "Required minimum distributions" in "Tax information" later in this Prospectus.

This service is not available under QP contracts. All withdrawals from your Protected Benefit account under a QP contract owned by a defined contribution plan reduce your RMD Wealth Guard death benefit base on a pro rata basis (including any applicable withdrawal charges) until the contract is converted into a IRA. (See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus).

You may elect this service in the calendar year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually.

This service does not generate automatic RMD payments during the first calendar year during which your contract is issued. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any RMDs before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMDs may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

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For traditional IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).
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We do not impose a withdrawal charge on RMD payments taken through our Automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

If you elect the Automatic RMD service and have an existing systematic withdrawal program in place, your systematic withdrawal program will terminate unless, at the time a withdrawal under the Automatic RMD service is scheduled, the total amount of all withdrawals you have already taken during the year equals or exceeds the amount of your RMD obligation for that year. In that case, there will be no withdrawal under your Automatic RMD service and your systematic withdrawal program will remain in effect. If your systematic withdrawal program does terminate, you may establish a new program the following year.

RMDs for contracts with GMIB. (Traditional IRA and SEP IRA contracts only -- See "Tax information" later in this Prospectus)

For contracts with GMIB or with GMIB and either the "Greater of" death benefit or the Highest Anniversary Value death benefit, if you elect our Automatic RMD service, any lifetime RMD payment we make to you in the first contract year you fund your Protected Benefit account will reduce your benefit bases on a dollar-for-dollar basis. In subsequent contract years, if an Automatic RMD service payment exceeds your Annual withdrawal amount, your benefit bases will be reduced dollar-for-dollar by the amount of the RMD payment in excess of your Annual withdrawal amount. For contracts with the Return of Principal death benefit elected with or without the GMIB or the Highest Anniversary Value death benefit elected without the GMIB, all withdrawals, including RMD payments through our Automatic RMD service, reduce those benefit bases on a pro rata basis. Amounts from both your Protected Benefit account and Investment account values are used to determine your lifetime RMD payment each year.

The no lapse guarantee will not be terminated if a RMD payment using our Automatic RMD service causes your cumulative withdrawals from the Protected Benefit account in the contract year to exceed your Annual withdrawal amount.

If you elect either the Maximum payment plan or the Customized payment plan (together, "automatic payment plans") and our Automatic RMD service, we will make an extra payment, if necessary, in December that will equal your lifetime RMD amount less all payments made through your payment date and any scheduled December payment. The combined Automatic payment plan and RMD payment

                             Accessing your money
will not be treated as an Excess withdrawal if the RMD, together with any withdrawal taken under one of our automatic plans exceeds your Annual withdrawal amount. The additional payment will reduce your GMIB benefit base and Roll-up to age 80 benefit base and Highest Anniversary Value benefit base (for contracts with the "Greater of" death benefit) and Highest Anniversary Value benefit base for contracts with GMIB and Highest Anniversary GMDB on a dollar-for-dollar basis. Your Highest Anniversary Value benefit base is always reduced on a pro rata basis for the Highest Anniversary Value GMDB if the GMIB is not also elected.

If you take any partial withdrawals in addition to your RMD and Automatic payment plan payments, your applicable Automatic payment plan may be suspended as discussed above. Any partial withdrawal taken from your Protected Benefit account may cause an Excess withdrawal and may be subject to a withdrawal charge. Further, your GMIB benefit base and Annual withdrawal amount will be reduced.

If you elect our Automatic RMD service and elect to take your Annual withdrawal amount in partial withdrawals without electing one of our available Automatic payment plans, we will make a payment, if necessary, in December that will equal your RMD payment less all withdrawals made through your payment date. If prior to your payment date you make a partial withdrawal that exceeds your Annual withdrawal amount, but not your RMD amount, any portion of that partial withdrawal taken from your Protected Benefit account will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals taken from your Protected Benefit account made during the same contract year. However, if by your payment date your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

Your RMD payment will be withdrawn on a pro rata basis from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will withdraw amounts from your Special DCA program. If there is insufficient value in those options, any additional amount of the RMD payment or the total amount of the RMD payment will be withdrawn from your Protected Benefit account variable investment options. For information on how RMD payments are taken from your contract see "How withdrawals are taken from your Total account value" below.

If you do not elect our Automatic RMD service and if your Annual withdrawal amount is insufficient to satisfy the RMD payment, any additional withdrawal taken in the same contract year (even one to satisfy your RMD payment) from your Protected Benefit account will be treated as an Excess withdrawal.

RMDs for Traditional IRA and SEP IRA contracts with the RMD Wealth Guard death benefit. (See "Tax information" later in this Prospectus)

For contracts with the RMD Wealth Guard death benefit, we offer the RMD Wealth Guard withdrawal service for RMD withdrawals from your Protected Benefit account and/or Investment account to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself. In such a case, a withdrawal charge may apply.

If you enroll in our RMD Wealth Guard withdrawal service, you will be able to elect to take RMD withdrawals from your Protected Benefit account value and Investment account value. You may elect the RMD withdrawal service in the calendar year in which you reach age 701/2 or in any later year. The minimum amount we will pay out is $50. Withdrawals from the Protected Benefit account, other than Excess RMD withdrawals, will not reduce your RMD Wealth Guard death benefit base. Your RMD Wealth Guard death benefit base will be reduced on a pro rata basis by Excess RMD withdrawals. An Excess RMD withdrawal is any of the following:

..   the full amount of any withdrawal from your Protected Benefit Account taken before the calendar year in which you turn age 701/2;

..   the full amount of any withdrawal from your Protected Benefit Account taken during your first contract year, even if you turn age 701/2 during that year; or

..   the portion of a withdrawal from your Protected Benefit account that exceeds your RMD Wealth Guard withdrawal amount for the calendar year.

RMD payments under our RMD Wealth Guard withdrawal service can be paid monthly, quarterly or annually. We do not impose a withdrawal charge on RMD payments taken through our RMD Wealth Guard withdrawal service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

If you elect the RMD Wealth Guard withdrawal service and had previously elected the systematic withdrawal option, your systematic withdrawal program will be terminated.

Since RMDs are generally not required to be withdrawn from a Roth IRA during your lifetime, prior to converting your IRA to a Roth IRA, you must drop the RMD Wealth Guard death benefit. For information on dropping this benefit, see "Dropping or changing your Guaranteed benefits" in "Contract features and benefits", earlier in this prospectus and under Appendix I.

This service is not available under QP contracts. All withdrawals from your Protected Benefit account under a QP contract owned by a defined contribution plan reduce your RMD Wealth Guard death benefit base on a pro rata basis (including any applicable withdrawal charges) until the contract is converted into a IRA. (See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus).

For more information about the RMD Wealth Guard death benefit, see "RMD Wealth Guard death benefit" under "Contract features and benefits" earlier in this Prospectus.

How withdrawals are taken from your Total account value

Unless you specify otherwise, all withdrawals (other than Automatic payment plan withdrawals and lump sum withdrawals of your Annual withdrawal amount and substantially equal withdrawals, as discussed below) will be taken on a pro rata basis from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will subtract amounts from a Special DCA program. If there is insufficient value in those options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from your Protected Benefit account variable investment options. Any amounts withdrawn from a Special DCA program that were designated for the Protected Benefit account variable investment options will reduce your Guaranteed benefit base(s).

Automatic payment plan withdrawals (other than fixed dollar amount or fixed percentage withdrawals) and lump sum withdrawals of your Annual withdrawal amount will always be taken on a pro rata basis only from your Protected Benefit account variable investment options.

                             Accessing your money

Lump sum, fixed dollar amount or fixed percentage withdrawals are first taken on a pro rata basis from your Protected Benefit account variable investment options. If there is insufficient value or no value in those options, we will subtract amounts from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will subtract amounts from a Special DCA program.

Substantially equal withdrawals are taken on a pro rata basis from your Total account value. However, if after you have elected the substantially equal withdrawals option your Total account value is split between the Protected Benefit account value and the Investment account value, your substantially equal withdrawals will be taken on a pro rata basis from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will subtract amounts from a Special DCA program. If there is insufficient value in those options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from your Protected Benefit account variable investment options. Any amounts withdrawn from a Special DCA program that were designated for the Protected Benefit account variable investment options will reduce your Guaranteed benefit base(s).

You may choose to have withdrawals subtracted from your contract based on the following options:

(1)Take the entire withdrawal on a pro rata basis from the Protected Benefit account variable investment options; or

(2)Take the entire withdrawal from the Investment account value, either on a pro rata basis, or specifying which Investment account variable investment options and/or guaranteed interest option the withdrawal should be taken from;

(3)Request a withdrawal to be taken from the Protected Benefit account variable investment options and take the remaining part of the withdrawal from the Investment account variable investment options. You must specify the investment options for the Investment account value. The withdrawal from the Protected Benefit account variable investment options will be taken on a pro rata basis; or

(4)Request a withdrawal to be taken from the Investment account variable investment options and take the remaining part of the withdrawal from the Protected Benefit account variable investment options. You must specify the investment options for the Investment account value. The withdrawal from the Protected Benefit account variable investment options will be taken on a pro rata basis.

For more information on how withdrawals affect your Guaranteed benefits, see "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus and Appendix VII later in this Prospectus.

Withdrawals treated as surrenders

Certain withdrawals may cause your contract and certain Guaranteed benefits to terminate, as follows:

..   Any fee deduction and/or withdrawal that causes your Total account value to fall to zero will terminate the contract and any applicable Guaranteed benefit, subject to the following:

   -- the GMIB (while the no lapse guarantee is in effect unless your Protected
      Benefit account value falls to zero due to an "Excess withdrawal") will continue as described under "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus; and

   -- if you elected the RMD Wealth Guard death benefit and your Protected
      Benefit account falls to zero, you will be eligible for a refund of 10% of your total contributions and transfers to the Protected Benefit account less the dollar amount of any Excess RMD withdrawals you have taken. For more information, see "RMD Wealth Guard Refund feature" in "Contract Features and Benefits" earlier in this Prospectus.

..   If you do not have, or if you have not yet funded, the RMD Wealth Guard death benefit or the GMIB or if the no lapse guarantee is no longer in effect, the following applies:

   -- a request to withdraw 90% or more of your cash value will terminate your contract and any applicable Guaranteed minimum death benefit;

   -- we reserve the right to terminate the contract and any applicable
      Guaranteed minimum death benefit if no contributions are made during the last three contract years and the cash value is less than $500; and

   -- we reserve the right to terminate your contract and any applicable
      Guaranteed minimum death benefit if any withdrawal would result in a remaining cash values of less than $500.

If your contract is terminated, we will pay you the contract's cash value. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

Surrendering your contract to receive its cash value

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments (Lifetime GMIB payments or otherwise). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

Upon your request to surrender your contract for its cash value, all benefits under the contract, including the GMIB, will terminate as of the date we receive the required information if your cash value in your Protected Benefit account is greater than your Annual withdrawal amount remaining for that year. If your cash value is not greater than your Annual withdrawal amount remaining for that year and your no lapse guarantee is still in effect, then you will receive your cash value and a supplementary life annuity contract under which we will pay you Lifetime GMIB payments. For more information, please see "Effect of your account values falling to zero" in "Determining your contract's value" and "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a payout annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

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(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option or a Special DCA program, (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

Your annuity payout options

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial Annuitization" below.

Deferred annuity contracts such as those in the Retirement Cornerstone(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization." Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and will be converted to a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a separate prospectus related to the contract you select.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Series CP(R) contracts) after the contract date. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section. If you elected the GMIB or a Guaranteed minimum death benefit, your contract may have both a Protected Benefit account value and an Investment account value. If there is a Protected Benefit account value and you choose to annuitize your contract before the maturity date, the GMIB will terminate without value even if your GMIB benefit base is greater than zero. The payments that you receive under the payout annuity option you select may be less than you would have received under GMIB. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus for further information. Any Guaranteed minimum death benefit terminates upon annuitization.

In general, your periodic payment amount upon annuitization is determined by your Total account value, the form of the annuity payout option you elect as described below, the timing of your purchase and the applicable annuity purchase rate to which that value is applied. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your Total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity upon annuitization. If the annuity payment amount is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments.

The payments that you receive upon annuitization of your Protected Benefit account value may be less than your Annual withdrawal amount or your Lifetime GMIB payments. If you are considering annuitization, you should ask your financial professional for information about the payment amounts that would be made under the various choices that are available to you. You may also obtain that information by contacting us. Annuitization of your Investment account value after the date your Lifetime GMIB payments begin will not affect those payments.

You can currently choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GMIB, your choice of payout options are those that are available under the GMIB (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus).

--------------------------------------------------------
Fixed annuity payout options  Life annuity
                              Life annuity with period
                                 certain
                              Life annuity with refund
                                 certain
--------------------------------------------------------

..   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after annuitization.

..   Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has

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   been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

The amount applied to purchase an annuity payout option

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Retirement Cornerstone(R) Series contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

Partial Annuitization. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for the GMIB under a contract. For purposes of this contract, we will effect any partial annuitization as a withdrawal applied to a payout annuity. Please note that a withdrawal from your Protected Benefit account to purchase an annuity payout contract will affect your Guaranteed benefit bases just like any other withdrawal. See "How withdrawals are taken from your Total Account Value" earlier in this Section. Also, see the discussion of "Partial Annuitization" in "Tax Information" later in this Prospectus.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Series CP(R) contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix V later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Series CP(R) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the Credit that applies to any contribution made within the prior three years. Please see Appendix V later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay your Total account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

Annuity maturity date

Your contract has a maturity date. In general, the maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant if your contract has joint annuitants), unless you have elected otherwise. If you have a NQ contract with the GMIB and the owner is older than the annuitant, the maturity date is based on the age of the owner. The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date and with each quarterly statement until the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option, if you do not provide an election by the time of your contract maturity date.

If you have not funded the GMIB, you may either take a lump sum payment or select an annuity payout option on the maturity date. If you do not make an election at maturity, we will apply your Total account value to a life annuity with payments based on the greater of guaranteed or then current annuity purchase rates.

If you have funded the GMIB, the following applies on the maturity date:

..   For amounts allocated to your Investment account, you may select an annuity payout option or take a lump sum payment.

..   If you do not make an election for your Protected Benefit account value on your maturity date, we will apply the greater of the Protected Benefit account value to (a) and the GMIB benefit base to (b) below:

   (a)a fixed life annuity with payments based on the greater of the guaranteed or then current annuity purchase rates, or

   (b)a supplementary contract with annual payments equal to your GMIB benefit base applied to the applicable GMIB payout factor.

If you elect payments on a joint life basis, the joint life must be your spouse and the joint life GMIB payout factors will be reduced. See "Guaranteed minimum income benefit" in "Contract features and benefits." You may also elect to have your Protected Benefit account value paid to you in a lump sum or applied to an annuity payout option we are offering at the time.

For amounts allocated to your Investment account, you must select an annuity payout option or take a lump sum payment.

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, your spouse may elect to continue the contract as successor owner upon your death. Under certain circumstances, your surviving spouse may be substituted as annuitant as of the date of your death. If your surviving spouse becomes the annuitant, the maturity date of the contract may be changed based on the age of the new annuitant. For information about spousal continuation please see "Spousal continuation" later in this Prospectus.

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5. Charges and expenses

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Charges that AXA Equitable deducts

We deduct the following charges each day from the net assets of each variable investment option. Together, they make up the daily "contract fee." These charges are reflected in the unit values of each variable investment option:

..   An operations charge

..   An administration charge

..   A distribution charge

We deduct the following charges as described later in this section. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (if applicable).

..   On each contract date anniversary -- a charge for each optional benefit you elect: a Guaranteed minimum death benefit (other than the Return of Principal death benefit) and the Guaranteed minimum income benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

..   At the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. This does not mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

Separate account annual expenses

Operations charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, described below. In connection with the Protected Benefit account variable investment options, a portion of this charge compensates us for our costs in providing the Return of Principal death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.80%
   Series CP(R):               1.05%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Series CP(R) contracts, a portion of this charge also compensates us for any credits we apply to the contract. We expect to make a profit from this charge. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus.

Administration charge. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:       0.30%
   Series CP(R):   0.35%

Distribution charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:       0.20%
   Series CP(R):   0.25%

Account value charges

Annual administrative charge. We deduct an administrative charge from your Total account value on each contract date anniversary. We deduct the charge if your Total account value on the last business day of the contract year is less than $50,000. If your Total account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your Total account value. The charge is $30 for contract years three and later.

                             Charges and expenses

We will deduct this charge from your value in the Investment account variable investment options and the guaranteed interest option (see Appendix V later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from a Special DCA account. If those amounts are insufficient, we will deduct all or a portion of the charge from the Protected Benefit account variable investment options.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your Total account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable Guaranteed benefits except as noted under "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus.

Transfer charge

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from a dollar cost averaging program, our Systematic transfer program or our rebalancing program do not count toward your number of transfers in a contract year for the purposes of this charge.

Special service charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing the special service. Except for the duplicate contract charge, we will deduct from your account value any withdrawal charge that applies and the charge for the special service provided.

Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Duplicate contract charge. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

Check preparation charge. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge. We reserve the right to charge a maximum of $85.

Charge for third-party transfer or exchange. Currently, we are waiving the $65 charge for each third-party transfer or exchange; this waiver may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. We reserve the right to increase this charge to a maximum of $125. Please see Appendix V later in this Prospectus for variations in your state.

Withdrawal charge

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Series CP(R) contracts, a portion of this charge also compensates us for any credits we apply to the contract. For a discussion of the Credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Series CP(R) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a Credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

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                  Withdrawal charge as a % of contribution for each Contract Year
------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4   5   6   7      8    9     10
------------------------------------------------------------------------------------------------------------
Series B                                                     7%  7%  6%  6%  5%  3%  1%  0%/(1)/ --  --
------------------------------------------------------------------------------------------------------------
Series CP(R)                                                 8%  8%  7%  6%  5%  4%  3%  2%      1%  0%/(2)/
------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix V later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your Total account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. Any applicable withdrawal charge will be calculated on the portion of the withdrawal amount that is subject to withdrawal charges. The charge will be taken out of your Protected

                             Charges and expenses

Benefit account and your Investment account values based on the proportion of the withdrawal amount that is subject to the charge from the respective account values. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your Guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your Total account value. For more information, see "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge. In the first contract year, the free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. The free withdrawal amount does not apply if you surrender your contract except where required by law.

For contracts without a Guaranteed benefit. If you do not have a Guaranteed benefit with your contract, your free withdrawal amount is equal to 10% of your Investment account value at the beginning of the contract year.

For contracts with a Guaranteed minimum death benefit (other than the RMD Wealth Guard death benefit) and without GMIB. If you have a Guaranteed minimum death benefit with your contract, but did not elect the GMIB, your free withdrawal amount is equal to 10% of your Investment account value and 10% of your Protected Benefit account value at the beginning of the contract year. If you do not fund your Guaranteed minimum death benefit until after issue, there is no free withdrawal amount in connection with the Protected Benefit account value prior to the contract date anniversary following the date on which you funded your Guaranteed minimum death benefit. If you fund your Guaranteed minimum death benefit with a transfer, your free withdrawal amount from your Investment account value in that contract year will not be reduced by the amount of the transfer. If you fund the Guaranteed minimum death benefit after issue with a transfer of 100% of your Investment account value, you will not have a free withdrawal amount for the remainder of that contract year.

For contracts with GMIB. With respect to the Investment account, your free withdrawal amount is 10% of the Investment account value at the beginning of the contract year.

With respect to the Protected Benefit account, the free withdrawal amount is the GMIB benefit base as of the most recent contract date anniversary multiplied by the Annual Roll-up rate in effect on the first day of the contract year. The Deferral Roll-up rate is never used to determine the free withdrawal amount.

If you do not fund your GMIB until after issue, there is no free withdrawal amount in connection with the Protected Benefit account prior to the contract date anniversary following the date on which you funded your GMIB. If you fund your GMIB with a transfer, your free withdrawal amount from your Investment account in that contract year will not be reduced by the amount of the transfer. If you fund the GMIB after issue with a transfer of 100% of your Investment account value, you will not have a free withdrawal amount for the remainder of that contract year.

In general, the amount of any contribution or transfer into the Protected Benefit account and a contribution into the Investment account after the first day of the contract year will not be included in your free withdrawal amount for that contract year.

When a withdrawal is taken from both the Investment account and the Protected Benefit account, the free withdrawal amount is allocated based on the amounts withdrawn from each.

Withdrawal charges will not apply when the GMIB is exercised under the no lapse guarantee on the contract date anniversary following age 95.

For contracts with the RMD Wealth Guard death benefit. With respect to the Investment account, your free withdrawal amount is 10% of the Investment account value at the beginning of the contract year.

With respect to the Protected Benefit account, the free withdrawal amount is 10% of the Protected Benefit account value at the beginning of the contract year. Withdrawal charges do not apply to RMD Wealth Guard withdrawal amounts.

Disability, terminal illness, or confinement to nursing home. There are specific circumstances (described below) under which the withdrawal charge will not apply. At any time after the first contract date anniversary, you may submit a claim to have the withdrawal charge waived if you meet certain requirements. You are not eligible to make a claim prior to your first contract date anniversary. Also, your claim must be on the specific form we provide for this purpose.

The withdrawal charge does not apply if:

(i)We receive proof satisfactory to us (including certification by a licensed physician) that an owner (or older joint owner, if applicable) is unable to perform three of the following "activities of daily living":

   -- "Bathing" means washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   -- "Continence" means the ability to maintain control of bowel and bladder function; or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

   -- "Dressing" means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   -- "Eating" means feeding oneself by food into the body from a receptacle
      (such as a plate, cup or table) or by a feeding tube or intravenously.

   -- "Toileting" means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   -- "Transferring" means moving into or out of a bed, chair or wheelchair.

                             Charges and expenses

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less.

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

Guaranteed benefit charges

Return of Principal death benefit. There is no additional charge for this death benefit, but it must be elected with the Guaranteed minimum income benefit, which does charge a fee. The Return of Principal death benefit, like all of the guaranteed minimum death benefits, only applies to amounts you allocate to the Protected Benefit account variable investment options and not to the contract as a whole.

Highest Anniversary Value death benefit. If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your Protected Benefit account variable investment options on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the Highest Anniversary Value benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

RMD Wealth Guard death benefit. If you elect the RMD Wealth Guard death benefit, we will deduct a charge annually from your Protected Benefit account variable investment options on each contract date anniversary for which it is in effect. The current charge is equal to 0.60% (if you were age 20-64 on your contract date) or 1.00% (if you were age 65-68 on your contract date) of the RMD Wealth Guard death benefit base in effect each contract date anniversary. If you have this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit. We reserve the right to increase the charge for this benefit up to a maximum of 1.20% (if you were age 20-64 on your contract date) or 2.00% (if you were age 65-68 on your contract date). See, "Fee changes for the Guaranteed minimum income benefit, "Greater of" death benefit and RMD Wealth Guard death benefit" below for more information.

"Greater of" death benefit. If you elect this death benefit, we deduct a charge annually from your Protected Benefit account variable investment options on each contract date anniversary for which it is in effect. The current charge is equal to 1.15% of the "Greater of" death benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

We reserve the right to increase the charge for this benefit up to a maximum of 2.30%. See "Fee changes for the Guaranteed minimum income benefit and "Greater of" death benefit" below for more information.

Guaranteed minimum income benefit charge. If you elected the GMIB, we deduct a charge annually from your Protected Benefit account variable investment options on each contract date anniversary until such time that your Lifetime GMIB payments begin or you elect another annuity payout option, whichever occurs first. The current charge is equal to 1.15% of the GMIB benefit base in effect on each contract date anniversary. If you have this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit. We reserve the right to increase the charge for this benefit up to a maximum of 2.30%. See "Fee changes for the Guaranteed minimum income benefit and "Greater of" death benefit" below for more information.

                              -------------------

For the Highest Anniversary Value death benefit, "Greater of" death benefit, GMIB and RMD Wealth Guard death benefit, we will deduct each charge from your Protected Benefit account variable investment options on a pro rata basis. If those amounts are insufficient to pay the charge and you have no amounts in the Special DCA program designated for the Protected Benefit account variable investment options, your benefit will terminate without value and you will lose any applicable Guaranteed benefits except as noted under "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus. Your contract will also terminate if you do not have any Investment account value.

For the Highest Anniversary Value death benefit, the "Greater of" death benefit, the GMIB and RMD Wealth Guard death benefit, if any of the events listed below occur on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. The pro rata portion of the charge will be based on the fee that is in effect at the time the charge is assessed.

..   A death benefit is paid;

..   you surrender the contract to receive its cash value;

..   you annuitize your Protected Benefit account value;

..   you transfer 100% of your Protected Benefit account value to the Investment account (following the dropping of your Guaranteed benefits); or

..   you withdraw 100% of your Protected Benefit account value (following the dropping of your Guaranteed benefits).

                             Charges and expenses

Fee changes for the Guaranteed minimum income benefit, "Greater of" death benefit and RMD Wealth Guard death benefit

We may increase or decrease the charge for the Guaranteed minimum income benefit, "Greater of" death benefit and RMD Wealth Guard death benefit. You will be notified of a change in the charge at least 30 days in advance. The charge for each benefit may only change once in a 12 month period and will never exceed the maximum shown in the fee table. If you are within your first two contract years at the time we notify you of a revised charge, the revised charge will be effective the first day of the third contract year or at least 30 days following the notification date and will be assessed beginning on your third contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a revised charge, the revised charge will be effective 30 days after the notification date and will be assessed as of your next contract date anniversary that is at least 30 days after the fee change notification date and on all contract date anniversaries thereafter. A pro rated charge assessed during any contract year will be based on the charge in effect at that time. See "Guaranteed benefit charges" above for more information. You may not opt out of a fee change but you may drop the benefit if you notify us in writing within 30 days after a fee change is declared. The requirement that all withdrawal charges have expired will be waived. See "Dropping or changing your Guaranteed benefits" in "Contract features and benefits," as well as Appendix I for more information.

Exercise of the GMIB in the event of a GMIB fee increase. In the event we increase the charge for the GMIB, you may exercise the GMIB subject to the following rules. If you are within your first two contract years at the time we notify you of a GMIB fee increase, you may elect to exercise the GMIB during the 30 day period beginning on your second contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a GMIB fee increase, you may elect to exercise the GMIB during the 30 day period beginning on the date of the fee increase notification. Note that if you are within your first two contract years at the time we notify you of a GMIB fee increase, your opportunity to drop the benefit is the 30 day period following notification, not the 30 day period following your second contract date anniversary. We must receive your election to exercise the GMIB within the applicable 30 day GMIB exercise period. Any applicable GMIB exercise waiting period will be waived. Upon expiration of the 30 day exercise period, any contractual waiting period will resume. If your GMIB exercise waiting period has already elapsed when a fee increase is announced, you may exercise your GMIB during either (i) the 30 day GMIB exercise period provided by your contract or (ii) the 30 day exercise period provided by the fee increase. It is possible that these periods may overlap. For more information on your contract's GMIB exercise period and exercise rules, see "Exercise of GMIB" in "Contract features and benefits". This feature may not be available in all states. In addition, this feature may vary in your state. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus.

For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. For IRA contracts, the joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant's life). Your Lifetime GMIB payments are calculated by applying your GMIB benefit base (as of the date we receive your election in good order) less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. See "Exercise of Guaranteed minimum income benefit" under "Contract features and benefits" for additional information regarding GMIB exercise.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the "underlying Portfolios"). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

Group or sponsored arrangements

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable) or the daily contract charge, or change the minimum initial contribution requirements. We also may change the Guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. We may also change the crediting percentage that applies to contributions. Credits are subject to recovery under certain circumstances. See "Credits (for Series CP(R) contracts)" under "Contract features and benefits" earlier in this Prospectus. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements

                             Charges and expenses
for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

Other distribution arrangements

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             Charges and expenses

6. Payment of death benefit

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Your beneficiary and payment of benefit

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit in connection with your Investment account is equal to your Investment account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Series CP(R) contracts, the Investment account value used to determine the death benefit will first be reduced by the amount of any credits applied to contributions made during the one-year period prior to the owner's (or older joint owner's, if applicable) death.

The death benefit in connection with any amount in your Protected Benefit account is equal to your Protected Benefit account value or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit), as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require (date of claim). However, this is not the case if the beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Series CP(R) contracts, the Protected Benefit account value used to determine the death benefit will first be reduced by the amount of any credits applied to contributions made during the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. If you elected the RMD Wealth Guard death benefit, the RMD Wealth Guard death benefit base will be reduced on a dollar-for-dollar basis by any withdrawals taken between December 31 of the calendar year of the date of death and the date of claim. Payment of the death benefit terminates the contract.

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When we use the terms "owner" and "joint owner", we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable.
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Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

Effect of the owner's death

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   exercise the GMIB (if applicable), if the surviving spouse is age 85 or older at the time of your death;

                           Payment of death benefit

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If you elected the GMIB, and your surviving spouse is age 85 or older at the time of your death and wishes to exercise the GMIB, we must receive the exercise election within twelve months of your date of death. The annuity purchase factors that apply in calculating the GMIB payments to your surviving spouse differ from the annuity purchase factors that we generally use to calculate GMIB payments.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable Guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all Guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

Non-spousal joint owner contract continuation

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher. The surviving owner can elect to
(1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years and any GMIB and charge will be terminated; or
(4) continue the contract under the Beneficiary continuation option. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, any Guaranteed minimum death benefit and associated charge will be discontinued. Withdrawal charges, if applicable, will no longer apply, and no subsequent contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues under the "5-year rule", the death benefit is not payable and the Guaranteed minimum death benefit, if applicable, will continue without change. In general, the GMIB and charge will be discontinued. Withdrawal charges, if applicable, will continue to apply and no subsequent contributions will be permitted.

Spousal continuation

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract), may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges if applicable will apply if subsequent contributions are made.

..   For contracts with the Return of Principal death benefit, a surviving spouse age 80 or younger on the date of your death can continue the contract with the Return of Principal death benefit and can continue funding the Protected Benefit account through age 80.

   A surviving spouse age 81 or older on the date of your death can continue the contract but the Return of Principal death benefit amount will be frozen. This means that the Return of Principal death benefit base will no longer increase and will be subject to pro rata reduction for any subsequent withdrawals.

..   For contracts with the Highest Anniversary Value or "Greater of" death benefit, as applicable, the following applies:

   -- If the surviving spouse is age 65 or younger on the date of your death for contracts with the "Greater of" death benefit, and you were age 79 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the surviving spouse is age 75 or younger on the date of your death for contracts with the Highest Anniversary Value death benefit, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

                           Payment of death benefit

   -- If the surviving spouse is age 65 or younger on the date of your death for contracts with the "Greater of" death benefit and you were age 80 or older at death, we will reinstate the Guaranteed minimum death benefit under the contract. The benefit base (which had previously been frozen at age 80) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. The charge for the Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the surviving spouse is age 75 or younger for contracts with the Highest Anniversary Value death benefit and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit under the contract. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the "Greater of" death benefit continues, the Roll-up to age 80 benefit base reset, and any Deferral Roll-up amount or Annual Roll-up amount, as applicable, will be based on the surviving spouse's age.

   -- If the surviving spouse is age 76 or older on the date of your death, for contracts with the Highest Anniversary Value death benefit, that death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Highest Anniversary Value death benefit will be set to equal the amount of the Highest Anniversary Value benefit base on the date of your death. If your Total account value is higher than the Highest Anniversary Value benefit base on the date of your death, the Highest Anniversary Value benefit base will not be increased to equal your Total account value.

     . The Highest Anniversary Value death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Highest Anniversary Value death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the Total account value and the value of the Highest Anniversary death benefit.

   -- If the surviving spouse is age 66 or over on the date of your death, for contracts with the "Greater of" death benefit, that death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the "Greater of" death benefit will be set to equal the amount of the "Greater of" death benefit base on the date of your death. If your Total account value is higher than the "Greater of" death benefit base on the date of your death, the "Greater of" death benefit base will not be increased to equal your Total account value.

     . The "Greater of" death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     .   The charge for the "Greater of" death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the Total account value and the value of the Guaranteed minimum death benefit.

   -- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your Total account value is lower than the "Greater of" death benefit base on the date of your death, your Total account value will be increased to equal the "Greater of" death benefit base.

      Even though the "Greater of" death benefit is frozen, the surviving spouse can continue the contract with the Return of Principal death benefit and can continue funding the Protected Benefit account through age 80.

..   For contracts with the RMD Wealth Guard death benefit, the following applies:

   -- We will increase the Protected Benefit account value to equal RMD Wealth
      Guard death benefit base, if higher. This increase will be excluded from the total contributions portion of the calculation of any future RMD Wealth Guard Refund amount, if applicable.

   -- Withdrawal charges will not apply to the Protected Benefit account value at the time the surviving spouse elects to continue the contract, but they will apply to any contributions made by the surviving spouse after the owner's death.

   -- If the surviving spouse is age 68 or younger on the date of death, the RMD Wealth Guard death benefit continues. The applicable fee for the RMD Wealth Guard death benefit will be based on the surviving spouse's age at the time of the owner's death, and will be higher if the surviving spouse is age 65 or higher as of the date of death and the deceased owner was under age 65 when the contract was issued. The RMD Wealth Guard death benefit base will continue to grow (or, if the benefit base had been frozen upon the owner reaching age 85, resume growing) according to its terms until the contract date anniversary following the earlier of (i) the first RMD withdrawal from the Protected Benefit account and (ii) the date the surviving spouse reaches age 85. Any fees for the RMD Wealth Guard death benefit collected between the date of death and the date of claim will not be refunded.

   -- If age 68 or younger on the date of death, the surviving spouse can fund the RMD Wealth Guard death benefit base if the deceased contract owner had been eligible to fund it but did not do so, or increase the RMD Wealth Guard death benefit base, by contributing or transferring additional amounts to the Protected Benefit Account, subject to the restrictions on contributions and transfers to the Protected Benefit Account described in "Appendix VIII: Rule regarding contributions to your contract" later in this Prospectus and "Transferring your account value" in "Transferring your money among investment options" earlier in this Prospectus. Specifically, the restrictions on contributions and transfers

                           Payment of death benefit
      that apply to contract owners age 20-64 on their contract date also apply to a surviving spouse age 20-64 on the date of death, and the rules that apply to contract owners age 65-68 on their contract date also apply to a surviving spouse aged 65-68 on the date of death.

   -- If the surviving spouse is age 69 or older at the time of the owner's death, and the Protected Benefit account has value, the RMD Wealth Guard death benefit amount will be frozen. This means that the RMD Wealth Guard death benefit base will no longer increase and will be subject to pro rata reduction for any subsequent withdrawals, including RMD withdrawals. The charge for the RMD Wealth Guard death benefit will be discontinued and the RMD Wealth Guard Refund feature will no longer apply. If the Protected Benefit account has no value, the RMD Wealth Guard death benefit will terminate and the charge will be discontinued.

   -- A surviving spouse who does not wish to continue the RMD Wealth Guard death benefit can terminate the benefit by taking a full withdrawal of the Protected Benefit account or making a one-time transfer to the Investment account variable investment options and guaranteed interest option.

The GMIB may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Exercise rules" under ''Guaranteed minimum income benefit (''GMIB'')'' in ''Contract features and benefits'' earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed benefits continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   The withdrawal charge schedule, if applicable, remains in effect.

If you divorce, Spousal continuation does not apply.

Beneficiary continuation option

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional for further information. For a state-by-state description of all material variations of this contract, including information on the availability of the Beneficiary continuation option in your state, see Appendix V later in this Prospectus.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

Beneficiary continuation option for traditional IRA and Roth IRA contracts only. The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protected Benefit account value to equal the applicable death benefit if such death benefit is greater than such account value, adjusted for any subsequent withdrawals. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The "5-year rule" is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the Beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the Investment account variable investment options and the guaranteed interest option (subject to our rules) but no subsequent contributions will be permitted.

                           Payment of death benefit

..   The Protected Benefit account variable investment options will no longer be available and no value can be allocated to those investment options.

..   If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   The beneficiary may choose at any time to withdraw all or a portion of the
    Total account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

Beneficiary continuation option for NQ contracts only. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the Beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the Investment account variable investment options but no subsequent contributions will be permitted.

..   The Protected Benefit account variable investment options will no longer be available and no value can be allocated to those investment options.

..   If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

..   As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protected Benefit account value to equal the applicable death benefit if such death benefit is greater than such Protected Benefit account value adjusted for any subsequent withdrawals. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

..   No withdrawal charges, if applicable, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule, if applicable, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus, if applicable.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                           Payment of death benefit

7. Tax information

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Overview

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Retirement Cornerstone(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

FATCA

Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Contracts that fund a retirement arrangement

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to the various Guaranteed benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.

Transfers among investment options

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

Taxation of nonqualified annuities

Contributions

You may not deduct the amount of your contributions to a nonqualified annuity contract.

Contract earnings

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

                                Tax information

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

Annuity payments

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.

Annuitization under a Retirement Cornerstone(R) Series contract occurs when your interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies). Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

Annuity payments under the no lapse guarantee if you elected the GMIB

If the value of the Protected Benefit account falls to zero before the maturity date and the no lapse guarantee is still in effect, we will issue a supplementary contract as described earlier in this Prospectus in "Guaranteed minimum income benefit" under "Contract features and benefits". The payments under the no lapse guarantee will be treated as annuity payments. If you have no value remaining in the Investment account, the entire contract will be annuitized. If you have value remaining in the Investment account, the contract will be treated as partially annuitized as described below. Since the value of the Protected Benefit account has fallen to zero, all of the account value under the contract is allocated to the Investment account, and all of the basis or investment in the contract will remain with the Investment account. Since no investment in the contract is allocated to the stream of payments under the no lapse guarantee, all amounts will be fully taxable over your life.

Partial annuitization

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

Withdrawals made before annuity payments begin

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your Total account value less your total investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

                                Tax information

Taxation of Annual withdrawals prior to the beginning of Lifetime GMIB payments

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Annual withdrawal amounts received before the entire contract is annutized as described above under "Annuity Payments.")

1035 Exchanges

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

Surrenders

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

Death benefit payments made to a beneficiary after your death

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

Early distribution penalty tax

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method. We do not anticipate that GMIB Annual withdrawal amount payments made before age 59 1/2 will qualify for this exception.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

Investor control issues

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 70. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying Portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 70. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying Portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 70, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 70.

                                Tax information

Additional Tax on Net Investment Income

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

Individual retirement arrangements (IRAs)

General

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

Except as applicable to SEP-IRA Contracts (see "Simplified Employee Pension Plans (SEP Plans)" later in this section, we have not applied for opinion letters approving the respective forms of the traditional and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

Your right to cancel within a certain number of days

You can cancel either type of the Retirement Cornerstone(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel with a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs. Individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase the contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, Series CP(R) Retirement Cornerstone(R) Series contracts must be purchased through a direct transfer contribution or rollover contribution. Since the minimum initial contribution AXA Equitable requires to purchase the Retirement Cornerstone(R) Series B contract is $5,000, which is less than as the current maximum regular contribution you can make to an IRA for a taxable year, the Retirement Cornerstone(R) Series B contract may be purchased through a regular contribution as well as direct transfer or rollover contribution.

See "Simplified Employee Pension Plans (SEP Plans)" later in this section for contributions to a SEP-IRA Contract.

Regular contributions to traditional IRAs

Limits on contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally,

                                Tax information

$5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2017, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

Special rules for spouses. If you are married and file a joint Federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

Deductibility of contributions. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

Nondeductible regular contributions. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2017 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2"catch-up" contributions ($6,500 for 2017). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designated the year for which you are making the contribution.

Rollover and direct transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from "eligible retirement plans" other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an Inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

  You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

  You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

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All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

Spousal rollovers and divorce-related direct transfers

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions to traditional IRAs

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2,
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for further details.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

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A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" in "Traditional individual retirement annuities (traditional IRAs)" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

IRA distributions directly transferred to charity. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. You can direct AXA Equitable to make a distribution directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return.

Required minimum distributions

Background on Regulations -- Required Minimum Distributions. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, Guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

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What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary". Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Spousal continuation

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10 % of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

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Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment account or the Protected Benefit account. Because the penalty exception method does not permit additional contributions or payment changes to restore any benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated, or intend to allocate, amounts to the Protected Benefit account value after starting Substantially equal withdrawals.

Simplified Employee Pensions (SEPs)

An employer can establish a Simplified Employee Pension Plan (SEP plan) for its employees, and can make contributions to a contract for each eligible employee. A self-employed individual may be an employer for this purpose. A SEP-IRA contract is a form of traditional IRA contract, owned by the employee-annuitant who is a participant under the SEP plan and most of the rules which apply to traditional IRAs apply. See the discussion above under "Traditional individual retirement annuities (traditional IRAs)."

A major difference is the amount of permissible contributions. An employer can annually contribute an amount for an employee up to the lesser of 25% of eligible compensation or $40,000 ($54,000 after cost-of-living adjustment for 2017). This amount may be further adjusted for cost-of-living changes in future years. Rules similar to the federal tax rules governing qualified plans apply to which employees must be covered and calculation of employer contributions under a SEP plan.

Employers must rely on their own tax and legal advisors regarding the establishment and operation of their SEP plans. An employer sponsoring a SEP plan should discuss with its tax advisor the requirements under the SEP plan to make contributions for its employees and should consider the availability of other funding vehicles for the SEP plan, given the limits on the amount and timing of contributions under the Retirement Cornerstone(R) Series SEP-IRA contract.

Participating employees who are considering the purchase of a Retirement Cornerstone(R) Series SEP-IRA contract through a sponsoring employer's SEP plan contributions should discuss with their employers and their tax advisors that the Retirement Cornerstone(R) Series SEP-IRA contract is not a model traditional IRA established on an IRS form. However, AXA Equitable has applied for, and received an opinion letter from the IRS that the Retirement Cornerstone(R) Series SEP-IRA contract is acceptable as to form as an IRA and therefore, it may be used in connection with an employer's SEP plan established using an IRS Form 5305-SEP.

AXA Equitable requires a minimum contribution to purchase a SEP-IRA contract in Series CP which may be larger than the employer contribution with respect to compensation for an employee. In such a case the contract would have to be purchased through a direct transfer from another traditional IRA or through a rollover from another eligible retirement plan, or some combination of contributions permissible under the SEP plan, Code and SEP-IRA contract terms.

Under federal income tax rules employees participating in an employer's SEP plan are not prohibited from making traditional IRA contributions with respect to the employee's compensation to the same traditional IRA which is being funded through employer contributions under the SEP plan. Please note that the terms of the Retirement Cornerstone(R) Series SEP-IRA contract do not permit the Retirement Cornerstone(R) Series SEP-IRA contract owner to make traditional IRA contributions at the same time as the employer sponsoring the SEP plan is making employer contributions to the Retirement Cornerstone(R) Series SEP-IRA contract. However, if the Retirement Cornerstone(R) Series SEP-IRA contract owner requests in writing supported by appropriate documentation that either
(i) the sponsoring employer has terminated the SEP plan or (ii) the Retirement Cornerstone(R) Series SEP-IRA contract owner has separated from service with the sponsoring employer, we will remove the "SEP-IRA" designation from the contract on our records and merely retain the "traditional IRA" designation. No fees or charges will be imposed on any such change of designation. Thereafter, we will no longer accept employer contributions. If the IRA contract owner is eligible to make contributions, we will accept traditional IRA regular contributions described earlier in this section under "Traditional individual retirement annuities (traditional IRAs)."

Please also note, if the sponsoring employer's plan is a "Salary Reduction Simplified Employee Pension Plan" or "SARSEP" established before 1997 that the Retirement Cornerstone(R) Series SEP-IRA contract does not accept salary reduction contributions.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Retirement Cornerstone(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs. Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

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..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Retirement Cornerstone(R) Series CP(R) Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

Regular contributions to Roth IRAs

Limits on regular contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2017, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach age 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

When you can make contributions.

Same as traditional IRAs.

Deductibility of contributions.

Roth IRA contributions are not tax deductible.

Rollovers and direct transfer contributions to Roth IRAs

What is the difference between rollover and direct transfer transactions? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, a 403(b) plan or a governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully

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taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

Withdrawals, payments and transfers of funds out of Roth IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

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Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions to Roth IRAs

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

Federal and state income tax withholding and information reporting

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of

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federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

Special rules for contracts funding qualified plans

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

Mandatory withholding from qualified plan distributions

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

Impact of taxes to AXA Equitable

The contracts provide that we may charge Separate Account No. 70 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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About Separate Account No. 70

Each variable investment option is a subaccount of Separate Account No. 70. We established Separate Account No. 70 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 70 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 70 that represent our investments in Separate Account No. 70 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 70 assets in any investment permitted by applicable law. The results of Separate Account
No. 70's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 70. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 70 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 70. Although Separate Account No. 70 is registered, the SEC does not monitor the activity of Separate Account No. 70 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 70 invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 70, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 70 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 70 or a variable investment option directly);

(5)to deregister Separate Account No. 70 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 70;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions or transfers into any of the variable investment options; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 70, you will be notified of such exercise, as required by law.

About the Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any Guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such Guaranteed benefits. The general obligations and any Guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings

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are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Series CP(R) contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

About other methods of payment

Wire transmittals and electronic transactions

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.

Automatic investment program

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as a subsequent contribution into a contract on a monthly or quarterly basis. AIP is available for NQ, traditional IRA and Roth IRA contracts. AIP is not available for SEP-IRA, QP or Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) contracts.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP subsequent contributions may be allocated to any of the variable investment options, but not to a Special DCA program. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month. For contracts with a Guaranteed benefit, AIP contributions with allocations to the Protected Benefit account variable investment options will be allocated to corresponding Investment account variable investment options that invest in the same Portfolios after the date the first withdrawal is taken from the Protected Benefit account.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

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..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

Contributions, Credits and transfers

..   Contributions (and Credits, for Series CP(R) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and Credits, for Series CP(R) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

About your voting rights

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Separate Account No. 70 voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Cybersecurity

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Total account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate

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account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.

Misstatement of age

If the age of any person upon whose life or age a benefit provided under a Guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that Guaranteed benefit at the correct age, (i) the benefit will be rescinded; (ii) any charges that were deducted for the benefit will be refunded and applied to the Total account value of the contract, and
(iii) only the death benefit provided by amounts allocated to the Investment account will apply.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 70, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

Financial statements

The financial statements of Separate Account No. 70, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

Transfers of ownership, collateral assignments, loans and borrowing

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office.

We may refuse to process a change of ownership of an NQ contract to an entity without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

Any Guaranteed benefit in effect will generally terminate if you change ownership of the contract. A Guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. It will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; it will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

For a state-by-state description of all material variations of this contract, including information regarding the termination of benefits under your contract, see Appendix V later in this Prospectus.

In general, you cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your Total account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, a collateral assignment will terminate your optional benefits. All withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

                               More information

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

About Custodial IRAs

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

How divorce may affect your Guaranteed benefits

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a Guaranteed benefit, we will not divide the benefit base(s) used to calculate the benefits as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the Protected Benefit account to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract even if the withdrawal is made to fund an AXA Equitable contract owned by your ex-spouse. This means that your Guaranteed benefit will be reduced and a withdrawal charge may apply.

Distribution of the contracts

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 70. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors, AXA Advisors, or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contracts and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA Advisors Compensation.

AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors (''contribution-based compensation''). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the Total account value of the contract sold (''asset-based compensation''). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

                               More information

Differential compensation. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of the FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category. For more information, contact your financial professional.

AXA Distributors Compensation.

AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the contract's Total account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

Additional payments by AXA Distributors to Selling broker-dealers.

AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products such as the Retirement Cornerstone(R) Series contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. The Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively, including the one described in this Prospectus.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2016) received additional payments. These additional payments ranged from $1,472.14 to $5,557,015.32. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling

                               More information
broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
AXIO
BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUNA Brokerage Services
Cuso Financial Services, L.P.
Farmer's Financial Solution
First Allied Securities Inc.
First Tennessee Brokerage Inc.
Girard Securities, Inc.
Gradient Securities, LLC
H.D. Vest Investment Securities, Inc.
Harbour Investments
Hilltop Securities
Independent Financial Group, LLC
Investors Capital Corporation
Janney Montgomery Scott LLC
Kestra Investments, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC
Legend Equities
Lincoln Financial Advisors Corp.
Lincoln Financial Services Corp
Lincoln Investment Planning
LPL Financial Corporation
Lucia Securities, LLC
Merrill Lynch Life Agency, Inc.
MetLife Securities, Inc.
Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.
National Planning Corporation
Parkland Securities, LLC (part of Sigma)
PlanMember
PNC Investments
Primerica Financial Services
Questar Capital Corporation
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
SIGMA Financial Corporation
Signator Investors, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
The Advisor Group
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Valmark Securities, Inc.
Voya Financial Advisors
VSR Financial Services Inc.
Wells Fargo Wealth Brokerage Insurance Agency

                               More information

Appendix I: Dropping or changing your Guaranteed benefits

--------------------------------------------------------------------------------

Pre-Funding Drop or Change

The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) prior to the funding of your Protected Benefit account. In general, you can drop your GMIB and change your Guaranteed minimum death benefit. However, in general, your Guaranteed minimum death benefit cannot be dropped or changed without first dropping your GMIB. You may drop the "Greater of" death benefit without dropping the GMIB only if we exercise our contractual right to change the fee for the "Greater of" death benefit without a change to the fee for GMIB. All requests to drop or change a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose.

-----------------------------------------------------------------------------------------------------------------------------
 Guaranteed benefit
 Combination                   Pre-Funding Drop of:               Your Option(s) or Result     Following the Drop or Change
-----------------------------------------------------------------------------------------------------------------------------
..   GMIB                       GMIB                             .   You can change your death  .   You can drop the Highest
..   Return of Principal death                                       benefit to the Highest         Anniversary Value death
    benefit                                                         Anniversary Value death        benefit, either
                                                                    benefit. If you do not         pre-funding or
                                                                    make this change, the          post-funding.
                                                                    Return of Principal death  .   You can drop the Return
                                                                    benefit will remain.           of Principal death
                                                                                                   benefit post-funding only.
-----------------------------------------------------------------------------------------------------------------------------

..   GMIB                       GMIB                             .   You can keep your Highest  .   You can drop the Highest
..   Highest Anniversary Value                                       Anniversary Value death        Anniversary Value death
    death benefit                                                   benefit.                       benefit, either
                                                                            -or-                   pre-funding or
                                                                .   You can change your death      post-funding.
                                                                    benefit to the Return of   .   You can drop the Return
                                                                    Principal death benefit.       of Principal death
                                                                                                   benefit post-funding only.
-----------------------------------------------------------------------------------------------------------------------------

..   GMIB                       Both benefits                    .   The Return of Principal    .   You can drop the Return
..   Highest Anniversary Value                                       death benefit will             of Principal death
    death benefit                                                   automatically become your      benefit post-funding only.
                                                                    new Guaranteed minimum
                                                                    death benefit.
-----------------------------------------------------------------------------------------------------------------------------

..   GMIB                       GMIB                             .   By dropping your GMIB,     .   You can drop the Highest
..   "Greater of" death benefit                                      you are no longer              Anniversary Value death
                                                                    eligible to elect the          benefit, either
                                                                    "Greater of" death             pre-funding or
                                                                    benefit.                       post-funding.
                                                                .   You can change your death  .   You can drop the Return
                                                                    benefit to the Highest         of Principal death
                                                                    Anniversary Value death        benefit post-funding only.
                                                                    benefit. If you do not
                                                                    make this change, the
                                                                    Return of Principal death
                                                                    benefit will
                                                                    automatically become your
                                                                    new Guaranteed minimum
                                                                    death benefit.
-----------------------------------------------------------------------------------------------------------------------------

..   GMIB                       Both benefits                    .   You can change your death  .   You can drop the Highest
..   "Greater of" death benefit                                      benefit to the Highest         Anniversary Value death
                                                                    Anniversary Value death        benefit, either
                                                                    benefit. If you do not         pre-funding or post-
                                                                    make this change, the          funding.
                                                                    Return of Principal death  .   You can drop the Return
                                                                    benefit will                   of Principal death
                                                                    automatically become your      benefit post-funding only.
                                                                    new Guaranteed minimum
                                                                    death benefit.
-----------------------------------------------------------------------------------------------------------------------------

..   GMIB                       "Greater of" death benefit/(1)/  .   You can change your death  .   You can drop the Highest
..   "Greater of" death benefit                                      benefit to the Highest         Anniversary Value death
                                                                    Anniversary Value death        benefit, either
                                                                    benefit. If you do not         pre-funding or post-
                                                                    make this change, the          funding.
                                                                    Return of Principal death  .   You can drop the Return
                                                                    benefit will                   of Principal death
                                                                    automatically become your      benefit post-funding only.
                                                                    new Guaranteed minimum
                                                                    death benefit.
-----------------------------------------------------------------------------------------------------------------------------

           Appendix I: Dropping or changing your Guaranteed benefits

----------------------------------------------------------------------------------------------------------------------------
 Guaranteed benefit
 Combination                  Pre-Funding Drop of:             Your Option(s) or Result       Following the Drop or Change
----------------------------------------------------------------------------------------------------------------------------
..  Highest Anniversary Value  Highest Anniversary Value        .   The Return of Principal    .   You can drop the Return
   death benefit              death benefit                        death benefit will             of Principal death
                                                                   automatically become your      benefit post-funding only.
                                                                   new Guaranteed minimum
                                                                   death benefit.
----------------------------------------------------------------------------------------------------------------------------

..  Return of Principal death  Not Applicable: The Return of
   benefit                    Principal death benefit cannot
                              be dropped prior to funding the
                              Protected Benefit account
----------------------------------------------------------------------------------------------------------------------------

RMD Wealth Guard death        RMD Wealth Guard death           .   You may elect the Return   .   You can drop the Return
   benefit                    benefit                              of Principal death             of Principal death
                                                                   benefit or Highest             benefit post- funding
                                                                   Anniversary Value death        only.
                                                                   benefit.                   .   You can drop the Highest
                                                                                                  Anniversary Value death
                                                                                                  benefit either
                                                                                                  pre-funding or
                                                                                                  post-funding.
----------------------------------------------------------------------------------------------------------------------------

(1)You may drop the "Greater of" death benefit without dropping the GMIB only if we exercise our contractual right to change the fee for the "Greater of" death benefit without a change to the fee for the GMIB. We must receive your request to drop the "Greater of" death benefit within 30 days of the fee change notification.

Post-Funding Drop

The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) after you have funded your Protected Benefit account. In general, you can drop both your GMIB and Guaranteed minimum death benefit or, in some cases, drop your GMIB and retain your Guaranteed minimum death benefit. However, in general, your Guaranteed minimum death benefit cannot be dropped without first dropping your GMIB. You may drop the "Greater of" death benefit without dropping the GMIB only if we exercise our contractual right to change the fee for the "Greater of" death benefit without a change to the fee for the GMIB. All requests to drop a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose. Please see "Dropping or changing your Guaranteed benefits" in "Contract features and benefits" for information on when you are eligible to drop your Guaranteed benefits after having funded your Protected Benefit account.

------------------------------------------------------------------------------------------------------------------------
 Guaranteed benefit
 Combination                  Post-Funding Drop of:/(1)/    Your Option(s) or Result          Following the Drop
------------------------------------------------------------------------------------------------------------------------
..  GMIB                            GMIB                   .   The Return of Principal    .   You can drop the Return
..  Return of Principal death                                  death benefit will remain      of Principal death
   benefit                                                    in effect.                     benefit by notifying us
                                                                                             and taking a full
                                                                                             withdrawal of your
                                                                                             Protected Benefit account
                                                                                             value or making a
                                                                                             one-time transfer to the
                                                                                             Investment account
                                                                                             variable investment
                                                                                             options and the
                                                                                             guaranteed interest
                                                                                             option.
------------------------------------------------------------------------------------------------------------------------
..  GMIB                            Both benefits          .   Your Guaranteed benefits     Not Applicable.
..  Return of Principal death                                  will terminate by
   benefit                                                    notifying us and taking a
                                                              full withdrawal of your
                                                              Protected Benefit account
                                                              value or making a
                                                              one-time transfer to the
                                                              Investment account
                                                              variable investment
                                                              options and the
                                                              guaranteed interest
                                                              option.
------------------------------------------------------------------------------------------------------------------------
..  GMIB                            GMIB                   .   Your Highest Anniversary   .   You can drop the Highest
..  Highest Anniversary Value                                  Value death benefit            Anniversary Value death
   death benefit                                              remains in effect.             benefit by notifying us
                                                                                             and taking a full
                                                                                             withdrawal of your
                                                                                             Protected Benefit account
                                                                                             value or making a
                                                                                             one-time transfer to the
                                                                                             Investment account
                                                                                             variable investment
                                                                                             options and the
                                                                                             guaranteed interest
                                                                                             option.
------------------------------------------------------------------------------------------------------------------------

           Appendix I: Dropping or changing your Guaranteed benefits

------------------------------------------------------------------------------------------------------------------------------
 Guaranteed benefit
 Combination                   Post-Funding Drop of:/(1)/         Your Option(s) or Result          Following the Drop
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
..  GMIB                        Both benefits                    .   Your Guaranteed benefits     Not Applicable.
..  Highest Anniversary Value                                        will terminate by
   death benefit                                                    notifying us and taking a
                                                                    full withdrawal of your
                                                                    Protected Benefit account
                                                                    value or making a
                                                                    one-time transfer to the
                                                                    Investment account
                                                                    variable investment
                                                                    options and the
                                                                    guaranteed interest
                                                                    option.
------------------------------------------------------------------------------------------------------------------------------
..  GMIB                        GMIB                             .   By dropping your GMIB,     .   You can drop the Return
..  "Greater of" death benefit                                       you are no longer              of Principal death
                                                                    eligible to elect the          benefit at a later date.
                                                                    "Greater of" death
                                                                    benefit.
                                                                .   The Return of Principal
                                                                    death benefit will become
                                                                    your new Guaranteed
                                                                    minimum death benefit.
                                                                    The Return of Principal
                                                                    benefit base will equal
                                                                    all contributions and
                                                                    transfers to your
                                                                    Protected Benefit
                                                                    account, adjusted for
                                                                    withdrawals on a pro rata
                                                                    basis.
------------------------------------------------------------------------------------------------------------------------------
..  GMIB                                                         .   Your Guaranteed benefits     Not Applicable.
..  "Greater of" death benefit  Both benefits                        will terminate by
                                                                    notifying us and taking a
                                                                    full withdrawal of your
                                                                    Protected Benefit account
                                                                    value or making a
                                                                    one-time transfer to the
                                                                    Investment account
                                                                    variable investment
                                                                    options and the
                                                                    guaranteed interest
                                                                    option.
------------------------------------------------------------------------------------------------------------------------------
..  GMIB                                                         .   The Return of Principal    .   You can drop the Return
..  "Greater of" death benefit  "Greater of" death benefit/(2)/      death benefit will             of Principal death
                                                                    automatically become your      benefit at a later date.
                                                                    new Guaranteed minimum
                                                                    death benefit.
------------------------------------------------------------------------------------------------------------------------------
..  Highest Anniversary Value   Highest Anniversary Value        .   Your Guaranteed benefit      Not Applicable.
   death benefit               death benefit                        will terminate by
                                                                    notifying us and taking a
                                                                    full withdrawal of your
                                                                    Protected Benefit account
                                                                    value or making a
                                                                    one-time transfer to the
                                                                    Investment account
                                                                    variable investment
                                                                    options and the
                                                                    guaranteed interest
                                                                    option.
------------------------------------------------------------------------------------------------------------------------------
..  Return of Principal death   Return of Principal death        .   Your Guaranteed benefit      Not Applicable.
   benefit                     benefit                              will terminate by
                                                                    notifying us and taking a
                                                                    full withdrawal of your
                                                                    Protected Benefit account
                                                                    value or making a
                                                                    one-time transfer to the
                                                                    Investment account
                                                                    variable investment
                                                                    options and the
                                                                    guaranteed interest
                                                                    option.
------------------------------------------------------------------------------------------------------------------------------

           Appendix I: Dropping or changing your Guaranteed benefits

------------------------------------------------------------------------------------------------------------------
 Guaranteed benefit
 Combination             Post-Funding Drop of:/(1)/    Your Option(s) or Result          Following the Drop
------------------------------------------------------------------------------------------------------------------
RMD Wealth Guard death    RMD Wealth Guard death     .   Your Guaranteed benefit    .   Not applicable.
   benefit                benefit                        will terminate by
                                                         notifying us and taking a
                                                         full withdrawal of your
                                                         Protected Benefit account
                                                         or making a one-time
                                                         transfer to the
                                                         Investment account
                                                         variable investment
                                                         options and the
                                                         guaranteed interest
                                                         option.
                                                     .   Your death benefit will
                                                         be equal to the return of
                                                         your account value.
------------------------------------------------------------------------------------------------------------------

(1)When a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.
(2)You may drop the "Greater of" death benefit without dropping the GMIB only if we exercise our contractual right to change the fee for the "Greater of" death benefit without a change to the fee for the GMIB. We must receive your request to drop the "Greater of" death benefit within 30 days of the fee change notification.

           Appendix I: Dropping or changing your Guaranteed benefits

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of a Retirement Cornerstone(R) Series contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Retirement Cornerstone(R) Series QP contract or another annuity contract. Therefore, the plan trust should purchase a Retirement Cornerstone(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles. There are significant issues in the purchase of a Retirement Cornerstone(R) Series contract in a defined benefit plan.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to a Guaranteed benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QPDB contract has occurred, then any transfers of plan assets out of the QPDB contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QPDB contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QPDB contract is 80%. The total account value under a QPDB contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the Total account value under a QPDB contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

While the contract is owned by the plan trust, all payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions ("RMDs") must generally commence from the plan for annuitants after age 70 1/2, trustees should consider the following in connection with the GMIB:

..   whether RMDs the plan administrator must make under QP contracts would cause withdrawals to be treated as Excess withdrawals and reduce the value of the Guaranteed benefits;

..   that provisions in the Treasury Regulations on RMDs require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating RMDs. This could increase the amounts required to be distributed; and

..   that if the Protected Benefit account value goes to zero as provided under the contract, resulting payments will be made to the plan trust and that portion of the Retirement Cornerstone(R) Series contract may not be rollover eligible.

For QPDC contracts only: Withdrawals from your Protected Benefit account reduce your RMD Wealth Guard benefit base on a pro rata basis (including any applicable withdrawal charges), until the QPDC contract is converted to an IRA. You should not elect the RMD Wealth Guard death benefit under a QPDC contract unless you intend to convert to an IRA prior to taking RMDs.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

             Appendix II: Purchase considerations for QP contracts

Appendix III: Guaranteed benefit base examples

--------------------------------------------------------------------------------

Assuming $100,000 is invested in the Protected Benefit investment options, with no additional contributions, no transfers and no withdrawals, the Guaranteed minimum death benefit base and Guaranteed minimum income benefit base for an owner age 60 would be calculated as follows:

----------------------------------------------------------------------------------------------------------------

                                                                                                    Guaranteed
                                                                                                     minimum
                                          Guaranteed Minimum Death Benefit                        income benefit
                                          --------------------------------                        --------------

                                                       Highest
                                                     Anniversary
          Protected                                   Value to      Roll-up to
End of     Benefit   Return of       RMD Wealth        age 85         age 80       ''Greater
Contract   Account   Principal      Guard death        benefit       benefit      of'' benefit     GMIB benefit
 Year       Value   benefit base    benefit base        base           base           base             base
----------------------------------------------------------------------------------------------------------------
   1      $103,000    $100,000/(1)/   $103,000/(2)/  $103,000/(4)/  $104,000        $104,000/(7)/    $104,000
----------------------------------------------------------------------------------------------------------------
   2      $107,120    $100,000/(1)/   $107,120/(2)/  $107,120/(4)/  $108,160        $108,160/(7)/    $108,160
----------------------------------------------------------------------------------------------------------------
   3      $113,547    $100,000/(1)/   $113,547/(2)/  $113,547/(4)/  $113,547/(6)/   $113,547/(7)/    $113,547
----------------------------------------------------------------------------------------------------------------
   4      $120,360    $100,000/(1)/   $120,360/(2)/  $120,360/(4)/  $120,360/(6)/   $120,360/(7)/    $120,360
----------------------------------------------------------------------------------------------------------------
   5      $128,785    $100,000/(1)/   $128,785/(2)/  $128,785/(4)/  $128,785/(6)/   $128,785/(7)/    $128,785
----------------------------------------------------------------------------------------------------------------
   6      $126,210    $100,000/(1)/   $128,785/(3)/  $128,785/(5)/  $133,937        $133,937/(7)/    $133,937
----------------------------------------------------------------------------------------------------------------
   7      $128,734    $100,000/(1)/   $128,785/(3)/  $128,785/(5)/  $139,294        $139,294/(7)/    $139,294
----------------------------------------------------------------------------------------------------------------

Protected Benefit account value

The Protected Benefit account values for contract years 1 through 7 are based on hypothetical rates of return of 3.00%, 4.00%, 6.00%, 6.00%, 7.00%, (2.00)%, and 2.00%, respectively. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results.

For example, at the end of contract year 1, the Protected Benefit account value equals $103,000
Calculated as follows: $100,000 x (1+3.00%) = $103,000

Your applicable death benefit in connection with the Protected Benefit variable investment options is equal to the Protected Benefit account value or the Guaranteed minimum death benefit base, if greater.

Guaranteed Minimum Income Benefit

GMIB benefit base

The example assumes no withdrawals under the contract, therefore the Deferral Roll-up rate would apply. At the end of contract year 1, the GMIB benefit base is equal to the initial contribution to the Protected Benefit account, multiplied by [1+ the Deferral Roll-up rate of 4.00%]. For contract years 2, 6 and 7, the GMIB benefit base is equal to the previous year's GMIB benefit base multiplied by [1+ the Deferral Roll-up rate of 4.00%]. At the end of contract years 3 through 5, the GMIB benefit base is reset to the current Protected Benefit account value.

For example:

..   At the end of contract year 2, the GMIB benefit base equals $108,160
   Calculated as follows: $104,000 x (1+4.00%) = $108,160

..   At the end of contract year 4, the GMIB benefit base equals $120,360
   The GMIB benefit base is being 'reset' to equal the Protected Benefit account value of $120,360

Guaranteed Minimum Death Benefit

Return of Principal benefit base

(1)At the end of contract years 1 through 7, the Return of Principal death benefit base is equal to the initial contribution to the Protected Benefit account variable investment options.

                                     III-1

                Appendix III: Guaranteed benefit base examples

RMD Wealth Guard benefit base

(2)At the end of contract years 1 through 5, the RMD Wealth Guard death benefit base is equal to the current Protected Benefit account value.

For example:

  . At the end of contract year 2, the RMD Wealth Guard death benefit base equals the Protected Benefit account value of $107,120.

(3)At the end of contract years 6 and 7, the RMD Wealth Guard death benefit base is equal to the RMD Wealth Guard death benefit base at the end of the prior year since it is higher than the current Protected Benefit account value.

For example:

  . At the end of contract year 6, the RMD Wealth Guard death benefit base equals $128,785 or the RMD Wealth Guard death benefit base at the end of year 5.

Highest Anniversary Value benefit base

(4)At the end of contract years 1 through 5, the Highest Anniversary Value benefit base is equal to the current Protected Benefit account value.

For example:

  . At the end of contract year 2, the Highest Anniversary Value benefit base equals the Protected Benefit account value of $107,120

(5)At the end of contract years 6 and 7, the benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current Protected Benefit account value.

For example:

  . At the end of contract year 6, Highest Anniversary Value benefit base equals $128,785 or the Highest Anniversary Value benefit base at the end of year 5.

Roll-up to age 80 benefit base

The example assumes no withdrawals under the contract, therefore the Deferral Roll-up rate would apply. The Deferral Roll-up rate for the Roll-up to age 80 benefit base is assumed to be the Deferral Roll-up rate, which is 4.00%. At the end of contract year 1, the Roll-up to age 80 benefit base is equal to the initial contribution to the Protected Benefit account, multiplied by [1 + the Deferral Roll-up rate of 4.00%]. At the end of contract years 2, 6 and 7, the Roll-up to age 80 benefit base is equal to the previous year's Roll-up to age 80 benefit base, multiplied by [1 + the Deferral Roll-up rate of 4.00%]. At the end of contract years 3 through 5, the Roll-up to age 80 benefit base is reset to the current Protected Benefit account value.

For example:

  .   At the end of contract year 2, Roll-up to age 80 benefit base equals
      $108,160
       Calculated as follows: $104,000 x (1+4.00%) = $108,160

(6)At the end of contract year 4, the Roll-up to age 80 benefit base is reset to the current account value.

  .   At the end of contract year 4, Roll-up to age 80 benefit base equals
      $120,360
       The GMIB benefit base is being "reset" to equal the Protected Benefit account value of $120,360

"Greater of" Death benefit base

The "Greater of" death benefit base is the greater of (i) the Roll-up to age 80 benefit base, and (ii) the Highest Anniversary Value benefit base.

(7)At the end of contract years 1 through 7, the benefit base is based on the Roll-Up to age 80 benefit base.

For example:

  . At the end of contract year 6, Greater of Death Benefit Base equals the Roll-Up to age 80 benefit base of $133,937

                                     III-2

                Appendix III: Guaranteed benefit base examples

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account values (Investment account value and Protected Benefit account value), cash value and the values of the "Greater of" death benefit, the Guaranteed minimum income benefit ("GMIB"), and the Annual withdrawal amount, under certain hypothetical circumstances for the Retirement Cornerstone(R) Series contracts (Series B and Series CP(R)). The tables illustrate the operation of the contract based on a male, issue age 65, who makes a single $100,000 contribution and takes no withdrawals. Also, the tables illustrate that $60,000 is allocated to the Protected Benefit account variable investment options, and $40,000 is allocated to the Investment account variable investment options. The amounts shown are for the beginning of each contract year and assume that all of the account values are invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying Portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.6)% and 3.4% for the Series B Protected Benefit account variable investment options and (2.48)% and 3.52% for the Series B Investment account variable investment options; (2.95)% and 3.05% for the Series CP Protected Benefit account variable investment options and (2.83)% and 3.17%, for the Investment account variable investment options at the 0% and 6% gross annual rates, respectively.

These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your Protected Benefit account value annually for the "Greater of" death benefit and GMIB features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" death benefit charge, the GMIB charge, any applicable administrative charge and withdrawal charge. Please note that charges for the "Greater of" death benefit and GMIB are always deducted from the Protected Benefit account value.

The values shown under "Next Year's Annual withdrawal amount" for ages 70 through 95 reflect the Annual withdrawal amount available without reducing the "Greater of" death benefit base or GMIB benefit base. A "0" under the Protected Benefit account value column at age 95 indicates that the "Greater of" death benefit has terminated due to insufficient account value. However, the Lifetime GMIB payments under the GMIB have begun, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.49% for the Protected Benefit account variable investment options (for each Series) and of 0.60% for the Investment account variable investment options (for each Series), (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.56% for the Protected Benefit account variable investment options (for each Series) and 0.33% for the Investment account variable investment options (for each Series) and (3) 12b-1 fees equivalent to an effective annual rate of 0.25% for the Protected Benefit account variable investment options (for each Series) and 0.25% for the Investment account variable investment options (for each Series). These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the Protected Benefit account variable investment options and Investment account variable investment options, respectively. The actual rates associated with any contract will vary depending upon the actual allocation of the Total account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the prospectuses for the underlying portfolios. With these expense limitation arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    Appendix IV: Hypothetical illustrations

ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
BENEFITS

Variable Deferred Annuity
Retirement Cornerstone - Series B
$100,000 single contribution and no withdrawals
Male, issue age 65
Benefits:
   "Greater Of" Death Benefit
   Guaranteed Minimum Income benefit - Multi Year Lock

-----------------------------------------------------------------------------------------------------------

                                                              Protect        Guarantee
                                                              -------        ---------

                              Protected                                                      Next Year's
    Contract   Investment      Benefit                     "Greater of"    GMIB Benefit   Annual withdrawal
Age   Year   Account Value  Account Value Cash Value/(+)/  Death Benefit       Base            amount
-----------------------------------------------------------------------------------------------------------
               0%     6%      0%     6%     0%      6%      0%      6%      0%      6%      0%       6%
-----------------------------------------------------------------------------------------------------------
65      0    40,000  40,000 60,000 60,000 93,000   93,000  60,000  60,000  60,000  60,000       0         0
-----------------------------------------------------------------------------------------------------------
66      1    39,008  41,408 57,005 60,605 89,013   95,013  62,400  62,400  62,400  62,400   2,496     2,496
-----------------------------------------------------------------------------------------------------------
67      2    38,041  42,866 54,030 61,173 85,071   97,038  64,896  64,896  64,896  64,896   2,596     2,596
-----------------------------------------------------------------------------------------------------------
68      3    37,097  44,374 51,073 61,700 82,170  100,075  67,492  67,492  67,492  67,492   2,700     2,700
-----------------------------------------------------------------------------------------------------------
69      4    36,177  45,936 48,131 62,184 78,308  102,120  70,192  70,192  70,192  70,192   2,808     2,808
-----------------------------------------------------------------------------------------------------------
70      5    35,280  47,553 45,200 62,619 75,480  105,172  72,999  72,999  72,999  72,999   2,920     2,920
-----------------------------------------------------------------------------------------------------------
71      6    34,405  49,227 42,279 63,002 73,684  109,229  75,919  75,919  75,919  75,919   3,037     3,037
-----------------------------------------------------------------------------------------------------------
72      7    33,552  50,960 39,364 63,328 71,916  113,288  78,956  78,956  78,956  78,956   3,158     3,158
-----------------------------------------------------------------------------------------------------------
73      8    32,720  52,754 36,452 63,592 69,171  116,346  82,114  82,114  82,114  82,114   3,285     3,285
-----------------------------------------------------------------------------------------------------------
74      9    31,908  54,611 33,540 63,790 65,448  118,401  85,399  85,399  85,399  85,399   3,416     3,416
-----------------------------------------------------------------------------------------------------------
75     10    31,117  56,533 30,625 63,917 61,742  120,450  88,815  88,815  88,815  88,815   3,553     3,553
-----------------------------------------------------------------------------------------------------------
80     15    27,415  67,208 15,899 63,263 43,314  130,471 108,057 108,057 108,057 108,057   4,322     4,322
-----------------------------------------------------------------------------------------------------------
85     20    24,177  79,900  1,380 60,651 25,556  140,551 108,057 108,057 131,467 131,467   5,259     5,259
-----------------------------------------------------------------------------------------------------------
90     25    21,320  94,988      0 55,945 21,320  150,933       0 108,057       0 159,950 *$7,047     6,398
-----------------------------------------------------------------------------------------------------------
95     30    18,801 112,924      0 48,413 18,801  161,338       0 108,057       0 194,604   7,047 **$13,474
-----------------------------------------------------------------------------------------------------------

(+)The Cash Values shown are equal to the Total account value, less any applicable withdrawal charges.
*  Payments of $7,047 will continue as lifetime payments
** Payments of at least $13,474 will continue as lifetime payments

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Protection With Investment Performance Account Value, Investment Performance Account Value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                    Appendix IV: Hypothetical illustrations

ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
BENEFITS

Variable Deferred Annuity
Retirement Cornerstone - Series CP
$100,000 single contribution and no withdrawals
Male, issue age 65
Benefits:
   "Greater Of" Death Benefit
   Guaranteed Minimum Income benefit - Multi Year Lock

-----------------------------------------------------------------------------------------------------------

                                                              Protect        Guarantee
                                                              -------        ---------

                              Protected                                                      Next Year's
    Contract   Investment      Benefit                     "Greater of"    GMIB Benefit   Annual withdrawal
Age   Year   Account Value  Account Value Cash Value/(+)/  Death Benefit       Base            amount
-----------------------------------------------------------------------------------------------------------
               0%     6%      0%     6%     0%      6%      0%      6%      0%      6%      0%       6%
-----------------------------------------------------------------------------------------------------------
65      0    41,200  41,200 61,800 61,800 95,000   95,000  60,000  60,000  60,000  60,000       0         0
-----------------------------------------------------------------------------------------------------------
66      1    40,034  42,506 58,542 62,250 90,576   96,756  62,400  62,400  62,400  62,400   2,496     2,496
-----------------------------------------------------------------------------------------------------------
67      2    38,901  43,853 55,322 62,656 86,223   98,509  64,896  64,896  64,896  64,896   2,596     2,596
-----------------------------------------------------------------------------------------------------------
68      3    37,800  45,244 52,138 63,014 82,938  101,258  67,492  67,492  67,492  67,492   2,700     2,700
-----------------------------------------------------------------------------------------------------------
69      4    36,730  46,678 48,985 63,322 79,716  104,000  70,192  70,192  70,192  70,192   2,808     2,808
-----------------------------------------------------------------------------------------------------------
70      5    35,691  48,158 45,861 63,574 76,552  106,732  72,999  72,999  72,999  72,999   2,920     2,920
-----------------------------------------------------------------------------------------------------------
71      6    34,681  49,684 42,762 63,767 73,443  109,451  75,919  75,919  75,919  75,919   3,037     3,037
-----------------------------------------------------------------------------------------------------------
72      7    33,699  51,259 39,685 63,896 70,384  112,155  78,956  78,956  78,956  78,956   3,158     3,158
-----------------------------------------------------------------------------------------------------------
73      8    32,746  52,884 36,625 63,956 67,371  114,840  82,114  82,114  82,114  82,114   3,285     3,285
-----------------------------------------------------------------------------------------------------------
74      9    31,819  54,560 33,581 63,943 64,400  117,503  85,399  85,399  85,399  85,399   3,416     3,416
-----------------------------------------------------------------------------------------------------------
75     10    30,919  56,290 30,547 63,850 61,466  120,140  88,815  88,815  88,815  88,815   3,553     3,553
-----------------------------------------------------------------------------------------------------------
80     15    26,754  65,796 15,427 61,998 42,181  127,794 108,057 108,057 108,057 108,057   4,322     4,322
-----------------------------------------------------------------------------------------------------------
85     20    23,173  76,907    810 58,021 23,983  134,928 108,057 108,057 131,467 131,467   5,259     5,259
-----------------------------------------------------------------------------------------------------------
90     25    20,070  89,894      0 51,791 20,070  141,686       0 108,057       0 159,950 *$7,047     6,398
-----------------------------------------------------------------------------------------------------------
95     30    17,383 105,075      0 42,595 17,383  147,670       0 108,057       0 194,604   7,047 **$13,474
-----------------------------------------------------------------------------------------------------------

(+)The Cash Values shown are equal to the Total account value, less any applicable withdrawal charges.
*  Payments of $7,047 will continue as lifetime payments
** Payments of at least $13,474 will continue as lifetime payments

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Protection With Investment Performance Account Value, Investment Performance Account Value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                    Appendix IV: Hypothetical illustrations

Appendix V: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Retirement Cornerstone(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

States where certain Retirement Cornerstone(R) Series contracts' features and/or benefits are not available or vary:

--------------------------------------------------------------------------------------
 State      Features and benefits                       Availability or variation
--------------------------------------------------------------------------------------
Alabama     See "Your right to cancel within a certain  If you reside in the state of
            number of days" in "Contract features       Alabama, you may cancel your
            and benefits"                               variable annuity contract and
                                                        return it to us within 15
                                                        days from the date you
                                                        received it. Your refund will
                                                        equal your account value
                                                        under the contract on the day
                                                        we receive notification to
                                                        cancel the contract.
--------------------------------------------------------------------------------------
California  See "We require that the following types    You are not required to use
            of communications be on specific forms      our forms when making a
            we provide for that purpose (and            transaction request. If a
            submitted in the manner that the forms      written request contains all
            specify)" in "Who is AXA Equitable" and     the information required to
            "Effect of Excess withdrawals" in           process the request, we will
            "Contract features and benefits"            honor it. Although you are
                                                        not required to use our
                                                        withdrawal request form, if
                                                        you do not specify whether we
                                                        should process a withdrawal
                                                        that results in an Excess
                                                        withdrawal, and the
                                                        transaction results in an
                                                        Excess withdrawal, we will
                                                        not process that request.

            See "Your right to cancel within a certain  If you reside in the state of
            number of days" in "Contract features       California and you are age 60
            and benefits"                               or older at the time the
                                                        contract is issued, you may
                                                        return your Retirement
                                                        Cornerstone(R) Series
                                                        contract within 30 days from
                                                        the date that you receive it
                                                        and receive a refund as
                                                        described below. This is also
                                                        referred to as the ''free
                                                        look'' period.

                                                        If you allocate your entire
                                                        initial contribution to the
                                                        EQ/Money Market variable
                                                        investment option (and/or
                                                        guaranteed interest option,
                                                        if available), the amount of
                                                        your refund will be equal to
                                                        your contribution, unless you
                                                        make a transfer, in which
                                                        case the amount of your
                                                        refund will be equal to your
                                                        Total account value on the
                                                        date we receive your request
                                                        to cancel at our processing
                                                        office. This amount could be
                                                        less than your initial
                                                        contribution. If you allocate
                                                        any portion of your initial
                                                        contribution to the variable
                                                        investment options (other
                                                        than the EQ/Money Market
                                                        variable investment option),
                                                        your refund will be equal to
                                                        your Total account value on
                                                        the date we receive your
                                                        request to cancel at our
                                                        processing office.

                                                        "Return of contribution" free
                                                        look treatment available
                                                        through certain selling
                                                        broker-dealers

                                                        Certain selling
                                                        broker-dealers offer an
                                                        allocation method designed to
                                                        preserve your right to a
                                                        return of your contributions
                                                        during the free look period.
                                                        At the time of application,
                                                        you will instruct your
                                                        financial professional as to
                                                        how your initial contribution
                                                        and any subsequent
                                                        contributions should be
                                                        treated for the purpose of
                                                        maintaining your free look
                                                        right under the contract.
                                                        Please consult your financial
                                                        professional to learn more
                                                        about the availability of
                                                        "return of contribution" free
                                                        look treatment.

                                                        If you choose "return of
                                                        contribution" free look
                                                        treatment of your contract,
                                                        we will allocate your entire
                                                        contribution and any
                                                        subsequent contributions made
                                                        during the 40-day period
                                                        following the contract date,
                                                        to the EQ/Money Market
                                                        investment option. In the
                                                        event you choose to exercise
                                                        your free look right under
                                                        the contract, you will
                                                        receive a refund equal to
                                                        your contributions.
--------------------------------------------------------------------------------------

                                      V-1

     Appendix V: State contract availability and/or variations of certain features and benefits

---------------------------------------------------------------------------------------
 State       Features and benefits                       Availability or variation
---------------------------------------------------------------------------------------
California                                               If you choose the "return of
(continued)                                              contribution" free look
                                                         treatment and your contract
                                                         is still in effect on the
                                                         40th day (or next Business
                                                         Day) following the contract
                                                         date, we will automatically
                                                         reallocate your account value
                                                         to the investment options
                                                         chosen on your application.
                                                         Any transfers made prior to
                                                         the expiration of the 30-day
                                                         free look will terminate your
                                                         right to "return of
                                                         contribution" treatment in
                                                         the event you choose to
                                                         exercise your free look right
                                                         under the contract. Any
                                                         transfer made prior to the
                                                         40th day following the
                                                         contract date will cancel the
                                                         automatic reallocation on the
                                                         40th day (or next business
                                                         day) following the contract
                                                         date described above. If you
                                                         do not want AXA Equitable to
                                                         perform this scheduled
                                                         one-time re-allocation, you
                                                         must call one of our customer
                                                         service representatives at 1
                                                         (800) 789-7771 before the
                                                         40th day following the
                                                         contract date to cancel.
                                                         If you choose the "return of
                                                         contribution" free look
                                                         treatment, you may not elect
                                                         a Special dollar cost
                                                         averaging program either at
                                                         issue or any time in the
                                                         first 40 days after issue.

             See "Disability, terminal illness, or       The withdrawal charge waivers
             confinement to a nursing home'' under       for items (i), (ii) and (iii)
             "Withdrawal charge" in "Charges and         under "Disability, terminal
             expenses"                                   illness, or confinement to
                                                         nursing home." do not apply
                                                         and are replaced with the
                                                         following:
                                                         (i)We receive proof
                                                            satisfactory to us
                                                            (including certification
                                                            by a licensed physician)
                                                            that an owner (or older
                                                            joint owner, if
                                                            applicable) suffers from
                                                            impairment of cognitive
                                                            ability, meaning a
                                                            deterioration or loss of
                                                            intellectual capacity due
                                                            to mental illness or
                                                            disease, including
                                                            Alzheimer's disease or
                                                            related illnesses, that
                                                            requires continual
                                                            supervision to protect
                                                            oneself or others.

                                                         (ii)We receive proof
                                                             satisfactory to us
                                                             (including certification
                                                             by a licensed physician)
                                                             that an owner's (or older
                                                             joint owner's, if
                                                             applicable) life
                                                             expectancy is 12 months
                                                             or less.
                                                         (iii)An owner (or older joint
                                                              owner, if applicable)
                                                              has been confined to a
                                                              nursing home as verified
                                                              by a licensed physician.
                                                              The definition of a
                                                              nursing home for this
                                                              purpose is as follows:
                                                              the owner (or older
                                                              joint owner, if
                                                              applicable) is
                                                              receiving, as prescribed
                                                              by a physician,
                                                              registered nurse, or
                                                              licensed social worker,
                                                              home care or
                                                              community-based services
                                                              (including adult day
                                                              care, personal care,
                                                              homemaker services,
                                                              hospice services or
                                                              respite care) or, is
                                                              confined in a skilled
                                                              nursing facility,
                                                              convalescent nursing
                                                              home, or extended care
                                                              facility, which shall
                                                              not be defined more
                                                              restrictively than as in
                                                              the Medicare program, or
                                                              is confined in a
                                                              residential care
                                                              facility or residential
                                                              care facility for the
                                                              elderly, as defined in
                                                              the Health and Safety
                                                              Code. Out-of-state
                                                              providers of services
                                                              shall be defined as
                                                              comparable in licensure
                                                              and staffing
                                                              requirements to
                                                              California providers.

             See ''Transfers of ownership, collateral    Guaranteed benefits do not
             assignments, loans and borrowing'' in       terminate upon a change of
             ''More Information''                        owner or absolute assignment
                                                         of the contract. Guaranteed
                                                         benefits will continue to be
                                                         based on the original
                                                         measuring life (i.e., owner,
                                                         older joint owner, annuitant,
                                                         older joint annuitant).
---------------------------------------------------------------------------------------
Colorado     See "Your right to cancel within a certain  If you reside in the state of
             number of days" in "Contract features       Colorado, you may cancel your
             and benefits"                               variable annuity contract and
                                                         return it to us within 15
                                                         days from the date you
                                                         received it. Your refund will
                                                         equal your account value
                                                         under the contract on the day
                                                         we receive notification to
                                                         cancel the contract.
---------------------------------------------------------------------------------------
Connecticut  See "Charge for each additional transfer    The charge for transfers does
             in excess of 12 transfers per contract      not apply.
             year" in "Fee table" and "Transfer
             charge" in "Charges and expenses"
---------------------------------------------------------------------------------------

     Appendix V: State contract availability and/or variations of certain features and benefits

---------------------------------------------------------------------------------------
 State       Features and benefits                       Availability or variation
---------------------------------------------------------------------------------------
Connecticut  See "Credit recovery" under "Credits and    The second and third bullets
(continued)  Earnings bonus (For Series CP(R) contracts  under "Credit recovery" do only)" in "Contract features and benefits"  not apply and are replaced by
             and "Your annuity payout options" in        the following:
             "Accessing your money"
                                                         .   If you start receiving
                                                             annuity payments within
                                                             three years of making any
                                                             contribution, we will not
                                                             recover the credit that
                                                             applies to any
                                                             contribution made within
                                                             the prior three years. As
                                                             a result, we will apply
                                                             the contract's cash
                                                             value, not the account
                                                             value, to the life
                                                             contingent annuity payout
                                                             regardless of how many
                                                             years have elapsed since
                                                             last contribution.
                                                         .   Credits applied to
                                                             contributions made within
                                                             one year of death of the
                                                             owner (or older joint
                                                             owner, if applicable)
                                                             will not be recovered.
                                                             However, any applicable
                                                             contract withdrawal
                                                             charges will continue to
                                                             apply to those
                                                             contributions. The 10%
                                                             free withdrawal amount
                                                             does not apply when
                                                             calculating the
                                                             withdrawal charges
                                                             applicable to the payment
                                                             of a death benefit.

             See "GMIB "no lapse guarantee"" under       The no-lapse guarantee will
             "Guaranteed minimum income benefit"         not terminate if your
             in "Contract features and benefits"         aggregate withdrawals from
                                                         your Protected Benefit
                                                         account in any contract year
                                                         following the contract year
                                                         in which you first fund your
                                                         Protected Benefit Account
                                                         exceed your Annual Withdrawal
                                                         Amount unless the excess
                                                         withdrawal drives your
                                                         account value to zero.

             See "Disruptive transfer activity" in       The ability to restrict
             "Transferring your money among              transfers due to market
             investment options"                         timing can only be determined
                                                         by the underlying fund
                                                         managers. AXA Equitable's
                                                         right to restrict transfers
                                                         due to market timing does not
                                                         apply.

             See "Transfer Charge" in "Charges and       The charge for excessive
             Expenses"                                   transfers does not apply.
                                                         The ability to reserve the
                                                         right to impose a limit on
                                                         the number of free transfers
                                                         does not apply.
             See "Withdrawal charge" in "Charges         No withdrawal charge will
             and expenses"                               apply to any contribution
                                                         received more than 12 months
                                                         prior to the date of death in
                                                         the event the owner dies and
                                                         the death benefit is payable.
                                                         For Series CP(R) contracts:
                                                         Since credits applied to
                                                         contributions cannot be
                                                         recovered, withdrawal charges
                                                         apply to amounts associated
                                                         with a credit.

             See "Disability, terminal illness, or       The withdrawal charge waiver
             confinement to a nursing home" under        under item (i) does not apply.
             "Withdrawal charge" in "Charges and
             expenses"

             See "Special service charges" in "Charges   The charge for third-party
             and Expenses"                               transfers or exchanges does
                                                         not apply.
                                                         The maximum charge for check
                                                         preparation is $9 per
                                                         occurrence.

             See "Misstatement of age" in "More          We will not deduct interest
             information"                                for any overpayments made by
                                                         us due to a misstatement of
                                                         age or sex. Any overpayments
                                                         will be deducted from future
                                                         payments.

             See "Transfers of ownership, collateral     Benefits terminate upon any
             assignments, loans and borrowing" in        change of owner who is the
             "More information"                          measuring life, unless the
                                                         change of ownership is due to
                                                         a divorce where the spouse is
                                                         awarded 100% of the account
                                                         value and chooses to continue
                                                         the contract in his or her
                                                         name and meets the age
                                                         requirements of the
                                                         applicable benefit on the
                                                         date the change in ownership
                                                         occurs.
                                                         Benefits do not terminate
                                                         upon assignment.
                                                         Your contract cannot be
                                                         assigned to an institutional
                                                         investor or settlement
                                                         company, either directly or
                                                         indirectly, nor may the
                                                         ownership be changed to an
                                                         institutional investor or
                                                         settlement company.
---------------------------------------------------------------------------------------

     Appendix V: State contract availability and/or variations of certain features and benefits

---------------------------------------------------------------------------------------
 State    Features and benefits                          Availability or variation
---------------------------------------------------------------------------------------
Delaware  See "Your right to cancel within a certain     If you reside in the state of
          number of days" in "Contract features          Delaware, at the time the
          and benefits"                                  contract was issued, you may
                                                         return your Retirement
                                                         Cornerstone (R) Series
                                                         replacement contract within
                                                         20 days from the date you
                                                         received it and receive a
                                                         full refund of your
                                                         contribution or cash value,
                                                         whichever is greater.

          See "Greater of death benefit" under           If the Guaranteed minimum
          "Guaranteed benefit charges" in                income benefit is elected or
          "Charges and expenses"                         if the Guaranteed minimum
                                                         income benefit is elected
                                                         with the Return of Principal
                                                         death benefit, Highest
                                                         Anniversary Value death
                                                         benefit, or "Greater of"
                                                         death benefit, the maximum
                                                         charge for each benefit is
                                                         1.65%. If the RMD Wealth
                                                         Guard death benefit is
                                                         elected the maximum charge is
                                                         1.40%.
---------------------------------------------------------------------------------------
Florida   See "How you can purchase and                  In the second paragraph of
          contribute to your contract" in "Contract      this section, item (ii)
          features and benefits"                         regarding the $2,500,000
                                                         limitation on contributions
                                                         is deleted. The remainder of
                                                         this section is unchanged.

          See "How you can purchase and                  We may not discontinue the
          contribute to your contract" in "Contract      acceptance of contributions.
          features and benefits"
          See "Credits (for Series CP(R) contracts)" in  If you elect to receive
          "Contract features and benefits"               annuity payments within five
                                                         years of the contract date,
                                                         we will recover the credit
                                                         that applies to any
                                                         contribution made in those
                                                         five years. If you elect to
                                                         receive annuity payments
                                                         after five years from the
                                                         contract date and within
                                                         three years of making any
                                                         contribution, we will recover
                                                         the credit that applies to
                                                         any contribution made within
                                                         the prior three years.

          See "When to expect payments" in               For any payment we defer for
          "Accessing your money"                         more than 30 days, we will
                                                         pay interest to that payment
                                                         based on an annual interest
                                                         rate that is equal to, or
                                                         greater than, the Moody's
                                                         Corporate Bond Yield Average
                                                         Monthly Corporate Rate.
          See "Selecting an annuity payout option"       The following sentence
          under "Your annuity payout options" in         replaces the first sentence
          "Accessing your money"                         of the second paragraph in
                                                         this section:

          See "Annuity maturity date" under "Your        Requests to start receiving
          annuity payout options" in "Accessing          annuity payments before the
          your money"                                    maturity date must be made in
                                                         writing at least 30 days
                                                         prior to the date annuity
                                                         payments are to begin.
          See "Special service charges" in "Charges      The charge for third-party
          and expenses"                                  transfer or exchange applies
                                                         to any transfer or exchange
                                                         of your contract, even if it
                                                         is to another contract issued
                                                         by AXA Equitable. We will not
                                                         impose a charge for
                                                         third-party transfers or
                                                         exchanges if the contract
                                                         owner is age 65 or older at
                                                         issue.
                                                         You can choose the date
                                                         annuity payments begin but it
                                                         may not be earlier than
                                                         twelve months from the
                                                         Retirement Cornerstone(R)
                                                         Series contract date.

          See "Your right to cancel within a certain     If you reside in the state of
          number of days" in "Contract features          Florida, you may cancel your
          and benefits"                                  variable annuity contract and
                                                         return it to us within 21
                                                         days from the date that you
                                                         receive it. You will receive
                                                         an unconditional refund equal
                                                         to the greater of the cash
                                                         surrender value provided in
                                                         the annuity contract, plus
                                                         any fees or charges deducted
                                                         from the contributions or
                                                         imposed under the contract,
                                                         or a refund of all
                                                         contributions paid.

          See "Transferring your account value" in       We may not require a minimum
          "Transferring your money among                 time period between transfers
          investment options"                            or establish a daily maximum
                                                         transfer limit.

          See "Check preparation charge" under           The maximum charge for check
          "Special service charges" in "Charges          preparation is $25.
          and expenses"

          See "Withdrawal charge" under                  If you are age 65 and older
          "Charges that AXA Equitable deducts" in        at the time your contract is
          "Charges and expenses"                         issued, the applicable
                                                         withdrawal charge will not
                                                         exceed 10% of the amount
                                                         withdrawn.

          See "Misstatement of age" in "More             After the second contract
          information"                                   date anniversary, Guaranteed
                                                         benefits may not be
                                                         terminated for misstatement
                                                         of age.
---------------------------------------------------------------------------------------

     Appendix V: State contract availability and/or variations of certain features and benefits

---------------------------------------------------------------------------------------
 State       Features and benefits                       Availability or variation
---------------------------------------------------------------------------------------
Florida      See "Transfers of ownership, collateral     Your Guaranteed benefits will
(continued)  assignments, loans and borrowing" in        terminate with all transfers
             "More information"                          of ownership, even with a
                                                         change of owner from a trust
                                                         to an individual, unless the
                                                         change of ownership is due to
                                                         a divorce where the spouse is
                                                         awarded 100% of the Total
                                                         account value, chooses to
                                                         continue the contract in his
                                                         or her name and meets the age
                                                         requirements of the
                                                         applicable rider on the date
                                                         the change in ownership
                                                         occurs.
---------------------------------------------------------------------------------------
Iowa         See "Your right to cancel within a certain  If you reside in the state of
             number of days" in "Contract features       Iowa, you may cancel your
             and benefits"                               variable annuity contract and
                                                         return it to us within 15
                                                         days from the date you
                                                         received it. Your refund will
                                                         equal your account value
                                                         under the contract on the day
                                                         we receive notification to
                                                         cancel the contract.
---------------------------------------------------------------------------------------
New York     See "Greater of" death benefit and RMD      The "Greater of" death
             Wealth Guard death benefit in               benefit and the RMD Wealth
             "Definitions of key terms", in              Guard death benefit are not
             "Guaranteed minimum death benefits"         available. The only
             and throughout this Prospectus.             Guaranteed minimum death
                                                         benefits that are available
                                                         are the Return of Principal
                                                         death benefit and the Highest
                                                         Anniversary Value death
                                                         benefit. Both of these death
                                                         benefits are available in
                                                         combination with the
                                                         Guaranteed minimum income
                                                         benefit. They are also
                                                         available without the
                                                         Guaranteed minimum income
                                                         benefit.

             See "Guaranteed interest option" under      For Series CP(R) contracts
             "What are your investment options under     only:
             the contract?" in "Contract features and    The Guaranteed interest
             benefits"                                   option is not available.

             See "Dollar cost averaging" in "Contract    For Series CP(R) contracts
             features and benefits"                      only:
                                                         Investment Simplifier is not
                                                         available.

             See "Credits" in "Contract features and     For Series CP(R) contracts
             benefits"                                   only:
                                                         If the owner (or older joint
                                                         owner, if applicable) dies
                                                         during the one-year period
                                                         following our receipt of a
                                                         contribution to which a
                                                         credit was applied, we will
                                                         recover all or a portion of
                                                         the amount of such Credit
                                                         from the account value, based
                                                         on the number of full months
                                                         that elapse between the time
                                                         we receive the contribution
                                                         and the owner's (or older
                                                         joint owner's, if applicable)
                                                         death, as follows:

                          Number of Months                Percentage of Credit
                          ----------------                --------------------
                                 0                                100%
                                 1                                100%
                                 2                                99%
                                 3                                98%
                                 4                                97%
                                 5                                96%
                                 6                                95%
                                 7                                94%
                                 8                                93%
                                 9                                92%
                                 10                               91%
                                 11                               90%
                                 12                               89%

                                          We will not recover the credit on
                                          subsequent contributions made within 3
                                          years prior to annuitization.

  See "GMIB Benefit base" under           For the GMIB, there are caps on the GMIB
  "Guaranteed minimum income benefit" in  benefit base, which are based on a
  "Contract features and benefits"        percentage of total contributions and
                                          transfers to the Protected Benefit account:

    Initial Funding Age               Cap Amount
    -------------------               ----------
    45-49                             350% on GMIB benefit base
    50+                               No Cap on GMIB benefit base
-----------------------------------------------------------------------

     Appendix V: State contract availability and/or variations of certain features and benefits

------------------------------------------------------------------------------------------------------------------------------------
                                                          Availability
 State        Features and benefits                       or variation
------------------------------------------------------------------------------------------------------------------------------------
New York                                                  The cap is determined by the age of the
(continued)                                               owner at the time of first funding of the
                                                          Protected Benefit account. If the Protected
                                                          Benefit account is funded at age 50 or
                                                          greater there is no cap. If the Protected
                                                          Benefit account is funded at ages 45 to 49,
                                                          the cap percentage is set to 350% and does
                                                          not change for the life of the contract,
                                                          unless there is a GMIB benefit base reset
                                                          at age 50 or greater. If there is a GMIB
                                                          benefit base reset at age 50 or greater,
                                                          there is no cap, regardless of the age of
                                                          the owner at first funding. If there is a
                                                          GMIB benefit base reset prior to age 50,
                                                          the GMIB benefit base will be capped at
                                                          350%, multiplied by the Protected Benefit
                                                          account value at time of the GMIB benefit
                                                          base reset, plus 350% of all contributions
                                                          and transfers made to the Protected Benefit
                                                          account after the reset. Neither a GMIB
                                                          benefit base reset nor withdrawals from
                                                          your Protected Benefit account will lower
                                                          the cap amount.

              See "75 Day rate lock-in" under             The Roll-up rate lock-in period is 90 days,
              "Guaranteed minimum income benefit" in      beginning on the date you signed client
              "Contract features and benefits"            replacement information authorization form.

              See "Withdrawals treated as surrenders"     We do not have the right to terminate the
              in "Accessing your money"                   contract if no contributions are made
                                                          during the last three contract years and
                                                          the cash value is less than $500.

              See "Your annuity payout options" in        Your choice of annuity payout options
              "Accessing your money"                      includes a straight life fixed income
                                                          annuity.

              See "The amount applied to purchase an      If a non-life contingent form of annuity is
              annuity payout option" in "Accessing        elected, the amount applied to an annuity
              your money"                                 benefit is the greater of the cash value or
                                                          95% of what the cash value would be if
                                                          there were no withdrawal charge applied;
                                                          however, the income provided will never be
                                                          less than that resulting from the Total
                                                          account value applied to the Table of
                                                          Guaranteed Annuity Payments.
              See "Selecting an annuity payout option"    For Series CP(R) contracts only:
              under "Your annuity payout option" in       The earliest date annuity payments may
              "Accessing your money"                      begin is 13 months from the issue date.

              See "Charges and expenses"                  Deductions for charges from the guaranteed
                                                          interest option and the Special DCA account
                                                          are not permitted.
                                                          The charge for third-party transfer or
                                                          exchange does not apply.
                                                          The check preparation charge does not apply.
              See "Disability, terminal illness, or       Item (i) is deleted and replaced with the
              confinement to a nursing home"              following: An owner (or older joint owner,
                                                          if applicable) has qualified to receive
                                                          Social Security disability benefits as
                                                          certified by the Social Security
                                                          Administration or meets the definition of a
                                                          total disability as specified in the
                                                          contract. To qualify, a re-certification
                                                          statement from a physician will be required
                                                          every 12 months from the date disability is
                                                          determined.

              See "Transfers of ownership, collateral     Collateral assignments are not limited to
              assignments, loans and borrowing" in        the period prior to the first contract date
              "More information"                          anniversary. You may assign all or a
                                                          portion of your NQ contract at any time,
                                                          pursuant to the terms described in this
                                                          Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
North Dakota  See "Your right to cancel within a certain  If you reside in the state of North Dakota
              number of days" in "Contract features       at the time the contract is issued, you may
              and benefits"                               return your Retirement Cornerstone(R)
                                                          Series contract within 20 days from the
                                                          date that you receive it and receive a full
                                                          refund of your contributions or cash value,
                                                          whichever is greater.

              See "Your beneficiary and payment of        Amounts allocated to the Guaranteed
              benefit" in "Payment of death benefit"      interest option will continue to earn
                                                          interest until the applicable death benefit
                                                          is paid. This means that your death benefit
                                                          (other than the applicable guaranteed
                                                          minimum death benefit) will be increased by
                                                          the amount of interest credited to any
                                                          assets in the Guaranteed interest option up
                                                          until the date on which we pay the death
                                                          benefit.
------------------------------------------------------------------------------------------------------------------------------------

     Appendix V: State contract availability and/or variations of certain features and benefits

------------------------------------------------------------------------------------------------------------------------------

                                                        Availability
                                                        or
 State       Features and benefits                      variation
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico  IRA and Roth IRA                           Available for direct rollovers from U.S.
                                                        source 401(a) plans and direct transfers
                                                        from the same type of U.S. source IRAs.

             SEP IRA contracts and QP (Defined          Not Available
             Benefit) contracts

             See "Purchase considerations for a         We do not offer contracts to charitable
             charitable remainder trust" under "Owner   remainder trusts in Puerto Rico.
             and annuitant requirements" in "Contract
             features and benefits"

             See "How you can make contributions" in    Specific requirements for purchasing QP
             "Contract features and benefits"           contracts in Puerto Rico are outlined
                                                        below in "Purchase considerations for QP
                                                        (Defined Contribution) contracts in
                                                        Puerto Rico".

             See "Guaranteed minimum income             Restrictions for the GMIB on a Puerto
             benefit" in "Contract features and         Rico QPDC contract are described below,
             benefits"                                  under "Purchase considerations for QP
                                                        (Defined Contribution) contracts in
                                                        Puerto Rico", and in your contract.

             See "Transfers of ownership, collateral    Transfers of ownership of QP contracts
             assignments, loans and borrowing" in       are governed by Puerto Rico law. Please
             "More information"                         consult your tax, legal or plan advisor
                                                        if you intend to transfer ownership of
                                                        your contract.

             "Purchase considerations for QP (Defined   Purchase considerations for QP (Defined
             Contribution) contracts in Puerto Rico"    Contribution) contracts in Puerto Rico:
             -- this section replaces "Appendix II:     Trustees who are considering the
             Purchase considerations for QP contracts"  purchase of a Retirement Cornerstone(R)
             in this Prospectus.                        Series QP contract in Puerto Rico should
                                                        discuss with their tax, legal and plan
                                                        advisors whether this is an appropriate
                                                        investment vehicle for the employer's
                                                        plan. Trustees should consider whether
                                                        the plan provisions permit the
                                                        investment of plan assets in the QP
                                                        contract, the Guaranteed minimum income
                                                        benefit, and the payment of death
                                                        benefits in accordance with the
                                                        requirements of Puerto Rico income tax
                                                        rules. The QP contract and this
                                                        Prospectus should be reviewed in full,
                                                        and the following factors, among others,
                                                        should be noted.

                                                        Limits on Contract Ownership
                                                        .   The QP contract is offered only as a
                                                            funding vehicle to qualified plan
                                                            trusts of single participant defined
                                                            contribution plans that are tax-
                                                            qualified under Puerto Rico law, not
                                                            United States law. The contract is
                                                            not available to US qualified plans
                                                            or to defined benefit plans
                                                            qualifying under Puerto Rico law.

                                                        .   The QP contract owner is the
                                                            qualified plan trust. The annuitant
                                                            under the contract is the
                                                            self-employed Puerto Rico resident,
                                                            who is the sole plan participant.

                                                        .   This product should not be purchased
                                                            if the self-employed individual
                                                            anticipates having additional
                                                            employees become eligible for the
                                                            plan. We will not allow additional
                                                            contracts to be issued for
                                                            participants other than the original
                                                            business owner.

                                                        .   If the business that sponsors the
                                                            plan adds another employee who
                                                            becomes eligible for the plan, no
                                                            further contributions may be made to
                                                            the contract. If the employer moves
                                                            the funds to another funding vehicle
                                                            that can accommodate more than one
                                                            employee, this move could result in
                                                            surrender charges, if applicable,
                                                            and the loss of guaranteed benefits
                                                            in the contract.

                                                        Limits on Contributions:
                                                        .   All contributions must be direct
                                                            transfers from other investments
                                                            within an existing qualified plan
                                                            trust.

                                                        .   Employer payroll contributions are
                                                            not accepted.
------------------------------------------------------------------------------------------------------------------------------

     Appendix V: State contract availability and/or variations of certain features and benefits

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Availability
 State           Features and benefits                       or variation
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico                                                  .   Only one additional transfer
(continued)                                                      contribution may be made per contract
                                                                 year.

                                                             .   Checks written on accounts held in the
                                                                 name of the employer instead of the
                                                                 plan or the trustee will not be
                                                                 accepted.

                                                             .   As mentioned above, if a new employee
                                                                 becomes eligible for the plan, the
                                                                 trustee will not be permitted to make
                                                                 any further contributions to the
                                                                 contract established for the original
                                                                 business owner.

                                                             Limits on Payments:
                                                             .   Loans are not available under the
                                                                 contract.

                                                             .   All payments are made to the plan trust
                                                                 as owner, even though the plan
                                                                 participant/annuitant is the ultimate
                                                                 recipient of the benefit payment.

                                                             .   AXA Equitable does no tax reporting or
                                                                 withholding of any kind. The plan
                                                                 administrator or trustee will be solely
                                                                 responsible for performing or providing
                                                                 for all such services.

                                                             .   AXA Equitable does not offer contracts
                                                                 that qualify as IRAs under Puerto Rico
                                                                 law. The plan trust will exercise the
                                                                 GMIB and must continue to hold the
                                                                 supplementary contract for the duration
                                                                 of the GMIB payments. The contract
                                                                 cannot be converted to an IRA.

                                                             Plan Termination:
                                                             .   If the plan participant terminates the
                                                                 business, and as a result wishes to
                                                                 terminate the plan, the trust would
                                                                 have to be kept in existence to receive
                                                                 payments. This could create expenses
                                                                 for the plan.

                                                             .   If the plan participant terminates the
                                                                 plan and the trust is dissolved, or if
                                                                 the plan trustee (which may or may not
                                                                 be the same as the plan participant) is
                                                                 unwilling to accept payment to the plan
                                                                 trust for any reason, AXA Equitable
                                                                 would have to change the contract from
                                                                 a Puerto Rico QP to NQ in order to make
                                                                 payments to the individual as the new
                                                                 owner. Depending on when this occurs,
                                                                 it could be a taxable distribution from
                                                                 the plan, with a potential tax of the
                                                                 entire account value of the contract.
                                                                 Puerto Rico income tax withholding and
                                                                 reporting by the plan trustee could
                                                                 apply to the distribution transaction.

                                                             .   If the plan trust is receiving GMIB
                                                                 payments and the trust is subsequently
                                                                 terminated, transforming the contract
                                                                 into an individually owned NQ contract,
                                                                 the trustee would be responsible for
                                                                 the applicable Puerto Rico income tax
                                                                 withholding and reporting on the
                                                                 present value of the remaining annuity
                                                                 payment stream.

                                                             .   AXA Equitable is a U.S. insurance
                                                                 company, therefore distributions under
                                                                 the NQ contract could be subject to
                                                                 United States taxation and withholding
                                                                 on a "taxable amount not determined"
                                                                 basis.

                                                             We require owners or beneficiaries of
                                                             annuity contracts in Puerto Rico which are
                                                             not individuals to document their status to
                                                             avoid 30% FATCA withholding from
                                                             U.S.-source income.
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island     See "Your right to cancel within a certain  If you reside in the state of Rhode Island,
                 number of days" in "Contract features       you may cancel your variable annuity
                 and benefits"                               contract and return it to us within 15 days
                                                             from the date you received it. Your refund
                                                             will equal your account value under the
                                                             contract on the day we receive notification
                                                             to cancel the contract.
-----------------------------------------------------------------------------------------------------------------------------------
Texas            See "Your right to cancel within a certain  If you reside in the state of Texas, you
                 number of days" in "Contract features       may cancel your variable annuity contract
                 and benefits"                               and return it to us within 15 days from the
                                                             date you received it. Your refund will
                                                             equal your account value under the contract
                                                             on the day we receive notification to
                                                             cancel the contract.
-----------------------------------------------------------------------------------------------------------------------------------
Washington D.C.  See "Your right to cancel within a certain  If you reside in the district of
                 number of days" in "Contract features       Washington, D.C., at the time the contract
                 and benefits"                               was issued, you may return your Retirement
                                                             Cornerstone(R) Series replacement contract
                                                             within 10 days from the date you received
                                                             it and receive a refund of your Total
                                                             account value under the contract on the day
                                                             we receive notification to cancel the
                                                             contract.
-----------------------------------------------------------------------------------------------------------------------------------

     Appendix V: State contract availability and/or variations of certain features and benefits

Appendix VI: Examples of Automatic payment plans

--------------------------------------------------------------------------------

The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in "Accessing your money" under "Automatic payment plans." The examples assume a $100,000 allocation to the Protected Benefit account variable investment options with assumed investment performance of 0%. (The last example assumes an allocation to the Investment account.) The examples show how the different automatic payment plans can be used without reducing your GMIB benefit base. The examples are based on the applicable Roll-up rate shown below and assumes that the GMIB benefit base does not reset. Also, the examples reflect the effect on both the GMIB benefit base and the Roll-up to age 80 benefit base (used in the calculation of the "Greater of" death benefit).

Maximum Payment Plan

Full Annual withdrawal amount payment

Under this payment plan, you will receive the Annual withdrawal amounts as scheduled payments. In this example, the "Withdrawal" column reflects the Annual withdrawal amounts for the years shown. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GMIB benefit base" by the "Annual Roll-up rate" in effect for each year.

--------------------------------------------------------------------------------
        Deferral
      Roll-up rate/
         Annual     Beginning of year GMIB            Percentage of GMIB benefit
Year  Roll-up rate       benefit base      Withdrawal       base withdrawn
--------------------------------------------------------------------------------
1       4.8%/(a)/          $100,000          $    0              0.0%
--------------------------------------------------------------------------------
2       4.3%/(a)/          $104,800          $    0              0.0%
--------------------------------------------------------------------------------
3       5.2%/(a)/          $109,306          $    0              0.0%
--------------------------------------------------------------------------------
4       5.4%/(a)/          $114,990          $    0              0.0%
--------------------------------------------------------------------------------
5       5.0%/(a)/          $121,200          $    0              0.0%
--------------------------------------------------------------------------------
6       4.7%/(b)/          $127,260          $5,981              4.7%
--------------------------------------------------------------------------------
7       5.2%/(b)/          $127,260          $6,618              5.2%
--------------------------------------------------------------------------------
8       5.4%/(b)/          $127,260          $6,872              5.4%
--------------------------------------------------------------------------------
9       6.0%/(b)/          $127,260          $7,636              6.0%
--------------------------------------------------------------------------------
10      7.3%/(b)/          $127,260          $9,290              7.3%
--------------------------------------------------------------------------------

(a)the Deferral Roll-up rate applies.
(b)the Annual Roll-up rate applies.

Customized Payment Plans

Guaranteed Minimum Percentage

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on withdrawal percentage that is fixed at the lowest guaranteed Deferral Roll-up rate or Annual Roll-up rate of 4.0%. In this example, amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GMIB benefit base" by 4.0%.

--------------------------------------------------------------------------------
        Deferral
      Roll-up rate/
         Annual     Beginning of year GMIB            Percentage of GMIB benefit
Year  Roll-up rate       benefit base      Withdrawal       base withdrawn
--------------------------------------------------------------------------------
 1      4.8%/(a)/          $100,000          $    0              0.0%
--------------------------------------------------------------------------------
 2      4.3%/(a)/          $104,800          $    0              0.0%
--------------------------------------------------------------------------------
 3      5.2%/(a)/          $109,306          $    0              0.0%
--------------------------------------------------------------------------------
 4      5.4%/(a)/          $114,990          $    0              0.0%
--------------------------------------------------------------------------------
 5      5.0%/(a)/          $121,200          $    0              0.0%
--------------------------------------------------------------------------------
 6      4.7%/(b)/          $127,260          $5,090              4.0%
--------------------------------------------------------------------------------
 7      5.2%/(b)/          $128,151          $5,126              4.0%
--------------------------------------------------------------------------------
 8      5.4%/(b)/          $129,688          $5,188              4.0%
--------------------------------------------------------------------------------

               Appendix VI: Examples of Automatic payment plans

--------------------------------------------------------------------------------
        Deferral
      Roll-up rate/
         Annual     Beginning of year GMIB            Percentage of GMIB benefit
Year  Roll-up rate       benefit base      Withdrawal       base withdrawn
--------------------------------------------------------------------------------
9       6.0%/(b)/          $131,504          $5,260              4.0%
--------------------------------------------------------------------------------
10      7.3%/(b)/          $134,134          $5,365              4.0%
--------------------------------------------------------------------------------

(a)the Deferral Roll-up rate applies.
(b)the Annual Roll-up rate applies.

Fixed Percentage below the Annual Roll-up Rate (1.0% below)

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a fixed percentage that is less than the applicable Annual Roll-up rate in effect for each contract year. In this example, the contract owner has requested that we pay scheduled payments that are 1.00% below the Annual Roll-up rate in effect for each year. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GMIB benefit base" by the "Percentage of GMIB benefit base withdrawn."

-----------------------------------------------------------------------------------
        Deferral
      Roll-up rate/
         Annual     Beginning of year GMIB               Percentage of GMIB benefit
Year  Roll-up rate       benefit base      Withdrawal          base withdrawn
-----------------------------------------------------------------------------------
1       4.8%/(a)/          $100,000            $    0                 0.0%
-----------------------------------------------------------------------------------
2       4.3%/(a)/          $104,800            $    0                 0.0%
-----------------------------------------------------------------------------------
3       5.2%/(a)/          $109,306            $    0                 0.0%
-----------------------------------------------------------------------------------
4       5.4%/(a)/          $114,990            $    0                 0.0%
-----------------------------------------------------------------------------------
5       5.0%/(a)/          $121,200            $    0                 0.0%
-----------------------------------------------------------------------------------
6       4.7%/(b)/          $127,260          $5,090/(c)/            4.0%/(c)/
-----------------------------------------------------------------------------------
7       5.2%/(b)/          $128,151            $5,382                 4.2%
-----------------------------------------------------------------------------------
8       5.4%/(b)/          $129,432            $5,695                 4.4%
-----------------------------------------------------------------------------------
9       6.0%/(b)/          $130,726            $6,536                 5.0%
-----------------------------------------------------------------------------------
10      7.3%/(b)/          $132,034            $8,318                 6.3%
-----------------------------------------------------------------------------------

(a)the Deferral Roll-up rate applies.
(b)the Annual Roll-up rate applies.
(c)In contract year 6, the fixed percentage would have resulted in a payment less than 4.0%. In this case, the withdrawal percentage is 4.0%.

Fixed Percentage of 5.5%

Under this payment plan, you will receive a withdrawal amount based on a fixed percentage that cannot exceed the Annual Roll-up rate in effect for each year. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.5%. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GMIB benefit base" by the "Percentage of GMIB benefit base withdrawn."

-----------------------------------------------------------------------------------
        Deferral
      Roll-up rate/
         Annual     Beginning of year GMIB               Percentage of GMIB benefit
Year  Roll-up rate       benefit base      Withdrawal          base withdrawn
-----------------------------------------------------------------------------------
1       4.8%/(a)/          $100,000            $    0              0.0%
-----------------------------------------------------------------------------------
2       4.3%/(a)/          $104,800            $    0              0.0%
-----------------------------------------------------------------------------------
3       5.2%/(a)/          $109,306            $    0              0.0%
-----------------------------------------------------------------------------------
4       5.4%/(a)/          $114,990            $    0              0.0%
-----------------------------------------------------------------------------------
5       5.0%/(a)/          $121,200            $    0              0.0%
-----------------------------------------------------------------------------------
6       4.7%/(b)/          $127,260          $5,981/(c)/         4.7%/(c)/
-----------------------------------------------------------------------------------
7       5.2%/(b)/          $127,260          $6,618/(c)/         5.5%/(c)/
-----------------------------------------------------------------------------------
8       5.4%/(b)/          $127,260          $6,872/(c)/         5.4%/(c)/
-----------------------------------------------------------------------------------
9       6.0%/(b)/          $127,260          $6,999/(c)/         5.2%/(c)/
-----------------------------------------------------------------------------------
10      7.3%/(b)/          $127,896          $7,034/(d)/         5.5%/(d)/
-----------------------------------------------------------------------------------

(a)the Deferral Roll-up rate applies.
(b)the Annual Roll-up rate applies.
(c)In contract years 6, 7 and 8 the contract owner received withdrawal amounts based on the Annual Roll-up rate for each contract year. In each year, the Annual Roll-up rate was less than the withdrawal percentage selected.
(d)In contract years 9 and 10, the contract owner received withdrawal amounts of 5.5% even though the Annual Roll-up rates in effect in those years were greater.

               Appendix VI: Examples of Automatic payment plans

Fixed Dollar of $7,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $7,000. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GMIB benefit base" by the "Percentage of GMIB benefit base withdrawn."

-----------------------------------------------------------------------------------
        Deferral
      Roll-up rate/
         Annual     Beginning of year GMIB               Percentage of GMIB benefit
Year  Roll-up rate       benefit base      Withdrawal          base withdrawn
-----------------------------------------------------------------------------------
1       4.8%/(a)/          $100,000            $    0                 0.0%
-----------------------------------------------------------------------------------
2       4.3%/(a)/          $104,800            $    0                 0.0%
-----------------------------------------------------------------------------------
3       5.2%/(a)/          $109,306            $    0                 0.0%
-----------------------------------------------------------------------------------
4       5.4%/(a)/          $114,990            $    0                 0.0%
-----------------------------------------------------------------------------------
5       5.0%/(a)/          $121,200            $    0                 0.0%
-----------------------------------------------------------------------------------
6       4.7%/(b)/          $127,260          $5,981/(c)/            4.7%/(c)/
-----------------------------------------------------------------------------------
7       5.2%/(b)/          $127,260          $6,618/(c)/            5.2%/(c)/
-----------------------------------------------------------------------------------
8       5.4%/(b)/          $127,260          $6,872/(c)/            5.4%/(c)/
-----------------------------------------------------------------------------------
9       6.0%/(b)/          $127,260            $7,000                 5.5%
-----------------------------------------------------------------------------------
10      7.3%/(b)/          $127,895            $7,000                 5.5%
-----------------------------------------------------------------------------------

(a)the Deferral Roll-up rate applies.
(b)the Annual Roll-up rate applies.
(c)In contract years 6 through 8, the contract owner received the Annual withdrawal amount for those years.

Fixed percentage of 5.50% from both your Protected Benefit account and your Investment account

Under this payment plan, you can receive a fixed dollar amount or an amount based on a fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. Your Annual withdrawal amount will be withdrawn first. Any requested amount in excess of the Annual withdrawal amount will be withdrawn from your Investment account. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.50%.

--------------------------------------------------------------------------------------------------------
        Deferral
      Roll-up rate                         Withdrawal from  Additional withdrawal
         Annual    Beginning of year GMIB Protected Benefit    from Investment      Percentage of GMIB
Year  Roll-up rate      benefit base        account value          account        benefit base withdrawn
--------------------------------------------------------------------------------------------------------
1      4.8%/(a)/          $100,000             $    0              $    0                  0.0%
--------------------------------------------------------------------------------------------------------
2      4.3%/(a)/          $104,800             $    0              $    0                  0.0%
--------------------------------------------------------------------------------------------------------
3      5.2%/(a)/          $109,306             $    0              $    0                  0.0%
--------------------------------------------------------------------------------------------------------
4      5.4%/(a)/          $114,990             $    0              $    0                  0.0%
--------------------------------------------------------------------------------------------------------
5      5.0%/(a)/          $121,200             $    0              $    0                  0.0%
--------------------------------------------------------------------------------------------------------
6      4.7%/(b)/          $127,260             $5,981              $1,018                  5.5%
--------------------------------------------------------------------------------------------------------
7      5.2%/(b)/          $127,260             $6,618              $ 382                   5.5%
--------------------------------------------------------------------------------------------------------
8      5.4%/(b)/          $127,260             $6,872              $ 127                   5.5%
--------------------------------------------------------------------------------------------------------
9      6.0%/(b)/          $127,260             $6,999              $    0                  5.5%
--------------------------------------------------------------------------------------------------------
10     7.3%/(b)/          $127,896             $7,034              $    0                  5.5%
--------------------------------------------------------------------------------------------------------

(a)the Deferral Roll-up rate applies.
(b)the Annual Roll-up rate applies.

               Appendix VI: Examples of Automatic payment plans

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

--------------------------------------------------------------------------------

Examples for GMIB

Example #1

As described below, this example assumes that Protected Benefit account value is less than the GMIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protected Benefit variable investment options, with no additional contributions, and no transfers, the GMIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                        Guaranteed Minimum Death Benefit
                                                                        --------------------------------

                                                                              Highest
                  Protected                                    Return of    Anniversary      Roll-up
End of    Assumed  Benefit                         GMIB        Principal       Value        to age 80   "Greater of"
Contract    Net    account             Roll-up    benefit       benefit       benefit        benefit      benefit
 Year     Return    value   Withdrawal  Rate       base          base          base           base          base
--------------------------------------------------------------------------------------------------------------------
   0              $100,000                     $100,000/(3)/ $100,000/(1)/  $100,000/(2)/ $100,000/(3)/   $100,000
--------------------------------------------------------------------------------------------------------------------
   1       3.0 %  $103,000    $   0     4.0%   $104,000/(3)/ $100,000/(1)/  $103,000/(2)/ $104,000/(3)/   $104,000
--------------------------------------------------------------------------------------------------------------------
   2       4.0 %  $107,120    $   0     4.0%   $108,160/(3)/ $100,000/(1)/  $107,120/(2)/ $108,160/(3)/   $108,160
--------------------------------------------------------------------------------------------------------------------
   3       6.0 %  $113,547    $   0     4.0%   $113,547/(3)/ $100,000/(1)/  $113,547/(2)/ $113,547/(3)/   $113,547
--------------------------------------------------------------------------------------------------------------------
   4       6.0 %  $120,360    $   0     4.0%   $120,360/(3)/ $100,000/(1)/  $120,360/(2)/ $120,360/(3)/   $120,360
--------------------------------------------------------------------------------------------------------------------
   5       7.0 %  $128,785    $   0     4.0%   $128,785/(3)/ $100,000/(1)/  $128,785/(2)/ $128,785/(3)/   $128,785
--------------------------------------------------------------------------------------------------------------------

Contract Years 1-5:

At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1)The Return of Principal benefit base is equal to the initial contribution to the Protected Benefit variable investment options, or $100,000.

(2)The Highest Anniversary Value benefit base is equal to the greater of the Protected Benefit account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

  . At the end of contract year 3, the Highest Anniversary Value benefit base is $113,547. This is because the Protected Benefit account value ($113,547) is greater than the Highest Anniversary Value benefit base as of the last contract date anniversary.

(3)The Roll-up to age 80 benefit base and the GMIB benefit base (the "Roll-up benefit bases") are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by the assumed Deferral Roll-up rate). Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up benefit bases will automatically "reset" to equal the Protected Benefit account, if higher than the prior Roll-up benefit bases, every contract year from your contract issue date, up to the contract anniversary following your 80th birthday (for the Roll-up to age 80 benefit base) or your 95th birthday (for the GMIB benefit base). Beginning in the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit bases. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the Roll-up benefit bases at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up benefit bases until the end of the contract year except in the year in which you die. In the event of your death, a pro-rata portion of the Roll-up amount will be added to the Roll-up to age 80 benefit base.

For example:

  . At the end of contract year 2, the Roll-up benefit bases are equal to $108,160. This is calculated by taking the Roll-up benefit bases as of the last contract date anniversary $104,000, and multiplying it by Roll-up rate of 4%. ($104,000 x 1.04 = $108,160).

                                     VII-1

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $5,151 [4% (Roll-up rate) x $128,785 (the GMIB benefit base)].

---------------------------------------------------------------------------------------------------------------------
                                                                          Guaranteed Minimum Death Benefit
                                                                          --------------------------------

                                                                               Highest
                   Protected                                    Return of    Anniversary     Roll-up
 End of    Assumed  Benefit                         GMIB        Principal       Value       to age 80    "Greater of"
 Contract    Net    account             Roll-up    benefit       benefit       benefit       benefit       benefit
   Year    Return    value   Withdrawal  Rate       base          base          base          base           base
---------------------------------------------------------------------------------------------------------------------

Alternative #1: Owner withdraws the
  Annual withdrawal amount, which equals $5,151
 Year 6    (5.0)%  $122,346    $5,151    4.0%    $128,785/(6)/ $95,790/(4)/ $123,634/(5)/  $128,785/(6)/   $128,785
---------------------------------------------------------------------------------------------------------------------

Year 7 Annual Withdrawal Amount:       $5,151/(7)/

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
 Year 6    (5.0)%  $122,346    $7,000    4.0%   $126,839/(10)/ $94,279/(8)/ $121,766/(9)/ $126,839/(10)/   $126,839
---------------------------------------------------------------------------------------------------------------------

Year 7 Annual Withdrawal Amount:       $5,074/(11)/

Alternative #1: Contract Year 6 (Owner withdraws Annual withdrawal amount)

The pro-rata calculation for the Return of Principal benefit base is as follows: Since the withdrawal amount of $5,151 equals 4.21% of the Protected Benefit account value ($5,151 divided by $122,346 = 4.21%), each benefit base would be reduced by 4.21%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4)The Return of Principal benefit base is reduced pro-rata, as follows:
   $100,000 (Return of Principal benefit base as of the last contract date anniversary)-$4,210 (4.21% x $100,000) = $95,790.

(5)The Highest Anniversary Value benefit base is reduced dollar-for-dollar, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,151 = $123,634.

(6)The Roll-up to age 80 benefit base and the GMIB benefit base are equal to $128,785, (the Roll-up benefit bases as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit bases neither decrease nor increase;

(7)As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,151 [4% (Roll-up rate) x $128,785 (the Roll-up benefit bases as of the sixth contract anniversary)].

Alternative #2: Contract Year 6 (Owner takes an "Excess withdrawal")

The pro-rata calculation for the reduction in the Return of Principal benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.721% of the Protected Benefit account value ($7,000 divided by $122,346 = 5.721%), each benefit base would be reduced by 5.721%.

The pro-rata calculation for the reduction in the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal, including any applicable withdrawal charge) - $5,151 (the Annual withdrawal amount) = $1,849 (the "Excess withdrawal" amount). Since the amount of the Excess withdrawal equals 1.511% of the Protected Benefit account value ($1,849 divided by $122,346 = 1.511%), the Roll-up benefit bases would be reduced by 1.511%.

Please note that the Excess withdrawal in this example does not represent a RMD payment made through our automatic RMD service. For more information on RMD payments through our automatic RMD service, please see "Lifetime required minimum distribution withdrawals" in "Accessing your money" earlier in this Prospectus.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8)The Return of Principal benefit base is reduced pro-rata, as follows:
   $100,000 (Return of Principal benefit base as of the last contract date anniversary) - $5,721 (5.721% x $100,000) = $94,279.

(9)The Highest Anniversary Value benefit base is reduced dollar-for-dollar and pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,151 (Annual Withdrawal Amount) - $1,868 [($128,785 - $5,151) x 1.511%] = $121,766.

(10)The Roll-up to age 80 benefit base and the GMIB benefit base are reduced pro-rata, as follows: $128,785 (the Roll-up benefit bases as of the last contract date anniversary) - $1,946 (1.511% x $128,785) = $126,839.

(11)As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,074 [4% (Roll-up rate) x $126,839 (the Roll-up benefit bases as of the sixth contract anniversary)].

                                     VII-2

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

Example #2

As described below, this example assumes that Protected Benefit account value is greater than the GMIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protected Benefit variable investment options, with no additional contributions, and no transfers, the GMIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:

--------------------------------------------------------------------------------------------------------------------

                                                                        Guaranteed Minimum Death Benefit
                                               -                        --------------------------------

                                                                              Highest
                  Protected                                    Return of    Anniversary      Roll-up
End of    Assumed  Benefit                         GMIB        Principal       Value        to age 80   "Greater of"
Contract    Net    account             Roll-up    benefit       benefit       benefit        benefit      benefit
 Year     Return    value   Withdrawal  Rate       base          base          base           base          base
--------------------------------------------------------------------------------------------------------------------
   0              $100,000                     $100,000/(3)/ $100,000/(1)/  $100,000/(2)/ $100,000/(3)/   $100,000
--------------------------------------------------------------------------------------------------------------------
   1         3.0% $103,000    $   0     4.0%   $104,000/(3)/ $100,000/(1)/  $103,000/(2)/ $104,000/(3)/   $104,000
--------------------------------------------------------------------------------------------------------------------
   2         4.0% $107,120    $   0     4.0%   $108,160/(3)/ $100,000/(1)/  $107,120/(2)/ $108,160/(3)/   $108,160
--------------------------------------------------------------------------------------------------------------------
   3         6.0% $113,547    $   0     4.0%   $113,547/(3)/ $100,000/(1)/  $113,547/(2)/ $113,547/(3)/   $113,547
--------------------------------------------------------------------------------------------------------------------
   4         6.0% $120,360    $   0     4.0%   $120,360/(3)/ $100,000/(1)/  $120,360/(2)/ $120,360/(3)/   $120,360
--------------------------------------------------------------------------------------------------------------------
   5         7.0% $128,785    $   0     4.0%   $128,785/(3)/ $100,000/(1)/  $128,785/(2)/ $128,785/(3)/   $128,785
--------------------------------------------------------------------------------------------------------------------

Contract Years 1-5:

At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1)The Return of Principal benefit base is equal to the initial contribution to the Protected Benefit variable investment options, or $100,000.

(2)The Highest Anniversary Value benefit base is equal to the greater of the Protected Benefit account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

  . At the end of contract year 3, the Highest Anniversary Value benefit base is $113,547. This is because the Protected Benefit account value ($113,547) is greater than the Highest Anniversary Value benefit base as of the last contract date anniversary ($107,120).

(3)The Roll-up to age 80 benefit base and the GMIB benefit base (the "Roll-up benefit bases") are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by Roll-up rate). Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up benefit bases will automatically "reset" to equal the Protected Benefit account, if higher than the prior Roll-up benefit bases, every contract year from your contract issue date, up to the contract date anniversary following your 80th birthday (for the Roll-up to age 80 benefit base) or your 95th birthday (for the GMIB benefit base). Beginning in the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit bases. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the Roll-up benefit bases at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up benefit bases until the end of the contract year except in the year in which you die. In the event of your death, a pro-rata portion of the Roll-up amount will be added to the Roll-up to age 80 benefit base.

For example:

  . At the end of contract year 2, the Roll-up benefit bases are equal to $108,160. This is calculated by taking the Roll-up benefit bases as of the last contract date anniversary $104,000, and multiplying it by Roll-up rate of 4% ($104,000 x 1.04 = $108,160).

  . At the end of contract year 3, the Roll-up benefit bases are equal to $113,547. This is because the Protected Benefit account value ($113,547) is greater than the Roll-up benefit bases as the last contract date anniversary ($108,160) plus Roll-up amount ($4,326).

                                     VII-3

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $5,151 [4% (Roll-up rate) x $128,785 (the GMIB benefit base)].

------------------------------------------------------------------------------------------------------------------------------

                                                               Guaranteed Minimum
                                                                 Death Benefit
                                                                 -------------


                                                                             Highest
  End            Protected                                    Return of    Anniversary
   of    Assumed  Benefit                         GMIB        Principal       Value     Roll-up to age 80
Contract  Net     account             Roll-up    benefit       benefit       benefit         benefit      "Greater of" benefit
  Year   Return    value   Withdrawal  Rate       base          base          base            base                base
------------------------------------------------------------------------------------------------------------------------------

Alternative #1: Owner withdraws the
  Annual withdrawal amount, which equals
  $5,151
Year 6    5.0%   $135,224  $5,151     4.0%     $130,073/(6)/ $96,190/(4)/ $130,073/(5)/  $130,073/(6)/    $130,073
------------------------------------------------------------------------------------------------------------------------------

Year 7 Annual Withdrawal Amount:    $5,203/(7)/

Alternative #2: Owner withdraws $7,000, which
  is in excess of the Annual withdrawal amount
 Year
  6      5.0 %   $135,224  $7,000     4.0%    $128,224/(10)/ $94,823/(8)/ $128,224/(9)/ $128,224/(10)/    $128,224
------------------------------------------------------------------------------------------------------------------------------

Year 7 Annual Withdrawal Amount:   $5,129/(11)/

Alternative #1: Contract Year 6 (Owner withdraws Annual withdrawal amount)

The pro-rata calculation for the Return of Principal benefit base is as follows: Since the withdrawal amount of $5,151 equals 3.810% of the Protected Benefit account value ($5,151 divided by $135,224 = 3.810%), each benefit base would be reduced by 3.810%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4)The Return of Principal benefit base is reduced pro-rata, as follows:
   $100,000 (benefit base as of the last contract date anniversary)- $3,810 (3.810% x $100,000) = $96,190.

(5)The Highest Anniversary Value benefit base is reduced dollar-for-dollar as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,151 = $123,634. The Highest Anniversary Value benefit base is reset to the Protected Benefit account value after withdrawal ($130,073).

(6)The Roll-up to age 80 benefit base and GMIB benefit base are reset to the Protected Benefit Account Value after withdrawal $130,073.

(7)As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,203 [4% (Roll-up rate) x $130,073 (the Roll-up benefit bases as of the sixth contract anniversary)].

Alternative #2: Contract Year 6 (Owner takes an "Excess withdrawal")

The pro-rata calculation for the reduction in the Return of Principal benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.177% of the Protected Benefit account value ($7,000 divided by $135,224 = 5.177%), each benefit base would be reduced by 5.177%.

The pro-rata calculation for the reduction in the Highest Anniversary Value benefit base and the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal, including any applicable withdrawal charge) - $5,151 (the Annual withdrawal amount) = $1,849 (the "Excess withdrawal" amount). Since the amount of the Excess withdrawal equals 1.367% of the Protected Benefit account value ($1,849 divided by $135,224 = 1.367%), the Highest Anniversary Value benefit base and the Roll-up benefit bases would be reduced by 1.367%.

Please note that the Excess withdrawal in this example does not represent a RMD payment made through our automatic RMD service. For more information on RMD payments through our automatic RMD service, please see "Lifetime required minimum distribution withdrawals" in "Accessing your money" earlier in this Prospectus.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8)The Return of Principal benefit base is reduced pro-rata, as follows:
   $100,000 (Return of Principal benefit base as of the last contract date anniversary) - $5,177 (5.177% x $100,000) = $94,823.

(9)The Highest Anniversary Value benefit base is reduced dollar-fordollar and pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,151 (Annual Withdrawal Amount) - $1,690 [($128,785 - $5,151) x 1.367%] = $121,944. The Highest Anniversary
   Value benefit base is reset to the Protected Benefit account value after withdrawals ($128,224).

(10)The Roll-up to age 80 benefit base and the GMIB benefit base are reduced pro-rata, as follows: $128,785 (the Roll-up benefit bases as of the last contract date anniversary) - $1,760 (1.367% x $128,785) = $127,025. The
    Roll-up to age 80 benefit base and GMIB benefit base are reset to the Protected Benefit Account Value after withdrawal $128,224.

(11)As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,129 [4% (Roll-up rate) x $128,224 (the Roll-up benefit bases as of the sixth contract anniversary)].

                                     VII-4

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

Example for RMD Wealth Guard death benefit

Example #3

Assuming $100,000 is invested in the Protected Benefit variable investment options, with no additional contributions, and no transfers, the RMD Wealth Guard death benefit base for an owner age 65 would be calculated as follows:

---------------------------------------------------------------------------------------------

                                 Protected                   Protected
                     Assumed      Benefit                     Benefit         RMD Wealth
      End              Net     account value               account value     Guard death
of Contract Year Age Return  before withdrawal Withdrawal after withdrawal   benefit base
---------------------------------------------------------------------------------------------
       0         65              $100,000                     $100,000       $100,000/(1)/
---------------------------------------------------------------------------------------------
       1         66    3.0%      $103,000        $    0       $103,000       $103,000/(1)/
---------------------------------------------------------------------------------------------
       2         67    4.0%      $107,120        $    0       $107,120       $107,120/(1)/
---------------------------------------------------------------------------------------------
       3         68  (1.0)%      $106,049        $5,000       $101,049       $102,069/(1)(2)/
---------------------------------------------------------------------------------------------
       4         69    3.0%      $104,080        $    0       $104,080       $104,080/(1)/
---------------------------------------------------------------------------------------------
       5         70    4.0%      $108,243        $    0       $108,243       $108,243/(1)/
---------------------------------------------------------------------------------------------

Alternative #1: Contract Year 6 (Owner withdraws RMD withdrawal amount)
       6         71    5.0%      $113,656        $4,293       $109,363       $109,363/(3)/
---------------------------------------------------------------------------------------------
       7         72    3.0%      $112,644        $    0       $112,644       $109,363/(4)/
---------------------------------------------------------------------------------------------

Alternative #2: Contract Year 6 (Owner takes a withdrawal in excess of RMD withdrawal limit)
       6         71    5.0%      $113,656        $6,000       $107,656       $107,656/(5)/
---------------------------------------------------------------------------------------------
       7         72    3.0%      $110,885        $    0       $110,885       $107,656/(6)/
---------------------------------------------------------------------------------------------

Contract Years 1-5:

At the end of contract years 1-5, the RMD Wealth Guard death benefit base is as follows:

(1)The RMD Wealth Guard death benefit base is equal to the greater of the Protected Benefit account value and the RMD Wealth Guard death benefit base as of the last contract date anniversary.

For example:

  . At the end of contract year 2, the RMD Wealth Guard death benefit base is $107,120. This is because the Protected Benefit account value ($107,120) is greater than the RMD Wealth Guard death benefit base as of the last contract date anniversary ($103,000).

(2)The RMD Wealth Guard death benefit base would be reduced by a withdrawal on a pro rata basis because the contract owner has not yet reached the calendar year in which he or she will turn age 701/2 and is not yet eligible for RMDs; accordingly, all withdrawals made prior to the calendar year in which the contract owner turns age 701/2 are treated as Excess RMD withdrawals and reduce the benefit base on a pro rata basis.

For example:

  . At the end of contract year 3, the RMD Wealth Guard death benefit base is $102,069. After a withdrawal of $5,000, the Protected Benefit account value is $101,049 (= $107,120 x (1 - 1.0%) - $5,000). Since the
      withdrawal amount of $5,000 equals 4.715% of the Protected Benefit account value before the withdrawal ($5,000 divided by $106,049 = 4.715%), the RMD Wealth Guard death benefit base would be reduced by $5,051 (4.715% of $107,120) to be $102,069 (= $107,120 - $5,051). The RMD
      Wealth Guard death benefit base is greater than the Protected Benefit account value. As you can see, when the benefit base is greater than the account value, a pro rata deduction means the benefit base is reduced by more than the amount of the withdrawals.

Alternative #1: Contract Year 6 (Owner withdraws RMD withdrawal amount)

(3)The RMD Wealth Guard death benefit base would not be reduced by a RMD withdrawal because it is not an Excess RMD withdrawal.

For example:

  . At the end of contract year 6, the RMD Wealth Guard death benefit base is $109,363. This is because the Protected Benefit account value ($109,363) is greater than the RMD Wealth Guard death benefit base as of the last contract date anniversary ($108,243). In addition, since the withdrawal of the $4,293 was not an Excess RMD withdrawal, it did not reduce the benefit base.

(4)After the contract anniversary date following the first RMD withdrawal, the RMD Wealth Guard death benefit base stops resetting.

For example:

  . At the end of contract year 7, the RMD Wealth Guard death benefit base is $109,363. This is the RMD Wealth Guard death benefit base as of the last contract date anniversary ($109,363).

                                     VII-5

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

Alternative #2: Contract Year 6 (Owner takes a withdrawal in excess of RMD withdrawal limit)

(5)The RMD Wealth Guard death benefit base would be reduced by the portion of the withdrawal amount in excess of RMD withdrawal limit on a pro rata basis.

For example:

  . At the end of contract year 6, the RMD Wealth Guard death benefit base is $107,656. The withdrawal amount of $6,000 exceeds the RMD withdrawal limit ($4,293) by $1,707. The portion of the withdrawal amount in excess of RMD withdrawal limit ($1,707) equals 1.502% of the Protected Benefit account value ($1,707 divided by $113,656 = 1.502%) and RMD Wealth Guard death benefit base would be reduced by 1.502% to be $106,618 (= $108,243
      - $1,625). The RMD Wealth Guard death benefit base resets to the Protected Benefit account value ($107,656).

(6)After a withdrawal is taken in the calendar year in which the age turns
   701/2 or later year, the RMD Wealth Guard death benefit base stops resetting.

For example:

  . At the end of contract year 7, the RMD Wealth Guard death benefit base is $107,656. This is the RMD Wealth Guard death benefit base as of the last contract date anniversary ($107,656).

                                     VII-6

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

Appendix VIII: Rules regarding contributions to your contract

--------------------------------------------------------------------------------

The following tables describes the contribution rules for all contract Series and types.

-----------------------------------------------------------------------------------------------
 Contract Type           NQ
-----------------------------------------------------------------------------------------------
Issue Ages               .   0-85 (For Series B)
                         .   0-70 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum initial          .   $5,000 (For Series B)
contribution amount      .   $10,000 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum subsequent       For all Series:
contribution amount      .   $500
(if permitted)           .   $100 monthly under the automatic investment program
                         .   $300 quarterly under the automatic investment program
-----------------------------------------------------------------------------------------------
Source of contributions  For all Series:
                         .   After-tax money.
                         .   Paid to us by check or transfer of contract value in a
                             tax-deferred exchange under Section 1035 of the Internal Revenue
                             Code.
-----------------------------------------------------------------------------------------------
Additional limitations   For Series B:
on contributions to the  .   If you elect the GMIB with the "Greater of" GMDB, you may make
contract/(1)/                subsequent contributions to your Protected Benefit account through age 70, or if later, until the first contract date anniversary. If you do not elect the "Greater of" GMDB, you may make subsequent contributions to your Protected Benefit account through age 80, or if later, until the first contract date anniversary. However, regardless of the benefits elected, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         .   You may make subsequent contributions to your Investment account through age 85 or the first contract date anniversary.
                         For Series CP(R):
                         .   You may make subsequent contributions to your Investment account and your Protected Benefit account through age 70 or, if later, until the first contract date anniversary. However, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
-----------------------------------------------------------------------------------------------

(1)In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

                                    VIII-1

         Appendix VIII: Rules regarding contributions to your contract

-----------------------------------------------------------------------------------------------
 Contract Type           Traditional IRA
-----------------------------------------------------------------------------------------------
Issue Ages               .   20-85 (For Series B)
                         .   20-70 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum initial          .   $5,000 (For Series B)
contribution amount      .   $10,000 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum subsequent       For all Series:
contribution amount      .   $50
(if permitted)           .   $100 monthly under the automatic investment program
                         .   $300 quarterly under the automatic investment program
-----------------------------------------------------------------------------------------------
Source of contributions  For all Series:
                         .   Eligible rollover distributions from 403(b) plans, qualified plans and governmental employer 457(b) plans.
                         .   Rollovers from another traditional individual retirement
                             arrangement.
                         .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                         .   Regular IRA contributions.
                         .   Additional catch-up contributions.
-----------------------------------------------------------------------------------------------
Additional limitations   For Series B:
on contributions to the  .   If you elect the GMIB with the "Greater of" GMDB, you may make
contract/(1)/                subsequent contributions to your Protected Benefit account through age 70, or if later, until the first contract date anniversary. If you do not elect the "Greater of" GMDB, you may make subsequent contributions to your Protected Benefit account through age 80, or if later, until the first contract date anniversary. However, regardless of the benefits elected, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         .   You may make subsequent contributions to your Investment account through age 85 or, if later, until the first contract date anniversary.
                         For Series CP(R):
                         .   You may make subsequent contributions to your Investment account and your Protected Benefit account through age 70 or, if later, until the first contract date anniversary. However, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         For all Series:
                         .   Contributions made after age 701/2 must be net of required minimum distributions; you also cannot make regular IRA
                             contributions after age 701/2.
                         .   Although we accept regular IRA contributions (limited to $5,500 per calendar year) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                         .   Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
                         .   If you elect the RMD Wealth Guard death benefit, you may make subsequent contributions to your Protected Benefit account through age 64, or if later, until your first contract date anniversary (if you were age 20-64 on your contract date); or
                             through age 68, or if later, until 90 days after your contract date (if you were age 65-68 on your contract date). If you do not elect the RMD Wealth Guard death benefit, you may make subsequent contributions through age 80, or if later, the first contract date anniversary. However, regardless of the benefits you
                             elected, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
-----------------------------------------------------------------------------------------------

(1)In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

                                    VIII-2

         Appendix VIII: Rules regarding contributions to your contract

-----------------------------------------------------------------------------------------------
 Contract Type           Roth IRA
-----------------------------------------------------------------------------------------------
Issue Ages               .   20-85 (For Series B)
                         .   20-70 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum initial          .   $5,000 (For Series B)
contribution amount      .   $10,000 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum subsequent       For all Series:
contribution amount      .   $50
(if permitted)           .   $100 monthly under the automatic investment program
                         .   $300 quarterly under the automatic investment program
-----------------------------------------------------------------------------------------------
Source of contributions  For all Series:
                         .   Rollovers from another Roth IRA.
                         .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                         .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                         .   Direct custodian-to-custodian transfers from another Roth IRA.
                         .   Regular Roth IRA contributions.
                         .   Additional catch-up contributions.
-----------------------------------------------------------------------------------------------
Additional limitations   For Series B:
on contributions to the  .   If you elect the GMIB with the "Greater of" GMDB, you may make
contract/(1)/                subsequent contributions to your Protected Benefit account through age 70, or if later, until the first contract date anniversary. If you do not elect the "Greater of" GMDB, you may make subsequent contributions to your Protected Benefit account through age 80, or if later, until the first contract date anniversary. However, regardless of the benefits elected, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         .   You may make subsequent contributions to your Investment account through age 85 or, if later, until the first contract date anniversary.
                         For Series CP(R):
                         .   You may make subsequent contributions to your Investment account and your Protected Benefit account until the later of attained age 70 or, if later, until the first contract date anniversary.
                             However, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         For all Series:
                         .   Conversion rollovers after age 701/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                         .   Although we accept Roth IRA contributions (limited to $5,500 per calendar year) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                         .   Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
-----------------------------------------------------------------------------------------------

(1)In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

                                    VIII-3

         Appendix VIII: Rules regarding contributions to your contract

-----------------------------------------------------------------------------------------------
 Contract Type           SEP IRA
-----------------------------------------------------------------------------------------------
Issue Ages               .   20-85 (For Series B)
                         .   20-70 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum initial          .   $5,000 (For Series B)
contribution amount      .   $10,000 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum subsequent       For all Series:
contribution amount      .   $500
(if permitted)
-----------------------------------------------------------------------------------------------
Source of contributions  For all Series:
                         .   An employer can annually contribute an amount for an employee up to the lesser of 25% of eligible compensation or $40,000 ($54,000 after cost of living adjustment for 2017).
                         .   Eligible rollover distributions from 403(b) plans, qualified plans and governmental employer 457(b) plans.
                         .   Rollovers from another traditional individual retirement
                             arrangement.
                         .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                         .   Regular traditional IRA contributions are not permitted unless and until the SEP-IRA designation is removed on our records and the contract is designated as a traditional IRA only.
-----------------------------------------------------------------------------------------------
Additional limitations   For Series B:
on contributions to the  .   If you elect the GMIB with the "Greater of" GMDB, you may make
contract/(1)/                subsequent contributions to your Protected Benefit account through age 70, or if later, until the first contract date anniversary. If you do not elect the "Greater of" GMDB, you may make subsequent contributions to your Protected Benefit account through age 80, or if later, until the first contract date anniversary. However, regardless of the benefits elected, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         .   You may make subsequent contributions to your Investment account through age 85, or if later, until the first contract date anniversary.
                         For Series CP(R):
                         .   You may make subsequent contributions to your Investment account and your Protected Benefit account through age 70, or, if later, until the first contract date anniversary. However, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         For all Series:
                         .   Any contributions made after age 701/2 must be net of required minimum distributions.
                         .   If you elect the RMD Wealth Guard death benefit, you may make subsequent contributions to your Protected Benefit account through age 64, or if later, until your first contract date anniversary (if you were age 20-64 on your contract date); or
                             through age 68, or if later, until 90 days after your contract date (if you were age 65-68 on your contract date). If you do not elect the RMD Wealth Guard death benefit, you may make subsequent contributions through age 80, or if later, until the first contract date anniversary. However, regardless of the benefits you elected, once you make a withdrawal from your Protected
                             Benefit account, subsequent contributions to your Protected
                             Benefit account will no longer be permitted.
-----------------------------------------------------------------------------------------------

(1)In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

                                    VIII-4

         Appendix VIII: Rules regarding contributions to your contract

----------------------------------------------------------------------------------------------------------
                         Inherited IRA Beneficiary continuation contract (traditional IRA or
                         Roth IRA)
 Contract Type                       (AVAILABLE FOR SERIES B ONLY)
----------------------------------------------------------------------------------------------------------
Issue Ages               .   0-70
                         .   Not available for Series CP(R)
----------------------------------------------------------------------------------------------------------
Minimum initial          .   $5,000 (For Series B)
contribution amount
----------------------------------------------------------------------------------------------------------
Minimum subsequent       .   $1,000
contribution amount
(if permitted)
----------------------------------------------------------------------------------------------------------
Source of contributions  .   Direct custodian-to- custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                         .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
----------------------------------------------------------------------------------------------------------
Additional limitations   .   Any subsequent contributions must be from the same type of IRA of
on contributions to the      the same deceased owner.
contract/(1)/            .   You may make subsequent contributions to the Protected Benefit account until age 80. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the
                             Protected Benefit account will no longer be permitted.
                         .   You may make subsequent contributions to the Investment account through age 85.
                         .   No additional contributions are permitted to Inherited IRA contracts issued as a Non-spousal beneficiary direct rollover from an Applicable Plan.
----------------------------------------------------------------------------------------------------------

(1)In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

                                    VIII-5

         Appendix VIII: Rules regarding contributions to your contract

-----------------------------------------------------------------------------------------------
 Contract Type           QP
-----------------------------------------------------------------------------------------------
Issue Ages               .   20-75 (For Series B)
                         .   20-70 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum initial          .   $5,000 (For Series B)
contribution amount      .   $10,000 (For Series CP(R))
-----------------------------------------------------------------------------------------------
Minimum subsequent       For all Series:
contribution amount (if  .   $500
subsequent
contributions are
permitted)
-----------------------------------------------------------------------------------------------
Source of contributions  For all Series:
                         .   Only transfer contributions from other investments within an existing qualified plan trust.
                         .   The plan must be qualified under Section 401(a) of the Internal
                             Revenue Code.
                         .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
-----------------------------------------------------------------------------------------------
Additional limitations   For Series B:
on contributions to the  .   If you elect the GMIB with the "Greater of" GMDB, you may make
contract/(1)/                subsequent contributions to your Protected Benefit account through age 70, or if later, until the first contract date anniversary. If you do not elect the "Greater of" GMDB, you may make subsequent contributions to your Protected Benefit account through age 75, or if later, until the first contract date anniversary. However, regardless of the benefits elected, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         .   You may make subsequent contributions to your Investment account through age 75 or, if later, until the first contract date anniversary.
                         For Series CP(R):
                         .   You may make subsequent contributions to your Investment account and your Protected Benefit account through age 70 or, if later, until the first contract date anniversary. However, once you make a withdrawal from your Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.
                         For all Series:
                         .   A separate QP contract must be established for each plan
                             participant, even defined benefit plan participants.
                         .   We do not accept contributions directly from the employer.
                         .   Only one subsequent contribution can be made during a contract year.
                         .   Contributions made after the annuitant's age 70 1/2 must be net of any required minimum distributions.
                         .   For QPDC contracts only: If you elect the RMD Wealth Guard death benefit, you may make subsequent contributions to your Protected
                             Benefit account through age 64, or if later, until your first contract date anniversary (if you were age 20-64 on your contract date); or through age 68, or if later, until 90 days after your contract date (if you were age 65-68 on your contract date). If you do not elect the RMD Wealth Guard death benefit, you may make subsequent contributions through age 80, or if later, until the first contract date anniversary. However, regardless of the benefits you elected, once you make a withdrawal from your
                             Protected Benefit account, subsequent contributions to your
                             Protected Benefit account will no longer be permitted.
See Appendix II earlier in this Prospectus for a discussion on purchase considerations for QP contracts.
-----------------------------------------------------------------------------------------------

(1)In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

                                    VIII-6

         Appendix VIII: Rules regarding contributions to your contract

Appendix IX: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.30%.

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016.

-----------------------------------------------------------------------------------------------------------
                                                                           For the year ending December 31,
                                                                           --------------------------------
 Portfolio Name*                                                             2016        2015      2014
-----------------------------------------------------------------------------------------------------------
 7Twelve/TM/ Balanced Portfolio
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  10.82    $  10.04   $ 10.98
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                        3,940       4,291     4,675
-----------------------------------------------------------------------------------------------------------
 AB VPS International Growth
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  10.22    $  11.14   $ 11.54
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                          512         556       505
-----------------------------------------------------------------------------------------------------------
 All Asset Growth-Alt 20
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  14.26    $  13.19   $ 13.91
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                          983         826       628
-----------------------------------------------------------------------------------------------------------
 All Asset Moderate Growth-Alt 15/(1)/
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  10.98    $  10.24   $ 10.78
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                        1,119         938       662
-----------------------------------------------------------------------------------------------------------
 American Century VP Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  23.97    $  19.79   $ 20.38
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                        2,616       1,957     1,354
-----------------------------------------------------------------------------------------------------------
 American Funds Insurance Series(R) Bond Fund/SM/
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  10.08    $   9.93   $ 10.07
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                        2,417       1,452       627
-----------------------------------------------------------------------------------------------------------
 American Funds Insurance Series(R) Global Small Capitalization Fund/SM/
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  11.65    $  11.59   $ 11.75
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                          596         552       326
-----------------------------------------------------------------------------------------------------------
 American Funds Insurance Series(R) New World Fund(R)
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $   9.71    $   9.37   $  9.82
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                        2,023       1,676       960
-----------------------------------------------------------------------------------------------------------
 AXA Aggressive Strategy
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  14.07    $  13.06   $ 13.39
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                      137,739     117,206    78,119
-----------------------------------------------------------------------------------------------------------
 AXA Balanced Strategy
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  13.41    $  12.82   $ 13.08
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                      126,288     113,639    91,852
-----------------------------------------------------------------------------------------------------------
 AXA Conservative Growth Strategy
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  12.69    $  12.25   $ 12.47
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                       66,225      57,851    48,006
-----------------------------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

------------------------------------------------------------------------------------
                                                    For the year ending December 31,
                                                    --------------------------------
 Portfolio Name*                                      2016       2015       2014
------------------------------------------------------------------------------------
 AXA Conservative Strategy
------------------------------------------------------------------------------------
   Unit value                                       $  11.31   $  11.14   $  11.31
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                42,959     35,647     29,801
------------------------------------------------------------------------------------
 AXA Growth Strategy
------------------------------------------------------------------------------------
   Unit value                                       $  14.96   $  14.02   $  14.35
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               146,086    127,820     91,406
------------------------------------------------------------------------------------
 AXA International Core Managed Volatility
------------------------------------------------------------------------------------
   Unit value                                       $  10.29   $  10.41   $  11.02
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   306        300        263
------------------------------------------------------------------------------------
 AXA Large Cap Value Managed Volatility
------------------------------------------------------------------------------------
   Unit value                                       $  19.15   $  16.82   $  17.75
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   329        290        240
------------------------------------------------------------------------------------
 AXA Mid Cap Value Managed Volatility
------------------------------------------------------------------------------------
   Unit value                                       $  21.21   $  18.27   $  19.19
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   148        124        100
------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------
   Unit value                                       $  13.15   $  12.65   $  12.93
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 5,512      5,429      4,693
------------------------------------------------------------------------------------
 AXA Moderate Growth Strategy
------------------------------------------------------------------------------------
   Unit value                                       $  14.18   $  13.42   $  13.71
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               251,896    237,051    202,854
------------------------------------------------------------------------------------
 AXA Natural Resources/(2)/
------------------------------------------------------------------------------------
   Unit value                                       $   8.33   $   6.51   $   8.89
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   334        175         85
------------------------------------------------------------------------------------
 AXA Real Estate/(3)/
------------------------------------------------------------------------------------
   Unit value                                       $  11.14   $  10.78   $  11.15
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   577        439        271
------------------------------------------------------------------------------------
 AXA/AB Dynamic Growth
------------------------------------------------------------------------------------
   Unit value                                       $   9.69   $   9.44         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                28,220     11,856         --
------------------------------------------------------------------------------------
 AXA/AB Dynamic Moderate Growth
------------------------------------------------------------------------------------
   Unit value                                       $  12.05   $  11.77   $  12.00
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               135,772    131,091    103,758
------------------------------------------------------------------------------------
 AXA/AB Small Cap Growth
------------------------------------------------------------------------------------
   Unit value                                       $  23.55   $  21.19   $  22.11
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   916        894        739
------------------------------------------------------------------------------------
 AXA/DoubleLine Opportunistic Core Plus Bond/(4)/
------------------------------------------------------------------------------------
   Unit value                                       $  10.09   $   9.75         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   248         63         --
------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

------------------------------------------------------------------------------------
                                                    For the year ending December 31,
                                                    --------------------------------
 Portfolio Name*                                     2016        2015       2014
------------------------------------------------------------------------------------
 AXA/Goldman Sachs Strategic Allocation
------------------------------------------------------------------------------------
   Unit value                                       $ 10.04     $ 9.60         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               24,175      8,973         --
------------------------------------------------------------------------------------
 AXA/Invesco Strategic Allocation
------------------------------------------------------------------------------------
   Unit value                                       $  9.68     $ 9.50         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               14,099      5,585         --
------------------------------------------------------------------------------------
 AXA/Janus Enterprise
------------------------------------------------------------------------------------
   Unit value                                       $ 15.46     $16.38     $17.56
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                1,218      1,319      1,315
------------------------------------------------------------------------------------
 AXA/Legg Mason Strategic Allocation
------------------------------------------------------------------------------------
   Unit value                                       $ 10.57         --         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                4,367         --         --
------------------------------------------------------------------------------------
 AXA/Loomis Sayles Growth
------------------------------------------------------------------------------------
   Unit value                                       $ 19.30     $18.31     $16.63
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                1,118        641        561
------------------------------------------------------------------------------------
 BlackRock Global Allocation V.I. Fund
------------------------------------------------------------------------------------
   Unit value                                       $ 12.89     $12.58     $12.87
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                3,907      3,781      3,721
------------------------------------------------------------------------------------
 BlackRock Large Cap Growth V.I. Fund/(5)/
------------------------------------------------------------------------------------
   Unit value                                       $ 21.27     $20.03     $19.80
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                1,153      1,149        900
------------------------------------------------------------------------------------
 Charter/SM/ Moderate
------------------------------------------------------------------------------------
   Unit value                                       $  9.95     $ 9.48         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  177        171         --
------------------------------------------------------------------------------------
 Charter/SM/ Moderate Growth
------------------------------------------------------------------------------------
   Unit value                                       $  9.94     $ 9.43         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  164        117         --
------------------------------------------------------------------------------------
 Charter/SM/ Small Cap Value
------------------------------------------------------------------------------------
   Unit value                                       $ 18.08     $14.63     $17.06
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  306        295        242
------------------------------------------------------------------------------------
 ClearBridge Variable Aggressive Growth Portfolio
------------------------------------------------------------------------------------
   Unit value                                       $ 10.25     $10.29     $10.63
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                2,586      2,368        641
------------------------------------------------------------------------------------
 ClearBridge Variable Appreciation Portfolio
------------------------------------------------------------------------------------
   Unit value                                       $ 10.69     $ 9.90         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  685        388         --
------------------------------------------------------------------------------------
 ClearBridge Variable Dividend Strategy Portfolio
------------------------------------------------------------------------------------
   Unit value                                       $ 11.31     $ 9.99     $10.59
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  990        680        160
------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

--------------------------------------------------------------------------
                                          For the year ending December 31,
                                          --------------------------------
 Portfolio Name*                           2016       2015       2014
--------------------------------------------------------------------------
 ClearBridge Variable Mid Cap Portfolio
--------------------------------------------------------------------------
   Unit value                             $ 10.62    $  9.86         --
--------------------------------------------------------------------------
   Number of units outstanding (000's)        282        190         --
--------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
--------------------------------------------------------------------------
   Unit value                             $ 19.65    $ 16.88    $ 18.22
--------------------------------------------------------------------------
   Number of units outstanding (000's)      4,386      4,345      3,867
--------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income/(6)/
--------------------------------------------------------------------------
   Unit value                             $ 20.08    $ 18.01    $ 18.56
--------------------------------------------------------------------------
   Number of units outstanding (000's)        720        707        682
--------------------------------------------------------------------------
 EQ/Common Stock Index
--------------------------------------------------------------------------
   Unit value                             $ 21.13    $ 19.16    $ 19.43
--------------------------------------------------------------------------
   Number of units outstanding (000's)        989        894        630
--------------------------------------------------------------------------
 EQ/Core Bond Index
--------------------------------------------------------------------------
   Unit value                             $ 10.62    $ 10.61    $ 10.70
--------------------------------------------------------------------------
   Number of units outstanding (000's)     13,957     14,039     14,262
--------------------------------------------------------------------------
 EQ/Emerging Markets Equity PLUS
--------------------------------------------------------------------------
   Unit value                             $  7.81    $  7.21    $  8.92
--------------------------------------------------------------------------
   Number of units outstanding (000's)        268        165        135
--------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------
   Unit value                             $ 20.98    $ 19.11    $ 19.20
--------------------------------------------------------------------------
   Number of units outstanding (000's)      4,944      3,812      2,626
--------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions/(7)/
--------------------------------------------------------------------------
   Unit value                             $ 13.61    $ 12.81    $ 12.64
--------------------------------------------------------------------------
   Number of units outstanding (000's)        517        493        459
--------------------------------------------------------------------------
 EQ/GAMCO Small Company Value/(8)/
--------------------------------------------------------------------------
   Unit value                             $ 24.41    $ 20.06    $ 21.56
--------------------------------------------------------------------------
   Number of units outstanding (000's)      5,995      5,609      4,915
--------------------------------------------------------------------------
 EQ/High Yield Bond/(9)/
--------------------------------------------------------------------------
   Unit value                             $ 11.17    $ 10.13    $ 10.59
--------------------------------------------------------------------------
   Number of units outstanding (000's)        462        433        308
--------------------------------------------------------------------------
 EQ/Intermediate Government Bond
--------------------------------------------------------------------------
   Unit value                             $ 10.08    $ 10.16    $ 10.25
--------------------------------------------------------------------------
   Number of units outstanding (000's)      6,304      6,132      6,321
--------------------------------------------------------------------------
 EQ/International Equity Index
--------------------------------------------------------------------------
   Unit value                             $ 11.14    $ 11.04    $ 11.43
--------------------------------------------------------------------------
   Number of units outstanding (000's)      1,202      1,095        614
--------------------------------------------------------------------------
 EQ/Invesco Comstock
--------------------------------------------------------------------------
   Unit value                             $ 20.29    $ 17.51    $ 18.91
--------------------------------------------------------------------------
   Number of units outstanding (000's)        937        957        827
--------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

----------------------------------------------------------------------------
                                            For the year ending December 31,
                                            --------------------------------
 Portfolio Name*                             2016       2015       2014
----------------------------------------------------------------------------
 EQ/Large Cap Growth Index
----------------------------------------------------------------------------
   Unit value                               $21.51     $20.50     $19.80
----------------------------------------------------------------------------
   Number of units outstanding (000's)       1,094        867        654
----------------------------------------------------------------------------
 EQ/Large Cap Value Index
----------------------------------------------------------------------------
   Unit value                               $20.64     $17.95     $19.03
----------------------------------------------------------------------------
   Number of units outstanding (000's)         729        623        445
----------------------------------------------------------------------------
 EQ/MFS International Growth
----------------------------------------------------------------------------
   Unit value                               $12.65     $12.57     $12.71
----------------------------------------------------------------------------
   Number of units outstanding (000's)       1,048        981        797
----------------------------------------------------------------------------
 EQ/Mid Cap Index
----------------------------------------------------------------------------
   Unit value                               $23.31     $19.69     $20.54
----------------------------------------------------------------------------
   Number of units outstanding (000's)       1,417      1,171        873
----------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------
   Unit value                               $ 9.12     $ 9.24     $ 9.36
----------------------------------------------------------------------------
   Number of units outstanding (000's)       5,367      3,966      2,305
----------------------------------------------------------------------------
 EQ/Oppenheimer Global
----------------------------------------------------------------------------
   Unit value                               $15.71     $15.91     $15.62
----------------------------------------------------------------------------
   Number of units outstanding (000's)       1,591      1,622      1,226
----------------------------------------------------------------------------
 EQ/PIMCO Global Real Return
----------------------------------------------------------------------------
   Unit value                               $10.45     $ 9.59     $ 9.95
----------------------------------------------------------------------------
   Number of units outstanding (000's)         665        424        236
----------------------------------------------------------------------------
 EQ/PIMCO Ultra Short Bond
----------------------------------------------------------------------------
   Unit value                               $ 9.51     $ 9.45     $ 9.60
----------------------------------------------------------------------------
   Number of units outstanding (000's)       1,734      1,568      1,378
----------------------------------------------------------------------------
 Eaton Vance VT Floating-Rate Income Fund
----------------------------------------------------------------------------
   Unit value                               $10.45     $ 9.72         --
----------------------------------------------------------------------------
   Number of units outstanding (000's)         375        197         --
----------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------
   Unit value                               $22.84     $19.20     $20.38
----------------------------------------------------------------------------
   Number of units outstanding (000's)         959        799        577
----------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
----------------------------------------------------------------------------
   Unit value                               $21.56     $21.56     $19.82
----------------------------------------------------------------------------
   Number of units outstanding (000's)       3,158      2,810      2,063
----------------------------------------------------------------------------
 Fidelity(R) VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------
   Unit value                               $19.76     $18.59     $18.75
----------------------------------------------------------------------------
   Number of units outstanding (000's)       4,315      4,103      3,348
----------------------------------------------------------------------------
 Fidelity(R) VIP Mid Cap Portfolio
----------------------------------------------------------------------------
   Unit value                               $19.34     $17.50     $18.03
----------------------------------------------------------------------------
   Number of units outstanding (000's)       2,072      1,980      1,568
----------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

------------------------------------------------------------------------------------------------
                                                                For the year ending December 31,
                                                                --------------------------------
 Portfolio Name*                                                 2016       2015       2014
------------------------------------------------------------------------------------------------
 Fidelity(R) VIP Strategic Income Portfolio
------------------------------------------------------------------------------------------------
   Unit value                                                   $12.71     $11.92     $12.32
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           3,546      2,881      2,133
------------------------------------------------------------------------------------------------
 First Trust Multi Income Allocation Portfolio
------------------------------------------------------------------------------------------------
   Unit value                                                   $10.46     $ 9.70     $10.16
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                              95         49         16
------------------------------------------------------------------------------------------------
 First Trust/Dow Jones Dividend & Income Allocation Portfolio
------------------------------------------------------------------------------------------------
   Unit value                                                   $13.63     $12.35     $12.51
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           1,351        817        432
------------------------------------------------------------------------------------------------
 Franklin Founding Funds Allocation VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $15.06     $13.49     $14.57
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             660        684        703
------------------------------------------------------------------------------------------------
 Franklin Income VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $14.65     $13.01     $14.19
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           2,369      2,469      2,040
------------------------------------------------------------------------------------------------
 Franklin Rising Dividends VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $13.98     $12.21     $12.84
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           2,386      1,888      1,550
------------------------------------------------------------------------------------------------
 Franklin Strategic Income VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $12.98     $12.18     $12.84
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           3,056      2,914      2,500
------------------------------------------------------------------------------------------------
 Goldman Sachs VIT Mid Cap Value Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $20.26     $18.12     $20.29
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           1,014      1,033        889
------------------------------------------------------------------------------------------------
 Hartford Capital Appreciation HLS Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $10.42     $10.06     $10.14
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             691        554        118
------------------------------------------------------------------------------------------------
 Hartford Growth Opportunities HLS Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $11.58     $11.85     $10.80
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           1,114        885         98
------------------------------------------------------------------------------------------------
 Invesco V.I. Diversified Dividend Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $19.97     $17.67     $17.58
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           2,267      1,264        582
------------------------------------------------------------------------------------------------
 Invesco V.I. Equity and Income Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $10.85     $ 9.57         --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             807        428         --
------------------------------------------------------------------------------------------------
 Invesco V.I. Global Real Estate Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $15.28     $15.21     $15.68
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                           2,773      2,783      2,423
------------------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

---------------------------------------------------------------------------------------
                                                       For the year ending December 31,
                                                       --------------------------------
 Portfolio Name*                                        2016       2015       2014
---------------------------------------------------------------------------------------
 Invesco V.I. High Yield Fund
---------------------------------------------------------------------------------------
   Unit value                                          $12.33     $11.27     $11.82
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,405      1,292      1,045
---------------------------------------------------------------------------------------
 Invesco V.I. International Growth Fund
---------------------------------------------------------------------------------------
   Unit value                                          $12.98     $13.24     $13.77
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  2,062      2,021      1,681
---------------------------------------------------------------------------------------
 Invesco V.I. Mid Cap Core Equity Fund
---------------------------------------------------------------------------------------
   Unit value                                          $16.17     $14.48     $15.32
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    590        559        470
---------------------------------------------------------------------------------------
 Invesco V.I. Small Cap Equity Fund
---------------------------------------------------------------------------------------
   Unit value                                          $20.72     $18.77     $20.18
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    460        387        253
---------------------------------------------------------------------------------------
 Ivy VIP Asset Strategy
---------------------------------------------------------------------------------------
   Unit value                                          $10.65     $11.08     $12.25
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,541      1,837      1,962
---------------------------------------------------------------------------------------
 Ivy VIP Dividend Opportunities
---------------------------------------------------------------------------------------
   Unit value                                          $17.34     $16.43     $16.99
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    526        560        524
---------------------------------------------------------------------------------------
 Ivy VIP Energy
---------------------------------------------------------------------------------------
   Unit value                                          $12.67     $ 9.54     $12.42
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,872      1,617      1,315
---------------------------------------------------------------------------------------
 Ivy VIP Global Natural Resources/(10)/
---------------------------------------------------------------------------------------
   Unit value                                          $ 7.97     $ 6.52     $ 8.51
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    895        902        858
---------------------------------------------------------------------------------------
 Ivy VIP High Income
---------------------------------------------------------------------------------------
   Unit value                                          $16.49     $14.38     $15.58
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  4,604      4,507      4,025
---------------------------------------------------------------------------------------
 Ivy VIP Mid Cap Growth
---------------------------------------------------------------------------------------
   Unit value                                          $19.81     $18.91     $20.34
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,570      1,540      1,320
---------------------------------------------------------------------------------------
 Ivy VIP Science and Technology
---------------------------------------------------------------------------------------
   Unit value                                          $20.89     $20.84     $21.74
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,721      1,755      1,445
---------------------------------------------------------------------------------------
 Ivy VIP Small Cap Growth
---------------------------------------------------------------------------------------
   Unit value                                          $17.84     $17.56     $17.46
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    836        839        605
---------------------------------------------------------------------------------------
 Lazard Retirement Emerging Markets Equity Portfolio
---------------------------------------------------------------------------------------
   Unit value                                          $10.40     $ 8.73     $11.06
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  4,388      4,303      3,914
---------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

--------------------------------------------------------------------------------------------------
                                                                  For the year ending December 31,
                                                                  --------------------------------
 Portfolio Name*                                                   2016       2015       2014
--------------------------------------------------------------------------------------------------
 Lord Abbett Series Fund -- Bond Debenture Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $13.21     $11.94     $12.28
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             3,072      2,524      1,193
--------------------------------------------------------------------------------------------------
 MFS(R) Investors Trust Series
--------------------------------------------------------------------------------------------------
   Unit value                                                     $19.10     $17.87     $18.11
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               299        302        259
--------------------------------------------------------------------------------------------------
 MFS(R) Massachusetts Investors Growth Stock Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $19.06     $18.24         --
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               381        345         --
--------------------------------------------------------------------------------------------------
 MFS(R) Utilities Series
--------------------------------------------------------------------------------------------------
   Unit value                                                     $16.86     $15.36     $18.25
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             1,610      1,516      1,258
--------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------------
   Unit value                                                     $19.05     $18.66     $18.18
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               381        360        287
--------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
--------------------------------------------------------------------------------------------------
   Unit value                                                     $22.01     $20.89     $21.49
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               417        428        330
--------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
--------------------------------------------------------------------------------------------------
   Unit value                                                     $24.31     $20.68     $22.18
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               276        230        198
--------------------------------------------------------------------------------------------------
 Multimanager Technology
--------------------------------------------------------------------------------------------------
   Unit value                                                     $11.06     $10.28         --
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               352        135         --
--------------------------------------------------------------------------------------------------
 Neuberger Berman Absolute Return Multi-Manager Portfolio/(11)/
--------------------------------------------------------------------------------------------------
   Unit value                                                     $ 9.04     $ 9.22     $ 9.84
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                77         33         10
--------------------------------------------------------------------------------------------------
 Neuberger Berman International Equity Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $ 9.07     $ 9.36     $ 9.34
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               153        121         37
--------------------------------------------------------------------------------------------------
 PIMCO CommodityRealReturn(R) Strategy Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $ 6.89     $ 6.08     $ 8.29
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             1,391      1,435      1,326
--------------------------------------------------------------------------------------------------
 PIMCO Real Return Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $11.37     $10.97     $11.43
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             3,229      3,271      3,349
--------------------------------------------------------------------------------------------------
 PIMCO Total Return Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $11.71     $11.57     $11.68
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             7,160      6,778      6,307
--------------------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

--------------------------------------------------------------------------------------
                                                      For the year ending December 31,
                                                      --------------------------------
 Portfolio Name*                                       2016       2015       2014
--------------------------------------------------------------------------------------
 ProFund VP Biotechnology
--------------------------------------------------------------------------------------
   Unit value                                         $27.68     $33.17     $32.54
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 1,030      1,074        779
--------------------------------------------------------------------------------------
 Putnam VT Diversified Income Fund
--------------------------------------------------------------------------------------
   Unit value                                         $ 9.64     $ 9.26     $ 9.61
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   230        208         91
--------------------------------------------------------------------------------------
 QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
--------------------------------------------------------------------------------------
   Unit value                                         $ 9.21     $ 9.38     $10.05
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   201        189         41
--------------------------------------------------------------------------------------
 T. Rowe Price Health Sciences Portfolio -- II
--------------------------------------------------------------------------------------
   Unit value                                         $31.79     $36.07     $32.49
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 2,012      2,006      1,356
--------------------------------------------------------------------------------------
 Templeton Developing Markets VIP Fund
--------------------------------------------------------------------------------------
   Unit value                                         $ 9.02     $ 7.78     $ 9.80
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   664        623        503
--------------------------------------------------------------------------------------
 Templeton Global Bond VIP Fund
--------------------------------------------------------------------------------------
   Unit value                                         $12.21     $12.01     $12.72
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 5,998      6,273      5,711
--------------------------------------------------------------------------------------
 VanEck VIP Global Hard Assets Fund
--------------------------------------------------------------------------------------
   Unit value                                         $ 8.80     $ 6.21     $ 9.49
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 1,999      1,979      1,980
--------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.65%.

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016.

-----------------------------------------------------------------------------------------------------------
                                                                           For the year ending December 31,
                                                                           --------------------------------
 Portfolio Name*                                                            2016       2015       2014
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 7Twelve/TM/ Balanced Portfolio
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 10.64    $  9.91    $ 10.87
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         817        985      1,038
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 AB VPS International Growth
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  9.97    $ 10.90    $ 11.33
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         121        144        147
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 All Asset Growth-Alt 20
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 13.91    $ 12.90    $ 13.66
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         156        149        150
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 All Asset Moderate Growth-Alt 15/(1)/
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 10.83    $ 10.14    $ 10.71
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         111         99         75
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 American Century VP Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 23.38    $ 19.37    $ 20.01
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         580        502        397
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 American Funds Insurance Series(R) Bond Fund/SM/
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  9.94    $  9.83    $ 10.01
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         685        547        191
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 American Funds Insurance Series(R) Global Small Capitalization Fund/SM/
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 11.49    $ 11.47    $ 11.67
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         117        114         56
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 American Funds Insurance Series(R) New World Fund(R)
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $  9.58    $  9.27    $  9.76
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                         450        398        307
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 AXA Aggressive Strategy
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 13.83    $ 12.89    $ 13.26
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                      21,125     18,444     13,125
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 AXA Balanced Strategy
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 13.08    $ 12.55    $ 12.84
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                      24,626     24,519     22,803
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 AXA Conservative Growth Strategy
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 12.38    $ 11.99    $ 12.25
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                      12,679     12,097     11,360
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 AXA Conservative Strategy
-----------------------------------------------------------------------------------------------------------
   Unit value                                                              $ 11.02    $ 10.90    $ 11.10
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                       9,845      8,754      6,967
-----------------------------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

------------------------------------------------------------------------------------
                                                    For the year ending December 31,
                                                    --------------------------------
 Portfolio Name*                                     2016       2015       2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA Growth Strategy
------------------------------------------------------------------------------------
   Unit value                                       $ 14.59    $ 13.72    $ 14.09
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               21,350     19,400     15,228
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA International Core Managed Volatility
------------------------------------------------------------------------------------
   Unit value                                       $ 10.04    $ 10.18    $ 10.82
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   78         88         80
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA Large Cap Value Managed Volatility
------------------------------------------------------------------------------------
   Unit value                                       $ 18.67    $ 16.46    $ 17.43
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   90         89         53
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA Mid Cap Value Managed Volatility
------------------------------------------------------------------------------------
   Unit value                                       $ 20.68    $ 17.87    $ 18.84
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   44         48         42
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------
   Unit value                                       $ 12.82    $ 12.38    $ 12.70
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  821        877        758
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA Moderate Growth Strategy
------------------------------------------------------------------------------------
   Unit value                                       $ 13.83    $ 13.13    $ 13.46
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               59,827     59,870     58,408
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA Natural Resources/(2)/
------------------------------------------------------------------------------------
   Unit value                                       $  8.22    $  6.45    $  8.84
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   84         31          9
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA Real Estate/(3)/
------------------------------------------------------------------------------------
   Unit value                                       $ 10.98    $ 10.67    $ 11.07
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  176        130         58
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/AB Dynamic Growth
------------------------------------------------------------------------------------
   Unit value                                       $  9.64    $  9.42         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                4,081      1,581         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/AB Dynamic Moderate Growth
------------------------------------------------------------------------------------
   Unit value                                       $ 11.80    $ 11.57    $ 11.83
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               32,215     32,655     29,589
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/AB Small Cap Growth
------------------------------------------------------------------------------------
   Unit value                                       $ 22.96    $ 20.74    $ 21.71
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  228        234        203
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/DoubleLine Opportunistic Core Plus Bond/(4)/
------------------------------------------------------------------------------------
   Unit value                                       $ 10.03    $  9.73         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   20          7         --
------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

------------------------------------------------------------------------------------
                                                    For the year ending December 31,
                                                    --------------------------------
 Portfolio Name*                                     2016       2015       2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/Goldman Sachs Strategic Allocation
------------------------------------------------------------------------------------
   Unit value                                       $ 9.98     $ 9.58         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               3,612      1,650         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/Invesco Strategic Allocation
------------------------------------------------------------------------------------
   Unit value                                       $ 9.62     $ 9.48         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               1,800        800         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/Janus Enterprise
------------------------------------------------------------------------------------
   Unit value                                       $15.08     $16.02     $17.24
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 326        382        449
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/Legg Mason Strategic Allocation
------------------------------------------------------------------------------------
   Unit value                                       $10.54         --         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 495         --         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 AXA/Loomis Sayles Growth
------------------------------------------------------------------------------------
   Unit value                                       $18.82     $17.92     $16.33
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 212        142        141
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 BlackRock Global Allocation V.I. Fund
------------------------------------------------------------------------------------
   Unit value                                       $12.57     $12.31     $12.64
------------------------------------------------------------------------------------
   Number of units outstanding (000's)               1,066      1,193      1,100
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 BlackRock Large Cap Growth V.I. Fund/(5)/
------------------------------------------------------------------------------------
   Unit value                                       $20.73     $19.60     $19.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 222        205        157
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Charter/SM/ Moderate
------------------------------------------------------------------------------------
   Unit value                                       $ 9.88     $ 9.45         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   6          6         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Charter/SM/ Moderate Growth
------------------------------------------------------------------------------------
   Unit value                                       $ 9.87     $ 9.40         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  44         11         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Charter/SM/ Small Cap Value
------------------------------------------------------------------------------------
   Unit value                                       $17.30     $14.04     $16.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 168        208        179
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 ClearBridge Variable Aggressive Growth Portfolio
------------------------------------------------------------------------------------
   Unit value                                       $10.16     $10.23     $10.61
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 264        233         27
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 ClearBridge Variable Appreciation Portfolio
------------------------------------------------------------------------------------
   Unit value                                       $10.62     $ 9.87         --
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  58         38         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 ClearBridge Variable Dividend Strategy Portfolio
------------------------------------------------------------------------------------
   Unit value                                       $11.21     $ 9.93     $10.57
------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  65         26          2
------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

----------------------------------------------------------------------------
                                            For the year ending December 31,
                                            --------------------------------
 Portfolio Name*                             2016       2015       2014
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 ClearBridge Variable Mid Cap Portfolio
----------------------------------------------------------------------------
   Unit value                               $10.55     $ 9.83         --
----------------------------------------------------------------------------
   Number of units outstanding (000's)          37         14         --
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 Eaton Vance VT Floating-Rate Income Fund
----------------------------------------------------------------------------
   Unit value                               $10.38     $ 9.69         --
----------------------------------------------------------------------------
   Number of units outstanding (000's)          43         31         --
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
----------------------------------------------------------------------------
   Unit value                               $19.16     $16.52     $17.89
----------------------------------------------------------------------------
   Number of units outstanding (000's)         913        998      1,091
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income/(6)/
----------------------------------------------------------------------------
   Unit value                               $19.58     $17.62     $18.23
----------------------------------------------------------------------------
   Number of units outstanding (000's)         172        223        209
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/Common Stock Index
----------------------------------------------------------------------------
   Unit value                               $20.60     $18.75     $19.07
----------------------------------------------------------------------------
   Number of units outstanding (000's)         190        189        128
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/Core Bond Index
----------------------------------------------------------------------------
   Unit value                               $10.35     $10.38     $10.51
----------------------------------------------------------------------------
   Number of units outstanding (000's)       5,925      6,428      6,457
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/Emerging Markets Equity PLUS
----------------------------------------------------------------------------
   Unit value                               $ 7.70     $ 7.14     $ 8.87
----------------------------------------------------------------------------
   Number of units outstanding (000's)          48         31         26
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/Equity 500 Index
----------------------------------------------------------------------------
   Unit value                               $20.45     $18.69     $18.86
----------------------------------------------------------------------------
   Number of units outstanding (000's)       1,355      1,182        953
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions/(7)/
----------------------------------------------------------------------------
   Unit value                               $13.27     $12.53     $12.42
----------------------------------------------------------------------------
   Number of units outstanding (000's)         163        168        172
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/GAMCO Small Company Value/(8)/
----------------------------------------------------------------------------
   Unit value                               $23.80     $19.63     $21.17
----------------------------------------------------------------------------
   Number of units outstanding (000's)       1,304      1,387      1,451
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/High Yield Bond/(9)/
----------------------------------------------------------------------------
   Unit value                               $11.02     $10.02     $10.52
----------------------------------------------------------------------------
   Number of units outstanding (000's)          79         70         43
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/Intermediate Government Bond
----------------------------------------------------------------------------
   Unit value                               $ 9.82     $ 9.94     $10.07
----------------------------------------------------------------------------
   Number of units outstanding (000's)       2,202      2,323      2,521
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 EQ/International Equity Index
----------------------------------------------------------------------------
   Unit value                               $10.86     $10.81     $11.23
----------------------------------------------------------------------------
   Number of units outstanding (000's)         391        350        171
----------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

---------------------------------------------------------------------------
                                           For the year ending December 31,
                                           --------------------------------
 Portfolio Name*                            2016       2015       2014
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/Invesco Comstock
---------------------------------------------------------------------------
   Unit value                              $19.78     $17.14     $18.57
---------------------------------------------------------------------------
   Number of units outstanding (000's)        261        307        357
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/Large Cap Growth Index
---------------------------------------------------------------------------
   Unit value                              $20.98     $20.05     $19.45
---------------------------------------------------------------------------
   Number of units outstanding (000's)        192        175        126
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/Large Cap Value Index
---------------------------------------------------------------------------
   Unit value                              $20.12     $17.57     $18.69
---------------------------------------------------------------------------
   Number of units outstanding (000's)        149        127         85
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/MFS International Growth
---------------------------------------------------------------------------
   Unit value                              $12.34     $12.30     $12.48
---------------------------------------------------------------------------
   Number of units outstanding (000's)        247        254        311
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/Mid Cap Index
---------------------------------------------------------------------------
   Unit value                              $22.72     $19.27     $20.17
---------------------------------------------------------------------------
   Number of units outstanding (000's)        370        300        325
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------
   Unit value                              $ 8.89     $ 9.04     $ 9.19
---------------------------------------------------------------------------
   Number of units outstanding (000's)        883        902        757
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/Oppenheimer Global
---------------------------------------------------------------------------
   Unit value                              $15.32     $15.57     $15.34
---------------------------------------------------------------------------
   Number of units outstanding (000's)        403        492        440
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/PIMCO Global Real Return
---------------------------------------------------------------------------
   Unit value                              $10.30     $ 9.49     $ 9.89
---------------------------------------------------------------------------
   Number of units outstanding (000's)         72         62         32
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/PIMCO Ultra Short Bond
---------------------------------------------------------------------------
   Unit value                              $ 9.27     $ 9.24     $ 9.42
---------------------------------------------------------------------------
   Number of units outstanding (000's)        388        394        416
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------
   Unit value                              $22.26     $18.78     $20.01
---------------------------------------------------------------------------
   Number of units outstanding (000's)        253        209        291
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 EQ/T. Rowe Price Growth Stock
---------------------------------------------------------------------------
   Unit value                              $21.03     $21.09     $19.46
---------------------------------------------------------------------------
   Number of units outstanding (000's)        852        858        659
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Fidelity(R) VIP Contrafund(R) Portfolio
---------------------------------------------------------------------------
   Unit value                              $19.27     $18.18     $18.41
---------------------------------------------------------------------------
   Number of units outstanding (000's)      1,091      1,222      1,172
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Fidelity(R) VIP Mid Cap Portfolio
---------------------------------------------------------------------------
   Unit value                              $18.85     $17.13     $17.70
---------------------------------------------------------------------------
   Number of units outstanding (000's)        471        490        438
---------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

------------------------------------------------------------------------------------------------
                                                                For the year ending December 31,
                                                                --------------------------------
 Portfolio Name*                                                 2016       2015       2014
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Fidelity(R) VIP Strategic Income Portfolio
------------------------------------------------------------------------------------------------
   Unit value                                                   $12.40     $11.67     $12.10
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             825        810        874
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 First Trust Multi Income Allocation Portfolio
------------------------------------------------------------------------------------------------
   Unit value                                                   $10.37     $ 9.65     $10.14
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                              28          9          1
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 First Trust/Dow Jones Dividend & Income Allocation Portfolio
------------------------------------------------------------------------------------------------
   Unit value                                                   $13.40     $12.19     $12.39
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             387        253        108
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Franklin Founding Funds Allocation VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $14.70     $13.20     $14.31
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             118        145        222
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Franklin Income VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $14.29     $12.74     $13.94
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             498        571        667
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Franklin Rising Dividends VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $13.79     $12.09     $12.75
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             570        502        439
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Franklin Strategic Income VIP Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $12.65     $11.92     $12.60
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             651        762        722
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Goldman Sachs VIT Mid Cap Value Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $19.75     $17.73     $19.92
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             279        334        345
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Hartford Capital Appreciation HLS Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $10.33     $10.00     $10.12
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             122        102         10
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Hartford Growth Opportunities HLS Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $11.47     $11.78     $10.78
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             145        113          5
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Invesco V.I. Diversified Dividend Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $17.35     $15.40     $15.38
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             328        218         95
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Invesco V.I. Equity and Income Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $10.77     $ 9.54         --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                              43         18         --
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Invesco V.I. Global Real Estate Fund
------------------------------------------------------------------------------------------------
   Unit value                                                   $14.90     $14.88     $15.40
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             795        893        918
------------------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

---------------------------------------------------------------------------------------
                                                       For the year ending December 31,
                                                       --------------------------------
 Portfolio Name*                                        2016       2015       2014
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Invesco V.I. High Yield Fund
---------------------------------------------------------------------------------------
   Unit value                                          $12.08     $11.08     $11.66
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    482        455        255
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Invesco V.I. International Growth Fund
---------------------------------------------------------------------------------------
   Unit value                                          $12.65     $12.95     $13.53
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    373        382        383
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Invesco V.I. Mid Cap Core Equity Fund
---------------------------------------------------------------------------------------
   Unit value                                          $15.77     $14.17     $15.05
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     66         66         69
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Invesco V.I. Small Cap Equity Fund
---------------------------------------------------------------------------------------
   Unit value                                          $20.20     $18.37     $19.81
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     65         67         56
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP Asset Strategy
---------------------------------------------------------------------------------------
   Unit value                                          $10.43     $10.89     $12.08
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    378        617        831
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP Dividend Opportunities
---------------------------------------------------------------------------------------
   Unit value                                          $16.91     $16.08     $16.69
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    174        200        216
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP Energy
---------------------------------------------------------------------------------------
   Unit value                                          $12.36     $ 9.34     $12.19
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    381        351        313
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP Global Natural Resources/(10)/
---------------------------------------------------------------------------------------
   Unit value                                          $ 7.77     $ 6.38     $ 8.36
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    271        267        308
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP High Income
---------------------------------------------------------------------------------------
   Unit value                                          $16.07     $14.07     $15.30
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,255      1,350      1,594
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP Mid Cap Growth
---------------------------------------------------------------------------------------
   Unit value                                          $19.31     $18.50     $19.97
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    272        310        293
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP Science and Technology
---------------------------------------------------------------------------------------
   Unit value                                          $20.37     $20.39     $21.35
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    403        453        395
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Ivy VIP Small Cap Growth
---------------------------------------------------------------------------------------
   Unit value                                          $17.39     $17.18     $17.15
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    231        247        213
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Lazard Retirement Emerging Markets Equity Portfolio
---------------------------------------------------------------------------------------
   Unit value                                          $10.14     $ 8.54     $10.86
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,094      1,246      1,318
---------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

--------------------------------------------------------------------------------------------------
                                                                  For the year ending December 31,
                                                                  --------------------------------
 Portfolio Name*                                                   2016       2015       2014
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Lord Abbett Series Fund -- Bond Debenture Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $12.94     $11.73     $12.11
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               787        784        340
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 MFS(R) Investors Trust Series
--------------------------------------------------------------------------------------------------
   Unit value                                                     $18.63     $17.48     $17.79
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                68         73         77
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 MFS(R) Massachusetts Investors Growth Stock Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $18.58     $17.85         --
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                87         78         --
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 MFS(R) Utilities Series
--------------------------------------------------------------------------------------------------
   Unit value                                                     $16.44     $15.03     $17.92
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               272        286        318
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
--------------------------------------------------------------------------------------------------
   Unit value                                                     $18.35     $18.03     $17.63
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               178        190        175
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
--------------------------------------------------------------------------------------------------
   Unit value                                                     $21.02     $20.01     $20.66
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               188        201        169
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
--------------------------------------------------------------------------------------------------
   Unit value                                                     $23.20     $19.81     $21.33
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               118        133        128
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Multimanager Technology
--------------------------------------------------------------------------------------------------
   Unit value                                                     $10.98     $10.25         --
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                94         61         --
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Neuberger Berman Absolute Return Multi-Manager Portfolio/(11)/
--------------------------------------------------------------------------------------------------
   Unit value                                                     $ 8.96     $ 9.17     $ 9.82
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                10          9          2
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Neuberger Berman International Equity Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $ 8.99     $ 9.31     $ 9.32
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                                30         20         12
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PIMCO CommodityRealReturn(R) Strategy Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $ 6.72     $ 5.95     $ 8.14
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                               395        459        484
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PIMCO Real Return Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $11.09     $10.73     $11.22
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             1,033      1,230      1,486
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PIMCO Total Return Portfolio
--------------------------------------------------------------------------------------------------
   Unit value                                                     $11.42     $11.32     $11.47
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                             2,070      2,179      2,541
--------------------------------------------------------------------------------------------------

                 Appendix IX: Condensed financial information

Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2016. (continued)

--------------------------------------------------------------------------------------
                                                      For the year ending December 31,
                                                      --------------------------------
 Portfolio Name*                                       2016       2015       2014
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 ProFund VP Biotechnology
--------------------------------------------------------------------------------------
   Unit value                                         $26.98     $32.46     $31.95
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   238        271        220
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Putnam VT Diversified Income Fund
--------------------------------------------------------------------------------------
   Unit value                                         $ 9.55     $ 9.21     $ 9.59
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    45         33         --
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
--------------------------------------------------------------------------------------
   Unit value                                         $ 9.13     $ 9.32     $10.03
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    21         34          5
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 T. Rowe Price Health Sciences Portfolio-II
--------------------------------------------------------------------------------------
   Unit value                                         $30.99     $35.29     $31.91
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   403        480        349
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Templeton Developing Markets VIP Fund
--------------------------------------------------------------------------------------
   Unit value                                         $ 8.79     $ 7.61     $ 9.63
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   230        173        178
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Templeton Global Bond VIP Fund
--------------------------------------------------------------------------------------
   Unit value                                         $11.90     $11.76     $12.49
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 1,546      1,871      2,107
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 VanEck VIP Global Hard Assets Fund
--------------------------------------------------------------------------------------
   Unit value                                         $ 8.58     $ 6.08     $ 9.31
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   494        487        572
--------------------------------------------------------------------------------------

(*)The table above reflects the variable investment option's name as of December 31, 2016. The table below reflects the variable investment option's name change which went into effect on May 19, 2017 or June 12, 2017, respectively. The number in the ''FN'' column corresponds with the number contained in the table above.

--------------------------------------------
 FN   Current Variable Option Name
--------------------------------------------
(1)   1290 VT Doubleline Dynamic Allocation
--------------------------------------------
(2)   1290 VT Natural Resources
--------------------------------------------
(3)   1290 VT Real Estate
--------------------------------------------
(4)   1290 VT Doubleline Opportunisitc Bond
--------------------------------------------
(5)   BlackRock Large Cap Focus Growth V.I.
      Fund
--------------------------------------------
(6)   1290 VT Equity Income
--------------------------------------------
(7)   1290 VT GAMCO Mergers & Acquisitions
--------------------------------------------
(8)   1290 VT GAMCO Small Company Value
--------------------------------------------
(9)   1290 VT High Yield Bond
--------------------------------------------
(10)  IVY VIP Natural Resources
--------------------------------------------
(11)  Neuberger Berman U.S. Equity Index
      Putwrite Strategy
--------------------------------------------

                 Appendix IX: Condensed financial information

Statement of additional information

--------------------------------------------------------------------------------

Table of contents

                                                                            Page

Who is AXA Equitable?                                                        2

Unit Values                                                                  2

Custodian and Independent Registered Public Accounting Firm                  2

Distribution of the Contracts                                                2

Financial Statements                                                         2

How to obtain a Retirement Cornerstone(R) Series 17 Statement of Additional Information for Separate Account No. 70

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

------------------------------------------------------------------------------------------------------
Please send me a Retirement Cornerstone(R) Series 17 SAI for Separate Account No. 70 dated
December 22, 2017.
------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------
Address
------------------------------------------------------------------------------------------------------
City                                                                                       State  Zip

                                                                        #433239

Retirement Cornerstone(R) Series 17

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 22, 2017


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Retirement Cornerstone(R) Series Prospectus, dated December 22, 2017. That Prospectus provides detailed information concerning the contracts and the variable investment options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 70. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

             TABLE OF CONTENTS

             Who is AXA Equitable?                              2

             Unit Values                                        2

             Custodian and Independent Registered Public
               Accounting Firm                                  2

             Distribution of the Contracts                      2

             Financial Statements                               2




             Copyright 2017 AXA Equitable Life Insurance Company.
 All rights reserved. Retirement Cornerstone(R) is a registered trademark mark of AXA Equitable Life Insurance Company.

                                                Retirement Cornerstone Series 17
                                                                         #433239

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Retirement Cornerstone(R) Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period, multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to, or withdrawn from, the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily separate account charge, times the number of calendar days in the valuation period. The daily separate account charge is made up of an operations charge, an administration charge and a distribution charge. These daily charges are at an effective annual rate of 1.30% for Series B and 1.65% for Series CP.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 70.

The financial statements of the Separate Account at December 31, 2016, and the consolidated financial statements of AXA Equitable at December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCooper LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 70, AXA Equitable paid AXA Distributors, LLC, distribution fees of $507,645,857 in 2016, $490,800,838 in 2015 and $516,811,792 in 2014, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70. Of these amounts, for each of these three years, AXA Distributors, LLC retained $7,262,669, $0 and $0, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 70 AXA Equitable paid AXA Advisors a fee of $0 in 2016, $0 in 2015 and $325,380 in 2014. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70, $542,160,541 in 2016, $560,399,960 in 2015 and $571,445,806 in 2014. Of these amounts, AXA Advisors retained $281,641,950, $285,764,982 and $305,637,317, respectively.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 70 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2016............   FSA-3
   Statements of Operations for the Year or Period Ended December 31,
     2016.............................................................  FSA-70
   Statements of Changes in Net Assets for the Years or Periods Ended
     December 31, 2016 and 2015....................................... FSA-105
   Notes to Financial Statements...................................... FSA-185

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............     F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2016 and 2015............     F-2
   Consolidated Statements of Earnings (Loss), Years Ended
     December 31, 2016, 2015 and 2014.................................     F-3
   Consolidated Statements of Comprehensive Income (Loss), Years
     Ended December 31, 2016, 2015 and 2014...........................     F-4
   Consolidated Statements of Equity, Years Ended December 31, 2016,
     2015 and 2014....................................................     F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2016, 2015 and 2014..............................................     F-6
   Notes to Consolidated Financial Statements.........................     F-8

                                 FSA-1  #324902

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Account No. 70 of AXA Equitable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Investment Options constituting Separate Account No. 70 of AXA Equitable Life Insurance Company ("AXA Equitable"), indicated in Note 1, as of December 31, 2016, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2017

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016


                                                                              7TWELVE/TM/ AB VPS BALANCED  AB VPS GLOBAL
                                                             1290 VT SOCIALLY  BALANCED   WEALTH STRATEGY THEMATIC GROWTH
                                                               RESPONSIBLE*   PORTFOLIO     PORTFOLIO**     PORTFOLIO**
                                                             ---------------- ----------- --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $3,503,125    $74,489,344   $5,298,892       $488,698
Receivable for shares of the Portfolios sold................            --          2,470          211             15
Receivable for policy-related transactions..................         3,868             --           --             --
                                                                ----------    -----------   ----------       --------
   Total assets.............................................     3,506,993     74,491,814    5,299,103        488,713
                                                                ----------    -----------   ----------       --------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         3,868             --           --             --
Payable for policy-related transactions.....................            --          2,470          211             --
                                                                ----------    -----------   ----------       --------
   Total liabilities........................................         3,868          2,470          211             --
                                                                ----------    -----------   ----------       --------
NET ASSETS..................................................    $3,503,125    $74,489,344   $5,298,892       $488,713
                                                                ==========    ===========   ==========       ========

NET ASSETS:
Accumulation unit values....................................    $3,503,093    $74,488,549   $5,297,983       $488,713
Retained by AXA Equitable in Separate Account No. 70........            32            795          909             --
                                                                ----------    -----------   ----------       --------
TOTAL NET ASSETS............................................    $3,503,125    $74,489,344   $5,298,892       $488,713
                                                                ==========    ===========   ==========       ========

Investments in shares of the Portfolios, at cost............    $3,465,533    $74,089,821   $5,937,630       $489,105

                                                                              AB VPS
                                                             AB VPS GROWTH INTERNATIONAL
                                                              AND INCOME      GROWTH
                                                              PORTFOLIO**   PORTFOLIO**
                                                             ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $2,944,986    $7,354,230
Receivable for shares of the Portfolios sold................          --            --
Receivable for policy-related transactions..................       2,677         2,425
                                                              ----------    ----------
   Total assets.............................................   2,947,663     7,356,655
                                                              ----------    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       2,677         2,425
Payable for policy-related transactions.....................          --            --
                                                              ----------    ----------
   Total liabilities........................................       2,677         2,425
                                                              ----------    ----------
NET ASSETS..................................................  $2,944,986    $7,354,230
                                                              ==========    ==========

NET ASSETS:
Accumulation unit values....................................  $2,944,943    $7,353,785
Retained by AXA Equitable in Separate Account No. 70........          43           445
                                                              ----------    ----------
TOTAL NET ASSETS............................................  $2,944,986    $7,354,230
                                                              ==========    ==========

Investments in shares of the Portfolios, at cost............  $2,834,304    $7,703,390

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                               AB VPS
                                                             REAL ESTATE      AB VPS
                                                             INVESTMENT    SMALL/MID CAP       ALL ASSET          ALL ASSET
                                                             PORTFOLIO** VALUE PORTFOLIO** AGGRESSIVE-ALT 25* AGGRESSIVE-ALT 50*
                                                             ----------- ----------------- ------------------ ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $4,321,553     $2,851,680        $10,288,114         $2,835,848
Receivable for shares of the Portfolios sold................         --             --                 --                 24
Receivable for policy-related transactions..................      1,775          6,792             12,939                 --
                                                             ----------     ----------        -----------         ----------
   Total assets.............................................  4,323,328      2,858,472         10,301,053          2,835,872
                                                             ----------     ----------        -----------         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      1,702          6,746             12,853                 --
Payable for policy-related transactions.....................         --             --                 --                 24
                                                             ----------     ----------        -----------         ----------
   Total liabilities........................................      1,702          6,746             12,853                 24
                                                             ----------     ----------        -----------         ----------
NET ASSETS.................................................. $4,321,626     $2,851,726        $10,288,200         $2,835,848
                                                             ==========     ==========        ===========         ==========

NET ASSETS:
Accumulation unit values.................................... $4,321,626     $2,851,726        $10,288,200         $  737,112
Retained by AXA Equitable in Separate Account No. 70........         --             --                 --          2,098,736
                                                             ----------     ----------        -----------         ----------
TOTAL NET ASSETS............................................ $4,321,626     $2,851,726        $10,288,200         $2,835,848
                                                             ==========     ==========        ===========         ==========

Investments in shares of the Portfolios, at cost............ $4,429,785     $2,526,582        $10,250,103         $2,964,510


                                                                 ALL ASSET        ALL ASSET
                                                             AGGRESSIVE-ALT 75* GROWTH-ALT 20*
                                                             ------------------ --------------
ASSETS:
Investments in shares of the Portfolios, at fair value......     $3,033,625      $18,358,701
Receivable for shares of the Portfolios sold................             34               --
Receivable for policy-related transactions..................             --            9,661
                                                                 ----------      -----------
   Total assets.............................................      3,033,659       18,368,362
                                                                 ----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............             --            9,661
Payable for policy-related transactions.....................             34               --
                                                                 ----------      -----------
   Total liabilities........................................             34            9,661
                                                                 ----------      -----------
NET ASSETS..................................................     $3,033,625      $18,358,701
                                                                 ==========      ===========

NET ASSETS:
Accumulation unit values....................................     $1,023,116      $18,358,673
Retained by AXA Equitable in Separate Account No. 70........      2,010,509               28
                                                                 ----------      -----------
TOTAL NET ASSETS............................................     $3,033,625      $18,358,701
                                                                 ==========      ===========

Investments in shares of the Portfolios, at cost............     $3,278,236      $18,491,207

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                            AMERICAN
                                                                              ALPS | RED   CENTURY VP   AMERICAN
                                                               ALL ASSET     ROCKS LISTED  INFLATION   CENTURY VP
                                                                MODERATE    PRIVATE EQUITY PROTECTION LARGE COMPANY
                                                             GROWTH-ALT 15*   PORTFOLIO       FUND        VALUE
                                                             -------------- -------------- ---------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $15,064,609     $1,583,670   $4,317,396  $2,365,960
Receivable for shares of the Portfolios sold................       14,302             --           --       1,017
Receivable for policy-related transactions..................           --          1,332        3,627          --
                                                              -----------     ----------   ----------  ----------
   Total assets.............................................   15,078,911      1,585,002    4,321,023   2,366,977
                                                              -----------     ----------   ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............           --          1,332        3,627          --
Payable for policy-related transactions.....................       14,229             --           --       1,017
                                                              -----------     ----------   ----------  ----------
   Total liabilities........................................       14,229          1,332        3,627       1,017
                                                              -----------     ----------   ----------  ----------
NET ASSETS..................................................  $15,064,682     $1,583,670   $4,317,396  $2,365,960
                                                              ===========     ==========   ==========  ==========

NET ASSETS:
Accumulation unit values....................................  $15,064,682     $1,582,394   $4,317,383  $2,365,037
Retained by AXA Equitable in Separate Account No. 70........           --          1,276           13         923
                                                              -----------     ----------   ----------  ----------
TOTAL NET ASSETS............................................  $15,064,682     $1,583,670   $4,317,396  $2,365,960
                                                              ===========     ==========   ==========  ==========

Investments in shares of the Portfolios, at cost............  $15,051,809     $1,501,680   $4,368,141  $2,134,697

                                                                            AMERICAN FUNDS
                                                                               INSURANCE
                                                                AMERICAN    SERIES(R) ASSET
                                                             CENTURY VP MID   ALLOCATION
                                                             CAP VALUE FUND    FUND/SM/
                                                             -------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $112,925,165    $27,035,047
Receivable for shares of the Portfolios sold................            --             --
Receivable for policy-related transactions..................       368,173          5,520
                                                              ------------    -----------
   Total assets.............................................   113,293,338     27,040,567
                                                              ------------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       385,134          5,520
Payable for policy-related transactions.....................            --             --
                                                              ------------    -----------
   Total liabilities........................................       385,134          5,520
                                                              ------------    -----------
NET ASSETS..................................................  $112,908,204    $27,035,047
                                                              ============    ===========

NET ASSETS:
Accumulation unit values....................................  $112,886,998    $27,035,047
Retained by AXA Equitable in Separate Account No. 70........        21,206             --
                                                              ------------    -----------
TOTAL NET ASSETS............................................  $112,908,204    $27,035,047
                                                              ============    ===========

Investments in shares of the Portfolios, at cost............  $ 99,704,411    $26,408,368

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                AMERICAN
                                                                                                 FUNDS
                                                                AMERICAN        AMERICAN       INSURANCE
                                                                 FUNDS           FUNDS         SERIES(R)      AMERICAN FUNDS
                                                               INSURANCE       INSURANCE      GLOBAL SMALL  INSURANCE SERIES(R)
                                                             SERIES(R) BOND SERIES(R) GLOBAL CAPITALIZATION    GROWTH-INCOME
                                                                FUND/SM/    GROWTH FUND/SM/     FUND/SM/         FUND/SM/
                                                             -------------- ---------------- -------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $39,988,038      $4,004,896     $12,238,077       $6,035,254
Receivable for shares of the Portfolios sold................           --              --              --               --
Receivable for policy-related transactions..................       42,949           3,485          56,884           21,699
                                                              -----------      ----------     -----------       ----------
   Total assets.............................................   40,030,987       4,008,381      12,294,961        6,056,953
                                                              -----------      ----------     -----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       42,949           3,462          56,884           21,699
Payable for policy-related transactions.....................           --              --              --               --
                                                              -----------      ----------     -----------       ----------
   Total liabilities........................................       42,949           3,462          56,884           21,699
                                                              -----------      ----------     -----------       ----------
NET ASSETS..................................................  $39,988,038      $4,004,919     $12,238,077       $6,035,254
                                                              ===========      ==========     ===========       ==========

NET ASSETS:
Accumulation unit values....................................  $39,987,984      $4,004,919     $12,237,106       $6,035,130
Retained by AXA Equitable in Separate Account No. 70........           54              --             971              124
                                                              -----------      ----------     -----------       ----------
TOTAL NET ASSETS............................................  $39,988,038      $4,004,919     $12,238,077       $6,035,254
                                                              ===========      ==========     ===========       ==========

Investments in shares of the Portfolios, at cost............  $40,911,238      $4,301,126     $14,899,012       $6,255,263

                                                                             AMERICAN FUNDS
                                                             AMERICAN FUNDS    INSURANCE
                                                               INSURANCE       SERIES(R)
                                                               SERIES(R)      MANAGED RISK
                                                             INTERNATIONAL       ASSET
                                                               GROWTH AND      ALLOCATION
                                                             INCOME FUND/SM/    FUND/SM/
                                                             --------------  --------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $3,228,846      $5,775,032
Receivable for shares of the Portfolios sold................           --             221
Receivable for policy-related transactions..................       28,456              --
                                                               ----------      ----------
   Total assets.............................................    3,257,302       5,775,253
                                                               ----------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       28,456              --
Payable for policy-related transactions.....................           --             221
                                                               ----------      ----------
   Total liabilities........................................       28,456             221
                                                               ----------      ----------
NET ASSETS..................................................   $3,228,846      $5,775,032
                                                               ==========      ==========

NET ASSETS:
Accumulation unit values....................................   $3,228,846      $5,774,871
Retained by AXA Equitable in Separate Account No. 70........           --             161
                                                               ----------      ----------
TOTAL NET ASSETS............................................   $3,228,846      $5,775,032
                                                               ==========      ==========

Investments in shares of the Portfolios, at cost............   $3,503,624      $5,784,292

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                             AMERICAN FUNDS
                                                               INSURANCE      AXA 400     AXA 500     AXA 2000
                                                             SERIES(R) NEW    MANAGED     MANAGED      MANAGED   AXA AGGRESSIVE
                                                             WORLD FUND(R)  VOLATILITY* VOLATILITY*  VOLATILITY*  ALLOCATION*
                                                             -------------- ----------- ------------ ----------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $36,229,861   $78,033,589 $175,397,772 $77,964,606  $20,960,588
Receivable for shares of the Portfolios sold................           --        35,593      485,423     141,708          825
Receivable for policy-related transactions..................       24,569            --           --          --           --
                                                              -----------   ----------- ------------ -----------  -----------
   Total assets.............................................   36,254,430    78,069,182  175,883,195  78,106,314   20,961,413
                                                              -----------   ----------- ------------ -----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       24,569            --           --          --           --
Payable for policy-related transactions.....................           --        35,593      485,423     141,708          825
                                                              -----------   ----------- ------------ -----------  -----------
   Total liabilities........................................       24,569        35,593      485,423     141,708          825
                                                              -----------   ----------- ------------ -----------  -----------
NET ASSETS..................................................  $36,229,861   $78,033,589 $175,397,772 $77,964,606  $20,960,588
                                                              ===========   =========== ============ ===========  ===========

NET ASSETS:
Accumulation unit values....................................  $36,229,444   $78,033,209 $175,396,237 $77,962,657  $20,960,069
Retained by AXA Equitable in Separate Account No. 70........          417           380        1,535       1,949          519
                                                              -----------   ----------- ------------ -----------  -----------
TOTAL NET ASSETS............................................  $36,229,861   $78,033,589 $175,397,772 $77,964,606  $20,960,588
                                                              ===========   =========== ============ ===========  ===========

Investments in shares of the Portfolios, at cost............  $38,278,878   $63,828,116 $140,356,479 $63,324,181  $20,941,197


                                                             AXA AGGRESSIVE
                                                               STRATEGY*
                                                             --------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $2,709,395,091
Receivable for shares of the Portfolios sold................             --
Receivable for policy-related transactions..................        620,020
                                                             --------------
   Total assets.............................................  2,710,015,111
                                                             --------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        616,937
Payable for policy-related transactions.....................             --
                                                             --------------
   Total liabilities........................................        616,937
                                                             --------------
NET ASSETS.................................................. $2,709,398,174
                                                             ==============

NET ASSETS:
Accumulation unit values.................................... $2,709,398,174
Retained by AXA Equitable in Separate Account No. 70........             --
                                                             --------------
TOTAL NET ASSETS............................................ $2,709,398,174
                                                             ==============

Investments in shares of the Portfolios, at cost............ $2,576,604,978

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                 AXA
                                                                             CONSERVATIVE      AXA        AXA GLOBAL
                                                              AXA BALANCED      GROWTH     CONSERVATIVE EQUITY MANAGED
                                                               STRATEGY*      STRATEGY*     STRATEGY*    VOLATILITY*
                                                             -------------- -------------- ------------ --------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $2,791,398,512 $1,320,323,833 $792,724,476  $14,923,518
Receivable for shares of the Portfolios sold................             --        231,334           --           --
Receivable for policy-related transactions..................        185,424             --      355,996       15,747
                                                             -------------- -------------- ------------  -----------
   Total assets.............................................  2,791,583,936  1,320,555,167  793,080,472   14,939,265
                                                             -------------- -------------- ------------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        180,240             --      355,996       15,747
Payable for policy-related transactions.....................             --        231,334           --           --
                                                             -------------- -------------- ------------  -----------
   Total liabilities........................................        180,240        231,334      355,996       15,747
                                                             -------------- -------------- ------------  -----------
NET ASSETS.................................................. $2,791,403,696 $1,320,323,833 $792,724,476  $14,923,518
                                                             ============== ============== ============  ===========

NET ASSETS:
Accumulation unit values.................................... $2,791,403,696 $1,320,323,271 $792,717,195  $14,923,409
Retained by AXA Equitable in Separate Account No. 70........             --            562        7,281          109
                                                             -------------- -------------- ------------  -----------
TOTAL NET ASSETS............................................ $2,791,403,696 $1,320,323,833 $792,724,476  $14,923,518
                                                             ============== ============== ============  ===========

Investments in shares of the Portfolios, at cost............ $2,631,715,701 $1,264,797,482 $787,123,675  $13,789,181

                                                                                 AXA
                                                                            INTERNATIONAL
                                                               AXA GROWTH   CORE MANAGED
                                                               STRATEGY*     VOLATILITY*
                                                             -------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $3,616,244,292  $11,706,648
Receivable for shares of the Portfolios sold................             --           --
Receivable for policy-related transactions..................        239,061       36,555
                                                             --------------  -----------
   Total assets.............................................  3,616,483,353   11,743,203
                                                             --------------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        238,642       36,555
Payable for policy-related transactions.....................             --           --
                                                             --------------  -----------
   Total liabilities........................................        238,642       36,555
                                                             --------------  -----------
NET ASSETS.................................................. $3,616,244,711  $11,706,648
                                                             ==============  ===========

NET ASSETS:
Accumulation unit values.................................... $3,616,244,711  $11,704,732
Retained by AXA Equitable in Separate Account No. 70........             --        1,916
                                                             --------------  -----------
TOTAL NET ASSETS............................................ $3,616,244,711  $11,706,648
                                                             ==============  ===========

Investments in shares of the Portfolios, at cost............ $3,414,101,290  $11,963,758

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                  AXA           AXA                    AXA LARGE CAP
                                                             INTERNATIONAL INTERNATIONAL AXA LARGE CAP    GROWTH
                                                                MANAGED    VALUE MANAGED CORE MANAGED     MANAGED
                                                              VOLATILITY*   VOLATILITY*   VOLATILITY*   VOLATILITY*
                                                             ------------- ------------- ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $109,748,521   $3,114,901    $9,344,385    $22,207,361
Receivable for shares of the Portfolios sold................      104,055        6,131         9,769         14,614
                                                             ------------   ----------    ----------    -----------
   Total assets.............................................  109,852,576    3,121,032     9,354,154     22,221,975
                                                             ------------   ----------    ----------    -----------

LIABILITIES:
Payable for policy-related transactions.....................      104,055        6,131         9,769         14,614
                                                             ------------   ----------    ----------    -----------
   Total liabilities........................................      104,055        6,131         9,769         14,614
                                                             ------------   ----------    ----------    -----------
NET ASSETS.................................................. $109,748,521   $3,114,901    $9,344,385    $22,207,361
                                                             ============   ==========    ==========    ===========

NET ASSETS:
Accumulation unit values.................................... $109,747,572   $3,114,643    $9,343,962    $22,206,556
Retained by AXA Equitable in Separate Account No. 70........          949          258           423            805
                                                             ------------   ----------    ----------    -----------
TOTAL NET ASSETS............................................ $109,748,521   $3,114,901    $9,344,385    $22,207,361
                                                             ============   ==========    ==========    ===========

Investments in shares of the Portfolios, at cost............ $112,392,217   $3,240,952    $8,433,966    $19,882,055

                                                             AXA LARGE CAP  AXA MID CAP
                                                             VALUE MANAGED VALUE MANAGED
                                                              VOLATILITY*   VOLATILITY*
                                                             ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $23,899,771   $17,036,846
Receivable for shares of the Portfolios sold................       23,119         5,652
                                                              -----------   -----------
   Total assets.............................................   23,922,890    17,042,498
                                                              -----------   -----------

LIABILITIES:
Payable for policy-related transactions.....................       23,119         5,652
                                                              -----------   -----------
   Total liabilities........................................       23,119         5,652
                                                              -----------   -----------
NET ASSETS..................................................  $23,899,771   $17,036,846
                                                              ===========   ===========

NET ASSETS:
Accumulation unit values....................................  $23,899,763   $17,036,547
Retained by AXA Equitable in Separate Account No. 70........            8           299
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $23,899,771   $17,036,846
                                                              ===========   ===========

Investments in shares of the Portfolios, at cost............  $20,189,427   $14,742,474

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                           AXA MODERATE
                                                             AXA MODERATE     GROWTH     AXA MODERATE-PLUS AXA NATURAL
                                                             ALLOCATION*    STRATEGY*       ALLOCATION*    RESOURCES*
                                                             ------------ -------------- ----------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $129,131,100 $5,886,343,423    $50,165,921    $5,680,105
Receivable for shares of the Portfolios sold................           --         10,526         85,723            --
Receivable for policy-related transactions..................       60,065             --             --         3,744
                                                             ------------ --------------    -----------    ----------
   Total assets.............................................  129,191,165  5,886,353,949     50,251,644     5,683,849
                                                             ------------ --------------    -----------    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       60,065             --             --         3,741
Payable for policy-related transactions.....................           --          7,067         85,723            --
                                                             ------------ --------------    -----------    ----------
   Total liabilities........................................       60,065          7,067         85,723         3,741
                                                             ------------ --------------    -----------    ----------
NET ASSETS.................................................. $129,131,100 $5,886,346,882    $50,165,921    $5,680,108
                                                             ============ ==============    ===========    ==========

NET ASSETS:
Accumulation unit values.................................... $129,069,263 $5,886,346,882    $50,155,052    $5,680,108
Retained by AXA Equitable in Separate Account No. 70........       61,837             --         10,869            --
                                                             ------------ --------------    -----------    ----------
TOTAL NET ASSETS............................................ $129,131,100 $5,886,346,882    $50,165,921    $5,680,108
                                                             ============ ==============    ===========    ==========

Investments in shares of the Portfolios, at cost............ $132,488,928 $5,393,389,516    $50,205,956    $5,317,225

                                                              AXA REAL   AXA SMARTBETA
                                                              ESTATE*       EQUITY*
                                                             ----------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $12,294,481  $12,809,499
Receivable for shares of the Portfolios sold................          --           --
Receivable for policy-related transactions..................      22,253        9,741
                                                             -----------  -----------
   Total assets.............................................  12,316,734   12,819,240
                                                             -----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      22,163        9,741
Payable for policy-related transactions.....................          --           --
                                                             -----------  -----------
   Total liabilities........................................      22,163        9,741
                                                             -----------  -----------
NET ASSETS.................................................. $12,294,571  $12,809,499
                                                             ===========  ===========

NET ASSETS:
Accumulation unit values.................................... $12,294,571  $   954,829
Retained by AXA Equitable in Separate Account No. 70........          --   11,854,670
                                                             -----------  -----------
TOTAL NET ASSETS............................................ $12,294,571  $12,809,499
                                                             ===========  ===========

Investments in shares of the Portfolios, at cost............ $12,622,352  $11,604,075

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                        AXA/AB SHORT
                                                              AXA ULTRA                  AXA/AB DYNAMIC   DURATION
                                                             CONSERVATIVE AXA/AB DYNAMIC    MODERATE     GOVERNMENT  AXA/AB SMALL
                                                              STRATEGY*      GROWTH*        GROWTH*        BOND*     CAP GROWTH*
                                                             ------------ -------------- -------------- ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $239,330,347  $338,901,138  $2,508,400,597  $1,661,977  $58,347,581
Receivable for shares of the Portfolios sold................           --            --         689,273          53       11,697
Receivable for policy-related transactions..................      918,993       437,170              --          --           --
                                                             ------------  ------------  --------------  ----------  -----------
   Total assets.............................................  240,249,340   339,338,308   2,509,089,870   1,662,030   58,359,278
                                                             ------------  ------------  --------------  ----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      918,993       436,782              --          --           --
Payable for policy-related transactions.....................           --            --         689,020          --       11,697
                                                             ------------  ------------  --------------  ----------  -----------
   Total liabilities........................................      918,993       436,782         689,020          --       11,697
                                                             ------------  ------------  --------------  ----------  -----------
NET ASSETS.................................................. $239,330,347  $338,901,526  $2,508,400,850  $1,662,030  $58,347,581
                                                             ============  ============  ==============  ==========  ===========

NET ASSETS:
Accumulation unit values.................................... $239,323,862  $338,901,526  $2,508,400,850  $1,662,030  $58,347,557
Retained by AXA Equitable in Separate Account No. 70........        6,485            --              --          --           24
                                                             ------------  ------------  --------------  ----------  -----------
TOTAL NET ASSETS............................................ $239,330,347  $338,901,526  $2,508,400,850  $1,662,030  $58,347,581
                                                             ============  ============  ==============  ==========  ===========

Investments in shares of the Portfolios, at cost............ $254,135,062  $329,101,828  $2,428,693,397  $1,665,125  $62,138,114

                                                             AXA/CLEARBRIDGE
                                                                LARGE CAP
                                                                 GROWTH*
                                                             ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $75,700,007
Receivable for shares of the Portfolios sold................        82,949
Receivable for policy-related transactions..................            --
                                                               -----------
   Total assets.............................................    75,782,956
                                                               -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............            --
Payable for policy-related transactions.....................        82,949
                                                               -----------
   Total liabilities........................................        82,949
                                                               -----------
NET ASSETS..................................................   $75,700,007
                                                               ===========

NET ASSETS:
Accumulation unit values....................................   $75,699,227
Retained by AXA Equitable in Separate Account No. 70........           780
                                                               -----------
TOTAL NET ASSETS............................................   $75,700,007
                                                               ===========

Investments in shares of the Portfolios, at cost............   $83,198,476

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                       AXA/FRANKLIN
                                                             AXA/DOUBLELINE AXA/FRANKLIN AXA/FRANKLIN   TEMPLETON   AXA/GOLDMAN
                                                             OPPORTUNISTIC    BALANCED     SMALL CAP    ALLOCATION     SACHS
                                                               CORE PLUS      MANAGED    VALUE MANAGED   MANAGED     STRATEGIC
                                                                 BOND*      VOLATILITY*   VOLATILITY*  VOLATILITY*  ALLOCATION*
                                                             -------------- ------------ ------------- ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $7,165,790    $9,610,272   $11,521,235  $13,044,937  $291,949,289
Receivable for shares of the Portfolios sold................           --         8,807        18,625        5,346            --
Receivable for policy-related transactions..................       25,363            --            --           --       443,734
                                                               ----------    ----------   -----------  -----------  ------------
   Total assets.............................................    7,191,153     9,619,079    11,539,860   13,050,283   292,393,023
                                                               ----------    ----------   -----------  -----------  ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       25,363            --            --           --       443,186
Payable for policy-related transactions.....................           --         8,807        18,625        5,346            --
                                                               ----------    ----------   -----------  -----------  ------------
   Total liabilities........................................       25,363         8,807        18,625        5,346       443,186
                                                               ----------    ----------   -----------  -----------  ------------
NET ASSETS..................................................   $7,165,790    $9,610,272   $11,521,235  $13,044,937  $291,949,837
                                                               ==========    ==========   ===========  ===========  ============

NET ASSETS:
Accumulation unit values....................................   $7,165,783    $9,610,055   $11,520,766  $13,044,694  $291,949,837
Retained by AXA Equitable in Separate Account No. 70........            7           217           469          243            --
                                                               ----------    ----------   -----------  -----------  ------------
TOTAL NET ASSETS............................................   $7,165,790    $9,610,272   $11,521,235  $13,044,937  $291,949,837
                                                               ==========    ==========   ===========  ===========  ============

Investments in shares of the Portfolios, at cost............   $7,272,869    $9,195,080   $ 9,240,114  $12,046,790  $281,974,677


                                                             AXA/INVESCO
                                                              STRATEGIC
                                                             ALLOCATION*
                                                             ------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $160,824,363
Receivable for shares of the Portfolios sold................           --
Receivable for policy-related transactions..................      186,935
                                                             ------------
   Total assets.............................................  161,011,298
                                                             ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      186,763
Payable for policy-related transactions.....................           --
                                                             ------------
   Total liabilities........................................      186,763
                                                             ------------
NET ASSETS.................................................. $160,824,535
                                                             ============

NET ASSETS:
Accumulation unit values.................................... $160,824,535
Retained by AXA Equitable in Separate Account No. 70........           --
                                                             ------------
TOTAL NET ASSETS............................................ $160,824,535
                                                             ============

Investments in shares of the Portfolios, at cost............ $157,596,125

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                         AXA/MUTUAL
                                                                         AXA/LEGG MASON                  LARGE CAP
                                                              AXA/JANUS    STRATEGIC      AXA/LOOMIS   EQUITY MANAGED
                                                             ENTERPRISE*  ALLOCATION*   SAYLES GROWTH*  VOLATILITY*
                                                             ----------- -------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $43,920,506  $51,474,597    $40,525,015     $4,277,908
Receivable for shares of the Portfolios sold................          --           --             --         14,485
Receivable for policy-related transactions..................       6,442       86,330         31,728             --
                                                             -----------  -----------    -----------     ----------
   Total assets.............................................  43,926,948   51,560,927     40,556,743      4,292,393
                                                             -----------  -----------    -----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       6,442       86,134         31,728             --
Payable for policy-related transactions.....................          --           --             --         14,479
                                                             -----------  -----------    -----------     ----------
   Total liabilities........................................       6,442       86,134         31,728         14,479
                                                             -----------  -----------    -----------     ----------
NET ASSETS.................................................. $43,920,506  $51,474,793    $40,525,015     $4,277,914
                                                             ===========  ===========    ===========     ==========

NET ASSETS:
Accumulation unit values.................................... $43,920,208  $51,474,793    $40,506,757     $4,277,914
Retained by AXA Equitable in Separate Account No. 70........         298           --         18,258             --
                                                             -----------  -----------    -----------     ----------
TOTAL NET ASSETS............................................ $43,920,506  $51,474,793    $40,525,015     $4,277,914
                                                             ===========  ===========    ===========     ==========

Investments in shares of the Portfolios, at cost............ $49,765,385  $51,184,655    $40,329,971     $3,762,230

                                                             AXA/TEMPLETON    BLACKROCK
                                                             GLOBAL EQUITY     GLOBAL
                                                                MANAGED    ALLOCATION V.I.
                                                              VOLATILITY*       FUND
                                                             ------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $17,089,811   $105,417,273
Receivable for shares of the Portfolios sold................       11,842             --
Receivable for policy-related transactions..................           --          2,957
                                                              -----------   ------------
   Total assets.............................................   17,101,653    105,420,230
                                                              -----------   ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............           --          2,957
Payable for policy-related transactions.....................       11,842             --
                                                              -----------   ------------
   Total liabilities........................................       11,842          2,957
                                                              -----------   ------------
NET ASSETS..................................................  $17,089,811   $105,417,273
                                                              ===========   ============

NET ASSETS:
Accumulation unit values....................................  $17,089,156   $105,415,782
Retained by AXA Equitable in Separate Account No. 70........          655          1,491
                                                              -----------   ------------
TOTAL NET ASSETS............................................  $17,089,811   $105,417,273
                                                              ===========   ============

Investments in shares of the Portfolios, at cost............  $15,625,648   $112,755,878

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                               BLACKROCK
                                                                GLOBAL        BLACKROCK     CHARTER/SM/   CHARTER/SM/
                                                             OPPORTUNITIES    LARGE CAP     AGGRESSIVE  ALTERNATIVE 100
                                                               V.I. FUND   GROWTH V.I. FUND  GROWTH*       MODERATE*
                                                             ------------- ---------------- ----------  ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $2,792,839     $33,555,268    $5,260,826    $8,197,248
Receivable for shares of the Portfolios sold................          --          11,336         2,523           110
Receivable for policy-related transactions..................      12,395              --            --            --
                                                              ----------     -----------    ----------    ----------
   Total assets.............................................   2,805,234      33,566,604     5,263,349     8,197,358
                                                              ----------     -----------    ----------    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      12,395              --            --            --
Payable for policy-related transactions.....................          --          11,336         2,523           110
                                                              ----------     -----------    ----------    ----------
   Total liabilities........................................      12,395          11,336         2,523           110
                                                              ----------     -----------    ----------    ----------
NET ASSETS..................................................  $2,792,839     $33,555,268    $5,260,826    $8,197,248
                                                              ==========     ===========    ==========    ==========

NET ASSETS:
Accumulation unit values....................................  $2,792,766     $33,551,438    $5,260,794    $8,197,240
Retained by AXA Equitable in Separate Account No. 70........          73           3,830            32             8
                                                              ----------     -----------    ----------    ----------
TOTAL NET ASSETS............................................  $2,792,839     $33,555,268    $5,260,826    $8,197,248
                                                              ==========     ===========    ==========    ==========

Investments in shares of the Portfolios, at cost............  $2,831,498     $35,553,994    $5,213,145    $8,543,680


                                                              CHARTER/SM/  CHARTER/SM/
                                                             CONSERVATIVE*  GROWTH*
                                                             ------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $28,928,585  $12,410,075
Receivable for shares of the Portfolios sold................           --           --
Receivable for policy-related transactions..................       11,077       44,906
                                                              -----------  -----------
   Total assets.............................................   28,939,662   12,454,981
                                                              -----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       11,077       44,906
Payable for policy-related transactions.....................           --           --
                                                              -----------  -----------
   Total liabilities........................................       11,077       44,906
                                                              -----------  -----------
NET ASSETS..................................................  $28,928,585  $12,410,075
                                                              ===========  ===========

NET ASSETS:
Accumulation unit values....................................  $28,928,580  $12,409,987
Retained by AXA Equitable in Separate Account No. 70........            5           88
                                                              -----------  -----------
TOTAL NET ASSETS............................................  $28,928,585  $12,410,075
                                                              ===========  ===========

Investments in shares of the Portfolios, at cost............  $29,084,481  $12,663,358

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                             CHARTER/SM/  CHARTER/SM/   CHARTER/SM/              CHARTER/SM/
                                                               INCOME    INTEREST RATE INTERNATIONAL CHARTER/SM/  MODERATE
                                                             STRATEGIES*  STRATEGIES*    MODERATE*   MODERATE*    GROWTH*
                                                             ----------- ------------- ------------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $4,550,883   $4,220,141    $8,192,974   $23,611,490 $21,857,037
Receivable for shares of the Portfolios sold................      9,243          122            --            --          --
Receivable for policy-related transactions..................         --           --            90        27,379       9,238
                                                             ----------   ----------    ----------   ----------- -----------
   Total assets.............................................  4,560,126    4,220,263     8,193,064    23,638,869  21,866,275
                                                             ----------   ----------    ----------   ----------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         --           --            90        27,343       9,167
Payable for policy-related transactions.....................      9,243          122            --            --          --
                                                             ----------   ----------    ----------   ----------- -----------
   Total liabilities........................................      9,243          122            90        27,343       9,167
                                                             ----------   ----------    ----------   ----------- -----------
NET ASSETS.................................................. $4,550,883   $4,220,141    $8,192,974   $23,611,526 $21,857,108
                                                             ==========   ==========    ==========   =========== ===========

NET ASSETS:
Accumulation unit values.................................... $3,271,391   $3,651,846    $2,311,723   $23,611,526 $21,857,108
Retained by AXA Equitable in Separate Account No. 70........  1,279,492      568,295     5,881,251            --          --
                                                             ----------   ----------    ----------   ----------- -----------
TOTAL NET ASSETS............................................ $4,550,883   $4,220,141    $8,192,974   $23,611,526 $21,857,108
                                                             ==========   ==========    ==========   =========== ===========

Investments in shares of the Portfolios, at cost............ $4,743,861   $4,380,647    $8,909,194   $23,900,325 $21,873,811

                                                             CHARTER/SM/
                                                             MULTI-SECTOR
                                                                BOND*
                                                             ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $1,938,710
Receivable for shares of the Portfolios sold................       7,540
Receivable for policy-related transactions..................          --
                                                              ----------
   Total assets.............................................   1,946,250
                                                              ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --
Payable for policy-related transactions.....................       7,540
                                                              ----------
   Total liabilities........................................       7,540
                                                              ----------
NET ASSETS..................................................  $1,938,710
                                                              ==========

NET ASSETS:
Accumulation unit values....................................  $1,938,292
Retained by AXA Equitable in Separate Account No. 70........         418
                                                              ----------
TOTAL NET ASSETS............................................  $1,938,710
                                                              ==========

Investments in shares of the Portfolios, at cost............  $2,021,402

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                      CLEARBRIDGE
                                                                                                       VARIABLE   CLEARBRIDGE
                                                                              CHARTER/SM/ CHARTER/SM/ AGGRESSIVE    VARIABLE
                                                             CHARTER/SM/ REAL SMALL CAP   SMALL CAP     GROWTH    APPRECIATION
                                                                ASSETS*        GROWTH*      VALUE*     PORTFOLIO   PORTFOLIO
                                                             --------------   ----------  ----------- ----------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $4,642,500     $7,997,375  $19,845,518 $45,224,891  $8,342,238
Receivable for shares of the Portfolios sold................       28,826          3,608       12,098          --          --
Receivable for policy-related transactions..................           --             --           --      21,028       8,041
                                                               ----------     ----------  ----------- -----------  ----------
   Total assets.............................................    4,671,326      8,000,983   19,857,616  45,245,919   8,350,279
                                                               ----------     ----------  ----------- -----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............           --             --           --      21,028       8,041
Payable for policy-related transactions.....................       28,826          3,608       12,098          --          --
                                                               ----------     ----------  ----------- -----------  ----------
   Total liabilities........................................       28,826          3,608       12,098      21,028       8,041
                                                               ----------     ----------  ----------- -----------  ----------
NET ASSETS..................................................   $4,642,500     $7,997,375  $19,845,518 $45,224,891  $8,342,238
                                                               ==========     ==========  =========== ===========  ==========

NET ASSETS:
Accumulation unit values....................................   $1,270,450     $7,996,905  $19,843,189 $45,224,731  $8,342,203
Retained by AXA Equitable in Separate Account No. 70........    3,372,050            470        2,329         160          35
                                                               ----------     ----------  ----------- -----------  ----------
TOTAL NET ASSETS............................................   $4,642,500     $7,997,375  $19,845,518 $45,224,891  $8,342,238
                                                               ==========     ==========  =========== ===========  ==========

Investments in shares of the Portfolios, at cost............   $4,971,516     $7,231,022  $17,479,610 $51,547,957  $8,040,520

                                                             CLEARBRIDGE
                                                              VARIABLE
                                                              DIVIDEND
                                                              STRATEGY
                                                              PORTFOLIO
                                                             -----------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $21,544,283
Receivable for shares of the Portfolios sold................          --
Receivable for policy-related transactions..................      77,666
                                                             -----------
   Total assets.............................................  21,621,949
                                                             -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      77,662
Payable for policy-related transactions.....................          --
                                                             -----------
   Total liabilities........................................      77,662
                                                             -----------
NET ASSETS.................................................. $21,544,287
                                                             ===========

NET ASSETS:
Accumulation unit values.................................... $21,544,287
Retained by AXA Equitable in Separate Account No. 70........          --
                                                             -----------
TOTAL NET ASSETS............................................ $21,544,287
                                                             ===========

Investments in shares of the Portfolios, at cost............ $20,070,893

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                              DELAWARE VIP(R)
                                                               CLEARBRIDGE    DELAWARE VIP(R) DELAWARE VIP(R)  LIMITED-TERM
                                                             VARIABLE MID CAP   DIVERSIFIED      EMERGING       DIVERSIFIED
                                                                PORTFOLIO      INCOME SERIES  MARKETS SERIES   INCOME SERIES
                                                             ---------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $3,713,898      $13,365,984     $1,034,118      $9,026,344
Receivable for shares of the Portfolios sold................            --               --             --              --
Receivable for policy-related transactions..................         4,437           19,798            853           4,707
                                                                ----------      -----------     ----------      ----------
   Total assets.............................................     3,718,335       13,385,782      1,034,971       9,031,051
                                                                ----------      -----------     ----------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         4,336           19,798            853           4,707
Payable for policy-related transactions.....................            --               --             --              --
                                                                ----------      -----------     ----------      ----------
   Total liabilities........................................         4,336           19,798            853           4,707
                                                                ----------      -----------     ----------      ----------
NET ASSETS..................................................    $3,713,999      $13,365,984     $1,034,118      $9,026,344
                                                                ==========      ===========     ==========      ==========

NET ASSETS:
Accumulation unit values....................................    $3,713,999      $13,346,327     $1,031,969      $9,013,951
Retained by AXA Equitable in Separate Account No. 70........            --           19,657          2,149          12,393
                                                                ----------      -----------     ----------      ----------
TOTAL NET ASSETS............................................    $3,713,999      $13,365,984     $1,034,118      $9,026,344
                                                                ==========      ===========     ==========      ==========

Investments in shares of the Portfolios, at cost............    $3,604,788      $13,767,696     $1,025,368      $9,088,321

                                                             EATON VANCE VT EQ/BLACKROCK
                                                             FLOATING-RATE  BASIC VALUE
                                                              INCOME FUND     EQUITY*
                                                             -------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $20,453,952   $139,389,410
Receivable for shares of the Portfolios sold................           --         24,023
Receivable for policy-related transactions..................       56,523             --
                                                              -----------   ------------
   Total assets.............................................   20,510,475    139,413,433
                                                              -----------   ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       55,239             --
Payable for policy-related transactions.....................           --         24,023
                                                              -----------   ------------
   Total liabilities........................................       55,239         24,023
                                                              -----------   ------------
NET ASSETS..................................................  $20,455,236   $139,389,410
                                                              ===========   ============

NET ASSETS:
Accumulation unit values....................................  $20,455,236   $139,365,654
Retained by AXA Equitable in Separate Account No. 70........           --         23,756
                                                              -----------   ------------
TOTAL NET ASSETS............................................  $20,455,236   $139,389,410
                                                              ===========   ============

Investments in shares of the Portfolios, at cost............  $20,129,810   $115,876,973

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                EQ/BOSTON    EQ/CAPITAL
                                                             ADVISORS EQUITY  GUARDIAN    EQ/COMMON   EQ/CONVERTIBLE EQ/CORE BOND
                                                                 INCOME*     RESEARCH*   STOCK INDEX*  SECURITIES*      INDEX*
                                                             --------------- ----------- ------------ -------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $30,758,330   $16,891,824 $34,712,963    $9,678,718   $332,139,819
Receivable for shares of the Portfolios sold................         6,789         6,386          --            37        263,698
Receivable for policy-related transactions..................            --            --       1,865            --             --
                                                               -----------   ----------- -----------    ----------   ------------
   Total assets.............................................    30,765,119    16,898,210  34,714,828     9,678,755    332,403,517
                                                               -----------   ----------- -----------    ----------   ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............            --            --       1,758            --             --
Payable for policy-related transactions.....................         6,789         6,386          --            37        263,698
                                                               -----------   ----------- -----------    ----------   ------------
   Total liabilities........................................         6,789         6,386       1,758            37        263,698
                                                               -----------   ----------- -----------    ----------   ------------
NET ASSETS..................................................   $30,758,330   $16,891,824 $34,713,070    $9,678,718   $332,139,819
                                                               ===========   =========== ===========    ==========   ============

NET ASSETS:
Accumulation unit values....................................   $30,757,784   $16,881,616 $34,713,070    $1,109,776   $332,135,674
Retained by AXA Equitable in Separate Account No. 70........           546        10,208          --     8,568,942          4,145
                                                               -----------   ----------- -----------    ----------   ------------
TOTAL NET ASSETS............................................   $30,758,330   $16,891,824 $34,713,070    $9,678,718   $332,139,819
                                                               ===========   =========== ===========    ==========   ============

Investments in shares of the Portfolios, at cost............   $33,951,150   $14,333,141 $31,209,362    $9,557,951   $339,304,262

                                                              EQ/EMERGING
                                                             MARKETS EQUITY
                                                                 PLUS*
                                                             --------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $4,187,995
Receivable for shares of the Portfolios sold................           --
Receivable for policy-related transactions..................        1,767
                                                               ----------
   Total assets.............................................    4,189,762
                                                               ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        1,767
Payable for policy-related transactions.....................           --
                                                               ----------
   Total liabilities........................................        1,767
                                                               ----------
NET ASSETS..................................................   $4,187,995
                                                               ==========

NET ASSETS:
Accumulation unit values....................................   $4,187,950
Retained by AXA Equitable in Separate Account No. 70........           45
                                                               ----------
TOTAL NET ASSETS............................................   $4,187,995
                                                               ==========

Investments in shares of the Portfolios, at cost............   $4,277,736

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                            EQ/GAMCO
                                                                            EQ/EQUITY 500  MERGERS AND  EQ/GAMCO SMALL
                                                             EQ/ENERGY ETF*    INDEX*     ACQUISITIONS* COMPANY VALUE*
                                                             -------------- ------------- ------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $4,394,033   $210,571,274   $16,560,236   $246,501,163
Receivable for shares of the Portfolios sold................           --             --        17,764             --
Receivable for policy-related transactions..................        3,565        340,629            --         90,945
                                                               ----------   ------------   -----------   ------------
   Total assets.............................................    4,397,598    210,911,903    16,578,000    246,592,108
                                                               ----------   ------------   -----------   ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        3,565        340,629            --         90,839
Payable for policy-related transactions.....................           --             --        17,764             --
                                                               ----------   ------------   -----------   ------------
   Total liabilities........................................        3,565        340,629        17,764         90,839
                                                               ----------   ------------   -----------   ------------
NET ASSETS..................................................   $4,394,033   $210,571,274   $16,560,236   $246,501,269
                                                               ==========   ============   ===========   ============

NET ASSETS:
Accumulation unit values....................................   $3,046,645   $210,527,764   $16,526,059   $246,501,269
Retained by AXA Equitable in Separate Account No. 70........    1,347,388         43,510        34,177             --
                                                               ----------   ------------   -----------   ------------
TOTAL NET ASSETS............................................   $4,394,033   $210,571,274   $16,560,236   $246,501,269
                                                               ==========   ============   ===========   ============

Investments in shares of the Portfolios, at cost............   $4,594,471   $193,832,376   $16,669,201   $216,719,013

                                                             EQ/GLOBAL BOND EQ/HIGH YIELD
                                                                 PLUS*          BOND*
                                                             -------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $10,102,402    $11,034,404
Receivable for shares of the Portfolios sold................        1,220             --
Receivable for policy-related transactions..................           --         10,186
                                                              -----------    -----------
   Total assets.............................................   10,103,622     11,044,590
                                                              -----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............           --         10,139
Payable for policy-related transactions.....................        1,220             --
                                                              -----------    -----------
   Total liabilities........................................        1,220         10,139
                                                              -----------    -----------
NET ASSETS..................................................  $10,102,402    $11,034,451
                                                              ===========    ===========

NET ASSETS:
Accumulation unit values....................................  $10,102,129    $11,034,451
Retained by AXA Equitable in Separate Account No. 70........          273             --
                                                              -----------    -----------
TOTAL NET ASSETS............................................  $10,102,402    $11,034,451
                                                              ===========    ===========

Investments in shares of the Portfolios, at cost............  $11,033,507    $11,411,930

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                             EQ/INTERMEDIATE                               EQ/JPMORGAN
                                                               GOVERNMENT    EQ/INTERNATIONAL EQ/INVESCO      VALUE
                                                                  BOND*       EQUITY INDEX*   COMSTOCK*   OPPORTUNITIES*
                                                             --------------- ---------------- ----------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $126,942,332     $33,833,968    $36,376,499  $17,334,406
Receivable for shares of the Portfolios sold................        87,219              --             --       14,740
Receivable for policy-related transactions..................            --           5,834          4,141           --
                                                              ------------     -----------    -----------  -----------
   Total assets.............................................   127,029,551      33,839,802     36,380,640   17,349,146
                                                              ------------     -----------    -----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............            --           5,831          4,141           --
Payable for policy-related transactions.....................        87,219              --             --       14,740
                                                              ------------     -----------    -----------  -----------
   Total liabilities........................................        87,219           5,831          4,141       14,740
                                                              ------------     -----------    -----------  -----------
NET ASSETS..................................................  $126,942,332     $33,833,971    $36,376,499  $17,334,406
                                                              ============     ===========    ===========  ===========

NET ASSETS:
Accumulation unit values....................................  $126,941,091     $33,833,971    $36,375,442  $17,334,103
Retained by AXA Equitable in Separate Account No. 70........         1,241              --          1,057          303
                                                              ------------     -----------    -----------  -----------
TOTAL NET ASSETS............................................  $126,942,332     $33,833,971    $36,376,499  $17,334,406
                                                              ============     ===========    ===========  ===========

Investments in shares of the Portfolios, at cost............  $128,550,860     $39,958,528    $30,927,083  $13,702,878

                                                             EQ/LARGE CAP  EQ/LARGE CAP
                                                             GROWTH INDEX* VALUE INDEX*
                                                             ------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $43,072,877  $29,244,988
Receivable for shares of the Portfolios sold................           --           --
Receivable for policy-related transactions..................       71,137       20,667
                                                              -----------  -----------
   Total assets.............................................   43,144,014   29,265,655
                                                              -----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       71,117       20,667
Payable for policy-related transactions.....................           --           --
                                                              -----------  -----------
   Total liabilities........................................       71,117       20,667
                                                              -----------  -----------
NET ASSETS..................................................  $43,072,897  $29,244,988
                                                              ===========  ===========

NET ASSETS:
Accumulation unit values....................................  $43,072,897  $29,218,457
Retained by AXA Equitable in Separate Account No. 70........           --       26,531
                                                              -----------  -----------
TOTAL NET ASSETS............................................  $43,072,897  $29,244,988
                                                              ===========  ===========

Investments in shares of the Portfolios, at cost............  $44,758,406  $27,577,885

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                  EQ/MFS
                                                             EQ/LOW VOLATILITY INTERNATIONAL                     EQ/MONEY
                                                                GLOBAL ETF*       GROWTH*    EQ/MID CAP INDEX*   MARKET*
                                                             ----------------- ------------- ----------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $3,701,278      $32,014,642     $75,110,121    $153,750,582
Receivable for shares of the Portfolios sold................            59               --              --         378,686
Receivable for policy-related transactions..................            --            2,251         109,019              --
                                                                ----------      -----------     -----------    ------------
   Total assets.............................................     3,701,337       32,016,893      75,219,140     154,129,268
                                                                ----------      -----------     -----------    ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............            --            2,157         109,019              --
Payable for policy-related transactions.....................            59               --              --         378,686
                                                                ----------      -----------     -----------    ------------
   Total liabilities........................................            59            2,157         109,019         378,686
                                                                ----------      -----------     -----------    ------------
NET ASSETS..................................................    $3,701,278      $32,014,736     $75,110,121    $153,750,582
                                                                ==========      ===========     ===========    ============

NET ASSETS:
Accumulation unit values....................................    $1,768,606      $32,014,736     $75,066,656    $153,749,731
Retained by AXA Equitable in Separate Account No. 70........     1,932,672               --          43,465             851
                                                                ----------      -----------     -----------    ------------
TOTAL NET ASSETS............................................    $3,701,278      $32,014,736     $75,110,121    $153,750,582
                                                                ==========      ===========     ===========    ============

Investments in shares of the Portfolios, at cost............    $3,700,000      $33,267,675     $68,912,099    $153,750,893

                                                             EQ/OPPENHEIMER EQ/PIMCO GLOBAL
                                                                GLOBAL*      REAL RETURN*
                                                             -------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $53,905,534     $13,760,402
Receivable for shares of the Portfolios sold................       17,427              --
Receivable for policy-related transactions..................           --          52,131
                                                              -----------     -----------
   Total assets.............................................   53,922,961      13,812,533
                                                              -----------     -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............           --          52,131
Payable for policy-related transactions.....................       17,427              --
                                                              -----------     -----------
   Total liabilities........................................       17,427          52,131
                                                              -----------     -----------
NET ASSETS..................................................  $53,905,534     $13,760,402
                                                              ===========     ===========

NET ASSETS:
Accumulation unit values....................................  $53,905,430     $13,760,347
Retained by AXA Equitable in Separate Account No. 70........          104              55
                                                              -----------     -----------
TOTAL NET ASSETS............................................  $53,905,534     $13,760,402
                                                              ===========     ===========

Investments in shares of the Portfolios, at cost............  $52,705,082     $13,892,436

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                              EQ/PIMCO                               EQ/T. ROWE
                                                             ULTRA SHORT EQ/QUALITY     EQ/SMALL    PRICE GROWTH EQ/UBS GROWTH &
                                                                BOND*    BOND PLUS*  COMPANY INDEX*    STOCK*        INCOME*
                                                             ----------- ----------- -------------- ------------ ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $32,806,689 $26,773,306  $55,112,912   $140,777,711   $7,215,148
Receivable for shares of the Portfolios sold................       1,815          --           --             --       12,209
Receivable for policy-related transactions..................          --      24,244       57,025         33,878           --
                                                             ----------- -----------  -----------   ------------   ----------
   Total assets.............................................  32,808,504  26,797,550   55,169,937    140,811,589    7,227,357
                                                             ----------- -----------  -----------   ------------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --      24,244       57,025         33,878           --
Payable for policy-related transactions.....................       1,815          --           --             --       12,209
                                                             ----------- -----------  -----------   ------------   ----------
   Total liabilities........................................       1,815      24,244       57,025         33,878       12,209
                                                             ----------- -----------  -----------   ------------   ----------
NET ASSETS.................................................. $32,806,689 $26,773,306  $55,112,912   $140,777,711   $7,215,148
                                                             =========== ===========  ===========   ============   ==========

NET ASSETS:
Accumulation unit values.................................... $32,792,785 $26,772,923  $55,065,452   $140,777,593   $7,214,718
Retained by AXA Equitable in Separate Account No. 70........      13,904         383       47,460            118          430
                                                             ----------- -----------  -----------   ------------   ----------
TOTAL NET ASSETS............................................ $32,806,689 $26,773,306  $55,112,912   $140,777,711   $7,215,148
                                                             =========== ===========  ===========   ============   ==========

Investments in shares of the Portfolios, at cost............ $32,826,184 $27,186,103  $53,845,923   $127,475,552   $6,859,847

                                                                FEDERATED
                                                             HIGH INCOME BOND
                                                                 FUND II
                                                             ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $14,776,950
Receivable for shares of the Portfolios sold................            --
Receivable for policy-related transactions..................        25,696
                                                               -----------
   Total assets.............................................    14,802,646
                                                               -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        25,696
Payable for policy-related transactions.....................            --
                                                               -----------
   Total liabilities........................................        25,696
                                                               -----------
NET ASSETS..................................................   $14,776,950
                                                               ===========

NET ASSETS:
Accumulation unit values....................................   $14,776,542
Retained by AXA Equitable in Separate Account No. 70........           408
                                                               -----------
TOTAL NET ASSETS............................................   $14,776,950
                                                               ===========

Investments in shares of the Portfolios, at cost............   $14,146,446

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                              FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                FEDERATED        MANAGER: GROWTH     CONTRAFUND(R)
                                                             KAUFMANN FUND II       PORTFOLIO          PORTFOLIO
                                                             ---------------- --------------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $4,197,027          $741,800         $142,394,469
Receivable for shares of the Portfolios sold................            --                29                   --
Receivable for policy-related transactions..................         2,877                --              127,720
                                                                ----------          --------         ------------
   Total assets.............................................     4,199,904           741,829          142,522,189
                                                                ----------          --------         ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         2,877                --              127,720
Payable for policy-related transactions.....................            --                29                   --
                                                                ----------          --------         ------------
   Total liabilities........................................         2,877                29              127,720
                                                                ----------          --------         ------------
NET ASSETS..................................................    $4,197,027          $741,800         $142,394,469
                                                                ==========          ========         ============

NET ASSETS:
Accumulation unit values....................................    $4,196,262          $741,522         $142,370,894
Retained by AXA Equitable in Separate Account No. 70........           765               278               23,575
                                                                ----------          --------         ------------
TOTAL NET ASSETS............................................    $4,197,027          $741,800         $142,394,469
                                                                ==========          ========         ============

Investments in shares of the Portfolios, at cost............    $4,249,831          $679,632         $137,435,286

                                                             FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                              FREEDOM 2015    FREEDOM 2020    FREEDOM 2025
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                             --------------- --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $598,705       $1,045,449      $1,209,902
Receivable for shares of the Portfolios sold................          24               40              47
Receivable for policy-related transactions..................          --               --              --
                                                                --------       ----------      ----------
   Total assets.............................................     598,729        1,045,489       1,209,949
                                                                --------       ----------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --               --              --
Payable for policy-related transactions.....................          24               40              47
                                                                --------       ----------      ----------
   Total liabilities........................................          24               40              47
                                                                --------       ----------      ----------
NET ASSETS..................................................    $598,705       $1,045,449      $1,209,902
                                                                ========       ==========      ==========

NET ASSETS:
Accumulation unit values....................................    $598,426       $1,045,193      $1,209,647
Retained by AXA Equitable in Separate Account No. 70........         279              256             255
                                                                --------       ----------      ----------
TOTAL NET ASSETS............................................    $598,705       $1,045,449      $1,209,902
                                                                ========       ==========      ==========

Investments in shares of the Portfolios, at cost............    $569,818       $1,011,537      $1,124,226

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016


                                                             FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP  FIRST TRUST MULTI
                                                              FREEDOM 2030       MID CAP     STRATEGIC INCOME INCOME ALLOCATION
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                             --------------- --------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $895,582       $68,773,900     $91,573,664       $2,852,058
Receivable for shares of the Portfolios sold................          36                --           4,796               --
Receivable for policy-related transactions..................          --            21,196              --                9
                                                                --------       -----------     -----------       ----------
   Total assets.............................................     895,618        68,795,096      91,578,460        2,852,067
                                                                --------       -----------     -----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --            21,196              --                9
Payable for policy-related transactions.....................          36                --           4,717               --
                                                                --------       -----------     -----------       ----------
   Total liabilities........................................          36            21,196           4,717                9
                                                                --------       -----------     -----------       ----------
NET ASSETS..................................................    $895,582       $68,773,900     $91,573,743       $2,852,058
                                                                ========       ===========     ===========       ==========

NET ASSETS:
Accumulation unit values....................................    $895,315       $68,756,780     $91,573,743       $2,852,053
Retained by AXA Equitable in Separate Account No. 70........         267            17,120              --                5
                                                                --------       -----------     -----------       ----------
TOTAL NET ASSETS............................................    $895,582       $68,773,900     $91,573,743       $2,852,058
                                                                ========       ===========     ===========       ==========

Investments in shares of the Portfolios, at cost............    $860,406       $68,483,370     $93,801,245       $2,778,991

                                                              FIRST TRUST/DOW
                                                             JONES DIVIDEND &  FRANKLIN FOUNDING
                                                             INCOME ALLOCATION FUNDS ALLOCATION
                                                                 PORTFOLIO         VIP FUND
                                                             ----------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $38,062,408       $18,653,467
Receivable for shares of the Portfolios sold................         63,203                --
Receivable for policy-related transactions..................             --             2,524
                                                                -----------       -----------
   Total assets.............................................     38,125,611        18,655,991
                                                                -----------       -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............             --             2,524
Payable for policy-related transactions.....................         63,157                --
                                                                -----------       -----------
   Total liabilities........................................         63,157             2,524
                                                                -----------       -----------
NET ASSETS..................................................    $38,062,454       $18,653,467
                                                                ===========       ===========

NET ASSETS:
Accumulation unit values....................................    $38,062,454       $18,653,262
Retained by AXA Equitable in Separate Account No. 70........             --               205
                                                                -----------       -----------
TOTAL NET ASSETS............................................    $38,062,454       $18,653,467
                                                                ===========       ===========

Investments in shares of the Portfolios, at cost............    $36,533,256       $18,986,370

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016



                                                                                             FRANKLIN RISING
                                                             FRANKLIN INCOME FRANKLIN MUTUAL    DIVIDENDS    FRANKLIN STRATEGIC
                                                                VIP FUND     SHARES VIP FUND    VIP FUND      INCOME VIP FUND
                                                             --------------- --------------- --------------- ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $82,728,549     $13,697,808     $64,082,666      $59,266,765
Receivable for shares of the Portfolios sold................            --              --           1,464               --
Receivable for policy-related transactions..................       137,342             369              --           41,675
                                                               -----------     -----------     -----------      -----------
   Total assets.............................................    82,865,891      13,698,177      64,084,130       59,308,440
                                                               -----------     -----------     -----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       137,342             369              --           41,675
Payable for policy-related transactions.....................            --              --           1,464               --
                                                               -----------     -----------     -----------      -----------
   Total liabilities........................................       137,342             369           1,464           41,675
                                                               -----------     -----------     -----------      -----------
NET ASSETS..................................................   $82,728,549     $13,697,808     $64,082,666      $59,266,765
                                                               ===========     ===========     ===========      ===========

NET ASSETS:
Accumulation unit values....................................   $82,728,549     $13,696,217     $64,082,606      $59,237,735
Retained by AXA Equitable in Separate Account No. 70........            --           1,591              60           29,030
                                                               -----------     -----------     -----------      -----------
TOTAL NET ASSETS............................................   $82,728,549     $13,697,808     $64,082,666      $59,266,765
                                                               ===========     ===========     ===========      ===========

Investments in shares of the Portfolios, at cost............   $83,620,875     $13,222,744     $66,948,781      $63,567,588

                                                                            GUGGENHEIM
                                                                            VIF GLOBAL
                                                             GOLDMAN SACHS    MANAGED
                                                              VIT MID CAP     FUTURES
                                                              VALUE FUND   STRATEGY FUND
                                                             ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $31,473,672   $2,432,361
Receivable for shares of the Portfolios sold................           --        1,861
Receivable for policy-related transactions..................        9,466           --
                                                              -----------   ----------
   Total assets.............................................   31,483,138    2,434,222
                                                              -----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        9,466           --
Payable for policy-related transactions.....................           --        1,861
                                                              -----------   ----------
   Total liabilities........................................        9,466        1,861
                                                              -----------   ----------
NET ASSETS..................................................  $31,473,672   $2,432,361
                                                              ===========   ==========

NET ASSETS:
Accumulation unit values....................................  $31,462,044   $2,431,982
Retained by AXA Equitable in Separate Account No. 70........       11,628          379
                                                              -----------   ----------
TOTAL NET ASSETS............................................  $31,473,672   $2,432,361
                                                              ===========   ==========

Investments in shares of the Portfolios, at cost............  $33,695,166   $2,836,754

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                               HARTFORD     HARTFORD    INVESCO V.I.
                                                               GUGGENHEIM      CAPITAL       GROWTH       AMERICAN
                                                             VIF MULTI-HEDGE APPRECIATION OPPORTUNITIES  FRANCHISE
                                                             STRATEGIES FUND   HLS FUND     HLS FUND        FUND
                                                             --------------- ------------ ------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $881,578     $12,576,833   $25,514,561    $494,537
Receivable for shares of the Portfolios sold................          36           1,948        16,445          19
Receivable for policy-related transactions..................          --              --            --          --
                                                                --------     -----------   -----------    --------
   Total assets.............................................     881,614      12,578,781    25,531,006     494,556
                                                                --------     -----------   -----------    --------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --              --            --          --
Payable for policy-related transactions.....................          36           1,879        16,388          19
                                                                --------     -----------   -----------    --------
   Total liabilities........................................          36           1,879        16,388          19
                                                                --------     -----------   -----------    --------
NET ASSETS..................................................    $881,578     $12,576,902   $25,514,618    $494,537
                                                                ========     ===========   ===========    ========

NET ASSETS:
Accumulation unit values....................................    $881,530     $12,576,902   $25,514,618    $461,128
Retained by AXA Equitable in Separate Account No. 70........          48              --            --      33,409
                                                                --------     -----------   -----------    --------
TOTAL NET ASSETS............................................    $881,578     $12,576,902   $25,514,618    $494,537
                                                                ========     ===========   ===========    ========

Investments in shares of the Portfolios, at cost............    $852,440     $13,800,097   $29,342,860    $532,955

                                                             INVESCO V.I.  INVESCO V.I.
                                                             BALANCED-RISK DIVERSIFIED
                                                              ALLOCATION     DIVIDEND
                                                                 FUND          FUND
                                                             ------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $8,909,821   $68,918,516
Receivable for shares of the Portfolios sold................         292            --
Receivable for policy-related transactions..................          --        95,672
                                                              ----------   -----------
   Total assets.............................................   8,910,113    69,014,188
                                                              ----------   -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --        95,615
Payable for policy-related transactions.....................         206            --
                                                              ----------   -----------
   Total liabilities........................................         206        95,615
                                                              ----------   -----------
NET ASSETS..................................................  $8,909,907   $68,918,573
                                                              ==========   ===========

NET ASSETS:
Accumulation unit values....................................  $8,909,907   $68,918,573
Retained by AXA Equitable in Separate Account No. 70........          --            --
                                                              ----------   -----------
TOTAL NET ASSETS............................................  $8,909,907   $68,918,573
                                                              ==========   ===========

Investments in shares of the Portfolios, at cost............  $8,768,205   $62,413,516

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                             INVESCO V.I.
                                                              EQUITY AND
                                                                INCOME    INVESCO V.I. GLOBAL INVESCO V.I. GLOBAL
                                                                 FUND      HEALTH CARE FUND    REAL ESTATE FUND
                                                             ------------ ------------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $9,383,419      $3,391,383          $74,983,777
Receivable for shares of the Portfolios sold................          --              --                8,610
Receivable for policy-related transactions..................       8,298           4,068                   --
                                                              ----------      ----------          -----------
   Total assets.............................................   9,391,717       3,395,451           74,992,387
                                                              ----------      ----------          -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       8,298           4,068                   --
Payable for policy-related transactions.....................          --              --                8,610
                                                              ----------      ----------          -----------
   Total liabilities........................................       8,298           4,068                8,610
                                                              ----------      ----------          -----------
NET ASSETS..................................................  $9,383,419      $3,391,383          $74,983,777
                                                              ==========      ==========          ===========

NET ASSETS:
Accumulation unit values....................................  $9,383,419      $3,381,197          $74,983,353
Retained by AXA Equitable in Separate Account No. 70........          --          10,186                  424
                                                              ----------      ----------          -----------
TOTAL NET ASSETS............................................  $9,383,419      $3,391,383          $74,983,777
                                                              ==========      ==========          ===========

Investments in shares of the Portfolios, at cost............  $8,842,428      $4,445,269          $74,446,787

                                                                               INVESCO V.I.
                                                             INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I. MID CAP
                                                                YIELD FUND      GROWTH FUND    CORE EQUITY FUND
                                                             ----------------- ------------- --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $38,847,617     $43,251,331      $11,668,956
Receivable for shares of the Portfolios sold................             --           7,970              386
Receivable for policy-related transactions..................         37,816              --               --
                                                                -----------     -----------      -----------
   Total assets.............................................     38,885,433      43,259,301       11,669,342
                                                                -----------     -----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         37,758              --               --
Payable for policy-related transactions.....................             --           7,970              386
                                                                -----------     -----------      -----------
   Total liabilities........................................         37,758           7,970              386
                                                                -----------     -----------      -----------
NET ASSETS..................................................    $38,847,675     $43,251,331      $11,668,956
                                                                ===========     ===========      ===========

NET ASSETS:
Accumulation unit values....................................    $38,847,675     $43,251,326      $11,668,618
Retained by AXA Equitable in Separate Account No. 70........             --               5              338
                                                                -----------     -----------      -----------
TOTAL NET ASSETS............................................    $38,847,675     $43,251,331      $11,668,956
                                                                ===========     ===========      ===========

Investments in shares of the Portfolios, at cost............    $39,626,621     $43,960,302      $12,458,720

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016


                                                             INVESCO V.I. SMALL IVY VIP ASSET IVY VIP DIVIDEND   IVY VIP
                                                              CAP EQUITY FUND     STRATEGY     OPPORTUNITIES     ENERGY
                                                             ------------------ ------------- ---------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value......    $15,414,495      $35,327,079    $15,366,133    $42,229,503
Receivable for shares of the Portfolios sold................             --           45,008         18,637          2,861
Receivable for policy-related transactions..................         31,080               --             --             --
                                                                -----------      -----------    -----------    -----------
   Total assets.............................................     15,445,575       35,372,087     15,384,770     42,232,364
                                                                -----------      -----------    -----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         31,080               --             --             --
Payable for policy-related transactions.....................             --           45,008         18,637          2,861
                                                                -----------      -----------    -----------    -----------
   Total liabilities........................................         31,080           45,008         18,637          2,861
                                                                -----------      -----------    -----------    -----------
NET ASSETS..................................................    $15,414,495      $35,327,079    $15,366,133    $42,229,503
                                                                ===========      ===========    ===========    ===========

NET ASSETS:
Accumulation unit values....................................    $15,414,371      $35,326,499    $15,365,285    $42,229,238
Retained by AXA Equitable in Separate Account No. 70........            124              580            848            265
                                                                -----------      -----------    -----------    -----------
TOTAL NET ASSETS............................................    $15,414,495      $35,327,079    $15,366,133    $42,229,503
                                                                ===========      ===========    ===========    ===========

Investments in shares of the Portfolios, at cost............    $17,190,450      $45,220,161    $15,589,101    $39,523,000

                                                             IVY VIP GLOBAL
                                                                NATURAL     IVY VIP HIGH
                                                               RESOURCES       INCOME
                                                             -------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $11,075,146   $122,661,086
Receivable for shares of the Portfolios sold................           --             --
Receivable for policy-related transactions..................        4,385         36,367
                                                              -----------   ------------
   Total assets.............................................   11,079,531    122,697,453
                                                              -----------   ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............        4,385         36,367
Payable for policy-related transactions.....................           --             --
                                                              -----------   ------------
   Total liabilities........................................        4,385         36,367
                                                              -----------   ------------
NET ASSETS..................................................  $11,075,146   $122,661,086
                                                              ===========   ============

NET ASSETS:
Accumulation unit values....................................  $11,070,033   $122,653,783
Retained by AXA Equitable in Separate Account No. 70........        5,113          7,303
                                                              -----------   ------------
TOTAL NET ASSETS............................................  $11,075,146   $122,661,086
                                                              ===========   ============

Investments in shares of the Portfolios, at cost............  $12,104,434   $127,991,122

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016


                                                                                           IVY VIP SCIENCE
                                                             IVY VIP MICRO IVY VIP MID CAP       AND       IVY VIP SMALL
                                                              CAP GROWTH       GROWTH        TECHNOLOGY     CAP GROWTH
                                                             ------------- --------------- --------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $2,706,904     $44,464,972     $62,467,606    $23,084,446
Receivable for shares of the Portfolios sold................          --          11,149              --          7,114
Receivable for policy-related transactions..................         403              --             459             --
                                                              ----------     -----------     -----------    -----------
   Total assets.............................................   2,707,307      44,476,121      62,468,065     23,091,560
                                                              ----------     -----------     -----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         403              --             459             --
Payable for policy-related transactions.....................          --          11,149              --          7,114
                                                              ----------     -----------     -----------    -----------
   Total liabilities........................................         403          11,149             459          7,114
                                                              ----------     -----------     -----------    -----------
NET ASSETS..................................................  $2,706,904     $44,464,972     $62,467,606    $23,084,446
                                                              ==========     ===========     ===========    ===========

NET ASSETS:
Accumulation unit values....................................  $2,706,814     $44,464,910     $62,466,586    $23,076,968
Retained by AXA Equitable in Separate Account No. 70........          90              62           1,020          7,478
                                                              ----------     -----------     -----------    -----------
TOTAL NET ASSETS............................................  $2,706,904     $44,464,972     $62,467,606    $23,084,446
                                                              ==========     ===========     ===========    ===========

Investments in shares of the Portfolios, at cost............  $2,772,690     $46,510,338     $65,627,789    $26,471,120

                                                                              JANUS ASPEN
                                                               JANUS ASPEN      SERIES
                                                             SERIES BALANCED FLEXIBLE BOND
                                                                PORTFOLIO      PORTFOLIO
                                                             --------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $34,954,353    $22,530,745
Receivable for shares of the Portfolios sold................         5,898         61,225
Receivable for policy-related transactions..................            --             --
                                                               -----------    -----------
   Total assets.............................................    34,960,251     22,591,970
                                                               -----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............            --             --
Payable for policy-related transactions.....................         5,898         61,225
                                                               -----------    -----------
   Total liabilities........................................         5,898         61,225
                                                               -----------    -----------
NET ASSETS..................................................   $34,954,353    $22,530,745
                                                               ===========    ===========

NET ASSETS:
Accumulation unit values....................................   $34,954,341    $22,530,696
Retained by AXA Equitable in Separate Account No. 70........            12             49
                                                               -----------    -----------
TOTAL NET ASSETS............................................   $34,954,353    $22,530,745
                                                               ===========    ===========

Investments in shares of the Portfolios, at cost............   $34,533,397    $23,078,537

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                               JANUS ASPEN      JPMORGAN
                                                                 SERIES      INSURANCE TRUST    JPMORGAN
                                                             INTECH U.S. LOW     GLOBAL      INSURANCE TRUST LAZARD RETIREMENT
                                                               VOLATILITY      ALLOCATION    INCOME BUILDER  EMERGING MARKETS
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO    EQUITY PORTFOLIO
                                                             --------------- --------------- --------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $8,175,915      $12,782,702     $9,800,659       $77,798,404
Receivable for shares of the Portfolios sold................           --              437            336                --
Receivable for policy-related transactions..................      199,738               --             --            11,370
                                                               ----------      -----------     ----------       -----------
   Total assets.............................................    8,375,653       12,783,139      9,800,995        77,809,774
                                                               ----------      -----------     ----------       -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      199,738               --             --            11,370
Payable for policy-related transactions.....................           --              437            336                --
                                                               ----------      -----------     ----------       -----------
   Total liabilities........................................      199,738              437            336            11,370
                                                               ----------      -----------     ----------       -----------
NET ASSETS..................................................   $8,175,915      $12,782,702     $9,800,659       $77,798,404
                                                               ==========      ===========     ==========       ===========

NET ASSETS:
Accumulation unit values....................................   $8,175,884      $12,782,659     $9,800,490       $77,784,686
Retained by AXA Equitable in Separate Account No. 70........           31               43            169            13,718
                                                               ----------      -----------     ----------       -----------
TOTAL NET ASSETS............................................   $8,175,915      $12,782,702     $9,800,659       $77,798,404
                                                               ==========      ===========     ==========       ===========

Investments in shares of the Portfolios, at cost............   $7,928,391      $12,695,696     $9,804,174       $84,179,785

                                                              LORD ABBETT
                                                             SERIES FUND -  LORD ABBETT
                                                                 BOND      SERIES FUND -
                                                               DEBENTURE   CLASSIC STOCK
                                                               PORTFOLIO     PORTFOLIO
                                                             ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $93,139,904   $4,366,459
Receivable for shares of the Portfolios sold................           --          192
Receivable for policy-related transactions..................       62,516           --
                                                              -----------   ----------
   Total assets.............................................   93,202,420    4,366,651
                                                              -----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............       62,450           --
Payable for policy-related transactions.....................           --          192
                                                              -----------   ----------
   Total liabilities........................................       62,450          192
                                                              -----------   ----------
NET ASSETS..................................................  $93,139,970   $4,366,459
                                                              ===========   ==========

NET ASSETS:
Accumulation unit values....................................  $93,139,970   $4,366,224
Retained by AXA Equitable in Separate Account No. 70........           --          235
                                                              -----------   ----------
TOTAL NET ASSETS............................................  $93,139,970   $4,366,459
                                                              ===========   ==========

Investments in shares of the Portfolios, at cost............  $93,882,330   $4,782,415

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                              LORD ABBETT
                                                             SERIES FUND -                                   MFS(R)
                                                                GROWTH         MFS(R)         MFS(R)     MASSACHUSETTS
                                                             OPPORTUNITIES  INTERNATIONAL   INVESTORS   INVESTORS GROWTH
                                                               PORTFOLIO   VALUE PORTFOLIO TRUST SERIES STOCK PORTFOLIO
                                                             ------------- --------------- ------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $4,377,301    $172,253,286   $10,278,485    $10,888,864
Receivable for shares of the Portfolios sold................         177              --            --             --
Receivable for policy-related transactions..................          --          82,123         4,228         12,882
                                                              ----------    ------------   -----------    -----------
   Total assets.............................................   4,377,478     172,335,409    10,282,713     10,901,746
                                                              ----------    ------------   -----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --          82,123         4,228         12,882
Payable for policy-related transactions.....................         177              --            --             --
                                                              ----------    ------------   -----------    -----------
   Total liabilities........................................         177          82,123         4,228         12,882
                                                              ----------    ------------   -----------    -----------
NET ASSETS..................................................  $4,377,301    $172,253,286   $10,278,485    $10,888,864
                                                              ==========    ============   ===========    ===========

NET ASSETS:
Accumulation unit values....................................  $4,376,506    $172,235,598   $10,278,454    $10,888,318
Retained by AXA Equitable in Separate Account No. 70........         795          17,688            31            546
                                                              ----------    ------------   -----------    -----------
TOTAL NET ASSETS............................................  $4,377,301    $172,253,286   $10,278,485    $10,888,864
                                                              ==========    ============   ===========    ===========

Investments in shares of the Portfolios, at cost............  $4,820,277    $166,308,504   $10,631,375    $12,363,845


                                                               MFS(R)     MFS(R)
                                                              RESEARCH  TECHNOLOGY
                                                               SERIES   PORTFOLIO
                                                             ---------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $1,712,000 $21,844,805
Receivable for shares of the Portfolios sold................         --          --
Receivable for policy-related transactions..................     11,453         188
                                                             ---------- -----------
   Total assets.............................................  1,723,453  21,844,993
                                                             ---------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............     11,453         188
Payable for policy-related transactions.....................         --          --
                                                             ---------- -----------
   Total liabilities........................................     11,453         188
                                                             ---------- -----------
NET ASSETS.................................................. $1,712,000 $21,844,805
                                                             ========== ===========

NET ASSETS:
Accumulation unit values.................................... $1,711,964 $21,844,397
Retained by AXA Equitable in Separate Account No. 70........         36         408
                                                             ---------- -----------
TOTAL NET ASSETS............................................ $1,712,000 $21,844,805
                                                             ========== ===========

Investments in shares of the Portfolios, at cost............ $1,795,311 $18,956,405

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016


                                                                  MFS(R)         MFS(R)       MULTIMANAGER    MULTIMANAGER
                                                             UTILITIES SERIES VALUE SERIES AGGRESSIVE EQUITY*  CORE BOND*
                                                             ---------------- ------------ ------------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value......   $46,478,965    $13,803,896     $13,531,207     $102,096,858
Receivable for shares of the Portfolios sold................            --             --              --           44,618
Receivable for policy-related transactions..................           643         39,474          18,102               --
                                                               -----------    -----------     -----------     ------------
   Total assets.............................................    46,479,608     13,843,370      13,549,309      102,141,476
                                                               -----------    -----------     -----------     ------------

LIABILITIES:
Payable for shares of the Portfolios purchased..............           643         39,463          18,102               --
Payable for policy-related transactions.....................            --             --              --           44,618
                                                               -----------    -----------     -----------     ------------
   Total liabilities........................................           643         39,463          18,102           44,618
                                                               -----------    -----------     -----------     ------------
NET ASSETS..................................................   $46,478,965    $13,803,907     $13,531,207     $102,096,858
                                                               ===========    ===========     ===========     ============

NET ASSETS:
Accumulation unit values....................................   $46,478,781    $13,803,907     $13,495,411     $102,096,166
Retained by AXA Equitable in Separate Account No. 70........           184             --          35,796              692
                                                               -----------    -----------     -----------     ------------
TOTAL NET ASSETS............................................   $46,478,965    $13,803,907     $13,531,207     $102,096,858
                                                               ===========    ===========     ===========     ============

Investments in shares of the Portfolios, at cost............   $53,431,236    $13,791,011     $11,870,269     $104,642,955

                                                             MULTIMANAGER MULTIMANAGER
                                                               MID CAP      MID CAP
                                                               GROWTH*       VALUE*
                                                             ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $16,481,577  $18,341,123
Receivable for shares of the Portfolios sold................       3,706        7,118
Receivable for policy-related transactions..................          --           --
                                                             -----------  -----------
   Total assets.............................................  16,485,283   18,348,241
                                                             -----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --           --
Payable for policy-related transactions.....................       3,706        7,091
                                                             -----------  -----------
   Total liabilities........................................       3,706        7,091
                                                             -----------  -----------
NET ASSETS.................................................. $16,481,577  $18,341,150
                                                             ===========  ===========

NET ASSETS:
Accumulation unit values.................................... $16,481,388  $18,341,150
Retained by AXA Equitable in Separate Account No. 70........         189           --
                                                             -----------  -----------
TOTAL NET ASSETS............................................ $16,481,577  $18,341,150
                                                             ===========  ===========

Investments in shares of the Portfolios, at cost............ $17,240,415  $16,083,763

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                          NEUBERGER BERMAN
                                                                          ABSOLUTE RETURN  NEUBERGER BERMAN
                                                             MULTIMANAGER  MULTI-MANAGER    INTERNATIONAL
                                                             TECHNOLOGY*     PORTFOLIO     EQUITY PORTFOLIO
                                                             ------------ ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $24,375,593     $1,877,923       $3,062,293
Receivable for shares of the Portfolios sold................          --             --              114
Receivable for policy-related transactions..................      52,210            404               --
                                                             -----------     ----------       ----------
   Total assets.............................................  24,427,803      1,878,327        3,062,407
                                                             -----------     ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      52,191            355               --
Payable for policy-related transactions.....................          --             --              114
                                                             -----------     ----------       ----------
   Total liabilities........................................      52,191            355              114
                                                             -----------     ----------       ----------
NET ASSETS.................................................. $24,375,612     $1,877,972       $3,062,293
                                                             ===========     ==========       ==========

NET ASSETS:
Accumulation unit values.................................... $24,375,612     $1,877,972       $3,062,293
Retained by AXA Equitable in Separate Account No. 70........          --             --               --
                                                             -----------     ----------       ----------
TOTAL NET ASSETS............................................ $24,375,612     $1,877,972       $3,062,293
                                                             ===========     ==========       ==========

Investments in shares of the Portfolios, at cost............ $23,363,273     $1,942,872       $3,199,232

                                                                                       PIMCO        PIMCO
                                                                     PIMCO            EMERGING   GLOBAL BOND
                                                             COMMODITYREALRETURN(R) MARKETS BOND  PORTFOLIO
                                                               STRATEGY PORTFOLIO    PORTFOLIO   (UNHEDGED)
                                                             ---------------------- ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair value......      $17,631,313       $19,133,174  $1,615,460
Receivable for shares of the Portfolios sold................               --                --         382
Receivable for policy-related transactions..................            5,057            14,265          --
                                                                  -----------       -----------  ----------
   Total assets.............................................       17,636,370        19,147,439   1,615,842
                                                                  -----------       -----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............            5,057            14,265          --
Payable for policy-related transactions.....................               --                --         382
                                                                  -----------       -----------  ----------
   Total liabilities........................................            5,057            14,265         382
                                                                  -----------       -----------  ----------
NET ASSETS..................................................      $17,631,313       $19,133,174  $1,615,460
                                                                  ===========       ===========  ==========

NET ASSETS:
Accumulation unit values....................................      $17,609,346       $19,107,297  $1,615,343
Retained by AXA Equitable in Separate Account No. 70........           21,967            25,877         117
                                                                  -----------       -----------  ----------
TOTAL NET ASSETS............................................      $17,631,313       $19,133,174  $1,615,460
                                                                  ===========       ===========  ==========

Investments in shares of the Portfolios, at cost............      $23,610,902       $20,389,416  $1,659,275

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                PIMCO
                                                               GLOBAL
                                                             MULTI-ASSET
                                                               MANAGED      PIMCO       PIMCO
                                                             ALLOCATION  REAL RETURN TOTAL RETURN PROFUND   PROFUND VP
                                                              PORTFOLIO   PORTFOLIO   PORTFOLIO   VP BEAR  BIOTECHNOLOGY
                                                             ----------- ----------- ------------ -------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $1,275,120  $58,515,133 $154,482,951 $213,983  $43,369,528
Receivable for shares of the Portfolios sold................         43           --       95,759        8        3,876
Receivable for policy-related transactions..................         --       21,511           --       --           --
                                                             ----------  ----------- ------------ --------  -----------
   Total assets.............................................  1,275,163   58,536,644  154,578,710  213,991   43,373,404
                                                             ----------  ----------- ------------ --------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         --       21,511           --       --           --
Payable for policy-related transactions.....................         43           --       95,759        8        3,876
                                                             ----------  ----------- ------------ --------  -----------
   Total liabilities........................................         43       21,511       95,759        8        3,876
                                                             ----------  ----------- ------------ --------  -----------
NET ASSETS.................................................. $1,275,120  $58,515,133 $154,482,951 $213,983  $43,369,528
                                                             ==========  =========== ============ ========  ===========

NET ASSETS:
Accumulation unit values.................................... $1,275,105  $58,512,280 $154,464,667 $212,555  $43,361,182
Retained by AXA Equitable in Separate Account No. 70........         15        2,853       18,284    1,428        8,346
                                                             ----------  ----------- ------------ --------  -----------
TOTAL NET ASSETS............................................ $1,275,120  $58,515,133 $154,482,951 $213,983  $43,369,528
                                                             ==========  =========== ============ ========  ===========

Investments in shares of the Portfolios, at cost............ $1,269,646  $63,583,777 $161,251,169 $251,021  $49,525,328


                                                             PUTNAM VT
                                                              ABSOLUTE
                                                             RETURN 500
                                                                FUND
                                                             ----------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $2,145,266
Receivable for shares of the Portfolios sold................         --
Receivable for policy-related transactions..................      2,501
                                                             ----------
   Total assets.............................................  2,147,767
                                                             ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............      2,470
Payable for policy-related transactions.....................         --
                                                             ----------
   Total liabilities........................................      2,470
                                                             ----------
NET ASSETS.................................................. $2,145,297
                                                             ==========

NET ASSETS:
Accumulation unit values.................................... $2,145,297
Retained by AXA Equitable in Separate Account No. 70........         --
                                                             ----------
TOTAL NET ASSETS............................................ $2,145,297
                                                             ==========

Investments in shares of the Portfolios, at cost............ $2,191,180

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                              PUTNAM VT   PUTNAM VT             QS LEGG MASON    SEI VP
                                                             DIVERSIFIED GLOBAL ASSET PUTNAM VT    DYNAMIC      BALANCED
                                                               INCOME     ALLOCATION  RESEARCH  MULTI-STRATEGY  STRATEGY
                                                                FUND         FUND       FUND    VIT PORTFOLIO     FUND
                                                             ----------- ------------ --------- -------------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $7,624,154   $2,120,281  $113,629    $3,153,322   $7,179,196
Receivable for shares of the Portfolios sold................         --           66         4            --           --
Receivable for policy-related transactions..................     10,306           --        --         1,173          180
                                                             ----------   ----------  --------    ----------   ----------
   Total assets.............................................  7,634,460    2,120,347   113,633     3,154,495    7,179,376
                                                             ----------   ----------  --------    ----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............     10,306           --        --         1,153          180
Payable for policy-related transactions.....................         --           --        --            --           --
                                                             ----------   ----------  --------    ----------   ----------
   Total liabilities........................................     10,306           --        --         1,153          180
                                                             ----------   ----------  --------    ----------   ----------
NET ASSETS.................................................. $7,624,154   $2,120,347  $113,633    $3,153,342   $7,179,196
                                                             ==========   ==========  ========    ==========   ==========

NET ASSETS:
Accumulation unit values.................................... $7,624,100   $2,120,347  $113,633    $3,153,342   $7,178,496
Retained by AXA Equitable in Separate Account No. 70........         54           --        --            --          700
                                                             ----------   ----------  --------    ----------   ----------
TOTAL NET ASSETS............................................ $7,624,154   $2,120,347  $113,633    $3,153,342   $7,179,196
                                                             ==========   ==========  ========    ==========   ==========

Investments in shares of the Portfolios, at cost............ $7,351,041   $2,100,489  $101,937    $3,382,242   $7,337,838

                                                                SEI VP
                                                             CONSERVATIVE
                                                               STRATEGY
                                                                 FUND
                                                             ------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $12,089,778
Receivable for shares of the Portfolios sold................          --
Receivable for policy-related transactions..................          96
                                                             -----------
   Total assets.............................................  12,089,874
                                                             -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          96
Payable for policy-related transactions.....................          --
                                                             -----------
   Total liabilities........................................          96
                                                             -----------
NET ASSETS.................................................. $12,089,778
                                                             ===========

NET ASSETS:
Accumulation unit values.................................... $12,089,733
Retained by AXA Equitable in Separate Account No. 70........          45
                                                             -----------
TOTAL NET ASSETS............................................ $12,089,778
                                                             ===========

Investments in shares of the Portfolios, at cost............ $12,137,630

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016


                                                                SEI VP        SEI VP        SEI VP     T. ROWE PRICE
                                                             MARKET GROWTH  MARKET PLUS    MODERATE    EQUITY INCOME
                                                             STRATEGY FUND STRATEGY FUND STRATEGY FUND PORTFOLIO-II
                                                             ------------- ------------- ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $7,487,589    $1,780,422    $12,143,527   $4,567,999
Receivable for shares of the Portfolios sold................         251            60            400           --
Receivable for policy-related transactions..................          --            --             --          580
                                                              ----------    ----------    -----------   ----------
   Total assets.............................................   7,487,840     1,780,482     12,143,927    4,568,579
                                                              ----------    ----------    -----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............          --            --             --          463
Payable for policy-related transactions.....................         237            60            400           --
                                                              ----------    ----------    -----------   ----------
   Total liabilities........................................         237            60            400          463
                                                              ----------    ----------    -----------   ----------
NET ASSETS..................................................  $7,487,603    $1,780,422    $12,143,527   $4,568,116
                                                              ==========    ==========    ===========   ==========

NET ASSETS:
Accumulation unit values....................................  $7,487,603    $1,780,408    $12,142,919   $4,568,116
Retained by AXA Equitable in Separate Account No. 70........          --            14            608           --
                                                              ----------    ----------    -----------   ----------
TOTAL NET ASSETS............................................  $7,487,603    $1,780,422    $12,143,527   $4,568,116
                                                              ==========    ==========    ===========   ==========

Investments in shares of the Portfolios, at cost............  $7,818,058    $1,795,933    $12,115,066   $4,591,877

                                                                             TEMPLETON
                                                              T. ROWE PRICE  DEVELOPING
                                                             HEALTH SCIENCES  MARKETS
                                                              PORTFOLIO-II    VIP FUND
                                                             --------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value......  $114,513,808   $15,169,531
Receivable for shares of the Portfolios sold................            --         1,699
Receivable for policy-related transactions..................         4,699            --
                                                              ------------   -----------
   Total assets.............................................   114,518,507    15,171,230
                                                              ------------   -----------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         4,699            --
Payable for policy-related transactions.....................            --         1,699
                                                              ------------   -----------
   Total liabilities........................................         4,699         1,699
                                                              ------------   -----------
NET ASSETS..................................................  $114,513,808   $15,169,531
                                                              ============   ===========

NET ASSETS:
Accumulation unit values....................................  $114,510,664   $15,135,439
Retained by AXA Equitable in Separate Account No. 70........         3,144        34,092
                                                              ------------   -----------
TOTAL NET ASSETS............................................  $114,513,808   $15,169,531
                                                              ============   ===========

Investments in shares of the Portfolios, at cost............  $123,461,935   $15,936,017

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                             VANECK VIP
                                                                                                            UNCONSTRAINED
                                                             TEMPLETON   TEMPLETON   TEMPLETON  VANECK VIP    EMERGING
                                                              FOREIGN   GLOBAL BOND   GROWTH    GLOBAL HARD    MARKETS
                                                             VIP FUND    VIP FUND    VIP FUND   ASSETS FUND   BOND FUND
                                                             ---------- ------------ ---------- ----------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value...... $8,378,166 $135,073,307 $1,868,602 $30,085,897   $755,860
Receivable for shares of the Portfolios sold................        594       70,762        169          --      7,512
Receivable for policy-related transactions..................         --           --         --          48         --
                                                             ---------- ------------ ---------- -----------   --------
   Total assets.............................................  8,378,760  135,144,069  1,868,771  30,085,945    763,372
                                                             ---------- ------------ ---------- -----------   --------

LIABILITIES:
Payable for shares of the Portfolios purchased..............         --           --         --          48         --
Payable for policy-related transactions.....................        594       70,762        169          --      7,474
                                                             ---------- ------------ ---------- -----------   --------
   Total liabilities........................................        594       70,762        169          48      7,474
                                                             ---------- ------------ ---------- -----------   --------
NET ASSETS.................................................. $8,378,166 $135,073,307 $1,868,602 $30,085,897   $755,898
                                                             ========== ============ ========== ===========   ========

NET ASSETS:
Accumulation unit values.................................... $8,376,061 $135,068,511 $1,868,249 $30,063,771   $755,898
Retained by AXA Equitable in Separate Account No. 70........      2,105        4,796        353      22,126         --
                                                             ---------- ------------ ---------- -----------   --------
TOTAL NET ASSETS............................................ $8,378,166 $135,073,307 $1,868,602 $30,085,897   $755,898
                                                             ========== ============ ========== ===========   ========

Investments in shares of the Portfolios, at cost............ $9,348,090 $147,018,938 $1,830,636 $31,339,072   $750,494

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                                                                           PORTFOLIO SHARES
                                                                                             SHARE CLASS**       HELD
                                                                                           --------------- ----------------
1290 VT SOCIALLY RESPONSIBLE..............................................................        B              300,368

7TWELVE/TM/ BALANCED PORTFOLIO............................................................     CLASS 4         6,568,725

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.................................................        B              508,531

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO...................................................        B               22,709

AB VPS GROWTH AND INCOME PORTFOLIO........................................................        B               95,523

AB VPS INTERNATIONAL GROWTH PORTFOLIO.....................................................        B              430,324

AB VPS REAL ESTATE INVESTMENT PORTFOLIO...................................................        B              466,187

AB VPS SMALL/MID CAP VALUE PORTFOLIO......................................................        B              141,734

ALL ASSET AGGRESSIVE-ALT 25...............................................................        B              857,385

ALL ASSET AGGRESSIVE-ALT 50...............................................................        B              305,172

ALL ASSET AGGRESSIVE-ALT 75...............................................................        B              338,896

ALL ASSET GROWTH-ALT 20...................................................................        A              971,475

ALL ASSET MODERATE GROWTH-ALT 15..........................................................        B            1,357,665

ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO..........................................    CLASS III          143,189

AMERICAN CENTURY VP INFLATION PROTECTION FUND.............................................    CLASS II           427,042

AMERICAN CENTURY VP LARGE COMPANY VALUE...................................................    CLASS II           153,137

AMERICAN CENTURY VP MID CAP VALUE FUND....................................................    CLASS II         5,344,305

AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/..............................     CLASS 4         1,261,551

AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..........................................     CLASS 4         3,737,200

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/.................................     CLASS 4           168,202

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/...................     CLASS 4           614,670

AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/.................................     CLASS 4           138,012

AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND INCOME FUND/SM/...............     CLASS 4           224,537

AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET ALLOCATION FUND/SM/.................    CLASS P-2          480,852

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)......................................     CLASS 4         1,856,989

AXA 400 MANAGED VOLATILITY................................................................        B            3,650,647

AXA 500 MANAGED VOLATILITY................................................................        B            8,597,854

AXA 2000 MANAGED VOLATILITY...............................................................        B            3,891,588

AXA AGGRESSIVE ALLOCATION.................................................................        A            1,711,369
AXA AGGRESSIVE ALLOCATION.................................................................        B              274,823

AXA AGGRESSIVE STRATEGY...................................................................        B          205,012,456

AXA BALANCED STRATEGY.....................................................................        B          193,422,698

AXA CONSERVATIVE GROWTH STRATEGY..........................................................        B           96,899,671

AXA CONSERVATIVE STRATEGY.................................................................        B           66,487,157

AXA GLOBAL EQUITY MANAGED VOLATILITY......................................................        A              413,574
AXA GLOBAL EQUITY MANAGED VOLATILITY......................................................        B              582,450

AXA GROWTH STRATEGY.......................................................................        B          220,248,320

AXA INTERNATIONAL CORE MANAGED VOLATILITY.................................................        A              486,587

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                           PORTFOLIO SHARES
                                                                                             SHARE CLASS**       HELD
                                                                                           --------------- ----------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY.................................................        B              797,896

AXA INTERNATIONAL MANAGED VOLATILITY......................................................        B            9,587,582

AXA INTERNATIONAL VALUE MANAGED VOLATILITY................................................        A              269,909

AXA LARGE CAP CORE MANAGED VOLATILITY.....................................................        B              958,056

AXA LARGE CAP GROWTH MANAGED VOLATILITY...................................................        A              190,328
AXA LARGE CAP GROWTH MANAGED VOLATILITY...................................................        B              622,456

AXA LARGE CAP VALUE MANAGED VOLATILITY....................................................        A              547,779
AXA LARGE CAP VALUE MANAGED VOLATILITY....................................................        B              864,768

AXA MID CAP VALUE MANAGED VOLATILITY......................................................        A              265,890
AXA MID CAP VALUE MANAGED VOLATILITY......................................................        B              733,716

AXA MODERATE ALLOCATION...................................................................        A            7,163,566
AXA MODERATE ALLOCATION...................................................................        B            2,357,332

AXA MODERATE GROWTH STRATEGY..............................................................        B          375,150,718

AXA MODERATE-PLUS ALLOCATION..............................................................        A            3,336,380
AXA MODERATE-PLUS ALLOCATION..............................................................        B            1,403,620

AXA NATURAL RESOURCES.....................................................................        B              714,184

AXA REAL ESTATE...........................................................................        B            1,176,755

AXA SMARTBETA EQUITY......................................................................        B              614,714
AXA SMARTBETA EQUITY......................................................................        K              533,461

AXA ULTRA CONSERVATIVE STRATEGY...........................................................        B           24,492,455

AXA/AB DYNAMIC GROWTH.....................................................................        B           34,156,945

AXA/AB DYNAMIC MODERATE GROWTH............................................................        B          211,515,365

AXA/AB SHORT DURATION GOVERNMENT BOND.....................................................        B              168,746

AXA/AB SMALL CAP GROWTH...................................................................        A            2,220,436
AXA/AB SMALL CAP GROWTH...................................................................        B            1,072,314

AXA/CLEARBRIDGE LARGE CAP GROWTH..........................................................        B            7,231,487

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND...............................................        B              730,225

AXA/FRANKLIN BALANCED MANAGED VOLATILITY..................................................        A              412,185
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..................................................        B              497,787

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY...........................................        A              178,424
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY...........................................        B              486,481

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY......................................        A              721,042
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY......................................        B              510,840

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION....................................................        B           28,580,193

AXA/INVESCO STRATEGIC ALLOCATION..........................................................        B           16,161,706

AXA/JANUS ENTERPRISE......................................................................        A            1,860,314
AXA/JANUS ENTERPRISE......................................................................        B              944,112

AXA/LEGG MASON STRATEGIC ALLOCATION.......................................................        B            4,847,433

AXA/LOOMIS SAYLES GROWTH..................................................................        A            4,573,284
AXA/LOOMIS SAYLES GROWTH..................................................................        B            1,638,187

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY............................................        A               84,807
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY............................................        B              225,902

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                           PORTFOLIO SHARES
                                                                                             SHARE CLASS**       HELD
                                                                                           --------------- ----------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY............................................        A              257,016
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY............................................        B            1,204,367

BLACKROCK GLOBAL ALLOCATION V.I. FUND.....................................................    CLASS III        7,884,613

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND..................................................    CLASS III          172,931

BLACKROCK LARGE CAP GROWTH V.I. FUND......................................................    CLASS III        2,534,386

CHARTER/SM/ AGGRESSIVE GROWTH.............................................................        B              537,387

CHARTER/SM/ ALTERNATIVE 100 MODERATE......................................................        B              898,592

CHARTER/SM/ CONSERVATIVE..................................................................        B            2,957,369

CHARTER/SM/ GROWTH........................................................................        B            1,275,343

CHARTER/SM/ INCOME STRATEGIES.............................................................        B              484,237

CHARTER/SM/ INTEREST RATE STRATEGIES......................................................        B              446,404

CHARTER/SM/ INTERNATIONAL MODERATE........................................................        B              901,235

CHARTER/SM/ MODERATE......................................................................        B            2,408,733

CHARTER/SM/ MODERATE GROWTH...............................................................        B            2,228,974

CHARTER/SM/ MULTI-SECTOR BOND.............................................................        B              513,330

CHARTER/SM/ REAL ASSETS...................................................................        B              510,811

CHARTER/SM/ SMALL CAP GROWTH..............................................................        B              665,952

CHARTER/SM/ SMALL CAP VALUE...............................................................        B            1,211,525

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO..........................................    CLASS II         1,828,007

CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO...............................................    CLASS II           227,743

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO..........................................    CLASS II         1,264,336

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO....................................................    CLASS II           195,777

DELAWARE VIP(R) DIVERSIFIED INCOME SERIES.................................................  SERVICE CLASS      1,307,826

DELAWARE VIP(R) EMERGING MARKETS SERIES...................................................  SERVICE CLASS         57,837

DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES....................................  SERVICE CLASS        925,190

EATON VANCE VT FLOATING-RATE INCOME FUND..................................................  INITIAL CLASS      2,208,850

EQ/BLACKROCK BASIC VALUE EQUITY...........................................................        A            5,376,824
EQ/BLACKROCK BASIC VALUE EQUITY...........................................................        B              640,377

EQ/BOSTON ADVISORS EQUITY INCOME..........................................................        A            3,771,764
EQ/BOSTON ADVISORS EQUITY INCOME..........................................................        B            1,561,468

EQ/CAPITAL GUARDIAN RESEARCH..............................................................        A              516,012
EQ/CAPITAL GUARDIAN RESEARCH..............................................................        B              229,311

EQ/COMMON STOCK INDEX.....................................................................        A            1,014,723
EQ/COMMON STOCK INDEX.....................................................................        B              205,579

EQ/CONVERTIBLE SECURITIES.................................................................        B              544,885
EQ/CONVERTIBLE SECURITIES.................................................................        K              404,432

EQ/CORE BOND INDEX........................................................................        B           33,667,332

EQ/EMERGING MARKETS EQUITY PLUS...........................................................        B              522,999

EQ/ENERGY ETF.............................................................................        B              499,363
EQ/ENERGY ETF.............................................................................        K               91,286

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                           PORTFOLIO SHARES
                                                                                             SHARE CLASS**       HELD
                                                                                           --------------- ----------------
EQ/EQUITY 500 INDEX.......................................................................        A            4,464,288
EQ/EQUITY 500 INDEX.......................................................................        B            1,185,989

EQ/GAMCO MERGERS AND ACQUISITIONS.........................................................        A              954,044
EQ/GAMCO MERGERS AND ACQUISITIONS.........................................................        B              326,494

EQ/GAMCO SMALL COMPANY VALUE..............................................................        A            3,701,159
EQ/GAMCO SMALL COMPANY VALUE..............................................................        B              509,055

EQ/GLOBAL BOND PLUS.......................................................................        A              634,566
EQ/GLOBAL BOND PLUS.......................................................................        B              524,919

EQ/HIGH YIELD BOND........................................................................        B            1,157,919

EQ/INTERMEDIATE GOVERNMENT BOND...........................................................        B           12,477,937

EQ/INTERNATIONAL EQUITY INDEX.............................................................        A            2,726,443
EQ/INTERNATIONAL EQUITY INDEX.............................................................        B            1,337,153

EQ/INVESCO COMSTOCK.......................................................................        A            1,753,443
EQ/INVESCO COMSTOCK.......................................................................        B              545,291

EQ/JPMORGAN VALUE OPPORTUNITIES...........................................................        A              534,088
EQ/JPMORGAN VALUE OPPORTUNITIES...........................................................        B              398,948

EQ/LARGE CAP GROWTH INDEX.................................................................        A            2,772,551
EQ/LARGE CAP GROWTH INDEX.................................................................        B              898,560

EQ/LARGE CAP VALUE INDEX..................................................................        A            2,627,961
EQ/LARGE CAP VALUE INDEX..................................................................        B              764,568

EQ/LOW VOLATILITY GLOBAL ETF..............................................................        B              267,147
EQ/LOW VOLATILITY GLOBAL ETF..............................................................        K               95,214

EQ/MFS INTERNATIONAL GROWTH...............................................................        A            3,074,045
EQ/MFS INTERNATIONAL GROWTH...............................................................        B            1,793,827

EQ/MID CAP INDEX..........................................................................        A            4,128,771
EQ/MID CAP INDEX..........................................................................        B            1,013,431

EQ/MONEY MARKET...........................................................................        A           86,794,337
EQ/MONEY MARKET...........................................................................        B           66,913,762

EQ/OPPENHEIMER GLOBAL.....................................................................        A            2,623,599
EQ/OPPENHEIMER GLOBAL.....................................................................        B            1,065,054

EQ/PIMCO GLOBAL REAL RETURN...............................................................        B            1,420,449

EQ/PIMCO ULTRA SHORT BOND.................................................................        A            2,578,354
EQ/PIMCO ULTRA SHORT BOND.................................................................        B              745,051

EQ/QUALITY BOND PLUS......................................................................        B            3,175,940

EQ/SMALL COMPANY INDEX....................................................................        A            3,892,886
EQ/SMALL COMPANY INDEX....................................................................        B              959,770

EQ/T. ROWE PRICE GROWTH STOCK.............................................................        A            2,689,787
EQ/T. ROWE PRICE GROWTH STOCK.............................................................        B              985,204

EQ/UBS GROWTH & INCOME....................................................................        B              809,527

FEDERATED HIGH INCOME BOND FUND II........................................................  SERVICE CLASS      2,169,890

FEDERATED KAUFMANN FUND II................................................................  SERVICE CLASS        261,660

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO........................................... SERVICE CLASS 2        39,925

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO................................................... SERVICE CLASS 2     4,388,119

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                           PORTFOLIO SHARES
                                                                                             SHARE CLASS**       HELD
                                                                                           --------------- ----------------
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO.................................................... SERVICE CLASS 2        48,557

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO.................................................... SERVICE CLASS 2        83,703

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO.................................................... SERVICE CLASS 2        94,009

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO.................................................... SERVICE CLASS 2        70,574

FIDELITY(R) VIP MID CAP PORTFOLIO......................................................... SERVICE CLASS 2     2,082,165

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO................................................ SERVICE CLASS 2     8,340,042

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO............................................. CLASS I SHARES        270,594

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO.............................. CLASS I SHARES      2,962,055

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND...............................................     CLASS 2         2,634,670

FRANKLIN INCOME VIP FUND..................................................................     CLASS 2         5,378,969

FRANKLIN MUTUAL SHARES VIP FUND...........................................................     CLASS 2           682,162

FRANKLIN RISING DIVIDENDS VIP FUND........................................................     CLASS 2         2,574,635

FRANKLIN STRATEGIC INCOME VIP FUND........................................................     CLASS 2         5,570,185

GOLDMAN SACHS VIT MID CAP VALUE FUND...................................................... SERVICE SHARES      1,936,841

GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.......................................  COMMON SHARES        152,691

GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND................................................  COMMON SHARES         36,809

HARTFORD CAPITAL APPRECIATION HLS FUND....................................................       IC              301,169

HARTFORD GROWTH OPPORTUNITIES HLS FUND....................................................       IC              866,958

INVESCO V.I. AMERICAN FRANCHISE FUND......................................................    SERIES II            9,518

INVESCO V.I. BALANCED-RISK ALLOCATION FUND................................................    SERIES II          794,102

INVESCO V.I. DIVERSIFIED DIVIDEND FUND....................................................    SERIES II        2,627,469

INVESCO V.I. EQUITY AND INCOME FUND.......................................................    SERIES II          530,736

INVESCO V.I. GLOBAL HEALTH CARE FUND......................................................    SERIES II          147,004

INVESCO V.I. GLOBAL REAL ESTATE FUND......................................................    SERIES II        4,779,081

INVESCO V.I. HIGH YIELD FUND..............................................................    SERIES II        7,247,690

INVESCO V.I. INTERNATIONAL GROWTH FUND....................................................    SERIES II        1,333,272

INVESCO V.I. MID CAP CORE EQUITY FUND.....................................................    SERIES II          925,373

INVESCO V.I. SMALL CAP EQUITY FUND........................................................    SERIES II          876,820

IVY VIP ASSET STRATEGY....................................................................  COMMON SHARES      4,391,730

IVY VIP DIVIDEND OPPORTUNITIES............................................................  COMMON SHARES      1,973,407

IVY VIP ENERGY............................................................................  COMMON SHARES      6,235,438

IVY VIP GLOBAL NATURAL RESOURCES..........................................................  COMMON SHARES      2,459,012

IVY VIP HIGH INCOME.......................................................................  COMMON SHARES     33,997,917

IVY VIP MICRO CAP GROWTH..................................................................  COMMON SHARES        131,002

IVY VIP MID CAP GROWTH....................................................................  COMMON SHARES      4,711,420

IVY VIP SCIENCE AND TECHNOLOGY............................................................  COMMON SHARES      2,796,272

IVY VIP SMALL CAP GROWTH..................................................................  COMMON SHARES      2,382,911

JANUS ASPEN SERIES BALANCED PORTFOLIO..................................................... SERVICE SHARES      1,096,091

JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO................................................ SERVICE SHARES      1,783,907

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                           PORTFOLIO SHARES
                                                                                             SHARE CLASS**       HELD
                                                                                           --------------- ----------------
JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO................................... SERVICE SHARES        534,374

JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION PORTFOLIO......................................    CLASS 2            859,630

JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO.........................................    CLASS 2            987,970

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO....................................... SERVICE SHARES      4,144,827

LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......................................   VC SHARES         7,800,662

LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........................................   VC SHARES           349,038

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.................................   VC SHARES           365,995

MFS(R) INTERNATIONAL VALUE PORTFOLIO...................................................... SERVICE CLASS       7,748,686

MFS(R) INVESTORS TRUST SERIES............................................................. SERVICE CLASS         406,586

MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO..................................... SERVICE CLASS         715,902

MFS(R) RESEARCH SERIES.................................................................... SERVICE CLASS          66,537

MFS(R) TECHNOLOGY PORTFOLIO............................................................... SERVICE CLASS       1,732,340

MFS(R) UTILITIES SERIES................................................................... SERVICE CLASS       1,762,570

MFS(R) VALUE SERIES....................................................................... SERVICE CLASS         742,544

MULTIMANAGER AGGRESSIVE EQUITY............................................................       B               291,865

MULTIMANAGER CORE BOND....................................................................       B            10,418,726

MULTIMANAGER MID CAP GROWTH...............................................................       B             1,955,423

MULTIMANAGER MID CAP VALUE................................................................       B             1,196,542

MULTIMANAGER TECHNOLOGY...................................................................       B             1,206,342

NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO.................................. CLASS S SHARES        202,362

NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO........................................... CLASS S SHARES        283,022

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO........................................... ADVISOR CLASS       2,217,775

PIMCO EMERGING MARKETS BOND PORTFOLIO..................................................... ADVISOR CLASS       1,520,920

PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED).................................................... ADVISOR CLASS         139,988

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO..................................... ADVISOR CLASS         110,400

PIMCO REAL RETURN PORTFOLIO............................................................... ADVISOR CLASS       4,768,960

PIMCO TOTAL RETURN PORTFOLIO.............................................................. ADVISOR CLASS      14,519,074

PROFUND VP BEAR........................................................................... COMMON SHARES           5,310

PROFUND VP BIOTECHNOLOGY.................................................................. COMMON SHARES         754,909

PUTNAM VT ABSOLUTE RETURN 500 FUND........................................................       B               213,885

PUTNAM VT DIVERSIFIED INCOME FUND.........................................................       B             1,256,039

PUTNAM VT GLOBAL ASSET ALLOCATION FUND....................................................       B               126,811

PUTNAM VT RESEARCH FUND...................................................................       B                 5,205

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO........................................    CLASS II           268,825

SEI VP BALANCED STRATEGY FUND.............................................................   CLASS III           715,772

SEI VP CONSERVATIVE STRATEGY FUND.........................................................   CLASS III         1,188,769

SEI VP MARKET GROWTH STRATEGY FUND........................................................   CLASS III           754,037

SEI VP MARKET PLUS STRATEGY FUND..........................................................   CLASS III           176,980

SEI VP MODERATE STRATEGY FUND.............................................................   CLASS III         1,189,376

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                           PORTFOLIO SHARES
                                                                                             SHARE CLASS**       HELD
                                                                                           --------------- ----------------

T. ROWE PRICE EQUITY INCOME PORTFOLIO-II..................................................    CLASS II          161,699

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II................................................    CLASS II        3,430,611

TEMPLETON DEVELOPING MARKETS VIP FUND.....................................................    CLASS 2         2,061,078

TEMPLETON FOREIGN VIP FUND................................................................    CLASS 2           615,589

TEMPLETON GLOBAL BOND VIP FUND............................................................    CLASS 2         8,312,204

TEMPLETON GROWTH VIP FUND.................................................................    CLASS 2           136,394

VANECK VIP GLOBAL HARD ASSETS FUND........................................................ CLASS S SHARES     1,289,580

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND....................................... INITIAL CLASS         93,086

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.


                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016


The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
1290 VT SOCIALLY RESPONSIBLE....................................................  1.10%          B          $10.48        111
1290 VT SOCIALLY RESPONSIBLE....................................................  1.20%          B          $12.67         35
1290 VT SOCIALLY RESPONSIBLE....................................................  1.25%          B          $12.65         37
1290 VT SOCIALLY RESPONSIBLE....................................................  1.30%          B          $18.70         43
1290 VT SOCIALLY RESPONSIBLE....................................................  1.55%          B          $13.60         19
1290 VT SOCIALLY RESPONSIBLE....................................................  1.65%          B          $17.88         17
1290 VT SOCIALLY RESPONSIBLE....................................................  1.70%          B          $13.25          4

7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.10%       CLASS 4       $ 9.66        208
7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.20%       CLASS 4       $ 9.68        766
7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.25%       CLASS 4       $ 9.67        633
7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.30%       CLASS 4       $10.82      3,940
7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.55%       CLASS 4       $ 9.77         14
7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.55%       CLASS 4       $10.69         99
7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.65%       CLASS 4       $10.64        817
7TWELVE/TM/ BALANCED PORTFOLIO..................................................  1.70%       CLASS 4       $10.62        606

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.......................................  1.30%          B          $14.73        244
AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.......................................  1.55%          B          $14.47         24
AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.......................................  1.65%          B          $14.36         82
AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.......................................  1.70%          B          $14.31         13

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO.........................................  1.10%          B          $ 9.21         34
AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO.........................................  1.20%          B          $ 9.64          9
AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO.........................................  1.25%          B          $ 9.63          9

AB VPS GROWTH AND INCOME PORTFOLIO..............................................  1.10%          B          $10.87        123
AB VPS GROWTH AND INCOME PORTFOLIO..............................................  1.20%          B          $11.27         70
AB VPS GROWTH AND INCOME PORTFOLIO..............................................  1.25%          B          $11.25         73

AB VPS INTERNATIONAL GROWTH PORTFOLIO...........................................  0.65%          B          $ 9.25          2
AB VPS INTERNATIONAL GROWTH PORTFOLIO...........................................  1.30%          B          $10.22        512
AB VPS INTERNATIONAL GROWTH PORTFOLIO...........................................  1.55%          B          $10.04         37
AB VPS INTERNATIONAL GROWTH PORTFOLIO...........................................  1.65%          B          $ 9.97        121
AB VPS INTERNATIONAL GROWTH PORTFOLIO...........................................  1.70%          B          $ 9.93         54

AB VPS REAL ESTATE INVESTMENT PORTFOLIO.........................................  1.10%          B          $10.71        130
AB VPS REAL ESTATE INVESTMENT PORTFOLIO.........................................  1.20%          B          $11.34         91
AB VPS REAL ESTATE INVESTMENT PORTFOLIO.........................................  1.25%          B          $11.32        167

AB VPS SMALL/MID CAP VALUE PORTFOLIO............................................  0.30%          B          $11.80         --
AB VPS SMALL/MID CAP VALUE PORTFOLIO............................................  1.10%          B          $11.20        101
AB VPS SMALL/MID CAP VALUE PORTFOLIO............................................  1.20%          B          $11.56         31
AB VPS SMALL/MID CAP VALUE PORTFOLIO............................................  1.25%          B          $11.54        118

ALL ASSET AGGRESSIVE-ALT 25.....................................................  1.10%          B          $ 9.88          8
ALL ASSET AGGRESSIVE-ALT 25.....................................................  1.20%          B          $10.48        109
ALL ASSET AGGRESSIVE-ALT 25.....................................................  1.25%          B          $10.46         49
ALL ASSET AGGRESSIVE-ALT 25.....................................................  1.30%          B          $11.54        496
ALL ASSET AGGRESSIVE-ALT 25.....................................................  1.55%          B          $11.06          7
ALL ASSET AGGRESSIVE-ALT 25.....................................................  1.65%          B          $11.38         64
ALL ASSET AGGRESSIVE-ALT 25.....................................................  1.70%          B          $11.36        178

ALL ASSET AGGRESSIVE-ALT 50.....................................................  1.10%          B          $ 9.71         18
ALL ASSET AGGRESSIVE-ALT 50.....................................................  1.20%          B          $10.09         12
ALL ASSET AGGRESSIVE-ALT 50.....................................................  1.25%          B          $10.07         43

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 75.....................................................  1.10%          B          $ 9.57         26
ALL ASSET AGGRESSIVE-ALT 75.....................................................  1.20%          B          $ 9.67         42
ALL ASSET AGGRESSIVE-ALT 75.....................................................  1.25%          B          $ 9.66         38

ALL ASSET GROWTH-ALT 20.........................................................  1.30%          A          $14.26        983
ALL ASSET GROWTH-ALT 20.........................................................  1.55%          A          $14.01         79
ALL ASSET GROWTH-ALT 20.........................................................  1.65%          A          $13.91        156
ALL ASSET GROWTH-ALT 20.........................................................  1.70%          A          $13.86         76

ALL ASSET MODERATE GROWTH-ALT 15................................................  1.30%          B          $10.98      1,119
ALL ASSET MODERATE GROWTH-ALT 15................................................  1.55%          B          $10.62          3
ALL ASSET MODERATE GROWTH-ALT 15................................................  1.65%          B          $10.83        111
ALL ASSET MODERATE GROWTH-ALT 15................................................  1.70%          B          $10.81        143

ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO................................  1.10%      CLASS III      $ 9.98         86
ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO................................  1.25%      CLASS III      $ 9.96         72

AMERICAN CENTURY VP INFLATION PROTECTION FUND...................................  1.10%      CLASS II       $ 9.84        121
AMERICAN CENTURY VP INFLATION PROTECTION FUND...................................  1.20%      CLASS II       $ 9.86        110
AMERICAN CENTURY VP INFLATION PROTECTION FUND...................................  1.25%      CLASS II       $ 9.84        207

AMERICAN CENTURY VP LARGE COMPANY VALUE.........................................  1.30%      CLASS II       $19.56         61
AMERICAN CENTURY VP LARGE COMPANY VALUE.........................................  1.55%      CLASS II       $19.21         19
AMERICAN CENTURY VP LARGE COMPANY VALUE.........................................  1.65%      CLASS II       $19.07         39
AMERICAN CENTURY VP LARGE COMPANY VALUE.........................................  1.70%      CLASS II       $19.00          2

AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  0.30%      CLASS II       $14.27         --
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  0.65%      CLASS II       $21.45          3
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  1.10%      CLASS II       $11.64        633
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  1.20%      CLASS II       $13.87        508
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  1.25%      CLASS II       $13.85        571
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  1.30%      CLASS II       $23.97      2,616
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  1.55%      CLASS II       $23.55        133
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  1.65%      CLASS II       $23.38        580
AMERICAN CENTURY VP MID CAP VALUE FUND..........................................  1.70%      CLASS II       $23.29        476

AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/....................  1.10%       CLASS 4       $10.49        929
AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/....................  1.20%       CLASS 4       $11.50        563
AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/....................  1.25%       CLASS 4       $11.48        942

AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/................................  0.65%       CLASS 4       $10.24          1
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/................................  1.30%       CLASS 4       $10.08      2,417
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/................................  1.55%       CLASS 4       $ 9.90         61
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/................................  1.65%       CLASS 4       $ 9.94        685
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/................................  1.70%       CLASS 4       $ 9.92        827

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/.......................  0.30%       CLASS 4       $11.38          1
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/.......................  1.10%       CLASS 4       $ 9.54        169
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/.......................  1.20%       CLASS 4       $11.05         98
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/.......................  1.25%       CLASS 4       $11.04        118

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  0.30%       CLASS 4       $10.61          2
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  1.10%       CLASS 4       $ 9.24         47
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  1.20%       CLASS 4       $10.31         70
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  1.25%       CLASS 4       $10.30         84
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  1.30%       CLASS 4       $11.65        596
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  1.55%       CLASS 4       $11.03         32
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  1.65%       CLASS 4       $11.49        117
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/.........  1.70%       CLASS 4       $11.47        135

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/.......................  0.30%       CLASS 4       $12.92          1
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/.......................  1.10%       CLASS 4       $10.59        156
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/.......................  1.20%       CLASS 4       $12.56        145
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/.......................  1.25%       CLASS 4       $12.54        203

AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND INCOME FUND/SM/.....  1.10%       CLASS 4       $ 8.81         94
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND INCOME FUND/SM/.....  1.20%       CLASS 4       $ 9.01        125
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND INCOME FUND/SM/.....  1.25%       CLASS 4       $ 8.99        142

AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET ALLOCATION FUND/SM/.......  1.30%      CLASS P-2      $12.00        372
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET ALLOCATION FUND/SM/.......  1.65%      CLASS P-2      $11.84         53
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET ALLOCATION FUND/SM/.......  1.70%      CLASS P-2      $11.81         59

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  0.30%       CLASS 4       $ 9.36          2
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  1.10%       CLASS 4       $ 9.35        228
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  1.20%       CLASS 4       $ 9.09        234
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  1.25%       CLASS 4       $ 9.08        267
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  1.30%       CLASS 4       $ 9.71      2,023
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  1.55%       CLASS 4       $ 9.42         41
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  1.65%       CLASS 4       $ 9.58        450
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)............................  1.70%       CLASS 4       $ 9.56        544

AXA 400 MANAGED VOLATILITY......................................................  0.65%          B          $18.11          1
AXA 400 MANAGED VOLATILITY......................................................  1.30%          B          $14.42        328
AXA 400 MANAGED VOLATILITY......................................................  1.30%          B          $20.82      1,853
AXA 400 MANAGED VOLATILITY......................................................  1.55%          B          $20.45        719
AXA 400 MANAGED VOLATILITY......................................................  1.65%          B          $14.23        166
AXA 400 MANAGED VOLATILITY......................................................  1.65%          B          $20.30        774
AXA 400 MANAGED VOLATILITY......................................................  1.70%          B          $14.20         80
AXA 400 MANAGED VOLATILITY......................................................  1.70%          B          $20.23         38

AXA 500 MANAGED VOLATILITY......................................................  0.65%          B          $18.00          5
AXA 500 MANAGED VOLATILITY......................................................  1.30%          B          $14.62        486
AXA 500 MANAGED VOLATILITY......................................................  1.30%          B          $19.03      4,690
AXA 500 MANAGED VOLATILITY......................................................  1.55%          B          $18.69      1,816
AXA 500 MANAGED VOLATILITY......................................................  1.65%          B          $14.42        183
AXA 500 MANAGED VOLATILITY......................................................  1.65%          B          $18.55      2,053
AXA 500 MANAGED VOLATILITY......................................................  1.70%          B          $14.39        116
AXA 500 MANAGED VOLATILITY......................................................  1.70%          B          $18.49        142

AXA 2000 MANAGED VOLATILITY.....................................................  0.65%          B          $17.34          1
AXA 2000 MANAGED VOLATILITY.....................................................  1.30%          B          $14.29        207
AXA 2000 MANAGED VOLATILITY.....................................................  1.30%          B          $20.44      1,972
AXA 2000 MANAGED VOLATILITY.....................................................  1.55%          B          $20.07        779
AXA 2000 MANAGED VOLATILITY.....................................................  1.65%          B          $14.10         47
AXA 2000 MANAGED VOLATILITY.....................................................  1.65%          B          $19.93        847
AXA 2000 MANAGED VOLATILITY.....................................................  1.70%          B          $14.07         43
AXA 2000 MANAGED VOLATILITY.....................................................  1.70%          B          $19.85         45

AXA AGGRESSIVE ALLOCATION.......................................................  1.30%          A          $15.86        779
AXA AGGRESSIVE ALLOCATION.......................................................  1.55%          A          $15.57        247
AXA AGGRESSIVE ALLOCATION.......................................................  1.65%          A          $15.46        106
AXA AGGRESSIVE ALLOCATION.......................................................  1.70%          A          $15.41         14
AXA AGGRESSIVE ALLOCATION.......................................................  1.10%          B          $10.06        128
AXA AGGRESSIVE ALLOCATION.......................................................  1.20%          B          $11.12         48
AXA AGGRESSIVE ALLOCATION.......................................................  1.25%          B          $11.10         97

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA AGGRESSIVE STRATEGY.........................................................  1.30%          B          $14.07     137,739
AXA AGGRESSIVE STRATEGY.........................................................  1.55%          B          $13.90       2,284
AXA AGGRESSIVE STRATEGY.........................................................  1.65%          B          $13.83      21,125
AXA AGGRESSIVE STRATEGY.........................................................  1.70%          B          $13.80      32,455

AXA BALANCED STRATEGY...........................................................  0.65%          B          $12.77          --
AXA BALANCED STRATEGY...........................................................  1.30%          B          $13.41     126,288
AXA BALANCED STRATEGY...........................................................  1.30%          B          $14.98      20,286
AXA BALANCED STRATEGY...........................................................  1.55%          B          $13.17       8,131
AXA BALANCED STRATEGY...........................................................  1.55%          B          $14.70       2,386
AXA BALANCED STRATEGY...........................................................  1.65%          B          $13.08      24,626
AXA BALANCED STRATEGY...........................................................  1.65%          B          $14.58       5,314
AXA BALANCED STRATEGY...........................................................  1.70%          B          $13.03      18,120
AXA BALANCED STRATEGY...........................................................  1.70%          B          $14.53       1,077

AXA CONSERVATIVE GROWTH STRATEGY................................................  0.65%          B          $12.15           7
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.30%          B          $12.69      66,225
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.30%          B          $14.07       7,914
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.55%          B          $12.47       4,877
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.55%          B          $13.80       1,210
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.65%          B          $12.38      12,679
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.65%          B          $13.69       2,230
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.70%          B          $12.33       7,750
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.70%          B          $13.64         573

AXA CONSERVATIVE STRATEGY.......................................................  0.65%          B          $10.97          --
AXA CONSERVATIVE STRATEGY.......................................................  1.30%          B          $11.31      42,959
AXA CONSERVATIVE STRATEGY.......................................................  1.30%          B          $12.06       5,116
AXA CONSERVATIVE STRATEGY.......................................................  1.55%          B          $11.10       3,618
AXA CONSERVATIVE STRATEGY.......................................................  1.55%          B          $11.83         548
AXA CONSERVATIVE STRATEGY.......................................................  1.65%          B          $11.02       9,845
AXA CONSERVATIVE STRATEGY.......................................................  1.65%          B          $11.74       1,484
AXA CONSERVATIVE STRATEGY.......................................................  1.70%          B          $10.98       6,268
AXA CONSERVATIVE STRATEGY.......................................................  1.70%          B          $11.69         326

AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.30%          A          $13.39         315
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.55%          A          $13.15          38
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.65%          A          $13.05          86
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.70%          A          $13.01          28
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.30%          B          $28.41         138
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.55%          B          $20.66         113
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.65%          B          $27.19          76
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.70%          B          $20.06          21

AXA GROWTH STRATEGY.............................................................  0.65%          B          $14.09           4
AXA GROWTH STRATEGY.............................................................  1.30%          B          $14.96     146,086
AXA GROWTH STRATEGY.............................................................  1.30%          B          $17.32      23,412
AXA GROWTH STRATEGY.............................................................  1.55%          B          $14.69       3,465
AXA GROWTH STRATEGY.............................................................  1.55%          B          $16.99       2,047
AXA GROWTH STRATEGY.............................................................  1.65%          B          $14.59      21,350
AXA GROWTH STRATEGY.............................................................  1.65%          B          $16.85       8,342
AXA GROWTH STRATEGY.............................................................  1.70%          B          $14.53      30,365
AXA GROWTH STRATEGY.............................................................  1.70%          B          $16.79       2,757

AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.30%          A          $10.29         306
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.55%          A          $10.11          12

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.65%          A          $10.04         78
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.70%          A          $10.00         38
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.30%          B          $14.32        244
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.55%          B          $11.72        121
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.65%          B          $13.69        132
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.70%          B          $11.41         48

AXA INTERNATIONAL MANAGED VOLATILITY............................................  0.65%          B          $10.19          2
AXA INTERNATIONAL MANAGED VOLATILITY............................................  1.30%          B          $10.16        166
AXA INTERNATIONAL MANAGED VOLATILITY............................................  1.30%          B          $10.32      5,345
AXA INTERNATIONAL MANAGED VOLATILITY............................................  1.55%          B          $10.14      2,371
AXA INTERNATIONAL MANAGED VOLATILITY............................................  1.65%          B          $10.02        162
AXA INTERNATIONAL MANAGED VOLATILITY............................................  1.65%          B          $10.07      2,475
AXA INTERNATIONAL MANAGED VOLATILITY............................................  1.70%          B          $10.00        130
AXA INTERNATIONAL MANAGED VOLATILITY............................................  1.70%          B          $10.03         98

AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.30%          A          $10.28        203
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.55%          A          $10.09         35
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.65%          A          $10.02         59
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.70%          A          $ 9.98          9

AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.30%          B          $20.10        196
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.55%          B          $14.91         82
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.65%          B          $19.22        176
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.70%          B          $14.50         55

AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.30%          A          $19.48        181
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.55%          A          $19.13          9
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.65%          A          $18.99         54
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.70%          A          $18.92         30
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.30%          B          $22.74        303
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.55%          B          $25.24        141
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.65%          B          $21.76        233
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.70%          B          $24.49         56

AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.30%          A          $19.15        329
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.55%          A          $18.80         27
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.65%          A          $18.67         90
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.70%          A          $18.60         43
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.30%          B          $17.76        374
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.55%          B          $20.03        129
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.65%          B          $16.99        240
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.70%          B          $19.46         68

AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.30%          A          $21.21        148
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.55%          A          $20.83         12
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.65%          A          $20.68         44
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.70%          A          $20.61         12
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.30%          B          $24.42        224
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.55%          B          $26.21         51
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.65%          B          $23.37        206
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.70%          B          $25.43         34

AXA MODERATE ALLOCATION.........................................................  1.30%          A          $13.15      5,512
AXA MODERATE ALLOCATION.........................................................  1.55%          A          $12.92        382
AXA MODERATE ALLOCATION.........................................................  1.65%          A          $12.82        821
AXA MODERATE ALLOCATION.........................................................  1.70%          A          $12.78        729

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA MODERATE ALLOCATION.........................................................  1.10%          B          $ 9.97         963
AXA MODERATE ALLOCATION.........................................................  1.20%          B          $10.50         279
AXA MODERATE ALLOCATION.........................................................  1.25%          B          $10.49       1,837

AXA MODERATE GROWTH STRATEGY....................................................  0.65%          B          $13.43           5
AXA MODERATE GROWTH STRATEGY....................................................  1.30%          B          $14.18     251,896
AXA MODERATE GROWTH STRATEGY....................................................  1.30%          B          $16.42      26,293
AXA MODERATE GROWTH STRATEGY....................................................  1.55%          B          $13.93      28,956
AXA MODERATE GROWTH STRATEGY....................................................  1.55%          B          $16.11       3,321
AXA MODERATE GROWTH STRATEGY....................................................  1.65%          B          $13.83      59,827
AXA MODERATE GROWTH STRATEGY....................................................  1.65%          B          $15.98       8,157
AXA MODERATE GROWTH STRATEGY....................................................  1.70%          B          $13.78      30,996
AXA MODERATE GROWTH STRATEGY....................................................  1.70%          B          $15.92       2,589

AXA MODERATE-PLUS ALLOCATION....................................................  1.30%          A          $14.51       1,820
AXA MODERATE-PLUS ALLOCATION....................................................  1.55%          A          $14.25         267
AXA MODERATE-PLUS ALLOCATION....................................................  1.65%          A          $14.14         282
AXA MODERATE-PLUS ALLOCATION....................................................  1.70%          A          $14.09          78
AXA MODERATE-PLUS ALLOCATION....................................................  1.10%          B          $10.04         416
AXA MODERATE-PLUS ALLOCATION....................................................  1.20%          B          $10.82         237
AXA MODERATE-PLUS ALLOCATION....................................................  1.25%          B          $10.81         751

AXA NATURAL RESOURCES...........................................................  1.10%          B          $ 9.11          51
AXA NATURAL RESOURCES...........................................................  1.20%          B          $ 8.12          51
AXA NATURAL RESOURCES...........................................................  1.25%          B          $ 8.11         123
AXA NATURAL RESOURCES...........................................................  1.30%          B          $ 8.33         334
AXA NATURAL RESOURCES...........................................................  1.55%          B          $ 8.46           3
AXA NATURAL RESOURCES...........................................................  1.65%          B          $ 8.22          84
AXA NATURAL RESOURCES...........................................................  1.70%          B          $ 8.20          38

AXA REAL ESTATE.................................................................  1.10%          B          $ 9.70          48
AXA REAL ESTATE.................................................................  1.20%          B          $10.91          48
AXA REAL ESTATE.................................................................  1.25%          B          $10.89         107
AXA REAL ESTATE.................................................................  1.30%          B          $11.14         577
AXA REAL ESTATE.................................................................  1.55%          B          $10.01          18
AXA REAL ESTATE.................................................................  1.65%          B          $10.98         176
AXA REAL ESTATE.................................................................  1.70%          B          $10.96         146

AXA SMARTBETA EQUITY............................................................  1.10%          B          $10.10          18
AXA SMARTBETA EQUITY............................................................  1.20%          B          $11.35          29
AXA SMARTBETA EQUITY............................................................  1.25%          B          $11.33          40

AXA ULTRA CONSERVATIVE STRATEGY.................................................  1.30%          B          $10.10      13,003
AXA ULTRA CONSERVATIVE STRATEGY.................................................  1.55%          B          $ 9.97         434
AXA ULTRA CONSERVATIVE STRATEGY.................................................  1.65%          B          $ 9.91       2,336
AXA ULTRA CONSERVATIVE STRATEGY.................................................  1.70%          B          $ 9.89       8,144

AXA/AB DYNAMIC GROWTH...........................................................  1.30%          B          $ 9.69      28,220
AXA/AB DYNAMIC GROWTH...........................................................  1.65%          B          $ 9.64       4,081
AXA/AB DYNAMIC GROWTH...........................................................  1.70%          B          $ 9.63       2,700

AXA/AB DYNAMIC MODERATE GROWTH..................................................  0.30%          B          $10.91           4
AXA/AB DYNAMIC MODERATE GROWTH..................................................  0.65%          B          $12.53          --
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.10%          B          $ 9.76         324
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.20%          B          $10.60         267
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.25%          B          $10.58         222
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.30%          B          $11.50       4,614
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.30%          B          $12.05     135,772

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.55%          B          $11.87      8,471
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.65%          B          $11.34        763
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.65%          B          $11.80     32,215
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.70%          B          $11.32        870
AXA/AB DYNAMIC MODERATE GROWTH..................................................  1.70%          B          $11.77     26,435

AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.10%          B          $ 9.79         68
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.20%          B          $ 9.53         18
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.25%          B          $ 9.52         87

AXA/AB SMALL CAP GROWTH.........................................................  1.30%          A          $23.55        916
AXA/AB SMALL CAP GROWTH.........................................................  1.55%          A          $23.13         69
AXA/AB SMALL CAP GROWTH.........................................................  1.65%          A          $22.96        228
AXA/AB SMALL CAP GROWTH.........................................................  1.70%          A          $22.88        517
AXA/AB SMALL CAP GROWTH.........................................................  1.10%          B          $10.21        137
AXA/AB SMALL CAP GROWTH.........................................................  1.20%          B          $11.29        144
AXA/AB SMALL CAP GROWTH.........................................................  1.25%          B          $11.28        154
AXA/AB SMALL CAP GROWTH.........................................................  1.30%          B          $26.30        180
AXA/AB SMALL CAP GROWTH.........................................................  1.55%          B          $31.96         96
AXA/AB SMALL CAP GROWTH.........................................................  1.65%          B          $25.17        197
AXA/AB SMALL CAP GROWTH.........................................................  1.70%          B          $31.02         19

AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.30%          B          $14.43      2,800
AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.30%          B          $23.52        231
AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.55%          B          $14.22        328
AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.55%          B          $16.65        144
AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.65%          B          $14.13        783
AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.65%          B          $22.48        208
AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.70%          B          $14.09        465
AXA/CLEARBRIDGE LARGE CAP GROWTH................................................  1.70%          B          $16.20         32

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND.....................................  1.10%          B          $10.17        137
AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND.....................................  1.25%          B          $10.15        254
AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND.....................................  1.30%          B          $10.09        248
AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND.....................................  1.65%          B          $10.03         20
AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND.....................................  1.70%          B          $10.02         49

AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.30%          A          $15.24        169
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.55%          A          $14.96         20
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.65%          A          $14.86         87
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.70%          A          $14.80         13
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.30%          B          $13.42        218
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.55%          B          $13.08         66
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.65%          B          $12.94        103
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.70%          B          $12.87         10

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.30%          A          $20.74         95
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.55%          A          $20.36         21
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.65%          A          $20.22         32
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.70%          A          $20.14          2
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.30%          B          $15.84        230
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.55%          B          $15.43         60
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.65%          B          $15.27        203
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.70%          B          $15.19         50

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.30%          A          $15.71        292
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.55%          A          $15.43          6

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.65%          A          $15.32        135
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.70%          A          $15.27         57
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.30%          B          $11.49        262
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.55%          B          $11.21         79
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.65%          B          $11.10        119
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.70%          B          $11.05         16

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION..........................................  1.30%          B          $10.04     24,175
AXA/GOLDMAN SACHS STRATEGIC ALLOCATION..........................................  1.65%          B          $ 9.98      3,612
AXA/GOLDMAN SACHS STRATEGIC ALLOCATION..........................................  1.70%          B          $ 9.97      1,334

AXA/INVESCO STRATEGIC ALLOCATION................................................  1.30%          B          $ 9.68     14,099
AXA/INVESCO STRATEGIC ALLOCATION................................................  1.65%          B          $ 9.62      1,800
AXA/INVESCO STRATEGIC ALLOCATION................................................  1.70%          B          $ 9.62        730

AXA/JANUS ENTERPRISE............................................................  0.65%          A          $12.58         --
AXA/JANUS ENTERPRISE............................................................  1.30%          A          $15.46      1,218
AXA/JANUS ENTERPRISE............................................................  1.55%          A          $15.19        202
AXA/JANUS ENTERPRISE............................................................  1.65%          A          $15.08        326
AXA/JANUS ENTERPRISE............................................................  1.70%          A          $15.02        163
AXA/JANUS ENTERPRISE............................................................  1.10%          B          $ 8.44         94
AXA/JANUS ENTERPRISE............................................................  1.20%          B          $ 9.23        117
AXA/JANUS ENTERPRISE............................................................  1.25%          B          $ 9.22        141
AXA/JANUS ENTERPRISE............................................................  1.30%          B          $19.59        239
AXA/JANUS ENTERPRISE............................................................  1.55%          B          $19.02        167
AXA/JANUS ENTERPRISE............................................................  1.65%          B          $18.79        163
AXA/JANUS ENTERPRISE............................................................  1.70%          B          $18.68         31

AXA/LEGG MASON STRATEGIC ALLOCATION.............................................  1.30%          B          $10.57      4,367
AXA/LEGG MASON STRATEGIC ALLOCATION.............................................  1.65%          B          $10.54        495
AXA/LEGG MASON STRATEGIC ALLOCATION.............................................  1.70%          B          $10.53         10

AXA/LOOMIS SAYLES GROWTH........................................................  1.30%          A          $19.30      1,118
AXA/LOOMIS SAYLES GROWTH........................................................  1.55%          A          $18.96         96
AXA/LOOMIS SAYLES GROWTH........................................................  1.65%          A          $18.82        212
AXA/LOOMIS SAYLES GROWTH........................................................  1.70%          A          $18.75        128
AXA/LOOMIS SAYLES GROWTH........................................................  1.10%          B          $10.84        224
AXA/LOOMIS SAYLES GROWTH........................................................  1.20%          B          $12.98        112
AXA/LOOMIS SAYLES GROWTH........................................................  1.25%          B          $12.96        196
AXA/LOOMIS SAYLES GROWTH........................................................  1.30%          B          $18.45        141
AXA/LOOMIS SAYLES GROWTH........................................................  1.55%          B          $18.20         38
AXA/LOOMIS SAYLES GROWTH........................................................  1.65%          B          $18.10         41
AXA/LOOMIS SAYLES GROWTH........................................................  1.70%          B          $18.06         15

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.30%          A          $17.97         35
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.55%          A          $17.65          5
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.65%          A          $17.52         24
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.70%          A          $17.46          2
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.30%          B          $14.16         92
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.55%          B          $13.79          6
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.65%          B          $13.65         92
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.70%          B          $13.58         35

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.30%          A          $14.50        121
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.55%          A          $14.24         35
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.65%          A          $14.14         53
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.70%          A          $14.09          1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  0.30%          B          $10.57         --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.10%          B          $ 9.42         20
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.20%          B          $10.27         57
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.25%          B          $10.25         79
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.30%          B          $11.53        333
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.55%          B          $11.23        302
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.65%          B          $11.11        439
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.70%          B          $11.06         35

BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  0.30%      CLASS III      $10.61          1
BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  1.10%      CLASS III      $ 9.58        711
BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  1.20%      CLASS III      $10.31        838
BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  1.25%      CLASS III      $10.29      1,257
BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  1.30%      CLASS III      $12.89      3,907
BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  1.55%      CLASS III      $12.66        219
BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  1.65%      CLASS III      $12.57      1,066
BLACKROCK GLOBAL ALLOCATION V.I. FUND...........................................  1.70%      CLASS III      $12.52        838

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND........................................  0.30%      CLASS III      $10.29         12
BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND........................................  1.10%      CLASS III      $ 9.48         60
BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND........................................  1.20%      CLASS III      $10.00         74
BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND........................................  1.25%      CLASS III      $ 9.99        136

BLACKROCK LARGE CAP GROWTH V.I. FUND............................................  1.30%      CLASS III      $21.27      1,153
BLACKROCK LARGE CAP GROWTH V.I. FUND............................................  1.55%      CLASS III      $20.88         67
BLACKROCK LARGE CAP GROWTH V.I. FUND............................................  1.65%      CLASS III      $20.73        222
BLACKROCK LARGE CAP GROWTH V.I. FUND............................................  1.70%      CLASS III      $20.66        147

CHARTER/SM/ AGGRESSIVE GROWTH...................................................  1.10%          B          $ 9.58        112
CHARTER/SM/ AGGRESSIVE GROWTH...................................................  1.20%          B          $10.15        251
CHARTER/SM/ AGGRESSIVE GROWTH...................................................  1.25%          B          $10.14        161

CHARTER/SM/ ALTERNATIVE 100 MODERATE............................................  1.10%          B          $ 9.49         58
CHARTER/SM/ ALTERNATIVE 100 MODERATE............................................  1.20%          B          $ 9.52        432
CHARTER/SM/ ALTERNATIVE 100 MODERATE............................................  1.25%          B          $ 9.51        318
CHARTER/SM/ ALTERNATIVE 100 MODERATE............................................  1.30%          B          $ 9.64         40
CHARTER/SM/ ALTERNATIVE 100 MODERATE............................................  1.65%          B          $ 9.58          9
CHARTER/SM/ ALTERNATIVE 100 MODERATE............................................  1.70%          B          $ 9.57          4

CHARTER/SM/ CONSERVATIVE........................................................  1.10%          B          $ 9.91        607
CHARTER/SM/ CONSERVATIVE........................................................  1.20%          B          $10.13        482
CHARTER/SM/ CONSERVATIVE........................................................  1.25%          B          $10.11      1,783

CHARTER/SM/ GROWTH..............................................................  1.10%          B          $ 9.67        148
CHARTER/SM/ GROWTH..............................................................  1.20%          B          $10.18        603
CHARTER/SM/ GROWTH..............................................................  1.25%          B          $10.16        477

CHARTER/SM/ INCOME STRATEGIES...................................................  1.10%          B          $ 9.90         65
CHARTER/SM/ INCOME STRATEGIES...................................................  1.20%          B          $10.38        126
CHARTER/SM/ INCOME STRATEGIES...................................................  1.25%          B          $10.37        127

CHARTER/SM/ INTEREST RATE STRATEGIES............................................  1.10%          B          $ 9.87         51
CHARTER/SM/ INTEREST RATE STRATEGIES............................................  1.20%          B          $10.16        139
CHARTER/SM/ INTEREST RATE STRATEGIES............................................  1.25%          B          $10.14        172

CHARTER/SM/ INTERNATIONAL MODERATE..............................................  1.10%          B          $ 9.55         36
CHARTER/SM/ INTERNATIONAL MODERATE..............................................  1.20%          B          $ 9.53        110
CHARTER/SM/ INTERNATIONAL MODERATE..............................................  1.25%          B          $ 9.51         83

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
CHARTER/SM/ INTERNATIONAL MODERATE..............................................  1.30%         B           $ 9.70         13
CHARTER/SM/ INTERNATIONAL MODERATE..............................................  1.65%         B           $ 9.64          1

CHARTER/SM/ MODERATE............................................................  0.30%         B           $10.47         16
CHARTER/SM/ MODERATE............................................................  1.10%         B           $ 9.83        399
CHARTER/SM/ MODERATE............................................................  1.20%         B           $10.18        607
CHARTER/SM/ MODERATE............................................................  1.25%         B           $10.16      1,123
CHARTER/SM/ MODERATE............................................................  1.30%         B           $ 9.95        177
CHARTER/SM/ MODERATE............................................................  1.65%         B           $ 9.88          6
CHARTER/SM /MODERATE............................................................  1.70%         B           $ 9.87         11

CHARTER/SM/ MODERATE GROWTH.....................................................  0.30%         B           $10.56          2
CHARTER/SM/ MODERATE GROWTH.....................................................  1.10%         B           $ 9.79        367
CHARTER/SM/ MODERATE GROWTH.....................................................  1.20%         B           $10.26        683
CHARTER/SM/ MODERATE GROWTH.....................................................  1.25%         B           $10.24        896
CHARTER/SM/ MODERATE GROWTH.....................................................  1.30%         B           $ 9.94        164
CHARTER/SM/ MODERATE GROWTH.....................................................  1.65%         B           $ 9.87         44

CHARTER/SM/ MULTI-SECTOR BOND...................................................  1.30%         B           $11.56        111
CHARTER/SM/ MULTI-SECTOR BOND...................................................  1.55%         B           $28.27          9
CHARTER/SM/ MULTI-SECTOR BOND...................................................  1.65%         B           $11.13         27
CHARTER/SM/ MULTI-SECTOR BOND...................................................  1.70%         B           $27.01          3

CHARTER/SM/ REAL ASSETS.........................................................  1.10%         B           $ 9.53         29
CHARTER/SM/ REAL ASSETS.........................................................  1.20%         B           $ 9.35         30
CHARTER/SM/ REAL ASSETS.........................................................  1.25%         B           $ 9.33         36
CHARTER/SM/ REAL ASSETS.........................................................  1.30%         B           $ 9.64         27
CHARTER/SM/ REAL ASSETS.........................................................  1.65%         B           $ 9.58         11

CHARTER/SM/ SMALL CAP GROWTH....................................................  0.30%         B           $10.49         10
CHARTER/SM/ SMALL CAP GROWTH....................................................  1.10%         B           $ 9.69         15
CHARTER/SM/ SMALL CAP GROWTH....................................................  1.20%         B           $10.19         19
CHARTER/SM/ SMALL CAP GROWTH....................................................  1.25%         B           $10.18         11
CHARTER/SM/ SMALL CAP GROWTH....................................................  1.30%         B           $ 6.39        522
CHARTER/SM/ SMALL CAP GROWTH....................................................  1.55%         B           $10.59        157
CHARTER/SM/ SMALL CAP GROWTH....................................................  1.65%         B           $10.40        182
CHARTER/SM/ SMALL CAP GROWTH....................................................  1.70%         B           $10.30         53

CHARTER/SM/ SMALL CAP VALUE.....................................................  1.10%         B           $10.49         23
CHARTER/SM/ SMALL CAP VALUE.....................................................  1.20%         B           $10.41         38
CHARTER/SM/ SMALL CAP VALUE.....................................................  1.25%         B           $10.40         39
CHARTER/SM/ SMALL CAP VALUE.....................................................  1.30%         B           $18.08        306
CHARTER/SM/ SMALL CAP VALUE.....................................................  1.55%         B           $22.80        101
CHARTER/SM/ SMALL CAP VALUE.....................................................  1.65%         B           $17.30        168
CHARTER/SM/ SMALL CAP VALUE.....................................................  1.70%         B           $22.15        365

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO................................  1.10%      CLASS II       $ 9.23        446
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO................................  1.20%      CLASS II       $10.28        347
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO................................  1.25%      CLASS II       $10.26        301
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO................................  1.30%      CLASS II       $10.25      2,586
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO................................  1.65%      CLASS II       $10.16        264
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO................................  1.70%      CLASS II       $10.14        519

CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO.....................................  1.30%      CLASS II       $10.69        685
CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO.....................................  1.65%      CLASS II       $10.62         58
CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO.....................................  1.70%      CLASS II       $10.61         38

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO................................  1.10%      CLASS II       $10.74        193
CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO................................  1.20%      CLASS II       $11.34        178

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO................................  1.25%      CLASS II       $11.33        260
CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO................................  1.30%      CLASS II       $11.31        990
CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO................................  1.65%      CLASS II       $11.21         65
CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO................................  1.70%      CLASS II       $11.20        230

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO..........................................  1.30%      CLASS II       $10.62        282
CLEARBRIDGE VARIABLE MID CAP PORTFOLIO..........................................  1.65%      CLASS II       $10.55         37
CLEARBRIDGE VARIABLE MID CAP PORTFOLIO..........................................  1.70%      CLASS II       $10.54         30

DELAWARE VIP(R) DIVERSIFIED INCOME SERIES.......................................  0.30%    SERVICE CLASS    $10.56          8
DELAWARE VIP(R) DIVERSIFIED INCOME SERIES.......................................  1.10%    SERVICE CLASS    $ 9.82        338
DELAWARE VIP(R) DIVERSIFIED INCOME SERIES.......................................  1.20%    SERVICE CLASS    $10.26        414
DELAWARE VIP(R) DIVERSIFIED INCOME SERIES.......................................  1.25%    SERVICE CLASS    $10.24        557

DELAWARE VIP(R) EMERGING MARKETS SERIES.........................................  1.10%    SERVICE CLASS    $ 8.84         16
DELAWARE VIP(R) EMERGING MARKETS SERIES.........................................  1.20%    SERVICE CLASS    $ 8.40         47
DELAWARE VIP(R) EMERGING MARKETS SERIES.........................................  1.25%    SERVICE CLASS    $ 8.39         59

DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES..........................  1.10%    SERVICE CLASS    $ 9.92        207
DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES..........................  1.20%    SERVICE CLASS    $10.00         99
DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES..........................  1.25%    SERVICE CLASS    $ 9.99        598

EATON VANCE VT FLOATING-RATE INCOME FUND........................................  0.30%    INITIAL CLASS    $10.84          3
EATON VANCE VT FLOATING-RATE INCOME FUND........................................  1.10%    INITIAL CLASS    $10.34        298
EATON VANCE VT FLOATING-RATE INCOME FUND........................................  1.20%    INITIAL CLASS    $10.53        345
EATON VANCE VT FLOATING-RATE INCOME FUND........................................  1.25%    INITIAL CLASS    $10.51        793
EATON VANCE VT FLOATING-RATE INCOME FUND........................................  1.30%    INITIAL CLASS    $10.45        375
EATON VANCE VT FLOATING-RATE INCOME FUND........................................  1.65%    INITIAL CLASS    $10.38         43
EATON VANCE VT FLOATING-RATE INCOME FUND........................................  1.70%    INITIAL CLASS    $10.37         97

EQ/BLACKROCK BASIC VALUE EQUITY.................................................  0.65%          A          $18.59          2
EQ/BLACKROCK BASIC VALUE EQUITY.................................................  1.30%          A          $19.65      4,386
EQ/BLACKROCK BASIC VALUE EQUITY.................................................  1.55%          A          $19.30        300
EQ/BLACKROCK BASIC VALUE EQUITY.................................................  1.65%          A          $19.16        913
EQ/BLACKROCK BASIC VALUE EQUITY.................................................  1.70%          A          $19.09        785
EQ/BLACKROCK BASIC VALUE EQUITY.................................................  1.10%          B          $10.39        409
EQ/BLACKROCK BASIC VALUE EQUITY.................................................  1.20%          B          $12.22        414
EQ/BLACKROCK BASIC VALUE EQUITY.................................................  1.25%          B          $12.20        456

EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.30%          A          $20.08        720
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.55%          A          $19.72         63
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.65%          A          $19.58        172
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.70%          A          $19.51        136
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.10%          B          $10.83         52
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.20%          B          $12.20         50
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.25%          B          $12.18         83
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.30%          B          $ 4.11        649
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.55%          B          $ 9.64        130
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.65%          B          $ 9.46        277
EQ/BOSTON ADVISORS EQUITY INCOME................................................  1.70%          B          $ 9.37         34

EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.30%          A          $21.74        291
EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.55%          A          $21.35         30
EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.65%          A          $21.19        113
EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.70%          A          $21.12        110
EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.30%          B          $21.84        104
EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.55%          B          $20.20         28

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.65%          B          $20.88         78
EQ/CAPITAL GUARDIAN RESEARCH....................................................  1.70%          B          $19.66         38

EQ/COMMON STOCK INDEX...........................................................  1.30%          A          $21.13        989
EQ/COMMON STOCK INDEX...........................................................  1.55%          A          $20.75         79
EQ/COMMON STOCK INDEX...........................................................  1.65%          A          $20.60        190
EQ/COMMON STOCK INDEX...........................................................  1.70%          A          $20.52        119
EQ/COMMON STOCK INDEX...........................................................  1.10%          B          $10.62         87
EQ/COMMON STOCK INDEX...........................................................  1.20%          B          $12.58        154
EQ/COMMON STOCK INDEX...........................................................  1.25%          B          $12.56        235

EQ/CONVERTIBLE SECURITIES.......................................................  1.10%          B          $ 9.92         18
EQ/CONVERTIBLE SECURITIES.......................................................  1.20%          B          $11.18         54
EQ/CONVERTIBLE SECURITIES.......................................................  1.25%          B          $11.16         29

EQ/CORE BOND INDEX..............................................................  0.65%          B          $10.41         14
EQ/CORE BOND INDEX..............................................................  1.10%          B          $ 9.87        229
EQ/CORE BOND INDEX..............................................................  1.20%          B          $ 9.96        251
EQ/CORE BOND INDEX..............................................................  1.25%          B          $ 9.94        811
EQ/CORE BOND INDEX..............................................................  1.30%          B          $10.62     13,957
EQ/CORE BOND INDEX..............................................................  1.30%          B          $10.76      1,787
EQ/CORE BOND INDEX..............................................................  1.55%          B          $10.43      4,950
EQ/CORE BOND INDEX..............................................................  1.55%          B          $13.62        620
EQ/CORE BOND INDEX..............................................................  1.65%          B          $10.29      1,920
EQ/CORE BOND INDEX..............................................................  1.65%          B          $10.35      5,925
EQ/CORE BOND INDEX..............................................................  1.70%          B          $10.32        785
EQ/CORE BOND INDEX..............................................................  1.70%          B          $13.23        187

EQ/EMERGING MARKETS EQUITY PLUS.................................................  1.10%          B          $ 8.02         32
EQ/EMERGING MARKETS EQUITY PLUS.................................................  1.20%          B          $ 8.13         22
EQ/EMERGING MARKETS EQUITY PLUS.................................................  1.25%          B          $ 8.12         55
EQ/EMERGING MARKETS EQUITY PLUS.................................................  1.30%          B          $ 7.81        268
EQ/EMERGING MARKETS EQUITY PLUS.................................................  1.55%          B          $ 7.82         12
EQ/EMERGING MARKETS EQUITY PLUS.................................................  1.65%          B          $ 7.70         48
EQ/EMERGING MARKETS EQUITY PLUS.................................................  1.70%          B          $ 7.69         98

EQ/ENERGY ETF...................................................................  0.30%          B          $ 7.83         --
EQ/ENERGY ETF...................................................................  1.10%          B          $ 8.58        140
EQ/ENERGY ETF...................................................................  1.20%          B          $ 7.60         99
EQ/ENERGY ETF...................................................................  1.25%          B          $ 7.59        144

EQ/EQUITY 500 INDEX.............................................................  0.65%          A          $19.39         --
EQ/EQUITY 500 INDEX.............................................................  1.30%          A          $20.98      4,944
EQ/EQUITY 500 INDEX.............................................................  1.55%          A          $20.60        358
EQ/EQUITY 500 INDEX.............................................................  1.65%          A          $20.45      1,355
EQ/EQUITY 500 INDEX.............................................................  1.70%          A          $20.38      1,359
EQ/EQUITY 500 INDEX.............................................................  0.30%          B          $13.13         14
EQ/EQUITY 500 INDEX.............................................................  1.10%          B          $10.71      1,140
EQ/EQUITY 500 INDEX.............................................................  1.20%          B          $12.75        866
EQ/EQUITY 500 INDEX.............................................................  1.25%          B          $12.73      1,617

EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  1.30%          A          $13.61        517
EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  1.55%          A          $13.37         43
EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  1.65%          A          $13.27        163
EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  1.70%          A          $13.23        192
EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  0.30%          B          $11.26          3
EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  1.10%          B          $10.49        101

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  1.20%          B          $10.94         88
EQ/GAMCO MERGERS AND ACQUISITIONS...............................................  1.25%          B          $10.92        197

EQ/GAMCO SMALL COMPANY VALUE....................................................  0.65%          A          $19.45          1
EQ/GAMCO SMALL COMPANY VALUE....................................................  1.30%          A          $24.41      5,995
EQ/GAMCO SMALL COMPANY VALUE....................................................  1.55%          A          $23.98        532
EQ/GAMCO SMALL COMPANY VALUE....................................................  1.65%          A          $23.80      1,304
EQ/GAMCO SMALL COMPANY VALUE....................................................  1.70%          A          $23.72      1,117
EQ/GAMCO SMALL COMPANY VALUE....................................................  0.30%          B          $12.50         --
EQ/GAMCO SMALL COMPANY VALUE....................................................  1.10%          B          $11.13        783
EQ/GAMCO SMALL COMPANY VALUE....................................................  1.20%          B          $12.15        767
EQ/GAMCO SMALL COMPANY VALUE....................................................  1.25%          B          $12.13        975

EQ/GLOBAL BOND PLUS.............................................................  1.30%          A          $ 9.90        394
EQ/GLOBAL BOND PLUS.............................................................  1.55%          A          $ 9.72         52
EQ/GLOBAL BOND PLUS.............................................................  1.65%          A          $ 9.65         87
EQ/GLOBAL BOND PLUS.............................................................  1.70%          A          $ 9.62         30
EQ/GLOBAL BOND PLUS.............................................................  1.30%          B          $11.36        161
EQ/GLOBAL BOND PLUS.............................................................  1.55%          B          $11.04        132
EQ/GLOBAL BOND PLUS.............................................................  1.65%          B          $10.92        106
EQ/GLOBAL BOND PLUS.............................................................  1.70%          B          $10.86         11

EQ/HIGH YIELD BOND..............................................................  1.10%          B          $10.26         28
EQ/HIGH YIELD BOND..............................................................  1.20%          B          $10.71         71
EQ/HIGH YIELD BOND..............................................................  1.25%          B          $10.70        257
EQ/HIGH YIELD BOND..............................................................  1.30%          B          $11.17        462
EQ/HIGH YIELD BOND..............................................................  1.55%          B          $10.65          6
EQ/HIGH YIELD BOND..............................................................  1.65%          B          $11.02         79
EQ/HIGH YIELD BOND..............................................................  1.70%          B          $10.99        104

EQ/INTERMEDIATE GOVERNMENT BOND.................................................  0.30%          B          $10.07          5
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  0.65%          B          $10.03          1
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.10%          B          $ 9.82        208
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.20%          B          $ 9.78         91
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.25%          B          $ 9.77        152
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.30%          B          $10.08      6,304
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.30%          B          $10.88        716
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.55%          B          $ 9.90      2,119
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.55%          B          $18.96        200
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.65%          B          $ 9.82      2,202
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.65%          B          $10.45        235
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.70%          B          $ 9.79        177
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.70%          B          $18.23         31

EQ/INTERNATIONAL EQUITY INDEX...................................................  1.30%          A          $11.14      1,202
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.55%          A          $10.94        110
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.65%          A          $10.86        391
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.70%          A          $10.82        368
EQ/INTERNATIONAL EQUITY INDEX...................................................  0.30%          B          $ 9.35         10
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.10%          B          $ 8.94        255
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.20%          B          $ 9.09        235
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.25%          B          $ 9.07        717

EQ/INVESCO COMSTOCK.............................................................  1.30%          A          $20.29        937
EQ/INVESCO COMSTOCK.............................................................  1.55%          A          $19.93         82
EQ/INVESCO COMSTOCK.............................................................  1.65%          A          $19.78        261

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
EQ/INVESCO COMSTOCK.............................................................  1.70%          A          $19.71         99
EQ/INVESCO COMSTOCK.............................................................  1.30%          B          $17.90        249
EQ/INVESCO COMSTOCK.............................................................  1.55%          B          $17.38         57
EQ/INVESCO COMSTOCK.............................................................  1.65%          B          $17.17        143
EQ/INVESCO COMSTOCK.............................................................  1.70%          B          $17.07         40

EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.30%          A          $21.45        272
EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.55%          A          $21.07         91
EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.65%          A          $20.92         84
EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.70%          A          $20.84         20
EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.30%          B          $22.96        164
EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.55%          B          $24.17         28
EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.65%          B          $21.98        108
EQ/JPMORGAN VALUE OPPORTUNITIES.................................................  1.70%          B          $23.46         27

EQ/LARGE CAP GROWTH INDEX.......................................................  1.30%          A          $21.51      1,094
EQ/LARGE CAP GROWTH INDEX.......................................................  1.55%          A          $21.13         99
EQ/LARGE CAP GROWTH INDEX.......................................................  1.65%          A          $20.98        192
EQ/LARGE CAP GROWTH INDEX.......................................................  1.70%          A          $20.90        148
EQ/LARGE CAP GROWTH INDEX.......................................................  1.10%          B          $10.39        232
EQ/LARGE CAP GROWTH INDEX.......................................................  1.20%          B          $12.63        139
EQ/LARGE CAP GROWTH INDEX.......................................................  1.25%          B          $12.61        488

EQ/LARGE CAP VALUE INDEX........................................................  1.30%          A          $20.64        729
EQ/LARGE CAP VALUE INDEX........................................................  1.55%          A          $20.27         52
EQ/LARGE CAP VALUE INDEX........................................................  1.65%          A          $20.12        149
EQ/LARGE CAP VALUE INDEX........................................................  1.70%          A          $20.05        177
EQ/LARGE CAP VALUE INDEX........................................................  1.10%          B          $10.84        114
EQ/LARGE CAP VALUE INDEX........................................................  1.20%          B          $12.59        152
EQ/LARGE CAP VALUE INDEX........................................................  1.25%          B          $12.57        273

EQ/LOW VOLATILITY GLOBAL ETF....................................................  1.10%          B          $10.09         32
EQ/LOW VOLATILITY GLOBAL ETF....................................................  1.20%          B          $11.26         52
EQ/LOW VOLATILITY GLOBAL ETF....................................................  1.25%          B          $11.25         76

EQ/MFS INTERNATIONAL GROWTH.....................................................  1.30%          A          $12.65      1,048
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.55%          A          $12.43         66
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.65%          A          $12.34        247
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.70%          A          $12.29        250
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.10%          B          $ 9.21        121
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.20%          B          $ 9.38        117
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.25%          B          $ 9.36        189
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.30%          B          $ 7.17        456
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.55%          B          $15.68        115
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.65%          B          $15.50        141
EQ/MFS INTERNATIONAL GROWTH.....................................................  1.70%          B          $15.40         37

EQ/MID CAP INDEX................................................................  1.30%          A          $23.31      1,417
EQ/MID CAP INDEX................................................................  1.55%          A          $22.89        106
EQ/MID CAP INDEX................................................................  1.65%          A          $22.72        370
EQ/MID CAP INDEX................................................................  1.70%          A          $22.64        732
EQ/MID CAP INDEX................................................................  0.30%          B          $13.01          6
EQ/MID CAP INDEX................................................................  1.10%          B          $10.92        350
EQ/MID CAP INDEX................................................................  1.20%          B          $12.64        342
EQ/MID CAP INDEX................................................................  1.25%          B          $12.62        508

EQ/MONEY MARKET.................................................................  0.65%          A          $ 9.61          8
EQ/MONEY MARKET.................................................................  1.30%          A          $ 9.12      5,367

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
EQ/MONEY MARKET.................................................................  1.55%          A          $ 8.96        559
EQ/MONEY MARKET.................................................................  1.65%          A          $ 8.89        883
EQ/MONEY MARKET.................................................................  1.65%          A          $ 9.38          1
EQ/MONEY MARKET.................................................................  1.65%          A          $ 9.69      1,765
EQ/MONEY MARKET.................................................................  1.70%          A          $ 8.86        885
EQ/MONEY MARKET.................................................................  1.10%          B          $ 9.82      1,556
EQ/MONEY MARKET.................................................................  1.20%          B          $ 9.62        537
EQ/MONEY MARKET.................................................................  1.25%          B          $ 9.61      2,908
EQ/MONEY MARKET.................................................................  1.30%          B          $ 9.61        853
EQ/MONEY MARKET.................................................................  1.55%          B          $25.54         69
EQ/MONEY MARKET.................................................................  1.65%          B          $ 9.27        602
EQ/MONEY MARKET.................................................................  1.65%          B          $ 9.38         66
EQ/MONEY MARKET.................................................................  1.70%          B          $24.20         97

EQ/OPPENHEIMER GLOBAL...........................................................  1.30%          A          $15.71      1,591
EQ/OPPENHEIMER GLOBAL...........................................................  1.55%          A          $15.43        101
EQ/OPPENHEIMER GLOBAL...........................................................  1.65%          A          $15.32        403
EQ/OPPENHEIMER GLOBAL...........................................................  1.70%          A          $15.26        368
EQ/OPPENHEIMER GLOBAL...........................................................  0.30%          B          $10.78          1
EQ/OPPENHEIMER GLOBAL...........................................................  1.10%          B          $ 9.30        180
EQ/OPPENHEIMER GLOBAL...........................................................  1.20%          B          $10.47        142
EQ/OPPENHEIMER GLOBAL...........................................................  1.25%          B          $10.45        155
EQ/OPPENHEIMER GLOBAL...........................................................  1.30%          B          $14.21        270
EQ/OPPENHEIMER GLOBAL...........................................................  1.55%          B          $13.85         63
EQ/OPPENHEIMER GLOBAL...........................................................  1.65%          B          $13.70        388
EQ/OPPENHEIMER GLOBAL...........................................................  1.70%          B          $13.63         54

EQ/PIMCO GLOBAL REAL RETURN.....................................................  1.10%          B          $10.39        103
EQ/PIMCO GLOBAL REAL RETURN.....................................................  1.20%          B          $10.85         90
EQ/PIMCO GLOBAL REAL RETURN.....................................................  1.25%          B          $10.83        205
EQ/PIMCO GLOBAL REAL RETURN.....................................................  1.30%          B          $10.45        665
EQ/PIMCO GLOBAL REAL RETURN.....................................................  1.55%          B          $10.05         17
EQ/PIMCO GLOBAL REAL RETURN.....................................................  1.65%          B          $10.30         72
EQ/PIMCO GLOBAL REAL RETURN.....................................................  1.70%          B          $10.28        159

EQ/PIMCO ULTRA SHORT BOND.......................................................  1.30%          A          $ 9.51      1,734
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.55%          A          $ 9.34        146
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.65%          A          $ 9.27        388
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.70%          A          $ 9.24        430
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.10%          B          $ 9.98        199
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.20%          B          $ 9.77        123
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.25%          B          $ 9.76        256
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.30%          B          $ 9.05        100
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.55%          B          $10.07         15
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.65%          B          $ 9.95         52
EQ/PIMCO ULTRA SHORT BOND.......................................................  1.70%          B          $ 9.89         10

EQ/QUALITY BOND PLUS............................................................  1.30%          B          $10.98      1,286
EQ/QUALITY BOND PLUS............................................................  1.55%          B          $15.91        310
EQ/QUALITY BOND PLUS............................................................  1.65%          B          $10.53        563
EQ/QUALITY BOND PLUS............................................................  1.70%          B          $15.36        117

EQ/SMALL COMPANY INDEX..........................................................  1.30%          A          $22.84        959
EQ/SMALL COMPANY INDEX..........................................................  1.55%          A          $22.43         89
EQ/SMALL COMPANY INDEX..........................................................  1.65%          A          $22.26        253

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
EQ/SMALL COMPANY INDEX..........................................................  1.70%          A          $22.18        658
EQ/SMALL COMPANY INDEX..........................................................  0.30%          B          $12.41          8
EQ/SMALL COMPANY INDEX..........................................................  1.10%          B          $10.88        234
EQ/SMALL COMPANY INDEX..........................................................  1.20%          B          $12.05        176
EQ/SMALL COMPANY INDEX..........................................................  1.25%          B          $12.04        509

EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.30%          A          $21.56      3,158
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.55%          A          $21.18        182
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.65%          A          $21.03        852
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.70%          A          $20.95        642
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.10%          B          $10.18        553
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.20%          B          $12.25        405
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.25%          B          $12.23        673
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.30%          B          $11.23        709
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.55%          B          $27.32        129
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.65%          B          $26.54        227
EQ/T. ROWE PRICE GROWTH STOCK...................................................  1.70%          B          $26.16         42

EQ/UBS GROWTH & INCOME..........................................................  1.30%          B          $ 3.63        653
EQ/UBS GROWTH & INCOME..........................................................  1.55%          B          $ 8.83        238
EQ/UBS GROWTH & INCOME..........................................................  1.65%          B          $ 8.67        242
EQ/UBS GROWTH & INCOME..........................................................  1.70%          B          $ 8.59         76

FEDERATED HIGH INCOME BOND FUND II..............................................  0.30%    SERVICE CLASS    $11.40          4
FEDERATED HIGH INCOME BOND FUND II..............................................  1.10%    SERVICE CLASS    $10.54        371
FEDERATED HIGH INCOME BOND FUND II..............................................  1.20%    SERVICE CLASS    $11.08        294
FEDERATED HIGH INCOME BOND FUND II..............................................  1.25%    SERVICE CLASS    $11.06        684

FEDERATED KAUFMANN FUND II......................................................  0.30%    SERVICE CLASS    $12.60         --
FEDERATED KAUFMANN FUND II......................................................  1.10%    SERVICE CLASS    $ 9.85        130
FEDERATED KAUFMANN FUND II......................................................  1.20%    SERVICE CLASS    $12.24        103
FEDERATED KAUFMANN FUND II......................................................  1.25%    SERVICE CLASS    $12.22        136

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.................................  1.30%   SERVICE CLASS 2   $15.38         28
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.................................  1.55%   SERVICE CLASS 2   $15.10          6
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.................................  1.65%   SERVICE CLASS 2   $14.99         14
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.................................  1.70%   SERVICE CLASS 2   $14.94          1

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  0.30%   SERVICE CLASS 2   $12.54         11
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  0.65%   SERVICE CLASS 2   $17.88         11
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  1.10%   SERVICE CLASS 2   $10.22        372
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  1.20%   SERVICE CLASS 2   $12.19        469
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  1.25%   SERVICE CLASS 2   $12.17        543
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  1.30%   SERVICE CLASS 2   $19.76      4,315
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  1.55%   SERVICE CLASS 2   $19.41        259
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  1.65%   SERVICE CLASS 2   $19.27      1,091
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........................................  1.70%   SERVICE CLASS 2   $19.20        761

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........................................  1.30%   SERVICE CLASS 2   $12.62         27
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........................................  1.55%   SERVICE CLASS 2   $12.43         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........................................  1.65%   SERVICE CLASS 2   $12.36         18
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........................................  1.70%   SERVICE CLASS 2   $12.32          2

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........................................  1.30%   SERVICE CLASS 2   $12.82         62
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........................................  1.55%   SERVICE CLASS 2   $12.63          6
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........................................  1.65%   SERVICE CLASS 2   $12.55         12
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........................................  1.70%   SERVICE CLASS 2   $12.51          2

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........................................  1.30%   SERVICE CLASS 2   $13.31         61
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........................................  1.55%   SERVICE CLASS 2   $13.11          8
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........................................  1.65%   SERVICE CLASS 2   $13.03         23

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........................................  1.30%   SERVICE CLASS 2   $13.47         32
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........................................  1.55%   SERVICE CLASS 2   $13.27         22
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........................................  1.65%   SERVICE CLASS 2   $13.19         12
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........................................  1.70%   SERVICE CLASS 2   $13.15         --

FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  0.30%   SERVICE CLASS 2   $12.18          7
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  0.65%   SERVICE CLASS 2   $15.82          1
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  1.10%   SERVICE CLASS 2   $10.30        304
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  1.20%   SERVICE CLASS 2   $11.84        271
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  1.25%   SERVICE CLASS 2   $11.82        320
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  1.30%   SERVICE CLASS 2   $19.34      2,072
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  1.55%   SERVICE CLASS 2   $18.99        127
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  1.65%   SERVICE CLASS 2   $18.85        471
FIDELITY(R) VIP MID CAP PORTFOLIO...............................................  1.70%   SERVICE CLASS 2   $18.78        382

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......................................  1.10%   SERVICE CLASS 2   $10.11        529
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......................................  1.20%   SERVICE CLASS 2   $10.50        529
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......................................  1.25%   SERVICE CLASS 2   $10.48      1,195
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......................................  1.30%   SERVICE CLASS 2   $12.71      3,546
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......................................  1.55%   SERVICE CLASS 2   $12.49        240
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......................................  1.65%   SERVICE CLASS 2   $12.40        825
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......................................  1.70%   SERVICE CLASS 2   $12.35        797

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO...................................  1.10%   CLASS I SHARES    $10.18         17
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO...................................  1.20%   CLASS I SHARES    $10.49         49
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO...................................  1.25%   CLASS I SHARES    $10.48         50
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO...................................  1.30%   CLASS I SHARES    $10.46         95
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO...................................  1.65%   CLASS I SHARES    $10.37         28
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO...................................  1.70%   CLASS I SHARES    $10.36         35

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.10%   CLASS I SHARES    $10.80        197
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.20%   CLASS I SHARES    $12.02        220
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.25%   CLASS I SHARES    $12.01        456
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.30%   CLASS I SHARES    $13.63      1,351
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.55%   CLASS I SHARES    $12.19         27
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.55%   CLASS I SHARES    $13.47          6
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.65%   CLASS I SHARES    $13.40        387
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO....................  1.70%   CLASS I SHARES    $13.37        285

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.....................................  1.10%       CLASS 2       $ 9.99         60
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.....................................  1.20%       CLASS 2       $10.77        147
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.....................................  1.25%       CLASS 2       $10.75        217
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.....................................  1.30%       CLASS 2       $15.06        660
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.....................................  1.55%       CLASS 2       $14.80          8
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.....................................  1.65%       CLASS 2       $14.70        118
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.....................................  1.70%       CLASS 2       $14.65        159

FRANKLIN INCOME VIP FUND........................................................  0.65%       CLASS 2       $14.18         10
FRANKLIN INCOME VIP FUND........................................................  1.10%       CLASS 2       $10.11        445
FRANKLIN INCOME VIP FUND........................................................  1.20%       CLASS 2       $10.87        822
FRANKLIN INCOME VIP FUND........................................................  1.25%       CLASS 2       $10.85      1,264
FRANKLIN INCOME VIP FUND........................................................  1.30%       CLASS 2       $14.65      2,369

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
FRANKLIN INCOME VIP FUND........................................................  1.55%      CLASS 2        $14.39         75
FRANKLIN INCOME VIP FUND........................................................  1.65%      CLASS 2        $14.29        498
FRANKLIN INCOME VIP FUND........................................................  1.70%      CLASS 2        $14.24        882

FRANKLIN MUTUAL SHARES VIP FUND.................................................  1.10%      CLASS 2        $10.36         38
FRANKLIN MUTUAL SHARES VIP FUND.................................................  1.20%      CLASS 2        $11.76         54
FRANKLIN MUTUAL SHARES VIP FUND.................................................  1.25%      CLASS 2        $11.74         51
FRANKLIN MUTUAL SHARES VIP FUND.................................................  1.30%      CLASS 2        $17.01        510
FRANKLIN MUTUAL SHARES VIP FUND.................................................  1.55%      CLASS 2        $16.71         47
FRANKLIN MUTUAL SHARES VIP FUND.................................................  1.65%      CLASS 2        $16.60        117
FRANKLIN MUTUAL SHARES VIP FUND.................................................  1.70%      CLASS 2        $16.54         41

FRANKLIN RISING DIVIDENDS VIP FUND..............................................  0.30%      CLASS 2        $12.44         28
FRANKLIN RISING DIVIDENDS VIP FUND..............................................  1.10%      CLASS 2        $10.82        226
FRANKLIN RISING DIVIDENDS VIP FUND..............................................  1.20%      CLASS 2        $12.08        308
FRANKLIN RISING DIVIDENDS VIP FUND..............................................  1.25%      CLASS 2        $12.07        662
FRANKLIN RISING DIVIDENDS VIP FUND..............................................  1.30%      CLASS 2        $13.98      2,386
FRANKLIN RISING DIVIDENDS VIP FUND..............................................  1.55%      CLASS 2        $13.09         64
FRANKLIN RISING DIVIDENDS VIP FUND..............................................  1.65%      CLASS 2        $13.79        570
FRANKLIN RISING DIVIDENDS VIP FUND..............................................  1.70%      CLASS 2        $13.77        545

FRANKLIN STRATEGIC INCOME VIP FUND..............................................  0.65%      CLASS 2        $12.06          4
FRANKLIN STRATEGIC INCOME VIP FUND..............................................  1.30%      CLASS 2        $12.98      3,056
FRANKLIN STRATEGIC INCOME VIP FUND..............................................  1.55%      CLASS 2        $12.74        180
FRANKLIN STRATEGIC INCOME VIP FUND..............................................  1.65%      CLASS 2        $12.65        651
FRANKLIN STRATEGIC INCOME VIP FUND..............................................  1.70%      CLASS 2        $12.61        714

GOLDMAN SACHS VIT MID CAP VALUE FUND............................................  1.30%   SERVICE SHARES    $20.26      1,014
GOLDMAN SACHS VIT MID CAP VALUE FUND............................................  1.55%   SERVICE SHARES    $19.89         73
GOLDMAN SACHS VIT MID CAP VALUE FUND............................................  1.65%   SERVICE SHARES    $19.75        279
GOLDMAN SACHS VIT MID CAP VALUE FUND............................................  1.70%   SERVICE SHARES    $19.68        202

GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  0.30%   COMMON SHARES     $ 9.72          4
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  1.10%   COMMON SHARES     $ 7.82         75
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  1.20%   COMMON SHARES     $ 9.45         49
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  1.25%   COMMON SHARES     $ 9.43         72
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  1.30%   COMMON SHARES     $ 7.21         46
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  1.55%   COMMON SHARES     $ 7.10         15
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  1.65%   COMMON SHARES     $ 7.06         31
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND.............................  1.70%   COMMON SHARES     $ 7.04         --

GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND......................................  1.30%   COMMON SHARES     $ 9.63         40
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND......................................  1.55%   COMMON SHARES     $ 9.49         33
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND......................................  1.65%   COMMON SHARES     $ 9.44         18
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND......................................  1.70%   COMMON SHARES     $ 9.41          1

HARTFORD CAPITAL APPRECIATION HLS FUND..........................................  0.30%         IC          $10.70          7
HARTFORD CAPITAL APPRECIATION HLS FUND..........................................  1.10%         IC          $ 9.78        105
HARTFORD CAPITAL APPRECIATION HLS FUND..........................................  1.20%         IC          $10.45        105
HARTFORD CAPITAL APPRECIATION HLS FUND..........................................  1.25%         IC          $10.44        128
HARTFORD CAPITAL APPRECIATION HLS FUND..........................................  1.30%         IC          $10.42        691
HARTFORD CAPITAL APPRECIATION HLS FUND..........................................  1.65%         IC          $10.33        122
HARTFORD CAPITAL APPRECIATION HLS FUND..........................................  1.70%         IC          $10.32         56

HARTFORD GROWTH OPPORTUNITIES HLS FUND..........................................  1.10%         IC          $ 9.90        299
HARTFORD GROWTH OPPORTUNITIES HLS FUND..........................................  1.20%         IC          $11.61        132
HARTFORD GROWTH OPPORTUNITIES HLS FUND..........................................  1.25%         IC          $11.59        353

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
HARTFORD GROWTH OPPORTUNITIES HLS FUND..........................................  1.30%         IC          $11.58      1,114
HARTFORD GROWTH OPPORTUNITIES HLS FUND..........................................  1.65%         IC          $11.47        145
HARTFORD GROWTH OPPORTUNITIES HLS FUND..........................................  1.70%         IC          $11.46        206

INVESCO V.I. AMERICAN FRANCHISE FUND............................................  1.30%      SERIES II      $21.07         14
INVESCO V.I. AMERICAN FRANCHISE FUND............................................  1.55%      SERIES II      $20.69          2
INVESCO V.I. AMERICAN FRANCHISE FUND............................................  1.65%      SERIES II      $20.54          6
INVESCO V.I. AMERICAN FRANCHISE FUND............................................  1.70%      SERIES II      $20.47         --

INVESCO V.I. BALANCED-RISK ALLOCATION FUND......................................  1.10%      SERIES II      $10.04        268
INVESCO V.I. BALANCED-RISK ALLOCATION FUND......................................  1.20%      SERIES II      $10.67        190
INVESCO V.I. BALANCED-RISK ALLOCATION FUND......................................  1.25%      SERIES II      $10.65        394

INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  0.65%      SERIES II      $20.01         --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  1.30%      SERIES II      $19.97      2,267
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  1.55%      SERIES II      $17.43         25
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  1.55%      SERIES II      $19.61         73
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  1.65%      SERIES II      $17.35        328
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  1.65%      SERIES II      $19.47        291
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  1.70%      SERIES II      $17.31        592
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..........................................  1.70%      SERIES II      $19.40          8
INVESCO V.I. EQUITY AND INCOME FUND.............................................  1.30%      SERIES II      $10.85        807
INVESCO V.I. EQUITY AND INCOME FUND.............................................  1.65%      SERIES II      $10.77         43
INVESCO V.I. EQUITY AND INCOME FUND.............................................  1.70%      SERIES II      $10.76         16

INVESCO V.I. GLOBAL HEALTH CARE FUND............................................  1.10%      SERIES II      $ 8.20        121
INVESCO V.I. GLOBAL HEALTH CARE FUND............................................  1.20%      SERIES II      $11.10         85
INVESCO V.I. GLOBAL HEALTH CARE FUND............................................  1.25%      SERIES II      $11.08        131

INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  0.30%      SERIES II      $10.82          4
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  0.65%      SERIES II      $13.04          1
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  1.10%      SERIES II      $ 9.41        233
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  1.20%      SERIES II      $10.51        229
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  1.25%      SERIES II      $10.49        302
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  1.30%      SERIES II      $15.28      2,773
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  1.55%      SERIES II      $15.01        210
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  1.65%      SERIES II      $14.90        795
INVESCO V.I. GLOBAL REAL ESTATE FUND............................................  1.70%      SERIES II      $14.85        660

INVESCO V.I. HIGH YIELD FUND....................................................  0.30%      SERIES II      $10.91          2
INVESCO V.I. HIGH YIELD FUND....................................................  1.10%      SERIES II      $10.13        197
INVESCO V.I. HIGH YIELD FUND....................................................  1.20%      SERIES II      $10.60        228
INVESCO V.I. HIGH YIELD FUND....................................................  1.25%      SERIES II      $10.58        626
INVESCO V.I. HIGH YIELD FUND....................................................  1.30%      SERIES II      $12.33      1,405
INVESCO V.I. HIGH YIELD FUND....................................................  1.55%      SERIES II      $12.15         57
INVESCO V.I. HIGH YIELD FUND....................................................  1.65%      SERIES II      $12.08        482
INVESCO V.I. HIGH YIELD FUND....................................................  1.70%      SERIES II      $12.04        327

INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  0.30%      SERIES II      $ 9.77          4
INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  1.10%      SERIES II      $ 8.79        253
INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  1.20%      SERIES II      $ 9.50        180
INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  1.25%      SERIES II      $ 9.48        214
INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  1.30%      SERIES II      $12.98      2,062
INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  1.55%      SERIES II      $12.74        147
INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  1.65%      SERIES II      $12.65        373
INVESCO V.I. INTERNATIONAL GROWTH FUND..........................................  1.70%      SERIES II      $12.61        309

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
INVESCO V.I. MID CAP CORE EQUITY FUND...........................................  1.30%      SERIES II      $16.17        590
INVESCO V.I. MID CAP CORE EQUITY FUND...........................................  1.55%      SERIES II      $15.88         22
INVESCO V.I. MID CAP CORE EQUITY FUND...........................................  1.65%      SERIES II      $15.77         66
INVESCO V.I. MID CAP CORE EQUITY FUND...........................................  1.70%      SERIES II      $15.71         47

INVESCO V.I. SMALL CAP EQUITY FUND..............................................  1.10%      SERIES II      $ 9.87        105
INVESCO V.I. SMALL CAP EQUITY FUND..............................................  1.20%      SERIES II      $10.91         58
INVESCO V.I. SMALL CAP EQUITY FUND..............................................  1.25%      SERIES II      $10.89        101
INVESCO V.I. SMALL CAP EQUITY FUND..............................................  1.30%      SERIES II      $20.72        460
INVESCO V.I. SMALL CAP EQUITY FUND..............................................  1.55%      SERIES II      $20.35         45
INVESCO V.I. SMALL CAP EQUITY FUND..............................................  1.65%      SERIES II      $20.20         65
INVESCO V.I. SMALL CAP EQUITY FUND..............................................  1.70%      SERIES II      $20.13         45

IVY VIP ASSET STRATEGY..........................................................  0.30%    COMMON SHARES    $ 8.83          1
IVY VIP ASSET STRATEGY..........................................................  1.10%    COMMON SHARES    $ 8.46        107
IVY VIP ASSET STRATEGY..........................................................  1.20%    COMMON SHARES    $ 8.58        331
IVY VIP ASSET STRATEGY..........................................................  1.25%    COMMON SHARES    $ 8.57        389
IVY VIP ASSET STRATEGY..........................................................  1.30%    COMMON SHARES    $10.65      1,541
IVY VIP ASSET STRATEGY..........................................................  1.55%    COMMON SHARES    $10.50         36
IVY VIP ASSET STRATEGY..........................................................  1.65%    COMMON SHARES    $10.43        378
IVY VIP ASSET STRATEGY..........................................................  1.70%    COMMON SHARES    $10.40        722

IVY VIP DIVIDEND OPPORTUNITIES..................................................  1.30%    COMMON SHARES    $17.34        526
IVY VIP DIVIDEND OPPORTUNITIES..................................................  1.55%    COMMON SHARES    $17.03        100
IVY VIP DIVIDEND OPPORTUNITIES..................................................  1.65%    COMMON SHARES    $16.91        174
IVY VIP DIVIDEND OPPORTUNITIES..................................................  1.70%    COMMON SHARES    $16.85         95

IVY VIP ENERGY..................................................................  1.10%    COMMON SHARES    $ 9.31        203
IVY VIP ENERGY..................................................................  1.20%    COMMON SHARES    $ 8.76        232
IVY VIP ENERGY..................................................................  1.25%    COMMON SHARES    $ 8.74        373
IVY VIP ENERGY..................................................................  1.30%    COMMON SHARES    $12.67      1,872
IVY VIP ENERGY..................................................................  1.55%    COMMON SHARES    $12.45        202
IVY VIP ENERGY..................................................................  1.65%    COMMON SHARES    $12.36        381
IVY VIP ENERGY..................................................................  1.70%    COMMON SHARES    $12.31        333

IVY VIP GLOBAL NATURAL RESOURCES................................................  0.65%    COMMON SHARES    $ 7.72          1
IVY VIP GLOBAL NATURAL RESOURCES................................................  1.30%    COMMON SHARES    $ 7.97        895
IVY VIP GLOBAL NATURAL RESOURCES................................................  1.55%    COMMON SHARES    $ 7.83         99
IVY VIP GLOBAL NATURAL RESOURCES................................................  1.65%    COMMON SHARES    $ 7.77        271
IVY VIP GLOBAL NATURAL RESOURCES................................................  1.70%    COMMON SHARES    $ 7.74        137

IVY VIP HIGH INCOME.............................................................  0.65%    COMMON SHARES    $14.81          2
IVY VIP HIGH INCOME.............................................................  1.30%    COMMON SHARES    $16.49      4,604
IVY VIP HIGH INCOME.............................................................  1.55%    COMMON SHARES    $16.19        326
IVY VIP HIGH INCOME.............................................................  1.65%    COMMON SHARES    $16.07      1,255
IVY VIP HIGH INCOME.............................................................  1.70%    COMMON SHARES    $16.02      1,327

IVY VIP MICRO CAP GROWTH........................................................  0.30%    COMMON SHARES    $10.86          3
IVY VIP MICRO CAP GROWTH........................................................  1.10%    COMMON SHARES    $ 9.97         60
IVY VIP MICRO CAP GROWTH........................................................  1.20%    COMMON SHARES    $10.55        100
IVY VIP MICRO CAP GROWTH........................................................  1.25%    COMMON SHARES    $10.53         97

IVY VIP MID CAP GROWTH..........................................................  1.30%    COMMON SHARES    $19.81      1,570
IVY VIP MID CAP GROWTH..........................................................  1.55%    COMMON SHARES    $19.45        118
IVY VIP MID CAP GROWTH..........................................................  1.65%    COMMON SHARES    $19.31        272
IVY VIP MID CAP GROWTH..........................................................  1.70%    COMMON SHARES    $19.24        302

IVY VIP SCIENCE AND TECHNOLOGY..................................................  0.30%    COMMON SHARES    $11.02          2
IVY VIP SCIENCE AND TECHNOLOGY..................................................  0.65%    COMMON SHARES    $18.94          3
IVY VIP SCIENCE AND TECHNOLOGY..................................................  1.10%    COMMON SHARES    $ 9.08        265

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
IVY VIP SCIENCE AND TECHNOLOGY..................................................  1.20%   COMMON SHARES     $10.71        321
IVY VIP SCIENCE AND TECHNOLOGY..................................................  1.25%   COMMON SHARES     $10.69        309
IVY VIP SCIENCE AND TECHNOLOGY..................................................  1.30%   COMMON SHARES     $20.89      1,721
IVY VIP SCIENCE AND TECHNOLOGY..................................................  1.55%   COMMON SHARES     $20.51        163
IVY VIP SCIENCE AND TECHNOLOGY..................................................  1.65%   COMMON SHARES     $20.37        403
IVY VIP SCIENCE AND TECHNOLOGY..................................................  1.70%   COMMON SHARES     $20.29        283

IVY VIP SMALL CAP GROWTH........................................................  1.30%   COMMON SHARES     $17.84        836
IVY VIP SMALL CAP GROWTH........................................................  1.55%   COMMON SHARES     $17.52         71
IVY VIP SMALL CAP GROWTH........................................................  1.65%   COMMON SHARES     $17.39        231
IVY VIP SMALL CAP GROWTH........................................................  1.70%   COMMON SHARES     $17.33        168

JANUS ASPEN SERIES BALANCED PORTFOLIO...........................................  0.30%   SERVICE SHARES    $11.56          1
JANUS ASPEN SERIES BALANCED PORTFOLIO...........................................  1.10%   SERVICE SHARES    $10.03        730
JANUS ASPEN SERIES BALANCED PORTFOLIO...........................................  1.20%   SERVICE SHARES    $11.24        558
JANUS ASPEN SERIES BALANCED PORTFOLIO...........................................  1.25%   SERVICE SHARES    $11.22      1,904

JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO......................................  0.30%   SERVICE SHARES    $10.56          9
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO......................................  1.10%   SERVICE SHARES    $ 9.88        628
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO......................................  1.20%   SERVICE SHARES    $10.26        478
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO......................................  1.25%   SERVICE SHARES    $10.24      1,106

JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO.........................  1.10%   SERVICE SHARES    $11.02        237
JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO.........................  1.20%   SERVICE SHARES    $13.16        159
JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO.........................  1.25%   SERVICE SHARES    $13.14        264

JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION PORTFOLIO............................  1.10%      CLASS 2        $10.11         76
JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION PORTFOLIO............................  1.25%      CLASS 2        $10.09      1,191

JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO...............................  1.10%      CLASS 2        $10.31         15
JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO...............................  1.25%      CLASS 2        $10.29        938

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  0.30%   SERVICE SHARES    $ 8.75          1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  0.65%   SERVICE SHARES    $ 8.69          1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  1.10%   SERVICE SHARES    $ 8.97        268
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  1.20%   SERVICE SHARES    $ 8.50        323
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  1.25%   SERVICE SHARES    $ 8.49        311
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  1.30%   SERVICE SHARES    $10.40      4,388
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  1.55%   SERVICE SHARES    $10.22        536
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  1.65%   SERVICE SHARES    $10.14      1,094
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.............................  1.70%   SERVICE SHARES    $10.11        768

LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  0.30%     VC SHARES       $11.54          9
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  1.10%     VC SHARES       $10.43        718
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  1.20%     VC SHARES       $11.21        565
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  1.25%     VC SHARES       $11.20      1,083
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  1.30%     VC SHARES       $13.21      3,072
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  1.55%     VC SHARES       $13.02        167
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  1.65%     VC SHARES       $12.94        787
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.............................  1.70%     VC SHARES       $12.90      1,097

LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO..............................  1.30%     VC SHARES       $14.82        209
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO..............................  1.55%     VC SHARES       $14.60         19
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO..............................  1.65%     VC SHARES       $14.51         52
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO..............................  1.70%     VC SHARES       $14.47         16

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.......................  1.30%     VC SHARES       $13.44        193
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.......................  1.55%     VC SHARES       $13.24         27

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.......................  1.65%      VC SHARES      $13.16         64
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.......................  1.70%      VC SHARES      $13.12         44

MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  0.30%    SERVICE CLASS    $11.28          5
MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  1.10%    SERVICE CLASS    $ 9.86        917
MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  1.20%    SERVICE CLASS    $10.96        590
MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  1.25%    SERVICE CLASS    $10.95      1,083
MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  1.30%    SERVICE CLASS    $16.25      5,940
MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  1.55%    SERVICE CLASS    $15.96        420
MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  1.65%    SERVICE CLASS    $15.84      1,314
MFS(R) INTERNATIONAL VALUE PORTFOLIO............................................  1.70%    SERVICE CLASS    $15.79      1,316

MFS(R) INVESTORS TRUST SERIES...................................................  1.10%    SERVICE CLASS    $10.39         43
MFS(R) INVESTORS TRUST SERIES...................................................  1.20%    SERVICE CLASS    $12.11         31
MFS(R) INVESTORS TRUST SERIES...................................................  1.25%    SERVICE CLASS    $12.09         64
MFS(R) INVESTORS TRUST SERIES...................................................  1.30%    SERVICE CLASS    $19.10        299
MFS(R) INVESTORS TRUST SERIES...................................................  1.55%    SERVICE CLASS    $18.76         33
MFS(R) INVESTORS TRUST SERIES...................................................  1.65%    SERVICE CLASS    $18.63         68
MFS(R) INVESTORS TRUST SERIES...................................................  1.70%    SERVICE CLASS    $18.56         59

MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO...........................  1.30%    SERVICE CLASS    $19.06        381
MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO...........................  1.55%    SERVICE CLASS    $18.72         56
MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO...........................  1.65%    SERVICE CLASS    $18.58         87
MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO...........................  1.70%    SERVICE CLASS    $18.52         51

MFS(R) RESEARCH SERIES..........................................................  1.10%    SERVICE CLASS    $10.37         35
MFS(R) RESEARCH SERIES..........................................................  1.20%    SERVICE CLASS    $12.14         31
MFS(R) RESEARCH SERIES..........................................................  1.25%    SERVICE CLASS    $12.12         80

MFS(R) TECHNOLOGY PORTFOLIO.....................................................  1.30%    SERVICE CLASS    $23.16        611
MFS(R) TECHNOLOGY PORTFOLIO.....................................................  1.55%    SERVICE CLASS    $22.74         84
MFS(R) TECHNOLOGY PORTFOLIO.....................................................  1.65%    SERVICE CLASS    $22.58        107
MFS(R) TECHNOLOGY PORTFOLIO.....................................................  1.70%    SERVICE CLASS    $22.50        150

MFS(R) UTILITIES SERIES.........................................................  0.30%    SERVICE CLASS    $10.51         --
MFS(R) UTILITIES SERIES.........................................................  1.10%    SERVICE CLASS    $ 8.98        190
MFS(R) UTILITIES SERIES.........................................................  1.20%    SERVICE CLASS    $10.21        297
MFS(R) UTILITIES SERIES.........................................................  1.25%    SERVICE CLASS    $10.20        266
MFS(R) UTILITIES SERIES.........................................................  1.30%    SERVICE CLASS    $16.86      1,610
MFS(R) UTILITIES SERIES.........................................................  1.55%    SERVICE CLASS    $16.56         98
MFS(R) UTILITIES SERIES.........................................................  1.65%    SERVICE CLASS    $16.44        272
MFS(R) UTILITIES SERIES.........................................................  1.70%    SERVICE CLASS    $16.38        354

MFS(R) VALUE SERIES.............................................................  0.30%    SERVICE CLASS    $12.94          1
MFS(R) VALUE SERIES.............................................................  1.10%    SERVICE CLASS    $10.86        519
MFS(R) VALUE SERIES.............................................................  1.20%    SERVICE CLASS    $12.58        172
MFS(R) VALUE SERIES.............................................................  1.25%    SERVICE CLASS    $12.56        477

MULTIMANAGER AGGRESSIVE EQUITY..................................................  1.30%          B          $19.05        381
MULTIMANAGER AGGRESSIVE EQUITY..................................................  1.55%          B          $81.93         22
MULTIMANAGER AGGRESSIVE EQUITY..................................................  1.65%          B          $18.35        178
MULTIMANAGER AGGRESSIVE EQUITY..................................................  1.70%          B          $78.16         15

MULTIMANAGER CORE BOND..........................................................  1.30%          B          $13.73      3,463
MULTIMANAGER CORE BOND..........................................................  1.55%          B          $14.17      1,233
MULTIMANAGER CORE BOND..........................................................  1.65%          B          $13.07      2,256
MULTIMANAGER CORE BOND..........................................................  1.70%          B          $13.85        547

MULTIMANAGER MID CAP GROWTH.....................................................  1.30%          B          $22.01        417
MULTIMANAGER MID CAP GROWTH.....................................................  1.55%          B          $17.28         67

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
MULTIMANAGER MID CAP GROWTH.....................................................  1.65%         B           $21.02        188
MULTIMANAGER MID CAP GROWTH.....................................................  1.70%         B           $16.89        130

MULTIMANAGER MID CAP VALUE......................................................  1.30%         B           $24.31        276
MULTIMANAGER MID CAP VALUE......................................................  1.55%         B           $21.78         40
MULTIMANAGER MID CAP VALUE......................................................  1.65%         B           $23.20        118
MULTIMANAGER MID CAP VALUE......................................................  1.70%         B           $21.29        378

MULTIMANAGER TECHNOLOGY.........................................................  1.10%         B           $10.79        126
MULTIMANAGER TECHNOLOGY.........................................................  1.20%         B           $13.53         69
MULTIMANAGER TECHNOLOGY.........................................................  1.25%         B           $13.51        346
MULTIMANAGER TECHNOLOGY.........................................................  1.30%         B           $11.06        352
MULTIMANAGER TECHNOLOGY.........................................................  1.30%         B           $24.48        250
MULTIMANAGER TECHNOLOGY.........................................................  1.55%         B           $20.15         97
MULTIMANAGER TECHNOLOGY.........................................................  1.65%         B           $10.98         94
MULTIMANAGER TECHNOLOGY.........................................................  1.65%         B           $23.37         94
MULTIMANAGER TECHNOLOGY.........................................................  1.70%         B           $10.97         85
MULTIMANAGER TECHNOLOGY.........................................................  1.70%         B           $19.70         64

NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO........................  1.10%   CLASS S SHARES    $ 9.02         34
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO........................  1.20%   CLASS S SHARES    $ 9.06         31
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO........................  1.25%   CLASS S SHARES    $ 9.05         26
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO........................  1.30%   CLASS S SHARES    $ 9.04         77
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO........................  1.65%   CLASS S SHARES    $ 8.96         10
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO........................  1.70%   CLASS S SHARES    $ 8.95         31

NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.................................  1.10%   CLASS S SHARES    $ 9.00         31
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.................................  1.20%   CLASS S SHARES    $ 9.10         37
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.................................  1.25%   CLASS S SHARES    $ 9.08         38
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.................................  1.30%   CLASS S SHARES    $ 9.07        153
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.................................  1.65%   CLASS S SHARES    $ 8.99         30
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.................................  1.70%   CLASS S SHARES    $ 8.98         51

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  0.30%   ADVISOR CLASS     $ 6.71         --
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  0.65%   ADVISOR CLASS     $ 5.74          1
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  1.10%   ADVISOR CLASS     $ 8.39         48
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  1.20%   ADVISOR CLASS     $ 6.52        145
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  1.25%   ADVISOR CLASS     $ 6.51        136
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  1.30%   ADVISOR CLASS     $ 6.89      1,391
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  1.55%   ADVISOR CLASS     $ 6.77        110
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  1.65%   ADVISOR CLASS     $ 6.72        395
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.................................  1.70%   ADVISOR CLASS     $ 6.70        355

PIMCO EMERGING MARKETS BOND PORTFOLIO...........................................  1.10%   ADVISOR CLASS     $10.35         55
PIMCO EMERGING MARKETS BOND PORTFOLIO...........................................  1.20%   ADVISOR CLASS     $10.58         59
PIMCO EMERGING MARKETS BOND PORTFOLIO...........................................  1.25%   ADVISOR CLASS     $10.56        113
PIMCO EMERGING MARKETS BOND PORTFOLIO...........................................  1.30%   ADVISOR CLASS     $13.40        742
PIMCO EMERGING MARKETS BOND PORTFOLIO...........................................  1.55%   ADVISOR CLASS     $13.16        130
PIMCO EMERGING MARKETS BOND PORTFOLIO...........................................  1.65%   ADVISOR CLASS     $13.06        244
PIMCO EMERGING MARKETS BOND PORTFOLIO...........................................  1.70%   ADVISOR CLASS     $13.02        144

PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)..........................................  1.10%   ADVISOR CLASS     $ 9.86         45
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)..........................................  1.20%   ADVISOR CLASS     $ 9.44         38
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)..........................................  1.25%   ADVISOR CLASS     $ 9.42         86

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO...........................  1.10%   ADVISOR CLASS     $ 9.50          8
PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO...........................  1.20%   ADVISOR CLASS     $10.30         50
PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO...........................  1.25%   ADVISOR CLASS     $10.29         66

PIMCO REAL RETURN PORTFOLIO.....................................................  1.30%   ADVISOR CLASS     $11.37      3,229
PIMCO REAL RETURN PORTFOLIO.....................................................  1.55%   ADVISOR CLASS     $11.17        335

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
PIMCO REAL RETURN PORTFOLIO.....................................................  1.65%    ADVISOR CLASS    $11.09      1,033
PIMCO REAL RETURN PORTFOLIO.....................................................  1.70%    ADVISOR CLASS    $11.05        596

PIMCO TOTAL RETURN PORTFOLIO....................................................  0.65%    ADVISOR CLASS    $11.14         --
PIMCO TOTAL RETURN PORTFOLIO....................................................  1.10%    ADVISOR CLASS    $ 9.95        633
PIMCO TOTAL RETURN PORTFOLIO....................................................  1.20%    ADVISOR CLASS    $10.22        487
PIMCO TOTAL RETURN PORTFOLIO....................................................  1.25%    ADVISOR CLASS    $10.20      1,033
PIMCO TOTAL RETURN PORTFOLIO....................................................  1.30%    ADVISOR CLASS    $11.71      7,160
PIMCO TOTAL RETURN PORTFOLIO....................................................  1.55%    ADVISOR CLASS    $11.50        592
PIMCO TOTAL RETURN PORTFOLIO....................................................  1.65%    ADVISOR CLASS    $11.42      2,070
PIMCO TOTAL RETURN PORTFOLIO....................................................  1.70%    ADVISOR CLASS    $11.38      1,609

PROFUND VP BEAR.................................................................  1.30%    COMMON SHARES    $ 2.87         38
PROFUND VP BEAR.................................................................  1.55%    COMMON SHARES    $ 2.82         23
PROFUND VP BEAR.................................................................  1.65%    COMMON SHARES    $ 2.80         12
PROFUND VP BEAR.................................................................  1.70%    COMMON SHARES    $ 2.79          2

PROFUND VP BIOTECHNOLOGY........................................................  0.65%    COMMON SHARES    $27.35          2
PROFUND VP BIOTECHNOLOGY........................................................  1.30%    COMMON SHARES    $27.68      1,030
PROFUND VP BIOTECHNOLOGY........................................................  1.55%    COMMON SHARES    $27.18         88
PROFUND VP BIOTECHNOLOGY........................................................  1.65%    COMMON SHARES    $26.98        238
PROFUND VP BIOTECHNOLOGY........................................................  1.70%    COMMON SHARES    $26.89        221

PUTNAM VT ABSOLUTE RETURN 500 FUND..............................................  1.10%          B          $ 9.73         60
PUTNAM VT ABSOLUTE RETURN 500 FUND..............................................  1.20%          B          $10.11         62
PUTNAM VT ABSOLUTE RETURN 500 FUND..............................................  1.25%          B          $10.09         92

PUTNAM VT DIVERSIFIED INCOME FUND...............................................  1.10%          B          $10.06         65
PUTNAM VT DIVERSIFIED INCOME FUND...............................................  1.20%          B          $ 9.66         51
PUTNAM VT DIVERSIFIED INCOME FUND...............................................  1.25%          B          $ 9.65        374
PUTNAM VT DIVERSIFIED INCOME FUND...............................................  1.30%          B          $ 9.64        230
PUTNAM VT DIVERSIFIED INCOME FUND...............................................  1.65%          B          $ 9.55         45
PUTNAM VT DIVERSIFIED INCOME FUND...............................................  1.70%          B          $ 9.54         25

PUTNAM VT GLOBAL ASSET ALLOCATION FUND..........................................  1.10%          B          $10.32        149
PUTNAM VT GLOBAL ASSET ALLOCATION FUND..........................................  1.25%          B          $10.30         56

PUTNAM VT RESEARCH FUND.........................................................  1.10%          B          $10.53          5
PUTNAM VT RESEARCH FUND.........................................................  1.25%          B          $10.51          6

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO..............................  1.10%      CLASS II       $ 9.01         34
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO..............................  1.20%      CLASS II       $ 9.24         29
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO..............................  1.25%      CLASS II       $ 9.22         26
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO..............................  1.30%      CLASS II       $ 9.21        201
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO..............................  1.65%      CLASS II       $ 9.13         21
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO..............................  1.70%      CLASS II       $ 9.12         33

SEI VP BALANCED STRATEGY FUND...................................................  1.10%      CLASS III      $ 9.73        103
SEI VP BALANCED STRATEGY FUND...................................................  1.20%      CLASS III      $10.37        192
SEI VP BALANCED STRATEGY FUND...................................................  1.25%      CLASS III      $10.35        404

SEI VP CONSERVATIVE STRATEGY FUND...............................................  1.10%      CLASS III      $ 9.95        101
SEI VP CONSERVATIVE STRATEGY FUND...............................................  1.20%      CLASS III      $10.26        145
SEI VP CONSERVATIVE STRATEGY FUND...............................................  1.25%      CLASS III      $10.24        937

SEI VP MARKET GROWTH STRATEGY FUND..............................................  0.30%      CLASS III      $10.74          1
SEI VP MARKET GROWTH STRATEGY FUND..............................................  1.10%      CLASS III      $ 9.71        112
SEI VP MARKET GROWTH STRATEGY FUND..............................................  1.20%      CLASS III      $10.43        401
SEI VP MARKET GROWTH STRATEGY FUND..............................................  1.25%      CLASS III      $10.42        212

SEI VP MARKET PLUS STRATEGY FUND................................................  1.10%      CLASS III      $ 9.67         32
SEI VP MARKET PLUS STRATEGY FUND................................................  1.20%      CLASS III      $10.64         79
SEI VP MARKET PLUS STRATEGY FUND................................................  1.25%      CLASS III      $10.62         59

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2016

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
SEI VP MODERATE STRATEGY FUND...................................................  1.10%     CLASS III       $ 9.98        525
SEI VP MODERATE STRATEGY FUND...................................................  1.20%     CLASS III       $10.60        144
SEI VP MODERATE STRATEGY FUND...................................................  1.25%     CLASS III       $10.59        508

T. ROWE PRICE EQUITY INCOME PORTFOLIO-II........................................  1.10%      CLASS II       $10.72        108
T. ROWE PRICE EQUITY INCOME PORTFOLIO-II........................................  1.20%      CLASS II       $11.74         98
T. ROWE PRICE EQUITY INCOME PORTFOLIO-II........................................  1.25%      CLASS II       $11.72        193

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  0.30%      CLASS II       $13.75         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  0.65%      CLASS II       $29.01          2
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  1.10%      CLASS II       $ 8.73        648
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  1.20%      CLASS II       $13.36        408
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  1.25%      CLASS II       $13.34        729
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  1.30%      CLASS II       $31.79      2,012
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  1.55%      CLASS II       $31.22        152
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  1.65%      CLASS II       $30.99        403
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II......................................  1.70%      CLASS II       $30.88        401

TEMPLETON DEVELOPING MARKETS VIP FUND...........................................  1.30%      CLASS 2        $ 9.02        664
TEMPLETON DEVELOPING MARKETS VIP FUND...........................................  1.55%      CLASS 2        $ 8.86         58
TEMPLETON DEVELOPING MARKETS VIP FUND...........................................  1.65%      CLASS 2        $ 8.79        230
TEMPLETON DEVELOPING MARKETS VIP FUND...........................................  1.70%      CLASS 2        $ 8.76        755

TEMPLETON FOREIGN VIP FUND......................................................  1.30%      CLASS 2        $11.54        465
TEMPLETON FOREIGN VIP FUND......................................................  1.55%      CLASS 2        $11.33         48
TEMPLETON FOREIGN VIP FUND......................................................  1.65%      CLASS 2        $11.25         91
TEMPLETON FOREIGN VIP FUND......................................................  1.70%      CLASS 2        $11.21        129

TEMPLETON GLOBAL BOND VIP FUND..................................................  0.30%      CLASS 2        $ 9.97          4
TEMPLETON GLOBAL BOND VIP FUND..................................................  0.65%      CLASS 2        $11.08          1
TEMPLETON GLOBAL BOND VIP FUND..................................................  1.10%      CLASS 2        $ 9.50        570
TEMPLETON GLOBAL BOND VIP FUND..................................................  1.20%      CLASS 2        $ 9.69        563
TEMPLETON GLOBAL BOND VIP FUND..................................................  1.25%      CLASS 2        $ 9.68        840
TEMPLETON GLOBAL BOND VIP FUND..................................................  1.30%      CLASS 2        $12.21      5,998
TEMPLETON GLOBAL BOND VIP FUND..................................................  1.55%      CLASS 2        $11.99        454
TEMPLETON GLOBAL BOND VIP FUND..................................................  1.65%      CLASS 2        $11.90      1,546
TEMPLETON GLOBAL BOND VIP FUND..................................................  1.70%      CLASS 2        $11.86      1,599

TEMPLETON GROWTH VIP FUND.......................................................  1.30%      CLASS 2        $13.97        103
TEMPLETON GROWTH VIP FUND.......................................................  1.55%      CLASS 2        $13.73         14
TEMPLETON GROWTH VIP FUND.......................................................  1.65%      CLASS 2        $13.63         16
TEMPLETON GROWTH VIP FUND.......................................................  1.70%      CLASS 2        $13.59          2

VANECK VIP GLOBAL HARD ASSETS FUND..............................................  0.30%   CLASS S SHARES    $ 7.43          7
VANECK VIP GLOBAL HARD ASSETS FUND..............................................  1.10%   CLASS S SHARES    $ 8.46         89
VANECK VIP GLOBAL HARD ASSETS FUND..............................................  1.20%   CLASS S SHARES    $ 7.22        171
VANECK VIP GLOBAL HARD ASSETS FUND..............................................  1.25%   CLASS S SHARES    $ 7.21        158
VANECK VIP GLOBAL HARD ASSETS FUND..............................................  1.30%   CLASS S SHARES    $ 8.80      1,999
VANECK VIP GLOBAL HARD ASSETS FUND..............................................  1.55%   CLASS S SHARES    $ 8.64        275
VANECK VIP GLOBAL HARD ASSETS FUND..............................................  1.65%   CLASS S SHARES    $ 8.58        494
VANECK VIP GLOBAL HARD ASSETS FUND..............................................  1.70%   CLASS S SHARES    $ 8.55        314

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.............................  1.10%   INITIAL CLASS     $ 9.07         26
VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.............................  1.20%   INITIAL CLASS     $ 8.89         32
VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.............................  1.25%   INITIAL CLASS     $ 8.87         27

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a--.

                                    FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                                              7TWELVE/TM/ AB VPS BALANCED  AB VPS GLOBAL
                                                             1290 VT SOCIALLY  BALANCED   WEALTH STRATEGY THEMATIC GROWTH
                                                               RESPONSIBLE*   PORTFOLIO     PORTFOLIO**     PORTFOLIO**
                                                             ---------------- ----------  --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................     $ 37,055     $  122,595     $  98,147        $    --
 Expenses:
   Asset-based charges......................................       37,495      1,033,653        76,410          3,770
                                                                 --------     ----------     ---------        -------

NET INVESTMENT INCOME (LOSS)................................         (440)      (911,058)       21,737         (3,770)
                                                                 --------     ----------     ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      (19,114)      (194,975)      (75,743)         3,765
   Net realized gain distribution from the Portfolios.......       62,043             --       363,324             --
                                                                 --------     ----------     ---------        -------
 Net realized gain (loss) on investments....................       42,929       (194,975)      287,581          3,765
                                                                 --------     ----------     ---------        -------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................      207,517      6,698,783      (148,917)         2,047
                                                                 --------     ----------     ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      250,446      6,503,808       138,664          5,812
                                                                 --------     ----------     ---------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $250,006     $5,592,750     $ 160,401        $ 2,042
                                                                 ========     ==========     =========        =======

                                                                              AB VPS
                                                             AB VPS GROWTH INTERNATIONAL
                                                              AND INCOME      GROWTH
                                                              PORTFOLIO**   PORTFOLIO**
                                                             ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 19,806      $      --
 Expenses:
   Asset-based charges......................................     24,467        114,684
                                                               --------      ---------

NET INVESTMENT INCOME (LOSS)................................     (4,661)      (114,684)
                                                               --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       (232)        (9,211)
   Net realized gain distribution from the Portfolios.......    147,070             --
                                                               --------      ---------
 Net realized gain (loss) on investments....................    146,838         (9,211)
                                                               --------      ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    108,848       (578,781)
                                                               --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    255,686       (587,992)
                                                               --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $251,025      $(702,676)
                                                               ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                               AB VPS      AB VPS
                                                             REAL ESTATE  SMALL/MID
                                                             INVESTMENT   CAP VALUE      ALL ASSET          ALL ASSET
                                                             PORTFOLIO** PORTFOLIO** AGGRESSIVE-ALT 25* AGGRESSIVE-ALT 50*
                                                             ----------- ----------- ------------------ ------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 44,325    $  7,914        $102,451          $  31,067
 Expenses:
   Asset-based charges......................................    34,611      23,904         127,927              7,236
                                                              --------    --------        --------          ---------

NET INVESTMENT INCOME (LOSS)................................     9,714     (15,990)        (25,476)            23,831
                                                              --------    --------        --------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (49,851)    (32,953)        (72,143)          (183,660)
   Net realized gain distribution from the Portfolios.......   145,947     130,124          99,238             16,944
                                                              --------    --------        --------          ---------
 Net realized gain (loss) on investments....................    96,096      97,171          27,095           (166,716)
                                                              --------    --------        --------          ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (35,762)    427,046         757,815            554,814
                                                              --------    --------        --------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    60,334     524,217         784,910            388,098
                                                              --------    --------        --------          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 70,048    $508,227        $759,434          $ 411,929
                                                              ========    ========        ========          =========


                                                                 ALL ASSET        ALL ASSET
                                                             AGGRESSIVE-ALT 75* GROWTH-ALT 20*
                                                             ------------------ --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................     $  41,759        $  235,749
 Expenses:
   Asset-based charges......................................         9,945           225,788
                                                                 ---------        ----------

NET INVESTMENT INCOME (LOSS)................................        31,814             9,961
                                                                 ---------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      (229,059)          (67,415)
   Net realized gain distribution from the Portfolios.......            --           352,381
                                                                 ---------        ----------
 Net realized gain (loss) on investments....................      (229,059)          284,966
                                                                 ---------        ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................       670,408           975,190
                                                                 ---------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......       441,349         1,260,156
                                                                 ---------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $ 473,163        $1,270,117
                                                                 =========        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                               ALL ASSET    ALPS | RED ROCKS AMERICAN CENTURY AMERICAN CENTURY
                                                                MODERATE     LISTED PRIVATE    VP INFLATION   VP LARGE COMPANY
                                                             GROWTH-ALT 15* EQUITY PORTFOLIO PROTECTION FUND       VALUE
                                                             -------------- ---------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $216,946        $10,519          $ 66,617         $ 46,285
 Expenses:
   Asset-based charges......................................     187,810         10,936            43,257           34,179
                                                                --------        -------          --------         --------

NET INVESTMENT INCOME (LOSS)................................      29,136           (417)           23,360           12,106
                                                                --------        -------          --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (48,492)         1,064           (39,833)          87,578
   Net realized gain distribution from the Portfolios.......     112,201            425            25,127          142,887
                                                                --------        -------          --------         --------
 Net realized gain (loss) on investments....................      63,709          1,489           (14,706)         230,465
                                                                --------        -------          --------         --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     864,441         91,417            81,180           38,276
                                                                --------        -------          --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     928,150         92,906            66,474          268,741
                                                                --------        -------          --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $957,286        $92,489          $ 89,834         $280,847
                                                                ========        =======          ========         ========

                                                                                AMERICAN FUNDS
                                                             AMERICAN CENTURY INSURANCE SERIES(R)
                                                             VP MID CAP VALUE  ASSET ALLOCATION
                                                                   FUND            FUND/SM/
                                                             ---------------- -------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 1,376,800        $  350,977
 Expenses:
   Asset-based charges......................................     1,201,036           249,610
                                                               -----------        ----------

NET INVESTMENT INCOME (LOSS)................................       175,764           101,367
                                                               -----------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     1,324,080          (237,716)
   Net realized gain distribution from the Portfolios.......     3,730,822           504,944
                                                               -----------        ----------
 Net realized gain (loss) on investments....................     5,054,902           267,228
                                                               -----------        ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    11,850,293         1,370,183
                                                               -----------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    16,905,195         1,637,411
                                                               -----------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $17,080,959        $1,738,778
                                                               ===========        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                                     AMERICAN FUNDS
                                                                                                       INSURANCE
                                                                                  AMERICAN FUNDS    SERIES(R) GLOBAL
                                                               AMERICAN FUNDS       INSURANCE            SMALL
                                                             INSURANCE SERIES(R) SERIES(R)/ /GLOBAL  CAPITALIZATION
                                                                BOND FUND/SM/    GROWTH FUND/SM/        FUND/SM/
                                                             ------------------- ----------------   ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................      $598,920          $  26,362         $    12,235
 Expenses:
   Asset-based charges......................................       516,180             40,545             164,590
                                                                  --------          ---------         -----------

NET INVESTMENT INCOME (LOSS)................................        82,740            (14,183)           (152,355)
                                                                  --------          ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       (98,977)           (46,278)           (562,069)
   Net realized gain distribution from the Portfolios.......       120,658            273,017           2,210,158
                                                                  --------          ---------         -----------
 Net realized gain (loss) on investments....................        21,681            226,739           1,648,089
                                                                  --------          ---------         -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................        (9,004)          (204,177)         (1,430,656)
                                                                  --------          ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......        12,677             22,562             217,433
                                                                  --------          ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................      $ 95,417          $   8,379         $    65,078
                                                                  ========          =========         ===========

                                                                                   AMERICAN FUNDS        AMERICAN FUNDS
                                                              AMERICAN FUNDS          INSURANCE            INSURANCE
                                                                 INSURANCE     SERIES(R) INTERNATIONAL SERIES(R) MANAGED
                                                             SERIES(R) GROWTH-    GROWTH AND INCOME        RISK ASSET
                                                              INCOME FUND/SM/         FUND/SM/         ALLOCATION FUND/SM/
                                                             ----------------- ----------------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................     $  71,870            $  78,464             $ 70,361
 Expenses:
   Asset-based charges......................................        57,920               35,599               74,475
                                                                 ---------            ---------             --------

NET INVESTMENT INCOME (LOSS)................................        13,950               42,865               (4,114)
                                                                 ---------            ---------             --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      (232,827)            (170,871)             (32,152)
   Net realized gain distribution from the Portfolios.......       544,345               12,614              162,893
                                                                 ---------            ---------             --------
 Net realized gain (loss) on investments....................       311,518             (158,257)             130,741
                                                                 ---------            ---------             --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................       178,961              101,085              160,877
                                                                 ---------            ---------             --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......       490,479              (57,172)             291,618
                                                                 ---------            ---------             --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $ 504,429            $ (14,307)            $287,504
                                                                 =========            =========             ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                             AMERICAN FUNDS
                                                               INSURANCE      AXA 400      AXA 500     AXA 2000
                                                             SERIES(R) NEW    MANAGED      MANAGED      MANAGED    AXA AGGRESSIVE
                                                             WORLD FUND(R)  VOLATILITY*  VOLATILITY*  VOLATILITY*   ALLOCATION*
                                                             -------------- -----------  -----------  -----------  --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $   223,350   $   546,808  $ 2,039,438  $   519,131    $  191,359
 Expenses:
   Asset-based charges......................................      467,270     1,066,108    2,462,932    1,072,554       266,634
                                                              -----------   -----------  -----------  -----------    ----------

NET INVESTMENT INCOME (LOSS)................................     (243,920)     (519,300)    (423,494)    (553,423)      (75,275)
                                                              -----------   -----------  -----------  -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (1,003,811)    3,161,168    7,590,674    3,272,384        74,601
   Net realized gain distribution from the Portfolios.......           --     3,216,762    1,280,399    1,335,683       936,690
                                                              -----------   -----------  -----------  -----------    ----------
 Net realized gain (loss) on investments....................   (1,003,811)    6,377,930    8,871,073    4,608,067     1,011,291
                                                              -----------   -----------  -----------  -----------    ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    2,535,134     6,593,965    7,168,468    9,370,864       490,659
                                                              -----------   -----------  -----------  -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    1,531,323    12,971,895   16,039,541   13,978,931     1,501,950
                                                              -----------   -----------  -----------  -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 1,287,403   $12,452,595  $15,616,047  $13,425,508    $1,426,675
                                                              ===========   ===========  ===========  ===========    ==========


                                                             AXA AGGRESSIVE
                                                               STRATEGY*
                                                             --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 25,451,746
 Expenses:
   Asset-based charges......................................    33,138,853
                                                              ------------

NET INVESTMENT INCOME (LOSS)................................    (7,687,107)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (8,648,633)
   Net realized gain distribution from the Portfolios.......    21,415,182
                                                              ------------
 Net realized gain (loss) on investments....................    12,766,549
                                                              ------------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   154,770,623
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   167,537,172
                                                              ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $159,850,065
                                                              ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                                                                               AXA GLOBAL
                                                             AXA BALANCED  AXA CONSERVATIVE AXA CONSERVATIVE EQUITY MANAGED
                                                              STRATEGY*    GROWTH STRATEGY*    STRATEGY*      VOLATILITY*
                                                             ------------  ---------------- ---------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $ 23,431,659    $11,236,927      $ 6,409,405       $137,048
 Expenses:
   Asset-based charges......................................   36,970,483     17,479,609       10,947,039        208,772
                                                             ------------    -----------      -----------       --------

NET INVESTMENT INCOME (LOSS)................................  (13,538,824)    (6,242,682)      (4,537,634)       (71,724)
                                                             ------------    -----------      -----------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   16,270,404      8,197,967        4,233,832        370,788
   Net realized gain distribution from the Portfolios.......   15,459,823      5,956,847        2,068,736             --
                                                             ------------    -----------      -----------       --------
 Net realized gain (loss) on investments....................   31,730,227     14,154,814        6,302,568        370,788
                                                             ------------    -----------      -----------       --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   95,125,315     34,156,942        8,114,147         77,287
                                                             ------------    -----------      -----------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......  126,855,542     48,311,756       14,416,715        448,075
                                                             ------------    -----------      -----------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $113,316,718    $42,069,074      $ 9,879,081       $376,351
                                                             ============    ===========      ===========       ========

                                                                                AXA
                                                                           INTERNATIONAL
                                                              AXA GROWTH   CORE MANAGED
                                                              STRATEGY*     VOLATILITY*
                                                             ------------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $ 32,602,410    $  33,771
 Expenses:
   Asset-based charges......................................   45,884,692      170,729
                                                             ------------    ---------

NET INVESTMENT INCOME (LOSS)................................  (13,282,282)    (136,958)
                                                             ------------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    8,342,723     (161,920)
   Net realized gain distribution from the Portfolios.......   26,234,639           --
                                                             ------------    ---------
 Net realized gain (loss) on investments....................   34,577,362     (161,920)
                                                             ------------    ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................  178,003,469      112,977
                                                             ------------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......  212,580,831      (48,943)
                                                             ------------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $199,298,549    $(185,901)
                                                             ============    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                  AXA           AXA
                                                             INTERNATIONAL INTERNATIONAL AXA LARGE CAP AXA LARGE CAP
                                                                MANAGED    VALUE MANAGED CORE MANAGED  GROWTH MANAGED
                                                              VOLATILITY*   VOLATILITY*   VOLATILITY*   VOLATILITY*
                                                             ------------- ------------- ------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 1,360,968    $ 14,678      $100,412      $  125,232
 Expenses:
   Asset-based charges......................................    1,612,103      45,730       126,647         329,651
                                                              -----------    --------      --------      ----------

NET INVESTMENT INCOME (LOSS)................................     (251,135)    (31,052)      (26,235)       (204,419)
                                                              -----------    --------      --------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (1,460,112)    (68,160)      363,466       1,261,236
   Net realized gain distribution from the Portfolios.......           --          --        85,680         752,471
                                                              -----------    --------      --------      ----------
 Net realized gain (loss) on investments....................   (1,460,112)    (68,160)      449,146       2,013,707
                                                              -----------    --------      --------      ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................          177      49,531       230,753        (961,153)
                                                              -----------    --------      --------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   (1,459,935)    (18,629)      679,899       1,052,554
                                                              -----------    --------      --------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $(1,711,070)   $(49,681)     $653,664      $  848,135
                                                              ===========    ========      ========      ==========

                                                             AXA LARGE CAP  AXA MID CAP
                                                             VALUE MANAGED VALUE MANAGED
                                                              VOLATILITY*   VOLATILITY*
                                                             ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $  384,865    $  194,287
 Expenses:
   Asset-based charges......................................     316,795       211,058
                                                              ----------    ----------

NET INVESTMENT INCOME (LOSS)................................      68,070       (16,771)
                                                              ----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (306,710)      566,524
   Net realized gain distribution from the Portfolios.......          --            --
                                                              ----------    ----------
 Net realized gain (loss) on investments....................    (306,710)      566,524
                                                              ----------    ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,165,533     1,602,284
                                                              ----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   1,858,823     2,168,808
                                                              ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $1,926,893    $2,152,037
                                                              ==========    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                          AXA MODERATE       AXA
                                                             AXA MODERATE    GROWTH     MODERATE-PLUS AXA NATURAL
                                                             ALLOCATION*   STRATEGY*     ALLOCATION*  RESOURCES*
                                                             ------------ ------------  ------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $1,155,152  $ 51,317,863   $  440,150   $  108,945
 Expenses:
   Asset-based charges......................................   1,623,006    78,506,536      649,109       48,130
                                                              ----------  ------------   ----------   ----------

NET INVESTMENT INCOME (LOSS)................................    (467,854)  (27,188,673)    (208,959)      60,815
                                                              ----------  ------------   ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (768,130)   39,013,544     (198,099)    (369,890)
   Net realized gain distribution from the Portfolios.......   3,946,968    39,049,527    2,100,330           --
                                                              ----------  ------------   ----------   ----------
 Net realized gain (loss) on investments....................   3,178,838    78,063,071    1,902,231     (369,890)
                                                              ----------  ------------   ----------   ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,052,024   243,051,422    1,199,660    1,183,238
                                                              ----------  ------------   ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   5,230,862   321,114,493    3,101,891      813,348
                                                              ----------  ------------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $4,763,008  $293,925,820   $2,892,932   $  874,163
                                                              ==========  ============   ==========   ==========

                                                                              AXA SMARTBETA
                                                             AXA REAL ESTATE*    EQUITY*
                                                             ---------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................     $ 82,233       $177,073
 Expenses:
   Asset-based charges......................................      155,699          9,938
                                                                 --------       --------

NET INVESTMENT INCOME (LOSS)................................      (73,466)       167,135
                                                                 --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       12,229          3,624
   Net realized gain distribution from the Portfolios.......      155,662            226
                                                                 --------       --------
 Net realized gain (loss) on investments....................      167,891          3,850
                                                                 --------       --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................       79,261        537,832
                                                                 --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      247,152        541,682
                                                                 --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $173,686       $708,817
                                                                 ========       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                                         AXA/AB SHORT
                                                              AXA ULTRA                   AXA/AB DYNAMIC   DURATION
                                                             CONSERVATIVE  AXA/AB DYNAMIC    MODERATE     GOVERNMENT
                                                              STRATEGY*       GROWTH*        GROWTH*        BOND*
                                                             ------------  -------------- -------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $    865,643   $   844,881    $  9,713,727    $  1,612
 Expenses:
   Asset-based charges......................................    5,749,589     3,471,222      34,507,457      20,202
                                                             ------------   -----------    ------------    --------

NET INVESTMENT INCOME (LOSS)................................   (4,883,946)   (2,626,341)    (24,793,730)    (18,590)
                                                             ------------   -----------    ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   13,307,499      (302,291)     14,553,027        (837)
   Net realized gain distribution from the Portfolios.......   13,494,424     1,471,870      35,043,511          --
                                                             ------------   -----------    ------------    --------
 Net realized gain (loss) on investments....................   26,801,923     1,169,579      49,596,538        (837)
                                                             ------------   -----------    ------------    --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (14,388,779)   11,809,166      23,958,999         746
                                                             ------------   -----------    ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   12,413,144    12,978,745      73,555,537         (91)
                                                             ------------   -----------    ------------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $  7,529,198   $10,352,404    $ 48,761,807    $(18,681)
                                                             ============   ===========    ============    ========

                                                                              AXA/CLEARBRIDGE
                                                             AXA/AB SMALL CAP    LARGE CAP
                                                                 GROWTH*          GROWTH*
                                                             ---------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $   196,300      $        --
 Expenses:
   Asset-based charges......................................       712,383        1,149,720
                                                               -----------      -----------

NET INVESTMENT INCOME (LOSS)................................      (516,083)      (1,149,720)
                                                               -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (1,447,500)      (3,906,312)
   Net realized gain distribution from the Portfolios.......     3,686,721          373,349
                                                               -----------      -----------
 Net realized gain (loss) on investments....................     2,239,221       (3,532,963)
                                                               -----------      -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     3,889,693        3,699,486
                                                               -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     6,128,914          166,523
                                                               -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 5,612,831      $  (983,197)
                                                               ===========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                         AXA/FRANKLIN AXA/FRANKLIN
                                                             AXA/DOUBLELINE AXA/FRANKLIN  SMALL CAP    TEMPLETON
                                                             OPPORTUNISTIC    BALANCED      VALUE      ALLOCATION
                                                                  CORE        MANAGED      MANAGED      MANAGED
                                                               PLUS BOND*   VOLATILITY*  VOLATILITY*  VOLATILITY*
                                                             -------------- ------------ ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $179,514      $228,980    $   37,909    $208,731
 Expenses:
   Asset-based charges......................................      56,949       127,550       152,939     188,092
                                                                --------      --------    ----------    --------

NET INVESTMENT INCOME (LOSS)................................     122,565       101,430      (115,030)     20,639
                                                                --------      --------    ----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       3,586       221,246       862,831     221,557
   Net realized gain distribution from the Portfolios.......          --            --            --      93,824
                                                                --------      --------    ----------    --------
 Net realized gain (loss) on investments....................       3,586       221,246       862,831     315,381
                                                                --------      --------    ----------    --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     (69,373)      393,142     1,375,321     630,809
                                                                --------      --------    ----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     (65,787)      614,388     2,238,152     946,190
                                                                --------      --------    ----------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $ 56,778      $715,818    $2,123,122    $966,829
                                                                ========      ========    ==========    ========


                                                             AXA/GOLDMAN SACHS AXA/INVESCO
                                                                 STRATEGIC      STRATEGIC
                                                                ALLOCATION*    ALLOCATION*
                                                             ----------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $   745,012    $    72,195
 Expenses:
   Asset-based charges......................................      2,728,841      1,595,079
                                                                -----------    -----------

NET INVESTMENT INCOME (LOSS)................................     (1,983,829)    (1,522,884)
                                                                -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................        (38,771)       (25,756)
   Net realized gain distribution from the Portfolios.......        785,298             --
                                                                -----------    -----------
 Net realized gain (loss) on investments....................        746,527        (25,756)
                                                                -----------    -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     11,237,298      4,043,494
                                                                -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     11,983,825      4,017,738
                                                                -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $ 9,999,996    $ 2,494,854
                                                                ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                                        AXA/MUTUAL
                                                                          AXA/LEGG MASON AXA/LOOMIS  LARGE CAP EQUITY
                                                              AXA/JANUS     STRATEGIC      SAYLES        MANAGED
                                                             ENTERPRISE*  ALLOCATION*(1)  GROWTH*      VOLATILITY*
                                                             -----------  -------------- ----------  ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $        --     $320,228    $  122,156      $ 89,599
 Expenses:
   Asset-based charges......................................     640,244      283,902       390,202        58,372
                                                             -----------     --------    ----------      --------

NET INVESTMENT INCOME (LOSS)................................    (640,244)      36,326      (268,046)       31,227
                                                             -----------     --------    ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................  (1,271,520)      40,574      (408,324)      212,425
   Net realized gain distribution from the Portfolios.......      20,454           --       815,586            --
                                                             -----------     --------    ----------      --------
 Net realized gain (loss) on investments....................  (1,251,066)      40,574       407,262       212,425
                                                             -----------     --------    ----------      --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (927,721)     289,942     1,158,429       177,345
                                                             -----------     --------    ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......  (2,178,787)     330,516     1,565,691       389,770
                                                             -----------     --------    ----------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $(2,819,031)    $366,842    $1,297,645      $420,997
                                                             ===========     ========    ==========      ========

                                                             AXA/TEMPLETON  BLACKROCK
                                                             GLOBAL EQUITY    GLOBAL
                                                                MANAGED     ALLOCATION
                                                              VOLATILITY*   V.I. FUND
                                                             ------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 114,690   $ 1,293,860
 Expenses:
   Asset-based charges......................................     244,800     1,404,978
                                                               ---------   -----------

NET INVESTMENT INCOME (LOSS)................................    (130,110)     (111,118)
                                                               ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     469,858    (1,921,446)
   Net realized gain distribution from the Portfolios.......          --            --
                                                               ---------   -----------
 Net realized gain (loss) on investments....................     469,858    (1,921,446)
                                                               ---------   -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     185,137     4,661,624
                                                               ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     654,995     2,740,178
                                                               ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 524,885   $ 2,629,060
                                                               =========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Units were made available on February 22, 2016.

                                    FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                               BLACKROCK    BLACKROCK
                                                                GLOBAL      LARGE CAP  CHARTER/SM/   CHARTER/SM/
                                                             OPPORTUNITIES   GROWTH    AGGRESSIVE  ALTERNATIVE 100  CHARTER/SM/
                                                               V.I. FUND    V.I. FUND   GROWTH*       MODERATE*    CONSERVATIVE*
                                                             ------------- ----------  ----------  --------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 48,230    $  147,939  $  54,451     $  109,836      $ 559,089
 Expenses:
   Asset-based charges......................................     30,806       435,325     61,140         97,476        272,621
                                                               --------    ----------  ---------     ----------      ---------

NET INVESTMENT INCOME (LOSS)................................     17,424      (287,386)    (6,689)        12,360        286,468
                                                               --------    ----------  ---------     ----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (34,480)      (85,113)  (264,689)      (971,678)      (138,927)
   Net realized gain distribution from the Portfolios.......      4,754     2,828,478         --             --          2,854
                                                               --------    ----------  ---------     ----------      ---------
 Net realized gain (loss) on investments....................    (29,726)    2,743,365   (264,689)      (971,678)      (136,073)
                                                               --------    ----------  ---------     ----------      ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     85,429      (633,235)   766,286      2,024,398        748,718
                                                               --------    ----------  ---------     ----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     55,703     2,110,130    501,597      1,052,720        612,645
                                                               --------    ----------  ---------     ----------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 73,127    $1,822,744  $ 494,908     $1,065,080      $ 899,113
                                                               ========    ==========  =========     ==========      =========


                                                             CHARTER/SM/
                                                              GROWTH*
                                                             ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $ 167,209
 Expenses:
   Asset-based charges......................................   149,049
                                                             ---------

NET INVESTMENT INCOME (LOSS)................................    18,160
                                                             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................  (112,131)
   Net realized gain distribution from the Portfolios.......    53,364
                                                             ---------
 Net realized gain (loss) on investments....................   (58,767)
                                                             ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   808,001
                                                             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   749,234
                                                             ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $ 767,394
                                                             =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                             CHARTER/SM/  CHARTER/SM/   CHARTER/SM/              CHARTER/SM/
                                                               INCOME    INTEREST RATE INTERNATIONAL CHARTER/SM/  MODERATE
                                                             STRATEGIES*  STRATEGIES*    MODERATE*   MODERATE*    GROWTH*
                                                             ----------- ------------- ------------- ----------  ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 134,684    $ 117,187    $  207,996   $  421,017  $  371,380
 Expenses:
   Asset-based charges......................................     36,509       43,693        28,745      263,250     239,979
                                                              ---------    ---------    ----------   ----------  ----------

NET INVESTMENT INCOME (LOSS)................................     98,175       73,494       179,251      157,767     131,401
                                                              ---------    ---------    ----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (141,005)    (273,783)     (497,696)    (161,049)   (185,246)
   Net realized gain distribution from the Portfolios.......     44,036       40,070            --       67,123      97,567
                                                              ---------    ---------    ----------   ----------  ----------
 Net realized gain (loss) on investments....................    (96,969)    (233,713)     (497,696)     (93,926)    (87,679)
                                                              ---------    ---------    ----------   ----------  ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    281,648      438,458     1,023,846      982,522   1,074,758
                                                              ---------    ---------    ----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    184,679      204,745       526,150      888,596     987,079
                                                              ---------    ---------    ----------   ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 282,854    $ 278,239    $  705,401   $1,046,363  $1,118,480
                                                              =========    =========    ==========   ==========  ==========

                                                             CHARTER/SM/
                                                             MULTI-SECTOR
                                                                BOND*
                                                             ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 39,427
 Expenses:
   Asset-based charges......................................     28,406
                                                               --------

NET INVESTMENT INCOME (LOSS)................................     11,021
                                                               --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (55,298)
   Net realized gain distribution from the Portfolios.......         --
                                                               --------
 Net realized gain (loss) on investments....................    (55,298)
                                                               --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     76,568
                                                               --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     21,270
                                                               --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 32,291
                                                               ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                             CHARTER/SM/ CHARTER/SM/ CHARTER/SM/  CLEARBRIDGE VARIABLE
                                                                REAL     SMALL CAP    SMALL CAP    AGGRESSIVE GROWTH
                                                              ASSETS*     GROWTH*       VALUE*         PORTFOLIO
                                                             ----------  ----------  -----------  --------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 88,206   $      --   $   238,684      $   182,571
 Expenses:
   Asset-based charges......................................    10,972     108,731       197,510          584,201
                                                              --------   ---------   -----------      -----------

NET INVESTMENT INCOME (LOSS)................................    77,234    (108,731)       41,174         (401,630)
                                                              --------   ---------   -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (63,278)    292,497    (1,807,393)      (1,642,076)
   Net realized gain distribution from the Portfolios.......        --     143,433            --        2,344,094
                                                              --------   ---------   -----------      -----------
 Net realized gain (loss) on investments....................   (63,278)    435,930    (1,807,393)         702,018
                                                              --------   ---------   -----------      -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   487,829     188,821     3,759,827         (169,269)
                                                              --------   ---------   -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   424,551     624,751     1,952,434          532,749
                                                              --------   ---------   -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $501,785   $ 516,020   $ 1,993,608      $   131,119
                                                              ========   =========   ===========      ===========

                                                             CLEARBRIDGE VARIABLE CLEARBRIDGE VARIABLE
                                                                 APPRECIATION      DIVIDEND STRATEGY
                                                                  PORTFOLIO            PORTFOLIO
                                                             -------------------- --------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................       $ 92,951            $  280,341
 Expenses:
   Asset-based charges......................................         89,478               224,931
                                                                   --------            ----------

NET INVESTMENT INCOME (LOSS)................................          3,473                55,410
                                                                   --------            ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................         (9,039)               77,606
   Net realized gain distribution from the Portfolios.......        174,907                    --
                                                                   --------            ----------
 Net realized gain (loss) on investments....................        165,868                77,606
                                                                   --------            ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................        400,402             1,961,435
                                                                   --------            ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......        566,270             2,039,041
                                                                   --------            ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................       $569,743            $2,094,451
                                                                   ========            ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                                                   DELAWARE VIP(R)   DELAWARE VIP(R)
                                                             CLEARBRIDGE VARIABLE DIVERSIFIED INCOME EMERGING MARKETS
                                                              MID CAP PORTFOLIO         SERIES            SERIES
                                                             -------------------- ------------------ ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................       $ 12,289            $343,452          $  7,443
 Expenses:
   Asset-based charges......................................         38,803             141,590            11,041
                                                                   --------            --------          --------

NET INVESTMENT INCOME (LOSS)................................        (26,514)            201,862            (3,598)
                                                                   --------            --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................        (43,252)            (60,091)          (64,368)
   Net realized gain distribution from the Portfolios.......         78,462                  --            19,571
                                                                   --------            --------          --------
 Net realized gain (loss) on investments....................         35,210             (60,091)          (44,797)
                                                                   --------            --------          --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................        270,497              20,284           144,453
                                                                   --------            --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......        305,707             (39,807)           99,656
                                                                   --------            --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................       $279,193            $162,055          $ 96,058
                                                                   ========            ========          ========

                                                              DELAWARE VIP(R)
                                                                LIMITED-TERM    EATON VANCE VT EQ/BLACKROCK
                                                             DIVERSIFIED INCOME FLOATING-RATE  BASIC VALUE
                                                                   SERIES        INCOME FUND     EQUITY*
                                                             ------------------ -------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................      $100,616        $  524,550   $ 1,919,064
 Expenses:
   Asset-based charges......................................        89,627           190,587     1,743,025
                                                                  --------        ----------   -----------

NET INVESTMENT INCOME (LOSS)................................        10,989           333,963       176,039
                                                                  --------        ----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................        (7,704)         (106,237)    3,650,640
   Net realized gain distribution from the Portfolios.......            --                --            --
                                                                  --------        ----------   -----------
 Net realized gain (loss) on investments....................        (7,704)         (106,237)    3,650,640
                                                                  --------        ----------   -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................         7,411           881,207    15,720,026
                                                                  --------        ----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......          (293)          774,970    19,370,666
                                                                  --------        ----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................      $ 10,696        $1,108,933   $19,546,705
                                                                  ========        ==========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                              EQ/BOSTON
                                                              ADVISORS   EQ/CAPITAL
                                                               EQUITY     GUARDIAN    EQ/COMMON   EQ/CONVERTIBLE   EQ/CORE
                                                               INCOME*   RESEARCH*   STOCK INDEX*  SECURITIES*   BOND INDEX*
                                                             ----------  ----------  ------------ -------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $  573,850  $  144,364   $  517,348    $ 365,078    $ 5,057,337
 Expenses:
   Asset-based charges......................................    399,310     241,689      423,718       16,808      5,115,123
                                                             ----------  ----------   ----------    ---------    -----------

NET INVESTMENT INCOME (LOSS)................................    174,540     (97,325)      93,630      348,270        (57,786)
                                                             ----------  ----------   ----------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (644,254)    889,170      994,879     (253,167)     1,514,646
   Net realized gain distribution from the Portfolios.......  3,127,110          --           --           --             --
                                                             ----------  ----------   ----------    ---------    -----------
 Net realized gain (loss) on investments....................  2,482,856     889,170      994,879     (253,167)     1,514,646
                                                             ----------  ----------   ----------    ---------    -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    388,294     260,501    2,007,832      547,998     (1,483,684)
                                                             ----------  ----------   ----------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......  2,871,150   1,149,671    3,002,711      294,831         30,962
                                                             ----------  ----------   ----------    ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $3,045,690  $1,052,346   $3,096,341    $ 643,101    $   (26,824)
                                                             ==========  ==========   ==========    =========    ===========

                                                              EQ/EMERGING
                                                             MARKETS EQUITY
                                                                 PLUS*
                                                             --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $  32,687
 Expenses:
   Asset-based charges......................................      50,969
                                                               ---------

NET INVESTMENT INCOME (LOSS)................................     (18,282)
                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (227,511)
   Net realized gain distribution from the Portfolios.......          --
                                                               ---------
 Net realized gain (loss) on investments....................    (227,511)
                                                               ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     479,973
                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     252,462
                                                               ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 234,180
                                                               =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                            EQ/GAMCO
                                                                            EQ/EQUITY 500  MERGERS AND  EQ/GAMCO SMALL
                                                             EQ/ENERGY ETF*    INDEX*     ACQUISITIONS* COMPANY VALUE*
                                                             -------------- ------------- ------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $   65,707    $ 3,219,079   $      982    $ 1,096,721
 Expenses:
   Asset-based charges......................................       24,951      2,530,870      217,548      2,898,153
                                                               ----------    -----------   ----------    -----------

NET INVESTMENT INCOME (LOSS)................................       40,756        688,209     (216,566)    (1,801,432)
                                                               ----------    -----------   ----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (681,029)     2,336,047      (30,921)     2,687,492
   Net realized gain distribution from the Portfolios.......           --      2,543,305      815,411      7,727,849
                                                               ----------    -----------   ----------    -----------
 Net realized gain (loss) on investments....................     (681,029)     4,879,352      784,490     10,415,341
                                                               ----------    -----------   ----------    -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    1,476,051     11,059,146      380,421     33,842,000
                                                               ----------    -----------   ----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      795,022     15,938,498    1,164,911     44,257,341
                                                               ----------    -----------   ----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $  835,778    $16,626,707   $  948,345    $42,455,909
                                                               ==========    ===========   ==========    ===========

                                                             EQ/GLOBAL BOND EQ/HIGH YIELD
                                                                 PLUS*          BOND*
                                                             -------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 195,985      $ 542,481
 Expenses:
   Asset-based charges......................................     153,648        125,254
                                                               ---------      ---------

NET INVESTMENT INCOME (LOSS)................................      42,337        417,227
                                                               ---------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (193,491)      (133,952)
   Net realized gain distribution from the Portfolios.......      19,393             --
                                                               ---------      ---------
 Net realized gain (loss) on investments....................    (174,098)      (133,952)
                                                               ---------      ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................      67,528        612,556
                                                               ---------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    (106,570)       478,604
                                                               ---------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ (64,233)     $ 895,831
                                                               =========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                             EQ/INTERMEDIATE                              EQ/JPMORGAN
                                                               GOVERNMENT    EQ/INTERNATIONAL EQ/INVESCO     VALUE
                                                                  BOND*       EQUITY INDEX*   COMSTOCK*  OPPORTUNITIES*
                                                             --------------- ---------------- ---------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $   875,395     $   879,592    $  827,815   $  153,280
 Expenses:
   Asset-based charges......................................     1,831,248         404,199       474,959      195,387
                                                               -----------     -----------    ----------   ----------

NET INVESTMENT INCOME (LOSS)................................      (955,853)        475,393       352,856      (42,107)
                                                               -----------     -----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       419,181      (1,450,788)      563,821      876,538
   Net realized gain distribution from the Portfolios.......       231,596              --            --           --
                                                               -----------     -----------    ----------   ----------
 Net realized gain (loss) on investments....................       650,777      (1,450,788)      563,821      876,538
                                                               -----------     -----------    ----------   ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................      (997,068)      1,419,862     3,918,015    1,866,043
                                                               -----------     -----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      (346,291)        (30,926)    4,481,836    2,742,581
                                                               -----------     -----------    ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $(1,302,144)    $   444,467    $4,834,692   $2,700,474
                                                               ===========     ===========    ==========   ==========

                                                             EQ/LARGE CAP  EQ/LARGE CAP
                                                             GROWTH INDEX* VALUE INDEX*
                                                             ------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $  412,527   $   528,923
 Expenses:
   Asset-based charges......................................     501,872       326,649
                                                              ----------   -----------

NET INVESTMENT INCOME (LOSS)................................     (89,345)      202,274
                                                              ----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (44,267)   (1,151,537)
   Net realized gain distribution from the Portfolios.......   2,122,053       799,816
                                                              ----------   -----------
 Net realized gain (loss) on investments....................   2,077,786      (351,721)
                                                              ----------   -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     (90,194)    2,766,661
                                                              ----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   1,987,592     2,414,940
                                                              ----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $1,898,247   $ 2,617,214
                                                              ==========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                               EQ/LOW       EQ/MFS
                                                             VOLATILITY  INTERNATIONAL  EQ/MID CAP    EQ/MONEY   EQ/OPPENHEIMER
                                                             GLOBAL ETF*    GROWTH*       INDEX*      MARKET*       GLOBAL*
                                                             ----------- ------------- -----------  -----------  --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 87,922     $ 311,543   $   740,053  $       781   $   439,566
 Expenses:
   Asset-based charges......................................    17,920       435,224       815,693    2,152,163       764,455
                                                              --------     ---------   -----------  -----------   -----------

NET INVESTMENT INCOME (LOSS)................................    70,002      (123,681)      (75,640)  (2,151,382)     (324,889)
                                                              --------     ---------   -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    80,919      (101,112)      986,528       (1,892)      844,909
   Net realized gain distribution from the Portfolios.......   103,234        56,929     3,610,459          158            --
                                                              --------     ---------   -----------  -----------   -----------
 Net realized gain (loss) on investments....................   184,153       (44,183)    4,596,987       (1,734)      844,909
                                                              --------     ---------   -----------  -----------   -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    80,528       297,937     5,561,585        1,714    (1,140,276)
                                                              --------     ---------   -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   264,681       253,754    10,158,572          (20)     (295,367)
                                                              --------     ---------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $334,683     $ 130,073   $10,082,932  $(2,151,402)  $  (620,256)
                                                              ========     =========   ===========  ===========   ===========

                                                             EQ/PIMCO GLOBAL
                                                              REAL RETURN*
                                                             ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $658,167
 Expenses:
   Asset-based charges......................................     149,264
                                                                --------

NET INVESTMENT INCOME (LOSS)................................     508,903
                                                                --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      82,456
   Net realized gain distribution from the Portfolios.......      25,097
                                                                --------
 Net realized gain (loss) on investments....................     107,553
                                                                --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     306,508
                                                                --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     414,061
                                                                --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $922,964
                                                                ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                              EQ/PIMCO                              EQ/T. ROWE
                                                             ULTRA SHORT EQ/QUALITY    EQ/SMALL    PRICE GROWTH EQ/UBS GROWTH &
                                                                BOND*    BOND PLUS* COMPANY INDEX*    STOCK*        INCOME*
                                                             ----------- ---------- -------------- ------------ ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 328,242   $311,514    $  555,784   $        --     $ 57,462
 Expenses:
   Asset-based charges......................................    438,589    384,233       555,993     1,867,829      101,716
                                                              ---------   --------    ----------   -----------     --------

NET INVESTMENT INCOME (LOSS)................................   (110,347)   (72,719)         (209)   (1,867,829)     (44,254)
                                                              ---------   --------    ----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (71,168)    83,197      (892,485)    5,234,972      140,834
   Net realized gain distribution from the Portfolios.......         --         --     3,149,791     2,478,671      169,428
                                                              ---------   --------    ----------   -----------     --------
 Net realized gain (loss) on investments....................    (71,168)    83,197     2,257,306     7,713,643      310,262
                                                              ---------   --------    ----------   -----------     --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    378,238    (92,496)    5,734,581    (4,774,993)     295,160
                                                              ---------   --------    ----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    307,070     (9,299)    7,991,887     2,938,650      605,422
                                                              ---------   --------    ----------   -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 196,723   $(82,018)   $7,991,678   $ 1,070,821     $561,168
                                                              =========   ========    ==========   ===========     ========

                                                                FEDERATED
                                                             HIGH INCOME BOND
                                                                 FUND II
                                                             ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $  629,577
 Expenses:
   Asset-based charges......................................       149,707
                                                                ----------

NET INVESTMENT INCOME (LOSS)................................       479,870
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      (275,345)
   Net realized gain distribution from the Portfolios.......            --
                                                                ----------
 Net realized gain (loss) on investments....................      (275,345)
                                                                ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     1,275,747
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     1,000,402
                                                                ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $1,480,272
                                                                ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                              FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                FEDERATED        MANAGER: GROWTH     CONTRAFUND(R)
                                                             KAUFMANN FUND II       PORTFOLIO          PORTFOLIO
                                                             ---------------- --------------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $      --           $  8,943          $   854,319
 Expenses:
   Asset-based charges......................................       45,419             11,895            1,878,423
                                                                ---------           --------          -----------

NET INVESTMENT INCOME (LOSS)................................      (45,419)            (2,952)          (1,024,104)
                                                                ---------           --------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (184,534)            63,816             (185,821)
   Net realized gain distribution from the Portfolios.......      272,984             12,629           10,464,221
                                                                ---------           --------          -----------
 Net realized gain (loss) on investments....................       88,450             76,445           10,278,400
                                                                ---------           --------          -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................       85,389            (64,890)          (1,688,670)
                                                                ---------           --------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      173,839             11,555            8,589,730
                                                                ---------           --------          -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $ 128,420           $  8,603          $ 7,565,626
                                                                =========           ========          ===========

                                                             FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                              FREEDOM 2015    FREEDOM 2020    FREEDOM 2025
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                             --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................     $ 7,566        $ 13,310         $15,393
 Expenses:
   Asset-based charges......................................      10,025          16,012          15,450
                                                                 -------        --------         -------

NET INVESTMENT INCOME (LOSS)................................      (2,459)         (2,702)            (57)
                                                                 -------        --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      12,347          40,721           8,753
   Net realized gain distribution from the Portfolios.......      19,726          36,629          31,027
                                                                 -------        --------         -------
 Net realized gain (loss) on investments....................      32,073          77,350          39,780
                                                                 -------        --------         -------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................      (3,041)        (21,926)         16,140
                                                                 -------        --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      29,032          55,424          55,920
                                                                 -------        --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $26,573        $ 52,722         $55,863
                                                                 =======        ========         =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                             FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP  FIRST TRUST MULTI
                                                              FREEDOM 2030       MID CAP     STRATEGIC INCOME INCOME ALLOCATION
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                             --------------- --------------- ---------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................     $10,660       $  204,725       $3,058,127        $ 58,673
 Expenses:
   Asset-based charges......................................      12,129          866,118        1,102,512          33,775
                                                                 -------       ----------       ----------        --------

NET INVESTMENT INCOME (LOSS)................................      (1,469)        (661,393)       1,955,615          24,898
                                                                 -------       ----------       ----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      12,993         (839,314)        (524,459)        (12,372)
   Net realized gain distribution from the Portfolios.......      34,537        3,754,734               --              --
                                                                 -------       ----------       ----------        --------
 Net realized gain (loss) on investments....................      47,530        2,915,420         (524,459)        (12,372)
                                                                 -------       ----------       ----------        --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................      (1,716)       4,266,691        3,312,793         175,705
                                                                 -------       ----------       ----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      45,814        7,182,111        2,788,334         163,333
                                                                 -------       ----------       ----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $44,345       $6,520,718       $4,743,949        $188,231
                                                                 =======       ==========       ==========        ========

                                                              FIRST TRUST/DOW
                                                             JONES DIVIDEND &  FRANKLIN FOUNDING
                                                             INCOME ALLOCATION FUNDS ALLOCATION
                                                                 PORTFOLIO         VIP FUND
                                                             ----------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $  319,828        $  684,510
 Expenses:
   Asset-based charges......................................       390,896           235,071
                                                                ----------        ----------

NET INVESTMENT INCOME (LOSS)................................       (71,068)          449,439
                                                                ----------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       183,244          (572,217)
   Net realized gain distribution from the Portfolios.......       823,327           579,435
                                                                ----------        ----------
 Net realized gain (loss) on investments....................     1,006,571             7,218
                                                                ----------        ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     1,828,498         1,441,631
                                                                ----------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     2,835,069         1,448,849
                                                                ----------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $2,764,001        $1,898,288
                                                                ==========        ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016



                                                                                             FRANKLIN RISING
                                                             FRANKLIN INCOME FRANKLIN MUTUAL    DIVIDENDS    FRANKLIN STRATEGIC
                                                                VIP FUND     SHARES VIP FUND    VIP FUND      INCOME VIP FUND
                                                             --------------- --------------- --------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 3,615,725     $  265,429      $  709,481       $ 1,951,669
 Expenses:
   Asset-based charges......................................     1,024,937        178,460         733,125           818,076
                                                               -----------     ----------      ----------       -----------

NET INVESTMENT INCOME (LOSS)................................     2,590,788         86,969         (23,644)        1,133,593
                                                               -----------     ----------      ----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (1,941,890)       127,782        (613,915)       (2,071,175)
   Net realized gain distribution from the Portfolios.......            --      1,093,445       6,102,186                --
                                                               -----------     ----------      ----------       -----------
 Net realized gain (loss) on investments....................    (1,941,890)     1,221,227       5,488,271        (2,071,175)
                                                               -----------     ----------      ----------       -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     8,146,638        467,593       1,516,296         4,450,572
                                                               -----------     ----------      ----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     6,204,748      1,688,820       7,004,567         2,379,397
                                                               -----------     ----------      ----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 8,795,536     $1,775,789      $6,980,923       $ 3,512,990
                                                               ===========     ==========      ==========       ===========

                                                                            GUGGENHEIM
                                                                            VIF GLOBAL
                                                             GOLDMAN SACHS    MANAGED
                                                              VIT MID CAP     FUTURES
                                                              VALUE FUND   STRATEGY FUND
                                                             ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $  342,408     $  92,837
 Expenses:
   Asset-based charges......................................     428,795        29,465
                                                              ----------     ---------

NET INVESTMENT INCOME (LOSS)................................     (86,387)       63,372
                                                              ----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (765,425)     (126,066)
   Net realized gain distribution from the Portfolios.......      16,469            --
                                                              ----------     ---------
 Net realized gain (loss) on investments....................    (748,956)     (126,066)
                                                              ----------     ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   4,178,739      (346,539)
                                                              ----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   3,429,783      (472,605)
                                                              ----------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $3,343,396     $(409,233)
                                                              ==========     =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                 HARTFORD       HARTFORD
                                                             GUGGENHEIM VIF      CAPITAL         GROWTH      INVESCO V.I.
                                                               MULTI-HEDGE   APPRECIATION HLS OPPORTUNITIES    AMERICAN
                                                             STRATEGIES FUND       FUND         HLS FUND    FRANCHISE FUND
                                                             --------------- ---------------- ------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $    891        $   84,503     $    63,502     $     --
 Expenses:
   Asset-based charges......................................      13,462           150,404         318,368        6,800
                                                                --------        ----------     -----------     --------

NET INVESTMENT INCOME (LOSS)................................     (12,571)          (65,901)       (254,866)      (6,800)
                                                                --------        ----------     -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       7,551          (620,395)     (1,328,058)     (50,229)
   Net realized gain distribution from the Portfolios.......          --         1,170,911       3,590,753       41,420
                                                                --------        ----------     -----------     --------
 Net realized gain (loss) on investments....................       7,551           550,516       2,262,695       (8,809)
                                                                --------        ----------     -----------     --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     (13,357)           74,196      (2,177,012)     (30,754)
                                                                --------        ----------     -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      (5,806)          624,712          85,683      (39,563)
                                                                --------        ----------     -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $(18,377)       $  558,811     $  (169,183)    $(46,363)
                                                                ========        ==========     ===========     ========

                                                              INVESCO V.I.   INVESCO V.I.
                                                              BALANCED-RISK   DIVERSIFIED
                                                             ALLOCATION FUND DIVIDEND FUND
                                                             --------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $  13,064     $  684,854
 Expenses:
   Asset-based charges......................................       74,235        770,109
                                                                ---------     ----------

NET INVESTMENT INCOME (LOSS)................................      (61,171)       (85,255)
                                                                ---------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (246,849)       887,506
   Net realized gain distribution from the Portfolios.......           --             --
                                                                ---------     ----------
 Net realized gain (loss) on investments....................     (246,849)       887,506
                                                                ---------     ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................      847,335      5,805,732
                                                                ---------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      600,486      6,693,238
                                                                ---------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $ 539,315     $6,607,983
                                                                =========     ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                             INVESCO V.I. INVESCO V.I.  INVESCO V.I.
                                                              EQUITY AND  GLOBAL HEALTH GLOBAL REAL  INVESCO V.I. HIGH
                                                             INCOME FUND    CARE FUND   ESTATE FUND     YIELD FUND
                                                             ------------ ------------- ------------ -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $  124,538    $      --   $ 1,086,369     $1,457,843
 Expenses:
   Asset-based charges......................................      89,982       41,830     1,084,595        486,186
                                                              ----------    ---------   -----------     ----------

NET INVESTMENT INCOME (LOSS)................................      34,556      (41,830)        1,774        971,657
                                                              ----------    ---------   -----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (147,530)    (272,709)      982,129       (764,658)
   Net realized gain distribution from the Portfolios.......     240,706      576,024     1,473,193             --
                                                              ----------    ---------   -----------     ----------
 Net realized gain (loss) on investments....................      93,176      303,315     2,455,322       (764,658)
                                                              ----------    ---------   -----------     ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     928,029     (716,124)   (2,234,200)     2,876,788
                                                              ----------    ---------   -----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   1,021,205     (412,809)      221,122      2,112,130
                                                              ----------    ---------   -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $1,055,761    $(454,639)  $   222,896     $3,083,787
                                                              ==========    =========   ===========     ==========

                                                             INVESCO V.I.  INVESCO V.I. MID
                                                             INTERNATIONAL CAP CORE EQUITY
                                                              GROWTH FUND        FUND
                                                             ------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $   513,806     $       --
 Expenses:
   Asset-based charges......................................      593,493        148,239
                                                              -----------     ----------

NET INVESTMENT INCOME (LOSS)................................      (79,687)      (148,239)
                                                              -----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      207,780       (166,907)
   Net realized gain distribution from the Portfolios.......           --        746,008
                                                              -----------     ----------
 Net realized gain (loss) on investments....................      207,780        579,101
                                                              -----------     ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (1,017,087)       772,118
                                                              -----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     (809,307)     1,351,219
                                                              -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $  (888,994)    $1,202,980
                                                              ===========     ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                             INVESCO V.I.
                                                              SMALL CAP   IVY VIP ASSET IVY VIP DIVIDEND
                                                             EQUITY FUND    STRATEGY     OPPORTUNITIES   IVY VIP ENERGY
                                                             ------------ ------------- ---------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $       --   $   231,743      $189,314      $    46,494
 Expenses:
   Asset-based charges......................................     177,344       561,075       219,612          474,207
                                                              ----------   -----------      --------      -----------

NET INVESTMENT INCOME (LOSS)................................    (177,344)     (329,332)      (30,298)        (427,713)
                                                              ----------   -----------      --------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (689,259)   (5,031,561)      (37,300)      (2,246,177)
   Net realized gain distribution from the Portfolios.......   1,038,800            --       849,971               --
                                                              ----------   -----------      --------      -----------

 Net realized gain (loss) on investments....................     349,541    (5,031,561)      812,671       (2,246,177)
                                                              ----------   -----------      --------      -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,218,747     3,635,368       (12,857)      12,839,467
                                                              ----------   -----------      --------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   1,568,288    (1,396,193)      799,814       10,593,290
                                                              ----------   -----------      --------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $1,390,944   $(1,725,525)     $769,516      $10,165,577
                                                              ==========   ===========      ========      ===========

                                                             IVY VIP GLOBAL
                                                                NATURAL     IVY VIP HIGH
                                                               RESOURCES       INCOME
                                                             -------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $   68,925   $ 8,364,967
 Expenses:
   Asset-based charges......................................      140,674     1,658,549
                                                               ----------   -----------

NET INVESTMENT INCOME (LOSS)................................      (71,749)    6,706,418
                                                               ----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (853,450)   (2,326,222)
   Net realized gain distribution from the Portfolios.......           --            --
                                                               ----------   -----------

 Net realized gain (loss) on investments....................     (853,450)   (2,326,222)
                                                               ----------   -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    2,920,107    11,112,472
                                                               ----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    2,066,657     8,786,250
                                                               ----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $1,994,908   $15,492,668
                                                               ==========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                             IVY VIP MICRO CAP IVY VIP MID CAP IVY VIP SCIENCE IVY VIP SMALL CAP
                                                                  GROWTH           GROWTH      AND TECHNOLOGY       GROWTH
                                                             ----------------- --------------- --------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................     $      --       $       --      $        --      $       --
 Expenses:
   Asset-based charges......................................        25,705          609,745          836,584         321,671
                                                                 ---------       ----------      -----------      ----------

NET INVESTMENT INCOME (LOSS)................................       (25,705)        (609,745)        (836,584)       (321,671)
                                                                 ---------       ----------      -----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      (159,945)          53,612         (265,390)       (983,016)
   Net realized gain distribution from the Portfolios.......       229,741        2,436,260        2,413,524       2,394,096
                                                                 ---------       ----------      -----------      ----------

 Net realized gain (loss) on investments....................        69,796        2,489,872        2,148,134       1,411,080
                                                                 ---------       ----------      -----------      ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................       264,236           91,387       (1,278,336)       (713,586)
                                                                 ---------       ----------      -----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......       334,032        2,581,259          869,798         697,494
                                                                 ---------       ----------      -----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $ 308,327       $1,971,514      $    33,214      $  375,823
                                                                 =========       ==========      ===========      ==========

                                                               JANUS ASPEN     JANUS ASPEN
                                                             SERIES BALANCED SERIES FLEXIBLE
                                                                PORTFOLIO    BOND PORTFOLIO
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $  602,700       $ 478,248
 Expenses:
   Asset-based charges......................................      340,867         216,899
                                                               ----------       ---------

NET INVESTMENT INCOME (LOSS)................................      261,833         261,349
                                                               ----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (169,275)        (70,381)
   Net realized gain distribution from the Portfolios.......      399,659              --
                                                               ----------       ---------

 Net realized gain (loss) on investments....................      230,384         (70,381)
                                                               ----------       ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................      747,878        (293,876)
                                                               ----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      978,262        (364,257)
                                                               ----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $1,240,095       $(102,908)
                                                               ==========       =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                   JPMORGAN                         LAZARD
                                                                JANUS ASPEN     INSURANCE TRUST    JPMORGAN       RETIREMENT
                                                             SERIES INTECH U.S.     GLOBAL      INSURANCE TRUST    EMERGING
                                                               LOW VOLATILITY     ALLOCATION    INCOME BUILDER  MARKETS EQUITY
                                                                 PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                             ------------------ --------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................      $ 99,558         $353,651        $293,790      $   782,097
 Expenses:
   Asset-based charges......................................        70,133          124,220          88,992        1,023,379
                                                                  --------         --------        --------      -----------

NET INVESTMENT INCOME (LOSS)................................        29,425          229,431         204,798         (241,282)
                                                                  --------         --------        --------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       110,240          (40,207)        (11,802)      (2,472,402)
   Net realized gain distribution from the Portfolios.......        84,608              141              --               --
                                                                  --------         --------        --------      -----------
 Net realized gain (loss) on investments....................       194,848          (40,066)        (11,802)      (2,472,402)
                                                                  --------         --------        --------      -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................       172,726          327,780         131,476       15,024,229
                                                                  --------         --------        --------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......       367,574          287,714         119,674       12,551,827
                                                                  --------         --------        --------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................      $396,999         $517,145        $324,472      $12,310,545
                                                                  ========         ========        ========      ===========

                                                              LORD ABBETT    LORD ABBETT
                                                             SERIES FUND -  SERIES FUND -
                                                             BOND DEBENTURE CLASSIC STOCK
                                                               PORTFOLIO      PORTFOLIO
                                                             -------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 4,088,169     $ 42,530
 Expenses:
   Asset-based charges......................................    1,123,077       59,547
                                                              -----------     --------

NET INVESTMENT INCOME (LOSS)................................    2,965,092      (17,017)
                                                              -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (1,022,207)     (94,704)
   Net realized gain distribution from the Portfolios.......           --      160,734
                                                              -----------     --------
 Net realized gain (loss) on investments....................   (1,022,207)      66,030
                                                              -----------     --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    6,211,962      391,198
                                                              -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    5,189,755      457,228
                                                              -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 8,154,847     $440,211
                                                              ===========     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                              LORD ABBETT                                      MFS(R)
                                                             SERIES FUND -                                  MASSACHUSETTS
                                                                GROWTH         MFS(R)                         INVESTORS
                                                             OPPORTUNITIES  INTERNATIONAL  MFS(R) INVESTORS GROWTH STOCK
                                                               PORTFOLIO   VALUE PORTFOLIO   TRUST SERIES     PORTFOLIO
                                                             ------------- --------------- ---------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $      --     $ 1,876,412      $   56,631     $   40,286
 Expenses:
   Asset-based charges......................................      66,050       2,243,710         138,031        146,525
                                                               ---------     -----------      ----------     ----------

NET INVESTMENT INCOME (LOSS)................................     (66,050)       (367,298)        (81,400)      (106,239)
                                                               ---------     -----------      ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (250,467)      2,289,939         117,761        (98,979)
   Net realized gain distribution from the Portfolios.......      26,788       3,793,881       1,104,529      1,218,781
                                                               ---------     -----------      ----------     ----------
 Net realized gain (loss) on investments....................    (223,679)      6,083,820       1,222,290      1,119,802
                                                               ---------     -----------      ----------     ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     274,945      (2,205,784)       (472,727)      (607,415)
                                                               ---------     -----------      ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      51,266       3,878,036         749,563        512,387
                                                               ---------     -----------      ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ (14,784)    $ 3,510,738      $  668,163     $  406,148
                                                               =========     ===========      ==========     ==========



                                                             MFS(R) RESEARCH MFS(R) TECHNOLOGY
                                                                 SERIES          PORTFOLIO
                                                             --------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................    $  7,785        $       --
 Expenses:
   Asset-based charges......................................      16,824           291,174
                                                                --------        ----------

NET INVESTMENT INCOME (LOSS)................................      (9,039)         (291,174)
                                                                --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     (22,461)        1,172,848
   Net realized gain distribution from the Portfolios.......     153,061           571,102
                                                                --------        ----------
 Net realized gain (loss) on investments....................     130,600         1,743,950
                                                                --------        ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     (23,088)          (89,099)
                                                                --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     107,512         1,654,851
                                                                --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $ 98,473        $1,363,677
                                                                ========        ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                           MULTIMANAGER
                                                             MFS(R) UTILITIES MFS(R) VALUE  AGGRESSIVE  MULTIMANAGER
                                                                  SERIES         SERIES      EQUITY*     CORE BOND*
                                                             ---------------- ------------ ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $ 1,697,251     $  197,580   $  71,751   $ 2,107,380
 Expenses:
   Asset-based charges......................................       633,490        110,721     190,678     1,508,935
                                                               -----------     ----------   ---------   -----------

NET INVESTMENT INCOME (LOSS)................................     1,063,761         86,859    (118,927)      598,445
                                                               -----------     ----------   ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (1,647,564)       (56,783)    765,424    (1,462,884)
   Net realized gain distribution from the Portfolios.......     1,077,969        872,408          --       101,050
                                                               -----------     ----------   ---------   -----------
 Net realized gain (loss) on investments....................      (569,595)       815,625     765,424    (1,361,834)
                                                               -----------     ----------   ---------   -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     3,568,232        282,281    (413,767)    1,848,468
                                                               -----------     ----------   ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     2,998,637      1,097,906     351,657       486,634
                                                               -----------     ----------   ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 4,062,398     $1,184,765   $ 232,730   $ 1,085,079
                                                               ===========     ==========   =========   ===========

                                                              MULTIMANAGER    MULTIMANAGER
                                                             MID CAP GROWTH* MID CAP VALUE*
                                                             --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $    15,766     $  177,256
 Expenses:
   Asset-based charges......................................       233,836        169,462
                                                               -----------     ----------

NET INVESTMENT INCOME (LOSS)................................      (218,070)         7,794
                                                               -----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (1,471,439)       518,176
   Net realized gain distribution from the Portfolios.......       366,932             --
                                                               -----------     ----------
 Net realized gain (loss) on investments....................    (1,104,507)       518,176
                                                               -----------     ----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     2,095,870      1,553,764
                                                               -----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......       991,363      2,071,940
                                                               -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $   773,293     $2,079,734
                                                               ===========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                             NEUBERGER
                                                                              BERMAN         NEUBERGER
                                                                          ABSOLUTE RETURN      BERMAN              PIMCO
                                                             MULTIMANAGER  MULTI-MANAGER   INTERNATIONAL   COMMODITYREALRETURN(R)
                                                             TECHNOLOGY*     PORTFOLIO    EQUITY PORTFOLIO   STRATEGY PORTFOLIO
                                                             ------------ --------------- ---------------- ----------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $    1,585     $     --         $ 18,803          $   169,214
 Expenses:
   Asset-based charges......................................     274,279       23,725           37,202              236,696
                                                              ----------     --------         --------          -----------

NET INVESTMENT INCOME (LOSS)................................    (272,694)     (23,725)         (18,399)             (67,482)
                                                              ----------     --------         --------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     556,662      (51,113)         (12,551)          (3,468,907)
   Net realized gain distribution from the Portfolios.......   1,190,828       10,598           15,902                   --
                                                              ----------     --------         --------          -----------
 Net realized gain (loss) on investments....................   1,747,490      (40,515)           3,351           (3,468,907)
                                                              ----------     --------         --------          -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................     174,046       34,080          (64,591)           5,505,289
                                                              ----------     --------         --------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   1,921,536       (6,435)         (61,240)           2,036,382
                                                              ----------     --------         --------          -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $1,648,842     $(30,160)        $(79,639)         $ 1,968,900
                                                              ==========     ========         ========          ===========

                                                                PIMCO
                                                              EMERGING
                                                               MARKETS    PIMCO GLOBAL
                                                                BOND     BOND PORTFOLIO
                                                              PORTFOLIO    (UNHEDGED)
                                                             ----------  --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $  967,357     $ 17,164
 Expenses:
   Asset-based charges......................................    266,282       14,723
                                                             ----------     --------

NET INVESTMENT INCOME (LOSS)................................    701,075        2,441
                                                             ----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (683,117)     (18,472)
   Net realized gain distribution from the Portfolios.......         --           --
                                                             ----------     --------
 Net realized gain (loss) on investments....................   (683,117)     (18,472)
                                                             ----------     --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................  1,953,535       15,365
                                                             ----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......  1,270,418       (3,107)
                                                             ----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $1,971,493     $   (666)
                                                             ==========     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                             PIMCO GLOBAL MULTI-ASSET  PIMCO REAL  PIMCO TOTAL
                                                                MANAGED ALLOCATION       RETURN      RETURN     PROFUND VP
                                                                    PORTFOLIO          PORTFOLIO    PORTFOLIO      BEAR
                                                             ------------------------ -----------  -----------  ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................         $ 27,341         $ 1,291,650  $ 3,055,392   $     --
 Expenses:
   Asset-based charges......................................           11,732             863,465    2,197,421      3,830
                                                                     --------         -----------  -----------   --------

NET INVESTMENT INCOME (LOSS)................................           15,609             428,185      857,971     (3,830)
                                                                     --------         -----------  -----------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................          (28,911)         (1,460,007)  (1,152,374)   (30,472)
   Net realized gain distribution from the Portfolios.......               --                  --           --         --
                                                                     --------         -----------  -----------   --------
 Net realized gain (loss) on investments....................          (28,911)         (1,460,007)  (1,152,374)   (30,472)
                                                                     --------         -----------  -----------   --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................           43,051           3,177,703    2,036,856    (11,316)
                                                                     --------         -----------  -----------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......           14,140           1,717,696      884,482    (41,788)
                                                                     --------         -----------  -----------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................         $ 29,749         $ 2,145,881  $ 1,742,453   $(45,618)
                                                                     ========         ===========  ===========   ========

                                                                           PUTNAM VT
                                                                            ABSOLUTE
                                                              PROFUND VP   RETURN 500
                                                             BIOTECHNOLOGY    FUND
                                                             ------------- ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $         --   $ 64,155
 Expenses:
   Asset-based charges......................................      671,898     22,740
                                                             ------------   --------

NET INVESTMENT INCOME (LOSS)................................     (671,898)    41,415
                                                             ------------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    1,209,568    (23,402)
   Net realized gain distribution from the Portfolios.......      644,830         --
                                                             ------------   --------
 Net realized gain (loss) on investments....................    1,854,398    (23,402)
                                                             ------------   --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (10,461,247)   (23,098)
                                                             ------------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   (8,606,849)   (46,500)
                                                             ------------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $ (9,278,747)  $ (5,085)
                                                             ============   ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016


                                                              PUTNAM VT  PUTNAM VT GLOBAL PUTNAM VT QS LEGG MASON DYNAMIC
                                                             DIVERSIFIED ASSET ALLOCATION RESEARCH   MULTI-STRATEGY VIT
                                                             INCOME FUND       FUND         FUND          PORTFOLIO
                                                             ----------- ---------------- --------- ---------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 298,510      $ 29,867      $ 1,075        $  28,986
 Expenses:
   Asset-based charges......................................     80,694        18,251        1,083           44,582
                                                              ---------      --------      -------        ---------

NET INVESTMENT INCOME (LOSS)................................    217,816        11,616           (8)         (15,596)
                                                              ---------      --------      -------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (303,889)      (12,234)         658         (166,514)
   Net realized gain distribution from the Portfolios.......         --       109,665           --           57,939
                                                              ---------      --------      -------        ---------
 Net realized gain (loss) on investments....................   (303,889)       97,431          658         (108,575)
                                                              ---------      --------      -------        ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    491,303        15,367       11,401           59,407
                                                              ---------      --------      -------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    187,414       112,798       12,059          (49,168)
                                                              ---------      --------      -------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 405,230      $124,414      $12,051        $ (64,764)
                                                              =========      ========      =======        =========

                                                              SEI VP
                                                             BALANCED     SEI VP
                                                             STRATEGY  CONSERVATIVE
                                                               FUND    STRATEGY FUND
                                                             --------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................ $152,630    $169,030
 Expenses:
   Asset-based charges......................................   80,321     130,234
                                                             --------    --------

NET INVESTMENT INCOME (LOSS)................................   72,309      38,796
                                                             --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................  (32,048)    (59,129)
   Net realized gain distribution from the Portfolios.......  113,486      27,930
                                                             --------    --------
 Net realized gain (loss) on investments....................   81,438     (31,199)
                                                             --------    --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................  206,720     226,563
                                                             --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......  288,158     195,364
                                                             --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $360,467    $234,160
                                                             ========    ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                             SEI VP MARKET SEI VP MARKET                 T. ROWE PRICE
                                                                GROWTH     PLUS STRATEGY SEI VP MODERATE EQUITY INCOME
                                                             STRATEGY FUND     FUND       STRATEGY FUND  PORTFOLIO-II
                                                             ------------- ------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $154,851      $ 32,988       $246,159       $ 73,583
 Expenses:
   Asset-based charges......................................     89,501        20,077        134,244         41,684
                                                               --------      --------       --------       --------

NET INVESTMENT INCOME (LOSS)................................     65,350        12,911        111,915         31,899
                                                               --------      --------       --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................    (30,255)      (46,875)       (61,023)       (61,205)
   Net realized gain distribution from the Portfolios.......    221,242        66,311         84,829        402,755
                                                               --------      --------       --------       --------
 Net realized gain (loss) on investments....................    190,987        19,436         23,806        341,550
                                                               --------      --------       --------       --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    197,059        93,309        414,479        184,138
                                                               --------      --------       --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    388,046       112,745        438,285        525,688
                                                               --------      --------       --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $453,396      $125,656       $550,200       $557,587
                                                               ========      ========       ========       ========

                                                              T. ROWE PRICE     TEMPLETON
                                                             HEALTH SCIENCES    DEVELOPING
                                                              PORTFOLIO-II   MARKETS VIP FUND
                                                             --------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $         --     $    68,718
 Expenses:
   Asset-based charges......................................     1,627,407         149,771
                                                              ------------     -----------

NET INVESTMENT INCOME (LOSS)................................    (1,627,407)        (81,053)
                                                              ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................     4,354,437      (1,656,179)
   Net realized gain distribution from the Portfolios.......       855,649              --
                                                              ------------     -----------
 Net realized gain (loss) on investments....................     5,210,086      (1,656,179)
                                                              ------------     -----------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (18,780,280)      2,568,385
                                                              ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......   (13,570,194)        912,206
                                                              ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $(15,197,601)    $   831,153
                                                              ============     ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

                                                                                                               VANECK VIP
                                                                                                              UNCONSTRAINED
                                                              TEMPLETON   TEMPLETON   TEMPLETON  VANECK VIP     EMERGING
                                                             FOREIGN VIP GLOBAL BOND  GROWTH VIP GLOBAL HARD  MARKETS BOND
                                                                FUND      VIP FUND       FUND    ASSETS FUND      FUND
                                                             ----------- -----------  ---------- -----------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................  $ 160,242  $        --   $ 36,836  $    94,726    $     --
 Expenses:
   Asset-based charges......................................    120,197    1,896,247     24,862      355,085       8,159
                                                              ---------  -----------   --------  -----------    --------

NET INVESTMENT INCOME (LOSS)................................     40,045   (1,896,247)    11,974     (260,359)     (8,159)
                                                              ---------  -----------   --------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................   (478,176)  (4,818,274)    15,227   (4,483,545)    (14,857)
   Net realized gain distribution from the Portfolios.......    143,525      115,714     70,847           --          --
                                                              ---------  -----------   --------  -----------    --------
 Net realized gain (loss) on investments....................   (334,651)  (4,702,560)    86,074   (4,483,545)    (14,857)
                                                              ---------  -----------   --------  -----------    --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    678,766    8,433,752     37,410   13,223,015      53,813
                                                              ---------  -----------   --------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    344,115    3,731,192    123,484    8,739,470      38,956
                                                              ---------  -----------   --------  -----------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 384,160  $ 1,834,945   $135,458  $ 8,479,111    $ 30,797
                                                              =========  ===========   ========  ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                1290 VT SOCIALLY        7TWELVE/TM/ BALANCED
                                                                  RESPONSIBLE*               PORTFOLIO
                                                             ----------------------  -------------------------
                                                                2016        2015         2016         2015
                                                             ----------  ----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $     (440) $     (312) $  (911,058) $   (778,634)
 Net realized gain (loss) on investments....................     42,929     380,627     (194,975)      139,561
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    207,517    (417,369)   6,698,783    (6,892,222)
                                                             ----------  ----------  -----------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    250,006     (37,054)   5,592,750    (7,531,295)
                                                             ----------  ----------  -----------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    638,837   1,196,417    3,843,320     9,156,340
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    181,035     236,034   (7,220,901)   (6,912,297)
 Redemptions for contract benefits and terminations.........   (169,745)   (113,175)  (5,035,039)   (5,821,639)
 Contract maintenance charges...............................    (27,633)    (23,412)     (16,728)      (17,065)
                                                             ----------  ----------  -----------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    622,494   1,295,864   (8,429,348)   (3,594,661)
                                                             ----------  ----------  -----------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --           --           (49)
                                                             ----------  ----------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................    872,500   1,258,810   (2,836,598)  (11,126,005)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,630,625   1,371,815   77,325,942    88,451,947
                                                             ----------  ----------  -----------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $3,503,125  $2,630,625  $74,489,344  $ 77,325,942
                                                             ==========  ==========  ===========  ============

                                                             AB VPS BALANCED WEALTH
                                                              STRATEGY PORTFOLIO**
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   21,737  $   31,696
 Net realized gain (loss) on investments....................    287,581     498,090
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (148,917)   (541,662)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    160,401     (11,876)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    219,750     249,993
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (58,662)    135,460
 Redemptions for contract benefits and terminations.........   (359,733)   (133,430)
 Contract maintenance charges...............................       (673)       (638)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (199,318)    251,385
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (38,917)    239,509
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  5,337,809   5,098,300
                                                             ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $5,298,892  $5,337,809
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             AB VPS GLOBAL THEMATIC AB VPS GROWTH AND INCOME
                                                             GROWTH PORTFOLIO**           PORTFOLIO**
                                                             ---------------------  ----------------------
                                                               2016        2015        2016         2015
                                                              --------   --------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (3,770)   $ (1,113)  $   (4,661)  $      579
 Net realized gain (loss) on investments....................    3,765       1,073      146,838          187
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    2,047      (2,302)     108,848        1,750
                                                              --------   --------   ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    2,042      (2,342)     251,025        2,516
                                                              --------   --------   ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  199,885      93,246    1,056,782      585,783
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  152,673      38,310      585,143      509,473
 Redemptions for contract benefits and terminations.........  (12,956)         --      (46,936)      (3,792)
 Contract maintenance charges...............................       --          --           --           --
                                                              --------   --------   ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  339,602     131,556    1,594,989    1,091,464
                                                              --------   --------   ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        9         (19)          --          (25)
                                                              --------   --------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  341,653     129,195    1,846,014    1,093,955
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  147,060      17,865    1,098,972        5,017
                                                              --------   --------   ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $488,713    $147,060   $2,944,986   $1,098,972
                                                              ========   ========   ==========   ==========

                                                               AB VPS INTERNATIONAL
                                                                GROWTH PORTFOLIO**
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (114,684) $ (124,561)
 Net realized gain (loss) on investments....................      (9,211)    110,231
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (578,781)   (342,629)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (702,676)   (356,959)
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     308,427     922,851
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (658,848)    (35,119)
 Redemptions for contract benefits and terminations.........    (473,901)   (356,935)
 Contract maintenance charges...............................      (1,579)     (1,451)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (825,901)    529,346
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --          --
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,528,577)    172,387
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   8,882,807   8,710,420
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 7,354,230  $8,882,807
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                               AB VPS REAL ESTATE     AB VPS SMALL/MID CAP
                                                             INVESTMENT PORTFOLIO**     VALUE PORTFOLIO**
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    9,714  $    3,677  $  (15,990) $   (2,694)
 Net realized gain (loss) on investments....................     96,096      79,408      97,171      50,287
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (35,762)    (75,002)    427,046    (105,936)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     70,048       8,083     508,227     (58,343)
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,664,526   1,063,889     808,042     896,069
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  1,090,037     510,836     462,240     162,035
 Redemptions for contract benefits and terminations.........   (148,709)    (40,829)    (66,580)     (6,368)
 Contract maintenance charges...............................         --          --          (3)         --
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  2,605,854   1,533,896   1,203,699   1,051,736
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         72         (25)         41         (21)
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  2,675,974   1,541,954   1,711,967     993,372
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  1,645,652     103,698   1,139,759     146,387
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,321,626  $1,645,652  $2,851,726  $1,139,759
                                                             ==========  ==========  ==========  ==========

                                                                    ALL ASSET
                                                                AGGRESSIVE-ALT 25*
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (25,476) $  (43,798)
 Net realized gain (loss) on investments....................      27,095     164,738
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     757,815    (655,260)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     759,434    (534,320)
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,670,554   2,713,389
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (391,787)    289,598
 Redemptions for contract benefits and terminations.........    (799,007)   (322,884)
 Contract maintenance charges...............................      (2,794)     (2,014)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     476,966   2,678,089
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          29          57
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,236,429   2,143,826
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   9,051,771   6,907,945
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $10,288,200  $9,051,771
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                    ALL ASSET                ALL ASSET
                                                                AGGRESSIVE-ALT 50*       AGGRESSIVE-ALT 75*
                                                             -----------------------  -----------------------
                                                                 2016        2015         2016        2015
                                                             -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    23,831  $   37,455  $    31,814  $   46,873
 Net realized gain (loss) on investments....................    (166,716)    162,937     (229,059)    123,186
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     554,814    (503,535)     670,408    (591,207)
                                                             -----------  ----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     411,929    (303,143)     473,163    (421,148)
                                                             -----------  ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     127,900     136,183       72,527     122,554
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     141,470      34,303      334,780      73,034
 Redemptions for contract benefits and terminations.........     (10,121)    (26,429)     (47,958)     (8,361)
 Contract maintenance charges...............................          --          --           --          --
                                                             -----------  ----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     259,249     144,057      359,349     187,227
                                                             -----------  ----------  -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................  (2,029,850)         --   (1,975,767)         --
                                                             -----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,358,672)   (159,086)  (1,143,255)   (233,921)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   4,194,520   4,353,606    4,176,880   4,410,801
                                                             -----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 2,835,848  $4,194,520  $ 3,033,625  $4,176,880
                                                             ===========  ==========  ===========  ==========

                                                             ALL ASSET GROWTH-ALT 20*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $     9,961  $   (74,729)
 Net realized gain (loss) on investments....................     284,966      351,429
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     975,190   (1,146,107)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,270,117     (869,407)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,746,769    3,991,263
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     218,620     (674,009)
 Redemptions for contract benefits and terminations.........    (593,385)    (267,625)
 Contract maintenance charges...............................      (5,376)      (4,219)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,366,628    3,045,410
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,636,745    2,176,003
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  14,721,956   12,545,953
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $18,358,701  $14,721,956
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                       ALPS | RED ROCKS LISTED
                                                                ALL ASSET MODERATE        PRIVATE EQUITY
                                                                  GROWTH-ALT 15*           PORTFOLIO(F)
                                                             ------------------------  ----------------------
                                                                 2016         2015        2016        2015
                                                             -----------  -----------  ----------   --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    29,136  $   (50,055) $     (417)  $    135
 Net realized gain (loss) on investments....................      63,709      159,905       1,489        (45)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     864,441     (749,371)     91,417     (9,427)
                                                             -----------  -----------  ----------   --------

 Net increase (decrease) in net assets resulting from
   operations...............................................     957,286     (639,521)     92,489     (9,337)
                                                             -----------  -----------  ----------   --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,751,103    4,586,650     717,464    336,847
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     162,710     (360,231)    357,413    129,521
 Redemptions for contract benefits and terminations.........    (908,806)    (405,070)    (40,095)      (527)
 Contract maintenance charges...............................      (3,732)      (2,888)       (103)        --
                                                             -----------  -----------  ----------   --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,001,275    3,818,461   1,034,679    465,841
                                                             -----------  -----------  ----------   --------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          70          125         (16)        14
                                                             -----------  -----------  ----------   --------

NET INCREASE (DECREASE) IN NET ASSETS.......................   2,958,631    3,179,065   1,127,152    456,518
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  12,106,051    8,926,986     456,518         --
                                                             -----------  -----------  ----------   --------

NET ASSETS -- END OF YEAR OR PERIOD......................... $15,064,682  $12,106,051  $1,583,670   $456,518
                                                             ===========  ===========  ==========   ========

                                                               AMERICAN CENTURY VP
                                                              INFLATION PROTECTION
                                                                      FUND
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   23,360  $   19,938
 Net realized gain (loss) on investments....................    (14,706)    (46,823)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     81,180     (94,712)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     89,834    (121,597)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,086,326   1,006,785
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    362,349     769,972
 Redemptions for contract benefits and terminations.........   (429,080)   (616,687)
 Contract maintenance charges...............................         (1)         --
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  1,019,594   1,160,070
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --         324
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  1,109,428   1,038,797
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  3,207,968   2,169,171
                                                             ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,317,396  $3,207,968
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(f)Units were made available July 20, 2015.

                                    FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015


                                                               AMERICAN CENTURY VP      AMERICAN CENTURY VP
                                                               LARGE COMPANY VALUE       MID CAP VALUE FUND
                                                             ----------------------  -------------------------
                                                                2016        2015         2016          2015
                                                             ----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   12,106  $   (2,482) $    175,764  $    59,188
 Net realized gain (loss) on investments....................    230,465      78,466     5,054,902    3,442,718
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     38,276    (221,934)   11,850,293   (5,520,076)
                                                             ----------  ----------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    280,847    (145,950)   17,080,959   (2,018,170)
                                                             ----------  ----------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................      7,001      88,289    17,610,344   18,236,042
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (345,699)    105,978    12,776,811    7,619,787
 Redemptions for contract benefits and terminations.........    (99,149)   (106,128)   (4,007,553)  (2,193,154)
 Contract maintenance charges...............................       (356)       (355)      (10,001)      (6,227)
                                                             ----------  ----------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (438,203)     87,784    26,369,601   23,656,448
                                                             ----------  ----------  ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --         4,190      (21,136)
                                                             ----------  ----------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (157,356)    (58,166)   43,454,750   21,617,142
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,523,316   2,581,482    69,453,454   47,836,312
                                                             ----------  ----------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,365,960  $2,523,316  $112,908,204  $69,453,454
                                                             ==========  ==========  ============  ===========

                                                                  AMERICAN FUNDS
                                                                INSURANCE SERIES(R)
                                                             ASSET ALLOCATION FUND/SM/
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   101,367  $   114,322
 Net realized gain (loss) on investments....................     267,228      592,709
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,370,183     (683,807)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,738,778       23,224
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   8,958,186    7,387,452
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   3,627,872      528,394
 Redemptions for contract benefits and terminations.........  (2,270,785)    (621,342)
 Contract maintenance charges...............................         (16)          --
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  10,315,257    7,294,504
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         319          255
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  12,054,354    7,317,983
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  14,980,693    7,662,710
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $27,035,047  $14,980,693
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                  AMERICAN FUNDS           AMERICAN FUNDS
                                                             INSURANCE SERIES(R) BOND    INSURANCE SERIES(R)
                                                                     FUND/SM/          GLOBAL GROWTH FUND/SM/
                                                             ------------------------  ----------------------
                                                                 2016         2015        2016        2015
                                                             -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    82,740  $   115,042  $  (14,183) $    2,026
 Net realized gain (loss) on investments....................      21,681      351,067     226,739     154,416
 Net change in unrealized appreciation (depreciation) of
   investments..............................................      (9,004)    (863,347)   (204,177)    (86,320)
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................      95,417     (397,238)      8,379      70,122
                                                             -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,988,690    6,113,677   1,201,245     996,923
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   9,182,934   10,704,977     209,982     502,603
 Redemptions for contract benefits and terminations.........  (1,469,368)    (567,020)    (83,778)   (256,309)
 Contract maintenance charges...............................      (3,651)      (1,838)         (1)         --
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  13,698,605   16,249,796   1,327,448   1,243,217
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         531          269          23         (49)
                                                             -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  13,794,553   15,852,827   1,335,850   1,313,290
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  26,193,485   10,340,658   2,669,069   1,355,779
                                                             -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $39,988,038  $26,193,485  $4,004,919  $2,669,069
                                                             ===========  ===========  ==========  ==========

                                                             AMERICAN FUNDS INSURANCE
                                                              SERIES(R) GLOBAL SMALL
                                                              CAPITALIZATION FUND/SM/
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (152,355) $  (139,541)
 Net realized gain (loss) on investments....................   1,648,089      908,717
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (1,430,656)  (1,267,555)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................      65,078     (498,379)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,227,371    4,123,353
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (770,014)   1,837,314
 Redemptions for contract benefits and terminations.........    (367,491)    (289,524)
 Contract maintenance charges...............................      (1,744)      (1,070)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................      88,122    5,670,073
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --        1,200
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     153,200    5,172,894
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  12,084,877    6,911,983
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $12,238,077  $12,084,877
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                         AMERICAN FUNDS
                                                                 AMERICAN FUNDS        INSURANCE SERIES(R)
                                                               INSURANCE SERIES(R)    INTERNATIONAL GROWTH
                                                             GROWTH-INCOME FUND/SM/    AND INCOME FUND/SM/
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   13,950  $   20,600  $   42,865  $   29,791
 Net realized gain (loss) on investments....................    311,518     378,142    (158,257)    (33,817)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    178,961    (425,922)    101,085    (233,313)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    504,429     (27,180)    (14,307)   (237,339)
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,308,475   2,274,296     801,703   1,228,536
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    366,426     878,641    (327,530)    305,526
 Redemptions for contract benefits and terminations.........   (302,565)   (528,609)   (102,068)    (87,632)
 Contract maintenance charges...............................        (10)         --          (7)         --
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  1,372,326   2,624,328     372,098   1,446,430
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --          --          --
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  1,876,755   2,597,148     357,791   1,209,091
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,158,499   1,561,351   2,871,055   1,661,964
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $6,035,254  $4,158,499  $3,228,846  $2,871,055
                                                             ==========  ==========  ==========  ==========

                                                                 AMERICAN FUNDS
                                                               INSURANCE SERIES(R)
                                                               MANAGED RISK ASSET
                                                               ALLOCATION FUND/SM/
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (4,114) $    6,352
 Net realized gain (loss) on investments....................    130,741     184,445
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    160,877    (334,700)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    287,504    (143,903)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    351,231     873,344
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (68,073)   (521,778)
 Redemptions for contract benefits and terminations.........   (494,525)   (173,202)
 Contract maintenance charges...............................       (603)       (574)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (211,970)    177,790
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --       1,251
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     75,534      35,138
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  5,699,498   5,664,360
                                                             ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $5,775,032  $5,699,498
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                  AMERICAN FUNDS
                                                              INSURANCE SERIES(R) NEW       AXA 400 MANAGED
                                                                   WORLD FUND(R)              VOLATILITY*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (243,920) $  (208,200) $  (519,300) $  (687,274)
 Net realized gain (loss) on investments....................  (1,003,811)     447,896    6,377,930    6,642,627
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,535,134   (1,731,045)   6,593,965   (9,254,336)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,287,403   (1,491,349)  12,452,595   (3,298,983)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,537,594    8,096,987    3,328,191    2,252,547
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     759,837    4,546,991   (4,623,555)     398,714
 Redemptions for contract benefits and terminations.........  (1,306,641)  (1,227,144)  (4,260,141)  (3,553,704)
 Contract maintenance charges...............................      (3,596)      (2,362)  (1,186,139)  (1,146,832)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   4,987,194   11,414,472   (6,741,644)  (2,049,275)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --        2,001           --           --
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   6,274,597    9,925,124    5,710,951   (5,348,258)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  29,955,264   20,030,140   72,322,638   77,670,896
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $36,229,861  $29,955,264  $78,033,589  $72,322,638
                                                             ===========  ===========  ===========  ===========

                                                                   AXA 500 MANAGED
                                                                     VOLATILITY*
                                                             --------------------------
                                                                 2016          2015
                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (423,494) $   (987,215)
 Net realized gain (loss) on investments....................    8,871,073    12,784,684
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    7,168,468   (13,364,371)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................   15,616,047    (1,566,902)
                                                             ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    4,890,064     4,260,082
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (2,098,144)   (5,707,096)
 Redemptions for contract benefits and terminations.........  (11,188,281)   (8,684,313)
 Contract maintenance charges...............................   (2,681,800)   (2,642,817)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (11,078,161)  (12,774,144)
                                                             ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          (19)           --
                                                             ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................    4,537,867   (14,341,046)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  170,859,905   185,200,951
                                                             ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $175,397,772  $170,859,905
                                                             ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                  AXA 2000 MANAGED           AXA AGGRESSIVE
                                                                    VOLATILITY*                ALLOCATION*
                                                             -------------------------  ------------------------
                                                                 2016          2015         2016         2015
                                                             ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (553,423) $  (836,884) $   (75,275) $   (92,557)
 Net realized gain (loss) on investments....................    4,608,067    5,344,734    1,011,291    1,473,475
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    9,370,864   (9,440,090)     490,659   (1,925,924)
                                                             ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   13,425,508   (4,932,240)   1,426,675     (545,006)
                                                             ------------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    1,468,967    1,706,378    2,136,082      757,193
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (5,622,778)    (244,739)      (8,983)  (2,185,450)
 Redemptions for contract benefits and terminations.........   (4,688,715)  (3,907,142)  (1,180,594)    (839,352)
 Contract maintenance charges...............................   (1,203,619)  (1,202,595)      (5,588)      (5,685)
                                                             ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (10,046,145)  (3,648,098)     940,917   (2,273,294)
                                                             ------------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --           --           --           --
                                                             ------------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    3,379,363   (8,580,338)   2,367,592   (2,818,300)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   74,585,243   83,165,581   18,592,996   21,411,296
                                                             ------------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 77,964,606  $74,585,243  $20,960,588  $18,592,996
                                                             ============  ===========  ===========  ===========

                                                                AXA AGGRESSIVE STRATEGY*
                                                             ------------------------------
                                                                  2016            2015
                                                             --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (7,687,107) $      (77,084)
 Net realized gain (loss) on investments....................     12,766,549      32,260,410
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    154,770,623     (93,780,235)
                                                             --------------  --------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    159,850,065     (61,596,909)
                                                             --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    323,852,731     572,015,259
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     73,685,857     195,914,367
 Redemptions for contract benefits and terminations.........    (47,547,606)    (28,912,489)
 Contract maintenance charges...............................    (36,921,412)    (26,293,351)
                                                             --------------  --------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    313,069,570     712,723,786
                                                             --------------  --------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          9,769          26,740
                                                             --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS.......................    472,929,404     651,153,617
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,236,468,770   1,585,315,153
                                                             --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,709,398,174  $2,236,468,770
                                                             ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                                 AXA CONSERVATIVE GROWTH
                                                                 AXA BALANCED STRATEGY*                 STRATEGY*
                                                             ------------------------------  ------------------------------
                                                                  2016            2015            2016            2015
                                                             --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (13,538,824) $   (9,225,934) $   (6,242,682) $   (4,770,433)
 Net realized gain (loss) on investments....................     31,730,227      39,915,795      14,154,814      16,862,991
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     95,125,315     (84,028,324)     34,156,942     (34,172,045)
                                                             --------------  --------------  --------------  --------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    113,316,718     (53,338,463)     42,069,074     (22,079,487)
                                                             --------------  --------------  --------------  --------------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    237,268,605     359,304,437     137,012,779     175,792,638
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     66,942,590     101,860,249      50,888,400      28,271,083
 Redemptions for contract benefits and terminations.........   (110,077,413)    (82,221,663)    (59,110,963)    (48,480,841)
 Contract maintenance charges...............................    (41,971,804)    (35,409,543)    (19,288,603)    (16,143,908)
                                                             --------------  --------------  --------------  --------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    152,161,978     343,533,480     109,501,613     139,438,972
                                                             --------------  --------------  --------------  --------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          6,662          36,327           6,990           6,000
                                                             --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS.......................    265,485,358     290,231,344     151,577,677     117,365,485
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,525,918,338   2,235,686,994   1,168,746,156   1,051,380,671
                                                             --------------  --------------  --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,791,403,696  $2,525,918,338  $1,320,323,833  $1,168,746,156
                                                             ==============  ==============  ==============  ==============

                                                                  AXA CONSERVATIVE
                                                                      STRATEGY*
                                                             --------------------------
                                                                 2016          2015
                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (4,537,634) $ (3,566,666)
 Net realized gain (loss) on investments....................    6,302,568     6,322,727
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    8,114,147   (13,594,427)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    9,879,081   (10,838,366)
                                                             ------------  ------------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   82,588,206    93,860,923
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   68,018,052    62,950,023
 Redemptions for contract benefits and terminations.........  (52,093,572)  (38,586,521)
 Contract maintenance charges...............................  (12,651,231)   (9,975,560)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   85,861,455   108,248,865
                                                             ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           13            --
                                                             ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   95,740,549    97,410,499
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  696,983,927   599,573,428
                                                             ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $792,724,476  $696,983,927
                                                             ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                 AXA GLOBAL EQUITY
                                                                MANAGED VOLATILITY*         AXA GROWTH STRATEGY*
                                                             ------------------------  ------------------------------
                                                                 2016         2015          2016            2015
                                                             -----------  -----------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (71,724) $   (80,087) $  (13,282,282) $   (4,611,178)
 Net realized gain (loss) on investments....................     370,788      395,056      34,577,362      49,611,597
 Net change in unrealized appreciation (depreciation) of
   investments..............................................      77,287     (797,838)    178,003,469    (123,376,672)
                                                             -----------  -----------  --------------  --------------

 Net increase (decrease) in net assets resulting from
   operations...............................................     376,351     (482,869)    199,298,549     (78,376,253)
                                                             -----------  -----------  --------------  --------------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     584,295    1,098,999     367,618,445     617,984,631
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     (29,426)      92,885      87,015,772     225,893,474
 Redemptions for contract benefits and terminations.........    (715,547)    (579,017)    (92,964,974)    (55,275,109)
 Contract maintenance charges...............................    (171,719)    (146,681)    (52,436,131)    (40,297,747)
                                                             -----------  -----------  --------------  --------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (332,397)     466,186     309,233,112     748,305,249
                                                             -----------  -----------  --------------  --------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --         127,348         (46,918)
                                                             -----------  -----------  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS.......................      43,954      (16,683)    508,659,009     669,882,078
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  14,879,564   14,896,247   3,107,585,702   2,437,703,624
                                                             -----------  -----------  --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $14,923,518  $14,879,564  $3,616,244,711  $3,107,585,702
                                                             ===========  ===========  ==============  ==============

                                                              AXA INTERNATIONAL CORE
                                                                MANAGED VOLATILITY*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (136,958) $  (178,140)
 Net realized gain (loss) on investments....................    (161,920)     142,755
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     112,977     (714,434)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (185,901)    (749,819)
                                                             -----------  -----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     472,558    1,224,758
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (224,467)     508,010
 Redemptions for contract benefits and terminations.........    (710,162)    (402,775)
 Contract maintenance charges...............................    (154,822)    (148,092)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (616,893)   1,181,901
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         160         (161)
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (802,634)     431,921
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  12,509,282   12,077,361
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $11,706,648  $12,509,282
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              AXA INTERNATIONAL MANAGED  AXA INTERNATIONAL VALUE
                                                                     VOLATILITY*           MANAGED VOLATILITY*
                                                             --------------------------  ----------------------
                                                                 2016          2015         2016        2015
                                                             ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (251,135) $ (1,731,275) $  (31,052) $  (54,143)
 Net realized gain (loss) on investments....................   (1,460,112)    3,580,076     (68,160)     25,010
 Net change in unrealized appreciation (depreciation) of
   investments..............................................          177    (5,902,713)     49,531    (146,670)
                                                             ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (1,711,070)   (4,053,912)    (49,681)   (175,803)
                                                             ------------  ------------  ----------  ----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    1,157,358     2,301,947      37,701     151,384
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    4,011,819     5,650,173    (378,061)   (132,640)
 Redemptions for contract benefits and terminations.........   (7,117,135)   (6,407,396)   (181,161)   (186,386)
 Contract maintenance charges...............................   (1,853,424)   (1,878,516)       (571)       (683)
                                                             ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (3,801,382)     (333,792)   (522,092)   (168,325)
                                                             ------------  ------------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (5,512,452)   (4,387,704)   (571,773)   (344,128)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  115,260,973   119,648,677   3,686,674   4,030,802
                                                             ------------  ------------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $109,748,521  $115,260,973  $3,114,901  $3,686,674
                                                             ============  ============  ==========  ==========

                                                                AXA LARGE CAP CORE
                                                               MANAGED VOLATILITY*
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (26,235) $  (33,092)
 Net realized gain (loss) on investments....................     449,146     405,407
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     230,753    (474,415)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     653,664    (102,100)
                                                             -----------  ----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,045,012   1,417,678
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,114,295)   (369,170)
 Redemptions for contract benefits and terminations.........    (319,220)   (345,770)
 Contract maintenance charges...............................    (146,253)   (131,105)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     465,244     571,633
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,118,908     469,533
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   8,225,477   7,755,944
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 9,344,385  $8,225,477
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                               AXA LARGE CAP GROWTH       AXA LARGE CAP VALUE
                                                                MANAGED VOLATILITY*       MANAGED VOLATILITY*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (204,419) $  (267,419) $    68,070  $   163,880
 Net realized gain (loss) on investments....................   2,013,707    2,256,272     (306,710)     763,334
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (961,153)  (1,465,905)   2,165,533   (2,367,469)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     848,135      522,948    1,926,893   (1,440,255)
                                                             -----------  -----------  -----------  -----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,318,338    2,962,865    1,734,945    2,865,848
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,301,983)     170,936   (7,512,343)   9,090,516
 Redemptions for contract benefits and terminations.........  (1,328,872)  (1,327,070)  (1,033,007)    (820,919)
 Contract maintenance charges...............................    (367,895)    (322,020)    (257,575)    (243,489)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (1,680,412)   1,484,711   (7,067,980)  10,891,956
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --          348          350
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (832,277)   2,007,659   (5,140,739)   9,452,051
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  23,039,638   21,031,979   29,040,510   19,588,459
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $22,207,361  $23,039,638  $23,899,771  $29,040,510
                                                             ===========  ===========  ===========  ===========

                                                                 AXA MID CAP VALUE
                                                                MANAGED VOLATILITY*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (16,771) $   (74,904)
 Net realized gain (loss) on investments....................     566,524      560,416
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,602,284   (1,166,916)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   2,152,037     (681,404)
                                                             -----------  -----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,785,638    3,324,916
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     372,364      193,655
 Redemptions for contract benefits and terminations.........    (665,117)    (527,511)
 Contract maintenance charges...............................    (204,976)    (143,387)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,287,909    2,847,673
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   4,439,946    2,166,269
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  12,596,900   10,430,631
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $17,036,846  $12,596,900
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                               AXA MODERATE GROWTH
                                                              AXA MODERATE ALLOCATION*              STRATEGY*
                                                             --------------------------  ------------------------------
                                                                 2016          2015           2016            2015
                                                             ------------  ------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (467,854) $   (453,547) $  (27,188,673) $  (17,171,619)
 Net realized gain (loss) on investments....................    3,178,838     3,779,218      78,063,071     105,025,230
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    2,052,024    (5,854,549)    243,051,422    (210,970,238)
                                                             ------------  ------------  --------------  --------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    4,763,008    (2,528,878)    293,925,820    (123,116,627)
                                                             ------------  ------------  --------------  --------------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   22,676,697    31,558,672     393,743,800     640,342,269
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................      208,878    (1,934,964)    104,083,933     192,549,343
 Redemptions for contract benefits and terminations.........   (8,508,376)   (6,108,643)   (215,544,381)   (188,085,210)
 Contract maintenance charges...............................      (26,986)      (23,231)    (88,664,353)    (77,319,803)
                                                             ------------  ------------  --------------  --------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   14,350,213    23,491,834     193,618,999     567,486,599
                                                             ------------  ------------  --------------  --------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --            --          80,133          25,034
                                                             ------------  ------------  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   19,113,221    20,962,956     487,624,952     444,395,006
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  110,017,879    89,054,923   5,398,721,930   4,954,326,924
                                                             ------------  ------------  --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $129,131,100  $110,017,879  $5,886,346,882  $5,398,721,930
                                                             ============  ============  ==============  ==============

                                                                 AXA MODERATE-PLUS
                                                                    ALLOCATION*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (208,959) $  (203,908)
 Net realized gain (loss) on investments....................   1,902,231    2,374,144
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,199,660   (3,396,343)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   2,892,932   (1,226,107)
                                                             -----------  -----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   6,911,889    5,437,985
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (2,740,905)    (636,486)
 Redemptions for contract benefits and terminations.........  (3,550,319)  (4,336,082)
 Contract maintenance charges...............................     (11,849)     (12,613)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     608,816      452,804
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,501,748     (773,303)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  46,664,173   47,437,476
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $50,165,921  $46,664,173
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              AXA NATURAL RESOURCES*      AXA REAL ESTATE*
                                                             -----------------------  -----------------------
                                                                2016         2015         2016        2015
                                                             ----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   60,815  $    48,060  $   (73,466) $  (65,596)
 Net realized gain (loss) on investments....................   (369,890)    (833,873)     167,891      (2,530)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  1,183,238       78,080       79,261    (355,113)
                                                             ----------  -----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    874,163     (707,733)     173,686    (423,239)
                                                             ----------  -----------  -----------  ----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,306,408      846,918    1,950,985   3,455,011
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  1,589,318      580,769    1,467,978     691,261
 Redemptions for contract benefits and terminations.........   (186,981)     (90,449)    (451,612)   (354,852)
 Contract maintenance charges...............................       (432)        (226)      (1,336)       (866)
                                                             ----------  -----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  2,708,313    1,337,012    2,966,015   3,790,554
                                                             ----------  -----------  -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        128   (4,480,318)          93         123
                                                             ----------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  3,582,604   (3,851,039)   3,139,794   3,367,438
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,097,504    5,948,543    9,154,777   5,787,339
                                                             ----------  -----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $5,680,108  $ 2,097,504  $12,294,571  $9,154,777
                                                             ==========  ===========  ===========  ==========

                                                               AXA SMARTBETA EQUITY*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   167,135  $   149,849
 Net realized gain (loss) on investments....................       3,850       20,136
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     537,832      (39,339)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     708,817      130,646
                                                             -----------  -----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     157,151      280,818
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     114,404      106,767
 Redemptions for contract benefits and terminations.........     (49,579)     (12,527)
 Contract maintenance charges...............................          --           --
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     221,976      375,058
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     930,793      505,704
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  11,878,706   11,373,002
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $12,809,499  $11,878,706
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                               AXA ULTRA CONSERVATIVE
                                                                     STRATEGY*            AXA/AB DYNAMIC GROWTH*(E)
                                                             -------------------------  ----------------------------
                                                                 2016          2015          2016           2015
                                                             ------------  -----------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (4,883,946) $    22,268  $   (2,626,341) $   (373,314)
 Net realized gain (loss) on investments....................   26,801,923      310,200       1,169,579        (9,800)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (14,388,779)    (412,209)     11,809,166    (2,009,856)
                                                             ------------  -----------  --------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    7,529,198      (79,741)     10,352,404    (2,392,970)
                                                             ------------  -----------  --------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................        2,325           --     139,038,288   123,023,948
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  210,239,908   45,113,845      48,539,343    26,932,909
 Redemptions for contract benefits and terminations.........  (19,206,372)  (1,351,512)     (3,790,917)     (130,668)
 Contract maintenance charges...............................   (5,398,283)    (135,419)     (2,683,388)           --
                                                             ------------  -----------  --------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  185,637,578   43,626,914     181,103,326   149,826,189
                                                             ------------  -----------  --------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................       15,982           31           6,875         5,702
                                                             ------------  -----------  --------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................  193,182,758   43,547,204     191,462,605   147,438,921
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   46,147,589    2,600,385     147,438,921            --
                                                             ------------  -----------  --------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $239,330,347  $46,147,589  $  338,901,526  $147,438,921
                                                             ============  ===========  ==============  ============

                                                                 AXA/AB DYNAMIC MODERATE
                                                                         GROWTH*
                                                             ------------------------------
                                                                  2016            2015
                                                             --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (24,793,730) $  (15,149,098)
 Net realized gain (loss) on investments....................     49,596,538      35,033,582
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     23,958,999     (75,641,494)
                                                             --------------  --------------

 Net increase (decrease) in net assets resulting from
   operations...............................................     48,761,807     (55,757,010)
                                                             --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    191,668,008     394,209,546
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (37,308,410)    149,270,437
 Redemptions for contract benefits and terminations.........    (80,892,075)    (60,194,118)
 Contract maintenance charges...............................    (40,190,029)    (33,344,322)
                                                             --------------  --------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     33,277,494     449,941,543
                                                             --------------  --------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         70,230              --
                                                             --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS.......................     82,109,531     394,184,533
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,426,291,319   2,032,106,786
                                                             --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,508,400,850  $2,426,291,319
                                                             ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(e)Units were made available on May 26, 2015.

                                    FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              AXA/AB SHORT DURATION
                                                                GOVERNMENT BOND*      AXA/AB SMALL CAP GROWTH*
                                                             ----------------------  --------------------------
                                                                2016        2015          2016          2015
                                                             ----------  ----------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (18,590) $  (12,817) $    (516,083) $  (651,562)
 Net realized gain (loss) on investments....................       (837)     (2,588)     2,239,221    5,834,568
 Net change in unrealized appreciation (depreciation) of
   investments..............................................        746      (2,590)     3,889,693   (7,432,536)
                                                             ----------  ----------  -------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (18,681)    (17,995)     5,612,831   (2,249,530)
                                                             ----------  ----------  -------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    375,120     830,962      3,667,390    8,934,763
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    286,947    (120,376)     4,117,643    1,270,396
 Redemptions for contract benefits and terminations.........   (148,468)    (85,869)    (2,250,481)  (2,114,688)
 Contract maintenance charges...............................         (2)         --       (310,647)    (281,419)
                                                             ----------  ----------  -------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    513,597     624,717      5,223,905    7,809,052
                                                             ----------  ----------  -------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         13          15            251          251
                                                             ----------  ----------  -------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    494,929     606,737     10,836,987    5,559,773
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  1,167,101     560,364     47,510,594   41,950,821
                                                             ----------  ----------  -------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,662,030  $1,167,101  $  58,347,581  $47,510,594
                                                             ==========  ==========  =============  ===========

                                                               AXA/CLEARBRIDGE LARGE
                                                                    CAP GROWTH*
                                                             -------------------------
                                                                 2016          2015
                                                             ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (1,149,720) $(1,386,200)
 Net realized gain (loss) on investments....................   (3,532,963)   5,681,666
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    3,699,486   (4,377,875)
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     (983,197)     (82,409)
                                                             ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    1,769,731    5,259,426
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (10,080,244)  (8,730,976)
 Redemptions for contract benefits and terminations.........   (4,440,202)  (3,445,956)
 Contract maintenance charges...............................     (289,354)    (295,690)
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (13,040,069)  (7,213,196)
                                                             ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --           --
                                                             ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (14,023,266)  (7,295,605)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   89,723,273   97,018,878
                                                             ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 75,700,007  $89,723,273
                                                             ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                 AXA/DOUBLELINE
                                                             OPPORTUNISTIC CORE PLUS  AXA/FRANKLIN BALANCED
                                                                    BOND*(E)           MANAGED VOLATILITY*
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  122,565  $   19,269  $  101,430  $   79,456
 Net realized gain (loss) on investments....................      3,586         (63)    221,246     249,123
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (69,373)    (37,706)    393,142    (756,057)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     56,778     (18,500)    715,818    (427,478)
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  3,908,671   1,366,732     543,801     396,646
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  1,766,441     249,515     291,404    (218,481)
 Redemptions for contract benefits and terminations.........   (154,255)     (9,668)   (602,961)   (415,114)
 Contract maintenance charges...............................       (177)         --    (101,168)   (108,201)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  5,520,680   1,606,579     131,076    (345,150)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        197          56          --          --
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  5,577,655   1,588,135     846,894    (772,628)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  1,588,135          --   8,763,378   9,536,006
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $7,165,790  $1,588,135  $9,610,272  $8,763,378
                                                             ==========  ==========  ==========  ==========

                                                              AXA/FRANKLIN SMALL CAP
                                                                   VALUE MANAGED
                                                                    VOLATILITY*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (115,030) $  (137,792)
 Net realized gain (loss) on investments....................     862,831      728,369
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,375,321   (1,479,497)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   2,123,122     (888,920)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     651,482      671,998
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (583,223)    (291,188)
 Redemptions for contract benefits and terminations.........    (745,840)    (475,580)
 Contract maintenance charges...............................    (143,931)    (145,155)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (821,512)    (239,925)
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,301,610   (1,128,845)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  10,219,625   11,348,470
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $11,521,235  $10,219,625
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(e)Units were made available on May 26, 2015.

                                    FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              AXA/FRANKLIN TEMPLETON
                                                                ALLOCATION MANAGED          AXA/GOLDMAN SACHS
                                                                    VOLATILITY*         STRATEGIC ALLOCATION*(E)
                                                             ------------------------  --------------------------
                                                                 2016         2015         2016          2015
                                                             -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    20,639  $   (27,385) $ (1,983,829) $   (264,537)
 Net realized gain (loss) on investments....................     315,381      361,160       746,527       (33,706)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     630,809     (951,486)   11,237,298    (1,262,686)
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................     966,829     (617,711)    9,999,996    (1,560,929)
                                                             -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     237,537      987,759   118,822,352    86,658,687
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (369,272)   2,146,453    56,620,330    25,937,162
 Redemptions for contract benefits and terminations.........  (1,366,488)    (746,155)   (2,313,846)     (143,306)
 Contract maintenance charges...............................     (97,077)     (96,744)   (2,081,226)           --
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (1,595,300)   2,291,313   171,047,610   112,452,543
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --         6,354         4,263
                                                             -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (628,471)   1,673,602   181,053,960   110,895,877
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  13,673,408   11,999,806   110,895,877            --
                                                             -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $13,044,937  $13,673,408  $291,949,837  $110,895,877
                                                             ===========  ===========  ============  ============

                                                               AXA/INVESCO STRATEGIC
                                                                   ALLOCATION*(E)
                                                             -------------------------
                                                                 2016          2015
                                                             ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (1,522,884) $  (207,011)
 Net realized gain (loss) on investments....................      (25,756)     (10,733)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    4,043,494     (815,256)
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    2,494,854   (1,033,000)
                                                             ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   70,743,913   54,489,981
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   24,721,342   12,321,821
 Redemptions for contract benefits and terminations.........   (1,627,825)     (59,700)
 Contract maintenance charges...............................   (1,232,779)          --
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   92,604,651   66,752,102
                                                             ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        3,472        2,456
                                                             ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   95,102,977   65,721,558
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   65,721,558           --
                                                             ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $160,824,535  $65,721,558
                                                             ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(e)Units were made available on May 26, 2015.

                                    FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                       AXA/LEGG MASON
                                                                                         STRATEGIC
                                                               AXA/JANUS ENTERPRISE*   ALLOCATION*(M) AXA/LOOMIS SAYLES GROWTH*
                                                             ------------------------  -------------- ------------------------
                                                                 2016         2015          2016          2016         2015
                                                             -----------  -----------  -------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (640,244) $  (752,548)  $    36,326   $  (268,046) $  (228,761)
 Net realized gain (loss) on investments....................  (1,251,066)   1,410,638        40,574       407,262     (246,681)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (927,721)  (4,246,435)      289,942     1,158,429    2,129,624
                                                             -----------  -----------   -----------   -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (2,819,031)  (3,588,345)      366,842     1,297,645    1,654,182
                                                             -----------  -----------   -----------   -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,644,002    5,356,645    41,223,450     7,150,896    1,883,680
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (2,862,905)  (2,906,753)   10,018,130    12,435,290    1,944,456
 Redemptions for contract benefits and terminations.........  (2,232,680)  (2,117,265)     (110,957)   (1,400,427)    (710,008)
 Contract maintenance charges...............................    (248,346)    (250,231)      (24,571)      (67,057)     (47,297)
                                                             -----------  -----------   -----------   -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (2,699,929)      82,396    51,106,052    18,118,702    3,070,831
                                                             -----------  -----------   -----------   -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        (798)         797         1,899            --           --
                                                             -----------  -----------   -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................  (5,519,758)  (3,505,152)   51,474,793    19,416,347    4,725,013
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  49,440,264   52,945,416            --    21,108,668   16,383,655
                                                             -----------  -----------   -----------   -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $43,920,506  $49,440,264   $51,474,793   $40,525,015  $21,108,668
                                                             ===========  ===========   ===========   ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(m)Units were made available on February 22, 2016.

                                    FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              AXA/MUTUAL LARGE CAP        AXA/TEMPLETON GLOBAL
                                                             EQUITY MANAGED VOLATILITY* EQUITY MANAGED VOLATILITY*
                                                             -------------------------  ------------------------
                                                                2016          2015          2016          2015
                                                              ----------   ----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   31,227    $   19,111   $  (130,110)  $  (269,416)
 Net realized gain (loss) on investments....................    212,425       236,462       469,858       577,034
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    177,345      (404,444)      185,137    (1,009,483)
                                                              ----------   ----------   -----------   -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    420,997      (148,871)      524,885      (701,865)
                                                              ----------   ----------   -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    575,858       760,423       558,374     1,346,493
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (168,335)     (460,618)       51,630        96,262
 Redemptions for contract benefits and terminations.........   (347,930)      (71,905)     (961,330)     (929,069)
 Contract maintenance charges...............................    (55,010)      (46,678)     (290,518)     (284,794)
                                                              ----------   ----------   -----------   -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................      4,583       181,222      (641,844)      228,892
                                                              ----------   ----------   -----------   -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --           (15)           --            --
                                                              ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................    425,580        32,336      (116,959)     (472,973)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  3,852,334     3,819,998    17,206,770    17,679,743
                                                              ----------   ----------   -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,277,914    $3,852,334   $17,089,811   $17,206,770
                                                              ==========   ==========   ===========   ===========

                                                                  BLACKROCK GLOBAL
                                                                ALLOCATION V.I. FUND
                                                             -------------------------
                                                                 2016          2015
                                                             ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (111,118) $  (264,931)
 Net realized gain (loss) on investments....................   (1,921,446)   5,113,859
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    4,661,624   (7,309,508)
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    2,629,060   (2,460,580)
                                                             ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   12,944,593   18,749,035
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (1,556,177)   3,102,315
 Redemptions for contract benefits and terminations.........   (6,079,885)  (4,950,343)
 Contract maintenance charges...............................      (14,661)     (12,799)
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    5,293,870   16,888,208
                                                             ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --           --
                                                             ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................    7,922,930   14,427,628
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   97,494,343   83,066,715
                                                             ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $105,417,273  $97,494,343
                                                             ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                BLACKROCK GLOBAL        BLACKROCK LARGE CAP
                                                             OPPORTUNITIES V.I. FUND     GROWTH V.I. FUND
                                                             ----------------------  ------------------------
                                                                2016        2015         2016         2015
                                                             ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   17,424  $      279  $  (287,386) $  (307,201)
 Net realized gain (loss) on investments....................    (29,726)     (4,230)   2,743,365    2,268,535
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     85,429     (19,156)    (633,235)  (1,550,186)
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     73,127     (23,107)   1,822,744      411,148
                                                             ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    447,421   1,316,765    3,379,479    5,882,676
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (199,110)    172,733   (2,025,163)   1,451,465
 Redemptions for contract benefits and terminations.........   (158,214)   (267,061)  (1,090,442)  (1,159,701)
 Contract maintenance charges...............................         (4)         --       (5,747)      (4,671)
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     90,093   1,222,437      258,127    6,169,769
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --           --        1,004
                                                             ----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................    163,220   1,199,330    2,080,871    6,581,921
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,629,619   1,430,289   31,474,397   24,892,476
                                                             ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,792,839  $2,629,619  $33,555,268  $31,474,397
                                                             ==========  ==========  ===========  ===========

                                                              CHARTER/SM/ AGGRESSIVE
                                                                      GROWTH*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    (6,689) $    24,253
 Net realized gain (loss) on investments....................    (264,689)      43,282
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     766,286     (612,567)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     494,908     (545,032)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     885,854    2,426,851
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     494,951     (580,904)
 Redemptions for contract benefits and terminations.........    (752,054)    (267,796)
 Contract maintenance charges...............................          --           --
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     628,751    1,578,151
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................  (3,083,306)  (1,000,000)
                                                             -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,959,647)      33,119
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   7,220,473    7,187,354
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 5,260,826  $ 7,220,473
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              CHARTER/SM/ ALTERNATIVE
                                                                100 MODERATE*(K)(L)    CHARTER/SM/ CONSERVATIVE*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    12,360  $   131,272  $   286,468  $    86,593
 Net realized gain (loss) on investments....................    (971,678)    (113,727)    (136,073)     106,452
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,024,398     (659,827)     748,718     (674,633)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,065,080     (642,282)     899,113     (481,588)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     558,956    1,258,831    9,808,100    7,993,409
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     (58,071)   3,888,424    2,849,497    1,639,460
 Redemptions for contract benefits and terminations.........    (937,650)    (412,430)  (1,898,671)  (1,312,539)
 Contract maintenance charges...............................         (64)          --           (5)          --
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (436,829)   4,734,825   10,758,921    8,320,330
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................  (5,211,872)     954,552          299   (4,184,060)
                                                             -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................  (4,583,621)   5,047,095   11,658,333    3,654,682
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  12,780,869    7,733,774   17,270,252   13,615,570
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 8,197,248  $12,780,869  $28,928,585  $17,270,252
                                                             ===========  ===========  ===========  ===========

                                                                CHARTER/SM/ GROWTH*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    18,160  $    (6,754)
 Net realized gain (loss) on investments....................     (58,767)     427,592
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     808,001     (952,417)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     767,394     (531,579)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,059,609    2,775,990
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (726,610)     354,747
 Redemptions for contract benefits and terminations.........    (579,020)    (721,426)
 Contract maintenance charges...............................          (4)          --
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (246,025)   2,409,311
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --   (4,313,481)
                                                             -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................     521,369   (2,435,749)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  11,888,706   14,324,455
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $12,410,075  $11,888,706
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(k)Charter/SM/ Alternative 100 Moderate replaced Charter/SM/ Alternative 100 Conservative Plus due to a fund merger on September 25, 2015.
(l)Charter/SM/ Alternative 100 Moderate replaced Charter/SM/ Alternative 100 Growth due to a fund merger on September 25, 2015.

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                CHARTER/SM/ INCOME    CHARTER/SM/ INTEREST RATE
                                                                   STRATEGIES*               STRATEGIES*
                                                             -----------------------  ------------------------
                                                                2016         2015         2016         2015
                                                             ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   98,175  $    96,479  $    73,494  $    55,964
 Net realized gain (loss) on investments....................    (96,969)      76,418     (233,713)     (12,469)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    281,648     (330,549)     438,458     (366,233)
                                                             ----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    282,854     (157,652)     278,239     (322,738)
                                                             ----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    513,604      772,973      428,054      958,273
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (10,008)     (13,382)  (1,074,471)     (64,480)
 Redemptions for contract benefits and terminations.........   (322,257)    (181,965)    (262,385)    (710,093)
 Contract maintenance charges...............................         --           --           --           --
                                                             ----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    181,339      577,626     (908,802)     183,700
                                                             ----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................   (999,998)  (2,000,000)  (1,099,999)  (2,500,000)
                                                             ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................   (535,805)  (1,580,026)  (1,730,562)  (2,639,038)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  5,086,688    6,666,714    5,950,703    8,589,741
                                                             ----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,550,883  $ 5,086,688  $ 4,220,141  $ 5,950,703
                                                             ==========  ===========  ===========  ===========

                                                             CHARTER/SM/ INTERNATIONAL
                                                                  MODERATE*(I)(J)
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   179,251  $   134,758
 Net realized gain (loss) on investments....................    (497,696)     (10,322)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,023,846     (338,034)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     705,401     (213,598)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     131,481      407,281
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     221,075    1,207,579
 Redemptions for contract benefits and terminations.........    (358,060)    (156,640)
 Contract maintenance charges...............................         (24)          --
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................      (5,528)   1,458,220
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................  (5,999,998)   7,478,301
                                                             -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................  (5,300,125)   8,722,923
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  13,493,099    4,770,176
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 8,192,974  $13,493,099
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(i)Charter/SM/ International Moderate replaced Charter/SM/ International Conservative due to a fund merger on September 25, 2015.
(j)Charter/SM/ International Moderate replaced Charter/SM/ International Growth due to a fund merger on September 25, 2015.

                                    FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                         CHARTER/SM/ MODERATE
                                                               CHARTER/SM/ MODERATE*            GROWTH*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   157,767  $    60,120  $   131,401  $    64,640
 Net realized gain (loss) on investments....................     (93,926)     198,608      (87,679)     243,974
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     982,522     (949,343)   1,074,758     (900,346)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,046,363     (690,615)   1,118,480     (591,732)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   4,619,791    7,313,983    5,749,849   10,378,761
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     562,750    1,208,167     (429,698)    (628,566)
 Redemptions for contract benefits and terminations.........  (2,406,277)  (1,533,428)  (1,383,807)    (835,108)
 Contract maintenance charges...............................        (203)          --         (393)          --
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,776,061    6,988,722    3,935,951    8,915,087
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          36   (4,239,345)          75   (4,291,896)
                                                             -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................   3,822,460    2,058,762    5,054,506    4,031,459
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  19,789,066   17,730,304   16,802,602   12,771,143
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $23,611,526  $19,789,066  $21,857,108  $16,802,602
                                                             ===========  ===========  ===========  ===========

                                                             CHARTER/SM/ MULTI-SECTOR
                                                                      BOND*
                                                             ----------------------
                                                                2016         2015
                                                             ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   11,021   $      859
 Net realized gain (loss) on investments....................    (55,298)     (28,119)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     76,568      (24,143)
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     32,291      (51,403)
                                                             ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     64,731       52,390
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (217,583)    (185,053)
 Redemptions for contract benefits and terminations.........   (303,009)     (90,585)
 Contract maintenance charges...............................    (43,812)     (49,615)
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (499,673)    (272,863)
                                                             ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --           --
                                                             ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................   (467,382)    (324,266)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,406,092    2,730,358
                                                             ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,938,710   $2,406,092
                                                             ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                CHARTER/SM/ REAL      CHARTER/SM/ SMALL CAP
                                                                     ASSETS*                 GROWTH*
                                                             ----------------------  ----------------------
                                                                2016        2015        2016
                                                             ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   77,234  $   28,944  $ (108,731) $  (91,671)
 Net realized gain (loss) on investments....................    (63,278)    (62,674)    435,930     402,819
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    487,829    (515,002)    188,821    (908,503)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    501,785    (548,732)    516,020    (597,355)
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    578,625     240,177     652,699   1,163,872
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     13,254    (309,704)   (473,239)     82,730
 Redemptions for contract benefits and terminations.........    (45,997)    (44,426)   (430,474)   (265,705)
 Contract maintenance charges...............................         (3)         --    (146,387)   (132,377)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    545,879    (113,953)   (397,401)    848,520
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................   (500,002)         --          --         152
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    547,662    (662,685)    118,619     251,317
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,094,838   4,757,523   7,878,756   7,627,439
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,642,500  $4,094,838  $7,997,375  $7,878,756
                                                             ==========  ==========  ==========  ==========

                                                               CHARTER/SM/ SMALL CAP
                                                                      VALUE*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    41,174  $   (86,432)
 Net realized gain (loss) on investments....................  (1,807,393)     194,944
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   3,759,827   (2,406,443)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,993,608   (2,297,931)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     809,509    1,667,804
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (2,608,293)   9,464,307
 Redemptions for contract benefits and terminations.........    (511,408)    (427,276)
 Contract maintenance charges...............................    (178,583)    (175,650)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (2,488,775)  10,529,185
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (495,167)   8,231,254
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  20,340,685   12,109,431
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $19,845,518  $20,340,685
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                               CLEARBRIDGE VARIABLE
                                                                 AGGRESSIVE GROWTH      CLEARBRIDGE VARIABLE
                                                                     PORTFOLIO         APPRECIATION PORTFOLIO(A)
                                                             ------------------------  ------------------------
                                                                 2016         2015        2016         2015
                                                             -----------  -----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (401,630) $  (354,021) $    3,473   $   24,035
 Net realized gain (loss) on investments....................     702,018    4,303,507     165,868       96,011
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (169,269)  (5,940,541)    400,402      (98,684)
                                                             -----------  -----------  ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     131,119   (1,991,055)    569,743       21,362
                                                             -----------  -----------  ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   8,812,725   24,251,053   2,869,490    4,253,012
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (3,233,572)   8,388,434     608,248      298,809
 Redemptions for contract benefits and terminations.........  (1,643,107)    (883,639)   (216,557)     (61,061)
 Contract maintenance charges...............................      (5,753)      (2,043)     (1,005)          --
                                                             -----------  -----------  ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   3,930,293   31,753,805   3,260,176    4,490,760
                                                             -----------  -----------  ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --        2,951         167           30
                                                             -----------  -----------  ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   4,061,412   29,765,701   3,830,086    4,512,152
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  41,163,479   11,397,778   4,512,152           --
                                                             -----------  -----------  ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $45,224,891  $41,163,479  $8,342,238   $4,512,152
                                                             ===========  ===========  ==========   ==========

                                                               CLEARBRIDGE VARIABLE
                                                                 DIVIDEND STRATEGY
                                                                     PORTFOLIO
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    55,410  $    74,789
 Net realized gain (loss) on investments....................      77,606      (15,253)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,961,435     (534,630)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   2,094,451     (475,094)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,259,972    6,851,364
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   2,840,320    2,791,567
 Redemptions for contract benefits and terminations.........    (575,551)    (272,589)
 Contract maintenance charges...............................      (2,173)        (783)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   7,522,568    9,369,559
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         255          500
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   9,617,274    8,894,965
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  11,927,013    3,032,048
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $21,544,287  $11,927,013
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available on February 23, 2015.

                                    FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              CLEARBRIDGE VARIABLE   DELAWARE VIP(R) DIVERSIFIED
                                                              MID CAP PORTFOLIO(A)        INCOME SERIES
                                                             ----------------------  --------------------------
                                                                2016        2015         2016          2015
                                                             ----------  ----------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (26,514) $  (10,259) $   201,862    $  116,584
 Net realized gain (loss) on investments....................     35,210     126,860      (60,091)       65,456
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    270,497    (161,387)      20,284      (443,795)
                                                             ----------  ----------   -----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    279,193     (44,786)     162,055      (261,755)
                                                             ----------  ----------   -----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,027,174   1,778,194    2,816,413     4,139,677
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    282,820     535,700    1,281,697       293,010
 Redemptions for contract benefits and terminations.........   (129,492)    (14,407)    (824,956)     (320,093)
 Contract maintenance charges...............................       (495)         --           (1)           --
                                                             ----------  ----------   -----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  1,180,007   2,299,487    3,273,153     4,112,594
                                                             ----------  ----------   -----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         51          47           --            --
                                                             ----------  ----------   -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  1,459,251   2,254,748    3,435,208     3,850,839
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,254,748          --    9,930,776     6,079,937
                                                             ----------  ----------   -----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $3,713,999  $2,254,748  $13,365,984    $9,930,776
                                                             ==========  ==========   ===========   ==========

                                                             DELAWARE VIP(R) EMERGING
                                                                 MARKETS SERIES
                                                             -----------------------
                                                                2016         2015
                                                             ----------   ---------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (3,598)  $  (5,074)
 Net realized gain (loss) on investments....................    (44,797)    (51,971)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    144,453     (80,805)
                                                             ----------   ---------

 Net increase (decrease) in net assets resulting from
   operations...............................................     96,058    (137,850)
                                                             ----------   ---------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     54,991     355,815
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    150,935      58,211
 Redemptions for contract benefits and terminations.........    (59,475)    (22,498)
 Contract maintenance charges...............................         --          --
                                                             ----------   ---------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    146,451     391,528
                                                             ----------   ---------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --
                                                             ----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS.......................    242,509     253,678
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................    791,609     537,931
                                                             ----------   ---------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,034,118   $ 791,609
                                                             ==========   =========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available on February 23, 2015.

                                    FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                 DELAWARE VIP(R)
                                                                  LIMITED-TERM
                                                                   DIVERSIFIED       EATON VANCE VT FLOATING-
                                                                  INCOME SERIES          RATE INCOME FUND
                                                             ----------------------  ------------------------
                                                                2016        2015         2016         2015
                                                             ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   10,989  $   11,258  $   333,963  $   174,576
 Net realized gain (loss) on investments....................     (7,704)      1,997     (106,237)     (43,399)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................      7,411     (53,950)     881,207     (443,356)
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     10,696     (40,695)   1,108,933     (312,179)
                                                             ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  2,223,006   1,577,282    5,382,090    5,833,385
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    868,418     841,090    3,238,601    2,033,576
 Redemptions for contract benefits and terminations.........   (412,586)   (347,422)  (1,400,379)  (1,097,422)
 Contract maintenance charges...............................         (2)         --         (354)          (8)
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  2,678,836   2,070,950    7,219,958    6,769,531
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --        1,788        2,701
                                                             ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  2,689,532   2,030,255    8,330,679    6,460,053
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  6,336,812   4,306,557   12,124,557    5,664,504
                                                             ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $9,026,344  $6,336,812  $20,455,236  $12,124,557
                                                             ==========  ==========  ===========  ===========


                                                                    EQ/BLACKROCK
                                                                 BASIC VALUE EQUITY*
                                                             --------------------------
                                                                 2016          2015
                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    176,039  $    (42,229)
 Net realized gain (loss) on investments....................    3,650,640     4,628,547
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   15,720,026   (13,987,957)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................   19,546,705    (9,401,639)
                                                             ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   11,058,814    20,890,396
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (4,616,682)   (2,077,410)
 Redemptions for contract benefits and terminations.........   (5,627,516)   (4,972,424)
 Contract maintenance charges...............................      (20,060)      (17,266)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................      794,556    13,823,296
                                                             ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --            --
                                                             ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   20,341,261     4,421,657
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  119,048,149   114,626,492
                                                             ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $139,389,410  $119,048,149
                                                             ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                EQ/BOSTON ADVISORS        EQ/CAPITAL GUARDIAN
                                                                  EQUITY INCOME*               RESEARCH*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   174,540  $    51,607  $   (97,325) $  (147,851)
 Net realized gain (loss) on investments....................   2,482,856    2,735,746      889,170      826,834
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     388,294   (3,687,898)     260,501     (635,608)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   3,045,690     (900,545)   1,052,346       43,375
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,631,410    2,695,317      696,436      908,265
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (677,843)     381,716     (643,589)       7,269
 Redemptions for contract benefits and terminations.........  (1,677,336)  (1,265,756)    (757,661)    (396,573)
 Contract maintenance charges...............................    (151,716)    (151,469)     (96,924)     (89,860)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (875,485)   1,659,808     (801,738)     429,101
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --           --        4,949
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   2,170,205      759,263      250,608      477,425
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  28,588,125   27,828,862   16,641,216   16,163,791
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $30,758,330  $28,588,125  $16,891,824  $16,641,216
                                                             ===========  ===========  ===========  ===========

                                                                  EQ/COMMON STOCK
                                                                     INDEX*(H)
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    93,630  $    74,800
 Net realized gain (loss) on investments....................     994,879      717,829
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,007,832   (1,100,693)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   3,096,341     (308,064)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   4,085,244    6,700,893
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     307,049    3,488,528
 Redemptions for contract benefits and terminations.........  (1,626,179)    (989,547)
 Contract maintenance charges...............................      (5,446)      (3,531)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,760,668    9,196,343
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          98          260
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   5,857,107    8,888,539
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  28,855,963   19,967,424
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $34,713,070  $28,855,963
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(h)EQ/Common Stock replaced Charter/SM/ Equity due to a fund merger on September 25, 2015.

                                    FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015


                                                             EQ/CONVERTIBLE SECURITIES*    EQ/CORE BOND INDEX*(G)
                                                             --------------------------  --------------------------
                                                                 2016          2015          2016          2015
                                                             ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    348,270  $    434,766  $    (57,786) $      7,719
 Net realized gain (loss) on investments....................     (253,167)      301,812     1,514,646       729,040
 Net change in unrealized appreciation (depreciation) of
   investments..............................................      547,998    (1,098,671)   (1,483,684)   (4,134,158)
                                                             ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................      643,101      (362,093)      (26,824)   (3,397,399)
                                                             ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................      148,967       272,855    20,672,131    14,472,296
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (1,786,909)      213,864    14,304,039    15,443,381
 Redemptions for contract benefits and terminations.........      (61,826)      (64,793)  (23,002,472)  (20,306,761)
 Contract maintenance charges...............................           --            --    (4,855,064)   (4,785,800)
                                                             ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (1,699,768)      421,926     7,118,634     4,823,116
                                                             ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................   (1,000,000)   (1,999,999)       13,189            --
                                                             ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (2,056,667)   (1,940,166)    7,104,999     1,425,717
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   11,735,385    13,675,551   325,034,820   323,609,103
                                                             ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $  9,678,718  $ 11,735,385  $332,139,819  $325,034,820
                                                             ============  ============  ============  ============

                                                                EQ/EMERGING MARKETS
                                                                   EQUITY PLUS*
                                                             ------------------------
                                                                2016         2015
                                                             ----------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (18,282) $    (18,992)
 Net realized gain (loss) on investments....................   (227,511)     (393,599)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    479,973       698,069
                                                             ----------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    234,180       285,478
                                                             ----------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    589,907       862,788
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    940,941      (216,990)
 Redemptions for contract benefits and terminations.........    (95,990)     (101,574)
 Contract maintenance charges...............................       (399)         (272)
                                                             ----------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  1,434,459       543,952
                                                             ----------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        107   (11,897,318)
                                                             ----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................  1,668,746   (11,067,888)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,519,249    13,587,137
                                                             ----------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,187,995  $  2,519,249
                                                             ==========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(g)EQ/Core Bond Index replaced Charter/SM/ Fixed Income due to a fund merger on September 25, 2015.

                                    FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015


                                                                  EQ/ENERGY ETF*          EQ/EQUITY 500 INDEX*
                                                             ------------------------  --------------------------
                                                                 2016         2015         2016          2015
                                                             -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    40,756  $    50,863  $    688,209  $    673,681
 Net realized gain (loss) on investments....................    (681,029)    (200,750)    4,879,352     7,304,849
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,476,051     (878,845)   11,059,146    (9,117,803)
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................     835,778   (1,028,732)   16,626,707    (1,139,273)
                                                             -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     667,778      713,036    30,257,232    38,352,271
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     753,932      246,513    13,787,460    16,231,526
 Redemptions for contract benefits and terminations.........     (95,742)     (90,925)   (7,320,717)   (5,511,679)
 Contract maintenance charges...............................         (25)          --       (20,713)      (13,315)
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   1,325,943      868,624    36,703,262    49,058,803
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................  (1,249,999)    (500,001)           12            --
                                                             -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................     911,722     (660,109)   53,329,981    47,919,530
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   3,482,311    4,142,420   157,241,293   109,321,763
                                                             -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 4,394,033  $ 3,482,311  $210,571,274  $157,241,293
                                                             ===========  ===========  ============  ============

                                                               EQ/GAMCO MERGERS AND
                                                                   ACQUISITIONS*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (216,566) $  (189,530)
 Net realized gain (loss) on investments....................     784,490      698,708
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     380,421     (361,913)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     948,345      147,265
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,592,194    2,950,109
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................      82,713      241,154
 Redemptions for contract benefits and terminations.........    (747,721)    (545,159)
 Contract maintenance charges...............................      (1,741)      (1,471)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     925,445    2,644,633
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,873,790    2,791,898
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  14,686,446   11,894,548
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $16,560,236  $14,686,446
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-137

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                               EQ/GAMCO SMALL COMPANY
                                                                       VALUE*              EQ/GLOBAL BOND PLUS*
                                                             --------------------------  ------------------------
                                                                 2016          2015          2016         2015
                                                             ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (1,801,432) $ (1,612,340) $    42,337  $  (161,282)
 Net realized gain (loss) on investments....................   10,415,341    14,252,374     (174,098)    (174,319)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   33,842,000   (26,561,351)      67,528     (271,323)
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   42,455,909   (13,921,317)     (64,233)    (606,924)
                                                             ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   22,840,066    32,266,354      245,667      662,002
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    2,198,701       275,424      (85,500)    (346,153)
 Redemptions for contract benefits and terminations.........  (10,030,270)   (6,968,162)    (647,233)    (565,981)
 Contract maintenance charges...............................      (32,721)      (27,530)    (115,431)    (112,750)
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   14,975,776    25,546,086     (602,497)    (362,882)
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          557           125           --           --
                                                             ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   57,432,242    11,624,894     (666,730)    (969,806)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  189,069,027   177,444,133   10,769,132   11,738,938
                                                             ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $246,501,269  $189,069,027  $10,102,402  $10,769,132
                                                             ============  ============  ===========  ===========

                                                                EQ/HIGH YIELD BOND*
                                                             -------------------------
                                                                 2016         2015
                                                             -----------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   417,227  $    368,055
 Net realized gain (loss) on investments....................    (133,952)      991,346
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     612,556       (73,283)
                                                             -----------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................     895,831     1,286,118
                                                             -----------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,532,102     2,177,587
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   1,390,604       797,967
 Redemptions for contract benefits and terminations.........    (586,350)     (344,440)
 Contract maintenance charges...............................      (1,227)         (868)
                                                             -----------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,335,129     2,630,246
                                                             -----------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          49   (51,464,714)
                                                             -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,231,009   (47,548,350)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   7,803,442    55,351,792
                                                             -----------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $11,034,451  $  7,803,442
                                                             ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable

                                    FSA-138

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                   EQ/INTERMEDIATE        EQ/INTERNATIONAL EQUITY
                                                                  GOVERNMENT BOND*               INDEX*(D)
                                                             --------------------------  ------------------------
                                                                 2016          2015          2016         2015
                                                             ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (955,853) $ (1,114,353) $   475,393  $   335,927
 Net realized gain (loss) on investments....................      650,777       694,614   (1,450,788)  (2,086,865)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     (997,068)     (875,930)   1,419,862       26,697
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (1,302,144)   (1,295,669)     444,467   (1,724,241)
                                                             ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    4,974,323     4,176,277    4,068,803    5,777,478
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    8,522,551     3,861,107    3,198,377    3,956,745
 Redemptions for contract benefits and terminations.........   (9,224,483)   (9,680,249)  (1,126,933)    (818,579)
 Contract maintenance charges...............................   (1,876,506)   (1,895,838)      (3,415)      (2,460)
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    2,395,885    (3,538,703)   6,136,832    8,913,184
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --            --          150           --
                                                             ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    1,093,741    (4,834,372)   6,581,449    7,188,943
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  125,848,591   130,682,963   27,252,522   20,063,579
                                                             ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $126,942,332  $125,848,591  $33,833,971  $27,252,522
                                                             ============  ============  ===========  ===========

                                                               EQ/INVESCO COMSTOCK*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   352,856  $   258,538
 Net realized gain (loss) on investments....................     563,821    1,242,968
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   3,918,015   (4,359,809)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   4,834,692   (2,858,303)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,118,380    5,090,432
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (3,423,180)  (1,719,782)
 Redemptions for contract benefits and terminations.........  (1,903,029)  (1,435,261)
 Contract maintenance charges...............................    (171,725)    (178,886)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (3,379,554)   1,756,503
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,455,138   (1,101,800)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  34,921,361   36,023,161
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $36,376,499  $34,921,361
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable
(d)EQ/International Equity Index replaced EQ/International ETF due to a fund merger on May 22, 2015.

                                    FSA-139

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                 EQ/JPMORGAN VALUE           EQ/LARGE CAP
                                                                  OPPORTUNITIES*             GROWTH INDEX*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (42,107) $   (80,218) $   (89,345) $  (120,741)
 Net realized gain (loss) on investments....................     876,538      582,059    2,077,786    3,425,633
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,866,043     (931,604)     (90,194)  (2,486,399)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   2,700,474     (429,763)   1,898,247      818,493
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,129,526    1,959,424    5,535,935    6,818,582
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   2,370,542      834,271    5,167,536    3,166,187
 Redemptions for contract benefits and terminations.........    (638,613)    (280,923)  (1,369,050)  (1,736,125)
 Contract maintenance charges...............................    (113,448)     (62,138)      (4,655)      (3,339)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,748,007    2,450,634    9,329,766    8,245,305
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --           24          452
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   5,448,481    2,020,871   11,228,037    9,064,250
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  11,885,925    9,865,054   31,844,860   22,780,610
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $17,334,406  $11,885,925  $43,072,897  $31,844,860
                                                             ===========  ===========  ===========  ===========

                                                                   EQ/LARGE CAP
                                                                   VALUE INDEX*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   202,274  $   287,717
 Net realized gain (loss) on investments....................    (351,721)   1,719,449
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,766,661   (3,393,430)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   2,617,214   (1,386,264)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   3,899,484    5,880,980
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (5,432,720)   6,510,681
 Redemptions for contract benefits and terminations.........    (909,338)    (839,906)
 Contract maintenance charges...............................      (2,724)      (1,770)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (2,445,298)  11,549,985
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     171,916   10,163,721
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  29,073,072   18,909,351
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $29,244,988  $29,073,072
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable

                                    FSA-140

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                                EQ/MFS
                                                                 EQ/LOW VOLATILITY           INTERNATIONAL
                                                                    GLOBAL ETF*                 GROWTH*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    70,002  $    67,881  $  (123,681) $  (242,056)
 Net realized gain (loss) on investments....................     184,153      226,302      (44,183)     646,675
 Net change in unrealized appreciation (depreciation) of
   investments..............................................      80,528     (251,027)     297,937     (978,284)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     334,683       43,156      130,073     (573,665)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     353,330      339,366    3,320,735    4,701,416
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     252,706      202,393      697,918      888,183
 Redemptions for contract benefits and terminations.........     (85,290)    (177,282)  (1,649,764)  (1,147,561)
 Contract maintenance charges...............................          --           --     (159,908)    (145,753)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     520,746      364,477    2,208,981    4,296,285
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................  (1,200,000)  (1,500,000)          69           27
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (344,571)  (1,092,367)   2,339,123    3,722,647
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   4,045,849    5,138,216   29,675,613   25,952,966
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 3,701,278  $ 4,045,849  $32,014,736  $29,675,613
                                                             ===========  ===========  ===========  ===========


                                                                 EQ/MID CAP INDEX*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (75,640) $  (249,075)
 Net realized gain (loss) on investments....................   4,596,987    1,503,636
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   5,561,585   (4,377,952)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  10,082,932   (3,123,391)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   7,650,755   14,141,146
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  12,706,331   (2,740,686)
 Redemptions for contract benefits and terminations.........  (2,212,465)  (1,668,962)
 Contract maintenance charges...............................      (6,039)      (4,221)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  18,138,582    9,727,277
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --            1
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  28,221,514    6,603,887
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  46,888,607   40,284,720
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $75,110,121  $46,888,607
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable

                                    FSA-141

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015


                                                                   EQ/MONEY MARKET*         EQ/OPPENHEIMER GLOBAL*
                                                             ----------------------------  ------------------------
                                                                  2016           2015          2016         2015
                                                             -------------  -------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (2,151,382) $  (1,714,521) $  (324,889) $  (618,547)
 Net realized gain (loss) on investments....................        (1,734)           256      844,909    1,505,894
 Net change in unrealized appreciation (depreciation) of
   investments..............................................         1,714         (1,939)  (1,140,276)  (1,311,008)
                                                             -------------  -------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (2,151,402)    (1,716,204)    (620,256)    (423,661)
                                                             -------------  -------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   188,403,821    223,829,029    6,871,762   15,675,503
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (146,193,206)  (180,512,508)  (4,778,768)   1,680,727
 Redemptions for contract benefits and terminations.........   (23,786,118)   (19,008,737)  (2,274,889)  (2,045,779)
 Contract maintenance charges...............................      (317,404)      (295,565)    (192,594)    (133,448)
                                                             -------------  -------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    18,107,093     24,012,219     (374,489)  15,177,003
                                                             -------------  -------------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        15,986             --           --          575
                                                             -------------  -------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    15,971,677     22,296,015     (994,745)  14,753,917
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   137,778,905    115,482,890   54,900,279   40,146,362
                                                             -------------  -------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 153,750,582  $ 137,778,905  $53,905,534  $54,900,279
                                                             =============  =============  ===========  ===========

                                                               EQ/PIMCO GLOBAL REAL
                                                                     RETURN*
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   508,903  $   10,939
 Net realized gain (loss) on investments....................     107,553      36,970
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     306,508    (378,210)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     922,964    (330,301)
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,202,042   3,237,166
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   2,990,787   1,034,435
 Redemptions for contract benefits and terminations.........    (605,680)   (246,936)
 Contract maintenance charges...............................      (1,130)       (678)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   4,586,019   4,023,987
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --         125
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   5,508,983   3,693,811
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   8,251,419   4,557,608
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $13,760,402  $8,251,419
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable

                                    FSA-142

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                               EQ/PIMCO ULTRA SHORT
                                                                       BOND*             EQ/QUALITY BOND PLUS*
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (110,347) $  (249,378) $   (72,719) $  (102,883)
 Net realized gain (loss) on investments....................     (71,168)     (66,134)      83,197       49,337
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     378,238     (147,969)     (92,496)    (297,216)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     196,723     (463,481)     (82,018)    (350,762)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   3,338,703    4,036,583    2,205,483    2,727,508
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   3,667,591    1,021,239      377,050      766,470
 Redemptions for contract benefits and terminations.........  (3,447,295)  (1,552,668)  (2,120,238)    (755,594)
 Contract maintenance charges...............................     (42,025)     (40,412)    (550,223)    (510,207)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   3,516,974    3,464,742      (87,928)   2,228,177
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --           --          425
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,713,697    3,001,261     (169,946)   1,877,840
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  29,092,992   26,091,731   26,943,252   25,065,412
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $32,806,689  $29,092,992  $26,773,306  $26,943,252
                                                             ===========  ===========  ===========  ===========

                                                                     EQ/SMALL
                                                                  COMPANY INDEX*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $      (209) $  (189,379)
 Net realized gain (loss) on investments....................   2,257,306    1,908,849
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   5,734,581   (4,337,912)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   7,991,678   (2,618,442)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,047,836   10,711,461
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  14,245,390   (3,482,363)
 Redemptions for contract benefits and terminations.........  (1,803,159)  (1,157,656)
 Contract maintenance charges...............................      (4,120)      (2,930)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  17,485,947    6,068,512
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  25,477,625    3,450,070
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  29,635,287   26,185,217
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $55,112,912  $29,635,287
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable

                                    FSA-143

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015


                                                               EQ/T. ROWE PRICE GROWTH       EQ/UBS GROWTH &
                                                                       STOCK*                    INCOME*
                                                             --------------------------  -----------------------
                                                                 2016          2015         2016         2015
                                                             ------------  ------------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (1,867,829) $ (1,537,363) $  (44,254) $   (54,556)
 Net realized gain (loss) on investments....................    7,713,643     9,080,500     310,262    1,248,712
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (4,774,993)      346,281     295,160   (1,384,661)
                                                             ------------  ------------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    1,070,821     7,889,418     561,168     (190,505)
                                                             ------------  ------------  ----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   19,610,120    25,934,915     708,021    1,136,555
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    1,390,349     9,490,124      49,057      166,675
 Redemptions for contract benefits and terminations.........   (6,539,260)   (4,057,837)   (369,408)    (304,767)
 Contract maintenance charges...............................     (354,870)     (295,941)   (145,704)    (129,681)
                                                             ------------  ------------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   14,106,339    31,071,261     241,966      868,782
                                                             ------------  ------------  ----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          380         1,122          --           --
                                                             ------------  ------------  ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   15,177,540    38,961,801     803,134      678,277
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  125,600,171    86,638,370   6,412,014    5,733,737
                                                             ------------  ------------  ----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $140,777,711  $125,600,171  $7,215,148  $ 6,412,014
                                                             ============  ============  ==========  ===========

                                                                    FEDERATED
                                                                 HIGH INCOME BOND
                                                                     FUND II
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   479,870  $  248,210
 Net realized gain (loss) on investments....................    (275,345)   (139,236)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,275,747    (544,329)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,480,272    (435,355)
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   4,256,188   4,049,742
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     568,622   1,071,234
 Redemptions for contract benefits and terminations.........    (773,241)   (767,578)
 Contract maintenance charges...............................          (8)         (5)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   4,051,561   4,353,393
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --          --
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   5,531,833   3,918,038
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   9,245,117   5,327,079
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $14,776,950  $9,245,117
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable

                                    FSA-144

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                     FIDELITY(R) VIP ASSET
                                                               FEDERATED KAUFMANN      MANAGER: GROWTH
                                                                     FUND II              PORTFOLIO
                                                             ----------------------  -------------------
                                                                2016        2015        2016       2015
                                                             ----------  ----------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (45,419) $  (22,637) $  (2,952)  $ (4,663)
 Net realized gain (loss) on investments....................     88,450     142,535     76,445     42,451
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     85,389    (160,811)   (64,890)   (50,416)
                                                             ----------  ----------  ---------   --------

 Net increase (decrease) in net assets resulting from
   operations...............................................    128,420     (40,913)     8,603    (12,628)
                                                             ----------  ----------  ---------   --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,042,569   1,701,363      1,154     40,809
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (376,206)  1,209,375   (101,184)   (26,197)
 Redemptions for contract benefits and terminations.........   (172,646)    (56,094)   (60,989)   (33,135)
 Contract maintenance charges...............................        (82)         --       (276)      (262)
                                                             ----------  ----------  ---------   --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    493,635   2,854,644   (161,295)   (18,785)
                                                             ----------  ----------  ---------   --------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --         --         --
                                                             ----------  ----------  ---------   --------

NET INCREASE (DECREASE) IN NET ASSETS.......................    622,055   2,813,731   (152,692)   (31,413)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  3,574,972     761,241    894,492    925,905
                                                             ----------  ----------  ---------   --------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,197,027  $3,574,972  $ 741,800   $894,492
                                                             ==========  ==========  =========   ========

                                                             FIDELITY(R) VIP CONTRAFUND(R)
                                                                      PORTFOLIO
                                                             ----------------------------
                                                                 2016           2015
                                                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (1,024,104)  $   (615,343)
 Net realized gain (loss) on investments....................   10,278,400     12,474,048
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (1,688,670)   (13,598,666)
                                                             ------------   ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    7,565,626     (1,739,961)
                                                             ------------   ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   13,334,172     25,336,607
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (12,264,331)    14,035,566
 Redemptions for contract benefits and terminations.........   (6,058,299)    (5,188,661)
 Contract maintenance charges...............................      (20,125)       (16,648)
                                                             ------------   ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (5,008,583)    34,166,864
                                                             ------------   ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................            6           (124)
                                                             ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................    2,557,049     32,426,779
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  139,837,420    107,410,641
                                                             ------------   ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $142,394,469   $139,837,420
                                                             ============   ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-145

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             FIDELITY(R) VIP FREEDOM 2015 FIDELITY(R) VIP FREEDOM 2020
                                                                   PORTFOLIO                     PORTFOLIO
                                                             ---------------------------  ---------------------------
                                                                2016           2015          2016           2015
                                                               ---------     ---------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (2,459)     $     506     $   (2,702)    $    5,964
 Net realized gain (loss) on investments....................    32,073         29,012         77,350         17,891
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (3,041)       (40,086)       (21,926)       (38,710)
                                                               ---------     ---------     ----------     ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    26,573        (10,568)        52,722        (14,855)
                                                               ---------     ---------     ----------     ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     9,630          1,239         11,490          4,842
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (130,195)       (28,555)      (152,260)       572,233
 Redemptions for contract benefits and terminations.........   (24,965)       (70,021)       (28,078)      (102,259)
 Contract maintenance charges...............................       (81)           (71)          (210)          (208)
                                                               ---------     ---------     ----------     ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (145,611)       (97,408)      (169,058)       474,608
                                                               ---------     ---------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (119,038)      (107,976)      (116,336)       459,753
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   717,743        825,719      1,161,785        702,032
                                                               ---------     ---------     ----------     ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 598,705      $ 717,743     $1,045,449     $1,161,785
                                                               =========     =========     ==========     ==========

                                                             FIDELITY(R) VIP FREEDOM 2025
                                                                   PORTFOLIO
                                                             ---------------------------
                                                                2016           2015
                                                               ----------     --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $      (57)     $  2,464
 Net realized gain (loss) on investments....................     39,780        14,783
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     16,140       (36,696)
                                                               ----------     --------

 Net increase (decrease) in net assets resulting from
   operations...............................................     55,863       (19,449)
                                                               ----------     --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................      1,385        18,912
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    228,818        81,256
 Redemptions for contract benefits and terminations.........    (57,319)      (15,361)
 Contract maintenance charges...............................       (198)         (269)
                                                               ----------     --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    172,686        84,538
                                                               ----------     --------

NET INCREASE (DECREASE) IN NET ASSETS.......................    228,549        65,089
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................    981,353       916,264
                                                               ----------     --------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,209,902      $981,353
                                                               ==========     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-146

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             FIDELITY(R) VIP FREEDOM 2030  FIDELITY(R) VIP MID CAP
                                                                  PORTFOLIO                       PORTFOLIO
                                                             ---------------------------  ------------------------
                                                               2016           2015            2016         2015
                                                               --------       --------    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (1,469)      $    185      $  (661,393) $  (624,143)
 Net realized gain (loss) on investments....................   47,530         17,880        2,915,420    5,837,404
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (1,716)       (32,773)       4,266,691   (7,329,380)
                                                               --------       --------    -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   44,345        (14,708)       6,520,718   (2,116,119)
                                                               --------       --------    -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   72,880          3,000        7,248,442   12,540,704
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    5,485         49,956       (1,025,259)   3,993,064
 Redemptions for contract benefits and terminations.........  (66,021)       (38,922)      (3,492,499)  (2,246,825)
 Contract maintenance charges...............................     (108)          (135)          (9,643)      (7,578)
                                                               --------       --------    -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   12,236         13,899        2,721,041   14,279,365
                                                               --------       --------    -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................       --             --               --           --
                                                               --------       --------    -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   56,581           (809)       9,241,759   12,163,246
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  839,001        839,810       59,532,141   47,368,895
                                                               --------       --------    -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $895,582       $839,001      $68,773,900  $59,532,141
                                                               ========       ========    ===========  ===========

                                                             FIDELITY(R) VIP STRATEGIC
                                                                 INCOME PORTFOLIO
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ 1,955,615  $   949,217
 Net realized gain (loss) on investments....................    (524,459)    (220,227)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   3,312,793   (3,075,475)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   4,743,949   (2,346,485)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  13,447,173   16,627,428
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   8,467,877    3,821,869
 Redemptions for contract benefits and terminations.........  (3,958,385)  (4,049,988)
 Contract maintenance charges...............................      (7,749)      (5,900)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  17,948,916   16,393,409
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         578           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  22,693,443   14,046,924
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  68,880,300   54,833,376
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $91,573,743  $68,880,300
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-147

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                        FIRST TRUST/DOW JONES
                                                             FIRST TRUST MULTI INCOME     DIVIDEND & INCOME
                                                              ALLOCATION PORTFOLIO      ALLOCATION PORTFOLIO
                                                             ----------------------   ------------------------
                                                                2016         2015         2016         2015
                                                             ----------   ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   24,898   $   22,719  $   (71,068) $   200,906
 Net realized gain (loss) on investments....................    (12,372)     (14,719)   1,006,571      448,814
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    175,705     (106,882)   1,828,498     (920,684)
                                                             ----------   ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    188,231      (98,882)   2,764,001     (270,964)
                                                             ----------   ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    671,033    1,600,624    5,394,279    3,871,323
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    416,949      327,862   11,646,593    7,490,434
 Redemptions for contract benefits and terminations.........   (708,275)    (103,261)  (1,667,773)    (851,698)
 Contract maintenance charges...............................       (179)         (73)      (1,848)        (929)
                                                             ----------   ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    379,528    1,825,152   15,371,251   10,509,130
                                                             ----------   ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          (50)         493          499
                                                             ----------   ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    567,759    1,726,220   18,135,745   10,238,665
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,284,299      558,079   19,926,709    9,688,044
                                                             ----------   ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,852,058   $2,284,299  $38,062,454  $19,926,709
                                                             ==========   ==========  ===========  ===========

                                                              FRANKLIN FOUNDING FUNDS
                                                                ALLOCATION VIP FUND
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   449,439  $   256,122
 Net realized gain (loss) on investments....................       7,218      (87,447)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,441,631   (1,539,623)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,898,288   (1,370,948)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,824,513    4,035,321
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (2,239,272)  (3,750,067)
 Redemptions for contract benefits and terminations.........    (970,618)  (1,153,138)
 Contract maintenance charges...............................      (2,777)      (2,367)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (388,154)    (870,251)
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,510,134   (2,241,199)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  17,143,333   19,384,532
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $18,653,467  $17,143,333
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-148

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                       FRANKLIN MUTUAL SHARES VIP
                                                             FRANKLIN INCOME VIP FUND            FUND
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016          2015
                                                             -----------  -----------  -----------   -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ 2,590,788  $ 2,465,489  $    86,969   $   236,026
 Net realized gain (loss) on investments....................  (1,941,890)    (431,932)   1,221,227     1,268,249
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   8,146,638   (8,622,262)     467,593    (2,370,516)
                                                             -----------  -----------  -----------   -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   8,795,536   (6,588,705)   1,775,789      (866,241)
                                                             -----------  -----------  -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  10,662,770   17,434,722      585,302       977,050
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (3,691,127)  (1,461,761)    (503,877)     (252,990)
 Redemptions for contract benefits and terminations.........  (5,324,947)  (3,850,363)    (909,811)     (548,342)
 Contract maintenance charges...............................      (6,588)      (5,253)      (1,989)       (1,927)
                                                             -----------  -----------  -----------   -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   1,640,108   12,117,345     (830,375)      173,791
                                                             -----------  -----------  -----------   -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           5          125           --            --
                                                             -----------  -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  10,435,649    5,528,765      945,414      (692,450)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  72,292,900   66,764,135   12,752,394    13,444,844
                                                             -----------  -----------  -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $82,728,549  $72,292,900  $13,697,808   $12,752,394
                                                             ===========  ===========  ===========   ===========

                                                             FRANKLIN RISING DIVIDENDS
                                                                     VIP FUND
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (23,644) $    14,387
 Net realized gain (loss) on investments....................   5,488,271    4,705,876
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,516,296   (7,090,493)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   6,980,923   (2,370,230)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   8,046,647    8,903,106
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   6,377,488       56,304
 Redemptions for contract benefits and terminations.........  (2,245,313)  (1,234,149)
 Contract maintenance charges...............................      (5,633)      (3,811)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  12,173,189    7,721,450
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  19,154,112    5,351,220
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  44,928,554   39,577,334
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $64,082,666  $44,928,554
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-149

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015


                                                             FRANKLIN STRATEGIC INCOME GOLDMAN SACHS VIT MID CAP
                                                                     VIP FUND                 VALUE FUND
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ 1,133,593  $ 2,856,584  $   (86,387) $  (421,156)
 Net realized gain (loss) on investments....................  (2,071,175)    (214,807)    (748,956)   2,801,703
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   4,450,572   (5,776,078)   4,178,739   (6,018,683)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   3,512,990   (3,134,301)   3,343,396   (3,638,136)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   4,372,924   10,031,356    1,978,319    5,242,983
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,657,076)    (740,325)  (2,665,980)    (427,278)
 Redemptions for contract benefits and terminations.........  (3,118,823)  (2,518,722)  (1,287,084)  (1,172,092)
 Contract maintenance charges...............................      (7,734)      (6,411)      (4,781)      (4,387)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (410,709)   6,765,898   (1,979,526)   3,639,226
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,102,281    3,631,597    1,363,870        1,090
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  56,164,484   52,532,887   30,109,802   30,108,712
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $59,266,765  $56,164,484  $31,473,672  $30,109,802
                                                             ===========  ===========  ===========  ===========

                                                              GUGGENHEIM VIF GLOBAL
                                                             MANAGED FUTURES STRATEGY
                                                                      FUND
                                                             ----------------------
                                                                2016         2015
                                                             ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   63,372   $   17,938
 Net realized gain (loss) on investments....................   (126,066)      76,765
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (346,539)    (167,155)
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (409,233)     (72,452)
                                                             ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    539,608      764,779
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    469,455      288,826
 Redemptions for contract benefits and terminations.........   (197,859)    (154,507)
 Contract maintenance charges...............................        (67)         (71)
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    811,137      899,027
                                                             ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    401,904      826,575
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,030,457    1,203,882
                                                             ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,432,361   $2,030,457
                                                             ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-150

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             GUGGENHEIM VIF MULTI-     HARTFORD CAPITAL
                                                             HEDGE STRATEGIES FUND   APPRECIATION HLS FUND
                                                             --------------------  ------------------------
                                                               2016       2015         2016         2015
                                                             --------   --------   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $(12,571)  $ (7,202)  $   (65,901) $   (20,141)
 Net realized gain (loss) on investments....................    7,551      9,886       550,516    1,114,634
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (13,357)     1,067        74,196   (1,268,440)
                                                             --------   --------   -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (18,377)     3,751       558,811     (173,947)
                                                             --------   --------   -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    9,283      9,051     2,855,997    5,640,763
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    9,043     98,531      (287,633)   2,825,732
 Redemptions for contract benefits and terminations.........  (19,398)   (23,977)     (335,248)    (233,441)
 Contract maintenance charges...............................     (107)      (101)       (1,216)        (259)
                                                             --------   --------   -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (1,179)    83,504     2,231,900    8,232,795
                                                             --------   --------   -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................       --         --            71           --
                                                             --------   --------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (19,556)    87,255     2,790,782    8,058,848
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  901,134    813,879     9,786,120    1,727,272
                                                             --------   --------   -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $881,578   $901,134   $12,576,902  $ 9,786,120
                                                             ========   ========   ===========  ===========

                                                                  HARTFORD GROWTH
                                                              OPPORTUNITIES HLS FUND
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (254,866) $  (124,236)
 Net realized gain (loss) on investments....................   2,262,695    2,192,318
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (2,177,012)  (1,676,531)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (169,183)     391,551
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,948,915   11,221,519
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................      98,533    7,499,257
 Redemptions for contract benefits and terminations.........    (730,853)    (346,155)
 Contract maintenance charges...............................      (2,272)        (465)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   5,314,323   18,374,156
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          58           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   5,145,198   18,765,707
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  20,369,420    1,603,713
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $25,514,618  $20,369,420
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-151

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             INVESCO V.I. AMERICAN INVESCO V.I. BALANCED-RISK
                                                                FRANCHISE FUND         ALLOCATION FUND
                                                             -------------------   -------------------------
                                                                2016       2015       2016          2015
                                                             ---------   --------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (6,800)  $ (8,476) $  (61,171)   $  115,537
 Net realized gain (loss) on investments....................    (8,809)    30,477    (246,849)      275,319
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (30,754)   (17,741)    847,335      (636,794)
                                                             ---------   --------   ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (46,363)     4,260     539,315      (245,938)
                                                             ---------   --------   ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     9,279      1,701   2,490,639     1,646,558
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (308,998)   469,077   1,834,403       680,494
 Redemptions for contract benefits and terminations.........   (61,333)   (46,394)   (697,876)     (256,018)
 Contract maintenance charges...............................       (82)       (70)         (6)           --
                                                             ---------   --------   ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (361,134)   424,314   3,627,160     2,071,034
                                                             ---------   --------   ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        --     18,877          87           174
                                                             ---------   --------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (407,497)   447,451   4,166,562     1,825,270
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   902,034    454,583   4,743,345     2,918,075
                                                             ---------   --------   ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 494,537   $902,034  $8,909,907    $4,743,345
                                                             =========   ========   ==========   ==========

                                                             INVESCO V.I. DIVERSIFIED
                                                                   DIVIDEND FUND
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (85,255) $    88,638
 Net realized gain (loss) on investments....................     887,506      937,843
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   5,805,732   (1,255,088)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   6,607,983     (228,607)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   9,093,754    8,862,165
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  17,778,863   13,314,809
 Redemptions for contract benefits and terminations.........  (2,024,280)    (895,477)
 Contract maintenance charges...............................      (5,693)      (2,735)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  24,842,644   21,278,762
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................       1,007          704
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  31,451,634   21,050,859
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  37,466,939   16,416,080
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $68,918,573  $37,466,939
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-152

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             INVESCO V.I. EQUITY AND INVESCO V.I. GLOBAL HEALTH
                                                                 INCOME FUND(A)             CARE FUND
                                                             ----------------------  -------------------------
                                                                2016        2015        2016          2015
                                                             ----------  ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   34,556  $   45,369  $  (41,830)   $  (27,519)
 Net realized gain (loss) on investments....................     93,176     210,600     303,315       301,454
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    928,029    (387,038)   (716,124)     (389,196)
                                                             ----------  ----------   ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  1,055,761    (131,069)   (454,639)     (115,261)
                                                             ----------  ----------   ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  3,431,785   4,174,299     539,964     1,994,687
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    740,019     492,997       1,048       677,512
 Redemptions for contract benefits and terminations.........   (264,255)   (115,186)   (197,569)     (100,703)
 Contract maintenance charges...............................     (1,132)         --         (21)           --
                                                             ----------  ----------   ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  3,906,417   4,552,110     343,422     2,571,496
                                                             ----------  ----------   ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        167          33          --            --
                                                             ----------  ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  4,962,345   4,421,074    (111,217)    2,456,235
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,421,074          --   3,502,600     1,046,365
                                                             ----------  ----------   ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $9,383,419  $4,421,074  $3,391,383    $3,502,600
                                                             ==========  ==========   ==========   ==========

                                                             INVESCO V.I. GLOBAL REAL
                                                                    ESTATE FUND
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $     1,774  $ 1,488,685
 Net realized gain (loss) on investments....................   2,455,322      987,696
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (2,234,200)  (5,109,683)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     222,896   (2,633,302)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   6,324,658   12,125,362
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (2,896,682)     831,308
 Redemptions for contract benefits and terminations.........  (4,461,484)  (2,619,172)
 Contract maintenance charges...............................     (10,499)      (9,312)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (1,044,007)  10,328,186
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................      (2,201)       2,199
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (823,312)   7,697,083
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  75,807,089   68,110,006
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $74,983,777  $75,807,089
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available on February 23, 2015.

                                    FSA-153

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                   INVESCO V.I.        INVESCO V.I. INTERNATIONAL
                                                                  HIGH YIELD FUND             GROWTH FUND
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016          2015
                                                             -----------  -----------  -----------   -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   971,657  $ 1,327,352  $   (79,687)  $   (18,781)
 Net realized gain (loss) on investments....................    (764,658)    (356,195)     207,780       514,261
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,876,788   (2,719,220)  (1,017,087)   (2,313,209)
                                                             -----------  -----------  -----------   -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   3,083,787   (1,748,063)    (888,994)   (1,817,729)
                                                             -----------  -----------  -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   4,743,487    6,715,334    4,629,252     8,615,641
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   1,493,210    3,771,272     (805,626)    1,178,481
 Redemptions for contract benefits and terminations.........  (2,397,701)  (2,151,861)  (1,901,639)   (1,413,848)
 Contract maintenance charges...............................      (3,694)      (2,995)      (6,106)       (5,170)
                                                             -----------  -----------  -----------   -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   3,835,302    8,331,750    1,915,881     8,375,104
                                                             -----------  -----------  -----------   -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        (548)         959         (638)        1,040
                                                             -----------  -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   6,918,541    6,584,646    1,026,249     6,558,415
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  31,929,134   25,344,488   42,225,082    35,666,667
                                                             -----------  -----------  -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $38,847,675  $31,929,134  $43,251,331   $42,225,082
                                                             ===========  ===========  ===========   ===========

                                                             INVESCO V.I. MID CAP CORE
                                                                    EQUITY FUND
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (148,239) $  (128,106)
 Net realized gain (loss) on investments....................     579,101    1,048,305
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     772,118   (1,521,451)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,202,980     (601,252)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,112,583    1,695,220
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (296,056)     (72,917)
 Redemptions for contract benefits and terminations.........    (359,784)    (322,161)
 Contract maintenance charges...............................      (1,999)      (1,642)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     454,744    1,298,500
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,657,724      697,248
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  10,011,232    9,313,984
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $11,668,956  $10,011,232
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-154

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              INVESCO V.I. SMALL CAP
                                                                    EQUITY FUND          IVY VIP ASSET STRATEGY
                                                             ------------------------  -------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (177,344) $  (150,050) $  (329,332) $   (545,353)
 Net realized gain (loss) on investments....................     349,541    2,473,478   (5,031,561)    6,303,184
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,218,747   (3,270,553)   3,635,368   (10,733,827)
                                                             -----------  -----------  -----------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,390,944     (947,125)  (1,725,525)   (4,975,996)
                                                             -----------  -----------  -----------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,605,405    3,871,037    1,950,542     6,358,604
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     203,446    1,090,247   (7,052,882)   (7,825,670)
 Redemptions for contract benefits and terminations.........    (590,761)    (662,176)  (2,280,467)   (2,616,615)
 Contract maintenance charges...............................      (1,809)      (1,211)      (5,537)       (5,594)
                                                             -----------  -----------  -----------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,216,281    4,297,897   (7,388,344)   (4,089,275)
                                                             -----------  -----------  -----------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --           --          (201)
                                                             -----------  -----------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,607,225    3,350,772   (9,113,869)   (9,065,472)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  11,807,270    8,456,498   44,440,948    53,506,420
                                                             -----------  -----------  -----------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $15,414,495  $11,807,270  $35,327,079  $ 44,440,948
                                                             ===========  ===========  ===========  ============

                                                                 IVY VIP DIVIDEND
                                                                   OPPORTUNITIES
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (30,298) $   (25,369)
 Net realized gain (loss) on investments....................     812,671    2,209,195
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     (12,857)  (2,775,821)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     769,516     (591,995)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     667,343    1,680,822
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,147,083)    (226,693)
 Redemptions for contract benefits and terminations.........  (1,048,199)  (1,033,968)
 Contract maintenance charges...............................      (2,144)      (2,051)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (1,530,083)     418,110
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (760,567)    (173,885)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  16,126,700   16,300,585
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $15,366,133  $16,126,700
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-155

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                        IVY VIP GLOBAL NATURAL
                                                                  IVY VIP ENERGY               RESOURCES
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (427,713) $  (435,438) $   (71,749) $  (149,889)
 Net realized gain (loss) on investments....................  (2,246,177)    (856,717)    (853,450)    (562,069)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  12,839,467   (7,145,987)   2,920,107   (2,100,431)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  10,165,577   (8,438,142)   1,994,908   (2,812,389)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   3,435,578    5,285,737      667,389    1,167,071
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   1,933,612    3,358,326      (67,303)    (467,104)
 Redemptions for contract benefits and terminations.........  (1,738,853)  (1,132,292)    (635,431)    (477,585)
 Contract maintenance charges...............................      (4,600)      (3,810)      (1,782)      (1,854)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   3,625,737    7,507,961      (37,127)     220,528
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --        2,451           --           --
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  13,791,314     (927,730)   1,957,781   (2,591,861)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  28,438,189   29,365,919    9,117,365   11,709,226
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $42,229,503  $28,438,189  $11,075,146  $ 9,117,365
                                                             ===========  ===========  ===========  ===========

                                                                 IVY VIP HIGH INCOME
                                                             --------------------------
                                                                 2016          2015
                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  6,706,418  $  5,308,558
 Net realized gain (loss) on investments....................   (2,326,222)    1,053,597
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   11,112,472   (15,778,535)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................   15,492,668    (9,416,380)
                                                             ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    9,103,676    19,944,211
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (5,207,398)   (8,861,884)
 Redemptions for contract benefits and terminations.........   (5,089,465)   (4,659,554)
 Contract maintenance charges...............................      (16,240)      (13,771)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (1,209,427)    6,409,002
                                                             ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --            --
                                                             ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   14,283,241    (3,007,378)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  108,377,845   111,385,223
                                                             ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $122,661,086  $108,377,845
                                                             ============  ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-156

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                     IVY VIP
                                                                MICRO CAP GROWTH      IVY VIP MID CAP GROWTH
                                                             ----------------------  ------------------------
                                                                2016        2015         2016         2015
                                                             ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (25,705) $  (22,064) $  (609,745) $  (623,732)
 Net realized gain (loss) on investments....................     69,796      94,962    2,489,872    4,123,553
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    264,236    (298,687)      91,387   (6,880,319)
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    308,327    (225,789)   1,971,514   (3,380,498)
                                                             ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    384,764     565,411    2,917,480    6,772,187
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    203,386     137,541   (1,813,506)     319,717
 Redemptions for contract benefits and terminations.........   (128,115)    (87,893)  (1,687,907)  (1,461,562)
 Contract maintenance charges...............................        (45)         --       (7,990)      (6,998)
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    459,990     615,059     (591,923)   5,623,344
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --         499           --           --
                                                             ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    768,317     389,769    1,379,591    2,242,846
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  1,938,587   1,548,818   43,085,381   40,842,535
                                                             ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,706,904  $1,938,587  $44,464,972  $43,085,381
                                                             ==========  ==========  ===========  ===========

                                                                IVY VIP SCIENCE AND
                                                                    TECHNOLOGY
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (836,584) $  (855,391)
 Net realized gain (loss) on investments....................   2,148,134    4,998,971
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (1,278,336)  (7,263,347)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................      33,214   (3,119,767)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   6,354,594   14,476,101
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (5,443,835)   2,485,696
 Redemptions for contract benefits and terminations.........  (2,896,790)  (2,051,779)
 Contract maintenance charges...............................      (7,791)      (6,746)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (1,993,822)  14,903,272
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,960,608)  11,783,505
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  64,428,214   52,644,709
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $62,467,606  $64,428,214
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-157

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                          JANUS ASPEN SERIES
                                                             IVY VIP SMALL CAP GROWTH     BALANCED PORTFOLIO
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (321,671) $  (308,775) $   261,833  $    36,817
 Net realized gain (loss) on investments....................   1,411,080    3,632,120      230,384      274,413
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (713,586)  (3,631,026)     747,878     (401,284)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     375,823     (307,681)   1,240,095      (90,054)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,120,475    4,898,745   10,740,428   12,398,463
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,979,439)   2,094,299    4,335,231    4,218,057
 Redemptions for contract benefits and terminations.........    (958,153)    (722,938)  (1,724,768)    (535,329)
 Contract maintenance charges...............................      (3,732)      (3,069)         (17)          --
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (820,849)   6,267,037   13,350,874   16,081,191
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --          439          510
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (445,026)   5,959,356   14,591,408   15,991,647
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  23,529,472   17,570,116   20,362,945    4,371,298
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $23,084,446  $23,529,472  $34,954,353  $20,362,945
                                                             ===========  ===========  ===========  ===========

                                                                JANUS ASPEN SERIES
                                                              FLEXIBLE BOND PORTFOLIO
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   261,349  $    71,839
 Net realized gain (loss) on investments....................     (70,381)      16,523
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (293,876)    (232,891)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (102,908)    (144,529)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   8,348,443    6,058,640
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   4,475,813    1,772,636
 Redemptions for contract benefits and terminations.........    (797,593)    (336,198)
 Contract maintenance charges...............................          (5)          (8)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  12,026,658    7,495,070
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         400          249
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  11,924,150    7,350,790
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  10,606,595    3,255,805
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $22,530,745  $10,606,595
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-158

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             JANUS ASPEN SERIES INTECH JPMORGAN INSURANCE TRUST
                                                               U.S. LOW VOLATILITY        GLOBAL ALLOCATION
                                                                    PORTFOLIO                PORTFOLIO(F)
                                                             ------------------------  -----------------------
                                                                2016         2015          2016        2015
                                                             ----------   ----------   -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   29,425   $   12,574   $   229,431  $   73,542
 Net realized gain (loss) on investments....................    194,848       74,676       (40,066)     23,006
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    172,726      (19,572)      327,780    (240,774)
                                                             ----------   ----------   -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    396,999       67,678       517,145    (144,226)
                                                             ----------   ----------   -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  2,802,372      994,028     3,598,234   6,807,334
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  1,984,097      782,038     2,089,093     712,477
 Redemptions for contract benefits and terminations.........   (272,661)     (73,215)     (747,935)    (49,867)
                                                             ----------   ----------   -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  4,513,808    1,702,851     4,939,392   7,469,944
                                                             ----------   ----------   -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        178           28           198         249
                                                             ----------   ----------   -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  4,910,985    1,770,557     5,456,735   7,325,967
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  3,264,930    1,494,373     7,325,967          --
                                                             ----------   ----------   -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $8,175,915   $3,264,930   $12,782,702  $7,325,967
                                                             ==========   ==========   ===========  ==========

                                                             JPMORGAN INSURANCE TRUST
                                                             INCOME BUILDER PORTFOLIO(F)
                                                             --------------------------
                                                                2016          2015
                                                              ----------    ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  204,798    $   90,289
 Net realized gain (loss) on investments....................    (11,802)        4,560
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    131,476      (134,991)
                                                              ----------    ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    324,472       (40,142)
                                                              ----------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  4,177,944     4,457,789
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  1,025,141       621,138
 Redemptions for contract benefits and terminations.........   (664,639)     (101,244)
                                                              ----------    ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  4,538,446     4,977,683
                                                              ----------    ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --           200
                                                              ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  4,862,918     4,937,741
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,937,741            --
                                                              ----------    ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $9,800,659    $4,937,741
                                                              ==========    ==========

-----------
The accompanying notes are an integral part of these financial statements.
(f)Units were made available on July 20, 2015.

                                    FSA-159

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                 LAZARD RETIREMENT
                                                              EMERGING MARKETS EQUITY   LORD ABBETT SERIES FUND -
                                                                     PORTFOLIO          BOND DEBENTURE PORTFOLIO
                                                             -------------------------  ------------------------
                                                                 2016         2015          2016         2015
                                                             -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (241,282) $   (203,172) $ 2,965,092  $ 2,189,292
 Net realized gain (loss) on investments....................  (2,472,402)   (1,157,869)  (1,022,207)       8,011
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  15,024,229   (15,652,558)   6,211,962   (4,844,686)
                                                             -----------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  12,310,545   (17,013,599)   8,154,847   (2,647,383)
                                                             -----------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,952,372    10,456,807   14,911,947   23,790,222
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,022,824)      (36,037)   3,807,470   19,058,165
 Redemptions for contract benefits and terminations.........  (4,040,668)   (2,677,821)  (3,894,775)  (2,652,998)
 Contract maintenance charges...............................     (11,946)      (11,142)      (6,370)      (3,488)
                                                             -----------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     876,934     7,731,807   14,818,272   40,191,901
                                                             -----------  ------------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --            --          244        1,500
                                                             -----------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  13,187,479    (9,281,792)  22,973,363   37,546,018
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  64,610,925    73,892,717   70,166,607   32,620,589
                                                             -----------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $77,798,404  $ 64,610,925  $93,139,970  $70,166,607
                                                             ===========  ============  ===========  ===========

                                                             LORD ABBETT SERIES FUND -
                                                             CLASSIC STOCK PORTFOLIO
                                                             ------------------------
                                                                2016         2015
                                                             ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (17,017)  $  (33,823)
 Net realized gain (loss) on investments....................     66,030      834,365
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    391,198     (910,865)
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    440,211     (110,323)
                                                             ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     83,182      372,217
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (387,184)    (782,820)
 Redemptions for contract benefits and terminations.........   (171,563)    (147,306)
 Contract maintenance charges...............................       (655)        (673)
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (476,220)    (558,582)
                                                             ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --        1,499
                                                             ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (36,009)    (667,406)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,402,468    5,069,874
                                                             ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,366,459   $4,402,468
                                                             ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-160

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             LORD ABBETT SERIES FUND -
                                                              GROWTH OPPORTUNITIES     MFS(R) INTERNATIONAL VALUE
                                                                    PORTFOLIO                   PORTFOLIO
                                                             ------------------------  --------------------------
                                                                2016         2015          2016          2015
                                                             ----------   ----------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (66,050)  $  (61,807)  $   (367,298) $    554,400
 Net realized gain (loss) on investments....................   (223,679)     412,718      6,083,820     2,992,615
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    274,945     (304,397)    (2,205,784)      572,426
                                                             ----------   ----------   ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (14,784)      46,514      3,510,738     4,119,441
                                                             ----------   ----------   ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     79,919      260,141     22,622,179    32,157,785
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (196,535)   1,407,742      7,011,465    18,483,719
 Redemptions for contract benefits and terminations.........   (292,649)    (222,600)    (6,407,483)   (4,462,323)
 Contract maintenance charges...............................       (666)        (692)       (19,950)      (14,471)
                                                             ----------   ----------   ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (409,931)   1,444,591     23,206,211    46,164,710
                                                             ----------   ----------   ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --           --              5         6,001
                                                             ----------   ----------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (424,715)   1,491,105     26,716,954    50,290,152
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,802,016    3,310,911    145,536,332    95,246,180
                                                             ----------   ----------   ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,377,301   $4,802,016   $172,253,286  $145,536,332
                                                             ==========   ==========   ============  ============

                                                              MFS(R) INVESTORS TRUST
                                                                      SERIES
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (81,400) $   (63,188)
 Net realized gain (loss) on investments....................   1,222,290    1,212,690
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (472,727)  (1,294,972)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     668,163     (145,470)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     626,672    1,683,306
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (129,903)     527,382
 Redemptions for contract benefits and terminations.........    (695,308)    (517,142)
 Contract maintenance charges...............................      (1,246)        (964)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (199,785)   1,692,582
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     468,378    1,547,112
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   9,810,107    8,262,995
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $10,278,485  $ 9,810,107
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-161

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                               MFS(R) MASSACHUSETTS
                                                              INVESTORS GROWTH STOCK
                                                                  PORTFOLIO(B)(C)      MFS(R) RESEARCH SERIES
                                                             ------------------------  ----------------------
                                                                 2016         2015        2016        2015
                                                             -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (106,239) $   (80,710) $   (9,039) $   (7,587)
 Net realized gain (loss) on investments....................   1,119,802        6,919     130,600      71,944
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (607,415)    (572,947)    (23,088)    (69,921)
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     406,148     (646,738)     98,473      (5,564)
                                                             -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     766,448      627,724     438,898     363,019
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     639,685   10,091,695      38,240     132,992
 Redemptions for contract benefits and terminations.........    (520,799)    (472,926)    (20,238)   (146,047)
 Contract maintenance charges...............................      (1,402)        (971)         (2)         --
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     883,932   10,245,522     456,898     349,964
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --          58          (6)
                                                             -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,290,080    9,598,784     555,429     344,394
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   9,598,784           --   1,156,571     812,177
                                                             -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $10,888,864  $ 9,598,784  $1,712,000  $1,156,571
                                                             ===========  ===========  ==========  ==========

                                                                 MFS(R) TECHNOLOGY
                                                                     PORTFOLIO
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (291,174) $  (249,034)
 Net realized gain (loss) on investments....................   1,743,950    1,436,325
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     (89,099)     299,968
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,363,677    1,487,259
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     336,507    1,479,712
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   1,509,846    1,814,118
 Redemptions for contract benefits and terminations.........    (912,667)    (669,892)
 Contract maintenance charges...............................      (3,396)      (2,820)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     930,290    2,621,118
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   2,293,967    4,108,377
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  19,550,838   15,442,461
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $21,844,805  $19,550,838
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(b)Units were made available on March 27, 2015.
(c)MFS(R) Massachusetts Investors Growth Stock Portfolio replaced MFS(R) Investors Growth Stock Series due to a fund merger on March 27, 2015.

                                    FSA-162

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015


                                                              MFS(R) UTILITIES SERIES     MFS(R) VALUE SERIES
                                                             -------------------------  -----------------------
                                                                 2016         2015          2016        2015
                                                             -----------  ------------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ 1,063,761  $  1,235,705  $    86,859  $   30,024
 Net realized gain (loss) on investments....................    (569,595)    3,718,739      815,625     231,642
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   3,568,232   (12,713,621)     282,281    (354,863)
                                                             -----------  ------------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   4,062,398    (7,759,177)   1,184,765     (93,197)
                                                             -----------  ------------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   4,892,162    10,649,226    4,708,293   2,379,233
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (2,349,981)      306,119    2,564,364   1,090,628
 Redemptions for contract benefits and terminations.........  (1,953,253)   (2,404,895)    (353,341)   (152,902)
 Contract maintenance charges...............................      (5,903)       (4,607)          (8)         --
                                                             -----------  ------------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................     583,025     8,545,843    6,919,308   3,316,959
                                                             -----------  ------------  -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --         1,999          237          52
                                                             -----------  ------------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   4,645,423       788,665    8,104,310   3,223,814
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  41,833,542    41,044,877    5,699,597   2,475,783
                                                             -----------  ------------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $46,478,965  $ 41,833,542  $13,803,907  $5,699,597
                                                             ===========  ============  ===========  ==========

                                                              MULTIMANAGER AGGRESSIVE
                                                                      EQUITY*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (118,927) $  (169,217)
 Net realized gain (loss) on investments....................     765,424      462,021
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (413,767)    (157,134)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     232,730      135,670
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,458,764    3,829,129
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (618,964)  (1,286,811)
 Redemptions for contract benefits and terminations.........    (620,789)    (277,768)
 Contract maintenance charges...............................    (213,657)    (189,694)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................       5,354    2,074,856
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     238,084    2,210,526
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  13,293,123   11,082,597
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $13,531,207  $13,293,123
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-163

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                           MULTIMANAGER MID CAP
                                                               MULTIMANAGER CORE BOND*            GROWTH*
                                                             --------------------------  ------------------------
                                                                 2016          2015          2016         2015
                                                             ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    598,445  $    472,229  $  (218,070) $  (223,825)
 Net realized gain (loss) on investments....................   (1,361,834)     (892,110)  (1,104,507)   1,126,816
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    1,848,468    (1,092,014)   2,095,870   (1,480,144)
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    1,085,079    (1,511,895)     773,293     (577,153)
                                                             ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    6,797,717    12,136,874    1,229,772    2,981,545
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (3,622,447)    5,235,748     (824,440)   1,160,330
 Redemptions for contract benefits and terminations.........   (6,213,388)   (5,525,233)    (960,117)    (438,880)
 Contract maintenance charges...............................   (2,165,998)   (1,990,414)    (226,835)    (207,297)
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (5,204,116)    9,856,975     (781,620)   3,495,698
                                                             ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --           699           --           --
                                                             ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (4,119,037)    8,345,779       (8,327)   2,918,545
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  106,215,895    97,870,116   16,489,904   13,571,359
                                                             ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $102,096,858  $106,215,895  $16,481,577  $16,489,904
                                                             ============  ============  ===========  ===========

                                                               MULTIMANAGER MID CAP
                                                                      VALUE*
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $     7,794  $  (71,879)
 Net realized gain (loss) on investments....................     518,176     302,942
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   1,553,764    (926,739)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   2,079,734    (695,676)
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     765,093   1,347,341
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   6,879,166     (44,655)
 Redemptions for contract benefits and terminations.........    (659,763)   (287,745)
 Contract maintenance charges...............................    (143,645)   (131,520)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   6,840,851     883,421
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         175          --
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   8,920,760     187,745
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   9,420,390   9,232,645
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $18,341,150  $9,420,390
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-164

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                          NEUBERGER BERMAN
                                                                                           ABSOLUTE RETURN
                                                                   MULTIMANAGER             MULTI-MANAGER
                                                                    TECHNOLOGY*               PORTFOLIO
                                                             ------------------------  ----------------------
                                                                 2016         2015        2016        2015
                                                             -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (272,694) $  (169,849) $  (23,725) $  (15,638)
 Net realized gain (loss) on investments....................   1,747,490    1,532,672     (40,515)     18,598
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     174,046     (802,907)     34,080    (102,975)
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,648,842      559,916     (30,160)   (100,015)
                                                             -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,343,904    5,232,328     570,004   1,010,641
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   3,472,145      282,148    (113,080)    170,093
 Redemptions for contract benefits and terminations.........    (884,969)    (360,095)    (85,840)   (174,287)
 Contract maintenance charges...............................    (206,204)    (164,082)       (166)        (58)
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   7,724,876    4,990,299     370,918   1,006,389
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         297           70          14          12
                                                             -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   9,374,015    5,550,285     340,772     906,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  15,001,597    9,451,312   1,537,200     630,814
                                                             -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $24,375,612  $15,001,597  $1,877,972  $1,537,200
                                                             ===========  ===========  ==========  ==========

                                                                NEUBERGER BERMAN
                                                                  INTERNATIONAL
                                                                EQUITY PORTFOLIO
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (18,399) $   (3,183)
 Net realized gain (loss) on investments....................      3,351       7,621
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (64,591)    (61,552)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (79,639)    (57,114)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    350,384   1,218,054
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    486,367     534,596
 Redemptions for contract benefits and terminations.........   (116,537)    (40,197)
 Contract maintenance charges...............................       (278)       (115)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    719,936   1,712,338
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --         326
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    640,297   1,655,550
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,421,996     766,446
                                                             ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $3,062,293  $2,421,996
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-165

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                       PIMCO
                                                              COMMODITYREALRETURN(R)    PIMCO EMERGING MARKETS
                                                                STRATEGY PORTFOLIO          BOND PORTFOLIO
                                                             ------------------------  ------------------------
                                                                 2016         2015         2016         2015
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (67,482) $   528,794  $   701,075  $   720,991
 Net realized gain (loss) on investments....................  (3,468,907)  (2,267,468)    (683,117)    (488,310)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   5,505,289   (3,787,950)   1,953,535     (936,822)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   1,968,900   (5,526,624)   1,971,493     (704,141)
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,446,758    2,280,637    1,103,260    1,133,794
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (265,802)     633,021     (455,557)  (1,288,304)
 Redemptions for contract benefits and terminations.........  (1,108,509)    (773,315)  (1,144,407)  (1,077,350)
 Contract maintenance charges...............................      (2,452)      (2,415)      (2,644)      (2,642)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................      69,995    2,137,928     (499,348)  (1,234,502)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --           44          352
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   2,038,895   (3,388,696)   1,472,189   (1,938,291)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  15,592,418   18,981,114   17,660,985   19,599,276
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $17,631,313  $15,592,418  $19,133,174  $17,660,985
                                                             ===========  ===========  ===========  ===========

                                                                 PIMCO GLOBAL
                                                                BOND PORTFOLIO
                                                                  (UNHEDGED)
                                                             --------------------
                                                                2016       2015
                                                             ----------  --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    2,441  $  3,642
 Net realized gain (loss) on investments....................    (18,472)  (19,772)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     15,365   (23,092)
                                                             ----------  --------

 Net increase (decrease) in net assets resulting from
   operations...............................................       (666)  (39,222)
                                                             ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    550,360   346,300
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    223,779    90,575
 Redemptions for contract benefits and terminations.........    (95,799)  (13,444)
 Contract maintenance charges...............................        (27)       --
                                                             ----------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    678,313   423,431
                                                             ----------  --------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --        11
                                                             ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS.......................    677,647   384,220
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................    937,813   553,593
                                                             ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,615,460  $937,813
                                                             ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-166

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                     PIMCO
                                                              GLOBAL MULTI-ASSET
                                                              MANAGED ALLOCATION       PIMCO REAL RETURN
                                                                   PORTFOLIO               PORTFOLIO
                                                             --------------------  ------------------------
                                                                2016       2015        2016         2015
                                                             ----------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   15,609  $  8,615  $   428,185  $ 1,601,678
 Net realized gain (loss) on investments....................    (28,911)      145   (1,460,007)  (1,341,404)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     43,051   (35,307)   3,177,703   (3,006,707)
                                                             ----------  --------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     29,749   (26,547)   2,145,881   (2,746,433)
                                                             ----------  --------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    205,870   290,270    2,875,991    5,673,138
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    303,083   431,411   (3,418,756)  (6,383,108)
 Redemptions for contract benefits and terminations.........    (58,359)   (9,194)  (3,828,040)  (3,004,867)
 Contract maintenance charges...............................         --        --      (10,109)      (9,619)
                                                             ----------  --------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    450,594   712,487   (4,380,914)  (3,724,456)
                                                             ----------  --------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --        --           (6)          --
                                                             ----------  --------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    480,343   685,940   (2,235,039)  (6,470,889)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................    794,777   108,837   60,750,172   67,221,061
                                                             ----------  --------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,275,120  $794,777  $58,515,133  $60,750,172
                                                             ==========  ========  ===========  ===========


                                                                 PIMCO TOTAL RETURN
                                                                      PORTFOLIO
                                                             --------------------------
                                                                 2016          2015
                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    857,971  $  4,852,295
 Net realized gain (loss) on investments....................   (1,152,374)    1,143,057
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    2,036,856    (7,526,900)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    1,742,453    (1,531,548)
                                                             ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   18,643,788    22,153,599
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    4,132,981    (6,470,944)
 Redemptions for contract benefits and terminations.........   (9,214,231)   (7,187,881)
 Contract maintenance charges...............................      (19,221)      (17,425)
                                                             ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   13,543,317     8,477,349
                                                             ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          181         2,201
                                                             ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................   15,285,951     6,948,002
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  139,197,000   132,248,998
                                                             ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $154,482,951  $139,197,000
                                                             ============  ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-167

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                         PROFUND VP
                                                               PROFUND VP BEAR         BIOTECHNOLOGY
                                                             ------------------  -------------------------
                                                               2016      2015        2016          2015
                                                             --------  --------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $ (3,830) $ (4,101) $   (671,898) $  (741,958)
 Net realized gain (loss) on investments....................  (30,472)  (74,019)    1,854,398    4,588,500
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (11,316)   58,743   (10,461,247)  (3,804,914)
                                                             --------  --------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (45,618)  (19,377)   (9,278,747)      41,628
                                                             --------  --------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    2,821    14,321     3,834,072   12,703,812
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   21,070      (395)   (5,692,226)   5,247,228
 Redemptions for contract benefits and terminations.........   (8,159)  (89,192)   (1,893,700)  (1,786,633)
 Contract maintenance charges...............................      (65)      (86)       (6,703)      (4,864)
                                                             --------  --------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   15,667   (75,352)   (3,758,557)  16,159,543
                                                             --------  --------  ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................       --        --            --           --
                                                             --------  --------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (29,951)  (94,729)  (13,037,304)  16,201,171
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  243,934   338,663    56,406,832   40,205,661
                                                             --------  --------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $213,983  $243,934  $ 43,369,528  $56,406,832
                                                             ========  ========  ============  ===========

                                                               PUTNAM VT ABSOLUTE
                                                                 RETURN 500 FUND
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   41,415  $  (12,743)
 Net realized gain (loss) on investments....................    (23,402)     15,676
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (23,098)    (33,071)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     (5,085)    (30,138)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    398,730     816,249
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    295,296     550,501
 Redemptions for contract benefits and terminations.........   (170,342)   (333,369)
 Contract maintenance charges...............................         (1)         --
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    523,683   1,033,381
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         15          16
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    518,613   1,003,259
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  1,626,684     623,425
                                                             ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $2,145,297  $1,626,684
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-168

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              PUTNAM VT DIVERSIFIED  PUTNAM VT GLOBAL ASSET  PUTNAM VT RESEARCH
                                                                   INCOME FUND         ALLOCATION FUND(F)         FUND(F)
                                                             ----------------------  ----------------------  -----------------
                                                                2016        2015        2016        2015       2016      2015
                                                             ----------  ----------  ----------  ----------  --------  -------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  217,816  $  195,330  $   11,616  $   (2,963) $     (8) $   (18)
 Net realized gain (loss) on investments....................   (303,889)   (137,553)     97,431         119       658       --
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    491,303    (192,715)     15,367       4,425    11,401      291
                                                             ----------  ----------  ----------  ----------  --------  -------

 Net increase (decrease) in net assets resulting from
   operations...............................................    405,230    (134,938)    124,414       1,581    12,051      273
                                                             ----------  ----------  ----------  ----------  --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    922,815   2,135,545     932,474     365,378    83,326   14,563
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  1,939,773     924,608     (69,357)    837,101    15,428       --
 Redemptions for contract benefits and terminations.........   (457,976)   (121,213)    (65,108)     (6,203)  (12,006)      --
 Contract maintenance charges...............................       (365)       (127)         --          --        (2)      --
                                                             ----------  ----------  ----------  ----------  --------  -------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  2,404,247   2,938,813     798,009   1,196,276    86,746   14,563
                                                             ----------  ----------  ----------  ----------  --------  -------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        137         113          30          37        --       --
                                                             ----------  ----------  ----------  ----------  --------  -------

NET INCREASE (DECREASE) IN NET ASSETS.......................  2,809,614   2,803,988     922,453   1,197,894    98,797   14,836
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,814,540   2,010,552   1,197,894          --    14,836       --
                                                             ----------  ----------  ----------  ----------  --------  -------

NET ASSETS -- END OF YEAR OR PERIOD......................... $7,624,154  $4,814,540  $2,120,347  $1,197,894  $113,633  $14,836
                                                             ==========  ==========  ==========  ==========  ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
(f)Units were made available on July 20, 2015.

                                    FSA-169

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              QS LEGG MASON DYNAMIC
                                                               MULTI-STRATEGY VIT        SEI VP BALANCED
                                                                    PORTFOLIO             STRATEGY FUND
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (15,596) $  (17,750) $   72,309  $   22,689
 Net realized gain (loss) on investments....................   (108,575)     (8,964)     81,438      43,977
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     59,407    (284,155)    206,720    (323,509)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (64,764)   (310,869)    360,467    (256,843)
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    775,758   2,045,111   1,566,701   2,796,898
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (955,025)  1,316,218     505,784     475,075
 Redemptions for contract benefits and terminations.........   (225,462)   (131,761)   (335,645)   (209,109)
 Contract maintenance charges...............................       (568)       (274)         (2)         --
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (405,297)  3,229,294   1,736,838   3,062,864
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         19         100          --          --
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (470,042)  2,918,525   2,097,305   2,806,021
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  3,623,384     704,859   5,081,891   2,275,870
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $3,153,342  $3,623,384  $7,179,196  $5,081,891
                                                             ==========  ==========  ==========  ==========

                                                               SEI VP CONSERVATIVE
                                                                  STRATEGY FUND
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    38,796  $   39,635
 Net realized gain (loss) on investments....................     (31,199)     59,929
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     226,563    (246,414)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     234,160    (146,850)
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   3,032,301   4,278,873
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   2,515,236      71,026
 Redemptions for contract benefits and terminations.........  (2,501,489)   (482,500)
 Contract maintenance charges...............................          --          --
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   3,046,048   3,867,399
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         199          --
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,280,407   3,720,549
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   8,809,371   5,088,822
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $12,089,778  $8,809,371
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-170

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              SEI VP MARKET GROWTH     SEI VP MARKET PLUS
                                                                  STRATEGY FUND           STRATEGY FUND
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   65,350  $    2,930  $   12,911  $   (3,308)
 Net realized gain (loss) on investments....................    190,987     118,555      19,436      20,580
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    197,059    (487,446)     93,309     (99,574)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    453,396    (365,961)    125,656     (82,302)
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,181,757   2,252,783     309,166     637,097
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (444,563)    184,720      94,273      12,629
 Redemptions for contract benefits and terminations.........   (398,283)   (287,083)   (245,730)    (62,934)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    338,911   2,150,420     157,709     586,792
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         10           6         351          --
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    792,317   1,784,465     283,716     504,490
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  6,695,286   4,910,821   1,496,706     992,216
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $7,487,603  $6,695,286  $1,780,422  $1,496,706
                                                             ==========  ==========  ==========  ==========

                                                                 SEI VP MODERATE
                                                                  STRATEGY FUND
                                                             -----------------------
                                                                 2016        2015
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   111,915  $   68,607
 Net realized gain (loss) on investments....................      23,806      81,772
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     414,479    (343,086)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     550,200    (192,707)
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   5,058,838   4,231,397
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (160,621)    327,921
 Redemptions for contract benefits and terminations.........  (1,582,422)   (311,617)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   3,315,795   4,247,701
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --          --
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,865,995   4,054,994
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   8,277,532   4,222,538
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $12,143,527  $8,277,532
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-171

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              T. ROWE PRICE EQUITY      T. ROWE PRICE HEALTH
                                                               INCOME PORTFOLIO-II      SCIENCES PORTFOLIO-II
                                                             ----------------------  --------------------------
                                                                2016        2015         2016          2015
                                                             ----------  ----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   31,899  $    9,761  $ (1,627,407) $ (1,531,480)
 Net realized gain (loss) on investments....................    341,550      68,042     5,210,086    14,487,492
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    184,138    (248,669)  (18,780,280)   (5,347,224)
                                                             ----------  ----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................    557,587    (170,866)  (15,197,601)    7,608,788
                                                             ----------  ----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,346,381     947,846    14,615,778    33,652,750
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    504,654      22,169    (7,067,543)   14,354,754
 Redemptions for contract benefits and terminations.........   (251,476)   (171,722)   (5,359,180)   (4,070,531)
 Contract maintenance charges...............................        (44)         --       (14,866)      (10,269)
                                                             ----------  ----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  1,599,515     798,293     2,174,189    43,926,704
                                                             ----------  ----------  ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        116         124            --         1,302
                                                             ----------  ----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................  2,157,218     627,551   (13,023,412)   51,536,794
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,410,898   1,783,347   127,537,220    76,000,426
                                                             ----------  ----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,568,116  $2,410,898  $114,513,808  $127,537,220
                                                             ==========  ==========  ============  ============

                                                               TEMPLETON DEVELOPING
                                                                 MARKETS VIP FUND
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   (81,053) $    51,906
 Net realized gain (loss) on investments....................  (1,656,179)     636,250
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   2,568,385   (2,540,272)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................     831,153   (1,852,116)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     621,764    1,204,190
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   6,546,726      343,128
 Redemptions for contract benefits and terminations.........    (386,760)    (344,905)
 Contract maintenance charges...............................      (1,881)      (1,292)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   6,779,849    1,201,121
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   7,611,002     (650,995)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   7,558,529    8,209,524
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $15,169,531  $ 7,558,529
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-172

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                     TEMPLETON          TEMPLETON GLOBAL BOND VIP
                                                                 FOREIGN VIP FUND                 FUND
                                                             ------------------------  --------------------------
                                                                 2016         2015         2016          2015
                                                             -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $    40,045  $   205,697  $ (1,896,247) $  9,017,563
 Net realized gain (loss) on investments....................    (334,651)     335,375    (4,702,560)   (2,100,224)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     678,766   (1,395,950)    8,433,752   (15,207,079)
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   operations...............................................     384,160     (854,878)    1,834,945    (8,289,740)
                                                             -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     140,563      687,739    13,362,335    27,457,280
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,167,509)     474,542   (11,655,568)   (5,618,103)
 Redemptions for contract benefits and terminations.........    (492,292)    (426,000)   (8,729,493)   (7,019,805)
 Contract maintenance charges...............................      (1,176)      (1,307)      (17,840)      (16,456)
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (1,520,414)     734,974    (7,040,566)   14,802,916
                                                             -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................     (10,368)      10,367            --            --
                                                             -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,146,622)    (109,537)   (5,205,621)    6,513,176
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   9,524,788    9,634,325   140,278,928   133,765,752
                                                             -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 8,378,166  $ 9,524,788  $135,073,307  $140,278,928
                                                             ===========  ===========  ============  ============

                                                                    TEMPLETON
                                                                 GROWTH VIP FUND
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $   11,974  $   25,359
 Net realized gain (loss) on investments....................     86,074      35,599
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     37,410    (223,203)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    135,458    (162,245)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     40,739      32,800
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (92,366)     (2,583)
 Redemptions for contract benefits and terminations.........   (129,982)    (96,900)
 Contract maintenance charges...............................       (278)       (300)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (181,887)    (66,983)
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    (46,429)   (229,228)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  1,915,031   2,144,259
                                                             ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,868,602  $1,915,031
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-173

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                            VANECK VIP
                                                                                           UNCONSTRAINED
                                                               VANECK VIP GLOBAL HARD    EMERGING MARKETS
                                                                    ASSETS FUND              BOND FUND
                                                             -------------------------  ------------------
                                                                 2016         2015        2016      2015
                                                             -----------  ------------  --------  --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)............................... $  (260,359) $   (376,107) $ (8,159) $ 15,490
 Net realized gain (loss) on investments....................  (4,483,545)   (2,519,607)  (14,857)  (55,141)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  13,223,015    (7,510,829)   53,813   (29,050)
                                                             -----------  ------------  --------  --------

 Net increase (decrease) in net assets resulting from
   operations...............................................   8,479,111   (10,406,543)   30,797   (68,701)
                                                             -----------  ------------  --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,311,378     3,209,472   183,861   159,655
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   1,515,063    (2,156,773)   23,452   182,583
 Redemptions for contract benefits and terminations.........  (1,686,230)     (921,453)  (58,451)  (17,750)
 Contract maintenance charges...............................      (4,563)       (4,687)       --        --
                                                             -----------  ------------  --------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,135,648       126,559   148,862   324,488
                                                             -----------  ------------  --------  --------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --            --         5       (20)
                                                             -----------  ------------  --------  --------

NET INCREASE (DECREASE) IN NET ASSETS.......................  10,614,759   (10,279,984)  179,664   255,767
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  19,471,138    29,751,122   576,234   320,467
                                                             -----------  ------------  --------  --------

NET ASSETS -- END OF YEAR OR PERIOD......................... $30,085,897  $ 19,471,138  $755,898  $576,234
                                                             ===========  ============  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-174

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

The change in units outstanding for the years or periods ended December 31, 2016 and 2015 were as follows:

                                                                            2016                        2015
                                                                 --------------------------  --------------------------
                                                                  UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                 ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                     SHARE CLASS (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   ------------- ------- -------- ---------- ------- -------- ----------
1290 VT SOCIALLY RESPONSIBLE......................       B          109      (51)      58       138      (25)     113

7TWELVE/TM/ BALANCED PORTFOLIO....................    CLASS 4       472   (1,310)    (838)    1,333   (1,655)    (322)

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.........       B           25      (38)     (13)       41      (24)      17

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO...........       B           48      (11)      37        14       (1)      13

AB VPS GROWTH AND INCOME PORTFOLIO................       B          175      (17)     158       109       (1)     108

AB VPS INTERNATIONAL GROWTH PORTFOLIO.............       B           46     (122)     (76)      157     (114)      43

AB VPS REAL ESTATE INVESTMENT PORTFOLIO...........       B          290      (56)     234       169      (24)     145

AB VPS SMALL/MID CAP VALUE PORTFOLIO..............       B          167      (39)     128       125      (18)     107

ALL ASSET AGGRESSIVE-ALT 25.......................       B          210     (172)      38       316      (73)     243

ALL ASSET AGGRESSIVE-ALT 50.......................       B           30       (2)      28        20       (5)      15

ALL ASSET AGGRESSIVE-ALT 75.......................       B           92      (52)      40        23       (5)      18

ALL ASSET GROWTH-ALT 20...........................       A          275     (103)     172       330     (115)     215

ALL ASSET MODERATE GROWTH-ALT 15..................       B          332     (142)     190       586     (230)     356

ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO..   CLASS III      131      (21)     110        48       --       48

AMERICAN CENTURY VP INFLATION PROTECTION FUND.....   CLASS II       198      (97)     101       224     (105)     119

AMERICAN CENTURY VP LARGE COMPANY VALUE...........   CLASS II         9      (35)     (26)       20      (16)       4

AMERICAN CENTURY VP MID CAP VALUE FUND............   CLASS II     2,005     (417)   1,588     1,651     (263)   1,388

AMERICAN FUNDS INSURANCE SERIES(R) ASSET
 ALLOCATION FUND/SM/..............................    CLASS 4     1,325     (311)   1,014       857     (155)     702

AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..    CLASS 4     1,834     (492)   1,342     1,809     (189)   1,620

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH
 FUND/SM/.........................................    CLASS 4       197      (55)     142       164      (49)     115

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL
 CAPITALIZATION FUND/SM/..........................    CLASS 4       216     (210)       6       779     (306)     473

AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME
 FUND/SM/.........................................    CLASS 4       235     (101)     134       305      (70)     235

AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL
 GROWTH AND INCOME FUND/SM/.......................    CLASS 4       130      (88)      42       206      (59)     147

AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK
 ASSET ALLOCATION FUND/SM/........................   CLASS P-2       99     (119)     (20)      149     (134)      15

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-175

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                            2016                        2015
                                                                 --------------------------  --------------------------
                                                                  UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                 ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                     SHARE CLASS (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   ------------- ------- -------- ---------- ------- -------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD
 FUND(R)..........................................    CLASS 4       935     (393)      542    1,576     (398)    1,178

AXA 400 MANAGED VOLATILITY........................       B          661     (943)     (282)     502     (566)      (64)

AXA 500 MANAGED VOLATILITY........................       B        1,023   (1,563)     (540)   1,082   (1,757)     (675)

AXA 2000 MANAGED VOLATILITY.......................       B          499   (1,010)     (511)     394     (559)     (165)

AXA AGGRESSIVE ALLOCATION.........................       A           70     (108)      (38)      61     (225)     (164)
AXA AGGRESSIVE ALLOCATION.........................       B          223      (68)      155       61      (37)       24

AXA AGGRESSIVE STRATEGY...........................       B       62,945  (41,331)   21,614   57,416   (4,269)   53,147

AXA BALANCED STRATEGY.............................       B       35,856  (24,470)   11,386   36,863  (10,552)   26,311

AXA CONSERVATIVE GROWTH STRATEGY..................       B       21,430  (12,671)    8,759   19,176   (7,941)   11,235

AXA CONSERVATIVE STRATEGY.........................       B       22,769  (15,085)    7,684   21,254  (11,554)    9,700

AXA GLOBAL EQUITY MANAGED VOLATILITY..............       A           28      (91)      (63)      64      (96)      (32)
AXA GLOBAL EQUITY MANAGED VOLATILITY..............       B           88      (68)       20       66      (32)       34

AXA GROWTH STRATEGY...............................       B       59,112  (38,826)   20,286   58,408   (6,699)   51,709

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........       A           65      (76)      (11)     135      (78)       57
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........       B          114     (152)      (38)      90      (52)       38

AXA INTERNATIONAL MANAGED VOLATILITY..............       B        1,081   (1,446)     (365)   1,256   (1,236)       20

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........       A           11      (64)      (53)      56      (72)      (16)

AXA LARGE CAP CORE MANAGED VOLATILITY.............       B          170     (154)       16      174     (145)       29

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........       A           25      (65)      (40)      74      (49)       25
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........       B          164     (203)      (39)     178     (126)       52

AXA LARGE CAP VALUE MANAGED VOLATILITY............       A          122     (609)     (487)     671      (44)      627
AXA LARGE CAP VALUE MANAGED VOLATILITY............       B          228     (234)       (6)     151     (139)       12

AXA MID CAP VALUE MANAGED VOLATILITY..............       A           59      (42)       17       62      (35)       27
AXA MID CAP VALUE MANAGED VOLATILITY..............       B          206     (120)       86      171      (64)      107

AXA MODERATE ALLOCATION...........................       A          891     (873)       18    1,904     (878)    1,026
AXA MODERATE ALLOCATION...........................       B        2,085     (662)    1,423    1,304     (291)    1,013

AXA MODERATE GROWTH STRATEGY......................       B       59,339  (46,165)   13,174   60,070  (18,825)   41,245

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-176

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                              2016                         2015
                                                                 -----------------------------  --------------------------
                                                                  UNITS     UNITS       NET      UNITS   UNITS      NET
                                                                 ISSUED    REDEEMED   INCREASE  ISSUED  REDEEMED  INCREASE
                                                     SHARE CLASS (000'S)   (000'S)   (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   ------------- -------- ---------  ---------- ------- -------- ----------
AXA MODERATE-PLUS ALLOCATION......................       A             48      (358)     (310)      95     (280)     (185)
AXA MODERATE-PLUS ALLOCATION......................       B            763      (257)      506      548     (244)      304

AXA NATURAL RESOURCES.............................       B            576      (216)      360      216      (49)      167

AXA REAL ESTATE...................................       B            456      (194)      262      491     (155)      336

AXA SMARTBETA EQUITY..............................       B             28        (6)       22       46      (11)       35

AXA ULTRA CONSERVATIVE STRATEGY...................       B       1,90,414 (1,71,098)   19,316    8,689   (4,344)    4,345

AXA/AB DYNAMIC GROWTH.............................       B         19,894      (519)   19,375   15,746     (120)   15,626

AXA/AB DYNAMIC MODERATE GROWTH....................       B         41,438   (39,258)    2,180   46,465   (9,182)   37,283

AXA/AB SHORT DURATION GOVERNMENT BOND.............       B            275      (222)       53      193     (130)       63

AXA/AB SMALL CAP GROWTH...........................       A            460      (177)      283      383     (123)      260
AXA/AB SMALL CAP GROWTH...........................       B            272      (258)       14      367     (195)      172

AXA/CLEARBRIDGE LARGE CAP GROWTH..................       B            255    (1,183)     (928)     492     (976)     (484)

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND.......       B            570       (25)      545      171       (8)      163

AXA/FRANKLIN BALANCED MANAGED VOLATILITY..........       A             84       (58)       26       62      (67)       (5)
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..........       B            118      (142)      (24)      58      (82)      (24)

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY...       A             28       (31)       (3)      33      (51)      (18)
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY...       B            198      (263)      (65)     135     (130)        5

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED
 VOLATILITY.......................................       A             32      (117)      (85)     228      (84)      144
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED
 VOLATILITY.......................................       B             59       (96)      (37)      52      (43)        9

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION............       B         17,741      (176)   17,565   11,679     (123)   11,556

AXA/INVESCO STRATEGIC ALLOCATION..................       B         10,004      (296)    9,708    6,932      (11)    6,921

AXA/JANUS ENTERPRISE..............................       A            157      (367)     (210)     310     (384)      (74)
AXA/JANUS ENTERPRISE..............................       B            307      (229)       78      299     (195)      104

AXA/LEGG MASON STRATEGIC ALLOCATION...............       B          4,948       (76)    4,872       --       --        --

AXA/LOOMIS SAYLES GROWTH..........................       A            747      (137)      610      212     (101)      111
AXA/LOOMIS SAYLES GROWTH..........................       B            658      (153)      505      116      (33)       83

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY....       A              6       (12)       (6)       1       (5)       (4)
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY....       B             77       (70)        7       96      (79)       17

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-177

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                            2016                        2015
                                                                 --------------------------  --------------------------
                                                                  UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                 ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                     SHARE CLASS (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   ------------- ------- -------- ---------- ------- -------- ----------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY....       A           13      (39)     (26)       10      (37)     (27)
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY....       B          273     (303)     (30)      230     (167)      63

BLACKROCK GLOBAL ALLOCATION V.I. FUND.............   CLASS III    1,672   (1,097)     575     2,641   (1,075)   1,566

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND..........   CLASS III      132     (120)      12       178      (52)     126

BLACKROCK LARGE CAP GROWTH V.I. FUND..............   CLASS III      230     (221)       9       767     (451)     316

CHARTER/SM/ AGGRESSIVE GROWTH.....................       B          313     (237)      76       344     (198)     146

CHARTER/SM/ ALTERNATIVE 100 MODERATE..............       B          185     (240)     (55)      673     (145)     528

CHARTER/SM/ CONSERVATIVE..........................       B        1,383     (299)   1,084     1,010     (167)     843

CHARTER/SM/ GROWTH................................       B          221     (236)     (15)      480     (241)     239

CHARTER/SM/ INCOME STRATEGIES.....................       B          101      (83)      18       111      (53)      58

CHARTER/SM/ INTEREST RATE STRATEGIES..............       B           51     (148)     (97)      148     (133)      15

CHARTER/SM/ INTERNATIONAL MODERATE................       B          109     (109)       0       189      (30)     159

CHARTER/SM/ MODERATE..............................       B          568     (278)     290       954     (252)     702

CHARTER/SM/ MODERATE GROWTH.......................       B          735     (318)     417     1,184     (295)     889

CHARTER/SM/ MULTI-SECTOR BOND.....................       B           31      (73)     (42)       34      (51)     (17)

CHARTER/SM/ REAL ASSETS...........................       B           79      (22)      57        43      (58)     (15)

CHARTER/SM/ SMALL CAP GROWTH......................       B          346     (380)     (34)      358     (247)     111

CHARTER/SM/ SMALL CAP VALUE.......................       B          691     (968)    (277)      733     (147)     586

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO..   CLASS II     1,197     (752)     445     3,209     (263)   2,946

CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO.......   CLASS II       369      (44)     325       493      (37)     456

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO..   CLASS II       932     (214)     718     1,012     (100)     912

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO............   CLASS II       150      (30)     120       236       (7)     229

DELAWARE VIP(R) DIVERSIFIED INCOME SERIES......... SERVICE CLASS    505     (178)     327       523     (121)     402

DELAWARE VIP(R) EMERGING MARKETS SERIES........... SERVICE CLASS     55      (38)      17        80      (35)      45

DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME
 SERIES........................................... SERVICE CLASS    550     (283)     267       317     (109)     208

EATON VANCE VT FLOATING-RATE INCOME FUND.......... INITIAL CLASS  1,001     (292)     709       818     (139)     679

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-178

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                            2016                        2015
                                                                 --------------------------  --------------------------
                                                                  UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                 ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                     SHARE CLASS (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   ------------- ------- -------- ---------- ------- -------- ----------
EQ/BLACKROCK BASIC VALUE EQUITY...................       A          658     (751)     (93)    1,251     (716)     535
EQ/BLACKROCK BASIC VALUE EQUITY...................       B          452     (187)     265       533     (134)     399

EQ/BOSTON ADVISORS EQUITY INCOME..................       A          132     (168)     (36)      212     (142)      70
EQ/BOSTON ADVISORS EQUITY INCOME..................       B          272     (333)     (61)      191     (158)      33

EQ/CAPITAL GUARDIAN RESEARCH......................       A           45      (80)     (35)      125     (104)      21
EQ/CAPITAL GUARDIAN RESEARCH......................       B           76      (82)      (6)       34      (34)      --

EQ/COMMON STOCK INDEX.............................       A          277     (200)      77       486     (115)     371
EQ/COMMON STOCK INDEX.............................       B          545     (434)     111     1,142     (954)     188

EQ/CONVERTIBLE SECURITIES.........................       B           42     (207)    (165)       48      (10)      38

EQ/CORE BOND INDEX................................       B        8,462   (7,730)     732     8,321   (7,832)     489

EQ/EMERGING MARKETS EQUITY PLUS...................       B          406     (219)     187       221     (156)      65

EQ/ENERGY ETF.....................................       B          287     (103)     184       181      (65)     116

EQ/EQUITY 500 INDEX...............................       A        2,848   (1,834)   1,014     2,877     (945)   1,932
EQ/EQUITY 500 INDEX...............................       B        2,368     (916)   1,452     2,209   (1,121)   1,088

EQ/GAMCO MERGERS AND ACQUISITIONS.................       A          135     (131)       4       211     (127)      84
EQ/GAMCO MERGERS AND ACQUISITIONS.................       B          130      (45)      85       177      (19)     158

EQ/GAMCO SMALL COMPANY VALUE......................       A          958     (673)     285     1,538     (683)     855
EQ/GAMCO SMALL COMPANY VALUE......................       B        1,019     (171)     848       844     (119)     725

EQ/GLOBAL BOND PLUS...............................       A           87     (106)     (19)       94     (133)     (39)
EQ/GLOBAL BOND PLUS...............................       B           83     (118)     (35)       54      (54)      --

EQ/HIGH YIELD BOND................................       B          516     (290)     226       394     (146)     248

EQ/INTERMEDIATE GOVERNMENT BOND...................       B        2,712   (2,477)     235     2,224   (2,556)    (332)

EQ/INTERNATIONAL EQUITY INDEX.....................       A          447     (256)     191     1,118     (600)     518
EQ/INTERNATIONAL EQUITY INDEX.....................       B          610     (138)     472       317      (72)     245

EQ/INVESCO COMSTOCK...............................       A          206     (309)    (103)      374     (276)      98
EQ/INVESCO COMSTOCK...............................       B          102     (217)    (115)      106     (114)      (8)

EQ/JPMORGAN VALUE OPPORTUNITIES...................       A          131      (70)      61        83      (42)      41
EQ/JPMORGAN VALUE OPPORTUNITIES...................       B          165      (86)      79       140      (48)      92

EQ/LARGE CAP GROWTH INDEX.........................       A          440     (197)     243       523     (226)     297

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-179

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                              2016                        2015
                                                                   --------------------------  --------------------------
                                                                    UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                   ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                      SHARE CLASS  (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   --------------- ------- -------- ---------- ------- -------- ----------
EQ/LARGE CAP GROWTH INDEX.........................        B           475      (89)     386       281      (86)     195

EQ/LARGE CAP VALUE INDEX..........................        A           335     (669)    (334)      941     (410)     531
EQ/LARGE CAP VALUE INDEX..........................        B           305      (90)     215       219      (46)     173

EQ/LOW VOLATILITY GLOBAL ETF......................        B            77      (29)      48        56      (19)      37

EQ/MFS INTERNATIONAL GROWTH.......................        A           280     (239)      41       450     (235)     215
EQ/MFS INTERNATIONAL GROWTH.......................        B           445     (242)     203       305     (141)     164

EQ/MID CAP INDEX..................................        A           965     (223)     742     1,123     (912)     211
EQ/MID CAP INDEX..................................        B           614     (366)     248       534     (135)     399

EQ/MONEY MARKET...................................        A         9,604   (8,389)   1,215    12,346   (9,930)   2,416
EQ/MONEY MARKET...................................        B        12,229  (11,506)     723    10,588  (10,502)      86

EQ/OPPENHEIMER GLOBAL.............................        A           311     (478)    (167)    1,390     (815)     575
EQ/OPPENHEIMER GLOBAL.............................        B           459     (264)     195       540     (115)     425

EQ/PIMCO GLOBAL REAL RETURN.......................        B           894     (439)     455       548     (147)     401

EQ/PIMCO ULTRA SHORT BOND.........................        A           995     (788)     207       696     (545)     151
EQ/PIMCO ULTRA SHORT BOND.........................        B           676     (518)     158       329     (121)     208

EQ/QUALITY BOND PLUS..............................        B           591     (589)       2       538     (341)     197

EQ/SMALL COMPANY INDEX............................        A           913     (245)     668     1,042     (913)     129
EQ/SMALL COMPANY INDEX............................        B           561     (135)     426       348      (96)     252

EQ/T. ROWE PRICE GROWTH STOCK.....................        A           887     (558)     329     1,802     (685)   1,117
EQ/T. ROWE PRICE GROWTH STOCK.....................        B         1,333     (659)     674       973     (324)     649

EQ/UBS GROWTH & INCOME............................        B           415     (326)      89       372     (212)     160

FEDERATED HIGH INCOME BOND FUND II................  SERVICE CLASS     789     (386)     403       579     (152)     427

FEDERATED KAUFMANN FUND II........................  SERVICE CLASS     149      (89)      60       290      (47)     243

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO... SERVICE CLASS 2     18      (28)     (10)        9       (9)      --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........... SERVICE CLASS 2  1,246   (1,442)    (196)    2,552     (516)   2,036

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO............ SERVICE CLASS 2      1      (14)     (13)        5      (12)      (7)

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO............ SERVICE CLASS 2      7      (20)     (13)       48       (9)      39

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO............ SERVICE CLASS 2     20       (6)      14        10       (2)       8

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-180

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                              2016                        2015
                                                                   --------------------------  --------------------------
                                                                    UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                   ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                      SHARE CLASS  (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   --------------- ------- -------- ---------- ------- -------- ----------
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO............ SERVICE CLASS 2      9       (8)       1         6       (5)       1

FIDELITY(R) VIP MID CAP PORTFOLIO................. SERVICE CLASS 2    729     (474)     255     1,264     (325)     939

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO........ SERVICE CLASS 2  2,392     (815)   1,577     2,177     (740)   1,437

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO..... CLASS I SHARES     124      (85)      39       235      (54)     181

FIRST TRUST/DOW JONES DIVIDEND & INCOME
 ALLOCATION PORTFOLIO............................. CLASS I SHARES   1,516     (252)   1,264     1,042     (172)     870

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.......     CLASS 2        272     (308)     (36)      502     (537)     (35)

FRANKLIN INCOME VIP FUND..........................     CLASS 2      1,409   (1,198)     211     2,090   (1,116)     974

FRANKLIN MUTUAL SHARES VIP FUND...................     CLASS 2        102     (142)     (40)      147     (118)      29

FRANKLIN RISING DIVIDENDS VIP FUND................     CLASS 2      1,534     (558)     976     1,145     (509)     636

FRANKLIN STRATEGIC INCOME VIP FUND................     CLASS 2        706     (750)     (44)    1,164     (636)     528

GOLDMAN SACHS VIT MID CAP VALUE FUND.............. SERVICE SHARES     141     (248)    (107)      375     (194)     181

GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY
 FUND.............................................  COMMON SHARES     147      (61)      86       144      (60)      84

GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND........  COMMON SHARES      11      (12)      (1)       24      (15)       9

HARTFORD CAPITAL APPRECIATION HLS FUND............       IC           426     (189)     237       889      (83)     806

HARTFORD GROWTH OPPORTUNITIES HLS FUND............       IC           941     (432)     509     1,721     (130)   1,591

INVESCO V.I. AMERICAN FRANCHISE FUND..............    SERIES II         3      (23)     (20)       44      (25)      19

INVESCO V.I. BALANCED-RISK ALLOCATION FUND........    SERIES II       512     (152)     360       312     (105)     207

INVESCO V.I. DIVERSIFIED DIVIDEND FUND............    SERIES II     1,645     (273)   1,372     1,488     (241)   1,247

INVESCO V.I. EQUITY AND INCOME FUND...............    SERIES II       478      (74)     404       491      (29)     462

INVESCO V.I. GLOBAL HEALTH CARE FUND..............    SERIES II       118      (71)      47       256      (49)     207

INVESCO V.I. GLOBAL REAL ESTATE FUND..............    SERIES II       620     (639)     (19)    1,201     (463)     738

INVESCO V.I. HIGH YIELD FUND......................    SERIES II     1,114     (758)     356     1,369     (646)     723

INVESCO V.I. INTERNATIONAL GROWTH FUND............    SERIES II       580     (371)     209       941     (265)     676

INVESCO V.I. MID CAP CORE EQUITY FUND.............    SERIES II       110      (80)      30       164      (80)      84

INVESCO V.I. SMALL CAP EQUITY FUND................    SERIES II       280     (113)     167       418     (158)     260

IVY VIP ASSET STRATEGY............................  COMMON SHARES     314   (1,033)    (719)    1,014   (1,336)    (322)

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-181

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                           2016                        2015
                                                                --------------------------  --------------------------
                                                                 UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                   SHARE CLASS  (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                 -------------- ------- -------- ---------- ------- -------- ----------
IVY VIP DIVIDEND OPPORTUNITIES.................. COMMON SHARES      83     (179)     (96)      176     (152)      24

IVY VIP ENERGY.................................. COMMON SHARES   1,235     (875)     360     1,364     (673)     691

IVY VIP GLOBAL NATURAL RESOURCES................ COMMON SHARES     283     (289)      (6)      249     (223)      26

IVY VIP HIGH INCOME............................. COMMON SHARES   1,006   (1,099)     (93)    1,734   (1,335)     399

IVY VIP MICRO CAP GROWTH........................ COMMON SHARES     103      (50)      53       127      (67)      60

IVY VIP MID CAP GROWTH.......................... COMMON SHARES     256     (289)     (33)      489     (215)     274

IVY VIP SCIENCE AND TECHNOLOGY.................. COMMON SHARES     582     (630)     (48)    1,231     (330)     901

IVY VIP SMALL CAP GROWTH........................ COMMON SHARES     221     (265)     (44)      635     (298)     337

JANUS ASPEN SERIES BALANCED PORTFOLIO........... SERVICE SHARES  1,564     (268)   1,296     1,701     (202)   1,499

JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO...... SERVICE SHARES  1,604     (433)   1,171       831      (98)     733

JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY
 PORTFOLIO...................................... SERVICE SHARES    462      (78)     384       183      (34)     149

JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION
 PORTFOLIO......................................    CLASS 2        662     (154)     508       779      (20)     759

JPMORGAN INSURANCE TRUST INCOME BUILDER
 PORTFOLIO......................................    CLASS 2        547      (97)     450       504       (1)     503

LAZARD RETIREMENT EMERGING MARKETS EQUITY
 PORTFOLIO...................................... SERVICE SHARES  1,264   (1,140)     124     1,675     (884)     791

LORD ABBETT SERIES FUND -- BOND DEBENTURE
 PORTFOLIO......................................   VC SHARES     2,292     (974)   1,318     3,903     (492)   3,411

LORD ABBETT SERIES FUND -- CLASSIC STOCK
 PORTFOLIO......................................   VC SHARES        15      (51)     (36)       51      (91)     (40)

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES
 PORTFOLIO......................................   VC SHARES        63      (94)     (31)      307     (199)     108

MFS(R) INTERNATIONAL VALUE PORTFOLIO............ SERVICE CLASS   2,488     (696)   1,792     3,659     (441)   3,218

MFS(R) INVESTORS TRUST SERIES................... SERVICE CLASS      91      (94)      (3)      189      (66)     123

MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK
 PORTFOLIO...................................... SERVICE CLASS     120      (75)      45       985     (455)     530

MFS(R) RESEARCH SERIES.......................... SERVICE CLASS      55      (13)      42        54      (22)      32

MFS(R) TECHNOLOGY PORTFOLIO..................... SERVICE CLASS     251     (209)      42       265     (139)     126

MFS(R) UTILITIES SERIES......................... SERVICE CLASS     715     (693)      22     1,024     (428)     596

MFS(R) VALUE SERIES............................. SERVICE CLASS     713      (66)     647       344      (38)     306

MULTIMANAGER AGGRESSIVE EQUITY..................       B           152     (146)       6       190      (98)      92

MULTIMANAGER CORE BOND..........................       B         1,751   (2,145)    (394)    1,911   (1,184)     727

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-182

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                        2016                        2015
                                                             --------------------------  --------------------------
                                                              UNITS   UNITS      NET      UNITS   UNITS      NET
                                                             ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                SHARE CLASS  (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                              -------------- ------- -------- ---------- ------- -------- ----------
MULTIMANAGER MID CAP GROWTH..................       B           187     (232)     (45)      306     (135)     171

MULTIMANAGER MID CAP VALUE...................       B           463     (124)     339        88      (48)      40

MULTIMANAGER TECHNOLOGY......................       B           862     (201)     661       546     (129)     417

NEUBERGER BERMAN ABSOLUTE RETURN
 MULTI-MANAGER PORTFOLIO..................... CLASS S SHARES     96      (54)      42       147      (45)     102

NEUBERGER BERMAN INTERNATIONAL EQUITY
 PORTFOLIO................................... CLASS S SHARES    108      (27)      81       188      (12)     176

PIMCO COMMODITYREALRETURN(R) STRATEGY
 PORTFOLIO................................... ADVISOR CLASS     694     (706)     (12)      637     (354)     283

PIMCO EMERGING MARKETS BOND PORTFOLIO........ ADVISOR CLASS     333     (357)     (24)      212     (308)     (96)

PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)....... ADVISOR CLASS      98      (31)      67        64      (19)      45

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION
 PORTFOLIO................................... ADVISOR CLASS      84      (39)      45        71       (2)      69

PIMCO REAL RETURN PORTFOLIO.................. ADVISOR CLASS     495     (891)    (396)      697   (1,035)    (338)

PIMCO TOTAL RETURN PORTFOLIO................. ADVISOR CLASS   4,293   (2,964)   1,329     3,872   (3,088)     784

PROFUND VP BEAR.............................. COMMON SHARES     140     (139)       1         8      (30)     (22)

PROFUND VP BIOTECHNOLOGY..................... COMMON SHARES     229     (364)    (135)      685     (215)     470

PUTNAM VT ABSOLUTE RETURN 500 FUND...........       B            88      (35)      53       164      (63)     101

PUTNAM VT DIVERSIFIED INCOME FUND............       B           543     (270)     273       445     (137)     308

PUTNAM VT GLOBAL ASSET ALLOCATION FUND.......       B           107      (24)      83       122       --      122

PUTNAM VT RESEARCH FUND......................       B            11       (1)      10         1       --        1

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT
 PORTFOLIO...................................    CLASS II       120     (164)     (44)      453     (135)     318

SEI VP BALANCED STRATEGY FUND................   CLASS III       250      (69)     181       332      (35)     297

SEI VP CONSERVATIVE STRATEGY FUND............   CLASS III       628     (326)     302       499     (119)     380

SEI VP MARKET GROWTH STRATEGY FUND...........   CLASS III       149     (106)      43       267      (59)     208

SEI VP MARKET PLUS STRATEGY FUND.............   CLASS III        66      (47)      19       122      (65)      57

SEI VP MODERATE STRATEGY FUND................   CLASS III       718     (368)     350       506      (86)     420

T. ROWE PRICE EQUITY INCOME PORTFOLIO-II.....    CLASS II       306     (150)     156       131      (52)      79

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II...    CLASS II     1,241     (799)     442     2,083     (398)   1,685

TEMPLETON DEVELOPING MARKETS VIP FUND........    CLASS 2      1,270     (538)     732       359     (224)     135

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-183

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                             2016                        2015
                                                                  --------------------------  --------------------------
                                                                   UNITS   UNITS      NET      UNITS   UNITS      NET
                                                                  ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                                     SHARE CLASS  (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                                   -------------- ------- -------- ---------- ------- -------- ----------
TEMPLETON FOREIGN VIP FUND........................    CLASS 2         63     (211)    (148)      244     (185)      59

TEMPLETON GLOBAL BOND VIP FUND....................    CLASS 2      1,382   (1,912)    (530)    2,712   (1,390)   1,322

TEMPLETON GROWTH VIP FUND.........................    CLASS 2          6      (20)     (14)        6      (11)      (5)

VANECK VIP GLOBAL HARD ASSETS FUND................ CLASS S SHARES  1,429   (1,110)     319       636     (618)      18

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND
 FUND............................................. INITIAL CLASS      29      (13)      16        60      (24)      36

-----------
The accompanying notes are an integral part of these financial statements.
The -- on the Units Issued and Units Redeemed section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

                                    FSA-184

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 70 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 -- Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AB Variable Product Series Fund, Inc. (AB), ALPS Variable Investment Trust, American Century Variable Portfolios, Inc., American Funds Insurance Series(R), AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc., Delaware Variable Insurance Product (VIP)(R) Trust, Eaton Vance Variable Trust, EQ Advisors Trust ("EQAT"), Federated Insurance Series, Fidelity(R) Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Guggenheim Variable Insurance Funds, Hartford, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trusts, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust, ProFunds VP, Putnam Variable Trust, SEI Insurance Products Trust, T. Rowe Price Equity Series, Inc., and VanEck VIP Trust, (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the Variable Investment Options listed below. The Account presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year or period ended December 31, 2016, and a Statement of Changes in Net Assets for the years or periods ended December 31, 2016 and 2015, except as otherwise indicated below:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
   .   Invesco V.I. American Franchise Fund
   .   Invesco V.I. Balanced-Risk Allocation Fund
   .   Invesco V.I. Diversified Dividend Fund
   .   Invesco V.I. Equity and Income Fund/(17)/
   .   Invesco V.I. Global Health Care Fund
   .   Invesco V.I. Global Real Estate Fund
   .   Invesco V.I. High Yield Fund
   .   Invesco V.I. International Growth Fund
   .   Invesco V.I. Mid Cap Core Equity Fund
   .   Invesco V.I. Small Cap Equity Fund

     AB VARIABLE PRODUCT SERIES FUND, INC.*
   .   AB VPS Balanced Wealth Strategy Portfolio
   .   AB VPS Global Thematic Growth Portfolio
   .   AB VPS Growth and Income Portfolio
   .   AB VPS International Growth Portfolio
   .   AB VPS Real Estate Investment Portfolio
   .   AB VPS Small/Mid Cap Value Portfolio

     ALPS VARIABLE INVESTMENT TRUST
   .   ALPS | Red Rocks Listed Private Equity Portfolio/(20)/

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   .   American Century VP Inflation Protection Fund
   .   American Century VP Large Company Value
   .   American Century VP Mid Cap Value Fund
     AMERICAN FUNDS INSURANCE SERIES(R)
   .   American Funds Insurance Series(R) Asset Allocation Fund/SM/
   .   American Funds Insurance Series(R) Bond Fund/SM/
   .   American Funds Insurance Series(R) Global Growth Fund/SM/
   .   American Funds Insurance Series(R) Global Small Capitalization Fund/SM/
   .   American Funds Insurance Series(R) Growth-Income Fund/SM/
   .   American Funds Insurance Series(R) International Growth and Income
       Fund/SM/
   .   American Funds Insurance Series(R) Managed Risk Asset Allocation Fund/SM/
   .   American Funds Insurance Series(R) New World Fund(R)

     AXA PREMIER VIP TRUST*
   .   AXA Aggressive Allocation
   .   AXA Moderate Allocation
   .   AXA Moderate-Plus Allocation
   .   Charter/SM/ Aggressive Growth
   .   Charter/SM/ Alternative 100 Moderate
   .   Charter/SM/ Conservative
   .   Charter/SM/ Growth
   .   Charter/SM/ Income Strategies
   .   Charter/SM/ Interest Rate Strategies
   .   Charter/SM/ International Moderate
   .   Charter/SM/ Moderate
   .   Charter/SM/ Moderate Growth
   .   Charter/SM/ Multi-Sector Bond
   .   Charter/SM/ Real Assets
   .   Charter/SM/ Small Cap Growth
   .   Charter/SM/ Small Cap Value

                                    FSA-185

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Continued)


     BLACKROCK VARIABLE SERIES FUNDS, INC.
   .   BlackRock Global Allocation V.I. Fund
   .   BlackRock Global Opportunities V.I. Fund
   .   BlackRock Large Cap Growth V.I. Fund

     DELAWARE VARIABLE INSURANCE PRODUCT (VIP)(R) TRUST
   .   Delaware VIP(R) Diversified Income Series
   .   Delaware VIP(R) Emerging Markets Series
   .   Delaware VIP(R) Limited-Term Diversified Income Series

     EATON VANCE VARIABLE TRUST
   .   Eaton Vance VT Floating-Rate Income Fund

     EQ ADVISORS TRUST*
   .   1290 VT Socially Responsible/(1)/
   .   All Asset Aggressive-Alt 25
   .   All Asset Aggressive-Alt 50
   .   All Asset Aggressive-Alt 75
   .   All Asset Growth-Alt 20
   .   All Asset Moderate Growth-Alt 15
   .   AXA 400 Managed Volatility
   .   AXA 500 Managed Volatility
   .   AXA 2000 Managed Volatility
   .   AXA Aggressive Strategy
   .   AXA Balanced Strategy
   .   AXA Conservative Growth Strategy
   .   AXA Conservative Strategy
   .   AXA Global Equity Managed Volatility
   .   AXA Growth Strategy
   .   AXA International Core Managed Volatility
   .   AXA International Managed Volatility
   .   AXA International Value Managed Volatility
   .   AXA Large Cap Core Managed Volatility
   .   AXA Large Cap Growth Managed Volatility
   .   AXA Large Cap Value Managed Volatility
   .   AXA Mid Cap Value Managed Volatility
   .   AXA Moderate Growth Strategy
   .   AXA Natural Resources
   .   AXA Real Estate/(2)/
   .   AXA SmartBeta Equity
   .   AXA Ultra Conservative Strategy
   .   AXA/AB Dynamic Growth/(19)/
   .   AXA/AB Dynamic Moderate Growth
   .   AXA/AB Short Duration Government Bond
   .   AXA/AB Small Cap Growth
   .   AXA/ClearBridge Large Cap Growth/(3)/
   .   AXA/DoubleLine Opportunistic Core Plus Bond/(19)/
   .   AXA/Franklin Balanced Managed Volatility
   .   AXA/Franklin Small Cap Value Managed Volatility
   .   AXA/Franklin Templeton Allocation Managed Volatility
   .   AXA/Goldman Sachs Strategic Allocation/(19)/
   .   AXA/Invesco Strategic Allocation/(19)/
   .   AXA/Janus Enterprise/(4)/
   .   AXA/Legg Mason Strategic Allocation/(21)/
   .   AXA/Loomis Sayles Growth
   .   AXA/Mutual Large Cap Equity Managed Volatility
   .   AXA/Templeton Global Equity Managed Volatility
   .   EQ/BlackRock Basic Value Equity
   .   EQ/Boston Advisors Equity Income
   .   EQ/Capital Guardian Research
   .   EQ/Common Stock Index
   .   EQ/Convertible Securities
   .   EQ/Core Bond Index
   .   EQ/Emerging Markets Equity PLUS
   .   EQ/Energy ETF
   .   EQ/Equity 500 Index
   .   EQ/GAMCO Mergers and Acquisitions
   .   EQ/GAMCO Small Company Value
   .   EQ/Global Bond PLUS
   .   EQ/High Yield Bond
   .   EQ/Intermediate Government Bond
   .   EQ/International Equity Index
   .   EQ/Invesco Comstock
   .   EQ/JPMorgan Value Opportunities
   .   EQ/Large Cap Growth Index
   .   EQ/Large Cap Value Index
   .   EQ/Low Volatility Global ETF
   .   EQ/MFS International Growth
   .   EQ/Mid Cap Index
   .   EQ/Money Market
   .   EQ/Oppenheimer Global
   .   EQ/PIMCO Global Real Return
   .   EQ/PIMCO Ultra Short Bond
   .   EQ/Quality Bond PLUS
   .   EQ/Small Company Index
   .   EQ/T. Rowe Price Growth Stock
   .   EQ/UBS Growth & Income
   .   Multimanager Aggressive Equity
   .   Multimanager Core Bond
   .   Multimanager Mid Cap Growth
   .   Multimanager Mid Cap Value
   .   Multimanager Technology

     FEDERATED INSURANCE SERIES
   .   Federated High Income Bond Fund II
   .   Federated Kaufmann Fund II

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
   .   Fidelity(R) VIP Asset Manager: Growth Portfolio
   .   Fidelity(R) VIP Contrafund(R) Portfolio
   .   Fidelity(R) VIP Freedom 2015 Portfolio

                                    FSA-186

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Continued)

   .   Fidelity(R) VIP Freedom 2020 Portfolio
   .   Fidelity(R) VIP Freedom 2025 Portfolio
   .   Fidelity(R) VIP Freedom 2030 Portfolio
   .   Fidelity(R) VIP Mid Cap Portfolio
   .   Fidelity(R) VIP Strategic Income Portfolio

     FIRST TRUST VARIABLE INSURANCE TRUST
   .   First Trust Multi Income Allocation Portfolio
   .   First Trust/Dow Jones Dividend & Income Allocation Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   .   Franklin Founding Funds Allocation VIP Fund
   .   Franklin Income VIP Fund
   .   Franklin Mutual Shares VIP Fund
   .   Franklin Rising Dividends VIP Fund
   .   Franklin Strategic Income VIP Fund
   .   Templeton Developing Markets VIP Fund
   .   Templeton Foreign VIP Fund
   .   Templeton Global Bond VIP Fund
   .   Templeton Growth VIP Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
   .   Goldman Sachs VIT Mid Cap Value Fund

     GUGGENHEIM VARIABLE INSURANCE FUNDS
   .   Guggenheim VIF Global Managed Futures Strategy Fund
   .   Guggenheim VIF Multi-Hedge Strategies Fund

     HARTFORD
   .   Hartford Capital Appreciation HLS Fund
   .   Hartford Growth Opportunities HLS Fund

     IVY VARIABLE INSURANCE PORTFOLIOS
   .   Ivy VIP Asset Strategy/(5)/
   .   Ivy VIP Dividend Opportunities/(6)/
   .   Ivy VIP Energy/(7)/
   .   Ivy VIP Global Natural Resources/(8)/
   .   Ivy VIP High Income/(9)/
   .   Ivy VIP Micro Cap Growth/(10)/
   .   Ivy VIP Mid Cap Growth/(11)/
   .   Ivy VIP Science and Technology/(12)/
   .   Ivy VIP Small Cap Growth/(13)/

     JANUS ASPEN SERIES
   .   Janus Aspen Series Balanced Portfolio
   .   Janus Aspen Series Flexible Bond Portfolio
   .   Janus Aspen Series Intech U.S. Low Volatility Portfolio

     JPMORGAN INSURANCE TRUST
   .   JPMorgan Insurance Trust Global Allocation Portfolio/(20)/
   .   JPMorgan Insurance Trust Income Builder Portfolio/(20)/

     LAZARD RETIREMENT SERIES, INC.
   .   Lazard Retirement Emerging Markets Equity Portfolio

     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
   .   ClearBridge Variable Aggressive Growth Portfolio
   .   ClearBridge Variable Appreciation Portfolio/(17)/
   .   ClearBridge Variable Dividend Strategy Portfolio
   .   ClearBridge Variable Mid Cap Portfolio/(14)(17)/
   .   QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

     LORD ABBETT SERIES FUND, INC.
   .   Lord Abbett Series Fund -- Bond Debenture Portfolio
   .   Lord Abbett Series Fund -- Classic Stock Portfolio
   .   Lord Abbett Series Fund -- Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUSTS
   .   MFS(R) International Value Portfolio
   .   MFS(R) Investors Trust Series
   .   MFS(R) Massachusetts Investors Growth Stock Portfolio/(18)/
   .   MFS(R) Research Series
   .   MFS(R) Technology Portfolio
   .   MFS(R) Utilities Series
   .   MFS(R) Value Series

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   .   Neuberger Berman Absolute Return Multi-Manager Portfolio
   .   Neuberger Berman International Equity Portfolio

     NORTHERN LIGHTS VARIABLE TRUST
   .   7Twelve/TM/ Balanced Portfolio

     PIMCO VARIABLE INSURANCE TRUST
   .   PIMCO CommodityRealReturn(R) Strategy Portfolio
   .   PIMCO Emerging Markets Bond Portfolio
   .   PIMCO Global Bond Portfolio (Unhedged)
   .   PIMCO Global Multi-Asset Managed Allocation Portfolio
   .   PIMCO Real Return Portfolio
   .   PIMCO Total Return Portfolio

     PROFUNDS VP
   .   ProFund VP Bear
   .   ProFund VP Biotechnology

     PUTNAM VARIABLE TRUST
   .   Putnam VT Absolute Return 500 Fund
   .   Putnam VT Diversified Income Fund
   .   Putnam VT Global Asset Allocation Fund/(20)/
   .   Putnam VT Research Fund/(20)/

                                    FSA-187

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Continued)


     SEI INSURANCE PRODUCTS TRUST
   .   SEI VP Balanced Strategy Fund
   .   SEI VP Conservative Strategy Fund
   .   SEI VP Market Growth Strategy Fund
   .   SEI VP Market Plus Strategy Fund
   .   SEI VP Moderate Strategy Fund

     T. ROWE PRICE EQUITY SERIES, INC.
   .   T. Rowe Price Equity Income Portfolio-II
   .   T. Rowe Price Health Sciences Portfolio-II

     VANECK VIP TRUST
   .   VanEck VIP Global Hard Assets Fund/(15)/
   .   VanEck VIP Unconstrained Emerging Markets Bond Fund/(16)/

   (1)Formerly known as EQ/Calvert Socially Responsible.
   (2)Formerly known as EQ/Real Estate PLUS.
   (3)Formerly known as EQ/Wells Fargo Omega Growth.
   (4)Formerly known as EQ/Morgan Stanley Mid Cap Growth.
   (5)Formerly known as Ivy Funds VIP Asset Strategy.
   (6)Formerly known as Ivy Funds VIP Dividend Opportunities.
   (7)Formerly known as Ivy Funds VIP Energy.
   (8)Formerly known as Ivy Funds VIP Global Natural Resources.
   (9)Formerly known as Ivy Funds VIP High Income.
  (10)Formerly known as Ivy Funds VIP Micro Cap Growth.
  (11)Formerly known as Ivy Funds VIP Mid Cap Growth.
  (12)Formerly known as Ivy Funds VIP Science and Technology.
  (13)Formerly known as Ivy Funds VIP Small Cap Growth.
  (14)Formerly known as ClearBridge Variable Mid Cap Core Portfolio.
  (15)Formerly known as Van Eck VIP Global Hard Assets Fund.
  (16)Formerly known as Van Eck VIP Unconstrained Emerging Markets Bond Fund.
  (17)Units were made available on February 23, 2015. The Account presents a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the year ended December 31, 2016 and for the period ended December 31, 2015.

  (18)Units were made available on March 27, 2015. The Account presents a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the year ended December 31, 2016 and for the period ended December 31, 2015.
  (19)Units were made available on May 26, 2015. The Account presents a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the year ended December 31, 2016 and for the period ended December 31, 2015.
  (20)Units were made available on July 20, 2015. The Account presents a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the year ended December 31, 2016 and for the period ended December 31, 2015.
  (21)Units were made available on February 22, 2016. The Account presents a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the period ended December 31, 2016, and a Statement of Changes in Net Assets for the period ended December 31, 2016.

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable for the Accumulator and the Retirement Cornerstone Series (collectively, the "Contracts"). These annuities in the Accumulator Series, Investment Edge and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity for after-tax contributions only, or when used as an investment vehicle for certain qualified plans, an individual retirement annuity or a tax-shelter annuity. The Accumulator and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

                                    FSA-188

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Concluded)

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

                                    FSA-189

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2016 were as follows:

                                                                   PURCHASES      SALES
                                                                  ------------ ------------
1290 VT Socially Responsible..................................... $  1,386,996 $    702,899
7Twelve/TM/ Balanced Portfolio...................................    4,832,491   14,172,897
AB VPS Balanced Wealth Strategy Portfolio........................      800,794      615,051
AB VPS Global Thematic Growth Portfolio..........................      448,935      113,104
AB VPS Growth and Income Portfolio...............................    1,943,466      206,068
AB VPS International Growth Portfolio............................      482,408    1,422,993
AB VPS Real Estate Investment Portfolio..........................    3,415,342      653,828
AB VPS Small/Mid Cap Value Portfolio.............................    1,743,586      425,755
All Asset Aggressive-Alt 25......................................    2,492,853    1,942,124
All Asset Aggressive-Alt 50......................................      324,075    2,053,901
All Asset Aggressive-Alt 75......................................      892,331    2,476,935
All Asset Growth-Alt 20..........................................    4,344,848    1,615,878
All Asset Moderate Growth-Alt 15.................................    3,832,153    1,689,544
ALPS | Red Rocks Listed Private Equity Portfolio.................    1,250,332      215,647
American Century VP Inflation Protection Fund....................    2,053,787      985,706
American Century VP Large Company Value..........................      369,367      652,577
American Century VP Mid Cap Value Fund...........................   38,777,603    8,501,400
American Funds Insurance Series(R) Asset Allocation Fund/SM/.....   14,555,216    3,633,298
American Funds Insurance Series(R) Bond Fund/SM/.................   19,397,637    5,495,083
American Funds Insurance Series(R) Global Growth Fund/SM/........    2,184,696      598,414
American Funds Insurance Series(R) Global Small Capitalization
 Fund/SM/........................................................    4,574,559    2,428,634
American Funds Insurance Series(R) Growth-Income Fund/SM/........    3,133,403    1,202,782
American Funds Insurance Series(R) International Growth and
 Income Fund/SM/.................................................    1,245,643      818,066
American Funds Insurance Series(R) Managed Risk Asset Allocation
 Fund/SM/........................................................    1,372,770    1,425,961
American Funds Insurance Series(R) New World Fund(R).............    8,848,770    4,105,496
AXA 400 Managed Volatility.......................................   13,689,128   17,733,310
AXA 500 Managed Volatility.......................................   19,408,064   29,629,339
AXA 2000 Managed Volatility......................................    9,293,546   18,557,431
AXA Aggressive Allocation........................................    4,340,972    2,538,640
AXA Aggressive Strategy..........................................  872,779,596  545,974,176
AXA Balanced Strategy............................................  503,814,172  349,706,190
AXA Conservative Growth Strategy.................................  282,891,688  173,668,920

                                    FSA-190

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

4. Purchases and Sales of Portfolios (Continued)

                                                               PURCHASES        SALES
                                                             -------------- --------------
AXA Conservative Strategy................................... $  264,651,731 $  181,259,161
AXA Global Equity Managed Volatility........................      2,599,531      3,003,652
AXA Growth Strategy.........................................    899,515,633    577,250,150
AXA International Core Managed Volatility...................      2,153,485      2,907,176
AXA International Managed Volatility........................     11,992,689     16,045,206
AXA International Value Managed Volatility..................        118,716        671,860
AXA Large Cap Core Managed Volatility.......................      3,152,832      2,628,143
AXA Large Cap Growth Managed Volatility.....................      4,906,814      6,039,174
AXA Large Cap Value Managed Volatility......................      6,330,748     13,330,310
AXA Mid Cap Value Managed Volatility........................      5,819,499      3,548,361
AXA Moderate Allocation.....................................     37,197,921     19,368,594
AXA Moderate Growth Strategy................................    896,127,830    690,547,972
AXA Moderate-Plus Allocation................................     10,761,261      8,261,074
AXA Natural Resources.......................................      4,419,802      1,650,472
AXA Real Estate.............................................      5,356,014      2,307,800
AXA SmartBeta Equity........................................        468,983         79,646
AXA Ultra Conservative Strategy.............................  1,929,511,684  1,735,247,590
AXA/AB Dynamic Growth.......................................    188,281,969      8,325,825
AXA/AB Dynamic Moderate Growth..............................    524,802,820    481,205,568
AXA/AB Short Duration Government Bond.......................      2,658,373      2,163,366
AXA/AB Small Cap Growth.....................................     17,596,337      9,201,543
AXA/ClearBridge Large Cap Growth............................      4,663,083     18,479,523
AXA/DoubleLine Opportunistic Core Plus Bond.................      5,952,455        308,958
AXA/Franklin Balanced Managed Volatility....................      2,929,882      2,697,376
AXA/Franklin Small Cap Value Managed Volatility.............      3,197,149      4,133,691
AXA/Franklin Templeton Allocation Managed Volatility........      1,392,486      2,873,323
AXA/Goldman Sachs Strategic Allocation......................    174,260,249      4,404,852
AXA/Invesco Strategic Allocation............................     95,507,362      4,421,990
AXA/Janus Enterprise........................................      6,486,406      9,806,124
AXA/Legg Mason Strategic Allocation.........................     52,225,133      1,081,052
AXA/Loomis Sayles Growth....................................     23,947,839      5,281,597
AXA/Mutual Large Cap Equity Managed Volatility..............      1,167,425      1,131,612
AXA/Templeton Global Equity Managed Volatility..............      3,108,703      3,880,657
BlackRock Global Allocation V.I. Fund.......................     19,183,817     14,001,065
BlackRock Global Opportunities V.I. Fund....................      1,295,325      1,183,054
BlackRock Large Cap Growth V.I. Fund........................      7,549,893      4,750,674
Charter/SM/ Aggressive Growth...............................      2,977,424      5,438,668
Charter/SM/ Alternative 100 Moderate........................      1,814,712      7,451,053
Charter/SM/ Conservative....................................     14,277,218      3,228,676
Charter/SM/ Growth..........................................      2,268,017      2,442,518
Charter/SM/ Income Strategies...............................      1,187,941      1,864,389
Charter/SM/ Interest Rate Strategies........................        640,566      2,535,803
Charter/SM/ International Moderate..........................      1,255,562      7,081,837
Charter/SM/ Moderate........................................      5,989,181      2,988,230
Charter/SM/ Moderate Growth.................................      7,554,441      3,389,518
Charter/SM/ Multi-Sector Bond...............................        437,892        926,544
Charter/SM/ Real Assets.....................................        840,292        717,181
Charter/SM/ Small Cap Growth................................      2,672,491      3,035,190
Charter/SM/ Small Cap Value.................................     11,634,487     14,082,088
ClearBridge Variable Aggressive Growth Portfolio............     13,840,638      7,967,881
ClearBridge Variable Appreciation Portfolio.................      3,974,716        535,962
ClearBridge Variable Dividend Strategy Portfolio............     10,090,846      2,512,617
ClearBridge Variable Mid Cap Portfolio......................      1,560,473        328,520
Delaware VIP(R) Diversified Income Series...................      5,462,464      1,987,449

                                    FSA-191

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

4. Purchases and Sales of Portfolios (Continued)

                                                                   PURCHASES      SALES
                                                                  ------------ ------------
Delaware VIP(R) Emerging Markets Series.......................... $    469,530 $    307,106
Delaware VIP(R) Limited-Term Diversified Income Series...........    5,616,351    2,926,525
Eaton Vance VT Floating-Rate Income Fund.........................   10,718,436    3,162,497
EQ/BlackRock Basic Value Equity..................................   17,890,921   16,920,326
EQ/Boston Advisors Equity Income.................................    7,977,589    5,551,424
EQ/Capital Guardian Research.....................................    2,554,502    3,453,565
EQ/Common Stock Index............................................   12,013,405    9,159,107
EQ/Convertible Securities........................................      787,096    3,138,594
EQ/Core Bond Index...............................................   94,772,874   87,698,837
EQ/Emerging Markets Equity Plus..................................    3,141,119    1,724,741
EQ/Energy ETF....................................................    2,142,206    2,025,506
EQ/Equity 500 Index..............................................   87,079,094   47,144,306
EQ/GAMCO Mergers and Acquisitions................................    3,879,244    2,354,954
EQ/GAMCO Small Company Value.....................................   39,507,730   18,605,086
EQ/Global Bond PLUS..............................................    2,068,513    2,609,280
EQ/High Yield Bond...............................................    5,858,645    3,106,287
EQ/Intermediate Government Bond..................................   29,271,112   27,599,484
EQ/International Equity Index....................................   10,923,190    4,310,818
EQ/Invesco Comstock..............................................    6,087,563    9,114,261
EQ/JPMorgan Value Opportunities..................................    5,904,531    3,198,631
EQ/Large Cap Growth Index........................................   16,880,745    5,518,267
EQ/Large Cap Value Index.........................................   10,985,622   12,428,830
EQ/Low Volatility Global ETF.....................................    1,018,688    1,524,706
EQ/MFS International Growth......................................    8,197,757    6,055,527
EQ/Mid Cap Index.................................................   31,167,284    9,493,883
EQ/Money Market..................................................  209,587,230  193,615,375
EQ/Oppenheimer Global............................................   10,233,703   10,933,081
EQ/PIMCO Global Real Return......................................    9,747,655    4,627,636
EQ/PIMCO Ultra Short Bond........................................   16,165,059   12,758,432
EQ/Quality Bond PLUS.............................................    7,255,347    7,415,994
EQ/Small Company Index...........................................   27,380,870    6,745,341
EQ/T. Rowe Price Growth Stock....................................   36,535,972   21,817,287
EQ/UBS Growth & Income...........................................    2,232,740    1,865,600
Federated High Income Bond Fund II...............................    8,603,532    4,072,101
Federated Kaufmann Fund II.......................................    1,770,447    1,049,247
Fidelity(R) VIP Asset Manager: Growth Portfolio..................      265,159      416,777
Fidelity(R) VIP Contrafund(R) Portfolio..........................   29,820,656   25,389,116
Fidelity(R) VIP Freedom 2015 Portfolio...........................       55,620      183,964
Fidelity(R) VIP Freedom 2020 Portfolio...........................      136,796      271,927
Fidelity(R) VIP Freedom 2025 Portfolio...........................      289,085       85,429
Fidelity(R) VIP Freedom 2030 Portfolio...........................      162,894      117,590
Fidelity(R) VIP Mid Cap Portfolio................................   14,045,838    8,231,456
Fidelity(R) VIP Strategic Income Portfolio.......................   30,430,731   10,525,701
First Trust Multi Income Allocation Portfolio....................    1,293,372      888,946
First Trust/Dow Jones Dividend & Income Allocation Portfolio.....   19,613,428    3,489,471
Franklin Founding Funds Allocation VIP Fund......................    4,636,968    3,996,248
Franklin Income VIP Fund.........................................   19,345,323   15,114,422
Franklin Mutual Shares VIP Fund..................................    2,609,555    2,259,516
Franklin Rising Dividends VIP Fund...............................   25,969,384    7,717,653
Franklin Strategic Income VIP Fund...............................   10,799,257   10,076,373
Goldman Sachs VIT Mid Cap Value Fund.............................    2,886,360    4,935,804
Guggenheim VIF Global Managed Futures Strategy Fund..............    1,450,281      575,772
Guggenheim VIF Multi-Hedge Strategies Fund.......................      118,833      132,583

                                    FSA-192

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

4. Purchases and Sales of Portfolios (Continued)

                                                                   PURCHASES     SALES
                                                                  ----------- -----------
Hartford Capital Appreciation HLS Fund........................... $ 5,356,170 $ 2,019,258
Hartford Growth Opportunities HLS Fund...........................  13,876,954   5,226,743
Invesco V.I. American Franchise Fund.............................     107,864     434,378
Invesco V.I. Balanced-Risk Allocation Fund.......................   5,210,135   1,644,145
Invesco V.I. Diversified Dividend Fund...........................  30,269,366   5,511,023
Invesco V.I. Equity and Income Fund..............................   4,981,029     799,149
Invesco V.I. Global Health Care Fund.............................   1,713,586     835,970
Invesco V.I. Global Real Estate Fund.............................  10,710,648  10,279,689
Invesco V.I. High Yield Fund.....................................  13,520,258   8,713,297
Invesco V.I. International Growth Fund...........................   6,975,337   5,139,140
Invesco V.I. Mid Cap Core Equity Fund............................   2,398,965   1,346,452
Invesco V.I. Small Cap Equity Fund...............................   5,016,700   1,938,963
Ivy VIP Asset Strategy...........................................   3,239,914  10,957,590
Ivy VIP Dividend Opportunities...................................   2,403,931   3,114,341
Ivy VIP Energy...................................................  11,964,763   8,766,739
Ivy VIP Global Natural Resources.................................   2,020,138   2,129,014
Ivy VIP High Income..............................................  23,595,935  18,098,944
Ivy VIP Micro Cap Growth.........................................   1,155,748     491,722
Ivy VIP Mid Cap Growth...........................................   7,277,761   6,043,169
Ivy VIP Science and Technology...................................  10,419,892  10,836,774
Ivy VIP Small Cap Growth.........................................   6,049,378   4,797,802
Janus Aspen Series Balanced Portfolio............................  17,241,083   3,228,217
Janus Aspen Series Flexible Bond Portfolio.......................  16,939,306   4,650,899
Janus Aspen Series Intech U.S. Low Volatility Portfolio..........   5,662,719   1,034,672
JPMorgan Insurance Trust Global Allocation Portfolio.............   6,816,214   1,647,000
JPMorgan Insurance Trust Income Builder Portfolio................   5,815,283   1,072,039
Lazard Retirement Emerging Markets Equity Portfolio..............  12,395,365  11,759,713
Lord Abbett Series Fund -- Bond Debenture Portfolio..............  30,199,918  12,416,301
Lord Abbett Series Fund -- Classic Stock Portfolio...............     412,962     745,465
Lord Abbett Series Fund -- Growth Opportunities Portfolio........     842,044   1,291,237
MFS(R) International Value Portfolio.............................  39,253,863  12,621,064
MFS(R) Investors Trust Series....................................   2,488,275   1,664,931
MFS(R) Massachusetts Investors Growth Stock Portfolio............   3,546,279   1,549,805
MFS(R) Research Series...........................................     758,452     157,382
MFS(R) Technology Portfolio......................................   6,007,481   4,797,263
MFS(R) Utilities Series..........................................  12,327,910   9,603,155
MFS(R) Value Series..............................................   8,740,636     861,759
Multimanager Aggressive Equity...................................   3,240,974   3,354,547
Multimanager Core Bond...........................................  26,351,049  30,855,670
Multimanager Mid Cap Growth......................................   3,906,759   4,539,517
Multimanager Mid Cap Value.......................................   9,550,065   2,701,272
Multimanager Technology..........................................  12,478,665   3,835,304
Neuberger Berman Absolute Return Multi-Manager Portfolio.........     870,440     512,645
Neuberger Berman International Equity Portfolio..................   1,003,011     285,572
PIMCO CommodityRealReturn(R) Strategy Portfolio..................   4,672,173   4,669,660
PIMCO Emerging Markets Bond Portfolio............................   4,960,470   4,758,699
PIMCO Global Bond Portfolio (Unhedged)...........................     992,944     312,190
PIMCO Global Multi-Asset Managed Allocation Portfolio............     859,231     393,028
PIMCO Real Return Portfolio......................................   6,865,166  10,817,901
PIMCO Total Return Portfolio.....................................  50,560,516  36,159,047
ProFund VP Bear..................................................     425,252     413,415
ProFund VP Biotechnology.........................................   7,213,868  10,999,493
Putnam VT Absolute Return 500 Fund...............................     942,446     377,348
Putnam VT Diversified Income Fund................................   5,220,628   2,598,414

                                    FSA-193

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

4. Purchases and Sales of Portfolios (Concluded)

                                                              PURCHASES     SALES
                                                             ----------- -----------
Putnam VT Global Asset Allocation Fund...................... $ 1,171,939 $   252,647
Putnam VT Research Fund.....................................      99,290      12,555
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio..........   1,179,675   1,542,630
SEI VP Balanced Strategy Fund...............................   2,703,131     780,498
SEI VP Conservative Strategy Fund...........................   6,543,060   3,430,087
SEI VP Market Growth Strategy Fund..........................   1,793,800   1,168,297
SEI VP Market Plus Strategy Fund............................     725,605     488,323
SEI VP Moderate Strategy Fund...............................   7,340,157   3,827,618
T. Rowe Price Equity Income Portfolio -- II.................   3,632,432   1,598,264
T. Rowe Price Health Sciences Portfolio -- II...............  22,510,572  21,108,141
Templeton Developing Markets VIP Fund.......................  11,430,711   4,731,915
Templeton Foreign VIP Fund..................................   1,000,003   2,336,846
Templeton Global Bond VIP Fund..............................  14,531,051  23,352,150
Templeton Growth VIP Fund...................................     177,291     276,357
VanEck VIP Global Hard Assets Fund..........................  10,408,494   8,533,205
VanEck VIP Unconstrained Emerging Markets Bond Fund.........     267,480     126,778

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.32% to a high of 1.45% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.20% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or subadvisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein serves as an investment advisor for a number of Portfolios in EQAT and VIP, AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Large Cap Value Managed Volatility, AXA Natural

                                    FSA-194

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

5. Expenses and Related Party Transactions (Concluded)

   Resources, AXA Real Estate, AXA/AB Short Duration Government Bond, EQ/Emerging Markets Equity PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Reorganizations

   In 2015, several fund reorganizations impacted the Variable Investment Options of the Account. Reorganizations occurred within EQAT and VIP in which the purpose of the reorganizations was to combine or substitute, via tax free exchanges, Variable Investment Options managed by AXA Equitable with comparable investment objectives. A reorganization also occurred within MFS, in which a Variable Investment Option managed by MFS was substituted for a comparable MFS investment.

   In September 2015 and May 2015, pursuant to several Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes the EQAT and VIP reorganizations which occurred in 2015 were treated as mergers.

   In March 2015, a fund reorganization occurred within MFS(R) Variable Insurance Trusts impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by MFS(R)/ /Variable Investment Trusts. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the MFS(R) Massachusetts Investors Growth Stock Portfolio/(18)/. On March 27, 2015, MFS(R) Investors Growth Stock Series (the "Removed Portfolio" exchanged all of its assets and liabilities for equivalent interests in MFS(R) Massachusetts Investors Growth Stock Portfolio (the Surviving Portfolio" . For accounting purposes, the MFS reorganization which occurred on March 27, 2015 was treated as a merger.

-------------------------------------------------------------------------------------------------
                      REMOVED PORTFOLIO                             SURVIVING PORTFOLIO
-------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2015   CHARTER/SM/ ALTERNATIVE 100 CONSERVATIVE PLUS CHARTER/SM/ ALTERNATIVE 100
                      CHARTER/SM/ ALTERNATIVE 100 GROWTH            MODERATE
-------------------------------------------------------------------------------------------------
                      CHARTER/SM/ ALTERNATIVE 100 CONSERVATIVE PLUS

Shares -- Class B            412,800
Value -- Class B          $     8.53
Net Assets Before Merger  $3,519,921
Net Assets After Merger   $       --
Unrealized Loss           $ (524,510)

                                    FSA-195

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Reorganizations (Concluded)

-------------------------------------------------------------------------------------------------
                      REMOVED PORTFOLIO                             SURVIVING PORTFOLIO
-------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2015   CHARTER/SM/ ALTERNATIVE 100 CONSERVATIVE PLUS CHARTER/SM/ ALTERNATIVE 100
                      CHARTER/SM/ ALTERNATIVE 100 GROWTH            MODERATE
-------------------------------------------------------------------------------------------------
                      CHARTER/SM/ ALTERNATIVE 100 GROWTH

Shares -- Class B             479,681                              1,490,142
Value -- Class B          $      8.02                            $      8.57
Net Assets Before Merger  $ 3,845,878                            $ 5,398,661
Net Assets After Merger   $        --                            $12,764,460
Unrealized Loss           $  (813,418)                           $        --
-----------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2015       CHARTER/SM/ EQUITY                     EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------------
Shares -- Class B             139,980                                163,751
Value -- Class B          $      9.35                            $     24.82
Net Assets Before Merger  $ 1,308,513                            $ 2,755,762
Net Assets After Merger   $        --                            $ 4,064,275
Unrealized Loss           $  (128,263)                           $        --
-----------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2015       CHARTER/SM/ FIXED INCOME               EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------------
Shares -- Class B             172,503                                589,855
Value -- Class B          $      9.56                            $     10.09
Net Assets Before Merger  $ 1,648,421                            $ 4,303,587
Net Assets After Merger   $        --                            $ 5,952,008
Unrealized Loss           $   (56,613)                           $        --
-----------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2015       CHARTER/SM/ INTERNATIONAL CONSERVATIVE CHARTER/SM/ INTERNATIONAL MODERATE
                          CHARTER/SM/ INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------
                          CHARTER/SM/ INTERNATIONAL CONSERVATIVE
Shares -- Class B             475,178
Value -- Class B          $      8.86
Net Assets Before Merger  $ 4,210,022
Net Assets After Merger   $        --
Unrealized Loss           $  (518,537)

                          CHARTER/SM/ INTERNATIONAL GROWTH
Shares -- Class B             499,110                              1,482,116
Value -- Class B          $      8.74                            $      8.90
Net Assets Before Merger  $ 4,361,035                            $ 4,621,838
Net Assets After Merger   $        --                            $13,192,895
Unrealized Loss           $  (614,187)                           $        --
-----------------------------------------------------------------------------------------------------
 MAY 22, 2015             EQ/INTERNATIONAL ETF                   EQ/INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------
Shares -- Class A          10,044,350                              1,064,712
Value -- Class A          $      0.46                            $      9.73
Net Assets Before Merger  $ 4,645,024                            $ 5,713,944
Net Assets After Merger   $        --                            $10,358,968
Unrealized Loss           $(5,895,943)                           $        --
-----------------------------------------------------------------------------------------------------
 MARCH 27, 2015           MFS(R)/ /INVESTORS GROWTH STOCK SERIES MFS(R) MASSACHUSETTS INVESTORS
                                                                 GROWTH STOCK PORTFOLIO/(18)/
-----------------------------------------------------------------------------------------------------
Shares -- Service Class     1,111,778                                899,592
Value -- Service Class    $     14.33                            $     17.71
Net Assets Before Merger  $15,931,774                            $        --
Net Assets After Merger   $        --                            $15,931,774
Unrealized Loss           $  (294,619)                           $        --
-----------------------------------------------------------------------------------------------------

                                    FSA-196

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Asset-based Charges and Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                            ASSET-BASED                 CURRENT   MAXIMUM
                                                             MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATED
                                                             EXPENSE RISKS     CHARGE        CHARGE     CHARGE     CHARGE
                                                             ------------- -------------- ------------ --------- ----------

Accumulator 11.0 -- Series B................................     0.80%          0.30%         0.20%      1.30%      1.30%

Accumulator 11.0 -- Series CP...............................     0.95%          0.35%         0.25%      1.55%      1.55%

Accumulator 11.0 -- Series L................................     1.10%          0.30%         0.25%      1.65%      1.65%

Accumulator 11.0 -- Series C................................     1.10%          0.25%         0.35%      1.70%      1.70%

Accumulator 13.0 -- Series B................................     0.80%          0.30%         0.20%      1.30%      1.30%

Accumulator 13.0 -- Series CP...............................     1.05%          0.35%         0.25%      1.65%      1.65%

Accumulator 13.0 -- Series L................................     1.10%          0.35%         0.25%      1.70%      1.70%

Investment Edge/(1)/........................................     0.70%          0.30%         0.20%      1.20%      1.20%

Investment Edge ADV/(1)/....................................     0.20%          0.10%         0.00%      0.30%      0.30%

Investment Edge Select/(1)/.................................     0.75%          0.30%         0.20%      1.25%      1.25%

Investment Edge 15/(1)/.....................................     0.70%          0.30%         0.10%      1.10%      1.10%

Investment Edge 15 -- ADV/(1)/..............................     0.10%          0.20%         0.00%      0.30%      0.30%

Investment Edge 15 -- Select/(1)/...........................     0.75%          0.30%         0.20%      1.25%      1.25%

Retirement Cornerstone Series CP............................     0.95%          0.35%         0.25%      1.55%      1.55%

Retirement Cornerstone Series B.............................     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone Series L.............................     1.10%          0.30%         0.25%      1.65%      1.65%

Retirement Cornerstone Series C.............................     1.10%          0.25%         0.35%      1.70%      1.70%

Retirement Cornerstone 11 -- Series B.......................     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 11 -- Series CP......................     0.95%          0.35%         0.25%      1.55%      1.55%

Retirement Cornerstone 11 -- Series C.......................     1.10%          0.25%         0.35%      1.70%      1.70%

Retirement Cornerstone 11 -- Series L.......................     1.10%          0.30%         0.25%      1.65%      1.65%

Retirement Cornerstone 11 -- Series ADV.....................     0.35%          0.20%         0.10%      0.65%      0.65%

Retirement Cornerstone 12 -- Series B.......................     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 12 -- Series C.......................     1.10%          0.25%         0.35%      1.70%      1.70%

Retirement Cornerstone 12 -- Series CP......................     0.95%          0.35%         0.25%      1.55%      1.55%

Retirement Cornerstone 12 -- Series L.......................     1.10%          0.30%         0.25%      1.65%      1.65%

Retirement Cornerstone 12 -- Series ADV.....................     0.35%          0.20%         0.10%      0.65%      0.65%

Retirement Cornerstone 13 -- Series B.......................     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 13 -- Series CP......................     1.05%          0.35%         0.25%      1.65%      1.65%

Retirement Cornerstone 13 -- Series L.......................     1.10%          0.35%         0.25%      1.70%      1.70%

Retirement Cornerstone 15 -- Series B.......................     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 15 -- Series E.......................     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 15 -- Series CP......................     1.05%          0.35%         0.25%      1.65%      1.65%

Retirement Cornerstone 15 -- Series L.......................     1.10%          0.35%         0.25%      1.70%      1.70%

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.
   ----------
  (1)We may deduct an annual fund facilitator fee with a maximum charge of 0.70% as an annual percentage of daily assets in order to make certain Variable Investment Options available under the contract. Currently the fee does not apply to any of the Investment Options offered.

                                    FSA-197

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Asset-based Charges and Contractowner Charges (Continued)

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                                 WHEN CHARGE
                CHARGES                          IS DEDUCTED                             AMOUNT DEDUCTED
                 -------                          -----------                            ---------------

Charges for state premium and other       At time of transaction      Varies by state
applicable taxes

Annual Administrative charge              Annually on each contract   Depending on account value, in Years 1 to 2 lesser
                                          date anniversary.           of $30 or 2% of account value, thereafter $30

Contract Maintenance Fee                  Annually on each contract   Depending on the account value, if less than
                                          date anniversary.           $50,000 the fee is $50, for amounts of $50,000 or
                                                                      higher, $0.

Withdrawal charge                         At time of transaction      LOW - 0%


                                                                      HIGH - 8% in contract years 1 and 2. The charge
                                                                      declines 1% each contract year until it reaches 0%
                                                                      in contract year 10.

                                                                      Note - Depending on the contract and/or certain
                                                                      elections made under the contract, the withdrawal
                                                                      charge may or may not apply.

Charge for each additional transfer in    At time of transaction      Maximum Charge $35 Current Charge $0
excess of 12 transfers per contract year

Special service charges

Express mail charge                       At time of transaction      Current and Maximum Charge: $35


Wire transfer charge                      At time of transaction      Current and Maximum Charge: $90


Duplicate contract charge                 At time of transaction      Current and Maximum Charge: $35


Check preparation charge                  At time of transaction      Maximum Charge: $85. Current charge: $0.


Charge for third party transfer or        At time of transaction      Maximum Charge: $125. Current charge: $65.
exchange

                                                                      Note - This charge is currently waived. This waiver
                                                                      may discontinue at any time without notice.

Guaranteed Minimum Income Benefit                                     Current charge: 1.05%. Maximum charge 2.00%.
                                                                      AXA Equitable has the discretion to change the
                                                                      current fee after the first two contract years but it
                                                                      will never exceed the maximum fee.

Guaranteed Minimum Income Benefit         Annually on each contract   Current charge: 1.15%. Maximum charge 2.30%.
                                          date anniversary for which  AXA Equitable has the discretion to change the
                                          the benefit is in effect.   current fee after the first two contract years but it
                                                                      will never exceed the maximum fee.

Guaranteed Minimum Death Benefit

Highest Anniversary Value Death           Annually on each contract   0.35% of the Annual ratchet to age 80 benefit base
Benefit                                   date anniversary

                   AMOUNT DEDUCTED                         HOW DEDUCTED
                   ---------------                          ------------

Varies by state                                        Applied to an annuity
              payout option

Depending on account value, in Years 1 to 2 lesser     Unit liquidation from
of $30 or 2% of account value, thereafter $30          account value

Depending on the account value, if less than           Unit liquidation from
$50,000 the fee is $50, for amounts of $50,000 or      account value
higher, $0.

LOW - 0%                                               Unit liquidation from
                                                       account value

HIGH - 8% in contract years 1 and 2. The charge declines 1% each contract year until it reaches 0% in contract year 10.

Note - Depending on the contract and/or certain elections made under the contract, the withdrawal charge may or may not apply.

Maximum Charge $35 Current Charge $0                   Unit liquidation from
              account value



Current and Maximum Charge: $35                        Unit liquidation from
                                                       account value

Current and Maximum Charge: $90                        Unit liquidation from
                                                       account value

Current and Maximum Charge: $35                        Unit liquidation from
                                                       account value

Maximum Charge: $85. Current charge: $0.               Unit liquidation from
                                                       account value

Maximum Charge: $125. Current charge: $65.             Unit liquidation from
              account value

Note - This charge is currently waived. This waiver may discontinue at any time without notice.

Current charge: 1.05%. Maximum charge 2.00%.           Unit liquidation from
AXA Equitable has the discretion to change the         account value
current fee after the first two contract years but it
will never exceed the maximum fee.

Current charge: 1.15%. Maximum charge 2.30%.           Unit liquidation from
AXA Equitable has the discretion to change the         account value
current fee after the first two contract years but it
will never exceed the maximum fee.



0.35% of the Annual ratchet to age 80 benefit base     Unit liquidation from
 account value

                                    FSA-198

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Asset-based Charges and Contractowner Charges (Concluded)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                              AMOUNT DEDUCTED
                -------                         -----------                             ---------------

Guaranteed Minimum Death Benefit        Annually on each contract   Current charge: 1.05%. Maximum charge 2.00%.
                                        anniversary                 AXA Equitable has the discretion to change the
                                                                    current fee after the first two contract years but it
                                                                    will never exceed the maximum fee.

Greater of death benefit                Annually on each contract   Current Charge 0.90%. Maximum charge can be
                                        anniversary                 increased to 1.05% if the roll-up benefit base to age
                                                                    85 resets

                                        Annually on each contract   Current Charge 0.95%. Maximum charge can be
                                        anniversary                 increased to 1.10% if the roll-up benefit base to age
                                                                    85 resets

Greater of GMDB I                       Annually on each contract   GMBD I election: 1.10% (max 1.25%)
                                        anniversary

Greater of GMDB II                      Annually on each contract   GMBD II election: 1.25% (max 1.40%)
                                        anniversary

Greater of GMIB I                       Annually on each contract   GMIB I election: 1.15% (max 1.30%)
                                        anniversary

Greater of GMIB II                      Annually on each contract   GMIB II election: 1.15% (max 1.45%)
                                        anniversary

Guaranteed Income Benefit Charge        Annually on each contract   Current Charge 0.90%. Maximum charge can be
                                        anniversary                 increased to 1.20% if the GIB benefit base resets.

                                        Annually on each contract   Current Charge 0.95%. Maximum charge can be
                                        anniversary                 increased to 1.25% if the GIB benefit base resets

Return of Principal Death Benefit       Annually on each contract   No Charge
Charge                                  anniversary

Highest Anniversary Value Death         Annually on each contract   0.25% -- Current Charge (Maximum 0.25%)
Benefit Charge                          anniversary

                                        Annually on each contract   0.35% -- Current Charge (Maximum 0.35%)
                                        anniversary

Annual Ratchet Death Benefit Charge     Annually on each contract   0.25% -- Current Charge (Maximum 0.25%)
                                        anniversary

Earnings Enhancement Benefit            Annually on each contract   0.35%
                                        date anniversary for which
                                        the benefit is in effect.

Guaranteed Withdrawal Benefit for Life  Annually on each contract   GMIB I Conversion: Current charge 1.10%. Maximum
                                        date anniversary for which  charge can be increased to 1.40%, if the GMIB is reset
                                        the benefit is in effect.   or if the GWBL benefit ratchets after conversion

                                                                    GMIB II Conversion: Current charge 1.25%. Maximum
                                                                    charge can be increased to 1.55%, if the GMIB II is
                                                                    reset or if the GWBL benefit ratchets after conversion.

Protected Premium Death Benefit         Annually on each contract   Depending on the contract and age
                                        anniversary                 Current Charge: Ranges from low of 0.60% to age
                                                                    65 to 20.00% over age 95
                                                                    Maximum Charge: Ranges from low of 1.20% to
                                                                    age 65 and 40.00% over age 95.

RMD Wealth Guard Death Benefit          Annually on each contract   Maximum Charge: 1.80%. Current charge 0.90%
                                        anniversary

                                        Annually on each contract   Maximum Charge: 1.20 (for issue ages 20-64). 2.00%
                                        anniversary                 (for issue ages 65-68). Current charge 0.60 )for issue
                                                                    ages 20-64) and 1.00% (for issue ages 65-68)

                    AMOUNT DEDUCTED                          HOW DEDUCTED
                    ---------------                           ------------

Current charge: 1.05%. Maximum charge 2.00%.             Unit liquidation from
AXA Equitable has the discretion to change the           account value
current fee after the first two contract years but it
will never exceed the maximum fee.

Current Charge 0.90%. Maximum charge can be              Unit liquidation from
increased to 1.05% if the roll-up benefit base to age    account value
85 resets

Current Charge 0.95%. Maximum charge can be              Unit liquidation from
increased to 1.10% if the roll-up benefit base to age    account value
85 resets

GMBD I election: 1.10% (max 1.25%)                       Unit liquidation from
                              account value

GMBD II election: 1.25% (max 1.40%)                      Unit liquidation from
                              account value

GMIB I election: 1.15% (max 1.30%)                       Unit liquidation from
                              account value

GMIB II election: 1.15% (max 1.45%)                      Unit liquidation from
                              account value

Current Charge 0.90%. Maximum charge can be              Unit liquidation from
increased to 1.20% if the GIB benefit base resets.       account value

Current Charge 0.95%. Maximum charge can be              Unit liquidation from
increased to 1.25% if the GIB benefit base resets        account value

No Charge


0.25% -- Current Charge (Maximum 0.25%)                  Unit liquidation from
 account value

0.35% -- Current Charge (Maximum 0.35%)                  Unit liquidation from
                              account value

0.25% -- Current Charge (Maximum 0.25%)                  Unit liquidation from
                              account value

0.35%                                                    Unit liquidation from
                              account value


GMIB I Conversion: Current charge 1.10%. Maximum         Unit liquidation from
charge can be increased to 1.40%, if the GMIB is reset   account value
or if the GWBL benefit ratchets after conversion

GMIB II Conversion: Current charge 1.25%. Maximum charge can be increased to 1.55%, if the GMIB II is reset or if the GWBL benefit ratchets after conversion.

Depending on the contract and age                        Unit liquidation from
Current Charge: Ranges from low of 0.60% to age          account value
65 to 20.00% over age 95
Maximum Charge: Ranges from low of 1.20% to
age 65 and 40.00% over age 95.

Maximum Charge: 1.80%. Current charge 0.90%              Unit liquidation from
                              account value

Maximum Charge: 1.20 (for issue ages 20-64). 2.00%       Unit liquidation from
(for issue ages 65-68). Current charge 0.60 )for issue   account value
ages 20-64) and 1.00% (for issue ages 65-68)

                                    FSA-199

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
1290 SOCIALLY RESPONSIBLE
   2016  Lowest contract charge 1.10% Class B        $10.48            --                 --            --        8.71%
         Highest contract charge 1.70% Class B       $13.25            --                 --            --        8.16%
         All contract charges                            --           266            $ 3,503          1.27%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.64            --                 --            --       (3.98)%
         Highest contract charge 1.70% Class B       $12.25            --                 --            --       (1.29)%
         All contract charges                            --           208            $ 2,631          1.35%
   2014  Lowest contract charge 1.20% Class B        $11.75            --                 --            --       12.33%
         Highest contract charge 1.70% Class B       $12.41            --                 --            --       11.70%
         All contract charges                            --            95            $ 1,372          0.94%
2013(w)  Lowest contract charge 1.30% Class B(b)     $15.50            --                 --            --       32.59%
         Highest contract charge 1.70% Class B       $11.11            --                 --            --       23.17%
         All contract charges                            --            61            $   825          0.79%
2012(v)  Lowest contract charge 1.20% Class B        $ 9.00            --                 --            --       15.24%
         Highest contract charge 1.80% Class B       $ 8.30            --                 --            --       14.64%
         All contract charges                            --         4,542            $47,200          0.98%
7TWELVE/TM/ BALANCED PORTFOLIO
   2016  Lowest contract charge 0.30% Class 4        $ 9.97            --                 --            --        8.96%
         Highest contract charge 1.70% Class 4       $10.62            --                 --            --        7.38%
         All contract charges                            --         7,083            $74,489          0.16%
   2015  Lowest contract charge 0.30% Class 4(d)     $ 9.15            --                 --            --       (7.67)%
         Highest contract charge 1.70% Class 4       $ 9.89            --                 --            --       (8.93)%
         All contract charges                            --         7,921            $77,313          0.47%
   2014  Lowest contract charge 1.20% Class 4        $ 9.80            --                 --            --       (1.51)%
         Highest contract charge 1.70% Class 4       $10.86            --                 --            --       (1.99)%
         All contract charges                            --         8,243            $88,452          0.33%
   2013  Lowest contract charge 1.20% Class 4(d)     $ 9.95            --                 --            --        0.40%
         Highest contract charge 1.70% Class 4       $11.08            --                 --            --        6.13%
         All contract charges                            --         5,107            $56,709          0.36%
   2012  Lowest contract charge 1.30% Class 4(a)     $10.47            --                 --            --        4.70%
         Highest contract charge 1.70% Class 4(a)    $10.44            --                 --            --        4.50%
         All contract charges                            --         1,723            $18,028          0.00%
AB VPS BALANCED WEALTH STRATEGY PORTFOLIO
   2016  Lowest contract charge 1.30% Class B        $14.73            --                 --            --        3.08%
         Highest contract charge 1.70% Class B       $14.31            --                 --            --        2.65%
         All contract charges                        $   --           363            $ 5,298          1.82%
   2015  Lowest contract charge 1.30% Class B        $14.29            --                 --            --        0.00%
         Highest contract charge 1.70% Class B       $13.94            --                 --            --       (0.43)%
         All contract charges                            --           376            $ 5,337          2.01%
   2014  Lowest contract charge 1.30% Class B        $14.29            --                 --            --        5.70%
         Highest contract charge 1.70% Class B       $14.00            --                 --            --        5.34%
         All contract charges                            --           359            $ 5,097          2.41%
2013(w)  Lowest contract charge 1.30% Class B        $13.52            --                 --            --       14.77%
         Highest contract charge 1.70% Class B       $13.29            --                 --            --       14.27%
         All contract charges                            --           398            $ 5,366          2.25%
2012(u)  Lowest contract charge 1.30% Class B(a)     $11.78            --                 --            --        3.33%
         Highest contract charge 1.70% Class B(a)    $11.63            --                 --            --        3.01%
         All contract charges                            --           119            $ 1,407          1.43%
2012(v)  Lowest contract charge 1.30% Class B        $11.78            --                 --            --       11.87%
         Highest contract charge 1.70% Class B       $11.63            --                 --            --       11.40%

                                    FSA-200

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO
   2016  Lowest contract charge 1.10% Class B        $ 9.21           --                 --             --       (2.02)%
         Highest contract charge 1.25% Class B       $ 9.63           --                 --             --       (2.03)%
         All contract charges                            --           52             $  489           0.00%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.40           --                 --             --       (6.37)%
         Highest contract charge 1.25% Class B       $ 9.83           --                 --             --        1.34%
         All contract charges                            --           15             $  147           0.00%
   2014  Lowest contract charge 1.20% Class B(g)     $ 9.70           --                 --             --       (0.72)%
         Highest contract charge 1.25% Class B(g)    $ 9.70           --                 --             --       (0.72)%
         All contract charges                            --            2             $   18           0.00%
AB VPS GROWTH AND INCOME PORTFOLIO
   2016  Lowest contract charge 1.10% Class B        $10.87           --                 --             --        9.91%
         Highest contract charge 1.25% Class B       $11.25           --                 --             --        9.65%
         All contract charges                            --          266             $2,945           0.95%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.89           --                 --             --       (0.80)%
         Highest contract charge 1.25% Class B       $10.26           --                 --             --        0.20%
         All contract charges                            --          108             $1,099           1.36%
   2014  Lowest contract charge 1.20% Class B(g)     $10.25           --                 --             --        3.02%
         Highest contract charge 1.25% Class B(g)    $10.24           --                 --             --        2.91%
         All contract charges                            --           --             $    5           0.00%
AB VPS INTERNATIONAL GROWTH PORTFOLIO
   2016  Lowest contract charge 0.65% Class B        $ 9.25           --                 --             --       (7.59)%
         Highest contract charge 1.70% Class B       $ 9.93           --                 --             --       (8.65)%
         All contract charges                            --          726             $7,354           0.00%
   2015  Lowest contract charge 0.65% Class B        $10.01           --                 --             --       (2.82)%
         Highest contract charge 1.70% Class B       $10.87           --                 --             --       (3.81)%
         All contract charges                            --          802             $8,882           0.06%
   2014  Lowest contract charge 0.65% Class B        $10.30           --                 --             --       (2.09)%
         Highest contract charge 1.70% Class B       $11.30           --                 --             --       (3.09)%
         All contract charges                            --          759             $8,710           0.00%
2013(w)  Lowest contract charge 0.65% Class B        $10.52           --                 --             --       12.63%
         Highest contract charge 1.70% Class B       $11.66           --                 --             --       11.37%
         All contract charges                            --          637             $7,506           0.76%
2012(u)  Lowest contract charge 1.30% Class B(a)     $10.60           --                 --             --        1.73%
         Highest contract charge 1.65% Class B(a)    $10.49           --                 --             --        1.55%
         All contract charges                            --           54             $  570           1.05%
2012(v)  Lowest contract charge 0.65% Class B        $ 9.34           --                 --             --       14.46%
         Highest contract charge 1.70% Class B       $10.47           --                 --             --       13.31%
         All contract charges                            --          456             $4,810           1.50
AB VPS REAL ESTATE INVESTMENT PORTFOLIO
   2016  Lowest contract charge 1.10% Class B        $10.71           --                 --             --        6.25%
         Highest contract charge 1.25% Class B       $11.32           --                 --             --        5.99%
         All contract charges                            --          388             $4,322           1.53%
   2015  Lowest contract charge 1.10% Class B(l)     $10.08           --                 --             --        2.44%
         Highest contract charge 1.25% Class B       $10.68           --                 --             --       (0.56)%
         All contract charges                            --          154             $1,646           1.62%
   2014  Lowest contract charge 1.20% Class B(g)     $10.74           --                 --             --       11.99%
         Highest contract charge 1.25% Class B(g)    $10.74           --                 --             --       11.99%
         All contract charges                            --            9             $  104           0.00%
AB VPS SMALL/MID CAP VALUE PORTFOLIO
   2016  Lowest contract charge 0.30% Class B        $11.80           --                 --             --       24.34%
         Highest contract charge 1.25% Class B       $11.54           --                 --             --       23.16%
         All contract charges                            --          250             $2,852           0.39%
   2015  Lowest contract charge 0.30% Class B(g)     $ 9.49           --                 --             --       (5.95)%
         Highest contract charge 1.25% Class B       $ 9.37           --                 --             --       (6.86)%
         All contract charges                            --          122             $1,140           0.54%
   2014  Lowest contract charge 1.20% Class B(g)     $10.06           --                 --             --        3.60%
         Highest contract charge 1.25% Class B(g)    $10.06           --                 --             --        3.60%
         All contract charges                            --           15             $  146           0.00%

                                    FSA-201

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
ALL ASSET AGGRESSIVE-ALT 25
   2016  Lowest contract charge 1.10% Class B        $ 9.88            --                 --            --         9.05%
         Highest contract charge 1.70% Class B       $11.36            --                 --            --         8.50%
         All contract charges                            --           911            $10,288          1.11%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.06            --                 --            --        (8.58)%
         Highest contract charge 1.70% Class B       $10.47            --                 --            --        (6.01)%
         All contract charges                            --           873            $ 9,052          0.85%
   2014  Lowest contract charge 1.20% Class B        $10.18            --                 --            --         1.09%
         Highest contract charge 1.70% Class B       $11.14            --                 --            --         0.54%
         All contract charges                            --           630            $ 6,908          2.11%
   2013  Lowest contract charge 1.25% Class B(d)     $10.07            --                 --            --         1.41%
         Highest contract charge 1.70% Class B(b)    $11.08            --                 --            --        10.58%
         All contract charges                            --           202            $ 2,239          2.74%
ALL ASSET AGGRESSIVE-ALT 50
   2016  Lowest contract charge 1.10% Class B        $ 9.71            --                 --            --        10.09%
         Highest contract charge 1.25% Class B       $10.07            --                 --            --         9.93%
         All contract charges                            --            73            $   737          0.88%
   2015  Lowest contract charge 1.10% Class B(l)     $ 8.82            --                 --            --       (10.46)%
         Highest contract charge 1.25% Class B       $ 9.16            --                 --            --        (8.03)%
         All contract charges                            --            45            $   414          0.95%
   2014  Lowest contract charge 1.25% Class B        $ 9.97            --                 --            --         0.40%
         Highest contract charge 1.25% Class B       $ 9.96            --                 --            --         0.30%
         All contract charges                            --            30            $   299          2.86%
   2013  Lowest contract charge 1.20% Class B(d)     $ 9.93            --                 --            --         0.51%
         Highest contract charge 1.20% Class B(d)    $ 9.93            --                 --            --         0.51%
         All contract charges                            --             2            $    18          2.77%
ALL ASSET AGGRESSIVE-ALT 75
   2016  Lowest contract charge 1.10% Class B        $ 9.57            --                 --            --        11.02%
         Highest contract charge 1.25% Class B       $ 9.66            --                 --            --        10.91%
         All contract charges                            --           106            $ 1,023          1.14%
   2015  Lowest contract charge 1.10% Class B(l)     $ 8.62            --                 --            --       (12.04)%
         Highest contract charge 1.25% Class B       $ 8.71            --                 --            --       (10.39)%
         All contract charges                            --            66            $   585          1.21%
   2014  Lowest contract charge 1.20% Class B        $ 9.72            --                 --            --        (0.92)%
         Highest contract charge 1.25% Class B       $ 9.72            --                 --            --        (0.92)%
         All contract charges                            --            48            $   458          3.28%
   2013  Lowest contract charge 1.25% Class B(d)     $ 9.81            --                 --            --        (0.20)%
         Highest contract charge 1.25% Class B(d)    $ 9.81            --                 --            --        (0.20)%
         All contract charges                            --             2            $    15          2.82%
ALL ASSET GROWTH-ALT 20
   2016  Lowest contract charge 1.30% Class A        $14.26            --                 --            --         8.11%
         Highest contract charge 1.70% Class A       $13.86            --                 --            --         7.78%
         All contract charges                            --         1,294            $18,359          1.45%
   2015  Lowest contract charge 1.30% Class A        $13.19            --                 --            --        (5.18)%
         Highest contract charge 1.70% Class A       $12.86            --                 --            --        (5.65)%
         All contract charges                            --         1,122            $14,722          0.88%
   2014  Lowest contract charge 1.30% Class A        $13.91            --                 --            --         1.02%
         Highest contract charge 1.70% Class A       $13.63            --                 --            --         0.66%
         All contract charges                            --           907            $12,546          1.58%
2013(w)  Lowest contract charge 1.30% Class A        $13.77            --                 --            --        12.68%
         Highest contract charge 1.70% Class A       $13.54            --                 --            --        12.18%
         All contract charges                            --           721            $ 9,868          1.63%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.22            --                 --            --         2.35%
         Highest contract charge 1.70% Class A(a)    $12.07            --                 --            --         2.12%
         All contract charges                            --            81            $   976          2.74%
2012(v)  Lowest contract charge 1.30% Class A        $12.22            --                 --            --        10.49%
         Highest contract charge 1.70% Class A       $12.07            --                 --            --        10.13%
         All contract charges                            --           429            $    --          1.59%

                                    FSA-202

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------
                                                                UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                     ---------- ----------------- ----------------- ------------- --------
ALL ASSET MODERATE GROWTH-ALT 15
   2016  Lowest contract charge 1.30% Class B          $10.98            --                 --            --        7.23%
         Highest contract charge 1.70% Class B         $10.81            --                 --            --        6.82%
         All contract charges                              --         1,376           $ 15,065          1.59%
   2015  Lowest contract charge 1.30% Class B          $10.24            --                 --            --       (5.01)%
         Highest contract charge 1.70% Class B         $10.12            --                 --            --       (5.42)%
         All contract charges                              --         1,186           $ 12,106          0.94%
   2014  Lowest contract charge 1.30% Class B          $10.78            --                 --            --        1.13%
         Highest contract charge 1.70% Class B         $10.70            --                 --            --        0.75%
         All contract charges                              --           830           $  8,927          2.56%
   2013  Lowest contract charge 1.30% Class B(b)       $10.66            --                 --            --        6.39%
         Highest contract charge 1.70% Class B(b)      $10.62            --                 --            --        5.99%
         All contract charges                              --           245           $  2,610          2.73%
ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO
   2016  Lowest contract charge 1.10% Class III        $ 9.98            --                 --            --        6.85%
         Highest contract charge 1.25% Class III       $ 9.96            --                 --            --        6.64%
         All contract charges                              --           158           $  1,582          1.12%
   2015  Lowest contract charge 1.10% Class III(m)     $ 9.34            --                 --            --       (9.42)%
         Highest contract charge 1.25% Class III(m)    $ 9.34            --                 --            --       (9.48)%
         All contract charges                              --            48           $    457          0.62%
AMERICAN CENTURY VP INFLATION PROTECTION FUND
   2016  Lowest contract charge 1.10% Class II         $ 9.84            --                 --            --        3.25%
         Highest contract charge 1.25% Class II        $ 9.84            --                 --            --        3.04%
         All contract charges                              --           438           $  4,317          1.86%
   2015  Lowest contract charge 1.10% Class II(l)      $ 9.53            --                 --            --       (3.54)%
         Highest contract charge 1.25% Class II        $ 9.55            --                 --            --       (3.63)%
         All contract charges                              --           337           $  3,208          1.92%
   2014  Lowest contract charge 1.20% Class II         $ 9.92            --                 --            --        2.06%
         Highest contract charge 1.25% Class II        $ 9.91            --                 --            --        1.95%
         All contract charges                              --           218           $  2,169          1.51%
   2013  Lowest contract charge 1.20% Class II(d)      $ 9.72            --                 --            --       (2.02)%
         Highest contract charge 1.25% Class II(d)     $ 9.72            --                 --            --       (2.02)%
         All contract charges                              --             8           $     83          0.00%
AMERICAN CENTURY VP LARGE COMPANY VALUE
   2016  Lowest contract charge 1.30% Class II         $19.56            --                 --            --       13.52%
         Highest contract charge 1.70% Class II        $19.00            --                 --            --       13.03%
         All contract charges                              --           121           $  2,365          1.96%
   2015  Lowest contract charge 1.30% Class II         $17.23            --                 --            --       (5.28)%
         Highest contract charge 1.70% Class II        $16.81            --                 --            --       (5.67)%
         All contract charges                              --           147           $  2,523          1.35%
   2014  Lowest contract charge 1.30% Class II         $18.19            --                 --            --       11.25%
         Highest contract charge 1.70% Class II        $17.82            --                 --            --       10.89%
         All contract charges                              --           143           $  2,581          1.29%
2013(w)  Lowest contract charge 1.30% Class II         $16.35            --                 --            --       29.35%
         Highest contract charge 1.70% Class II        $16.07            --                 --            --       28.77%
         All contract charges                              --           144           $  2,355          1.40%
2012(v)  Lowest contract charge 1.30% Class II         $12.64            --                 --            --       14.91%
         Highest contract charge 1.70% Class II        $12.48            --                 --            --       14.39%
         All contract charges                              --           127           $  1,609          1.72%
AMERICAN CENTURY VP MID CAP VALUE FUND
   2016  Lowest contract charge 0.30% Class II         $14.27            --                 --            --       22.28%
         Highest contract charge 1.70% Class II        $23.29            --                 --            --       20.61%
         All contract charges                              --         5,520           $112,887          1.58%
   2015  Lowest contract charge 0.30% Class II(d)      $11.67            --                 --            --       (1.85)%
         Highest contract charge 1.70% Class II        $19.31            --                 --            --       (3.26)%
         All contract charges                              --         3,932           $ 69,442          1.51%
   2014  Lowest contract charge 0.65% Class II         $17.99            --                 --            --       15.47%
         Highest contract charge 1.70% Class II        $19.96            --                 --            --       14.32%
         All contract charges                              --         2,544           $ 47,809          1.03%
2013(w)  Lowest contract charge 0.65% Class II         $15.58            --                 --            --       29.08%
         Highest contract charge 1.70% Class II        $17.46            --                 --            --       27.63%
         All contract charges                              --         1,571           $ 27,657          1.11%

                                    FSA-203

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                    ---------- ----------------- ----------------- ------------- --------
AMERICAN CENTURY VP MID CAP VALUE FUND (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class II(a)     $13.85            --                 --            --        5.64%
         Highest contract charge 1.70% Class II(a)    $13.68            --                 --            --        5.39%
         All contract charges                                          185            $ 2,554          1.63%
2012(v)  Lowest contract charge 0.65% Class II        $12.07            --                 --            --       15.50%
         Highest contract charge 1.70% Class II       $13.68            --                 --            --       14.29%
         All contract charges                             --           701            $ 9,649          1.93%
AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/
   2016  Lowest contract charge 1.10% Class 4         $10.49            --                 --            --        7.92%
         Highest contract charge 1.25% Class 4        $11.48            --                 --            --        7.79%
         All contract charges                             --         2,434            $27,035          1.67%
   2015  Lowest contract charge 1.10% Class 4(l)      $ 9.72            --                 --            --       (2.11)%
         Highest contract charge 1.25% Class 4        $10.65            --                 --            --       (0.19)%
         All contract charges                             --         1,420            $14,981          2.33%
   2014  Lowest contract charge 1.20% Class 4         $10.67            --                 --            --        3.89%
         Highest contract charge 1.25% Class 4        $10.67            --                 --            --        3.89%
         All contract charges                             --           718            $ 7,663          3.06%
   2013  Lowest contract charge 1.20% Class 4(d)      $10.27            --                 --            --        2.09%
         Highest contract charge 1.25% Class 4(d)     $10.27            --                 --            --        2.09%
         All contract charges                             --            35            $   356          1.45%
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/
   2016  Lowest contract charge 0.65% Class 4         $10.24            --                 --            --        2.20%
         Highest contract charge 1.70% Class 4        $ 9.92            --                 --            --        1.02%
         All contract charges                             --         3,991            $39,988          1.70%
   2015  Lowest contract charge 0.65% Class 4         $10.02            --                 --            --       (0.79)%
         Highest contract charge 1.70% Class 4        $ 9.82            --                 --            --       (1.80)%
         All contract charges                             --         2,649            $26,193          2.07%
   2014  Lowest contract charge 0.65% Class 4         $10.10            --                 --            --        4.45%
         Highest contract charge 1.70% Class 4        $10.00            --                 --            --        3.41%
         All contract charges                             --         1,029            $10,341          4.09%
   2013  Lowest contract charge 1.30% Class 4(b)      $ 9.71            --                 --            --       (2.80)%
         Highest contract charge 1.70% Class 4(b)     $ 9.67            --                 --            --       (3.20)%
         All contract charges                             --           150            $ 1,449          3.39%
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/
   2016  Lowest contract charge 0.30% Class 4         $11.38            --                 --            --        0.09%
         Highest contract charge 1.25% Class 4        $11.04            --                 --            --       (0.81)%
         All contract charges                             --           386            $ 4,005          0.77%
   2015  Lowest contract charge 0.30% Class 4(d)      $11.37            --                 --            --        6.36%
         Highest contract charge 1.25% Class 4        $11.13            --                 --            --        5.30%
         All contract charges                             --           244            $ 2,669          1.33%
   2014  Lowest contract charge 1.20% Class 4         $10.57            --                 --            --        0.76%
         Highest contract charge 1.25% Class 4        $10.57            --                 --            --        0.76%
         All contract charges                             --           129            $ 1,356          2.11%
   2013  Lowest contract charge 1.20% Class 4(d)      $10.49            --                 --            --        4.48%
         Highest contract charge 1.25% Class 4(d)     $10.49            --                 --            --        4.48%
         All contract charges                             --             7            $    80          1.53%
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/
   2016  Lowest contract charge 0.30% Class 4         $10.61            --                 --            --        1.53%
         Highest contract charge 1.70% Class 4        $11.47            --                 --            --        0.09%
         All contract charges                             --         1,083            $12,237          0.10%
   2015  Lowest contract charge 0.30% Class 4(d)      $10.45            --                 --            --       (0.29)%
         Highest contract charge 1.70% Class 4        $11.46            --                 --            --       (1.72)%
         All contract charges                             --         1,077            $12,084          0.00%
   2014  Lowest contract charge 1.20% Class 4         $10.37            --                 --            --        0.58%
         Highest contract charge 1.70% Class 4        $11.66            --                 --            --        0.17%
         All contract charges                             --           604            $ 6,910          0.10%
   2013  Lowest contract charge 1.25% Class 4(d)      $10.31            --                 --            --        3.31%
         Highest contract charge 1.70% Class 4(b)     $11.64            --                 --            --       15.94%
         All contract charges                             --           160            $ 1,859          0.34%

                                    FSA-204

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                  ---------- ----------------- ----------------- ------------- --------
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/
2016  Lowest contract charge 0.30% Class 4          $12.92            --                 --            --        10.90%
      Highest contract charge 1.25% Class 4         $12.54            --                 --            --         9.90%
      All contract charges                              --           505            $ 6,035          1.49%
2015  Lowest contract charge 0.30% Class 4(d)       $11.65            --                 --            --         0.95%
      Highest contract charge 1.25% Class 4         $11.41            --                 --            --        (0.09)%
      All contract charges                              --           371            $ 4,158          1.91%
2014  Lowest contract charge 1.20% Class 4          $11.42            --                 --            --         8.97%
      Highest contract charge 1.25% Class 4         $11.42            --                 --            --         8.97%
      All contract charges                              --           136            $ 1,561          2.38%
2013  Lowest contract charge 1.20% Class 4(d)       $10.48            --                 --            --         4.07%
      Highest contract charge 1.25% Class 4(d)      $10.48            --                 --            --         4.17%
      All contract charges                              --             6            $    65          0.21%
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND INCOME FUND/SM/
2016  Lowest contract charge 1.10% Class 4          $ 8.81            --                 --            --         0.11%
      Highest contract charge 1.25% Class 4         $ 8.99            --                 --            --        (0.11)%
      All contract charges                              --           361            $ 3,229          2.67%
2015  Lowest contract charge 1.10% Class 4(l)       $ 8.80            --                 --            --       (12.09)%
      Highest contract charge 1.25% Class 4         $ 9.00            --                 --            --        (7.02)%
      All contract charges                              --           319            $ 2,871          2.52%
2014  Lowest contract charge 1.20% Class 4          $ 9.68            --                 --            --        (4.63)%
      Highest contract charge 1.25% Class 4         $ 9.68            --                 --            --        (4.63)%
      All contract charges                              --           172            $ 1,662          5.12%
2013  Lowest contract charge 1.20% Class 4(d)       $10.15            --                 --            --         2.22%
      Highest contract charge 1.25% Class 4(d)      $10.15            --                 --            --         2.22%
      All contract charges                              --            12            $   125          0.24%
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET ALLOCATION FUND/SM/
2016  Lowest contract charge 1.30% Class P-2        $12.00            --                 --            --         5.91%
      Highest contract charge 1.70% Class P-2       $11.81            --                 --            --         5.45%
      All contract charges                              --           484            $ 5,775          1.31%
2015  Lowest contract charge 1.30% Class P-2        $11.33            --                 --            --        (2.41)%
      Highest contract charge 1.70% Class P-2       $11.20            --                 --            --        (2.78)%
      All contract charges                              --           504            $ 5,699          1.50%
2014  Lowest contract charge 1.30% Class P-2        $11.61            --                 --            --         1.57%
      Highest contract charge 1.70% Class P-2       $11.52            --                 --            --         1.14%
      All contract charges                              --           489            $ 5,664          0.08%
2013  Lowest contract charge 1.00% Class P-2(b)     $11.43            --                 --            --        13.62%
      Highest contract charge 1.70% Class P-2(b)    $11.39            --                 --            --        13.22%
      All contract charges                              --           191            $ 2,180          1.77%
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)
2016  Lowest contract charge 0.30% Class 4          $ 9.36            --                 --            --         4.82%
      Highest contract charge 1.70% Class 4         $ 9.56            --                 --            --         3.24%
      All contract charges                              --         3,789            $36,229          0.67%
2015  Lowest contract charge 0.30% Class 4(d)       $ 8.93            --                 --            --        (3.67)%
      Highest contract charge 1.70% Class 4         $ 9.26            --                 --            --        (5.03)%
      All contract charges                              --         3,247            $29,955          0.58%
2014  Lowest contract charge 1.20% Class 4          $ 9.17            --                 --            --        (9.30)%
      Highest contract charge 1.70% Class 4         $ 9.75            --                 --            --        (9.64)%
      All contract charges                              --         2,069            $20,029          1.59%
2013  Lowest contract charge 1.20% Class 4(d)       $10.11            --                 --            --         1.61%
      Highest contract charge 1.70% Class 4(b)      $10.79            --                 --            --         7.79%
      All contract charges                              --           615            $ 6,625          3.55%
AXA 400 MANAGED VOLATILITY
2016  Lowest contract charge 0.65% Class B          $18.11            --                 --            --        18.91%
      Highest contract charge 1.70% Class B         $20.23            --                 --            --        17.68%
      All contract charges                              --         3,959            $78,033          0.74%
2015  Lowest contract charge 0.65% Class B          $15.23            --                 --            --        (3.73)%
      Highest contract charge 1.70% Class B         $17.19            --                 --            --        (4.76)%
      All contract charges                              --         4,241            $72,320          0.54%

                                    FSA-205

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA 400 MANAGED VOLATILITY (CONTINUED)
   2014  Lowest contract charge 0.65% Class B        $15.82            --                 --            --        8.06%
         Highest contract charge 1.70% Class B       $18.05            --                 --            --        6.93%
         All contract charges                            --         4,305           $ 77,669          0.40%
2013(w)  Lowest contract charge 0.65% Class B        $14.64            --                 --            --       30.83%
         Highest contract charge 1.70% Class B       $16.88            --                 --            --       29.45%
         All contract charges                            --         4,545           $ 76,952          0.16%
2012(v)  Lowest contract charge 1.65% Class II       $11.19            --                 --            --       15.72%
         Highest contract charge 1.70% Class II      $13.04            --                 --            --       14.49%
         All contract charges                            --         4,830           $ 63,475          0.23%
AXA 500 MANAGED VOLATILITY
   2016  Lowest contract charge 0.65% Class B        $18.00            --                 --            --       10.29%
         Highest contract charge 1.70% Class B       $18.49            --                 --            --        9.15%
         All contract charges                            --         9,491           $175,396          1.20%
   2015  Lowest contract charge 0.65% Class B        $16.32            --                 --            --       (0.24)%
         Highest contract charge 1.70% Class B       $16.94            --                 --            --       (1.34)%
         All contract charges                            --        10,031           $170,851          0.90%
   2014  Lowest contract charge 0.65% Class B        $16.36            --                 --            --       11.83%
         Highest contract charge 1.70% Class B       $17.17            --                 --            --       10.70%
         All contract charges                            --        10,706           $185,193          0.57%
2013(w)  Lowest contract charge 0.65% Class B        $14.63            --                 --            --       30.04%
         Highest contract charge 1.70% Class B       $15.51            --                 --            --       28.71%
         All contract charges                            --        11,690           $182,711          0.44%
2012(v)  Lowest contract charge 0.65% Class B        $11.25            --                 --            --       14.10%
         Highest contract charge 1.70% Class B       $12.05            --                 --            --       12.83%
         All contract charges                            --        12,550           $152,404          0.63%
AXA 2000 MANAGED VOLATILITY
   2016  Lowest contract charge 0.65% Class B        $17.34            --                 --            --       19.75%
         Highest contract charge 1.70% Class B       $19.85            --                 --            --       18.44%
         All contract charges                            --         3,941           $ 77,963          0.70%
   2015  Lowest contract charge 0.65% Class B        $14.48            --                 --            --       (5.73)%
         Highest contract charge 1.70% Class B       $16.76            --                 --            --       (6.68)%
         All contract charges                            --         4,452           $ 74,582          0.39%
   2014  Lowest contract charge 0.65% Class B        $15.36            --                 --            --        3.36%
         Highest contract charge 1.70% Class B       $17.96            --                 --            --        2.28%
         All contract charges                            --         4,617           $ 83,163          0.15%
2013(w)  Lowest contract charge 0.65% Class B        $14.86            --                 --            --       36.46%
         Highest contract charge 1.70% Class B       $17.56            --                 --            --       35.08%
         All contract charges                            --         4,681           $ 82,678          0.11%
2012(v)  Lowest contract charge 0.65% Class B        $10.89            --                 --            --       14.75%
         Highest contract charge 1.70% Class B       $13.00            --                 --            --       13.44%
         All contract charges                            --         5,328           $ 69,826          0.33%
AXA AGGRESSIVE ALLOCATION
   2016  Lowest contract charge 1.30% Class A        $15.86            --                 --            --        7.38%
         Highest contract charge 1.70% Class A       $15.41            --                 --            --        6.94%
         All contract charges                            --         1,146           $ 18,059          0.98%
   2015  Lowest contract charge 1.30% Class A        $14.77            --                 --            --       (3.02)%
         Highest contract charge 1.70% Class A       $14.41            --                 --            --       (3.42)%
         All contract charges                            --         1,184           $ 17,376          0.93%
   2014  Lowest contract charge 1.30% Class A        $15.23            --                 --            --        3.32%
         Highest contract charge 1.70% Class A       $14.92            --                 --            --        2.97%
         All contract charges                            --         1,348           $ 20,405          1.53%
2013(w)  Lowest contract charge 1.30% Class A        $14.74            --                 --            --       24.81%
         Highest contract charge 1.70% Class A       $14.49            --                 --            --       24.27%
         All contract charges                            --         1,469           $ 21,547          2.52%
2012(u)  Lowest contract charge 1.30% Class A(a)     $11.81            --                 --            --        2.96%
         Highest contract charge 1.65% Class A(a)    $11.68            --                 --            --        2.73%
         All contract charges                            --           194           $  2,281          3.61%

                                    FSA-206

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA AGGRESSIVE ALLOCATION (CONTINUED)
2012(v)  Lowest contract charge 1.30% Class A        $11.81             --                 --           --       12.69%
         Highest contract charge 1.70% Class A       $11.66             --                 --           --       12.22%
         All contract charges                            --          1,253         $   14,748         0.83%
AXA AGGRESSIVE ALLOCATION
   2016  Lowest contract charge 1.10% Class B        $10.06             --                 --           --        7.59%
         Highest contract charge 1.25% Class B       $11.10             --                 --           --        7.35%
         All contract charges                            --            273         $    2,901         0.98%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.35             --                 --           --       (6.22)%
         Highest contract charge 1.25% Class B       $10.34             --                 --           --       (2.91)%
         All contract charges                            --            118         $    1,216         0.93%
   2014  Lowest contract charge 1.20% Class B        $10.66             --                 --           --        3.50%
         Highest contract charge 1.25% Class B       $10.65             --                 --           --        3.40%
         All contract charges                            --             94         $    1,006         1.53%
   2013  Lowest contract charge 1.25% Class B        $10.30             --                 --           --        2.59%
         Highest contract charge 1.25% Class B       $10.30             --                 --           --        2.59%
         All contract charges                            --              2         $       21         2.52%
AXA AGGRESSIVE STRATEGY
   2016  Lowest contract charge 1.30% Class B        $14.07             --                 --           --        7.73%
         Highest contract charge 1.70% Class B       $13.80             --                 --           --        7.23%
         All contract charges                            --        193,603         $2,709,398         1.09%
   2015  Lowest contract charge 1.30% Class B        $13.06             --                 --           --       (2.46)%
         Highest contract charge 1.70% Class B       $12.87             --                 --           --       (2.79)%
         All contract charges                            --        171,989         $2,236,469         1.43%
   2014  Lowest contract charge 1.30% Class B        $13.39             --                 --           --        4.86%
         Highest contract charge 1.70% Class B       $13.24             --                 --           --        4.42%
         All contract charges                            --        118,842         $1,585,315         1.99%
   2013  Lowest contract charge 1.30% Class B        $12.77             --                 --           --       21.85%
         Highest contract charge 1.70% Class B       $12.68             --                 --           --       21.34%
         All contract charges                            --         58,211         $  741,515         5.11%
   2012  Lowest contract charge 1.30% Class B(a)     $10.48             --                 --           --        3.25%
         Highest contract charge 1.70% Class B(a)    $10.45             --                 --           --        2.96%
         All contract charges                            --         11,834         $  123,880         2.25%
AXA BALANCED STRATEGY
   2016  Lowest contract charge 0.65% Class B        $12.77             --                 --           --        5.28%
         Highest contract charge 1.70% Class B       $13.03             --                 --           --        4.16%
         All contract charges                            --        206,228         $2,791,404         0.89%
   2015  Lowest contract charge 0.65% Class B        $12.13             --                 --           --       (1.30)%
         Highest contract charge 1.70% Class B       $12.51             --                 --           --       (2.34)%
         All contract charges                            --        194,842         $2,525,918         1.04%
   2014  Lowest contract charge 0.65% Class B        $12.29             --                 --           --        3.71%
         Highest contract charge 1.70% Class B       $12.81             --                 --           --        2.64%
         All contract charges                            --        168,531         $2,235,687         1.25%
2013(w)  Lowest contract charge 1.30% Class B        $12.69             --                 --           --       12.20%
         Highest contract charge 1.70% Class B       $12.48             --                 --           --       11.73%
         All contract charges                            --        128,062         $1,658,532         2.35%
2012(u)  Lowest contract charge 1.30% Class B(a)     $11.31             --                 --           --        1.71%
         Highest contract charge 1.70% Class B(a)    $11.17             --                 --           --        1.45%
         All contract charges                            --         15,246         $  171,809         1.82%
2012(v)  Lowest contract charge 1.30% Class B        $11.31             --                 --           --        7.10%
         Highest contract charge 1.70% Class B       $11.17             --                 --           --        6.69%
         All contract charges                            --        102,120         $1,228,875         0.83%
AXA CONSERVATIVE GROWTH STRATEGY
   2016  Lowest contract charge 0.65% Class B        $12.15             --                 --           --        4.20%
         Highest contract charge 1.70% Class B       $12.33             --                 --           --        3.18%
         All contract charges                            --        103,465         $1,320,323         0.90%

                                    FSA-207

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA CONSERVATIVE GROWTH STRATEGY (CONTINUED)
   2015  Lowest contract charge 0.65% Class B        $11.66            --                  --           --       (1.10)%
         Highest contract charge 1.70% Class B       $11.95            --                  --           --       (2.13)%
         All contract charges                            --        94,706          $1,168,745         0.99%
   2014  Lowest contract charge 0.65% Class B        $11.79            --                  --           --        3.15%
         Highest contract charge 1.70% Class B       $12.21            --                  --           --        2.01%
         All contract charges                            --        83,471          $1,051,381         1.11%
2013(w)  Lowest contract charge 0.65% Class B        $11.43            --                  --           --        9.80%
         Highest contract charge 1.70% Class B       $11.97            --                  --           --        8.62%
         All contract charges                            --        67,012          $  827,711         1.96%
2012(u)  Lowest contract charge 1.30% Class B(a)     $11.16            --                  --           --        1.45%
         Highest contract charge 1.70% Class B(a)    $11.02            --                  --           --        1.19%
         All contract charges                            --        10,259          $  114,078         1.85%
2012(v)  Lowest contract charge 0.65% Class B        $10.41            --                  --           --        6.55%
         Highest contract charge 1.70% Class B       $11.02            --                  --           --        5.45%
         All contract charges                            --        52,553          $  617,051         0.85%
AXA CONSERVATIVE STRATEGY
   2016  Lowest contract charge 0.65% Class B        $10.97            --                  --           --        2.14%
         Highest contract charge 1.70% Class B       $10.98            --                  --           --        1.01%
         All contract charges                            --        70,164          $  792,717         0.83%
   2015  Lowest contract charge 0.65% Class B        $10.74            --                  --           --       (0.83)%
         Highest contract charge 1.70% Class B       $10.87            --                  --           --       (1.81)%
         All contract charges                            --        62,480          $  696,974         0.88%
   2014  Lowest contract charge 0.65% Class B        $10.83            --                  --           --        1.98%
         Highest contract charge 1.70% Class B       $11.07            --                  --           --        0.82%
         All contract charges                            --        52,780          $  599,559         0.83%
2013(w)  Lowest contract charge 0.65% Class B        $10.62            --                  --           --        3.71%
         Highest contract charge 1.70% Class B       $10.98            --                  --           --        2.62%
         All contract charges                            --        43,555          $  490,129         1.18%
2012(u)  Lowest contract charge 1.30% Class B(a)     $10.84            --                  --           --        0.84%
         Highest contract charge 1.70% Class B(a)    $10.70            --                  --           --        0.47%
         All contract charges                            --         6,987          $   75,437         1.90%
2012(v)  Lowest contract charge 0.65% Class B        $10.24            --                  --           --        3.75%
         Highest contract charge 1.70% Class B       $10.70            --                  --           --        2.69%
         All contract charges                            --        38,516          $  430,809         0.91%
AXA GLOBAL EQUITY MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class A        $13.39            --                  --           --        3.16%
         Highest contract charge 1.70% Class A       $13.01            --                  --           --        2.68%
         All contract charges                            --           467          $    6,204         0.95%
   2015  Lowest contract charge 1.30% Class A        $12.98            --                  --           --       (3.06)%
         Highest contract charge 1.70% Class A       $12.67            --                  --           --       (3.36)%
         All contract charges                            --           530          $    6,839         0.93%
   2014  Lowest contract charge 1.30% Class A        $13.39            --                  --           --        0.37%
         Highest contract charge 1.70% Class A       $13.11            --                  --           --       (0.08)%
         All contract charges                            --           562          $    7,487         1.04%
2013(w)  Lowest contract charge 1.30% Class A        $13.34            --                  --           --       18.79%
         Highest contract charge 1.70% Class A       $13.12            --                  --           --       18.30%
         All contract charges                            --           481               6,377         0.91%
2012(u)  Lowest contract charge 1.30% Class A(a)     $11.23            --                  --           --        4.86%
         Highest contract charge 1.70% Class A(a)    $11.09            --                  --           --        4.52%
         All contract charges                            --            52                 587         2.62%
2012(v)  Lowest contract charge 1.30% Class A        $11.23            --                  --           --       15.53%
         Highest contract charge 1.70% Class A       $11.09            --                  --           --       15.04%
         All contract charges                            --           344          $    3,855         1.40%
AXA GLOBAL EQUITY MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class B        $28.41            --                  --           --        3.12%
         Highest contract charge 1.70% Class B       $20.06            --                  --           --        2.71%
         All contract charges                            --           348               8,719         0.95%

                                    FSA-208

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA GLOBAL EQUITY MANAGED VOLATILITY (CONTINUED)
   2015  Lowest contract charge 1.30% Class B        $27.55             --                 --           --       (2.99)%
         Highest contract charge 1.70% Class B       $19.53             --                 --           --       (3.41)%
         All contract charges                            --            328         $    8,040         0.93%
   2014  Lowest contract charge 1.30% Class B        $28.40             --                 --           --        0.35%
         Highest contract charge 1.70% Class B       $20.22             --                 --           --          --%
         All contract charges                            --            294         $    7,409         1.04%
2013(w)  Lowest contract charge 1.30% Class B        $28.30             --                 --           --       18.81%
         Highest contract charge 1.70% Class B       $20.22             --                 --           --       18.31%
         All contract charges                            --            271         $    6,844         0.91%
2012(v)  Lowest contract charge 0.95% Class B        $19.21             --                 --           --       15.86%
         Highest contract charge 1.90% Class B       $16.57             --                 --           --       14.75%
         All contract charges                            --         42,150         $  893,065         1.40%
AXA GROWTH STRATEGY
   2016  Lowest contract charge 0.65% Class B        $14.09             --                 --           --        7.39%
         Highest contract charge 1.70% Class B       $14.53             --                 --           --        6.21%
         All contract charges                            --        237,828         $3,616,245         1.00%
   2015  Lowest contract charge 0.65% Class B        $13.12             --                 --           --       (1.65)%
         Highest contract charge 1.70% Class B       $13.68             --                 --           --       (2.63)%
         All contract charges                            --        217,542         $3,107,504         1.26%
   2014  Lowest contract charge 0.65% Class B        $13.34             --                 --           --        4.96%
         Highest contract charge 1.70% Class B       $14.05             --                 --           --        3.84%
         All contract charges                            --        165,833         $2,437,544         1.66%
2013(w)  Lowest contract charge 0.65% Class B        $12.71             --                 --           --       19.45%
         Highest contract charge 1.70% Class B       $13.53             --                 --           --       18.17%
         All contract charges                            --        100,706         $1,440,835         3.63%
2012(u)  Lowest contract charge 1.30% Class B(a)     $11.60             --                 --           --        2.29%
         Highest contract charge 1.70% Class B(a)    $11.45             --                 --           --        1.96%
         All contract charges                            --         14,063         $  162,471         1.83%
2012(v)  Lowest contract charge 0.65% Class B        $10.64             --                 --           --       10.49%
         Highest contract charge 1.70% Class B       $11.45             --                 --           --        9.26%
         All contract charges                            --         77,432         $1,024,880         0.82%
AXA INTERNATIONAL CORE MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class A        $10.29             --                 --           --       (1.15)%
         Highest contract charge 1.70% Class A       $10.00             --                 --           --       (1.48)%
         All contract charges                            --            434         $    4,432         0.29%
   2015  Lowest contract charge 1.30% Class A        $10.41             --                 --           --       (5.54)%
         Highest contract charge 1.70% Class A       $10.15             --                 --           --       (5.93)%
         All contract charges                            --            445         $    4,593         0.06%
   2014  Lowest contract charge 1.30% Class A        $11.02             --                 --           --       (7.47)%
         Highest contract charge 1.70% Class A       $10.79             --                 --           --       (7.86)%
         All contract charges                            --            388         $    4,253         1.62%
2013(w)  Lowest contract charge 1.30% Class A        $11.91             --                 --           --       15.97%
         Highest contract charge 1.70% Class A       $11.71             --                 --           --       15.48%
         All contract charges                            --            285         $    3,370         0.92%
2012(u)  Lowest contract charge 1.30% Class A(a)     $10.27             --                 --           --        5.88%
         Highest contract charge 1.70% Class A(a)    $10.14             --                 --           --        5.52%
         All contract charges                            --             32         $      329         2.83%
2012(v)  Lowest contract charge 1.30% Class A        $10.27             --                 --           --       14.75%
         Highest contract charge 1.70% Class A       $10.14             --                 --           --       14.32%
         All contract charges                            --            250         $    2,555         1.44%
AXA INTERNATIONAL CORE MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class B        $14.32             --                 --           --       (1.10)%
         Highest contract charge 1.70% Class B       $11.41             --                 --           --       (1.47)%
         All contract charges                            --            545         $    7,273         0.29%
   2015  Lowest contract charge 1.30% Class B        $14.48             --                 --           --       (5.54)%
         Highest contract charge 1.70% Class B       $11.58             --                 --           --       (6.01)%
         All contract charges                            --            583         $    7,915         0.06%

                                    FSA-209

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                       UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                       ---------- ----------------- ----------------- ------------- --------
AXA INTERNATIONAL CORE MANAGED VOLATILITY (CONTINUED)
   2014    Lowest contract charge 1.30% Class B          $15.33            --                 --            --       (7.48)%
           Highest contract charge 1.70% Class B         $12.32            --                 --            --       (7.85)%
           All contract charges                              --           545           $  7,822          1.62
2013(w)    Lowest contract charge 1.30% Class B          $16.57            --                 --            --       16.04%
           Highest contract charge 1.70% Class B         $13.37            --                 --            --       15.56%
           All contract charges                              --           294           $  4,557          0.92%
2012(v)    Lowest contract charge 0.95% Class B          $12.84            --                 --            --       15.26%
           Highest contract charge 1.90% Class B         $11.25            --                 --            --       14.10%
           All contract charges                              --        47,756           $629,076          1.44%
AXA INTERNATIONAL MANAGED VOLATILITY
   2016    Lowest contract charge 0.65% Class B          $10.19            --                 --            --       (0.78)%
           Highest contract charge 1.70% Class B         $10.03            --                 --            --       (1.76)%
           All contract charges                              --        10,749           $109,748          1.23%
   2015    Lowest contract charge 0.65% Class B          $10.27            --                 --            --       (3.02)%
           Highest contract charge 1.70% Class B         $10.21            --                 --            --       (4.13)%
           All contract charges                              --        11,114           $115,259          0.04%
   2014    Lowest contract charge 0.65% Class B          $10.59            --                 --            --       (7.11)%
           Highest contract charge 1.70% Class B         $10.65            --                 --            --       (8.03)%
           All contract charges                              --        11,094           $119,622          0.84%
2013(w)    Lowest contract charge 0.65% Class B          $11.40            --                 --            --       20.38%
           Highest contract charge 1.70% Class B         $11.58            --                 --            --       19.01%
           All contract charges                              --        10,689           $125,030          0.00%
2012(v)    Lowest contract charge 0.65% Class B          $ 9.47            --                 --            --       15.77%
           Highest contract charge 1.70% Class B         $ 9.73            --                 --            --       14.61%
           All contract charges                              --        11,384           $111,566          0.65%
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
   2016    Lowest contract charge 1.30% Class A          $10.28            --                 --            --       (0.48)%
           Highest contract charge 1.70% Class A         $ 9.98            --                 --            --       (0.99)%
           All contract charges                              --           306           $  3,115          0.45%
   2015    Lowest contract charge 1.30% Class A          $10.33            --                 --            --       (4.44)%
           Highest contract charge 1.70% Class A         $10.08            --                 --            --       (4.82)%
           All contract charges                              --           359           $  3,686          0.10%
   2014    Lowest contract charge 1.30% Class A          $10.81            --                 --            --       (8.39)%
           Highest contract charge 1.70% Class A         $10.59            --                 --            --       (8.71)%
           All contract charges                              --           375           $  4,031          1.63%
2013(w)    Lowest contract charge 1.30% Class A          $11.80            --                 --            --       17.76%
           Highest contract charge 1.70% Class A         $11.60            --                 --            --       17.29%
           All contract charges                              --           356           $  4,177          1.19%
2012(u)    Lowest contract charge 1.30% Class A(a)       $10.02            --                 --            --        7.40%
           Highest contract charge 1.65% Class A(a)      $ 9.91            --                 --            --        7.14%
           All contract charges                              --            11           $    106          4.45%
2012(v)    Lowest contract charge 1.30% Class A          $10.02            --                 --            --       15.97%
           Highest contract charge 1.70% Class A         $ 9.89            --                 --            --       15.40%
           All contract charges                              --           371           $  3,701          1.78%
AXA LARGE CAP CORE MANAGED VOLATILITY
   2016    Lowest contract charge 1.30% Class B          $20.10            --                 --            --        8.41%
           Highest contract charge 1.70% Class B         $14.50            --                 --            --        7.97%
           All contract charges                              --           509           $  9,344          1.19%
   2015    Lowest contract charge 1.30% Class B          $18.54            --                 --            --       (0.96)%
           Highest contract charge 1.70% Class B         $13.43            --                 --            --       (1.40)%
           All contract charges                              --           493           $  8,225          1.05%
   2014    Lowest contract charge 1.30% Class B          $18.72            --                 --            --       10.18%
           Highest contract charge 1.70% Class B         $13.62            --                 --            --        9.75%
           All contract charges                              --           464           $  7,756          1.24%
2013(w)    Lowest contract charge 1.30% Class B          $16.99            --                 --            --       29.79%
           Highest contract charge 1.70% Class B         $12.41            --                 --            --       29.27%
           All contract charges                              --           222           $  3,386          0.59%

                                    FSA-210

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA LARGE CAP CORE MANAGED VOLATILITY (CONTINUED)
2012(v)  Lowest contract charge 0.95% Class B        $10.67            --                 --            --       13.87%
         Highest contract charge 1.90% Class B       $ 9.33            --                 --            --       12.82%
         All contract charges                            --        12,776           $137,932          1.12%
AXA LARGE CAP GROWTH MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class A        $19.48            --                 --            --        4.17%
         Highest contract charge 1.70% Class A       $18.92            --                 --            --        3.73%
         All contract charges                            --           274           $  5,298          0.56%
   2015  Lowest contract charge 1.30% Class A        $18.70            --                 --            --        2.69%
         Highest contract charge 1.70% Class A       $18.24            --                 --            --        2.24%
         All contract charges                            --           314           $  5,839          0.30%
   2014  Lowest contract charge 1.30% Class A        $18.21            --                 --            --        9.63%
         Highest contract charge 1.70% Class A       $17.84            --                 --            --        9.25%
         All contract charges                            --           289           $  5,230          0.24%
2013(w)  Lowest contract charge 1.30% Class A        $16.61            --                 --            --       33.63%
         Highest contract charge 1.70% Class A       $16.33            --                 --            --       33.09%
         All contract charges                            --           205           $  3,406          0.19%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.43            --                 --            --       (1.74)%
         Highest contract charge 1.65% Class A(a)    $12.29            --                 --            --       (1.99)%
         All contract charges                            --            11           $    139          1.35%
2012(v)  Lowest contract charge 1.30% Class A        $12.43            --                 --            --       12.29%
         Highest contract charge 1.70% Class A       $12.27            --                 --            --       11.75%
         All contract charges                            --           147           $  1,825          0.56%
AXA LARGE CAP GROWTH MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class B        $22.74            --                 --            --        4.17%
         Highest contract charge 1.70% Class B       $24.49            --                 --            --        3.73%
         All contract charges                            --           733           $ 16,909          0.56%
   2015  Lowest contract charge 1.30% Class B        $21.83            --                 --            --        2.68%
         Highest contract charge 1.70% Class B       $23.61            --                 --            --        2.25%
         All contract charges                            --           772           $ 17,200          0.30%
   2014  Lowest contract charge 1.30% Class B        $21.26            --                 --            --        9.64%
         Highest contract charge 1.70% Class B       $23.09            --                 --            --        9.22%
         All contract charges                            --           720           $ 15,801          0.24%
2013(w)  Lowest contract charge 1.30% Class B        $19.39            --                 --            --       33.63%
         Highest contract charge 1.70% Class B       $21.14            --                 --            --       33.04%
         All contract charges                            --           446           $  8,930          0.19%
2012(v)  Lowest contract charge 0.95% Class B        $17.90            --                 --            --       12.65%
         Highest contract charge 1.90% Class B       $15.39            --                 --            --       11.60%
         All contract charges                            --        33,585           $512,891          0.56%
AXA LARGE CAP VALUE MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class A        $19.15            --                 --            --       13.85%
         Highest contract charge 1.70% Class A       $18.60            --                 --            --       13.35%
         All contract charges                            --           489           $  9,281          1.79%
   2015  Lowest contract charge 1.30% Class A        $16.82            --                 --            --       (5.24)%
         Highest contract charge 1.70% Class A       $16.41            --                 --            --       (5.64)%
         All contract charges                            --           976           $ 16,144          2.25%
   2014  Lowest contract charge 1.30% Class A        $17.75            --                 --            --       10.73%
         Highest contract charge 1.70% Class A       $17.39            --                 --            --       10.34%
         All contract charges                            --           349           $  6,155          1.87%
2013(w)  Lowest contract charge 1.30% Class A        $16.03            --                 --            --       30.75%
         Highest contract charge 1.70% Class A       $15.76            --                 --            --       30.25%
         All contract charges                            --           185           $  2,945          1.14%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.26            --                 --            --        4.16%
         Highest contract charge 1.65% Class A(a)    $12.12            --                 --            --        3.86%
         All contract charges                            --            15           $    188          3.57%
2012(v)  Lowest contract charge 1.30% Class A        $12.26            --                 --            --       14.37%
         Highest contract charge 1.70% Class A       $12.10            --                 --            --       13.83%
         All contract charges                            --           127           $  1,541          1.54%

                                    FSA-211

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA LARGE CAP VALUE MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class B        $17.76            --                 --            --       13.85%
         Highest contract charge 1.70% Class B       $19.46            --                 --            --       13.40%
         All contract charges                            --           811           $ 14,619          1.79%
   2015  Lowest contract charge 1.30% Class B        $15.60            --                 --            --       (5.28)%
         Highest contract charge 1.70% Class B       $17.16            --                 --            --       (5.66)%
         All contract charges                            --           817           $ 12,896          2.25%
   2014  Lowest contract charge 1.30% Class B        $16.47            --                 --            --       10.76%
         Highest contract charge 1.70% Class B       $18.19            --                 --            --       10.31%
         All contract charges                            --           805           $ 13,433          1.87%
2013(w)  Lowest contract charge 1.30% Class B        $14.87            --                 --            --       30.78%
         Highest contract charge 1.70% Class B       $16.49            --                 --            --       30.25%
         All contract charges                            --           311           $  4,740          1.14%
2012(v)  Lowest contract charge 0.95% Class B        $14.19            --                 --            --       14.71%
         Highest contract charge 1.90% Class B       $12.28            --                 --            --       13.60%
         All contract charges                            --        80,831           $983,911          1.54%
AXA MID CAP VALUE MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class A        $21.21            --                 --            --       16.09%
         Highest contract charge 1.70% Class A       $20.61            --                 --            --       15.66%
         All contract charges                            --           216           $  4,560          1.36%
   2015  Lowest contract charge 1.30% Class A        $18.27            --                 --            --       (4.79)%
         Highest contract charge 1.70% Class A       $17.82            --                 --            --       (5.16)%
         All contract charges                            --           199           $  3,604          0.85%
   2014  Lowest contract charge 1.30% Class A        $19.19            --                 --            --        9.47%
         Highest contract charge 1.70% Class A       $18.79            --                 --            --        8.99%
         All contract charges                            --           172           $  3,272          0.63%
2013(w)  Lowest contract charge 1.30% Class A        $17.53            --                 --            --       31.31%
         Highest contract charge 1.70% Class A       $17.24            --                 --            --       30.80%
         All contract charges                            --           105           $  1,821          0.50%
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.35            --                 --            --        4.71%
         Highest contract charge 1.65% Class A(a)    $13.20            --                 --            --        4.43%
         All contract charges                            --            14           $    194          2.68%
2012(v)  Lowest contract charge 1.30% Class A        $13.35            --                 --            --       17.11%
         Highest contract charge 1.70% Class A       $13.18            --                 --            --       16.64%
         All contract charges                            --            57           $    764          1.20%
AXA MID CAP VALUE MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class B        $24.42            --                 --            --       16.12%
         Highest contract charge 1.70% Class B       $25.43            --                 --            --       15.64%
         All contract charges                            --           515           $ 12,477          1.36%
   2015  Lowest contract charge 1.30% Class B        $21.03            --                 --            --       (4.76)%
         Highest contract charge 1.70% Class B       $21.99            --                 --            --       (5.17)%
         All contract charges                            --           429           $  8,993          0.85%
   2014  Lowest contract charge 1.30% Class B        $22.08            --                 --            --        9.42%
         Highest contract charge 1.70% Class B       $23.19            --                 --            --        8.98%
         All contract charges                            --           322           $  7,158          0.63%
2013(w)  Lowest contract charge 1.30% Class B        $20.18            --                 --            --       31.38%
         Highest contract charge 1.70% Class B       $21.28            --                 --            --       30.87%
         All contract charges                            --           251           $  5,120          0.50%
2012(v)  Lowest contract charge 0.95% Class B        $18.32            --                 --            --       17.51%
         Highest contract charge 1.90% Class B       $15.75            --                 --            --       16.32%
         All contract charges                            --        60,166           $946,778          1.20%
AXA MODERATE ALLOCATION
   2016  Lowest contract charge 1.30% Class A        $13.15            --                 --            --        3.95%
         Highest contract charge 1.70% Class A       $12.78            --                 --            --        3.57%
         All contract charges                            --         7,444           $ 97,273          0.97%
   2015  Lowest contract charge 1.30% Class A        $12.65            --                 --            --       (2.17)%
         Highest contract charge 1.70% Class A       $12.34            --                 --            --       (2.53)%
         All contract charges                            --         7,426           $ 93,368          0.93%

                                    FSA-212

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA MODERATE ALLOCATION (CONTINUED)
   2014  Lowest contract charge 1.30% Class A        $12.93             --                 --           --        1.73%
         Highest contract charge 1.70% Class A       $12.66             --                 --           --        1.28%
         All contract charges                            --          6,400         $   82,370         1.26%
2013(w)  Lowest contract charge 1.30% Class A        $12.71             --                 --           --       11.59%
         Highest contract charge 1.70% Class A       $12.50             --                 --           --       11.21%
         All contract charges                            --          5,089         $   64,425         1.93%
2012(u)  Lowest contract charge 1.30% Class A(a)     $11.39             --                 --           --        1.97%
         Highest contract charge 1.70% Class A(a)    $11.24             --                 --           --        1.63%
         All contract charges                            --            671         $    7,626         1.55%
2012(v)  Lowest contract charge 1.30% Class A        $11.39             --                 --           --        7.45%
         Highest contract charge 1.70% Class A       $11.24             --                 --           --        6.95%
         All contract charges                            --          3,113         $       --         0.76%
AXA MODERATE ALLOCATION
   2016  Lowest contract charge 1.10% Class B        $ 9.97             --                 --           --        4.18%
         Highest contract charge 1.25% Class B       $10.49             --                 --           --        4.07%
         All contract charges                            --          3,079         $   31,796         0.97%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.57             --                 --           --       (4.01)%
         Highest contract charge 1.25% Class B       $10.08             --                 --           --       (2.14)%
         All contract charges                            --          1,656         $   16,584         0.93%
   2014  Lowest contract charge 1.20% Class B        $10.30             --                 --           --        1.78%
         Highest contract charge 1.25% Class B       $10.30             --                 --           --        1.78%
         All contract charges                            --            643         $    6,617         1.26%
   2013  Lowest contract charge 1.20% Class B(d)     $10.12             --                 --           --        1.10%
         Highest contract charge 1.25% Class B(d)    $10.12             --                 --           --        1.10%
         All contract charges                            --             30         $      299         1.93%
AXA MODERATE GROWTH STRATEGY
   2016  Lowest contract charge 0.65% Class B        $13.43             --                 --           --        6.42%
         Highest contract charge 1.70% Class B       $13.78             --                 --           --        5.27%
         All contract charges                            --        412,040         $5,886,347         0.93%
   2015  Lowest contract charge 0.65% Class B        $12.62             --                 --           --       (1.48)%
         Highest contract charge 1.70% Class B       $13.09             --                 --           --       (2.46)%
         All contract charges                            --        398,866         $5,398,722         1.10%
   2014  Lowest contract charge 0.65% Class B        $12.81             --                 --           --        4.32%
         Highest contract charge 1.70% Class B       $13.42             --                 --           --        3.23%
         All contract charges                            --        357,621         $4,954,307         1.33%
2013(w)  Lowest contract charge 0.65% Class B        $12.28             --                 --           --       16.18%
         Highest contract charge 1.70% Class B       $13.00             --                 --           --       14.84%
         All contract charges                            --        290,011         $3,891,368         2.54%
2012(u)  Lowest contract charge 1.30% Class B(a)     $11.46             --                 --           --        1.96%
         Highest contract charge 1.70% Class B(a)    $11.32             --                 --           --        1.71%
         All contract charges                            --         27,322         $  312,066         1.69%
2012(v)  Lowest contract charge 0.65% Class B        $10.57             --                 --           --        9.08%
         Highest contract charge 1.70% Class B       $11.32             --                 --           --        8.02%
         All contract charges                            --        245,253         $2,970,451         0.75%
AXA MODERATE-PLUS ALLOCATION
   2016  Lowest contract charge 1.30% Class A        $14.51             --                 --           --        5.91%
         Highest contract charge 1.70% Class A       $14.09             --                 --           --        5.39%
         All contract charges                            --          2,447         $   35,296         0.91%
   2015  Lowest contract charge 1.30% Class A        $13.70             --                 --           --       (2.56)%
         Highest contract charge 1.70% Class A       $13.37             --                 --           --       (2.90)%
         All contract charges                            --          2,757         $   37,605         0.93%
   2014  Lowest contract charge 1.30% Class A        $14.06             --                 --           --        2.40%
         Highest contract charge 1.70% Class A       $13.77             --                 --           --        2.00%
         All contract charges                            --          2,942         $   41,212         1.39%
2013(w)  Lowest contract charge 1.30% Class A        $13.73             --                 --           --       18.26%
         Highest contract charge 1.70% Class A       $13.50             --                 --           --       17.70%
         All contract charges                            --          3,055         $   41,813         2.05%

                                    FSA-213

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA MODERATE-PLUS ALLOCATION (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class A(a)     $11.61            --                 --            --         2.47%
         Highest contract charge 1.70% Class A(a)    $11.47            --                 --            --         2.23%
         All contract charges                            --           398            $ 4,611          1.62%
2012(v)  Lowest contract charge 1.30% Class A        $11.61            --                 --            --        10.05%
         Highest contract charge 1.70% Class A       $11.47            --                 --            --         9.66%
         All contract charges                            --         2,788            $32,283          0.77%
AXA MODERATE-PLUS ALLOCATION
   2016  Lowest contract charge 1.10% Class B        $10.04            --                 --            --         6.13%
         Highest contract charge 1.25% Class B       $10.81            --                 --            --         5.98%
         All contract charges                            --         1,404            $14,859          0.91%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.46            --                 --            --        (5.12)%
         Highest contract charge 1.25% Class B       $10.20            --                 --            --        (2.49)%
         All contract charges                            --           898            $ 9,049          0.93%
   2014  Lowest contract charge 1.20% Class B        $10.47            --                 --            --         2.55%
         Highest contract charge 1.25% Class B       $10.46            --                 --            --         2.45%
         All contract charges                            --           594            $ 6,215          1.39%
   2013  Lowest contract charge 1.20% Class B(d)     $10.21            --                 --            --         1.90%
         Highest contract charge 1.25% Class B(d)    $10.21            --                 --            --         1.90%
         All contract charges                            --            47            $   481          2.05%
AXA NATURAL RESOURCES
   2016  Lowest contract charge 1.10% Class B        $ 9.11            --                 --            --        28.13%
         Highest contract charge 1.70% Class B       $ 8.20            --                 --            --        27.33%
         All contract charges                            --           684            $ 5,680          3.00%
   2015  Lowest contract charge 1.10% Class B(l)     $ 7.11            --                 --            --       (25.63)%
         Highest contract charge 1.70% Class B       $ 6.44            --                 --            --       (27.07)%
         All contract charges                            --           324            $ 2,098          2.38%
   2014  Lowest contract charge 1.20% Class B        $ 8.65            --                 --            --       (13.84)%
         Highest contract charge 1.70% Class B       $ 8.83            --                 --            --       (14.19)%
         All contract charges                            --           157            $ 1,387          1.45%
   2013  Lowest contract charge 1.30% Class B(b)     $10.33            --                 --            --         3.61%
         Highest contract charge 1.70% Class B(b)    $10.29            --                 --            --         3.21%
         All contract charges                            --            38            $   393          1.47%
AXA REAL ESTATE
   2016  Lowest contract charge 0.65% Class B        $10.34            --                 --            --         3.92%
         Highest contract charge 1.70% Class B       $10.96            --                 --            --         2.81%
         All contract charges                            --         1,120            $12,295          0.74%
   2015  Lowest contract charge 0.65% Class B        $ 9.95            --                 --            --        (2.64)%
         Highest contract charge 1.70% Class B       $10.66            --                 --            --        (3.62)%
         All contract charges                            --           858            $ 9,155          0.65%
   2014  Lowest contract charge 0.65% Class B        $10.22            --                 --            --        15.87%
         Highest contract charge 1.70% Class B       $11.06            --                 --            --        14.61%
         All contract charges                            --           522            $ 5,787          8.97%
   2013  Lowest contract charge 1.30% Class B(b)     $ 9.68            --                 --            --        (3.39)%
         Highest contract charge 1.70% Class B(b)    $ 9.65            --                 --            --        (3.69)%
         All contract charges                            --           152            $ 1,467          3.06%
AXA SMARTBETA EQUITY
   2016  Lowest contract charge 1.10% Class B        $10.10            --                 --            --         4.66%
         Highest contract charge 1.25% Class B       $11.33            --                 --            --         4.62%
         All contract charges                            --            87            $   955          1.44%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.65            --                 --            --        (3.02)%
         Highest contract charge 1.25% Class B       $10.83            --                 --            --        (0.18)%
         All contract charges                            --            65            $   698          1.33%
   2014  Lowest contract charge 1.20% Class B(e)     $10.86            --                 --            --         5.95%
         Highest contract charge 1.25% Class B(e)    $10.85            --                 --            --         5.85%
         All contract charges                            --            30            $   328          1.90%

                                    FSA-214

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA ULTRA CONSERVATIVE STRATEGY
   2016  Lowest contract charge 1.30% Class B        $10.10             --                 --           --        0.10%
         Highest contract charge 1.70% Class B       $ 9.89             --                 --           --       (0.30)%
         All contract charges                            --         23,917         $  239,324         0.22%
   2015  Lowest contract charge 1.30% Class B        $10.09             --                 --           --       (1.37)%
         Highest contract charge 1.70% Class B       $ 9.92             --                 --           --       (1.68)%
         All contract charges                            --          4,601         $   46,148         1.60%
   2014  Lowest contract charge 1.30% Class B        $10.23             --                 --           --        0.59%
         Highest contract charge 1.70% Class B       $10.09             --                 --           --        0.20%
         All contract charges                            --            256         $    2,600         1.04%
2013(w)  Lowest contract charge 1.30% Class B        $10.17             --                 --           --        0.79%
         Highest contract charge 1.70% Class B       $10.07             --                 --           --        0.30%
         All contract charges                            --             39         $      397         0.78%
2012(u)  Lowest contract charge 1.30% Class B(a)     $10.09             --                 --           --       (0.69)%
         Highest contract charge 1.55% Class B(a)    $10.06             --                 --           --       (0.89)%
         All contract charges                            --             --         $        2         1.49%
2012(v)  Lowest contract charge 1.30% Class B        $10.09             --                 --           --        0.40%
         Highest contract charge 1.70% Class B       $10.04             --                 --           --          --%
         All contract charges                            --             19         $       --         0.65%
AXA/AB DYNAMIC GROWTH
   2016  Lowest contract charge 1.30% Class B        $ 9.69             --                 --           --        2.65%
         Highest contract charge 1.70% Class B       $ 9.63             --                 --           --        2.23%
         All contract charges                            --         35,001         $  338,902         0.34%
   2015  Lowest contract charge 1.30% Class B(l)     $ 9.44             --                 --           --       (5.22)%
         Highest contract charge 1.70% Class B(l)    $ 9.42             --                 --           --       (5.42)%
         All contract charges                            --         15,626         $  147,439         0.28%
AXA/AB DYNAMIC MODERATE GROWTH
   2016  Lowest contract charge 0.30% Class B(d)     $10.91             --                 --           --        3.41%
         Highest contract charge 1.70% Class B       $11.77             --                 --           --        1.99%
         All contract charges                            --        209,957         $2,508,401         0.40%
   2015  Lowest contract charge 0.65% Class B        $12.15             --                 --           --       (1.22)%
         Highest contract charge 1.70% Class B       $11.54             --                 --           --       (2.29)%
         All contract charges                            --        207,777         $2,426,133         0.78%
   2014  Lowest contract charge 0.65% Class B        $12.30             --                 --           --        4.06%
         Highest contract charge 1.70% Class B       $11.81             --                 --           --        2.96%
         All contract charges                            --        170,494         $2,031,930         0.95%
2013(w)  Lowest contract charge 0.65% Class B        $11.82             --                 --           --       15.43%
         Highest contract charge 1.70% Class B       $11.47             --                 --           --       14.24%
         All contract charges                            --        115,146         $1,329,120         0.37%
2012(u)  Lowest contract charge 1.30% Class B(a)     $10.12             --                 --           --        1.10%
         Highest contract charge 1.70% Class B(a)    $10.04             --                 --           --        0.80%
         All contract charges                            --         21,714         $  219,067         0.86%
2012(v)  Lowest contract charge 0.65% Class B        $10.24             --                 --           --        7.00%
         Highest contract charge 1.70% Class B       $10.04             --                 --           --        5.91%
         All contract charges                            --         33,558         $  338,311         0.61%
AXA/AB SHORT DURATION GOVERNMENT BOND
   2016  Lowest contract charge 1.10% Class B        $ 9.79             --                 --           --       (0.91)%
         Highest contract charge 1.25% Class B       $ 9.52             --                 --           --       (1.04)%
         All contract charges                            --            173         $    1,662         0.10%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.88             --                 --           --       (1.10)%
         Highest contract charge 1.25% Class B       $ 9.62             --                 --           --       (1.74)%
         All contract charges                            --            120         $    1,167         0.00%
   2014  Lowest contract charge 1.20% Class B        $ 9.80             --                 --           --       (1.71)%
         Highest contract charge 1.25% Class B       $ 9.79             --                 --           --       (1.81)%
         All contract charges                            --             57         $      560         0.00%
   2013  Lowest contract charge 1.20% Class B(d)     $ 9.97             --                 --           --       (0.20)%
         Highest contract charge 1.25% Class B(d)    $ 9.97             --                 --           --       (0.20)%
         All contract charges                            --             23         $      229         0.00%

                                    FSA-215

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA/AB SMALL CAP GROWTH
   2016  Lowest contract charge 0.65% Class A        $18.66            --                 --            --       11.87%
         Highest contract charge 1.70% Class A       $22.88            --                 --            --       10.69%
         All contract charges                            --         1,730           $ 40,211          0.40%
   2015  Lowest contract charge 0.65% Class A        $16.68            --                 --            --       (3.53)%
         Highest contract charge 1.70% Class A       $20.67            --                 --            --       (4.57)%
         All contract charges                            --         1,447           $ 30,413          0.05%
   2014  Lowest contract charge 0.65% Class A        $17.29            --                 --            --        2.86%
         Highest contract charge 1.70% Class A       $21.66            --                 --            --        1.83%
         All contract charges                            --         1,187           $ 26,079          0.07%
2013(w)  Lowest contract charge 0.65% Class A        $16.81            --                 --            --       37.34%
         Highest contract charge 1.70% Class A       $21.27            --                 --            --       35.82%
         All contract charges                            --           980           $ 21,064          0.06%
2012(u)  Lowest contract charge 1.30% Class A(a)     $15.86            --                 --            --        1.47%
         Highest contract charge 1.70% Class A(a)    $15.66            --                 --            --        1.16%
         All contract charges                            --           152           $  2,377          0.57%
2012(v)  Lowest contract charge 0.65% Class A        $12.24            --                 --            --       14.82%
         Highest contract charge 1.70% Class A       $15.66            --                 --            --       13.64%
         All contract charges                            --           407           $  6,446          0.22%
AXA/AB SMALL CAP GROWTH
   2016  Lowest contract charge 0.30% Class B        $11.62            --                 --            --       12.16%
         Highest contract charge 1.70% Class B       $31.02            --                 --            --       10.67%
         All contract charges                            --           927           $ 18,137          0.40%
   2015  Lowest contract charge 0.30% Class B(d)     $10.36            --                 --            --       (3.18)%
         Highest contract charge 1.70% Class B       $28.03            --                 --            --       (4.56)%
         All contract charges                            --           913           $ 17,098          0.05%
   2014  Lowest contract charge 1.20% Class B        $10.58            --                 --            --        2.32%
         Highest contract charge 1.70% Class B       $29.37            --                 --            --        1.80%
         All contract charges                            --           741           $ 15,872          0.07%
2013(w)  Lowest contract charge 1.20% Class B(d)     $10.34            --                 --            --        4.23%
         Highest contract charge 1.70% Class B       $28.85            --                 --            --       35.83%
         All contract charges                            --           486           $ 12,294          0.06%
2012(v)  Lowest contract charge 0.95% Class B        $23.92            --                 --            --       14.45%
         Highest contract charge 1.90% Class B       $20.57            --                 --            --       13.40%
         All contract charges                            --        23,849           $463,084          0.22%
AXA/CLEARBRIDGE VARIABLE LARGE CAP GROWTH
   2016  Lowest contract charge 1.30% Class B        $14.43            --                 --            --       (0.41)%
         Highest contract charge 1.70% Class B       $14.09            --                 --            --       (0.84)%
         All contract charges                            --         4,991           $ 75,699          0.00%
   2015  Lowest contract charge 1.30% Class B        $14.49            --                 --            --       (0.07)%
         Highest contract charge 1.70% Class B       $14.21            --                 --            --       (0.42)%
         All contract charges                            --         5,919           $ 89,723          0.00%
   2014  Lowest contract charge 1.30% Class B        $14.50            --                 --            --        2.47%
         Highest contract charge 1.70% Class B       $14.27            --                 --            --        2.00%
         All contract charges                            --         6,403           $ 97,019          0.00%
2013(w)  Lowest contract charge 1.30% Class B        $14.15            --                 --            --       37.25%
         Highest contract charge 1.70% Class B       $13.99            --                 --            --       36.75%
         All contract charges                            --         5,150           $ 76,479          0.00%
2012(u)  Lowest contract charge 1.30% Class B(a)     $10.31            --                 --            --       (0.48)%
         Highest contract charge 1.70% Class B(a)    $10.23            --                 --            --       (0.78)%
         All contract charges                            --           775           $  7,971          0.03%
2012(v)  Lowest contract charge 0.95% Class B        $13.08            --                 --            --       19.23%
         Highest contract charge 1.90% Class B       $11.43            --                 --            --       18.08%
         All contract charges                            --        43,932           $634,754          0.01%
AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND
   2016  Lowest contract charge 1.10% Class B        $10.17            --                 --            --        3.78%
         Highest contract charge 1.70% Class B       $10.02            --                 --            --        3.09%
         All contract charges                            --           708           $  7,166          4.08%

                                    FSA-216

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND (CONTINUED)
   2015     Lowest contract charge 1.10% Class B(m)        $ 9.80            --                 --            --       (1.90)%
            Highest contract charge 1.70% Class B(l)       $ 9.72            --                 --            --       (2.99)%
            All contract charges                               --           163           $  1,588          4.54%
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
   2016     Lowest contract charge 1.30% Class A           $15.24            --                 --            --        9.01%
            Highest contract charge 1.70% Class A          $14.80            --                 --            --        8.58%
            All contract charges                               --           289           $  4,352          2.58%
   2015     Lowest contract charge 1.30% Class A           $13.98            --                 --            --       (4.25)%
            Highest contract charge 1.70% Class A          $13.63            --                 --            --       (4.69)%
            All contract charges                               --           263           $  3,656          2.29%
   2014     Lowest contract charge 1.30% Class A           $14.60            --                 --            --        4.81%
            Highest contract charge 1.70% Class A          $14.30            --                 --            --        4.38%
            All contract charges                               --           268           $  3,905          2.50%
2013(w)     Lowest contract charge 1.30% Class A           $13.93            --                 --            --       13.07%
            Highest contract charge 1.70% Class A          $13.70            --                 --            --       12.66%
            All contract charges                               --           213           $  2,948          2.60%
2012(u)     Lowest contract charge 1.30% Class A(a)        $12.32            --                 --            --        3.79%
            Highest contract charge 1.70% Class A(a)       $12.16            --                 --            --        3.49%
            All contract charges                               --            32           $    397          9.85%
2012(v)     Lowest contract charge 1.30% Class A           $12.32            --                 --            --        9.80%
            Highest contract charge 1.70% Class A          $12.16            --                 --            --        9.25%
            All contract charges                               --           133           $  1,638          3.26%
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
   2016     Lowest contract charge 1.30% Class B           $13.42            --                 --            --        9.02%
            Highest contract charge 1.70% Class B          $12.87            --                 --            --        8.52%
            All contract charges                               --           397           $  5,258          2.58%
   2015     Lowest contract charge 1.30% Class B           $12.31            --                 --            --       (4.35)%
            Highest contract charge 1.70% Class B          $11.86            --                 --            --       (4.66)%
            All contract charges                               --           421           $  5,107          2.29%
   2014     Lowest contract charge 1.30% Class B           $12.87            --                 --            --        4.89%
            Highest contract charge 1.70% Class B          $12.44            --                 --            --        4.45%
            All contract charges                               --           445           $  5,631          2.50%
2013(w)     Lowest contract charge 1.30% Class B           $12.27            --                 --            --       13.09%
            Highest contract charge 1.70% Class B          $11.91            --                 --            --       12.57%
            All contract charges                               --           397           $  4,815          2.60%
2012(v)     Lowest contract charge 0.95% Class B           $11.10            --                 --            --       10.23%
            Highest contract charge 1.80% Class B          $10.51            --                 --            --        9.25%
            All contract charges                               --        58,584           $627,808          3.26%
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
   2016     Lowest contract charge 1.30% Class A           $20.74            --                 --            --       23.31%
            Highest contract charge 1.70% Class A          $20.14            --                 --            --       22.73%
            All contract charges                               --           150           $  3,089          0.37%
   2015     Lowest contract charge 1.30% Class A           $16.82            --                 --            --       (7.79)%
            Highest contract charge 1.70% Class A          $16.41            --                 --            --       (8.12)%
            All contract charges                               --           153           $  2,567          0.23%
   2014     Lowest contract charge 1.30% Class A           $18.24            --                 --            --        0.83%
            Highest contract charge 1.70% Class A          $17.86            --                 --            --        0.39%
            All contract charges                               --           171           $  3,093          0.02%
2013(w)     Lowest contract charge 1.30% Class A           $18.09            --                 --            --       34.90%
            Highest contract charge 1.70% Class A          $17.79            --                 --            --       34.37%
            All contract charges                               --           230           $  4,119          0.12%
2012(u)     Lowest contract charge 1.30% Class A(a)        $13.41            --                 --            --        5.18%
            Highest contract charge 1.70% Class A(a)       $13.24            --                 --            --        4.91%
            All contract charges                               --            27           $    362          1.79%
2012(v)     Lowest contract charge 1.30% Class A           $13.41            --                 --            --       15.31%
            Highest contract charge 1.70% Class A          $13.24            --                 --            --       14.83%
            All contract charges                               --           163           $  2,174          0.70%

                                    FSA-217

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                      ---------- ----------------- ----------------- ------------- --------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
   2016    Lowest contract charge 1.30% Class B         $15.84             --                 --           --       23.17%
           Highest contract charge 1.70% Class B        $15.19             --                 --           --       22.70%
           All contract charges                             --            543         $    8,432         0.37%
   2015    Lowest contract charge 1.30% Class B         $12.86             --                 --           --       (7.75)%
           Highest contract charge 1.70% Class B        $12.38             --                 --           --       (8.09)%
           All contract charges                             --            608         $    7,652         0.23%
   2014    Lowest contract charge 1.30% Class B         $13.94             --                 --           --        0.87%
           Highest contract charge 1.70% Class B        $13.47             --                 --           --        0.37%
           All contract charges                             --            603         $    8,255         0.02%
2013(w)    Lowest contract charge 1.30% Class B         $13.82             --                 --           --       34.83%
           Highest contract charge 1.70% Class B        $13.42             --                 --           --       34.33%
           All contract charges                             --            510         $    6,962         0.12%
2012(v)    Lowest contract charge 1.20% Class B         $10.31             --                 --           --       15.32%
           Highest contract charge 1.70% Class B        $ 9.99             --                 --           --       14.83%
           All contract charges                             --         13,174         $  133,342         0.70%
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
   2016    Lowest contract charge 0.65% Class A         $14.81             --                 --           --        8.82%
           Highest contract charge 1.70% Class A        $15.27             --                 --           --        7.69%
           All contract charges                             --            490         $    7,636         1.61%
   2015    Lowest contract charge 0.65% Class A         $13.61             --                 --           --       (3.48)%
           Highest contract charge 1.70% Class A        $14.18             --                 --           --       (4.45)%
           All contract charges                             --            575         $    8,293         1.28%
   2014    Lowest contract charge 1.30% Class A         $15.16             --                 --           --        4.12%
           Highest contract charge 1.70% Class A        $14.84             --                 --           --        3.63%
           All contract charges                             --            431         $    6,475         1.96%
2013(w)    Lowest contract charge 1.30% Class A         $14.56             --                 --           --       21.74%
           Highest contract charge 1.70% Class A        $14.32             --                 --           --       21.25%
           All contract charges                             --            242         $    3,504         1.27%
2012(u)    Lowest contract charge 1.30% Class A(a)      $11.96             --                 --           --        4.91%
           Highest contract charge 1.65% Class A(a)     $11.83             --                 --           --        4.69%
           All contract charges                             --             30         $      354         5.82%
2012(v)    Lowest contract charge 1.30% Class A         $11.96             --                 --           --       13.15%
           Highest contract charge 1.70% Class A        $11.81             --                 --           --       12.80%
           All contract charges                             --            101         $    1,186         1.75%
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
   2016    Lowest contract charge 1.30% Class B         $11.49             --                 --           --        8.09%
           Highest contract charge 1.70% Class B        $11.05             --                 --           --        7.59%
           All contract charges                             --            476         $    5,409         1.61%
   2015    Lowest contract charge 1.30% Class B         $10.63             --                 --           --       (4.06)%
           Highest contract charge 1.70% Class B        $10.27             --                 --           --       (4.38)%
           All contract charges                             --            513         $    5,380         1.28%
   2014    Lowest contract charge 1.30% Class B         $11.08             --                 --           --        4.14%
           Highest contract charge 1.70% Class B        $10.74             --                 --           --        3.67%
           All contract charges                             --            504         $    5,525         1.96%
2013(w)    Lowest contract charge 1.30% Class B         $10.64             --                 --           --       21.60%
           Highest contract charge 1.70% Class B        $10.36             --                 --           --       21.17%
           All contract charges                             --            456         $    4,799         1.27%
2012(v)    Lowest contract charge 1.15% Class B         $ 8.82             --                 --           --       13.37%
           Highest contract charge 1.70% Class B        $ 8.55             --                 --           --       12.80%
           All contract charges                             --        146,245         $1,264,387         1.75%
AXA/GOLDMAN SACHS STRATEGIC ALLOCATION
   2016    Lowest contract charge 1.30% Class B         $10.04             --                 --           --        4.58%
           Highest contract charge 1.70% Class B        $ 9.97             --                 --           --        4.07%
           All contract charges                             --         29,121         $  291,950         0.38%
   2015    Lowest contract charge 1.30% Class B(l)      $ 9.60             --                 --           --       (4.19)%
           Highest contract charge 1.70% Class B(l)     $ 9.58             --                 --           --       (4.39)%
           All contract charges                             --         11,556         $  110,896         0.32%

                                    FSA-218

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA/INVESCO STRATEGIC ALLOCATION
   2016  Lowest contract charge 1.30% Class B        $ 9.68            --                 --            --        1.89%
         Highest contract charge 1.70% Class B       $ 9.62            --                 --            --        1.58%
         All contract charges                            --        16,629           $160,825          0.06%
   2015  Lowest contract charge 1.30% Class B(l)     $ 9.50            --                 --            --       (4.33)%
         Highest contract charge 1.70% Class B(l)    $ 9.47            --                 --            --       (4.63)%
         All contract charges                            --         6,921           $ 65,722          0.16%
AXA/JANUS ENTERPRISE
   2016  Lowest contract charge 0.65% Class A        $12.58            --                 --            --       (4.91)%
         Highest contract charge 1.70% Class A       $15.02            --                 --            --       (5.95)%
         All contract charges                            --         1,909           $ 29,259          0.00%
   2015  Lowest contract charge 0.65% Class A        $13.23            --                 --            --       (6.10)%
         Highest contract charge 1.70% Class A       $15.97            --                 --            --       (7.15)%
         All contract charges                            --         2,119           $ 34,453          0.00%
   2014  Lowest contract charge 0.65% Class A        $14.09            --                 --            --       (1.40)%
         Highest contract charge 1.70% Class A       $17.20            --                 --            --       (2.38)%
         All contract charges                            --         2,193           $ 38,236          0.00%
2013(w)  Lowest contract charge 0.65% Class A        $14.29            --                 --            --       37.67%
         Highest contract charge 1.70% Class A       $17.62            --                 --            --       36.17%
         All contract charges                            --         1,976           $ 35,165          0.00%
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.10            --                 --            --        1.14%
         Highest contract charge 1.70% Class A(a)    $12.94            --                 --            --        0.82%
         All contract charges                            --           272           $  3,559          0.97%
2012(v)  Lowest contract charge 0.65% Class A        $10.38            --                 --            --        8.01%
         Highest contract charge 1.70% Class A       $12.94            --                 --            --        6.94%
         All contract charges                            --         1,342           $ 17,512          0.44%
AXA/JANUS ENTERPRISE
   2016  Lowest contract charge 1.10% Class B        $ 8.44            --                 --            --       (5.38)%
         Highest contract charge 1.70% Class B       $18.68            --                 --            --       (5.99)%
         All contract charges                            --           952           $ 14,661          0.00%
   2015  Lowest contract charge 1.10% Class B(l)     $ 8.92            --                 --            --       (9.81)%
         Highest contract charge 1.70% Class B       $19.87            --                 --            --       (7.06)%
         All contract charges                            --           874           $ 14,987          0.00%
   2014  Lowest contract charge 1.20% Class B        $10.46            --                 --            --       (1.88)%
         Highest contract charge 1.70% Class B       $21.38            --                 --            --       (2.42)%
         All contract charges                            --           770           $ 14,709          0.00%
2013(w)  Lowest contract charge 1.20% Class B(d)     $10.66            --                 --            --        4.61%
         Highest contract charge 1.70% Class B       $21.91            --                 --            --       36.17%
         All contract charges                            --           569           $ 12,387          0.00%
2012(v)  Lowest contract charge 0.95% Class B        $17.05            --                 --            --        7.71%
         Highest contract charge 1.90% Class B       $15.84            --                 --            --        6.67%
         All contract charges                            --        33,732           $552,320          0.44%
AXA/LEGG MASON STRATEGIC ALLOCATION
   2016  Lowest contract charge 1.30% Class B(t)     $10.57            --                 --            --        4.97%
         Highest contract charge 1.70% Class B(t)    $10.53            --                 --            --        4.57%
         All contract charges                            --         4,872           $ 51,475          1.29%
AXA/LOOMIS SAYLES GROWTH
   2016  Lowest contract charge 1.30% Class A        $19.30            --                 --            --        5.41%
         Highest contract charge 1.70% Class A       $18.75            --                 --            --        4.98%
         All contract charges                            --         1,554           $ 29,781          0.43%
   2015  Lowest contract charge 1.30% Class A        $18.31            --                 --            --       10.10%
         Highest contract charge 1.70% Class A       $17.86            --                 --            --        9.64%
         All contract charges                            --           944           $ 17,189          0.14%
   2014  Lowest contract charge 1.30% Class A        $16.63            --                 --            --        6.40%
         Highest contract charge 1.70% Class A       $16.29            --                 --            --        5.99%
         All contract charges                            --           833           $ 13,769          0.12%

                                    FSA-219

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA/LOOMIS SAYLES GROWTH (CONTINUED)
2013(w)  Lowest contract charge 1.30% Class A        $15.63            --                 --            --       25.54%
         Highest contract charge 1.70% Class A       $15.37            --                 --            --       25.06%
         All contract charges                            --           815           $ 12,676          0.86%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.45            --                 --            --        1.14%
         Highest contract charge 1.70% Class A(a)    $12.29            --                 --            --        0.82%
         All contract charges                            --            82           $  1,019          1.86%
2012(v)  Lowest contract charge 1.30% Class A        $12.45            --                 --            --       11.16%
         Highest contract charge 1.70% Class A       $12.29            --                 --            --       10.72%
         All contract charges                            --           664           $  8,235          0.84%         --%
AXA/LOOMIS SAYLES GROWTH
   2016  Lowest contract charge 1.10% Class B        $10.84            --                 --            --        5.65%
         Highest contract charge 1.70% Class B       $18.06            --                 --            --        5.00%
         All contract charges                            --           767           $ 10,726          0.43%
   2015  Lowest contract charge 1.10% Class B(l)     $10.26            --                 --            --        3.64%
         Highest contract charge 1.70% Class B       $17.20            --                 --            --        9.62%
         All contract charges                            --           262           $  3,907          0.14%
   2014  Lowest contract charge 1.20% Class B        $11.16            --                 --            --        6.49%
         Highest contract charge 1.70% Class B       $15.69            --                 --            --        6.01%
         All contract charges                            --           179           $  2,603          0.12%
2013(w)  Lowest contract charge 1.30% Class B        $14.94            --                 --            --       25.65%
         Highest contract charge 1.70% Class B       $14.80            --                 --            --       25.11%
         All contract charges                            --           141           $  2,105          0.86%
2012(v)  Lowest contract charge 1.20% Class B        $ 6.09            --                 --            --       11.13%
         Highest contract charge 1.80% Class B       $ 5.59            --                 --            --       10.47%
         All contract charges                            --        33,604           $164,631          0.84%
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class A        $17.97            --                 --            --       11.68%
         Highest contract charge 1.70% Class A       $17.46            --                 --            --       11.28%
         All contract charges                            --            66           $  1,169          2.30%
   2015  Lowest contract charge 1.30% Class A        $16.09            --                 --            --       (3.65)%
         Highest contract charge 1.70% Class A       $15.69            --                 --            --       (4.04)%
         All contract charges                            --            72           $  1,139          2.01%
   2014  Lowest contract charge 1.30% Class A        $16.70            --                 --            --        8.30%
         Highest contract charge 1.70% Class A       $16.35            --                 --            --        7.85%
         All contract charges                            --            76           $  1,232          2.03%
2013(w)  Lowest contract charge 1.30% Class A        $15.42            --                 --            --       27.54%
         Highest contract charge 1.70% Class A       $15.16            --                 --            --       27.07%
         All contract charges                            --            76           $  1,172          0.71%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.09            --                 --            --        3.51%
         Highest contract charge 1.70% Class A(a)    $11.93            --                 --            --        3.20%
         All contract charges                            --             4           $     49          2.13%
2012(v)  Lowest contract charge 1.30% Class A        $12.09            --                 --            --       12.78%
         Highest contract charge 1.70% Class A       $11.93            --                 --            --       12.23%
         All contract charges                            --            84           $  1,023          1.34%
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
   2016  Lowest contract charge 1.30% Class B        $14.16            --                 --            --       11.76%
         Highest contract charge 1.70% Class B       $13.58            --                 --            --       11.31%
         All contract charges                            --           225           $  3,109          2.30%
   2015  Lowest contract charge 1.30% Class B        $12.67            --                 --            --       (3.65)%
         Highest contract charge 1.70% Class B       $12.20            --                 --            --       (4.09)%
         All contract charges                            --           218           $  2,713          2.01%
   2014  Lowest contract charge 1.30% Class B        $13.15            --                 --            --        8.23%
         Highest contract charge 1.70% Class B       $12.72            --                 --            --        7.89%
         All contract charges                            --           201           $  2,588          2.03%
2013(w)  Lowest contract charge 1.30% Class B        $12.15            --                 --            --       27.63%
         Highest contract charge 1.70% Class B(b)    $11.79            --                 --            --       18.61%
         All contract charges                            --           155           $  1,865          0.71%

                                    FSA-220

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                                       UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                            UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                            ---------- ----------------- ----------------- ------------- --------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY (CONTINUED)
2012(v)      Lowest contract charge 0.95% Class B             $ 9.74            --                 --            --       13.12%
             Highest contract charge 1.80% Class B            $ 9.22            --                 --            --       12.17%
             All contract charges                                 --        20,477           $192,474          1.34%
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
   2016      Lowest contract charge 1.30% Class A             $14.50            --                 --            --        3.87%
             Highest contract charge 1.70% Class A            $14.09            --                 --            --        3.53%
             All contract charges                                 --           210           $  3,005          0.69%
   2015      Lowest contract charge 1.30% Class A             $13.96            --                 --            --       (3.86)%
             Highest contract charge 1.70% Class A            $13.61            --                 --            --       (4.29)%
             All contract charges                                 --           236           $  3,279          0.00%
   2014      Lowest contract charge 1.30% Class A             $14.52            --                 --            --       (0.27)%
             Highest contract charge 1.70% Class A            $14.22            --                 --            --       (0.63)%
             All contract charges                                 --           263           $  3,814          1.55%
2013(w)      Lowest contract charge 1.30% Class A             $14.56            --                 --            --       25.30%
             Highest contract charge 1.70% Class A            $14.31            --                 --            --       24.76%
             All contract charges                                 --           250           $  3,628          0.87%
2012(u)      Lowest contract charge 1.30% Class A(a)          $11.62            --                 --            --        7.89%
             Highest contract charge 1.65% Class A(a)         $11.49            --                 --            --        7.69%
             All contract charges                                 --            49           $    564          3.60%
2012(v)      Lowest contract charge 1.30% Class A             $11.62            --                 --            --       17.85%
             Highest contract charge 1.70% Class A            $11.47            --                 --            --       17.28%
             All contract charges                                 --           156           $  1,810          1.34%
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
   2016      Lowest contract charge 0.30% Class B             $10.57            --                 --            --        4.97%
             Highest contract charge 1.70% Class B            $11.06            --                 --            --        3.56%
             All contract charges                                 --         1,265           $ 14,084          0.69%
   2015      Lowest contract charge 0.30% Class B             $10.07            --                 --            --       (2.89)%
             Highest contract charge 1.70% Class B            $10.68            --                 --            --       (4.30)%
             All contract charges                                 --         1,295           $ 13,927          0.00%
   2014      Lowest contract charge 0.30% Class B             $10.37            --                 --            --        0.78%
             Highest contract charge 1.70% Class B            $11.16            --                 --            --       (0.62)%
             All contract charges                                 --         1,232           $ 13,865          1.55%
2013(w)      Lowest contract charge 1.30% Class B             $11.57            --                 --            --       25.35%
             Highest contract charge 1.70% Class B            $11.23            --                 --            --       24.78%
             All contract charges                                 --           955           $ 10,886          0.87%
2012(v)      Lowest contract charge 0.95% Class B             $ 9.44            --                 --            --       18.15%
             Highest contract charge 1.80% Class B            $ 8.94            --                 --            --       17.17%
             All contract charges                                 --        21,501           $196,029          1.34%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
   2016      Lowest contract charge 0.30% Class III           $10.61            --                 --            --        3.51%
             Highest contract charge 1.70% Class III          $12.52            --                 --            --        2.04%
             All contract charges                                 --         8,837           $105,416          1.26%
   2015      Lowest contract charge 0.30% Class III           $10.25            --                 --            --       (1.35)%
             Highest contract charge 1.70% Class III          $12.27            --                 --            --       (2.70)%
             All contract charges                                 --         8,262           $ 97,493          1.11%
   2014      Lowest contract charge 0.30% Class III           $10.39            --                 --            --        1.66%
             Highest contract charge 1.70% Class III          $12.61            --                 --            --        0.24%
             All contract charges                                 --         6,696           $ 83,065          2.52%
2013(w)      Lowest contract charge 0.65% Class III           $11.94            --                 --            --       13.61%
             Highest contract charge 1.70% Class III          $12.58            --                 --            --       12.42%
             All contract charges                                 --         5,103           $ 64,719          1.20%
2012(u)      Lowest contract charge 1.30% Class III(a)        $11.33            --                 --            --        2.16%
             Highest contract charge 1.70% Class III(a)       $11.19            --                 --            --        1.91%
             All contract charges                                 --           680           $  7,678          3.42%
2012(v)      Lowest contract charge 0.65% Class III           $10.51            --                 --            --        9.25%
             Highest contract charge 1.70% Class III          $11.19            --                 --            --        8.12%
             All contract charges                                 --         3,309           $     37          1.52%

                                    FSA-221

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                                UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                     ---------- ----------------- ----------------- ------------- --------
BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
   2016  Lowest contract charge 0.30% Class III        $10.29            --                 --            --         3.00%
         Highest contract charge 1.25% Class III       $ 9.99            --                 --            --         2.15%
         All contract charges                              --           282            $ 2,793          1.81%
   2015  Lowest contract charge 0.30% Class III        $ 9.99            --                 --            --         0.10%
         Highest contract charge 1.25% Class III       $ 9.78            --                 --            --        (0.81)%
         All contract charges                              --           270            $ 2,630          1.19%
   2014  Lowest contract charge 0.30% Class III        $ 9.98            --                 --            --        (4.68)%
         Highest contract charge 1.25% Class III       $ 9.86            --                 --            --        (5.65)%
         All contract charges                              --           144            $ 1,430          1.36%
   2013  Lowest contract charge 1.20% Class III(d)     $10.45            --                 --            --         5.03%
         Highest contract charge 1.25% Class III(d)    $10.45            --                 --            --         5.03%
         All contract charges                              --             3            $    27          0.17%
BLACKROCK LARGE CAP GROWTH V.I. FUND
   2016  Lowest contract charge 0.65% Class III        $19.69            --                 --            --         6.84%
         Highest contract charge 1.70% Class III       $20.66            --                 --            --         5.73%
         All contract charges                              --         1,589            $33,551          0.48%
   2015  Lowest contract charge 0.65% Class III        $18.43            --                 --            --         1.82%
         Highest contract charge 1.70% Class III       $19.54            --                 --            --         0.77%
         All contract charges                              --         1,580            $31,474          0.39%
   2014  Lowest contract charge 0.65% Class III        $18.10            --                 --            --        13.27%
         Highest contract charge 1.70% Class III       $19.39            --                 --            --        12.02%
         All contract charges                              --         1,264            $24,892          0.46%
2013(w)  Lowest contract charge 0.65% Class III        $15.98            --                 --            --        32.72%
         Highest contract charge 1.70% Class III       $17.31            --                 --            --        31.34%
         All contract charges                              --           882            $15,474          0.66%
2012(u)  Lowest contract charge 1.30% Class III(a)     $13.35            --                 --            --        (1.55)%
         Highest contract charge 1.65% Class III(a)    $13.20            --                 --            --        (1.79)%
         All contract charges                              --            88            $ 1,179          2.94%
2012(v)  Lowest contract charge 0.65% Class III        $12.04            --                 --            --        14.02%
         Highest contract charge 1.70% Class III       $13.18            --                 --            --        12.84%
         All contract charges                              --           490            $     7          1.21%
CHARTER/SM/ AGGRESSIVE GROWTH
   2016  Lowest contract charge 1.10% Class B          $ 9.58            --                 --            --         7.28%
         Highest contract charge 1.25% Class B         $10.14            --                 --            --         7.19%
         All contract charges                              --           524            $ 5,261          0.83%
   2015  Lowest contract charge 1.10% Class B(l)       $ 8.93            --                 --            --        (9.71)%
         Highest contract charge 1.25% Class B         $ 9.46            --                 --            --        (6.80)%
         All contract charges                              --           448            $ 4,229          0.99%
   2014  Lowest contract charge 1.20% Class B          $10.16            --                 --            --           --%
         Highest contract charge 1.25% Class B         $10.15            --                 --            --        (0.10)%
         All contract charges                              --           302            $ 3,066          1.76%
   2013  Lowest contract charge 1.20% Class B(d)       $10.16            --                 --            --         1.80%
         Highest contract charge 1.25% Class B(d)      $10.16            --                 --            --         1.80%
         All contract charges                              --            13            $   130          2.10%
CHARTER/SM/ ALTERNATIVE 100 MODERATE(R)(S)
   2016  Lowest contract charge 1.10% Class B          $ 9.49            --                 --            --         9.46%
         Highest contract charge 1.70% Class B(h)      $ 9.57            --                 --            --         8.75%
         All contract charges                              --           861            $ 8,197          1.06%
   2015  Lowest contract charge 1.10% Class B(l)       $ 8.67            --                 --            --       (11.44)%
         Highest contract charge 1.65% Class B(h)      $ 8.80            --                 --            --       (12.18)%
         All contract charges                              --           916            $ 7,969          2.32%
   2014  Lowest contract charge 1.20% Class B          $ 9.75            --                 --            --        (1.32)%
         Highest contract charge 1.25% Class B         $ 9.74            --                 --            --        (1.42)%
         All contract charges                              --           388            $ 3,780          2.24%
   2013  Lowest contract charge 1.20% Class B(d)       $ 9.88            --                 --            --         0.10%
         Highest contract charge 1.25% Class B(d)      $ 9.88            --                 --            --         0.10%
         All contract charges                              --            31            $   309          1.74%

                                    FSA-222

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                ---------- ----------------- ----------------- ------------- --------
CHARTER/SM/ CONSERVATIVE
2016  Lowest contract charge 1.10% Class B        $ 9.91            --                 --            --        4.54%
      Highest contract charge 1.25% Class B       $10.11            --                 --            --        4.44%
      All contract charges                            --         2,872            $28,929          2.49%
2015  Lowest contract charge 1.10% Class B(l)     $ 9.48            --                 --            --       (4.63)%
      Highest contract charge 1.25% Class B       $ 9.68            --                 --            --       (3.87)%
      All contract charges                            --         1,788            $17,270          1.75%
2014  Lowest contract charge 1.20% Class B        $10.08            --                 --            --        0.80%
      Highest contract charge 1.25% Class B       $10.07            --                 --            --        0.70%
      All contract charges                            --           945            $ 9,527          2.79%
2013  Lowest contract charge 1.20% Class B(d)     $10.00            --                 --            --        0.30%
      Highest contract charge 1.25% Class B(d)    $10.00            --                 --            --        0.30%
      All contract charges                            --            70            $   700          1.50%
CHARTER/SM/ GROWTH
2016  Lowest contract charge 1.10% Class B        $ 9.67            --                 --            --        6.38%
      Highest contract charge 1.25% Class B       $10.16            --                 --            --        6.17%
      All contract charges                            --         1,228            $12,410          1.36%
2015  Lowest contract charge 1.10% Class B(l)     $ 9.09            --                 --            --       (8.27)%
      Highest contract charge 1.25% Class B       $ 9.57            --                 --            --       (5.81)%
      All contract charges                            --         1,243            $11,889          1.06%
2014  Lowest contract charge 1.20% Class B        $10.17            --                 --            --        0.49%
      Highest contract charge 1.25% Class B       $10.16            --                 --            --        0.40%
      All contract charges                            --         1,004            $10,199          1.88%
2013  Lowest contract charge 1.20% Class B(d)     $10.12            --                 --            --        1.40%
      Highest contract charge 1.25% Class B(d)    $10.12            --                 --            --        1.40%
      All contract charges                            --           171            $ 1,727          1.54%
CHARTER/SM/ INCOME STRATEGIES
2016  Lowest contract charge 1.10% Class B        $ 9.90            --                 --            --        5.77%
      Highest contract charge 1.25% Class B       $10.37            --                 --            --        5.60%
      All contract charges                            --           318            $ 3,271          2.85%
2015  Lowest contract charge 1.10% Class B(l)     $ 9.36            --                 --            --       (5.45)%
      Highest contract charge 1.25% Class B       $ 9.82            --                 --            --       (4.57)%
      All contract charges                            --           300            $ 2,938          2.37%
2014  Lowest contract charge 1.20% Class B        $10.30            --                 --            --        3.31%
      Highest contract charge 1.25% Class B       $10.29            --                 --            --        3.21%
      All contract charges                            --           242            $ 2,490          3.58%
2013  Lowest contract charge 1.20% Class B(d)     $ 9.97            --                 --            --        0.10%
      Highest contract charge 1.25% Class B(d)    $ 9.97            --                 --            --        0.10%
      All contract charges                            --             2            $    22          2.30%
CHARTER/SM/ INTEREST RATE STRATEGIES
2016  Lowest contract charge 1.10% Class B        $ 9.87            --                 --            --        6.70%
      Highest contract charge 1.25% Class B       $10.14            --                 --            --        6.51%
      All contract charges                            --           362            $ 3,652          2.53%
2015  Lowest contract charge 1.10% Class B(l)     $ 9.25            --                 --            --       (6.47)%
      Highest contract charge 1.25% Class B       $ 9.52            --                 --            --       (5.74)%
      All contract charges                            --           459            $ 4,368          1.61%
2014  Lowest contract charge 1.20% Class B(e)     $10.11            --                 --            --        1.30%
      Highest contract charge 1.25% Class B(e)    $10.10            --                 --            --        1.20%
      All contract charges                            --           444            $ 4,489          3.00%
CHARTER/SM/ INTERNATIONAL MODERATE(P)(Q)
2016  Lowest contract charge 1.10% Class B        $ 9.55            --                 --            --        4.14%
      Highest contract charge 1.65% Class B       $ 9.64            --                 --            --        3.66%
      All contract charges                            --           243            $ 2,312          1.88%
2015  Lowest contract charge 1.10% Class B(l)     $ 9.17            --                 --            --       (6.71)%
      Highest contract charge 1.65% Class B       $ 9.30            --                 --            --       (7.46)%
      All contract charges                            --           243            $ 2,215          2.09%

                                    FSA-223

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                      ---------- ----------------- ----------------- ------------- --------
CHARTER/SM/ INTERNATIONAL MODERATE(P)(Q) (CONTINUED)
   2014    Lowest contract charge 1.20% Class B         $ 9.75            --                 --            --        (1.52)%
           Highest contract charge 1.25% Class B        $ 9.74            --                 --            --        (1.62)%
           All contract charges                             --            84           $    815          3.08%
   2013    Lowest contract charge 1.25% Class B(d)      $ 9.90            --                 --            --         0.30%
           Highest contract charge 1.25% Class B(d)     $ 9.90            --                 --            --         0.30%
           All contract charges                             --            --           $      2          1.50%
CHARTER/SM/ MODERATE
   2016    Lowest contract charge 0.30% Class B         $10.47            --                 --            --         5.86%
           Highest contract charge 1.70% Class B        $ 9.87            --                 --            --         4.44%
           All contract charges                             --         2,339           $ 23,612          1.95%
   2015    Lowest contract charge 0.30% Class B(d)      $ 9.89            --                 --            --        (3.32)%
           Highest contract charge 1.70% Class B(h)     $ 9.45            --                 --            --        (6.16)%
           All contract charges                             --         2,049           $ 19,789          1.48%
   2014    Lowest contract charge 1.20% Class B         $10.12            --                 --            --         0.60%
           Highest contract charge 1.25% Class B        $10.11            --                 --            --         0.50%
           All contract charges                             --         1,347           $ 13,626          2.50%
   2013    Lowest contract charge 1.20% Class B(d)      $10.06            --                 --            --         0.80%
           Highest contract charge 1.25% Class B(d)     $10.06            --                 --            --         0.80%
           All contract charges                             --            44           $    446          1.57%
CHARTER/SM/ MODERATE GROWTH
   2016    Lowest contract charge 0.30% Class B(d)      $10.56            --                 --            --         6.56%
           Highest contract charge 1.65% Class B        $ 9.87            --                 --            --         5.00%
           All contract charges                             --         2,156           $ 21,857          1.90%
   2015    Lowest contract charge 1.10% Class B(l)      $ 9.27            --                 --            --        (6.65)%
           Highest contract charge 1.65% Class B        $ 9.40            --                 --            --        (6.75)%
           All contract charges                             --         1,739           $ 16,803          1.58%
   2014    Lowest contract charge 1.20% Class B         $10.18            --                 --            --         0.69%
           Highest contract charge 1.25% Class B        $10.17            --                 --            --         0.59%
           All contract charges                             --           850           $  8,641          2.28%
   2013    Lowest contract charge 1.20% Class B(d)      $10.11            --                 --            --         1.30%
           Highest contract charge 1.25% Class B(d)     $10.11            --                 --            --         1.30%
           All contract charges                             --            38           $    380          1.83%
CHARTER/SM/ MULTI-SECTOR BOND
   2016    Lowest contract charge 1.30% Class B         $11.56            --                 --            --         1.58%
           Highest contract charge 1.70% Class B        $27.01            --                 --            --         1.16%
           All contract charges                             --           150           $  1,938          1.98%
   2015    Lowest contract charge 1.30% Class B         $11.38            --                 --            --        (1.90)%
           Highest contract charge 1.70% Class B        $26.70            --                 --            --        (2.31)%
           All contract charges                             --           192           $  2,406          1.49%
   2014    Lowest contract charge 1.30% Class B         $11.60            --                 --            --         1.05%
           Highest contract charge 1.70% Class B        $27.33            --                 --            --         0.63%
           All contract charges                             --           209           $  2,730          2.51%
2013(w)    Lowest contract charge 1.30% Class B         $11.48            --                 --            --        (2.21)%
           Highest contract charge 1.70% Class B        $27.16            --                 --            --        (2.55)%
           All contract charges                             --           218           $  2,823          3.77%
2012(v)    Lowest contract charge 0.95% Class B         $33.96            --                 --            --         4.33%
           Highest contract charge 1.90% Class B        $26.43            --                 --            --         3.32%
           All contract charges                             --        39,559           $646,802          2.34%
CHARTER/SM/ REAL ASSETS
   2016    Lowest contract charge 1.10% Class B         $ 9.53            --                 --            --        11.46%
           Highest contract charge 1.65% Class B(d)     $ 9.58            --                 --            --        10.88%
           All contract charges                             --           133           $  1,270          2.03%
   2015    Lowest contract charge 1.10% Class B(l)      $ 8.55            --                 --            --       (12.40)%
           Highest contract charge 1.30% Class B        $ 8.67            --                 --            --       (13.21)%
           All contract charges                             --            76           $    648          0.85%

                                    FSA-224

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                    ---------- ----------------- ----------------- ------------- --------
CHARTER/SM/ REAL ASSETS (CONTINUED)
   2014  Lowest contract charge 1.20% Class B(e)      $ 9.58            --                 --            --        (1.24)%
         Highest contract charge 1.25% Class B(e)     $ 9.58            --                 --            --        (1.14)%
         All contract charges                             --            91           $    869          2.86%
CHARTER/SM/ SMALL CAP GROWTH
   2016  Lowest contract charge 0.30% Class B         $10.49            --                 --            --         9.04%
         Highest contract charge 1.70% Class B        $10.30            --                 --            --         7.52%
         All contract charges                             --           969           $  7,997          0.00%
   2015  Lowest contract charge 0.30% Class B         $ 9.62            --                 --            --        (6.33)%
         Highest contract charge 1.70% Class B        $ 9.58            --                 --            --        (7.71)%
         All contract charges                             --         1,003           $  7,879          0.29%
   2014  Lowest contract charge 0.30% Class B         $10.27            --                 --            --        (2.93)%
         Highest contract charge 1.70% Class B        $10.38            --                 --            --        (4.24)%
         All contract charges                             --           892           $  7,627          0.00%
2013(w)  Lowest contract charge 1.30% Class B         $ 6.64            --                 --            --        45.93%
         Highest contract charge 1.70% Class B        $10.84            --                 --            --        45.31%
         All contract charges                             --           738           $  6,370          0.00%
2012(v)  Lowest contract charge 0.95% Class B         $ 8.30            --                 --            --        10.23%
         Highest contract charge 1.80% Class B        $ 7.35            --                 --            --         9.38%
         All contract charges                             --        26,202           $179,471          0.00%
CHARTER/SM/ SMALL CAP VALUE
   2016  Lowest contract charge 1.10% Class B         $10.49            --                 --            --        23.85%
         Highest contract charge 1.70% Class B        $22.15            --                 --            --        23.12%
         All contract charges                             --         1,040           $ 19,843          1.81%
   2015  Lowest contract charge 1.10% Class B(l)      $ 8.47            --                 --            --       (14.27)%
         Highest contract charge 1.70% Class B        $17.99            --                 --            --       (14.62)%
         All contract charges                             --         1,317           $ 20,338          0.87%
   2014  Lowest contract charge 1.20% Class B         $ 9.81            --                 --            --        (6.21)%
         Highest contract charge 1.70% Class B        $21.07            --                 --            --        (6.73)%
         All contract charges                             --           731           $ 12,106          0.19%
2013(w)  Lowest contract charge 1.20% Class B(d)      $10.46            --                 --            --         4.70%
         Highest contract charge 1.70% Class B        $22.59            --                 --            --        40.31%
         All contract charges                             --           584           $ 11,411          0.75%
2012(u)  Lowest contract charge 1.30% Class B(a)      $12.93            --                 --            --         3.94%
         Highest contract charge 1.65% Class B(a)     $12.55            --                 --            --         3.72%
         All contract charges                             --             9           $    117          1.05%
2012(v)  Lowest contract charge 0.95% Class B         $18.04            --                 --            --        15.64%
         Highest contract charge 1.90% Class B        $15.61            --                 --            --        14.53%
         All contract charges                             --        26,271           $381,733          0.57%
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO
   2016  Lowest contract charge 1.10% Class II        $ 9.23            --                 --            --        (0.22)%
         Highest contract charge 1.70% Class II       $10.14            --                 --            --        (0.78)%
         All contract charges                             --         4,463           $ 45,225          0.42%
   2015  Lowest contract charge 1.10% Class II(l)     $ 9.25            --                 --            --        (8.87)%
         Highest contract charge 1.70% Class II       $10.22            --                 --            --        (3.68)%
         All contract charges                             --         4,018           $ 41,163          0.11%
   2014  Lowest contract charge 1.20% Class II(f)     $10.64            --                 --            --         6.93%
         Highest contract charge 1.70% Class II(f)    $10.61            --                 --            --         6.63%
         All contract charges                             --         1,072           $ 11,398          0.00%
CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO
   2016  Lowest contract charge 1.30 % Class II       $10.69            --                 --            --         7.98%
         Highest contract charge 1.70% Class II       $10.61            --                 --            --         7.61%
         All contract charges                             --           781           $  8,342          1.41%
   2015  Lowest contract charge 1.30 % Class II(h)    $ 9.90            --                 --            --        (1.69)%
         Highest contract charge 1.70% Class II(h)    $ 9.86            --                 --            --        (2.09)%
         All contract charges                             --           456           $  4,512          2.35%

                                    FSA-225

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                        ---------- ----------------- ----------------- ------------- --------
CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO
2016   Lowest contract charge 1.10% Class II              $10.74            --                 --            --        13.53%
       Highest contract charge 1.70% Class II             $11.20            --                 --            --        12.90%
       All contract charges                                   --         1,916            $21,544          1.68%
2015   Lowest contract charge 1.10% Class II(l)           $ 9.46            --                 --            --        (4.64)%
       Highest contract charge 1.70% Class II             $ 9.92            --                 --            --        (6.06)%
       All contract charges                                   --         1,198            $11,927          2.27%
2014   Lowest contract charge 1.20% Class II(f)           $10.59            --                 --            --         6.54%
       Highest contract charge 1.70% Class II(f)          $10.56            --                 --            --         6.24%
       All contract charges                                   --           286            $ 3,032          4.46%
CLEARBRIDGE VARIABLE MID CAP PORTFOLIO
2016   Lowest contract charge 1.30 % Class II             $10.62            --                 --            --         7.71%
       Highest contract charge 1.70% Class II             $10.54            --                 --            --         7.33%
       All contract charges                                   --           349            $ 3,714          0.44%
2015   Lowest contract charge 1.30 % Class II(h)          $ 9.86            --                 --            --        (3.14)%
       Highest contract charge 1.70% Class II(h)          $ 9.82            --                 --            --        (3.54)%
       All contract charges                                   --           229            $ 2,255          0.04%
DELAWARE VIP(R) DIVERSIFIED INCOME SERIES
2016   Lowest contract charge 0.30% Service Class         $10.56            --                 --            --         3.02%
       Highest contract charge 1.25% Service Class        $10.24            --                 --            --         1.99%
       All contract charges                                   --         1,317            $13,346          2.90%
2015   Lowest contract charge 0.30% Service Class(d)      $10.25            --                 --            --        (1.63)%
       Highest contract charge 1.25% Service Class        $10.04            --                 --            --        (2.62)%
       All contract charges                                   --           990            $ 9,912          2.62%
2014   Lowest contract charge 1.20% Service Class         $10.31            --                 --            --         3.72%
       Highest contract charge 1.25% Service Class        $10.31            --                 --            --         3.72%
       All contract charges                                   --           588            $ 6,060          0.88%
2013   Lowest contract charge 1.20 Service Class(d)       $ 9.94            --                 --            --        (0.10)%
       Highest contract charge 1.25% Service Class(d)     $ 9.94            --                 --            --        (0.10)%
       All contract charges                                   --            15                144          0.00%
DELAWARE VIP(R) EMERGING MARKETS SERIES
2016   Lowest contract charge 1.10% Service Class         $ 8.84            --                 --            --        12.47%
       Highest contract charge 1.25% Service Class        $ 8.39            --                 --            --        12.32%
       All contract charges                                   --           122            $ 1,032          0.82%
2015   Lowest contract charge 1.10% Service Class(l)      $ 7.86            --                 --            --       (18.30)%
       Highest contract charge 1.25% Service Class        $ 7.47            --                 --            --       (15.88)%
       All contract charges                                   --           105            $   790          0.52%
2014   Lowest contract charge 1.20% Service Class         $ 8.88            --                 --            --        (9.39)%
       Highest contract charge 1.25% Service Class        $ 8.88            --                 --            --        (9.39)%
       All contract charges                                   --            60            $   537          0.25%
2013   Lowest contract charge 1.20% Service Class(d)      $ 9.80            --                 --            --         0.72%
       Highest contract charge 1.25% Service Class(d)     $ 9.80            --                 --            --         0.72%
       All contract charges                                   --             5            $    46          0.00%
DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES
2016   Lowest contract charge 1.10% Service Class         $ 9.92            --                 --            --         0.51%
       Highest contract charge 1.25% Service Class        $ 9.99            --                 --            --         0.40%
       All contract charges                                   --           904            $ 9,014          1.45%
2015   Lowest contract charge 1.10% Service Class(l)      $ 9.87            --                 --            --        (1.00)%
       Highest contract charge 1.25% Service Class        $ 9.95            --                 --            --        (0.60)%
       All contract charges                                   --           637            $ 6,330          1.46%
2014   Lowest contract charge 1.20% Service Class         $10.02            --                 --            --         0.40%
       Highest contract charge 1.25% Service Class        $10.01            --                 --            --         0.30%
       All contract charges                                   --           429            $ 4,300          1.57%
2013   Lowest contract charge 1.25% Service Class(d)      $ 9.98            --                 --            --        (0.10)%
       Highest contract charge 1.25% Service Class(d)     $ 9.98            --                 --            --        (0.10)%
       All contract charges                                   --            --                 --          0.00%

                                    FSA-226

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
EATON VANCE VT FLOATING-RATE INCOME FUND
   2016  Lowest contract charge 0.30% Initial Class        $10.84            --                 --            --         8.62%
         Highest contract charge 1.70% Initial Class       $10.37            --                 --            --         7.13%
         All contract charges                                  --         1,954           $ 20,455          3.47%
   2015  Lowest contract charge 0.30% Initial Class(d)     $ 9.98            --                 --            --        (1.29)%
         Highest contract charge 1.70% Initial Class(h)    $ 9.68            --                 --            --        (3.68)%
         All contract charges                                  --         1,245           $ 12,125          3.34%
   2014  Lowest contract charge 1.20% Initial Class        $10.00            --                 --            --        (0.50)%
         Highest contract charge 1.25% Initial Class       $ 9.99            --                 --            --        (0.60)%
         All contract charges                                  --           566           $  5,664          3.17%
   2013  Lowest contract charge 1.20% Initial Class(d)     $10.05            --                 --            --         0.20%
         Highest contract charge 1.25% Initial Class(d)    $10.05            --                 --            --         0.20%
         All contract charges                                  --            29           $    290          0.48%
EQ/BLACKROCK BASIC VALUE EQUITY
   2016  Lowest contract charge 0.65% Class A              $18.59            --                 --            --        17.21%
         Highest contract charge 1.70% Class A             $19.09            --                 --            --        15.98%
         All contract charges                                  --         6,386           $124,498          1.54%
   2015  Lowest contract charge 0.65% Class A              $15.86            --                 --            --        (6.76)%
         Highest contract charge 1.70% Class A             $16.46            --                 --            --        (7.79)%
         All contract charges                                  --         6,479           $108,583          1.38%
   2014  Lowest contract charge 0.65% Class A              $17.01            --                 --            --         9.04%
         Highest contract charge 1.70% Class A             $17.85            --                 --            --         7.85%
         All contract charges                                  --         5,944           $107,665          1.22%
2013(w)  Lowest contract charge 0.65% Class A              $15.60            --                 --            --        36.84%
         Highest contract charge 1.70% Class A             $16.55            --                 --            --        35.43%
         All contract charges                                  --         4,625           $ 77,441          1.90%
2012(u)  Lowest contract charge 1.30% Class A(a)           $12.38            --                 --            --         1.39%
         Highest contract charge 1.70% Class A(a)          $12.22            --                 --            --         1.08%
         All contract charges                                  --           574           $  7,070          3.26%
2012(v)  Lowest contract charge 0.65% Class A              $11.40            --                 --            --        12.87%
         Highest contract charge 1.70% Class A             $12.22            --                 --            --        11.70%
         All contract charges                                  --         2,719           $ 33,523          1.53%
EQ/BLACKROCK BASIC VALUE EQUITY
   2016  Lowest contract charge 1.10% Class B              $10.39            --                 --            --        16.74%
         Highest contract charge 1.25% Class B             $12.20            --                 --            --        16.41%
         All contract charges                                  --         1,279           $ 14,868          1.54%
   2015  Lowest contract charge 1.10% Class B(l)           $ 8.90            --                 --            --       (10.73)%
         Highest contract charge 1.25% Class B             $10.48            --                 --            --        (7.26)%
         All contract charges                                  --         1,014           $ 10,445          1.38%
   2014  Lowest contract charge 1.20% Class B              $11.31            --                 --            --         8.33%
         Highest contract charge 1.25% Class B             $11.30            --                 --            --         8.34%
         All contract charges                                  --           615           $  6,959          1.22%
   2013  Lowest contract charge 1.20% Class B(d)           $10.44            --                 --            --         3.06%
         Highest contract charge 1.25% Class B(d)          $10.43            --                 --            --         2.96%
         All contract charges                                  --            45           $    475          1.90%
EQ/BOSTON ADVISORS EQUITY INCOME
   2016  Lowest contract charge 1.30% Class A              $20.08            --                 --            --        11.49%
         Highest contract charge 1.70% Class A             $19.51            --                 --            --        11.04%
         All contract charges                                  --         1,091           $ 21,723          2.06%
   2015  Lowest contract charge 1.30% Class A              $18.01            --                 --            --        (2.96)%
         Highest contract charge 1.70% Class A             $17.57            --                 --            --        (3.36)%
         All contract charges                                  --         1,127           $ 20,140          1.63%
   2014  Lowest contract charge 1.30% Class A              $18.56            --                 --            --         7.28%
         Highest contract charge 1.70% Class A             $18.18            --                 --            --         6.82%
         All contract charges                                  --         1,057           $ 19,484          1.61%
2013(w)  Lowest contract charge 1.30% Class A              $17.30            --                 --            --        29.98%
         Highest contract charge 1.70% Class A             $17.02            --                 --            --        29.53%
         All contract charges                                  --         1,120           $ 19,272          2.37%

                                    FSA-227

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/BOSTON ADVISORS EQUITY INCOME (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.31            --                 --            --        4.72%
         Highest contract charge 1.70% Class A(a)    $13.14            --                 --            --        4.37%
         All contract charges                            --           231           $  3,057          4.91%
2012(v)  Lowest contract charge 1.30% Class A        $13.31            --                 --            --       16.24%
         Highest contract charge 1.70% Class A       $13.14            --                 --            --       15.77%
         All contract charges                            --           439           $  5,807          2.13%
EQ/BOSTON ADVISORS EQUITY INCOME
   2016  Lowest contract charge 1.10% Class B        $10.83            --                 --            --       11.76%
         Highest contract charge 1.70% Class B       $ 9.37            --                 --            --       11.02%
         All contract charges                            --         1,275           $  9,035          2.06%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.69            --                 --            --       (2.91)%
         Highest contract charge 1.70% Class B       $ 8.44            --                 --            --       (3.32)%
         All contract charges                            --         1,336           $  8,448          1.63%
   2014  Lowest contract charge 1.20% Class B        $11.26            --                 --            --        7.44%
         Highest contract charge 1.70% Class B       $ 8.73            --                 --            --        6.72%
         All contract charges                            --         1,303           $  8,344          1.61%
2013(w)  Lowest contract charge 1.30% Class B(d)     $10.48            --                 --            --        3.05%
         Highest contract charge 1.70% Class B       $ 8.18            --                 --            --       29.64%
         All contract charges                            --         1,101           $  5,734          2.37%
2012(v)  Lowest contract charge 0.95% Class B        $ 7.03            --                 --            --       16.58%
         Highest contract charge 1.90% Class B       $ 6.13            --                 --            --       15.44%
         All contract charges                            --        53,849           $285,945          2.13%
EQ/CAPITAL GUARDIAN RESEARCH
   2016  Lowest contract charge 1.30% Class A        $21.74            --                 --            --        7.04%
         Highest contract charge 1.70% Class A       $21.12            --                 --            --        6.61%
         All contract charges                            --           544           $ 11,682          0.88%
   2015  Lowest contract charge 1.30% Class A        $20.31            --                 --            --        0.59%
         Highest contract charge 1.70% Class A       $19.81            --                 --            --        0.15%
         All contract charges                            --           579           $ 11,637          0.60%
   2014  Lowest contract charge 1.30% Class A        $20.19            --                 --            --        9.08%
         Highest contract charge 1.70% Class A       $19.78            --                 --            --        8.62%
         All contract charges                            --           558           $ 11,176          0.76%
2013(w)  Lowest contract charge 1.30% Class A        $18.51            --                 --            --       30.08%
         Highest contract charge 1.70% Class A       $18.21            --                 --            --       29.61%
         All contract charges                            --           453           $  8,324          1.76%
2012(u)  Lowest contract charge 1.30% Class A(a)     $14.23            --                 --            --        5.10%
         Highest contract charge 1.65% Class A(a)    $14.07            --                 --            --        4.84%
         All contract charges                            --            33           $    472          2.26%
2012(v)  Lowest contract charge 1.30% Class A        $14.23            --                 --            --       15.88%
         Highest contract charge 1.70% Class A       $14.05            --                 --            --       15.35%
         All contract charges                            --           146           $  2,073          0.89%
EQ/CAPITAL GUARDIAN RESEARCH
   2016  Lowest contract charge 1.30% Class B        $21.84            --                 --            --        7.01%
         Highest contract charge 1.70% Class B       $19.66            --                 --            --        6.56%
         All contract charges                            --           248           $  5,200          0.88%
   2015  Lowest contract charge 1.30% Class B        $20.41            --                 --            --        0.59%
         Highest contract charge 1.70% Class B       $18.45            --                 --            --        0.22%
         All contract charges                            --           254           $  4,999          0.60%
   2014  Lowest contract charge 1.30% Class B        $20.29            --                 --            --        9.09%
         Highest contract charge 1.70% Class B       $18.41            --                 --            --        8.61%
         All contract charges                            --           254           $  4,987          0.76%
2013(w)  Lowest contract charge 1.30% Class B        $18.60            --                 --            --       30.07%
         Highest contract charge 1.70% Class B       $16.95            --                 --            --       29.49%
         All contract charges                            --           267           $  4,841          1.76%
2012(v)  Lowest contract charge 0.95% Class B        $14.52            --                 --            --       16.25%
         Highest contract charge 1.90% Class B       $12.73            --                 --            --       15.20%
         All contract charges                            --        63,706           $880,226          0.89%

                                    FSA-228

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/COMMON STOCK INDEX
   2016  Lowest contract charge 1.30% Class A        $21.13            --                 --            --       10.28%
         Highest contract charge 1.70% Class A       $20.52            --                 --            --        9.79%
         All contract charges                            --         1,377           $ 28,892          1.68%
   2015  Lowest contract charge 1.30% Class A        $19.16            --                 --            --       (1.39)%
         Highest contract charge 1.70% Class A       $18.69            --                 --            --       (1.79)%
         All contract charges                            --         1,300           $ 24,735          1.71%
   2014  Lowest contract charge 1.30% Class A        $19.43            --                 --            --       10.65%
         Highest contract charge 1.70% Class A       $19.03            --                 --            --       10.19%
         All contract charges                            --           929           $ 17,926          1.61%
2013(w)  Lowest contract charge 1.30% Class A        $17.56            --                 --            --       30.75%
         Highest contract charge 1.70% Class A       $17.27            --                 --            --       30.24%
         All contract charges                            --           585           $ 10,230          1.76%
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.43            --                 --            --        2.36%
         Highest contract charge 1.70% Class A(a)    $13.26            --                 --            --        2.08%
         All contract charges                            --            66           $    890          3.28%
2012(v)  Lowest contract charge 1.30% Class A        $13.43            --                 --            --       14.10%
         Highest contract charge 1.70% Class A       $13.26            --                 --            --       13.62%
         All contract charges                            --           224           $  2,984          1.55%
EQ/COMMON STOCK INDEX(O)
   2016  Lowest contract charge 1.10% Class B        $10.62            --                 --            --       10.51%
         Highest contract charge 1.25% Class B       $12.56            --                 --            --       10.37%
         All contract charges                            --           476           $  5,821          1.68%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.61            --                 --            --       (3.90)%
         Highest contract charge 1.25% Class B       $11.38            --                 --            --       (1.30)%
         All contract charges                            --           365           $  4,121          1.71%
   2014  Lowest contract charge 1.20% Class B        $11.54            --                 --            --       10.75%
         Highest contract charge 1.25% Class B       $11.53            --                 --            --       10.65%
         All contract charges                            --           177           $  2,041          1.61%
   2013  Lowest contract charge 1.20% Class B(d)     $10.42            --                 --            --        3.37%
         Highest contract charge 1.25% Class B(d)    $10.42            --                 --            --        3.37%
         All contract charges                            --            10           $     99          1.76%
EQ/CONVERTIBLE SECURITIES
   2016  Lowest contract charge 1.10% Class B        $ 9.92            --                 --            --        6.55%
         Highest contract charge 1.25% Class B       $11.16            --                 --            --        6.29%
         All contract charges                            --           101           $  1,110          3.70%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.31            --                 --            --       (7.64)%
         Highest contract charge 1.25% Class B       $10.50            --                 --            --       (4.46)%
         All contract charges                            --           266           $  2,790          3.74%
   2014  Lowest contract charge 1.20% Class B        $11.00            --                 --            --        7.32%
         Highest contract charge 1.25% Class B       $10.99            --                 --            --        7.22%
         All contract charges                            --           228           $  2,501          1.78%
   2013  Lowest contract charge 1.20% Class B(d)     $10.25            --                 --            --        2.60%
         Highest contract charge 1.20% Class B(d)    $10.25            --                 --            --        2.60%
         All contract charges                            --             3           $     27          0.85%
EQ/CORE BOND INDEX(N)
   2016  Lowest contract charge 0.65% Class B        $10.41            --                 --            --        0.77%
         Highest contract charge 1.70% Class B       $10.32            --                 --            --       (0.29)%
         All contract charges                            --        31,436           $332,136          1.45%
   2015  Lowest contract charge 0.65% Class B        $10.33            --                 --            --       (0.29)%
         Highest contract charge 1.70% Class B       $10.35            --                 --            --       (1.24)%
         All contract charges                            --        30,704           $325,029          1.46%
   2014  Lowest contract charge 0.65% Class B        $10.36            --                 --            --        1.77%
         Highest contract charge 1.70% Class B       $10.48            --                 --            --        0.67%
         All contract charges                            --        30,215           $323,566          1.32%
2013(w)  Lowest contract charge 0.65% Class B        $10.18            --                 --            --       (2.21)%
         Highest contract charge 1.70% Class B       $10.41            --                 --            --       (3.34)%
         All contract charges                            --        29,915           $317,364          1.23%

                                    FSA-229

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/CORE BOND INDEX(N) (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class B(a)     $10.90             --                 --           --         0.93%
         Highest contract charge 1.70% Class B(a)    $10.77             --                 --           --         0.75%
         All contract charges                            --            281         $    3,060         3.07%
2012(v)  Lowest contract charge 0.65% Class B        $10.41             --                 --           --         2.46%
         Highest contract charge 1.90% Class B       $13.39             --                 --           --         1.21%
         All contract charges                            --        104,051         $1,241,073         1.47%
EQ/EMERGING MARKETS EQUITY PLUS
   2016  Lowest contract charge 1.10% Class B        $ 8.02             --                 --           --         8.53%
         Highest contract charge 1.70% Class B       $ 7.69             --                 --           --         7.85%
         All contract charges                            --            535         $    4,188         0.90%
   2015  Lowest contract charge 1.10% Class B(l)     $ 7.39             --                 --           --       (23.50)%
         Highest contract charge 1.70% Class B       $ 7.13             --                 --           --       (19.53)%
         All contract charges                            --            348         $    2,519         0.32%
   2014  Lowest contract charge 1.20% Class B        $ 9.28             --                 --           --        (4.33)%
         Highest contract charge 1.70% Class B       $ 8.86             --                 --           --        (4.73)%
         All contract charges                            --            283         $    2,543         0.67%
   2013  Lowest contract charge 1.30% Class B(b)     $ 9.34             --                 --           --        (6.22)%
         Highest contract charge 1.70% Class B(b)    $ 9.30             --                 --           --        (6.63)%
         All contract charges                            --             78         $      732         0.69%
EQ/ENERGY ETF
   2016  Lowest contract charge 0.30% Class B(d)     $ 7.83             --                 --           --        22.92%
         Highest contract charge 1.25% Class B       $ 7.59             --                 --           --        21.63%
         All contract charges                            --            383         $    3,047         1.73%
   2015  Lowest contract charge 1.10% Class B(l)     $ 7.04             --                 --           --       (25.74)%
         Highest contract charge 1.25% Class B       $ 6.24             --                 --           --       (25.71)%
         All contract charges                            --            199         $    1,258         1.64%
   2014  Lowest contract charge 1.20% Class B        $ 8.40             --                 --           --       (16.25)%
         Highest contract charge 1.25% Class B       $ 8.40             --                 --           --       (16.25)%
         All contract charges                            --             83         $      697         1.58%
   2013  Lowest contract charge 1.20% Class B(d)     $10.03             --                 --           --         1.42%
         Highest contract charge 1.20% Class B(d)    $10.03             --                 --           --         1.42%
         All contract charges                            --             --         $        3         1.64%
EQ/EQUITY 500 INDEX
   2016  Lowest contract charge 0.65% Class A(d)     $19.39             --                 --           --        10.55%
         Highest contract charge 1.70% Class A       $20.38             --                 --           --         9.33%
         All contract charges                            --          8,016         $  166,506         1.79%
   2015  Lowest contract charge 1.30% Class A        $19.11             --                 --           --        (0.47)%
         Highest contract charge 1.70% Class A       $18.64             --                 --           --        (0.90)%
         All contract charges                            --          7,002         $  132,404         1.96%
   2014  Lowest contract charge 1.30% Class A        $19.20             --                 --           --        11.50%
         Highest contract charge 1.70% Class A       $18.81             --                 --           --        11.04%
         All contract charges                            --          5,070         $   96,494         1.80%
2013(w)  Lowest contract charge 1.30% Class A        $17.22             --                 --           --        29.77%
         Highest contract charge 1.70% Class A       $16.94             --                 --           --        29.31%
         All contract charges                            --          3,194         $   54,612         1.82%
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.27             --                 --           --         2.39%
         Highest contract charge 1.70% Class A(a)    $13.10             --                 --           --         2.02%
         All contract charges                            --            473         $    6,257         3.68%
2012(v)  Lowest contract charge 1.30% Class A        $13.27             --                 --           --        13.71%
         Highest contract charge 1.70% Class A       $13.10             --                 --           --        13.22%
         All contract charges                            --          1,409         $       19         1.70%
EQ/EQUITY 500 INDEX
   2016  Lowest contract charge 0.30% Class B        $13.13             --                 --           --        10.90%
         Highest contract charge 1.25% Class B       $12.73             --                 --           --         9.84%
         All contract charges                            --          3,637         $   44,022         1.79%

                                    FSA-230

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/EQUITY 500 INDEX (CONTINUED)
   2015  Lowest contract charge 0.30% Class B(d)     $11.84            --                 --            --        0.51%
         Highest contract charge 1.25% Class B       $11.59            --                 --            --       (0.52)%
         All contract charges                            --         2,185           $ 24,797          1.96%
   2014  Lowest contract charge 1.20% Class B        $11.66            --                 --            --       11.69%
         Highest contract charge 1.25% Class B       $11.65            --                 --            --       11.59%
         All contract charges                            --         1,097           $ 12,785          1.80%
   2013  Lowest contract charge 1.20% Class B(d)     $10.44            --                 --            --        3.16%
         Highest contract charge 1.25% Class B(d)    $10.44            --                 --            --        3.16%
         All contract charges                            --            14           $    146          1.82%
EQ/GAMCO MERGERS AND ACQUISITIONS
   2016  Lowest contract charge 1.30% Class A        $13.61            --                 --            --        6.25%
         Highest contract charge 1.70% Class A       $13.23            --                 --            --        5.92%
         All contract charges                            --           915           $ 12,319          0.01%
   2015  Lowest contract charge 1.30% Class A        $12.81            --                 --            --        1.34%
         Highest contract charge 1.70% Class A       $12.49            --                 --            --        0.89%
         All contract charges                            --           911           $ 11,544          0.00%
   2014  Lowest contract charge 1.30% Class A        $12.64            --                 --            --        0.32%
         Highest contract charge 1.70% Class A       $12.38            --                 --            --       (0.08)%
         All contract charges                            --           827           $ 10,378          0.00%
2013(w)  Lowest contract charge 1.30% Class A        $12.60            --                 --            --        9.47%
         Highest contract charge 1.70% Class A       $12.39            --                 --            --        9.07%
         All contract charges                            --           679           $  8,497          0.50%
2012(u)  Lowest contract charge 1.30% Class A(a)     $11.51            --                 --            --        1.14%
         Highest contract charge 1.70% Class A(a)    $11.36            --                 --            --        0.80%
         All contract charges                            --            54           $    632          0.00%
2012(v)  Lowest contract charge 1.30% Class A        $11.51            --                 --            --        3.88%
         Highest contract charge 1.70% Class A       $11.36            --                 --            --        3.46%
         All contract charges                            --           440           $  5,036          0.00%
EQ/GAMCO MERGERS AND ACQUISITIONS
   2016  Lowest contract charge 0.30% Class B        $11.26            --                 --            --        7.34%
         Highest contract charge 1.25% Class B       $10.92            --                 --            --        6.33%
         All contract charges                            --           389           $  4,207          0.01%
   2015  Lowest contract charge 0.30% Class B(d)     $10.49            --                 --            --        2.34%
         Highest contract charge 1.25% Class B       $10.27            --                 --            --        1.28%
         All contract charges                            --           304           $  3,110          0.00%
   2014  Lowest contract charge 1.20% Class B        $10.14            --                 --            --        0.40%
         Highest contract charge 1.25% Class B       $10.14            --                 --            --        0.40%
         All contract charges                            --           146           $  1,485          0.00%
   2013  Lowest contract charge 1.20% Class B(d)     $10.10            --                 --            --        1.41%
         Highest contract charge 1.25% Class B(d)    $10.10            --                 --            --        1.41%
         All contract charges                            --             6           $     57          0.50%
EQ/GAMCO SMALL COMPANY VALUE
   2016  Lowest contract charge 0.65% Class A        $19.45            --                 --            --       22.48%
         Highest contract charge 1.70% Class A       $23.72            --                 --            --       21.21%
         All contract charges                            --         8,949           $216,650          0.53%
   2015  Lowest contract charge 0.65% Class A        $15.88            --                 --            --       (6.31)%
         Highest contract charge 1.70% Class A       $19.57            --                 --            --       (7.30)%
         All contract charges                            --         8,664           $172,525          0.56%
   2014  Lowest contract charge 0.65% Class A        $16.95            --                 --            --        2.36%
         Highest contract charge 1.70% Class A       $21.11            --                 --            --        1.30%
         All contract charges                            --         7,809           $167,255          0.31%
2013(w)  Lowest contract charge 0.65% Class A        $16.56            --                 --            --       38.23%
         Highest contract charge 1.70% Class A       $20.84            --                 --            --       36.75%
         All contract charges                            --         6,135           $129,348          0.32%
2012(u)  Lowest contract charge 1.30% Class A(a)     $15.43            --                 --            --        6.27%
         Highest contract charge 1.70% Class A(a)    $15.24            --                 --            --        5.98%
         All contract charges                            --           776           $ 11,930          2.69%

                                    FSA-231

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/GAMCO SMALL COMPANY VALUE (CONTINUED)
2012(v)  Lowest contract charge 0.65% Class A        $11.98            --                 --            --       17.11%
         Highest contract charge 1.70% Class A       $15.24            --                 --            --       15.89%
         All contract charges                            --         3,453           $ 53,054          1.24%
EQ/GAMCO SMALL COMPANY VALUE
   2016  Lowest contract charge 0.30% Class B        $12.50            --                 --            --       22.91%
         Highest contract charge 1.25% Class B       $12.13            --                 --            --       21.79%
         All contract charges                            --         2,525           $ 29,851          0.53%
   2015  Lowest contract charge 0.30% Class B(d)     $10.17            --                 --            --       (6.01)%
         Highest contract charge 1.25% Class B       $ 9.96            --                 --            --       (6.92)%
         All contract charges                            --         1,677           $ 16,544          0.56%
   2014  Lowest contract charge 1.20% Class B        $10.70            --                 --            --        1.81%
         Highest contract charge 1.25% Class B       $10.70            --                 --            --        1.81%
         All contract charges                            --           952           $ 10,188          0.31%
   2013  Lowest contract charge 1.20% Class B(d)     $10.51            --                 --            --        5.10%
         Highest contract charge 1.25% Class B(d)    $10.51            --                 --            --        5.10%
         All contract charges                            --            65           $    683          0.32%
EQ/GLOBAL BOND PLUS
   2016  Lowest contract charge 1.30% Class A(a)     $ 9.90            --                 --            --       (0.60)%
         Highest contract charge 1.70% Class A       $ 9.62            --                 --            --       (1.03)%
         All contract charges                            --           563           $  5,534          1.84%
   2015  Lowest contract charge 0.65% Class A        $ 9.62            --                 --            --       (4.37)%
         Highest contract charge 1.70% Class A       $ 9.72            --                 --            --       (5.45)%
         All contract charges                            --           582           $  5,767          0.04%
   2014  Lowest contract charge 0.65% Class A        $10.06            --                 --            --        0.20%
         Highest contract charge 1.70% Class A       $10.28            --                 --            --       (0.77)%
         All contract charges                            --           621           $  6,477          0.70%
2013(w)  Lowest contract charge 1.30% Class A        $10.54            --                 --            --       (3.83)%
         Highest contract charge 1.70% Class A       $10.36            --                 --            --       (4.25)%
         All contract charges                            --           562           $  5,899          0.01%
2012(u)  Lowest contract charge 1.30% Class A(a)     $10.96            --                 --            --          --%
         Highest contract charge 1.70% Class A(a)    $10.82            --                 --            --          --%
         All contract charges                            --            78           $ 11,303          0.41%
2012(v)  Lowest contract charge 1.30% Class A        $10.96            --                 --            --        2.43%
         Highest contract charge 1.70% Class A       $10.82            --                 --            --        1.98%
         All contract charges                            --           420           $  4,579          1.41%
EQ/GLOBAL BOND PLUS
   2016  Lowest contract charge 1.30% Class B        $11.36            --                 --            --       (0.70)%
         Highest contract charge 1.70% Class B       $10.86            --                 --            --       (1.00)%
         All contract charges                            --           410           $  4,568          1.84%
   2015  Lowest contract charge 1.30% Class B        $11.44            --                 --            --       (4.98)%
         Highest contract charge 1.70% Class B       $10.97            --                 --            --       (5.43)%
         All contract charges                            --           445           $  5,002          0.04%
   2014  Lowest contract charge 1.30% Class B        $12.04            --                 --            --       (0.50)%
         Highest contract charge 1.70% Class B       $11.60            --                 --            --       (0.85)%
         All contract charges                            --           445           $  5,262          0.70%
2013(w)  Lowest contract charge 1.30% Class B        $12.10            --                 --            --       (3.74)%
         Highest contract charge 1.70% Class B       $11.70            --                 --            --       (4.18)%
         All contract charges                            --           454           $  5,404          0.01%
2012(v)  Lowest contract charge 0.95% Class B        $12.90            --                 --            --        2.79%
         Highest contract charge 1.90% Class B       $12.03            --                 --            --        1.78%
         All contract charges                            --        39,823           $493,953          1.41%
EQ/HIGH YIELD BOND
   2016  Lowest contract charge 1.10% Class B        $10.26            --                 --            --       10.56%
         Highest contract charge 1.70% Class B       $10.99            --                 --            --        9.79%
         All contract charges                            --         1,007           $ 11,034          5.90%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.28            --                 --            --       (7.29)%
         Highest contract charge 1.70% Class B       $10.01            --                 --            --       (4.76)%
         All contract charges                            --           781           $  7,803          2.19%

                                    FSA-232

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/HIGH YIELD BOND (CONTINUED)
   2014  Lowest contract charge 120% Class B         $10.14            --                 --            --        0.70%
         Highest contract charge 1.70% Class B       $10.51            --                 --            --        0.19%
         All contract charges                            --           533           $  5,586          4.19%
   2013  Lowest contract charge 120% Class B(d)      $10.07            --                 --            --        0.80%
         Highest contract charge 1.70% Class B(b)    $10.49            --                 --            --        4.69%
         All contract charges                            --           152           $  1,585          5.16%
EQ/INTERMEDIATE GOVERNMENT BOND
   2016  Lowest contract charge 0.30% Class B        $10.07            --                 --            --        0.10%
         Highest contract charge 1.70% Class B       $ 9.79            --                 --            --       (1.21)%
         All contract charges                            --        12,441           $126,941          0.68%
   2015  Lowest contract charge 0.30% Class B(d)     $10.06            --                 --            --        0.20%
         Highest contract charge 1.70% Class B       $ 9.91            --                 --            --       (1.29)%
         All contract charges                            --        12,206           $125,847          0.59%
   2014  Lowest contract charge 0.65% Class B        $10.07            --                 --            --        0.80%
         Highest contract charge 1.70% Class B       $10.04            --                 --            --       (0.20)%
         All contract charges                            --        12,538           $130,682          0.41%
2013(w)  Lowest contract charge 0.65% Class B        $ 9.99            --                 --            --       (2.25)%
         Highest contract charge 1.70% Class B       $10.06            --                 --            --       (3.36)%
         All contract charges                            --        12,463           $129,739          0.22%
2012(u)  Lowest contract charge 1.30% Class B(a)     $10.54            --                 --            --       (0.09)%
         Highest contract charge 1.70% Class B(a)    $10.41            --                 --            --       (0.38)%
         All contract charges                            --           171           $  1,790          0.50%
2012(v)  Lowest contract charge 0.65% Class B        $10.22            --                 --            --        0.29%
         Highest contract charge 1.90% Class B       $18.54            --                 --            --       (0.91)%
         All contract charges                            --        33,728           $440,306          0.24%
EQ/INTERNATIONAL EQUITY INDEX
   2016  Lowest contract charge 0.65% Class A        $10.91            --                 --            --        1.58%
         Highest contract charge 1.70% Class A       $10.82            --                 --            --        0.46%
         All contract charges                            --         2,071           $ 22,815          3.01%
   2015  Lowest contract charge 0.65% Class A        $10.74            --                 --            --       (2.81)%
         Highest contract charge 1.70% Class A       $10.77            --                 --            --       (3.84)%
         All contract charges                            --         1,880           $ 20,562          2.82%
   2014  Lowest contract charge 0.65% Class A        $11.05            --                 --            --       (7.53)%
         Highest contract charge 1.70% Class A       $11.20            --                 --            --       (8.50)%
         All contract charges                            --         1,362           $ 15,412          4.42%
2013(w)  Lowest contract charge 0.65% Class A        $11.95            --                 --            --       20.71%
         Highest contract charge 1.70% Class A       $12.24            --                 --            --       19.41%
         All contract charges                            --           639           $  7,902          2.96%
2012(u)  Lowest contract charge 1.30% Class A(a)     $10.38            --                 --            --        8.46%
         Highest contract charge 1.70% Class A(a)    $10.25            --                 --            --        8.12%
         All contract charges                            --            72           $    739          6.02%
2012(v)  Lowest contract charge 0.65% Class A        $ 9.90            --                 --            --       15.52%
         Highest contract charge 1.70% Class A       $10.25            --                 --            --       14.27%
         All contract charges                            --           244           $  2,520          3.00%
EQ/INTERNATIONAL EQUITY INDEX(K)
   2016  Lowest contract charge 0.30% Class B        $ 9.35            --                 --            --        1.85%
         Highest contract charge 1.25% Class B       $ 9.07            --                 --            --        0.89%
         All contract charges                            --         1,217           $ 11,019          3.01%
   2015  Lowest contract charge 0.30% Class B(d)     $ 9.18            --                 --            --       (2.44)%
         Highest contract charge 1.25% Class B       $ 8.99            --                 --            --       (3.33)%
         All contract charges                            --           745           $  6,690          2.82%
   2014  Lowest contract charge 1.20% Class B        $ 9.31            --                 --            --       (8.00)%
         Highest contract charge 1.25% Class B       $ 9.30            --                 --            --       (8.10)%
         All contract charges                            --           500           $  4,652          4.42%
   2013  Lowest contract charge 1.20% Class B(d)     $10.12            --                 --            --        1.10%
         Highest contract charge 1.25% Class B(d)    $10.12            --                 --            --        1.10%
         All contract charges                            --             4           $     40          2.96%

                                    FSA-233

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/INVESCO COMSTOCK
   2016  Lowest contract charge 0.65% Class A        $18.72            --                 --            --       16.56%
         Highest contract charge 1.70% Class A       $19.71            --                 --            --       15.40%
         All contract charges                            --         1,379           $ 27,771          2.49%
   2015  Lowest contract charge 0.65% Class A        $16.06            --                 --            --       (6.79)%
         Highest contract charge 1.70% Class A       $17.08            --                 --            --       (7.78)%
         All contract charges                            --         1,482           $ 25,762          2.15%
   2014  Lowest contract charge 0.65% Class A        $17.23            --                 --            --        8.23%
         Highest contract charge 1.70% Class A       $18.52            --                 --            --        7.05%
         All contract charges                            --         1,384           $ 25,986          2.26%
2013(w)  Lowest contract charge 0.65% Class A        $15.92            --                 --            --       34.23%
         Highest contract charge 1.70% Class A       $17.30            --                 --            --       32.77%
         All contract charges                            --           299           $  5,249          4.77%
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.20            --                 --            --        5.43%
         Highest contract charge 1.70% Class A(a)    $13.03            --                 --            --        5.08%
         All contract charges                            --            36           $    472          3.37%
2012(v)  Lowest contract charge 0.65% Class A        $11.86            --                 --            --       17.66%
         Highest contract charge 1.70% Class A       $13.03            --                 --            --       16.44%
         All contract charges                            --           185           $  2,431          1.27%
EQ/INVESCO COMSTOCK
   2016  Lowest contract charge 1.30% Class B        $17.90            --                 --            --       15.86%
         Highest contract charge 1.70% Class B       $17.07            --                 --            --       15.42%
         All contract charges                            --           489           $  8,604          2.49%
   2015  Lowest contract charge 1.30% Class B        $15.45            --                 --            --       (7.37)%
         Highest contract charge 1.70% Class B       $14.79            --                 --            --       (7.79)%
         All contract charges                            --           604           $  9,159          2.15%
   2014  Lowest contract charge 1.30% Class B        $16.68            --                 --            --        7.47%
         Highest contract charge 1.70% Class B       $16.04            --                 --            --        7.00%
         All contract charges                            --           612           $ 10,036          2.26%
2013(w)  Lowest contract charge 1.30% Class B        $15.52            --                 --            --       33.33%
         Highest contract charge 1.70% Class B       $14.99            --                 --            --       32.77%
         All contract charges                            --           192           $  2,939          4.77%
2012(v)  Lowest contract charge 0.95% Class B        $11.97            --                 --            --       17.35%
         Highest contract charge 1.80% Class B       $11.20            --                 --            --       16.30%
         All contract charges                            --        22,874           $262,341          1.27%
EQ/JPMORGAN VALUE OPPORTUNITIES
   2016  Lowest contract charge 0.65% Class A        $20.41            --                 --            --       20.77%
         Highest contract charge 1.70% Class A       $20.84            --                 --            --       19.50%
         All contract charges                            --           467           $  9,912          1.14%
   2015  Lowest contract charge 0.65% Class A        $16.90            --                 --            --       (2.93)%
         Highest contract charge 1.70% Class A       $17.44            --                 --            --       (3.96)%
         All contract charges                            --           406           $  7,204          0.74%
   2014  Lowest contract charge 0.65% Class A        $17.41            --                 --            --       13.64%
         Highest contract charge 1.70% Class A       $18.16            --                 --            --       12.45%
         All contract charges                            --           365           $  6,734          1.09%
2013(w)  Lowest contract charge 0.65% Class A        $15.32            --                 --            --       34.98%
         Highest contract charge 1.70% Class A       $16.15            --                 --            --       33.47%
         All contract charges                            --           371           $  6,078          2.08%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.25            --                 --            --        3.38%
         Highest contract charge 1.70% Class A(a)    $12.10            --                 --            --        3.15%
         All contract charges                            --            61           $    743          1.87%
2012(v)  Lowest contract charge 0.65% Class A        $11.35            --                 --            --       15.23%
         Highest contract charge 1.70% Class A       $12.10            --                 --            --       14.15%
         All contract charges                            --           292           $  3,573          0.95%
EQ/JPMORGAN VALUE OPPORTUNITIES
   2016  Lowest contract charge 1.30% Class B        $22.96            --                 --            --       19.96%
         Highest contract charge 1.70% Class B       $23.46            --                 --            --       19.45%
         All contract charges                            --           327           $  7,422          1.14%

                                    FSA-234

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/JPMORGAN VALUE OPPORTUNITIES (CONTINUED)
   2015  Lowest contract charge 1.30% Class B        $19.14            --                 --            --       (3.58)%
         Highest contract charge 1.70% Class B       $19.64            --                 --            --       (3.91)%
         All contract charges                            --           248           $  4,682          0.74%
   2014  Lowest contract charge 1.30% Class B        $19.85            --                 --            --       12.91%
         Highest contract charge 1.70% Class B       $20.44            --                 --            --       12.43%
         All contract charges                            --           156           $  3,131          1.09%
2013(w)  Lowest contract charge 1.30% Class B        $17.58            --                 --            --       33.99%
         Highest contract charge 1.70% Class B       $18.18            --                 --            --       33.48%
         All contract charges                            --           127           $  2,263          2.08%
2012(v)  Lowest contract charge 0.95% Class B        $15.34            --                 --            --       14.91%
         Highest contract charge 1.90% Class B       $13.19            --                 --            --       13.81%
         All contract charges                            --        17,582           $242,364          0.95%
EQ/LARGE CAP GROWTH INDEX
   2016  Lowest contract charge 1.30% Class A        $21.51            --                 --            --        4.93%
         Highest contract charge 1.70% Class A       $20.90            --                 --            --        4.55%
         All contract charges                            --         1,533           $ 32,753          1.12%
   2015  Lowest contract charge 1.30% Class A        $20.50            --                 --            --        3.54%
         Highest contract charge 1.70% Class A       $19.99            --                 --            --        3.09%
         All contract charges                            --         1,290           $ 26,251          0.97%
   2014  Lowest contract charge 1.30% Class A        $19.80            --                 --            --       10.74%
         Highest contract charge 1.70% Class A       $19.39            --                 --            --       10.30%
         All contract charges                            --           993           $ 19,557          1.17%
2013(w)  Lowest contract charge 1.30% Class A        $17.88            --                 --            --       30.80%
         Highest contract charge 1.70% Class A       $17.58            --                 --            --       30.22%
         All contract charges                            --           698           $ 12,399          1.10%
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.67            --                 --            --       (0.44)%
         Highest contract charge 1.70% Class A(a)    $13.50            --                 --            --       (0.66)%
         All contract charges                            --           136           $  1,851          2.54%
2012(v)  Lowest contract charge 1.30% Class A        $13.67            --                 --            --       13.26%
         Highest contract charge 1.70% Class A       $13.50            --                 --            --       12.78%
         All contract charges                            --           408           $  5,559          1.20%
EQ/LARGE CAP GROWTH INDEX
   2016  Lowest contract charge 1.10% Class B        $10.39            --                 --            --        5.16%
         Highest contract charge 1.25% Class B       $12.61            --                 --            --        5.08%
         All contract charges                            --           859           $ 10,320          1.12%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.88            --                 --            --       (1.20)%
         Highest contract charge 1.25% Class B       $12.00            --                 --            --        3.54%
         All contract charges                            --           473           $  5,594          0.97%
   2014  Lowest contract charge 1.20% Class B        $11.60            --                 --            --       10.90%
         Highest contract charge 1.25% Class B       $11.59            --                 --            --       10.80%
         All contract charges                            --           278           $  3,223          1.17%
   2013  Lowest contract charge 1.30% Class B(d)     $10.46            --                 --            --        3.87%
         Highest contract charge 1.70% Class B(d)    $10.46            --                 --            --        3.87%
         All contract charges                            --            15           $    157          1.10%
EQ/LARGE CAP VALUE INDEX
   2016  Lowest contract charge 1.30% Class A        $20.64            --                 --            --       14.99%
         Highest contract charge 1.70% Class A       $20.05            --                 --            --       14.51%
         All contract charges                            --         1,107           $ 22,642          2.25%
   2015  Lowest contract charge 1.30% Class A        $17.95            --                 --            --       (5.68)%
         Highest contract charge 1.70% Class A       $17.51            --                 --            --       (6.06)%
         All contract charges                            --         1,441           $ 25,524          2.87%
   2014  Lowest contract charge 1.30% Class A        $19.03            --                 --            --       11.16%
         Highest contract charge 1.70% Class A       $18.64            --                 --            --       10.69%
         All contract charges                            --           910           $ 17,135          2.02%
2013(w)  Lowest contract charge 1.30% Class A        $17.12            --                 --            --       29.89%
         Highest contract charge 1.70% Class A       $16.84            --                 --            --       29.34%
         All contract charges                            --           544           $  9,242          1.80%

                                    FSA-235

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/LARGE CAP VALUE INDEX (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.18            --                 --            --        5.27%
         Highest contract charge 1.70% Class A(a)    $13.02            --                 --            --        5.08%
         All contract charges                            --           133            $ 1,738          4.46%
2012(v)  Lowest contract charge 1.30% Class A        $13.18            --                 --            --       15.01%
         Highest contract charge 1.70% Class A       $13.02            --                 --            --       14.61%
         All contract charges                            --           195            $ 2,563          1.91%
EQ/LARGE CAP VALUE INDEX
   2016  Lowest contract charge 1.10% Class B        $10.84            --                 --            --       15.20%
         Highest contract charge 1.25% Class B       $12.57            --                 --            --       15.11%
         All contract charges                            --           539            $ 6,576          2.25%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.41            --                 --            --       (5.81)%
         Highest contract charge 1.25% Class B       $10.92            --                 --            --       (5.70)%
         All contract charges                            --           324            $ 3,514          2.87%
   2014  Lowest contract charge 1.20% Class B        $11.58            --                 --            --       11.24%
         Highest contract charge 1.25% Class B       $11.58            --                 --            --       11.24%
         All contract charges                            --           151            $ 1,749          2.02%
   2013  Lowest contract charge 1.20% Class B(d)     $10.41            --                 --            --        2.76%
         Highest contract charge 1.25% Class B(d)    $10.41            --                 --            --        2.76%
         All contract charges                            --             7            $    73          1.80%
EQ/LOW VOLATILITY GLOBAL ETF
   2016  Lowest contract charge 1.10% Class B        $10.09            --                 --            --        7.45%
         Highest contract charge 1.25% Class B       $11.25            --                 --            --        7.24%
         All contract charges                            --           160            $ 1,769          2.25%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.39            --                 --            --       (4.67)%
         Highest contract charge 1.25% Class B       $10.49            --                 --            --       (1.50)%
         All contract charges                            --           112            $ 1,150          1.84%
   2014  Lowest contract charge 1.20% Class B        $10.66            --                 --            --        6.92%
         Highest contract charge 1.25% Class B       $10.65            --                 --            --        6.82%
         All contract charges                            --            75            $   798          2.64%
   2013  Lowest contract charge 1.20% Class B(d)     $ 9.97            --                 --            --        0.20%
         Highest contract charge 1.25% Class B(d)    $ 9.97            --                 --            --        0.20%
         All contract charges                            --             5            $    52          1.77%
EQ/MFS INTERNATIONAL GROWTH
   2016  Lowest contract charge 1.30% Class A        $12.65            --                 --            --        0.64%
         Highest contract charge 1.70% Class A       $12.29            --                 --            --        0.24%
         All contract charges                            --         1,611            $20,205          1.02%
   2015  Lowest contract charge 1.30% Class A        $12.57            --                 --            --       (1.10)%
         Highest contract charge 1.70% Class A       $12.26            --                 --            --       (1.53)%
         All contract charges                            --         1,570            $19,572          0.62%
   2014  Lowest contract charge 1.30% Class A        $12.71            --                 --            --       (6.27)%
         Highest contract charge 1.70% Class A       $12.45            --                 --            --       (6.60)%
         All contract charges                            --         1,355            $17,105          1.04%
2013(w)  Lowest contract charge 1.30% Class A        $13.56            --                 --            --       12.16%
         Highest contract charge 1.70% Class A       $13.33            --                 --            --       11.74%
         All contract charges                            --         1,117            $15,044          1.10%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.09            --                 --            --        4.86%
         Highest contract charge 1.70% Class A(a)    $11.93            --                 --            --        4.56%
         All contract charges                            --           160            $ 1,929          2.50%
2012(v)  Lowest contract charge 1.30% Class A        $12.09            --                 --            --       18.18%
         Highest contract charge 1.70% Class A       $11.93            --                 --            --       17.65%
         All contract charges                            --           454            $ 5,463          0.99%
EQ/MFS INTERNATIONAL GROWTH
   2016  Lowest contract charge 1.10% Class B        $ 9.21            --                 --            --        0.88%
         Highest contract charge 1.70% Class B       $15.40            --                 --            --        0.20%
         All contract charges                            --         1,176            $11,810          1.02%

                                    FSA-236

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/MFS INTERNATIONAL GROWTH (CONTINUED)
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.13            --                 --            --       (8.52)%
         Highest contract charge 1.70% Class B       $15.37            --                 --            --       (1.47)%
         All contract charges                            --           973           $ 10,104          0.62%
   2014  Lowest contract charge 1.20% Class B        $ 9.40            --                 --            --       (6.19)%
         Highest contract charge 1.70% Class B       $15.60            --                 --            --       (6.64)%
         All contract charges                            --           809           $  8,848          1.04%
2013(w)  Lowest contract charge 1.20% Class B(d)     $10.02            --                 --            --        0.50%
         Highest contract charge 1.70% Class B       $16.71            --                 --            --       11.70%
         All contract charges                            --           613           $  7,458          1.10%
2012(v)  Lowest contract charge 1.20% Class B        $15.55            --                 --            --       18.25%
         Highest contract charge 1.80% Class B       $14.84            --                 --            --       17.59%
         All contract charges                            --        31,803           $398,332          0.99%
EQ/MID CAP INDEX
   2016  Lowest contract charge 1.30% Class A        $23.31            --                 --            --       18.38%
         Highest contract charge 1.70% Class A       $22.64            --                 --            --       17.86%
         All contract charges                            --         2,625           $ 60,435          1.28%
   2015  Lowest contract charge 1.30% Class A        $19.69            --                 --            --       (4.14)%
         Highest contract charge 1.70% Class A       $19.21            --                 --            --       (4.48)%
         All contract charges                            --         1,883           $ 36,792          0.90%
   2014  Lowest contract charge 1.30% Class A        $20.54            --                 --            --        7.60%
         Highest contract charge 1.70% Class A       $20.11            --                 --            --        7.14%
         All contract charges                            --         1,672           $ 34,038          1.03%
2013(w)  Lowest contract charge 1.30% Class A        $19.09            --                 --            --       30.84%
         Highest contract charge 1.70% Class A       $18.77            --                 --            --       30.35%
         All contract charges                            --         1,012           $ 19,196          1.02%
2012(u)  Lowest contract charge 1.30% Class A(a)     $14.59            --                 --            --        2.67%
         Highest contract charge 1.70% Class A(a)    $14.40            --                 --            --        2.35%
         All contract charges                            --           153           $  2,219          2.25%
2012(v)  Lowest contract charge 1.30% Class A        $14.59            --                 --            --       15.52%
         Highest contract charge 1.70% Class A       $14.40            --                 --            --       15.02%
         All contract charges                            --           367           $  5,340          0.99%
EQ/MID CAP INDEX
   2016  Lowest contract charge 0.30% Class B        $13.01            --                 --            --       19.58%
         Highest contract charge 1.25% Class B       $12.62            --                 --            --       18.39%
         All contract charges                            --         1,206           $ 14,632          1.28%
   2015  Lowest contract charge 0.30% Class B(d)     $10.88            --                 --            --       (3.20)%
         Highest contract charge 1.25% Class B       $10.66            --                 --            --       (4.05)%
         All contract charges                            --           958           $ 10,059          0.90%
   2014  Lowest contract charge 1.20% Class B        $11.12            --                 --            --        7.65%
         Highest contract charge 1.25% Class B       $11.11            --                 --            --        7.66%
         All contract charges                            --           559           $  6,207          1.03%
   2013  Lowest contract charge 1.20% Class B(d)     $10.33            --                 --            --        3.09%
         Highest contract charge 1.25% Class B(d)    $10.32            --                 --            --        2.99%
         All contract charges                            --            14           $    144          1.02%
EQ/MONEY MARKET
   2016  Lowest contract charge 0.65% Class A        $ 9.61            --                 --            --       (0.62)%
         Highest contract charge 1.70% Class A       $ 8.86            --                 --            --       (1.66)%
         All contract charges                            --         9,468           $ 86,860          0.00%
   2015  Lowest contract charge 0.65% Class A        $ 9.67            --                 --            --       (0.62)%
         Highest contract charge 1.70% Class A       $ 9.01            --                 --            --       (1.74)%
         All contract charges                            --         8,253           $ 77,117          0.00%
   2014  Lowest contract charge 0.65% Class A        $ 9.73            --                 --            --       (0.71)%
         Highest contract charge 1.70% Class A       $ 9.17            --                 --            --       (1.71)%
         All contract charges                            --         5,837           $ 54,908          0.00%
2013(w)  Lowest contract charge 0.65% Class A        $ 9.80            --                 --            --       (0.61)%
         Highest contract charge 1.70% Class A       $ 9.33            --                 --            --       (1.69)%
         All contract charges                            --         5,649           $ 54,098          0.00%

                                    FSA-237

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/MONEY MARKET (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class A(a)     $ 9.61             --                --            --       (0.83)%
         Highest contract charge 1.70% Class A(a)    $ 9.49             --                --            --       (1.15)%
         All contract charges                            --          3,253          $ 30,995          0.00%
2012(v)  Lowest contract charge 0.65% Class A        $ 9.86             --                --            --       (0.70)%
         Highest contract charge 1.70% Class A       $ 9.49             --                --            --       (1.66)%
         All contract charges                            --          2,080          $ 19,884          0.00%
EQ/MONEY MARKET
   2016  Lowest contract charge 1.10% Class B(l)     $ 9.82             --                --            --       (1.11)%
         Highest contract charge 1.70% Class B       $24.20             --                --            --       (1.67)%
         All contract charges                            --          6,688          $ 66,890          0.00%
   2015  Lowest contract charge 0.30% Class B        $ 9.93             --                --            --       (0.30)%
         Highest contract charge 1.70% Class B       $24.61             --                --            --       (1.72)%
         All contract charges                            --          5,965          $ 60,652          0.00%
   2014  Lowest contract charge 0.30% Class B        $ 9.96             --                --            --       (0.30)%
         Highest contract charge 1.70% Class B       $25.04             --                --            --       (1.69)%
         All contract charges                            --          5,879          $ 60,569          0.00%
2013(w)  Lowest contract charge 1.20% Class B(d)     $ 9.98             --                --            --       (0.10)%
         Highest contract charge 1.70% Class B       $25.47             --                --            --       (1.70)%
         All contract charges                            --          2,743          $ 29,635          0.00%
2012(v)  Lowest contract charge 0.00% Class B        $44.43             --                --            --          --%
         Highest contract charge 1.90% Class B       $24.30             --                --            --       (1.94)%
         All contract charges                            --        180,902          $645,099          0.00%
EQ/OPPENHEIMER GLOBAL
   2016  Lowest contract charge 1.30% Class A        $15.71             --                --            --       (1.26)%
         Highest contract charge 1.70% Class A       $15.26             --                --            --       (1.68)%
         All contract charges                            --          2,463          $ 38,345          0.82%
   2015  Lowest contract charge 1.30% Class A        $15.91             --                --            --        1.86%
         Highest contract charge 1.70% Class A       $15.52             --                --            --        1.44%
         All contract charges                            --          2,630          $ 41,513          0.28%
   2014  Lowest contract charge 1.30% Class A        $15.62             --                --            --        0.45%
         Highest contract charge 1.70% Class A       $15.30             --                --            --        0.07%
         All contract charges                            --          2,055          $ 31,876          0.58%
2013(w)  Lowest contract charge 1.30% Class A        $15.55             --                --            --       24.70%
         Highest contract charge 1.70% Class A       $15.29             --                --            --       24.21%
         All contract charges                            --          1,401          $ 21,649          2.86%
2012(u)  Lowest contract charge 1.30% Class A(a)     $12.47             --                --            --        8.06%
         Highest contract charge 1.70% Class A(a)    $12.31             --                --            --        7.79%
         All contract charges                            --            106          $  1,321          1.79%
2012(v)  Lowest contract charge 1.30% Class A        $12.47             --                --            --       18.88%
         Highest contract charge 1.70% Class A       $12.31             --                --            --       18.37%
         All contract charges                            --            849          $ 10,536          0.87%
EQ/OPPENHEIMER GLOBAL
   2016  Lowest contract charge 0.30% Class B        $10.78             --                --            --       (0.19)%
         Highest contract charge 1.70% Class B       $13.63             --                --            --       (1.66)%
         All contract charges                            --          1,253          $ 15,560          0.82%
   2015  Lowest contract charge 0.30% Class B        $10.80             --                --            --        2.86%
         Highest contract charge 1.70% Class B       $13.86             --                --            --        1.39%
         All contract charges                            --          1,058          $ 13,387          0.28%
   2014  Lowest contract charge 0.30% Class B        $10.50             --                --            --        1.45%
         Highest contract charge 1.70% Class B       $13.67             --                --            --        0.07%
         All contract charges                            --            633          $  8,270          0.58%
2013(w)  Lowest contract charge 1.30% Class B(d)     $10.33             --                --            --        3.40%
         Highest contract charge 1.70% Class B       $13.66             --                --            --       24.18%
         All contract charges                            --            416          $  5,762          2.86%
2012(v)  Lowest contract charge 0.95% Class B        $11.54             --                --            --       19.21%
         Highest contract charge 1.80% Class B       $10.93             --                --            --       18.16%
         All contract charges                            --         29,044          $323,779          0.87%

                                    FSA-238

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/PIMCO GLOBAL REAL RETURN
   2016  Lowest contract charge 1.10% Class B        $10.39            --                  --           --        9.02%
         Highest contract charge 1.70% Class B       $10.28            --                  --           --        8.44%
         All contract charges                            --         1,311          $   13,760         6.00%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.53            --                  --           --       (3.54)%
         Highest contract charge 1.70% Class B       $ 9.48            --                  --           --       (4.05)%
         All contract charges                            --           856          $    8,251         1.54%
   2014  Lowest contract charge 1.20% Class B        $10.31            --                  --           --        6.51%
         Highest contract charge 1.70% Class B       $ 9.88            --                  --           --        6.01%
         All contract charges                            --           455          $    4,558         7.08%
   2013  Lowest contract charge 1.20% Class B(d)     $ 9.68            --                  --           --       (2.22)%
         Highest contract charge 1.70% Class B(b)    $ 9.32            --                  --           --       (6.61)%
         All contract charges                            --           153          $    1,423         0.17%
EQ/PIMCO ULTRA SHORT BOND
   2016  Lowest contract charge 1.30% Class A        $ 9.51            --                  --           --        0.63%
         Highest contract charge 1.70% Class A       $ 9.24            --                  --           --        0.33%
         All contract charges                            --         2,698          $   25,429         1.05%
   2015  Lowest contract charge 1.30% Class A        $ 9.45            --                  --           --       (1.56)%
         Highest contract charge 1.70% Class A       $ 9.21            --                  --           --       (2.02)%
         All contract charges                            --         2,491          $   23,337         0.51%
   2014  Lowest contract charge 1.30% Class A        $ 9.60            --                  --           --       (1.34)%
         Highest contract charge 1.70% Class A       $ 9.40            --                  --           --       (1.78)%
         All contract charges                            --         2,340          $   22,300         0.40%
2013(w)  Lowest contract charge 1.30% Class A        $ 9.73            --                  --           --       (1.32)%
         Highest contract charge 1.70% Class A       $ 9.57            --                  --           --       (1.64)%
         All contract charges                            --         2,328          $   22,491         0.80%
2012(u)  Lowest contract charge 1.30% Class A(a)     $ 9.86            --                  --           --       (0.20)%
         Highest contract charge 1.70% Class A(a)    $ 9.73            --                  --           --       (0.51)%
         All contract charges                            --           382          $    3,738         0.99%
2012(v)  Lowest contract charge 1.30% Class A        $ 9.86            --                  --           --        0.20%
         Highest contract charge 1.70% Class A       $ 9.73            --                  --           --       (0.31)%
         All contract charges                            --         1,581          $   15,504         0.53%
EQ/PIMCO ULTRA SHORT BOND
   2016  Lowest contract charge 1.10% Class B        $ 9.98            --                  --           --        0.91%
         Highest contract charge 1.70% Class B       $ 9.89            --                  --           --        0.30%
         All contract charges                            --           755          $    7,364         1.05%
   2015  Lowest contract charge 1.10% Class B(l)     $ 9.89            --                  --           --       (1.10)%
         Highest contract charge 1.70% Class B       $ 9.86            --                  --           --       (1.99)%
         All contract charges                            --           597          $    5,742         0.51%
   2014  Lowest contract charge 1.20% Class B        $ 9.84            --                  --           --       (1.30)%
         Highest contract charge 1.70% Class B       $10.06            --                  --           --       (1.85)%
         All contract charges                            --           389          $    3,788         0.40%
2013(w)  Lowest contract charge 1.20% Class B(d)     $ 9.97            --                  --           --       (0.20)%
         Highest contract charge 1.70% Class B       $10.25            --                  --           --       (1.35)%
         All contract charges                            --           228          $    2,227         0.80%
2012(v)  Lowest contract charge 0.95% Class B        $11.04            --                  --           --        0.55%
         Highest contract charge 1.90% Class B       $10.25            --                  --           --       (0.49)%
         All contract charges                            --        99,739          $1,034,575         0.53%
EQ/QUALITY BOND PLUS
   2016  Lowest contract charge 1.30% Class B        $10.98            --                  --           --       (0.09)%
         Highest contract charge 1.70% Class B       $15.36            --                  --           --       (0.52)%
         All contract charges                            --         2,276          $   26,773         1.19%
   2015  Lowest contract charge 1.30% Class B        $10.99            --                  --           --       (1.08)%
         Highest contract charge 1.70% Class B       $15.44            --                  --           --       (1.47)%
         All contract charges                            --         2,274          $   26,943         1.10%
   2014  Lowest contract charge 1.30% Class B        $11.11            --                  --           --        1.55%
         Highest contract charge 1.70% Class B       $15.67            --                  --           --        1.16%
         All contract charges                            --         2,077          $   25,065         1.06%

                                    FSA-239

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
EQ/QUALITY BOND PLUS (CONTINUED)
2013(w)  Lowest contract charge 1.30% Class B        $10.94            --                 --            --       (3.53)%
         Highest contract charge 1.70% Class B       $15.49            --                 --            --       (3.97)%
         All contract charges                            --         1,880           $ 22,503          0.40%
2012(v)  Lowest contract charge 1.20% Class B        $17.78            --                 --            --        1.43%
         Highest contract charge 1.90% Class B       $15.51            --                 --            --        0.71%
         All contract charges                            --        38,915           $505,313          0.62%
EQ/SMALL COMPANY INDEX
   2016  Lowest contract charge 1.30% Class A        $22.84            --                 --            --       18.96%
         Highest contract charge 1.70% Class A       $22.18            --                 --            --       18.48%
         All contract charges                            --         1,959           $ 44,158          1.42%
   2015  Lowest contract charge 1.30% Class A        $19.20            --                 --            --       (5.79)%
         Highest contract charge 1.70% Class A       $18.72            --                 --            --       (6.21)%
         All contract charges                            --         1,291           $ 24,592          0.89%
   2014  Lowest contract charge 1.30% Class A        $20.38            --                 --            --        3.50%
         Highest contract charge 1.70% Class A       $19.96            --                 --            --        3.10%
         All contract charges                            --         1,162           $ 23,463          0.93%
2013(w)  Lowest contract charge 1.30% Class A        $19.69            --                 --            --       35.61%
         Highest contract charge 1.70% Class A       $19.36            --                 --            --       35.10%
         All contract charges                            --           974           $ 19,005          1.36%
2012(u)  Lowest contract charge 1.30% Class A(a)     $14.52            --                 --            --        3.86%
         Highest contract charge 1.70% Class A(a)    $14.33            --                 --            --        3.54%
         All contract charges                            --           163           $  2,354          3.35%
2012(v)  Lowest contract charge 1.30% Class A        $14.52            --                 --            --       14.06%
         Highest contract charge 1.70% Class A       $14.33            --                 --            --       13.55%
         All contract charges                            --           308           $  4,461          1.49%
EQ/SMALL COMPANY INDEX
   2016  Lowest contract charge 0.30% Class B        $12.41            --                 --            --       20.25%
         Highest contract charge 1.25% Class B       $12.04            --                 --            --       19.09%
         All contract charges                            --           927           $ 10,907          1.42%
   2015  Lowest contract charge 0.30% Class B(d)     $10.32            --                 --            --       (4.88)%
         Highest contract charge 1.25% Class B       $10.11            --                 --            --       (5.78)%
         All contract charges                            --           501           $  5,003          0.89%
   2014  Lowest contract charge 1.20% Class B        $10.74            --                 --            --        3.67%
         Highest contract charge 1.25% Class B       $10.73            --                 --            --        3.57%
         All contract charges                            --           249           $  2,679          0.93%
   2013  Lowest contract charge 1.25% Class B(d)     $10.36            --                 --            --        4.75%
         Highest contract charge 1.25% Class B(d)    $10.36            --                 --            --        4.75%
         All contract charges                            --             3           $     34          1.36%
EQ/T. ROWE PRICE GROWTH STOCK
   2016  Lowest contract charge 0.65% Class A        $19.20            --                 --            --        0.68%
         Highest contract charge 1.70% Class A       $20.95            --                 --            --       (0.38)%
         All contract charges                            --         4,834           $103,341          0.00%
   2015  Lowest contract charge 0.65% Class A        $19.07            --                 --            --        9.53%
         Highest contract charge 1.70% Class A       $21.03            --                 --            --        8.35%
         All contract charges                            --         4,505           $ 96,324          0.00%
   2014  Lowest contract charge 0.65% Class A        $17.41            --                 --            --        7.94%
         Highest contract charge 1.70% Class A       $19.41            --                 --            --        6.82%
         All contract charges                            --         3,388           $ 66,665          0.00%
2013(w)  Lowest contract charge 0.65% Class A        $16.13            --                 --            --       37.04%
         Highest contract charge 1.70% Class A       $18.17            --                 --            --       35.60%
         All contract charges                            --         2,395           $ 44,014          0.00%
2012(u)  Lowest contract charge 1.30% Class A(a)     $13.57            --                 --            --       (0.95)%
         Highest contract charge 1.70% Class A(a)    $13.40            --                 --            --       (1.25)%
         All contract charges                            --           414           $  5,584          0.00%
2012(v)  Lowest contract charge 0.65% Class A        $11.77            --                 --            --       18.17%
         Highest contract charge 1.70% Class A       $13.40            --                 --            --       16.93%
         All contract charges                            --         1,130           $ 15,276          0.00%

                                    FSA-240

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
EQ/T. ROWE PRICE GROWTH STOCK
   2016  Lowest contract charge 1.10% Class B              $10.18            --                 --            --        0.20%
         Highest contract charge 1.70% Class B             $26.16            --                 --            --       (0.38)%
         All contract charges                                  --         2,738           $ 37,437          0.00%
   2015  Lowest contract charge 1.10% Class B(l)           $10.16            --                 --            --        1.50%
         Highest contract charge 1.70% Class B             $26.26            --                 --            --        8.38%
         All contract charges                                  --         2,064           $ 29,276          0.00%
   2014  Lowest contract charge 1.20% Class B              $11.23            --                 --            --        7.26%
         Highest contract charge 1.70% Class B             $24.23            --                 --            --        6.79%
         All contract charges                                  --         1,415           $ 19,973          0.00%
2013(w)  Lowest contract charge 1.20% Class B(d)           $10.47            --                 --            --        5.23%
         Highest contract charge 1.70% Class B             $22.69            --                 --            --       35.54%
         All contract charges                                  --           933           $ 13,678          0.00%
2012(v)  Lowest contract charge 0.95% Class B              $20.15            --                 --            --       17.77%
         Highest contract charge 1.90% Class B             $15.93            --                 --            --       16.70%
         All contract charges                                  --        34,500           $487,982          0.00%
EQ/UBS GROWTH & INCOME
   2016  Lowest contract charge 1.30% Class B              $ 3.63            --                 --            --        8.68%
         Highest contract charge 1.70% Class B             $ 8.59            --                 --            --        8.32%
         All contract charges                                  --         1,209           $  7,215          0.86%
   2015  Lowest contract charge 1.30% Class B              $ 3.34            --                 --            --       (2.62)%
         Highest contract charge 1.70% Class B             $ 7.93            --                 --            --       (3.06)%
         All contract charges                                  --         1,120           $  6,412          0.63%
   2014  Lowest contract charge 1.30% Class B              $ 3.43            --                 --            --       12.83%
         Highest contract charge 1.70% Class B             $ 8.18            --                 --            --       12.52%
         All contract charges                                  --           960           $  5,733          0.64%
2013(w)  Lowest contract charge 1.30% Class B              $ 3.04            --                 --            --       33.92%
         Highest contract charge 1.70% Class B             $ 7.27            --                 --            --       33.15%
         All contract charges                                  --           870           $  4,909          1.10%
2012(v)  Lowest contract charge 1.20% Class B              $ 5.86            --                 --            --       11.41%
         Highest contract charge 1.70% Class B             $ 5.46            --                 --            --       10.98%
         All contract charges                                  --        17,570           $ 79,009          0.84%
FEDERATED HIGH INCOME BOND FUND II
   2016  Lowest contract charge 0.30% Service Class        $11.40            --                 --            --       14.23%
         Highest contract charge 1.25% Service Class       $11.06            --                 --            --       13.09%
         All contract charges                                  --         1,353           $ 14,777          5.05%
   2015  Lowest contract charge 0.30% Service Class        $ 9.98            --                 --            --       (3.01)%
         Highest contract charge 1.25% Service Class       $ 9.78            --                 --            --       (3.93)%
         All contract charges                                  --           950           $  9,245          4.48%
   2014  Lowest contract charge 0.30% Service Class        $10.29            --                 --            --        2.08%
         Highest contract charge 1.25% Service Class       $10.18            --                 --            --        1.19%
         All contract charges                                  --           523           $  5,327          2.87%
   2013  Lowest contract charge 1.20% Service Class(d)     $10.06            --                 --            --        0.70%
         Highest contract charge 1.25% Service Class(d)    $10.06            --                 --            --        0.70%
         All contract charges                                  --            11           $    108          0.00%
FEDERATED KAUFMANN FUND II
   2016  Lowest contract charge 0.30% Service Class        $12.60            --                 --            --        3.11%
         Highest contract charge 1.25% Service Class       $12.22            --                 --            --        2.09%
         All contract charges                                  --           369           $  4,196          0.00%
   2015  Lowest contract charge 0.30% Service Class(d)     $12.22            --                 --            --        5.89%
         Highest contract charge 1.25% Service Class       $11.97            --                 --            --        4.82%
         All contract charges                                  --           309           $  3,575          0.00%
   2014  Lowest contract charge 1.20% Service Class        $11.42            --                 --            --        8.14%
         Highest contract charge 1.25% Service Class       $11.42            --                 --            --        8.14%
         All contract charges                                  --            66           $    761          0.00%
   2013  Lowest contract charge 1.20% Service Class(d)     $10.56            --                 --            --        5.39%
         Highest contract charge 1.25% Service Class(d)    $10.56            --                 --            --        5.39%
         All contract charges                                  --             1           $      5          0.00%

                                    FSA-241

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------
                                                                      UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                           UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                           ---------- ----------------- ----------------- ------------- --------
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
   2016  Lowest contract charge 1.30% Service Class 2        $15.38            --                 --            --        0.85%
         Highest contract charge 1.70% Service Class 2       $14.94            --                 --            --        0.47%
         All contract charges                                    --            49           $    742          1.07%
   2015  Lowest contract charge 1.30% Service Class 2        $15.25            --                 --            --       (1.49)%
         Highest contract charge 1.70% Service Class 2       $14.87            --                 --            --       (1.91)%
         All contract charges                                    --            59           $    894          0.95%
   2014  Lowest contract charge 1.30% Service Class 2        $15.48            --                 --            --        4.17%
         Highest contract charge 1.70% Service Class 2       $15.16            --                 --            --        3.76%
         All contract charges                                    --            59           $    926          0.63%
2013(w)  Lowest contract charge 0.65% Service Class 2        $13.05            --                 --            --       21.28%
         Highest contract charge 1.70% Service Class 2       $14.61            --                 --            --       20.05%
         All contract charges                                    --            79           $  1,146          0.73%
2012(v)  Lowest contract charge 0.65% Service Class 2        $10.76            --                 --            --       14.35%
         Highest contract charge 1.70% Service Class 2       $12.17            --                 --            --       13.10%
         All contract charges                                    --            80           $    956          1.16%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
   2016  Lowest contract charge 0.30% Service Class 2        $12.54            --                 --            --        7.36%
         Highest contract charge 1.70% Service Class 2       $19.20            --                 --            --        5.90%
         All contract charges                                    --         7,832           $142,371          0.64%
   2015  Lowest contract charge 0.30% Service Class 2        $11.68            --                 --            --        0.17%
         Highest contract charge 1.70% Service Class 2       $18.13            --                 --            --       (1.31)%
         All contract charges                                    --         8,028           $139,805          0.93%
   2014  Lowest contract charge 0.30% Service Class 2        $11.66            --                 --            --       11.26%
         Highest contract charge 1.70% Service Class 2       $18.37            --                 --            --        9.80%
         All contract charges                                    --         5,992           $107,411          0.87%
2013(w)  Lowest contract charge 0.65% Service Class 2        $15.10            --                 --            --       30.17%
         Highest contract charge 1.70% Service Class 2       $16.73            --                 --            --       28.69%
         All contract charges                                    --         4,352           $ 73,472          1.00%
2012(u)  Lowest contract charge 1.30% Service Class 2(a)     $13.17            --                 --            --        2.09%
         Highest contract charge 1.70% Service Class 2(a)    $13.00            --                 --            --        1.80%
         All contract charges                                    --           600           $  7,870          2.45%
2012(v)  Lowest contract charge 0.65% Service Class 2        $11.60            --                 --            --       15.31%
         Highest contract charge 1.70% Service Class 2       $13.00            --                 --            --       14.14%
         All contract charges                                    --         2,363           $ 30,986          1.18%
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
   2016  Lowest contract charge 1.30% Service Class 2        $12.62            --                 --            --        4.21%
         Highest contract charge 1.70% Service Class 2       $12.32            --                 --            --        3.79%
         All contract charges                                    --            47           $    598          1.09%
   2015  Lowest contract charge 1.30% Service Class 2        $12.11            --                 --            --       (1.78)%
         Highest contract charge 1.70% Service Class 2       $11.87            --                 --            --       (2.22)%
         All contract charges                                    --            60           $    717          1.52%
   2014  Lowest contract charge 1.30% Service Class 2        $12.33            --                 --            --        3.09%
         Highest contract charge 1.70% Service Class 2       $12.14            --                 --            --        2.71%
         All contract charges                                    --            67           $    825          1.29%
2013(w)  Lowest contract charge 1.30% Service Class 2        $11.96            --                 --            --       12.62%
         Highest contract charge 1.70% Service Class 2       $11.82            --                 --            --       12.14%
         All contract charges                                    --            77           $    904          1.56%
2012(v)  Lowest contract charge 1.30% Service Class 2        $10.62            --                 --            --       10.40%
         Highest contract charge 1.70% Service Class 2       $10.54            --                 --            --       10.02%
         All contract charges                                    --            71           $    745          1.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
   2016  Lowest contract charge 1.30% Service Class 2        $12.82            --                 --            --        4.48%
         Highest contract charge 1.70% Service Class 2       $12.51            --                 --            --        3.99%
         All contract charges                                    --            82           $  1,045          1.14%
   2015  Lowest contract charge 1.30% Service Class 2        $12.27            --                 --            --       (1.76)%
         Highest contract charge 1.70% Service Class 2       $12.03            --                 --            --       (2.20)%
         All contract charges                                    --            95           $  1,162          2.06%

                                    FSA-242

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------
                                                                      UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                           UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                           ---------- ----------------- ----------------- ------------- --------
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO (CONTINUED)
   2014  Lowest contract charge 1.30% Service Class 2        $12.49            --                 --            --        3.22%
         Highest contract charge 1.65% Service Class 2       $12.32            --                 --            --        2.84%
         All contract charges                                    --            56            $   702          1.34%
2013(w)  Lowest contract charge 1.30% Service Class 2        $12.10            --                 --            --       14.15%
         Highest contract charge 1.65% Service Class 2       $11.98            --                 --            --       13.77%
         All contract charges                                    --            62            $   747          1.60%
2012(v)  Lowest contract charge 1.30% Service Class 2        $10.60            --                 --            --       11.58%
         Highest contract charge 1.65% Service Class 2       $10.53            --                 --            --       11.19%
         All contract charges                                    --            66            $   686          2.02%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
   2016  Lowest contract charge 1.30% Service Class 2        $13.31            --                 --            --        4.64%
         Highest contract charge 1.65% Service Class 2       $13.03            --                 --            --        4.24%
         All contract charges                                    --            92            $ 1,210          1.40%
   2015  Lowest contract charge 1.30% Service Class 2        $12.72            --                 --            --       (1.78)%
         Highest contract charge 1.65% Service Class 2       $12.50            --                 --            --       (2.11)%
         All contract charges                                    --            78            $   981          1.61%
   2014  Lowest contract charge 1.30% Service Class 2        $12.95            --                 --            --        3.43%
         Highest contract charge 1.65% Service Class 2       $12.77            --                 --            --        3.07%
         All contract charges                                    --            70            $   916          1.39%
2013(w)  Lowest contract charge 1.30% Service Class 2        $12.52            --                 --            --       18.22%
         Highest contract charge 1.65% Service Class 2       $12.39            --                 --            --       17.78%
         All contract charges                                    --            73            $   907          1.85%
2012(v)  Lowest contract charge 1.30% Service Class 2        $10.59            --                 --            --       13.26%
         Highest contract charge 1.65% Service Class 2       $10.52            --                 --            --       12.88%
         All contract charges                                    --            33            $   359          2.07%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
   2016  Lowest contract charge 1.30% Service Class 2        $13.47            --                 --            --        4.99%
         Highest contract charge 1.70% Service Class 2       $13.15            --                 --            --        4.61%
         All contract charges                                    --            66            $   895          1.26%
   2015  Lowest contract charge 1.30% Service Class 2        $12.83            --                 --            --       (1.76)%
         Highest contract charge 1.70% Service Class 2       $12.57            --                 --            --       (2.26)%
         All contract charges                                    --            65            $   839          1.45%
   2014  Lowest contract charge 1.30% Service Class 2        $13.06            --                 --            --        3.32%
         Highest contract charge 1.70% Service Class 2       $12.86            --                 --            --        2.96%
         All contract charges                                    --            64            $   840          1.76%
2013(w)  Lowest contract charge 1.30% Service Class 2        $12.64            --                 --            --       19.81%
         Highest contract charge 1.65% Service Class 2       $12.51            --                 --            --       19.37%
         All contract charges                                    --            49            $   614          1.73%
2012(v)  Lowest contract charge 1.30% Service Class 2        $10.55            --                 --            --       13.69%
         Highest contract charge 1.65% Service Class 2       $10.48            --                 --            --       13.30%
         All contract charges                                    --            31            $   322          2.22%
FIDELITY(R) VIP MID CAP PORTFOLIO
   2016  Lowest contract charge 0.30% Service Class 2        $12.18            --                 --            --       11.54%
         Highest contract charge 1.70% Service Class 2       $18.78            --                 --            --       10.02%
         All contract charges                                    --         3,955            $68,757          0.33%
   2015  Lowest contract charge 0.30% Service Class 2(d)     $10.92            --                 --            --       (1.89)%
         Highest contract charge 1.70% Service Class 2       $17.07            --                 --            --       (3.34)%
         All contract charges                                    --         3,700            $59,517          0.28%
   2014  Lowest contract charge 0.65% Service Class 2        $14.56            --                 --            --        5.35%
         Highest contract charge 1.70% Service Class 2       $17.66            --                 --            --        4.25%
         All contract charges                                    --         2,761            $47,363          0.02%
2013(w)  Lowest contract charge 0.65% Service Class 2        $13.82            --                 --            --       34.96%
         Highest contract charge 1.70% Service Class 2       $16.94            --                 --            --       33.60%
         All contract charges                                    --         1,859            $31,753          0.33%
2012(u)  Lowest contract charge 1.30% Service Class 2(a)     $12.84            --                 --            --        1.10%
         Highest contract charge 1.70% Service Class 2(a)    $12.68            --                 --            --        0.79%
         All contract charges                                    --           217            $ 2,768          0.84%

                                    FSA-243

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                              YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                                   UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                        ---------- ----------------- ----------------- ------------- --------
FIDELITY(R) VIP MID CAP PORTFOLIO
(CONTINUED)
2012(v)  Lowest contract charge 0.65%
          Service Class 2                 $10.24            --                 --            --       13.78%
         Highest contract charge 1.70%
          Service Class 2                 $12.68            --                 --            --       12.61%
         All contract charges                 --           995            $12,716          0.40%
FIDELITY(R) VIP STRATEGIC INCOME
PORTFOLIO
   2016  Lowest contract charge 0.30%
          Service Class 2                 $10.80            --                 --            --        7.68%
         Highest contract charge 1.70%
          Service Class 2                 $12.35            --                 --            --        6.19%
         All contract charges                 --         7,661            $91,574          3.83%
   2015  Lowest contract charge 0.30%
          Service Class 2(d)              $10.03            --                 --            --       (2.24)%
         Highest contract charge 1.70%
          Service Class 2                 $11.63            --                 --            --       (3.65)%
         All contract charges                 --         6,084            $68,880          2.91%
   2014  Lowest contract charge 0.65%
          Service Class 2                 $11.35            --                 --            --        2.71%
         Highest contract charge 1.70%
          Service Class 2                 $12.07            --                 --            --        1.68%
         All contract charges                 --         4,647            $54,833          3.55%
2013(w)  Lowest contract charge 1.30%
          Service Class 2(d)              $ 9.94            --                 --            --       (0.10)%
         Highest contract charge 1.70%
          Service Class 2                 $11.87            --                 --            --       (1.66)%
         All contract charges                 --         3,045            $36,493          4.28%
2012(u)  Lowest contract charge 1.30%
          Service Class 2(a)              $12.23            --                 --            --        4.80%
         Highest contract charge 1.70%
          Service Class 2(a)              $12.07            --                 --            --        4.50%
         All contract charges                 --           499            $ 6,081          7.15%
2012(v)  Lowest contract charge 1.30%
          Service Class 2                 $12.23            --                 --            --        8.81%
         Highest contract charge 1.70%
          Service Class 2                 $12.07            --                 --            --        8.35%
         All contract charges                 --         2,015            $24,501          3.66%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
   2016  Lowest contract charge 1.10%
          Class I Shares                  $10.18            --                 --            --        8.07%
         Highest contract charge 1.70%
          Class I Shares                  $10.36            --                 --            --        7.47%
         All contract charges                 --           274            $ 2,852          2.29%
   2015  Lowest contract charge 1.10%
          Class I Shares(l)               $ 9.42            --                 --            --       (5.23)%
         Highest contract charge 1.70%
          Class I Shares                  $ 9.64            --                 --            --       (4.84)%
         All contract charges                 --           235            $ 2,284          2.74%
   2014  Lowest contract charge 1.20%
          Class I Shares(f)               $10.16            --                 --            --        2.11%
         Highest contract charge 1.70%
          Class I Shares(f)               $10.13            --                 --            --        1.81%
         All contract charges                 --            54            $   558          1.33%
FIRST TRUST/DOW JONES DIVIDEND &
INCOME ALLOCATION PORTFOLIO
   2016  Lowest contract charge 1.10%
          Class I Shares                  $10.80            --                 --            --       10.43%
         Highest contract charge 1.70%
          Class I Shares                  $13.37            --                 --            --        9.86%
         All contract charges                 --         2,929            $38,062          1.13%
   2015  Lowest contract charge 1.10%
          Class I Shares(l)               $ 9.78            --                 --            --       (1.91)%
         Highest contract charge 1.70%
          Class I Shares                  $12.17            --                 --            --       (1.62)%
         All contract charges                 --         1,665            $19,927          2.64%
   2014  Lowest contract charge 1.20%
          Class I Shares                  $11.01            --                 --            --        8.69%
         Highest contract charge 1.70%
          Class I Shares                  $12.37            --                 --            --        8.13%
         All contract charges                 --           795            $ 9,688          0.96%
   2013  Lowest contract charge 1.20%
          Class I Shares(d)               $10.13            --                 --            --        1.10%
         Highest contract charge 1.70%
          Class I Shares                  $11.44            --                 --            --       10.85%
         All contract charges                 --           324            $ 3,696          1.72%
   2012  Lowest contract charge 1.30%
          Class I Shares(a)               $10.35            --                 --            --        3.50%
         Highest contract charge 1.70%
          Class I Shares(a)               $10.32            --                 --            --        3.30%
         All contract charges                 --            55            $   575          2.79%
FRANKLIN FOUNDING FUNDS ALLOCATION VIP
FUND
   2016  Lowest contract charge 0.65%
          Class 2                         $14.87            --                 --            --       12.40%
         Highest contract charge 1.70%
          Class 2                         $14.65            --                 --            --       11.32%
         All contract charges                 --         1,369            $18,653          3.98%
   2015  Lowest contract charge 0.65%
          Class 2                         $13.23            --                 --            --       (6.83)%
         Highest contract charge 1.70%
          Class 2                         $13.16            --                 --            --       (7.84)%
         All contract charges                 --         1,405            $17,143          2.85%

                                    FSA-244

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND (CONTINUED)
   2014     Lowest contract charge 0.65% Class 2           $14.20            --                 --             --       2.23%
            Highest contract charge 1.70% Class 2          $14.28            --                 --             --       1.13%
            All contract charges                               --         1,440            $19,384           2.72%
2013(w)     Lowest contract charge 1.20% Class 2(d)        $10.23            --                 --             --       1.49%
            Highest contract charge 1.70% Class 2          $14.12            --                 --             --      21.62%
            All contract charges                               --           641            $ 9,134          11.93%
2012(u)     Lowest contract charge 1.30% Class 2(a)        $11.75            --                 --             --       6.92%
            Highest contract charge 1.65% Class 2(a)       $11.62            --                 --             --       6.61%
            All contract charges                               --            27            $   321           0.00%
2012(v)     Lowest contract charge 1.30% Class 2           $11.75            --                 --             --      13.86%
            Highest contract charge 1.70% Class 2          $11.61            --                 --             --      13.38%
            All contract charges                               --           158            $ 1,847           2.77%
FRANKLIN INCOME VIP FUND
   2016     Lowest contract charge 0.65% Class 2           $14.18            --                 --             --      13.26%
            Highest contract charge 1.70% Class 2          $14.24            --                 --             --      12.13%
            All contract charges                               --         6,365            $82,729           4.86%
   2015     Lowest contract charge 0.65% Class 2           $12.52            --                 --             --      (7.60)%
            Highest contract charge 1.70% Class 2          $12.70            --                 --             --      (8.63)%
            All contract charges                               --         6,154            $72,293           4.74%
   2014     Lowest contract charge 0.65% Class 2           $13.55            --                 --             --       3.91%
            Highest contract charge 1.70% Class 2          $13.90            --                 --             --       2.81%
            All contract charges                               --         5,180            $66,764           4.72%
2013(w)     Lowest contract charge 1.30% Class 2           $13.04            --                 --             --      13.19%
            Highest contract charge 1.70% Class 2          $13.52            --                 --             --      12.01%
            All contract charges                               --         2,211            $29,986           5.98%
2012(u)     Lowest contract charge 1.30% Class 2(a)        $12.22            --                 --             --       6.26%
            Highest contract charge 1.70% Class 2(a)       $12.07            --                 --             --       5.88%
            All contract charges                               --           322            $ 3,901           0.53%
2012(v)     Lowest contract charge 1.30% Class 2           $12.22            --                 --             --      11.19%
            Highest contract charge 1.70% Class 2          $12.07            --                 --             --      10.73%
            All contract charges                               --           796            $ 9,655           6.60%
FRANKLIN MUTUAL SHARES VIP FUND
   2016     Lowest contract charge 1.10% Class 2           $10.36            --                 --             --      14.86%
            Highest contract charge 1.70% Class 2          $16.54            --                 --             --      14.07%
            All contract charges                               --           858            $13,696           2.06%
   2015     Lowest contract charge 1.10% Class 2(l)        $ 9.02            --                 --             --      (9.71)%
            Highest contract charge 1.70% Class 2          $14.50            --                 --             --      (6.51)%
            All contract charges                               --           898            $12,751           3.14%
   2014     Lowest contract charge 1.20% Class 2           $10.92            --                 --             --       5.81%
            Highest contract charge 1.70% Class 2          $15.51            --                 --             --       5.30%
            All contract charges                               --           869            $13,443           2.07%
2013(w)     Lowest contract charge 1.20% Class 2(d)        $10.32            --                 --             --       2.18%
            Highest contract charge 1.70% Class 2          $14.73            --                 --             --      26.11%
            All contract charges                               --           730            $10,864           2.26%
2012(u)     Lowest contract charge 1.30% Class 2(a)        $11.83            --                 --             --       5.06%
            Highest contract charge 1.65% Class 2(a)       $11.70            --                 --             --       4.74%
            All contract charges                               --            74            $   870           2.03%
2012(v)     Lowest contract charge 1.30% Class 2           $11.83            --                 --             --      12.77%
            Highest contract charge 1.70% Class 2          $11.68            --                 --             --      12.31%
            All contract charges                               --           594            $ 6,988           2.13%
FRANKLIN RISING DIVIDENDS VIP FUND
   2016     Lowest contract charge 0.30% Class 2           $12.44            --                 --             --      15.72%
            Highest contract charge 1.70% Class 2          $13.77            --                 --             --      14.08%
            All contract charges                               --         4,789            $64,083           1.34%
   2015     Lowest contract charge 0.30% Class 2           $10.75            --                 --             --      (3.93)%
            Highest contract charge 1.70% Class 2          $12.07            --                 --             --      (5.26)%
            All contract charges                               --         3,813            $44,928           1.44%

                                    FSA-245

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                          ---------- ----------------- ----------------- ------------- --------
FRANKLIN RISING DIVIDENDS VIP FUND (CONTINUED)
   2014  Lowest contract charge 0.30% Class 2               $11.19            --                 --            --         8.43%
         Highest contract charge 1.70% Class 2              $12.74            --                 --            --         6.88%
         All contract charges                                   --         3,177            $39,577          1.29%
   2013  Lowest contract charge 1.20% Class 2(d)            $10.31            --                 --            --         1.78%
         Highest contract charge 1.70% Class 2(b)           $11.92            --                 --            --        18.61%
         All contract charges                                   --         1,457            $17,336          0.56%
FRANKLIN STRATEGIC INCOME VIP FUND
   2016  Lowest contract charge 0.65% Class 2               $12.06            --                 --            --         7.30%
         Highest contract charge 1.70% Class 2              $12.61            --                 --            --         6.14%
         All contract charges                                   --         4,605            $59,238          3.41%
   2015  Lowest contract charge 0.65% Class 2               $11.24            --                 --            --        (4.50)%
         Highest contract charge 1.70% Class 2              $11.88            --                 --            --        (5.49)%
         All contract charges                                   --         4,649            $56,137          6.46%
   2014  Lowest contract charge 1.30% Class 2               $12.84            --                 --            --         0.55%
         Highest contract charge 1.70% Class 2              $12.57            --                 --            --         0.16%
         All contract charges                                   --         4,121            $52,504          5.75%
2013(w)  Lowest contract charge 1.30% Class 2               $12.77            --                 --            --         2.00%
         Highest contract charge 1.70% Class 2              $12.55            --                 --            --         1.54%
         All contract charges                                   --         2,705            $34,333          6.10%
2012(u)  Lowest contract charge 1.30% Class 2(a)            $12.52            --                 --            --         5.65%
         Highest contract charge 1.70% Class 2(a)           $12.36            --                 --            --         5.37%
         All contract charges                                   --           384            $ 4,770          1.55%
2012(v)  Lowest contract charge 0.65% Class 2               $11.33            --                 --            --        11.96%
         Highest contract charge 1.70% Class 2              $12.36            --                 --            --        10.85%
         All contract charges                                   --         1,359            $16,935          7.04%
GOLDMAN SACHS VIT MID CAP VALUE FUND
   2016  Lowest contract charge 0.65% Service Shares        $17.23            --                 --            --        12.54%
         Highest contract charge 1.70% Service Shares       $19.68            --                 --            --        11.38%
         All contract charges                                   --         1,568            $31,462          1.14%
   2015  Lowest contract charge 0.65% Service Shares        $15.31            --                 --            --       (10.10)%
         Highest contract charge 1.70% Service Shares       $17.67            --                 --            --       (11.07)%
         All contract charges                                   --         1,675            $30,099          0.12%
   2014  Lowest contract charge 0.65% Service Shares        $17.03            --                 --            --        12.56%
         Highest contract charge 1.70% Service Shares       $19.87            --                 --            --        11.38%
         All contract charges                                   --         1,494            $30,097          0.90%
2013(w)  Lowest contract charge 0.65% Service Shares        $15.13            --                 --            --        31.68%
         Highest contract charge 1.70% Service Shares       $17.84            --                 --            --        30.31%
         All contract charges                                   --         1,090            $19,669          0.74%
2012(u)  Lowest contract charge 1.30% Service Shares(a)     $13.87            --                 --            --         4.68%
         Highest contract charge 1.70% Service Shares(a)    $13.69            --                 --            --         4.42%
         All contract charges                                   --           131            $ 1,798          2.06%
2012(v)  Lowest contract charge 0.65% Service Shares        $11.49            --                 --            --        17.36%
         Highest contract charge 1.70% Service Shares       $13.69            --                 --            --        16.12%
         All contract charges                                   --           597            $ 8,245          0.98%
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND
   2016  Lowest contract charge 0.30% Common Shares(d)      $ 9.72            --                 --            --       (15.03)%
         Highest contract charge 1.70% Common Shares        $ 7.04            --                 --            --       (16.19)%
         All contract charges                                   --           292            $ 2,432          3.96%
   2015  Lowest contract charge 1.10% Common Shares(l)      $ 9.28            --                 --            --        (5.50)%
         Highest contract charge 1.70% Common Shares        $ 8.40            --                 --            --        (3.23)%
         All contract charges                                   --           206            $ 2,030          2.39%
   2014  Lowest contract charge 1.20% Common Shares         $11.53            --                 --            --        10.65%
         Highest contract charge 1.70% Common Shares        $ 8.68            --                 --            --        10.15%
         All contract charges                                   --           122            $ 1,204          0.00%
2013(w)  Lowest contract charge 1.20% Common Shares(d)      $10.42            --                 --            --         3.17%
         Highest contract charge 1.70% Common Shares        $ 7.88            --                 --            --         0.90%
         All contract charges                                   --            75            $   604          0.00%

                                    FSA-246

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                      ---------- ----------------- ----------------- ------------- --------
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND (CONTINUED)
2012(v)  Lowest contract charge 1.30% Common Shares     $ 7.87            --                 --            --       (12.36)%
         Highest contract charge 1.70% Common Shares    $ 7.81            --                 --            --       (12.74)%
         All contract charges                               --            83            $   646          0.00%
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND
   2016  Lowest contract charge 1.30% Common Shares     $ 9.63            --                 --            --        (1.83)%
         Highest contract charge 1.70% Common Shares    $ 9.41            --                 --            --        (2.18)%
         All contract charges                               --            92            $   882          0.10%
   2015  Lowest contract charge 1.30% Common Shares     $ 9.81            --                 --            --         0.51%
         Highest contract charge 1.70% Common Shares    $ 9.62            --                 --            --         0.21%
         All contract charges                               --            93            $   901          0.66%
   2014  Lowest contract charge 1.30% Common Shares     $ 9.76            --                 --            --         3.28%
         Highest contract charge 1.70% Common Shares    $ 9.60            --                 --            --         2.78%
         All contract charges                               --            84            $   814          0.00%
2013(w)  Lowest contract charge 1.30% Common Shares     $ 9.45            --                 --            --         0.43%
         Highest contract charge 1.70% Common Shares    $ 9.34            --                 --            --         0.00%
         All contract charges                               --            81            $   768          0.00%
2012(v)  Lowest contract charge 1.30% Common Shares     $ 9.41            --                 --            --         0.11%
         Highest contract charge 1.70% Common Shares    $ 9.34            --                 --            --        (0.11)%
         All contract charges                               --            60            $   565          0.58%
HARTFORD CAPITAL APPRECIATION HLS FUND
   2016  Lowest contract charge 0.30% Class IC          $10.70            --                 --            --         4.70%
         Highest contract charge 1.70% Class IC         $10.32            --                 --            --         3.30%
         All contract charges                               --         1,214            $12,577          0.74%
   2015  Lowest contract charge 0.30% Class IC(f)       $10.22            --                 --            --         0.20%
         Highest contract charge 1.70% Class IC         $ 9.99            --                 --            --        (1.19)%
         All contract charges                               --           977            $ 9,786          0.97%
   2014  Lowest contract charge 1.20% Class IC(f)       $10.14            --                 --            --         1.91%
         Highest contract charge 1.70% Class IC(f)      $10.11            --                 --            --         1.61%
         All contract charges                               --           171            $ 1,727          1.82
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   2016  Lowest contract charge 0.30% Class IC          $11.88            --                 --            --        (1.33)%
         Highest contract charge 1.70% Class IC         $11.46            --                 --            --        (2.63)%
         All contract charges                               --         2,249            $25,515          0.26%
   2015  Lowest contract charge 0.30% Class IC(f)       $12.04            --                 --            --        10.87%
         Highest contract charge 1.70% Class IC         $11.77            --                 --            --         9.29%
         All contract charges                               --         1,740            $20,369          0.00%
   2014  Lowest contract charge 1.20% Class IC(f)       $10.80            --                 --            --         8.22%
         Highest contract charge 1.70% Class IC(f)      $10.77            --                 --            --         7.92%
         All contract charges                               --           149            $ 1,604          0.06%
INVESCO V.I. AMERICAN FRANCHISE FUND
   2016  Lowest contract charge 1.30% Series II         $21.07            --                 --            --         0.67%
         Highest contract charge 1.70% Series II        $20.47            --                 --            --         0.29%
         All contract charges                               --            22            $   461          0.00%
   2015  Lowest contract charge 1.30% Series II         $20.93            --                 --            --         3.41%
         Highest contract charge 1.70% Series II        $20.41            --                 --            --         2.98%
         All contract charges                               --            42            $   869          0.00%
   2014  Lowest contract charge 1.30% Series II         $20.24            --                 --            --         6.75%
         Highest contract charge 1.70% Series II        $19.82            --                 --            --         6.33%
         All contract charges                               --            23            $   441          0.00%
2013(w)  Lowest contract charge 1.30% Series II         $18.96            --                 --            --        37.99%
         Highest contract charge 1.70% Series II        $18.64            --                 --            --        37.36%
         All contract charges                               --            54            $ 1,013          0.19%
2012(v)  Lowest contract charge 1.30% Series II         $13.74            --                 --            --        (2.90)%
         Highest contract charge 1.70% Series II        $13.57            --                 --            --        (3.07)%
         All contract charges                               --            28            $   367          0.00%

                                    FSA-247

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                                UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                     ---------- ----------------- ----------------- ------------- --------
INVESCO V.I. BALANCED-RISK ALLOCATION FUND
   2016  Lowest contract charge 1.10% Series II        $10.04            --                 --            --        10.21%
         Highest contract charge 1.25% Series II       $10.65            --                 --            --        10.13%
         All contract charges                              --           852            $ 8,910          0.21%
   2015  Lowest contract charge 1.10% Series II(l)     $ 9.11            --                 --            --        (7.14)%
         Highest contract charge 1.25% Series II       $ 9.67            --                 --            --        (5.66)%
         All contract charges                              --           492            $ 4,743          4.19%
   2014  Lowest contract charge 1.20% Series II        $10.25            --                 --            --         4.38%
         Highest contract charge 1.25% Series II       $10.25            --                 --            --         4.38%
         All contract charges                              --           285            $ 2,918          0.00%
   2013  Lowest contract charge 1.20% Series II(d)     $ 9.82            --                 --            --        (0.61)%
         Highest contract charge 1.25% Series II(d)    $ 9.82            --                 --            --        (0.61)%
         All contract charges                              --            46            $   448          0.00%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
   2016  Lowest contract charge 0.65% Series II(d)     $20.01            --                 --            --        13.76%
         Highest contract charge 1.70% Series II       $17.31            --                 --            --        12.62%
         All contract charges                              --         3,584            $68,919          1.28%
   2015  Lowest contract charge 1.30% Series II        $17.67            --                 --            --         0.51%
         Highest contract charge 1.70% Series II       $15.37            --                 --            --         0.07%
         All contract charges                              --         2,212             37,467          1.79%
   2014  Lowest contract charge 1.30% Series II        $17.58            --                 --            --        11.05%
         Highest contract charge 1.70% Series II       $15.36            --                 --            --        10.66%
         All contract charges                              --           965             16,416          1.62%
2013(w)  Lowest contract charge 1.30% Series II        $15.83            --                 --            --        29.12%
         Highest contract charge 1.70% Series II       $13.88            --                 --            --        28.52%
         All contract charges                              --           674             10,334          2.45%
2012(u)  Lowest contract charge 1.30% Series II(a)     $12.26            --                 --            --         6.52%
         Highest contract charge 1.65% Series II(a)    $10.80            --                 --            --         6.19%
         All contract charges                              --            79                907          1.88%
2012(v)  Lowest contract charge 1.30% Series II        $12.26            --                 --            --        16.76%
         Highest contract charge 1.70% Series II       $12.11            --                 --            --        16.33%
         All contract charges                              --           179              2,187          2.07%
INVESCO V.I. EQUITY AND INCOME FUND
   2016  Lowest contract charge 1.30 % Series II       $10.85            --                 --            --        13.38%
         Highest contract charge 1.70% Series II       $10.76            --                 --            --        12.91%
         All contract charges                              --           866            $ 9,383          1.84%
   2015  Lowest contract charge 1.30 % Series II(h)    $ 9.57            --                 --            --        (4.49)%
         Highest contract charge 1.70% Series II(h)    $ 9.53            --                 --            --        (4.89)%
         All contract charges                              --           462            $ 4,421          3.43%
INVESCO V.I. GLOBAL HEALTH CARE FUND
   2016  Lowest contract charge 0.30% Series II        $11.42            --                 --            --       (11.95)%
         Highest contract charge 1.25% Series II       $11.08            --                 --            --       (12.82)%
         All contract charges                              --           337            $ 3,381          0.00%
   2015  Lowest contract charge 0.30% Series II(d)     $12.97            --                 --            --         2.53%
         Highest contract charge 1.25% Series II       $12.71            --                 --            --         1.60%
         All contract charges                              --           290            $ 3,491          0.00%
   2014  Lowest contract charge 1.20% Series II        $12.51            --                 --            --        17.91%
         Highest contract charge 1.25% Series II       $12.51            --                 --            --        17.91%
         All contract charges                              --            83            $ 1,035          0.00%
   2013  Lowest contract charge 1.20% Series II(d)     $10.61            --                 --            --         4.53%
         Highest contract charge 1.25% Series II(d)    $10.61            --                 --            --         4.53%
         All contract charges                              --            --            $     2          0.00%
INVESCO V.I. GLOBAL REAL ESTATE FUND
   2016  Lowest contract charge 0.30% Series II        $10.82            --                 --            --         1.60%
         Highest contract charge 1.70% Series II       $14.85            --                 --            --         0.13%
         All contract charges                              --         5,207            $74,983          1.42%

                                    FSA-248

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------
                                                                UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                     ---------- ----------------- ----------------- ------------- --------
INVESCO V.I. GLOBAL REAL ESTATE FUND (CONTINUED)
   2015  Lowest contract charge 0.30% Series II(d)     $10.65            --                 --            --       (2.11)%
         Highest contract charge 1.70% Series II       $14.83            --                 --            --       (3.45)%
         All contract charges                              --         5,226            $75,807          3.43%
   2014  Lowest contract charge 0.65% Series II        $13.21            --                 --            --       13.59%
         Highest contract charge 1.70% Series II       $15.36            --                 --            --       12.45%
         All contract charges                              --         4,488            $68,108          1.53%
2013(w)  Lowest contract charge 0.65% Series II        $11.63            --                 --            --        1.84%
         Highest contract charge 1.70% Series II       $13.66            --                 --            --        0.66%
         All contract charges                              --         3,351            $46,150          4.09%
2012(u)  Lowest contract charge 1.30% Series II(a)     $13.74            --                 --            --       10.54%
         Highest contract charge 1.70% Series II(a)    $13.57            --                 --            --       10.24%
         All contract charges                              --           424            $ 5,805          0.53%
2012(v)  Lowest contract charge 0.65% Series II        $11.42            --                 --            --       27.03%
         Highest contract charge 1.70% Series II       $13.57            --                 --            --       25.65%
         All contract charges                              --         1,829            $25,035          0.48%
INVESCO V.I. HIGH YIELD FUND
   2016  Lowest contract charge 0.30% Series II        $10.91            --                 --            --       10.54%
         Highest contract charge 1.70% Series II       $12.04            --                 --            --        8.96%
         All contract charges                              --         3,324            $38,848          4.14%
   2015  Lowest contract charge 0.30% Series II        $ 9.87            --                 --            --       (3.71)%
         Highest contract charge 1.70% Series II       $11.05            --                 --            --       (4.99)%
         All contract charges                              --         2,968            $31,929          5.68%
   2014  Lowest contract charge 0.30% Series II        $10.25            --                 --            --        1.28%
         Highest contract charge 1.70% Series II       $11.63            --                 --            --       (0.17)%
         All contract charges                              --         2,245            $25,344          5.18%
2013(w)  Lowest contract charge 0.65% Series II        $12.31            --                 --            --        6.12%
         Highest contract charge 1.70% Series II       $11.65            --                 --            --        4.95%
         All contract charges                              --         1,141            $13,370          5.59%
2012(u)  Lowest contract charge 1.30% Series II(a)     $11.19            --                 --            --        7.80%
         Highest contract charge 1.70% Series II(a)    $11.10            --                 --            --        7.45%
         All contract charges                              --           254            $ 2,826          6.30%
2012(v)  Lowest contract charge 0.65% Series II        $11.60            --                 --            --       16.12%
         Highest contract charge 1.70% Series II       $11.10            --                 --            --       14.91%
         All contract charges                              --           402            $ 4,476          5.97%
INVESCO V.I. INTERNATIONAL GROWTH FUND
   2016  Lowest contract charge 0.30% Series II        $ 9.77            --                 --            --       (1.01)%
         Highest contract charge 1.70% Series II       $12.61            --                 --            --       (2.32)%
         All contract charges                              --         3,542            $43,251          1.19%
   2015  Lowest contract charge 0.30% Series II        $ 9.87            --                 --            --       (2.95)%
         Highest contract charge 1.70% Series II       $12.91            --                 --            --       (4.30)%
         All contract charges                              --         3,333            $42,225          1.35%
   2014  Lowest contract charge 0.30% Series II        $10.17            --                 --            --       (0.20)%
         Highest contract charge 1.70% Series II       $13.49            --                 --            --       (1.60)%
         All contract charges                              --         2,657            $35,667          1.51%
2013(w)  Lowest contract charge 0.65% Series II        $12.41            --                 --            --       17.97%
         Highest contract charge 1.70% Series II       $13.71            --                 --            --       16.68%
         All contract charges                              --         1,890            $26,203          1.12%
2012(u)  Lowest contract charge 1.30% Series II(a)     $11.90            --                 --            --        4.11%
         Highest contract charge 1.70% Series II(a)    $11.75            --                 --            --        3.80%
         All contract charges                              --           256            $ 3,037          1.55%
2012(v)  Lowest contract charge 0.65% Series II        $10.52            --                 --            --       14.47%
         Highest contract charge 1.70% Series II       $11.75            --                 --            --       13.31%
         All contract charges                              --         1,048            $12,413          1.38%
INVESCO V.I. MID CAP CORE EQUITY FUND
   2016  Lowest contract charge 1.30% Series II        $16.17            --                 --            --       11.67%
         Highest contract charge 1.70% Series II       $15.71            --                 --            --       11.26%
         All contract charges                              --           725            $11,669          0.00%

                                    FSA-249

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
INVESCO V.I. MID CAP CORE EQUITY FUND (CONTINUED)
   2015  Lowest contract charge 1.30% Series II            $14.48            --                 --            --        (5.48)%
         Highest contract charge 1.70% Series II           $14.12            --                 --            --        (5.93)%
         All contract charges                                  --           695            $10,011          0.11%
   2014  Lowest contract charge 1.30% Series II            $15.32            --                 --            --         2.75%
         Highest contract charge 1.70% Series II           $15.01            --                 --            --         2.39%
         All contract charges                                  --           611            $ 9,314          0.00%
2013(w)  Lowest contract charge 1.30% Series II            $14.91            --                 --            --        26.79%
         Highest contract charge 1.70% Series II           $14.66            --                 --            --        26.27%
         All contract charges                                  --           466            $ 6,922          0.56%
2012(u)  Lowest contract charge 1.30% Series II(a)         $11.76            --                 --            --         0.09%
         Highest contract charge 1.70% Series II(a)        $11.61            --                 --            --        (0.17)%
         All contract charges                                  --            60            $   694          0.00%
2012(v)  Lowest contract charge 1.30% Series II            $11.76            --                 --            --         9.19%
         Highest contract charge 1.70% Series II           $11.61            --                 --            --         8.81%
         All contract charges                                  --           278            $ 3,257          0.00%
INVESCO V.I. SMALL CAP EQUITY FUND
   2016  Lowest contract charge 1.10% Series II            $ 9.87            --                 --            --        10.65%
         Highest contract charge 1.70% Series II           $20.13            --                 --            --         9.94%
         All contract charges                                  --           879            $15,414          0.00%
   2015  Lowest contract charge 1.10% Series II(l)         $ 8.92            --                 --            --       (10.62)%
         Highest contract charge 1.70% Series II           $18.31            --                 --            --        (7.34)%
         All contract charges                                  --           712            $11,807          0.00%
   2014  Lowest contract charge 1.20% Series II            $10.60            --                 --            --         0.86%
         Highest contract charge 1.70% Series II           $19.76            --                 --            --         0.36%
         All contract charges                                  --           452            $ 8,456          0.00%
2013(w)  Lowest contract charge 1.25% Series II(d)         $10.51            --                 --            --         5.10%
         Highest contract charge 1.70% Series II           $19.69            --                 --            --        34.77%
         All contract charges                                  --           324            $ 6,436          0.00%
2012(u)  Lowest contract charge 1.30% Series II(a)         $14.80            --                 --            --         1.93%
         Highest contract charge 1.70% Series II(a)        $14.61            --                 --            --         1.60%
         All contract charges                                  --            35            $   510          0.00%
2012(v)  Lowest contract charge 1.30% Series II            $14.80            --                 --            --        12.21%
         Highest contract charge 1.70% Series II           $14.61            --                 --            --        11.70%
         All contract charges                                  --           220            $ 3,223          0.00%
IVY VIP ASSET STRATEGY
   2016  Lowest contract charge 0.30% Common Shares        $ 8.83            --                 --            --        (2.86)%
         Highest contract charge 1.70% Common Shares       $10.40            --                 --            --        (4.24)%
         All contract charges                                  --         3,505            $35,326          0.59%
   2015  Lowest contract charge 0.30% Common Shares        $ 9.09            --                 --            --        (8.64)%
         Highest contract charge 1.70% Common Shares       $10.86            --                 --            --        (9.88)%
         All contract charges                                  --         4,224            $44,441          0.37%
   2014  Lowest contract charge 0.30% Common Shares        $ 9.95            --                 --            --        (5.60)%
         Highest contract charge 1.70% Common Shares       $12.05            --                 --            --        (6.88)%
         All contract charges                                  --         4,546            $53,506          0.48%
2013(w)  Lowest contract charge 1.20% Common Shares(d)     $10.52            --                 --            --         4.26%
         Highest contract charge 1.70% Common Shares       $12.94            --                 --            --        23.00%
         All contract charges                                  --         3,070            $39,895          1.31%
2012(u)  Lowest contract charge 1.30% Common Shares(a)     $10.60            --                 --            --         2.51%
         Highest contract charge 1.70% Common Shares(a)    $10.52            --                 --            --         2.33%
         All contract charges                                  --           430            $ 4,541          0.05%
2012(v)  Lowest contract charge 1.30% Common Shares        $10.60            --                 --            --        17.52%
         Highest contract charge 1.70% Common Shares       $10.52            --                 --            --        17.15%
         All contract charges                                  --         1,025            $10,831          1.15%
IVY VIP DIVIDEND OPPORTUNITIES
   2016  Lowest contract charge 0.65% Common Shares        $16.26            --                 --            --         6.21%
         Highest contract charge 1.70% Common Shares       $16.85            --                 --            --         5.12%
         All contract charges                                  --           895            $15,365          1.24%

                                    FSA-250

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
IVY VIP DIVIDEND OPPORTUNITIES (CONTINUED)
   2015  Lowest contract charge 0.65% Common Shares        $15.31            --                 --            --        (2.67)%
         Highest contract charge 1.70% Common Shares       $16.03            --                 --            --        (3.67)%
         All contract charges                                  --           991           $ 16,126          1.30%
   2014  Lowest contract charge 0.65% Common Shares        $15.73            --                 --            --         9.16%
         Highest contract charge 1.70% Common Shares       $16.64            --                 --            --         7.91%
         All contract charges                                  --           967           $ 16,300          1.14%
2013(w)  Lowest contract charge 0.65% Common Shares        $14.41            --                 --            --        28.78%
         Highest contract charge 1.70% Common Shares       $15.42            --                 --            --        27.44%
         All contract charges                                  --           887           $ 13,810          1.56%
2012(u)  Lowest contract charge 1.30% Common Shares(a)     $12.25            --                 --            --         0.74%
         Highest contract charge 1.70% Common Shares(a)    $12.10            --                 --            --         0.50%
         All contract charges                                  --            79           $    976          0.02%
2012(v)  Lowest contract charge 1.30% Common Shares        $11.19            --                 --            --        12.35%
         Highest contract charge 1.70% Common Shares       $12.10            --                 --            --        11.21%
         All contract charges                                  --           737           $  8,977          1.10%
IVY VIP ENERGY
   2016  Lowest contract charge 0.65% Common Shares        $11.79            --                 --            --        33.67%
         Highest contract charge 1.70% Common Shares       $12.31            --                 --            --        32.22%
         All contract charges                                  --         3,596           $ 42,229          0.14%
   2015  Lowest contract charge 0.65% Common Shares        $ 8.82            --                 --            --       (22.63)%
         Highest contract charge 1.70% Common Shares       $ 9.31            --                 --            --       (23.44)%
         All contract charges                                  --         3,236           $ 28,438          0.06%
   2014  Lowest contract charge 0.65% Common Shares        $11.40            --                 --            --       (11.15)%
         Highest contract charge 1.70% Common Shares       $12.16            --                 --            --       (12.08)%
         All contract charges                                  --         2,545           $ 29,366          0.00%
2013(w)  Lowest contract charge 0.65% Common Shares        $12.83            --                 --            --        26.90%
         Highest contract charge 1.70% Common Shares       $13.83            --                 --            --        25.50%
         All contract charges                                  --         1,483           $ 20,610          0.00%
2012(u)  Lowest contract charge 1.30% Common Shares(a)     $11.16            --                 --            --        (4.04)%
         Highest contract charge 1.70% Common Shares(a)    $11.02            --                 --            --        (4.26)%
         All contract charges                                  --           146           $  1,627          0.00%
2012(v)  Lowest contract charge 0.65% Common Shares        $10.11            --                 --            --         0.70%
         Highest contract charge 1.70% Common Shares       $11.02            --                 --            --        (0.36)%
         All contract charges                                  --           885           $  9,829          0.00%
IVY VIP GLOBAL NATURAL RESOURCES
   2016  Lowest contract charge 0.65% Common Shares        $ 7.72            --                 --            --        22.93%
         Highest contract charge 1.70% Common Shares       $ 7.74            --                 --            --        21.70%
         All contract charges                                  --         1,403           $ 11,070          0.70%
   2015  Lowest contract charge 0.65% Common Shares        $ 6.28            --                 --            --       (22.85)%
         Highest contract charge 1.70% Common Shares       $ 6.36            --                 --            --       (23.74)%
         All contract charges                                  --         1,409           $  9,113          0.10%
   2014  Lowest contract charge 0.65% Common Shares        $ 8.14            --                 --            --       (13.68)%
         Highest contract charge 1.70% Common Shares       $ 8.34            --                 --            --       (14.46)%
         All contract charges                                  --         1,383           $ 11,703          0.00%
2013(w)  Lowest contract charge 0.65% Common Shares        $ 9.43            --                 --            --         7.16%
         Highest contract charge 1.70% Common Shares       $ 9.75            --                 --            --         5.86%
         All contract charges                                  --         1,265           $ 12,480          0.00%
2012(u)  Lowest contract charge 1.30% Common Shares(a)     $ 9.32            --                 --            --        (2.71)%
         Highest contract charge 1.70% Common Shares(a)    $ 9.21            --                 --            --        (2.95)%
         All contract charges                                  --           125           $  1,163          0.00%
2012(v)  Lowest contract charge 0.65% Common Shares        $ 8.80            --                 --            --         1.27%
         Highest contract charge 1.70% Common Shares       $ 9.21            --                 --            --         0.22%
         All contract charges                                  --           915           $  8,490          0.00%
IVY VIP HIGH INCOME
   2016  Lowest contract charge 0.65% Common Shares        $14.81            --                 --            --        15.43%
         Highest contract charge 1.70% Common Shares       $16.02            --                 --            --        14.27%
         All contract charges                                  --         7,514           $122,654          7.31%

                                    FSA-251

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
IVY VIP HIGH INCOME (CONTINUED)
   2015  Lowest contract charge 0.65% Common Shares        $12.83            --                 --            --        (7.16)%
         Highest contract charge 1.70% Common Shares       $14.02            --                 --            --        (8.13)%
         All contract charges                                  --         7,607           $108,371          6.07%
   2014  Lowest contract charge 0.65% Common Shares        $13.82            --                 --            --         1.25%
         Highest contract charge 1.70% Common Shares       $15.26            --                 --            --         0.20%
         All contract charges                                  --         7,208           $111,378          4.62%
2013(w)  Lowest contract charge 0.65% Common Shares        $13.65            --                 --            --         9.81%
         Highest contract charge 1.70% Common Shares       $15.23            --                 --            --         8.63%
         All contract charges                                  --         5,192           $ 79,871          4.69%
2012(u)  Lowest contract charge 1.30% Common Shares(a)     $14.20            --                 --            --         8.31%
         Highest contract charge 1.70% Common Shares(a)    $14.02            --                 --            --         8.01%
         All contract charges                                  --           750           $ 10,591          0.10%
2012(v)  Lowest contract charge 0.65% Common Shares        $12.43            --                 --            --        17.82%
         Highest contract charge 1.70% Common Shares       $14.02            --                 --            --        16.64%
         All contract charges                                  --         2,440           $ 34,450          6.65%
IVY VIP MICRO CAP GROWTH
   2016  Lowest contract charge 0.30% Common Shares        $10.86            --                 --            --        13.01%
         Highest contract charge 1.25% Common Shares       $10.53            --                 --            --        11.90%
         All contract charges                                  --           260           $  2,707          0.00%
   2015  Lowest contract charge 0.30% Common Shares        $ 9.61            --                 --            --        (9.43)%
         Highest contract charge 1.25% Common Shares       $ 9.41            --                 --            --       (10.30)%
         All contract charges                                  --           207           $  1,938          0.00%
   2014  Lowest contract charge 0.30% Common Shares        $10.61            --                 --            --        (2.03)%
         Highest contract charge 1.25% Common Shares       $10.49            --                 --            --        (3.05)%
         All contract charges                                  --           147           $  1,549          0.00%
   2013  Lowest contract charge 1.20% Common Shares(d)     $10.82            --                 --            --         8.09%
         Highest contract charge 1.25% Common Shares(d)    $10.82            --                 --            --         8.09%
         All contract charges                                  --             8           $     93          0.00%
IVY VIP MID CAP GROWTH
   2016  Lowest contract charge 1.30% Common Shares        $19.81            --                 --            --         4.76%
         Highest contract charge 1.70% Common Shares       $19.24            --                 --            --         4.28%
         All contract charges                                  --         2,262           $ 44,465          0.00%
   2015  Lowest contract charge 1.30% Common Shares        $18.91            --                 --            --        (7.03)%
         Highest contract charge 1.70% Common Shares       $18.45            --                 --            --        (7.38)%
         All contract charges                                  --         2,295           $ 43,085          0.00%
   2014  Lowest contract charge 1.30% Common Shares        $20.34            --                 --            --         6.49%
         Highest contract charge 1.70% Common Shares       $19.92            --                 --            --         6.07%
         All contract charges                                  --         2,021           $ 40,843          0.00%
2013(w)  Lowest contract charge 1.30% Common Shares        $19.10            --                 --            --        28.27%
         Highest contract charge 1.70% Common Shares       $18.78            --                 --            --        27.67%
         All contract charges                                  --         1,632           $ 31,006          0.00%
2012(u)  Lowest contract charge 1.30% Common Shares(a)     $14.89            --                 --            --         1.43%
         Highest contract charge 1.70% Common Shares(a)    $14.71            --                 --            --         1.24%
         All contract charges                                  --           218           $  3,233          0.00%
2012(v)  Lowest contract charge 1.30% Common Shares        $14.89            --                 --            --        12.04%
         Highest contract charge 1.70% Common Shares       $14.71            --                 --            --        11.69%
         All contract charges                                  --           989           $ 14,647          0.00%
IVY VIP SCIENCE AND TECHNOLOGY
   2016  Lowest contract charge 0.30% Common Shares        $11.02            --                 --            --         1.19%
         Highest contract charge 1.70% Common Shares       $20.29            --                 --            --        (0.20)%
         All contract charges                                  --         3,470           $ 62,467          0.00%
   2015  Lowest contract charge 0.30% Common Shares(d)     $10.89            --                 --            --        (3.11)%
         Highest contract charge 1.70% Common Shares       $20.33            --                 --            --        (4.51)%
         All contract charges                                  --         3,518           $ 64,427          0.00%
   2014  Lowest contract charge 0.65% Common Shares        $19.46            --                 --            --         2.26%
         Highest contract charge 1.70% Common Shares       $21.29            --                 --            --         1.14%
         All contract charges                                  --         2,617           $ 52,643          0.00%

                                    FSA-252

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                          ---------- ----------------- ----------------- ------------- --------
IVY VIP SCIENCE AND TECHNOLOGY (CONTINUED)
2013(w)  Lowest contract charge 0.65% Common Shares         $19.03            --                 --            --       55.35%
         Highest contract charge 1.70% Common Shares        $21.05            --                 --            --       53.76%
         All contract charges                                   --         1,768            $37,545          0.00%
2012(u)  Lowest contract charge 1.30% Common Shares(a)      $13.87            --                 --            --        9.38%
         Highest contract charge 1.70% Common Shares(a)     $13.69            --                 --            --        9.00%
         All contract charges                                   --           231            $ 3,202          0.00%
2012(v)  Lowest contract charge 1.30% Common Shares         $13.87            --                 --            --       26.21%
         Highest contract charge 1.70% Common Shares        $13.69            --                 --            --       25.60%
         All contract charges                                   --           759            $10,481          0.00%
IVY VIP SMALL CAP GROWTH
   2016  Lowest contract charge 1.30% Common Shares         $17.84            --                 --            --        1.59%
         Highest contract charge 1.70% Common Shares        $17.33            --                 --            --        1.17%
         All contract charges                                   --         1,306            $23,077          0.00%
   2015  Lowest contract charge 1.30% Common Shares         $17.56            --                 --            --        0.57%
         Highest contract charge 1.70% Common Shares        $17.13            --                 --            --        0.18%
         All contract charges                                   --         1,350            $23,522          0.00%
   2014  Lowest contract charge 1.30% Common Shares         $17.46            --                 --            --        0.23%
         Highest contract charge 1.70% Common Shares        $17.10            --                 --            --       (0.18)%
         All contract charges                                   --         1,013            $17,562          0.00%
2013(w)  Lowest contract charge 1.30% Common Shares         $17.42            --                 --            --       41.51%
         Highest contract charge 1.70% Common Shares        $17.13            --                 --            --       40.99%
         All contract charges                                   --           837            $14,507          0.00%
2012(u)  Lowest contract charge 1.30% Common Shares(a)      $12.31            --                 --            --       (8.88)%
         Highest contract charge 1.70% Common Shares(a)     $12.15            --                 --            --       (9.19)%
         All contract charges                                   --            99            $ 1,218          0.00%
2012(v)  Lowest contract charge 1.30% Common Shares         $12.31            --                 --            --        3.79%
         Highest contract charge 1.70% Common Shares        $12.15            --                 --            --        3.32%
         All contract charges                                   --           490            $ 6,003          0.00%
JANUS ASPEN SERIES BALANCED PORTFOLIO
   2016  Lowest contract charge 0.30% Service Shares        $11.56            --                 --            --        3.96%
         Highest contract charge 1.25% Service Shares       $11.22            --                 --            --        3.03%
         All contract charges                                   --         3,193            $34,954          2.12%
   2015  Lowest contract charge 0.30% Service Shares(d)     $11.12            --                 --            --        0.18%
         Highest contract charge 1.25% Service Shares       $10.89            --                 --            --       (0.82)%
         All contract charges                                   --         1,897            $20,363          1.59%
   2014  Lowest contract charge 1.20% Service Shares        $10.99            --                 --            --        7.01%
         Highest contract charge 1.25% Service Shares       $10.98            --                 --            --        6.91%
         All contract charges                                   --           398            $ 4,371          1.87%
   2013  Lowest contract charge 1.20% Service Shares(d)     $10.27            --                 --            --        2.09%
         Highest contract charge 1.25% Service Shares(d)    $10.27            --                 --            --        2.09%
         All contract charges                                   --             6            $    62          0.29%
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO
   2016  Lowest contract charge 0.30% Service Shares        $10.56            --                 --            --        1.93%
         Highest contract charge 1.25% Service Shares       $10.24            --                 --            --        0.89%
         All contract charges                                   --         2,221            $22,531          2.65%
   2015  Lowest contract charge 0.30% Service Shares(d)     $10.36            --                 --            --       (0.38)%
         Highest contract charge 1.25% Service Shares       $10.15            --                 --            --       (1.26)%
         All contract charges                                   --         1,050            $10,607          2.33%
   2014  Lowest contract charge 1.20% Service Shares        $10.29            --                 --            --        3.52%
         Highest contract charge 1.25% Service Shares       $10.28            --                 --            --        3.42%
         All contract charges                                   --           317            $ 3,256          4.01%
   2013  Lowest contract charge 1.20% Service Shares(d)     $ 9.94            --                 --            --       (0.50)%
         Highest contract charge 1.25% Service Shares(d)    $ 9.94            --                 --            --       (0.50)%
         All contract charges                                   --            12                116          0.73%

                                    FSA-253

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                          ---------- ----------------- ----------------- ------------- --------
JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO
   2016  Lowest contract charge 1.10% Service Shares        $11.02            --                 --            --         8.57%
         Highest contract charge 1.25% Service Shares       $13.14            --                 --            --         8.42%
         All contract charges                                   --           660            $ 8,176          1.68%
   2015  Lowest contract charge 1.10% Service Shares(l)     $10.15            --                 --            --         1.20%
         Highest contract charge 1.25% Service Shares       $12.12            --                 --            --         2.71%
         All contract charges                                   --           276            $ 3,265          1.78%
   2014  Lowest contract charge 1.20% Service Shares        $11.80            --                 --            --        16.26%
         Highest contract charge 1.25% Service Shares       $11.80            --                 --            --        16.26%
         All contract charges                                   --           127            $ 1,494          1.12%
   2013  Lowest contract charge 1.20% Service Shares(d)     $10.15            --                 --            --         0.30%
         Highest contract charge 1.25% Service Shares(d)    $10.15            --                 --            --         0.30%
         All contract charges                                   --             3            $    29          0.88%
JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION PORTFOLIO
   2016  Lowest contract charge 1.10% Class 2               $10.11            --                 --            --         4.66%
         Highest contract charge 1.25% Class 2              $10.09            --                 --            --         4.56%
         All contract charges                                   --         1,267            $12,783          3.49%
   2015  Lowest contract charge 1.10% Class 2(m)            $ 9.66            --                 --            --        (6.12)%
         Highest contract charge 1.25% Class 2(m)           $ 9.65            --                 --            --        (6.22)%
         All contract charges                                   --           759            $ 7,326          2.84%
JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO
   2016  Lowest contract charge 1.10% Class 2(m)            $10.31            --                 --            --         4.99%
         Highest contract charge 1.25% Class 2              $10.29            --                 --            --         4.89%
         All contract charges                                   --           953            $ 9,800          4.10%
   2015  Lowest contract charge 1.25% Class 2(m)            $ 9.81            --                 --            --        (4.01)%
         Highest contract charge 1.25% Class 2(m)           $ 9.81            --                 --            --        (4.01)%
         All contract charges                                   --           503            $ 4,937          4.79%
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
   2016  Lowest contract charge 0.30% Service Shares(d)     $ 8.75            --                 --            --        20.52%
         Highest contract charge 1.70% Service Shares       $10.11            --                 --            --        18.80%
         All contract charges                                   --         7,690            $77,785          1.08%
   2015  Lowest contract charge 0.65% Service Shares        $ 7.24            --                 --            --       (20.61)%
         Highest contract charge 1.70% Service Shares       $ 8.51            --                 --            --       (21.42)%
         All contract charges                                   --         7,566            $64,605          1.16%
   2014  Lowest contract charge 0.65% Service Shares        $ 9.12            --                 --            --        (5.30)%
         Highest contract charge 1.70% Service Shares       $10.83            --                 --            --        (6.23)%
         All contract charges                                   --         6,775            $73,877          1.79%
2013(w)  Lowest contract charge 0.65% Service Shares        $ 9.63            --                 --            --        (1.83)%
         Highest contract charge 1.70% Service Shares       $11.55            --                 --            --        (2.94)%
         All contract charges                                   --         5,679            $66,307          1.56%
2012(u)  Lowest contract charge 1.30% Service Shares(a)     $12.05            --                 --            --         5.98%
         Highest contract charge 1.70% Service Shares(a)    $11.90            --                 --            --         5.68%
         All contract charges                                   --           833            $ 9,997          3.48%
2012(v)  Lowest contract charge 0.65% Service Shares        $ 9.81            --                 --            --        21.26%
         Highest contract charge 1.70% Service Shares       $11.90            --                 --            --        19.96%
         All contract charges                                   --         3,427            $41,114          1.73%
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO
   2016  Lowest contract charge 0.30% VC Shares             $11.54            --                 --            --        11.82%
         Highest contract charge 1.70% VC Shares            $12.90            --                 --            --        10.26%
         All contract charges                                   --         7,498            $93,140          5.07%
   2015  Lowest contract charge 0.30% VC Shares             $10.32            --                 --            --        (1.81)%
         Highest contract charge 1.70% VC Shares            $11.70            --                 --            --        (3.23)%
         All contract charges                                   --         6,180            $70,167          5.61%
   2014  Lowest contract charge 0.30% VC Shares             $10.51            --                 --            --         3.96%
         Highest contract charge 1.70% VC Shares            $12.09            --                 --            --         2.54%
         All contract charges                                   --         2,769            $32,620          6.45%

                                    FSA-254

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------
                                                                      UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                           UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                           ---------- ----------------- ----------------- ------------- --------
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO (CONTINUED)
2013(w)    Lowest contract charge 1.20% VC Shares(d)         $10.09            --                 --             --       1.00%
           Highest contract charge 1.70% VC Shares           $11.79            --                 --             --       6.41%
           All contract charges                                  --         1,134           $ 13,390           8.34%
2012(u)    Lowest contract charge 1.30% VC Shares(a)         $11.17            --                 --             --       5.48%
           Highest contract charge 1.70% VC Shares(a)        $11.08            --                 --             --       5.12%
           All contract charges                                  --           126           $  1,400          12.49%
2012(v)    Lowest contract charge 1.30% VC Shares            $11.17            --                 --             --      11.03%
           Highest contract charge 1.70% VC Shares           $11.08            --                 --             --      10.58%
           All contract charges                                  --           211           $  2,337           7.35%
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO
   2016    Lowest contract charge 1.30% VC Shares            $14.82            --                 --             --      11.01%
           Highest contract charge 1.70% VC Shares           $14.47            --                 --             --      10.54%
           All contract charges                                  --           296           $  4,366           1.00%
   2015    Lowest contract charge 1.30% VC Shares            $13.35            --                 --             --      (2.20)%
           Highest contract charge 1.70% VC Shares           $13.09            --                 --             --      (2.60)%
           All contract charges                                  --           332           $  4,402           0.72%
   2014    Lowest contract charge 1.30% VC Shares            $13.65            --                 --             --       7.73%
           Highest contract charge 1.70% VC Shares           $13.44            --                 --             --       7.35%
           All contract charges                                  --           372           $  5,070           0.77%
2013(w)    Lowest contract charge 1.30% VC Shares            $12.67            --                 --             --      28.11%
           Highest contract charge 1.70% VC Shares           $12.52            --                 --             --      27.62%
           All contract charges                                  --           332           $  4,190           1.17%
2012(u)    Lowest contract charge 1.30% VC Shares(a)         $ 9.89            --                 --             --       0.71%
           Highest contract charge 1.70% VC Shares(a)        $ 9.81            --                 --             --       0.41%
           All contract charges                                  --            82           $    818           2.47%
2012(v)    Lowest contract charge 1.30% VC Shares            $ 9.89            --                 --             --      13.68%
           Highest contract charge 1.70% VC Shares           $ 9.81            --                 --             --      13.15%
           All contract charges                                  --           159           $  1,552           1.08%
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO
   2016    Lowest contract charge 1.30% VC Shares            $13.44            --                 --             --      (0.07)%
           Highest contract charge 1.70% VC Shares           $13.12            --                 --             --      (0.46)%
           All contract charges                                  --           328           $  4,377           0.00%
   2015    Lowest contract charge 1.30% VC Shares            $13.45            --                 --             --       1.43%
           Highest contract charge 1.70% VC Shares           $13.18            --                 --             --       1.00%
           All contract charges                                  --           359           $  4,801           0.00%
   2014    Lowest contract charge 1.30% VC Shares            $13.26            --                 --             --       4.66%
           Highest contract charge 1.70% VC Shares           $13.05            --                 --             --       4.23%
           All contract charges                                  --           251           $  3,311           0.00%
2013(w)    Lowest contract charge 1.30% VC Shares            $12.67            --                 --             --      35.36%
           Highest contract charge 1.70% VC Shares           $12.52            --                 --             --      34.77%
           All contract charges                                  --           192           $  2,423           0.00%
2012(u)    Lowest contract charge 1.30% VC Shares(a)         $ 9.36            --                 --             --      (3.80)%
           Highest contract charge 1.70% VC Shares(a)        $ 9.29            --                 --             --      (4.03)%
           All contract charges                                  --            29           $    270           0.22%
2012(v)    Lowest contract charge 1.30% VC Shares            $ 9.36            --                 --             --      12.64%
           Highest contract charge 1.70% VC Shares           $ 9.29            --                 --             --      12.20%
           All contract charges                                  --           119           $  1,105           0.26%
MFS(R) INTERNATIONAL VALUE PORTFOLIO
   2016    Lowest contract charge 0.30% Service Class        $11.28            --                 --             --       3.49%
           Highest contract charge 1.70% Service Class       $15.79            --                 --             --       2.13%
           All contract charges                                  --        11,585           $172,236           1.17%
   2015    Lowest contract charge 0.30% Service Class(d)     $10.90            --                 --             --       6.03%
           Highest contract charge 1.70% Service Class       $15.46            --                 --             --       4.46%
           All contract charges                                  --         9,793           $145,512           1.87%
   2014    Lowest contract charge 1.20% Service Class        $10.17            --                 --             --      (0.10)%
           Highest contract charge 1.70% Service Class       $14.80            --                 --             --      (0.54)%
           All contract charges                                  --         6,575           $ 95,243           1.92%

                                    FSA-255

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
MFS(R) INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
2013(w)  Lowest contract charge 1.20% Service Class(d)     $10.18            --                 --            --        0.59%
         Highest contract charge 1.70% Service Class       $14.88            --                 --            --       25.46%
         All contract charges                                  --         4,160            $62,430          1.47%
2012(u)  Lowest contract charge 1.30% Service Class(a)     $12.01            --                 --            --        5.72%
         Highest contract charge 1.70% Service Class(a)    $11.86            --                 --            --        5.42%
         All contract charges                                  --           517            $ 6,188          1.06%
2012(v)  Lowest contract charge 1.30% Service Class        $12.01            --                 --            --       14.38%
         Highest contract charge 1.70% Service Class       $11.86            --                 --            --       13.93%
         All contract charges                                  --         1,708            $20,448          1.46%
MFS(R) INVESTORS TRUST SERIES
   2016  Lowest contract charge 0.65% Service Class        $18.07            --                 --            --        7.62%
         Highest contract charge 1.70% Service Class       $18.56            --                 --            --        6.48%
         All contract charges                                  --           597            $10,278          0.57%
   2015  Lowest contract charge 0.65% Service Class        $16.79            --                 --            --       (0.71)%
         Highest contract charge 1.70% Service Class       $17.43            --                 --            --       (1.75)%
         All contract charges                                  --           600            $ 9,810          0.70%
   2014  Lowest contract charge 0.65% Service Class        $16.91            --                 --            --       10.02%
         Highest contract charge 1.70% Service Class       $17.74            --                 --            --        8.83%
         All contract charges                                  --           477            $ 8,263          0.79%
2013(w)  Lowest contract charge 0.65% Service Class        $15.37            --                 --            --       30.81%
         Highest contract charge 1.70% Service Class       $16.30            --                 --            --       29.47%
         All contract charges                                  --           373            $ 6,157          1.01%
2012(u)  Lowest contract charge 1.30% Service Class(a)     $12.75            --                 --            --        4.08%
         Highest contract charge 1.70% Service Class(a)    $12.59            --                 --            --        3.79%
         All contract charges                                  --            21            $   263          0.61%
2012(v)  Lowest contract charge 0.65% Service Class        $11.75            --                 --            --       18.09%
         Highest contract charge 1.70% Service Class       $12.59            --                 --            --       16.79%
         All contract charges                                  --           287            $ 3,636          0.78%
MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO(J)
   2016  Lowest contract charge 1.30% Service Class        $19.06            --                 --            --        4.50%
         Highest contract charge 1.70% Service Class       $18.52            --                 --            --        4.04%
         All contract charges                                  --           575            $10,888          0.39%
   2015  Lowest contract charge 1.30% Service Class(i)     $18.24            --                 --            --       (2.62)%
         Highest contract charge 1.70% Service Class(i)    $17.80            --                 --            --       (2.89)%
         All contract charges                                  --           530              9,598          0.54%
MFS(R) RESEARCH SERIES
   2016  Lowest contract charge 1.10% Service Class        $10.37            --                 --            --        7.24%
         Highest contract charge 1.25% Service Class       $12.12            --                 --            --        7.16%
         All contract charges                                  --           146            $ 1,712          0.56%
   2015  Lowest contract charge 1.10% Service Class(l)     $ 9.67            --                 --            --       (3.49)%
         Highest contract charge 1.25% Service Class       $11.31            --                 --            --       (0.70)%
         All contract charges                                  --           104            $ 1,157          0.48%
   2014  Lowest contract charge 1.20% Service Class        $11.40            --                 --            --        8.67%
         Highest contract charge 1.25% Service Class       $11.39            --                 --            --        8.58%
         All contract charges                                  --            72            $   812          0.72%
   2013  Lowest contract charge 1.25% Service Class(d)     $10.49            --                 --            --        3.96%
         Highest contract charge 1.25% Service Class(d)    $10.49            --                 --            --        3.96%
         All contract charges                                  --             2                 17          0.00%
MFS(R) TECHNOLOGY PORTFOLIO
   2016  Lowest contract charge 1.30% Service Class        $23.16            --                 --            --        6.97%
         Highest contract charge 1.70% Service Class       $22.50            --                 --            --        6.53%
         All contract charges                                  --           952            $21,844          0.00%
   2015  Lowest contract charge 1.30% Service Class        $21.65            --                 --            --        9.12%
         Highest contract charge 1.70% Service Class       $21.12            --                 --            --        8.70%
         All contract charges                                  --           910            $19,550          0.00%

                                    FSA-256

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
MFS(R) TECHNOLOGY PORTFOLIO (CONTINUED)
   2014  Lowest contract charge 1.30% Service Class        $19.84            --                 --            --         8.95%
         Highest contract charge 1.70% Service Class       $19.43            --                 --            --         8.49%
         All contract charges                                  --           784            $15,442          0.00%
2013(w)  Lowest contract charge 1.30% Service Class        $18.21            --                 --            --        33.02%
         Highest contract charge 1.70% Service Class       $17.91            --                 --            --        32.47%
         All contract charges                                  --           579            $10,464          0.00%
2012(u)  Lowest contract charge 1.30% Service Class(a)     $13.69            --                 --            --        (2.42)%
         Highest contract charge 1.70% Service Class(a)    $13.52            --                 --            --        (2.66)%
         All contract charges                                  --            84            $ 1,144          0.00%
2012(v)  Lowest contract charge 1.30% Service Class        $13.69            --                 --            --        12.77%
         Highest contract charge 1.70% Service Class       $13.52            --                 --            --        12.29%
         All contract charges                                  --           352            $ 4,793          0.00%
MFS(R) UTILITIES SERIES
   2016  Lowest contract charge 0.30% Service Class(d)     $10.51            --                 --            --        10.86%
         Highest contract charge 1.70% Service Class       $16.38            --                 --            --         9.35%
         All contract charges                                  --         3,087            $46,479          3.72%
   2015  Lowest contract charge 1.10% Service Class(l)     $ 8.16            --                 --            --       (18.24)%
         Highest contract charge 1.70% Service Class       $14.98            --                 --            --       (16.22)%
         All contract charges                                  --         3,065            $41,833          4.16%
   2014  Lowest contract charge 1.20% Service Class        $11.03            --                 --            --        11.08%
         Highest contract charge 1.70% Service Class       $17.88            --                 --            --        10.58%
         All contract charges                                  --         2,469            $41,044          2.08%
2013(w)  Lowest contract charge 1.20% Service Class(d)     $ 9.93            --                 --            --           --%
         Highest contract charge 1.70% Service Class       $16.17            --                 --            --        18.20%
         All contract charges                                  --         1,307            $21,259          2.22%
2012(u)  Lowest contract charge 1.30% Service Class(a)     $13.86            --                 --            --         6.21%
         Highest contract charge 1.70% Service Class(a)    $13.68            --                 --            --         5.88%
         All contract charges                                  --           195            $ 2,688          4.45%
2012(v)  Lowest contract charge 0.65% Service Class        $12.05            --                 --            --        12.41%
         Highest contract charge 1.70% Service Class       $13.68            --                 --            --        11.22%
         All contract charges                                  --           652            $ 8,995          6.82%
MFS(R) VALUE SERIES
   2016  Lowest contract charge 0.30% Service Class        $12.94            --                 --            --        13.41%
         Highest contract charge 1.25% Service Class       $12.56            --                 --            --        12.34%
         All contract charges                                  --         1,169            $13,804          2.12%
   2015  Lowest contract charge 0.30% Service Class(d)     $11.41            --                 --            --        (1.21)%
         Highest contract charge 1.25% Service Class       $11.18            --                 --            --        (2.10)%
         All contract charges                                  --           522            $ 5,700          2.10%
   2014  Lowest contract charge 1.20% Service Class        $11.43            --                 --            --         8.86%
         Highest contract charge 1.25% Service Class       $11.42            --                 --            --         8.76%
         All contract charges                                  --           216            $ 2,476          1.69%
   2013  Lowest contract charge 1.20% Service Class(d)     $10.50            --                 --            --         2.94%
         Highest contract charge 1.25% Service Class(d)    $10.50            --                 --            --         2.94%
         All contract charges                                  --            10                101          0.00%
MULTIMANAGER AGGRESSIVE EQUITY
   2016  Lowest contract charge 1.30% Class B              $19.05            --                 --            --         2.09%
         Highest contract charge 1.70% Class B             $78.16            --                 --            --         1.69%
         All contract charges                                  --           596            $13,495          0.55%
   2015  Lowest contract charge 1.30% Class B              $18.66            --                 --            --         2.64%
         Highest contract charge 1.70% Class B             $76.86            --                 --            --         2.22%
         All contract charges                                  --           590            $13,258          0.17%
   2014  Lowest contract charge 1.30% Class B              $18.18            --                 --            --         9.19%
         Highest contract charge 1.70% Class B             $75.19            --                 --            --         8.78%
         All contract charges                                  --           498            $11,048          0.11%
2013(w)  Lowest contract charge 1.30% Class B              $16.65            --                 --            --        35.37%
         Highest contract charge 1.70% Class B             $69.12            --                 --            --        34.82%
         All contract charges                                  --           451            $ 8,871          0.14%

                                    FSA-257

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
MULTIMANAGER AGGRESSIVE EQUITY (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class B(a)     $12.30             --                 --           --       (1.91)%
         Highest contract charge 1.65% Class B(a)    $12.01             --                 --           --       (2.20)%
         All contract charges                            --              9         $      124         0.36%
2012(v)  Lowest contract charge 0.95% Class B        $62.92             --                 --           --       13.12%
         Highest contract charge 1.90% Class B       $48.53             --                 --           --       12.03%
         All contract charges                            --         24,945         $  470,489         0.23%
MULTIMANAGER CORE BOND
   2016  Lowest contract charge 1.30% Class B        $13.73             --                 --           --        1.33%
         Highest contract charge 1.70% Class B       $13.85             --                 --           --        0.87%
         All contract charges                            --          7,499         $  102,096         2.08%
   2015  Lowest contract charge 1.30% Class B        $13.55             --                 --           --       (1.24)%
         Highest contract charge 1.70% Class B       $13.73             --                 --           --       (1.58)%
         All contract charges                            --          7,893         $  106,216         1.95%
   2014  Lowest contract charge 1.30% Class B        $13.72             --                 --           --        2.46%
         Highest contract charge 1.70% Class B       $13.95             --                 --           --        1.97%
         All contract charges                            --          7,166         $   97,870         2.07%
2013(w)  Lowest contract charge 1.30% Class B        $13.39             --                 --           --       (3.67)%
         Highest contract charge 1.70% Class B       $13.68             --                 --           --       (4.00)%
         All contract charges                            --          6,684         $   89,558         1.60%
2012(v)  Lowest contract charge 1.20% Class B        $15.07             --                 --           --        4.22%
         Highest contract charge 1.90% Class B       $13.93             --                 --           --        3.41%
         All contract charges                            --        107,224         $1,504,061         2.07%
MULTIMANAGER MID CAP GROWTH
   2016  Lowest contract charge 1.30% Class B        $22.01             --                 --           --        5.36%
         Highest contract charge 1.70% Class B       $16.89             --                 --           --        4.97%
         All contract charges                            --            802         $   16,481         0.10%
   2015  Lowest contract charge 1.30% Class B        $20.89             --                 --           --       (2.79)%
         Highest contract charge 1.70% Class B       $16.09             --                 --           --       (3.19)%
         All contract charges                            --            847         $   16,490         0.00%
   2014  Lowest contract charge 1.30% Class B        $21.49             --                 --           --        3.52%
         Highest contract charge 1.70% Class B       $16.62             --                 --           --        3.10%
         All contract charges                            --            676         $   13,571         0.00%
2013(w)  Lowest contract charge 1.30% Class B        $20.76             --                 --           --       38.31%
         Highest contract charge 1.70% Class B       $16.12             --                 --           --       37.78%
         All contract charges                            --            548         $   10,693         0.00%
2012(u)  Lowest contract charge 1.30% Class B(a)     $15.01             --                 --           --        0.20%
         Highest contract charge 1.70% Class B(a)    $11.70             --                 --           --       (0.09)%
         All contract charges                            --             20         $      293         0.00%
2012(v)  Lowest contract charge 0.95% Class B        $12.72             --                 --           --       14.39%
         Highest contract charge 1.90% Class B       $11.44             --                 --           --       13.27%
         All contract charges                            --         23,072         $  307,702         0.00%
MULTIMANAGER MID CAP VALUE
   2016  Lowest contract charge 1.30% Class B        $24.31             --                 --           --       17.55%
         Highest contract charge 1.70% Class B       $21.29             --                 --           --       17.11%
         All contract charges                            --            812         $   18,341         1.56%
   2015  Lowest contract charge 1.30% Class B        $20.68             --                 --           --       (6.76)%
         Highest contract charge 1.70% Class B       $18.18             --                 --           --       (7.20)%
         All contract charges                            --            473         $    9,420         0.74%
   2014  Lowest contract charge 1.30% Class B        $22.18             --                 --           --        3.94%
         Highest contract charge 1.70% Class B       $19.59             --                 --           --        3.60%
         All contract charges                            --            433         $    9,232         0.50%
2013(w)  Lowest contract charge 1.30% Class B        $21.34             --                 --           --       33.88%
         Highest contract charge 1.70% Class B       $18.91             --                 --           --       33.26%
         All contract charges                            --            353              7,287         0.44%

                                    FSA-258

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                          ---------- ----------------- ----------------- ------------- --------
MULTIMANAGER MID CAP VALUE (CONTINUED)
2012(u)  Lowest contract charge 1.30% Class B(a)            $15.94            --                 --            --         4.25%
         Highest contract charge 1.70% Class B(a)           $14.19            --                 --            --         4.03%
         All contract charges                                   --            --             21,568          0.70%
2012(v)  Lowest contract charge 0.95% Class B               $15.43            --                 --            --        13.71%
         Highest contract charge 1.90% Class B              $13.88            --                 --            --        12.66%
         All contract charges                                   --        23,404            355,687          0.37%
MULTIMANAGER TECHNOLOGY
   2016  Lowest contract charge 1.10% Class B               $10.79            --                 --            --         7.68%
         Highest contract charge 1.70% Class B              $19.70            --                 --            --         7.12%
         All contract charges                                   --         1,577           $ 24,376          0.01%
   2015  Lowest contract charge 1.10% Class B(l)            $10.02            --                 --            --         0.20%
         Highest contract charge 1.70% Class B              $18.39            --                 --            --         4.49%
         All contract charges                                   --           916           $ 15,002          0.00%
   2014  Lowest contract charge 1.20% Class B               $11.97            --                 --            --        12.18%
         Highest contract charge 1.70% Class B              $17.60            --                 --            --        11.60%
         All contract charges                                   --           499           $  9,451          0.00%
2013(w)  Lowest contract charge 1.20% Class B(d)            $10.67            --                 --            --         6.49%
         Highest contract charge 1.70% Class B              $15.77            --                 --            --        33.31%
         All contract charges                                   --           408           $  7,282          0.00%
2012(v)  Lowest contract charge 0.95% Class B               $12.86            --                 --            --        12.31%
         Highest contract charge 1.80% Class B              $11.70            --                 --            --        11.43%
         All contract charges                                   --        28,995           $385,649          0.00%
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO
   2016  Lowest contract charge 1.10% Class S Shares        $ 9.02            --                 --            --        (1.74)%
         Highest contract charge 1.70% Class S Shares       $ 8.95            --                 --            --        (2.29)%
         All contract charges                                   --           209           $  1,878          0.00%
   2015  Lowest contract charge 1.10% Class S Shares(l)     $ 9.18            --                 --            --        (8.47)%
         Highest contract charge 1.70% Class S Shares       $ 9.16            --                 --            --        (6.63)%
         All contract charges                                   --           167           $  1,537          0.00%
   2014  Lowest contract charge 1.20% Class S Shares(f)     $ 9.84            --                 --            --        (1.40)%
         Highest contract charge 1.70% Class S Shares(f)    $ 9.81            --                 --            --        (1.70)%
         All contract charges                                   --            65           $    631          0.00%
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO
   2016  Lowest contract charge 1.10% Class S Shares        $ 9.00            --                 --            --        (2.91)%
         Highest contract charge 1.70% Class S Shares       $ 8.98            --                 --            --        (3.44)%
         All contract charges                                   --           340           $  3,062          0.69%
   2015  Lowest contract charge 1.10% Class S Shares(l)     $ 9.27            --                 --            --        (7.11)%
         Highest contract charge 1.70% Class S Shares       $ 9.30            --                 --            --        (0.21)%
         All contract charges                                   --           259           $  2,422          1.24%
   2014  Lowest contract charge 1.20% Class S Shares(f)     $ 9.35            --                 --            --        (5.75)%
         Highest contract charge 1.70% Class S Shares(f)    $ 9.32            --                 --            --        (6.05)%
         All contract charges                                   --            83           $    766          0.55%
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
   2016  Lowest contract charge 0.30% Advisor Class(d)      $ 6.71            --                 --            --        14.51%
         Highest contract charge 1.70% Advisor Class        $ 6.70            --                 --            --        12.98%
         All contract charges                                   --         2,581           $ 17,609          1.02%
   2015  Lowest contract charge 0.65% Advisor Class         $ 5.03            --                 --            --       (26.14)%
         Highest contract charge 1.70% Advisor Class        $ 5.93            --                 --            --       (26.97)%
         All contract charges                                   --         2,593           $ 15,573          4.31%
   2014  Lowest contract charge 0.65% Advisor Class         $ 6.81            --                 --            --       (19.22)%
         Highest contract charge 1.70% Advisor Class        $ 8.12            --                 --            --       (20.08)%
         All contract charges                                   --         2,310           $ 18,954          0.27%
2013(w)  Lowest contract charge 0.65% Advisor Class         $ 8.43            --                 --            --       (15.28)%
         Highest contract charge 1.70% Advisor Class        $10.16            --                 --            --       (16.17)%
         All contract charges                                   --         1,910           $ 19,615          1.59%

                                    FSA-259

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO (CONTINUED)
2012(u)  Lowest contract charge 1.30% Advisor Class(a)     $12.27            --                 --            --        0.57%
         Highest contract charge 1.70% Advisor Class(a)    $12.12            --                 --            --        0.33%
         All contract charges                                  --           249            $ 3,047          2.13%
2012(v)  Lowest contract charge 0.65% Advisor Class        $ 9.95            --                 --            --        4.41%
         Highest contract charge 1.70% Advisor Class       $12.12            --                 --            --        3.32%
         All contract charges                                  --         1,225            $14,967          2.46%
PIMCO EMERGING MARKETS BOND PORTFOLIO
   2016  Lowest contract charge 1.10% Advisor Class        $10.35            --                 --            --       12.01%
         Highest contract charge 1.70% Advisor Class       $13.02            --                 --            --       11.38%
         All contract charges                                  --         1,487            $19,107          5.17%
   2015  Lowest contract charge 1.10% Advisor Class(l)     $ 9.24            --                 --            --       (7.51)%
         Highest contract charge 1.70% Advisor Class       $11.69            --                 --            --       (4.02)%
         All contract charges                                  --         1,511            $17,647          5.20%
   2014  Lowest contract charge 1.20% Advisor Class        $ 9.80            --                 --            --        0.20%
         Highest contract charge 1.70% Advisor Class       $12.18            --                 --            --       (0.33)%
         All contract charges                                  --         1,607            $19,571          5.14%
2013(w)  Lowest contract charge 1.20% Advisor Class(d)     $ 9.78            --                 --            --       (0.10)%
         Highest contract charge 1.70% Advisor Class       $12.22            --                 --            --       (8.60)%
         All contract charges                                  --         1,423            $17,557          4.90%
2012(u)  Lowest contract charge 1.30% Advisor Class(a)     $13.55            --                 --            --        8.84%
         Highest contract charge 1.70% Advisor Class(a)    $13.37            --                 --            --        8.43%
         All contract charges                                  --           262            $ 3,531          3.20%
2012(v)  Lowest contract charge 0.65% Advisor Class        $11.79            --                 --            --       17.08%
         Highest contract charge 1.70% Advisor Class       $13.37            --                 --            --       15.76%
         All contract charges                                  --         1,069            $14,427          4.82%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)
   2016  Lowest contract charge 0.30% Advisor Class        $ 9.71            --                 --            --        3.63%
         Highest contract charge 1.25% Advisor Class       $ 9.42            --                 --            --        2.61%
         All contract charges                                  --           169            $ 1,615          1.40%
   2015  Lowest contract charge 0.30% Advisor Class(d)     $ 9.37            --                 --            --       (4.39)%
         Highest contract charge 1.25% Advisor Class       $ 9.18            --                 --            --       (5.36)%
         All contract charges                                  --           102            $   938          1.71%
   2014  Lowest contract charge 1.20% Advisor Class        $ 9.70            --                 --            --        0.94%
         Highest contract charge 1.25% Advisor Class       $ 9.70            --                 --            --        0.94%
         All contract charges                                  --            57            $   553          2.56%
   2013  Lowest contract charge 1.20% Advisor Class(d)     $ 9.61            --                 --            --       (2.54)%
         Highest contract charge 1.25% Advisor Class(d)    $ 9.61            --                 --            --       (2.54)%
         All contract charges                                  --             3            $    33          0.03%
PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO
   2016  Lowest contract charge 1.10% Advisor Class(l)     $ 9.50            --                 --            --        2.70%
         Highest contract charge 1.25% Advisor Class       $10.29            --                 --            --        2.59%
         All contract charges                                  --           124            $ 1,275          2.85%
   2015  Lowest contract charge 1.20% Advisor Class        $10.04            --                 --            --       (1.38)%
         Highest contract charge 1.25% Advisor Class       $10.03            --                 --            --       (1.47)%
         All contract charges                                  --            79            $   795          3.28%
   2014  Lowest contract charge 1.20% Advisor Class(e)     $10.18            --                 --            --        3.46%
         Highest contract charge 1.25% Advisor Class(e)    $10.18            --                 --            --        3.46%
         All contract charges                                  --            10            $   109          4.02%
PIMCO REAL RETURN PORTFOLIO
   2016  Lowest contract charge 1.30% Advisor Class        $11.37            --                 --            --        3.65%
         Highest contract charge 1.70% Advisor Class       $11.05            --                 --            --        3.27%
         All contract charges                                  --         5,193            $58,512          2.16%
   2015  Lowest contract charge 1.30% Advisor Class        $10.97            --                 --            --       (4.02)%
         Highest contract charge 1.70% Advisor Class       $10.70            --                 --            --       (4.38)%
         All contract charges                                  --         5,589            $60,748          3.90%

                                    FSA-260

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
PIMCO REAL RETURN PORTFOLIO (CONTINUED)
   2014  Lowest contract charge 1.30% Advisor Class        $11.43            --                 --            --         1.69%
         Highest contract charge 1.70% Advisor Class       $11.19            --                 --            --         1.18%
         All contract charges                                  --         5,927           $ 67,217          1.30%
2013(w)  Lowest contract charge 1.30% Advisor Class        $11.24            --                 --            --       (10.51)%
         Highest contract charge 1.70% Advisor Class       $11.06            --                 --            --       (10.81)%
         All contract charges                                  --         5,735           $ 64,059          1.65%
2012(u)  Lowest contract charge 1.30% Advisor Class(a)     $12.56            --                 --            --         4.15%
         Highest contract charge 1.70% Advisor Class(a)    $12.40            --                 --            --         3.85%
         All contract charges                                  --         1,264           $ 15,803          0.33%
2012(v)  Lowest contract charge 0.65% Advisor Class        $11.44            --                 --            --         7.92%
         Highest contract charge 1.70% Advisor Class       $12.40            --                 --            --         6.80%
         All contract charges                                  --         4,008           $ 50,084          0.98%
PIMCO TOTAL RETURN PORTFOLIO
   2016  Lowest contract charge 0.30% Advisor Class        $10.52            --                 --            --         2.33%
         Highest contract charge 1.70% Advisor Class       $11.38            --                 --            --         0.80%
         All contract charges                                  --        13,584           $154,465          1.98%
   2015  Lowest contract charge 0.30% Advisor Class(d)     $10.28            --                 --            --         0.00%
         Highest contract charge 1.70% Advisor Class       $11.29            --                 --            --        (1.31)%
         All contract charges                                  --        12,255           $139,172          4.96%
   2014  Lowest contract charge 0.65% Advisor Class        $10.96            --                 --            --         3.49%
         Highest contract charge 1.70% Advisor Class       $11.44            --                 --            --         2.42%
         All contract charges                                  --        11,471           $132,247          2.13%
2013(w)  Lowest contract charge 0.65% Advisor Class        $10.59            --                 --            --        (2.67)%
         Highest contract charge 1.70% Advisor Class       $11.17            --                 --            --        (3.71)%
         All contract charges                                  --        10,535           $118,898          2.11%
2012(u)  Lowest contract charge 1.30% Advisor Class(a)     $11.75            --                 --            --         4.35%
         Highest contract charge 1.70% Advisor Class(a)    $11.60            --                 --            --         4.04%
         All contract charges                                  --         2,030           $ 23,720          1.57%
2012(v)  Lowest contract charge 0.65% Advisor Class        $10.88            --                 --            --         8.69%
         Highest contract charge 1.70% Advisor Class       $11.60            --                 --            --         7.61%
         All contract charges                                  --         6,826           $ 79,827          2.47%
PROFUND VP BEAR
   2016  Lowest contract charge 1.30% Common Shares        $ 2.87            --                 --            --       (14.07)%
         Highest contract charge 1.70% Common Shares       $ 2.79            --                 --            --       (14.42)%
         All contract charges                                  --            75           $    213          0.00%
   2015  Lowest contract charge 1.30% Common Shares        $ 3.34            --                 --            --        (6.18)%
         Highest contract charge 1.70% Common Shares       $ 3.26            --                 --            --        (6.59)%
         All contract charges                                  --            74           $    242          0.00%
   2014  Lowest contract charge 1.30% Common Shares        $ 3.56            --                 --            --       (15.44)%
         Highest contract charge 1.70% Common Shares       $ 3.49            --                 --            --       (15.70)%
         All contract charges                                  --            96           $    337          0.00%
2013(w)  Lowest contract charge 1.30% Common Shares        $ 4.21            --                 --            --       (27.54)%
         Highest contract charge 1.70% Common Shares       $ 4.14            --                 --            --       (27.75)%
         All contract charges                                  --           103           $    432          0.00%
2012(v)  Lowest contract charge 1.30% Common Shares        $ 5.81            --                 --            --       (17.59)%
         Highest contract charge 1.70% Common Shares       $ 5.73            --                 --            --       (18.03)%
         All contract charges                                  --           123           $    709          0.00%
PROFUND VP BIOTECHNOLOGY
   2016  Lowest contract charge 0.65% Common Shares        $27.35            --                 --            --       (16.00)%
         Highest contract charge 1.70% Common Shares       $26.89            --                 --            --       (16.90)%
         All contract charges                                  --         1,579           $ 43,361          0.00%
   2015  Lowest contract charge 0.65% Common Shares        $32.56            --                 --            --         2.62%
         Highest contract charge 1.70% Common Shares       $32.36            --                 --            --         1.54%
         All contract charges                                  --         1,714           $ 56,399          0.00%
   2014  Lowest contract charge 0.65% Common Shares        $31.73            --                 --            --        28.88%
         Highest contract charge 1.70% Common Shares       $31.87            --                 --            --        27.53%
         All contract charges                                  --         1,244           $ 40,205          0.00%

                                    FSA-261

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                         ---------- ----------------- ----------------- ------------- --------
PROFUND VP BIOTECHNOLOGY (CONTINUED)
2013(w)  Lowest contract charge 0.65% Common Shares        $24.62           --                  --            --       67.37%
         Highest contract charge 1.70% Common Shares       $24.99           --                  --            --       65.61%
         All contract charges                                  --          886             $22,376          0.00%
2012(u)  Lowest contract charge 1.30% Common Shares(a)     $15.29           --                  --            --       16.19%
         Highest contract charge 1.70% Common Shares(a)    $15.09           --                  --            --       15.81%
         All contract charges                                  --           77             $ 1,167          0.00%
2012(v)  Lowest contract charge 1.30% Common Shares        $15.29           --                  --            --       38.87%
         Highest contract charge 1.70% Common Shares       $15.09           --                  --            --       38.31%
         All contract charges                                  --          278             $ 4,227          0.00%
PUTNAM VT ABSOLUTE RETURN 500 FUND
   2016  Lowest contract charge 1.10% Class B              $ 9.73           --                  --            --       (0.41)%
         Highest contract charge 1.25% Class B             $10.09           --                  --            --       (0.59)%
         All contract charges                                  --          214             $ 2,145          3.39%
   2015  Lowest contract charge 1.10% Class B(l)           $ 9.77           --                  --            --       (2.50)%
         Highest contract charge 1.25% Class B             $10.15           --                  --            --       (1.74)%
         All contract charges                                  --          161             $ 1,627          0.06%
   2014  Lowest contract charge 1.20% Class B              $10.34           --                  --            --        2.58%
         Highest contract charge 1.25% Class B             $10.33           --                  --            --        2.48%
         All contract charges                                  --           60             $   623          0.00%
   2013  Lowest contract charge 1.25% Class B(d)           $10.08           --                  --            --        0.60%
         Highest contract charge 1.25% Class B(d)          $10.08           --                  --            --        0.60%
         All contract charges                                  --           --             $     1          0.00%
PUTNAM VT DIVERSIFIED INCOME FUND
   2016  Lowest contract charge 1.10% Class B              $10.06           --                  --            --        4.25%
         Highest contract charge 1.70% Class B             $ 9.54           --                  --            --        3.70%
         All contract charges                                  --          790             $ 7,624          4.76%
   2015  Lowest contract charge 1.10% Class B(l)           $ 9.65           --                  --            --       (3.69)%
         Highest contract charge 1.70% Class B             $ 9.20           --                  --            --       (4.07)%
         All contract charges                                  --          517             $ 4,815          7.44%
   2014  Lowest contract charge 1.20% Class B(f)           $ 9.62           --                  --            --       (4.09)%
         Highest contract charge 1.70% Class B(f)          $ 9.59           --                  --            --       (4.29)%
         All contract charges                                  --          209             $ 2,011          0.00%
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
   2016  Lowest contract charge 1.10% Class B              $10.32           --                  --            --        5.52%
         Highest contract charge 1.25% Class B             $10.30           --                  --            --        5.32%
         All contract charges                                  --          205             $ 2,120          1.78%
   2015  Lowest contract charge 1.10% Class B(m)           $ 9.78           --                  --            --       (4.44)%
         Highest contract charge 1.25% Class B(m)          $ 9.78           --                  --            --       (4.50)%
         All contract charges                                  --          122             $ 1,198          0.00%
PUTNAM VT RESEARCH FUND
   2016  Lowest contract charge 1.10% Class B              $10.53           --                  --            --        8.89%
         Highest contract charge 1.25% Class B             $10.51           --                  --            --        8.69%
         All contract charges                                  --           11             $   114          1.20%
   2015  Lowest contract charge 1.10% Class B(m)           $ 9.67           --                  --            --       (6.92)%
         Highest contract charge 1.25% Class B(m)          $ 9.67           --                  --            --       (6.98)%
         All contract charges                                  --            1             $    15          0.00%
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO
   2016  Lowest contract charge 1.10% Class II             $ 9.01           --                  --            --       (1.53)%
         Highest contract charge 1.70% Class II            $ 9.12           --                  --            --       (2.15)%
         All contract charges                                  --          344             $ 3,153          0.89%
   2015  Lowest contract charge 1.10% Class II(l)          $ 9.15           --                  --            --       (8.04)%
         Highest contract charge 1.70% Class II            $ 9.32           --                  --            --       (6.99)%
         All contract charges                                  --          388             $ 3,623          0.89%
   2014  Lowest contract charge 1.20% Class II(f)          $10.05           --                  --            --        0.90%
         Highest contract charge 1.70% Class II(f)         $10.02           --                  --            --        0.60%
         All contract charges                                  --           70             $   705          3.20%

                                    FSA-262

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                  ---------- ----------------- ----------------- ------------- --------
SEI VP BALANCED STRATEGY FUND
2016  Lowest contract charge 1.10% Class III        $ 9.73            --                 --            --        5.65%
      Highest contract charge 1.25% Class III       $10.35            --                 --            --        5.50%
      All contract charges                              --           699            $ 7,178          2.31%
2015  Lowest contract charge 1.10% Class III(l)     $ 9.21            --                 --            --       (7.34)%
      Highest contract charge 1.25% Class III       $ 9.81            --                 --            --       (4.57)%
      All contract charges                              --           518            $ 5,081          1.82%
2014  Lowest contract charge 1.20% Class III        $10.29            --                 --            --        2.69%
      Highest contract charge 1.25% Class III       $10.28            --                 --            --        2.59%
      All contract charges                              --           221            $ 2,275          4.62%
2013  Lowest contract charge 1.20% Class III(d)     $10.02            --                 --            --        0.40%
      Highest contract charge 1.25% Class III(d)    $10.02            --                 --            --        0.40%
      All contract charges                              --             3            $    23          0.00%
SEI VP CONSERVATIVE STRATEGY FUND
2016  Lowest contract charge 1.10% Class III        $ 9.95            --                 --            --        2.58%
      Highest contract charge 1.25% Class III       $10.24            --                 --            --        2.50%
      All contract charges                              --         1,183            $12,090          1.60%
2015  Lowest contract charge 1.10% Class III(l)     $ 9.70            --                 --            --       (2.81)%
      Highest contract charge 1.25% Class III       $ 9.99            --                 --            --       (1.77)%
      All contract charges                              --           881            $ 8,809          1.84%
2014  Lowest contract charge 1.20% Class III        $10.18            --                 --            --        1.80%
      Highest contract charge 1.25% Class III       $10.17            --                 --            --        1.70%
      All contract charges                              --           501            $ 5,089          2.65%
2013  Lowest contract charge 1.25% Class III(d)     $10.00            --                 --            --        0.00%
      Highest contract charge 1.25% Class III(d)    $10.00            --                 --            --        0.00%
      All contract charges                              --            32            $   324          0.00%
SEI VP MARKET GROWTH STRATEGY FUND
2016  Lowest contract charge 0.30% Class III(d)     $10.74            --                 --            --        7.08%
      Highest contract charge 1.25% Class III       $10.42            --                 --            --        6.11%
      All contract charges                              --           726            $ 7,488          2.09%
2015  Lowest contract charge 1.10% Class III(l)     $ 9.14            --                 --            --       (8.05)%
      Highest contract charge 1.25% Class III       $ 9.82            --                 --            --       (4.84)%
      All contract charges                              --           683            $ 6,695          1.27%
2014  Lowest contract charge 1.20% Class III        $10.33            --                 --            --        2.58%
      Highest contract charge 1.25% Class III       $10.32            --                 --            --        2.48%
      All contract charges                              --           475            $ 4,911          3.68%
2013  Lowest contract charge 1.20% Class III(d)     $10.07            --                 --            --        0.80%
      Highest contract charge 1.25% Class III(d)    $10.07            --                 --            --        0.80%
      All contract charges                              --            45            $   450          0.00%
SEI VP MARKET PLUS STRATEGY FUND
2016  Lowest contract charge 1.10% Class III        $ 9.67            --                 --            --        6.97%
      Highest contract charge 1.25% Class III       $10.62            --                 --            --        6.73%
      All contract charges                              --           170            $ 1,780          1.99%
2015  Lowest contract charge 1.10% Class III(l)     $ 9.04            --                 --            --       (9.05)%
      Highest contract charge 1.25% Class III       $ 9.95            --                 --            --       (4.97)%
      All contract charges                              --           151            $ 1,497          0.97%
2014  Lowest contract charge 1.20% Class III        $10.48            --                 --            --        3.05%
      Highest contract charge 1.25% Class III       $10.47            --                 --            --        2.95%
      All contract charges                              --            94            $   992          3.52%
2013  Lowest contract charge 1.20% Class III(d)     $10.17            --                 --            --        1.60%
      Highest contract charge 1.25% Class III(d)    $10.17            --                 --            --        1.60%
      All contract charges                              --            30            $   309          0.00%
SEI VP MODERATE STRATEGY FUND
2016  Lowest contract charge 1.10% Class III        $ 9.98            --                 --            --        4.83%
      Highest contract charge 1.25% Class III       $10.59            --                 --            --        4.75%
      All contract charges                              --         1,177            $12,143          2.18%

                                    FSA-263

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                                UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                     ---------- ----------------- ----------------- ------------- --------
SEI VP MODERATE STRATEGY FUND (CONTINUED)
   2015  Lowest contract charge 1.10% Class III(l)     $ 9.52            --                 --            --        (4.42)%
         Highest contract charge 1.25% Class III       $10.11            --                 --            --        (2.51)%
         All contract charges                              --           827           $  8,277          2.42%
   2014  Lowest contract charge 1.20% Class III        $10.38            --                 --            --         3.80%
         Highest contract charge 1.25% Class III       $10.37            --                 --            --         3.70%
         All contract charges                              --           407           $  4,222          5.07%
   2013  Lowest contract charge 1.20% Class III(d)     $10.00            --                 --            --         0.00%
         Highest contract charge 1.25% Class III(d)    $10.00            --                 --            --         0.00%
         All contract charges                              --            34           $    338          0.00%
T. ROWE PRICE EQUITY INCOME PORTFOLIO - II
   2016  Lowest contract charge 1.10% Class II         $10.72            --                 --            --        17.54%
         Highest contract charge 1.25% Class II        $11.72            --                 --            --        17.43%
         All contract charges                              --           399           $  4,568          2.14%
   2015  Lowest contract charge 1.10% Class II(l)      $ 9.12            --                 --            --        (8.62)%
         Highest contract charge 1.25% Class II        $ 9.98            --                 --            --        (8.27)%
         All contract charges                              --           243           $  2,411          1.72%
   2014  Lowest contract charge 1.20% Class II         $10.89            --                 --            --         5.83%
         Highest contract charge 1.25% Class II        $10.88            --                 --            --         5.73%
         All contract charges                              --           164           $  1,783          1.73%
   2013  Lowest contract charge 1.20% Class II(d)      $10.29            --                 --            --         2.39%
         Highest contract charge 1.25% Class II(d)     $10.29            --                 --            --         2.39%
         All contract charges                              --            12           $    119          0.63%
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO - II
   2016  Lowest contract charge 0.30% Class II         $13.75            --                 --            --       (11.00)%
         Highest contract charge 1.70% Class II        $30.88            --                 --            --       (12.22)%
         All contract charges                              --         4,755           $114,511          0.00%
   2015  Lowest contract charge 0.30% Class II         $15.45            --                 --            --        12.12%
         Highest contract charge 1.70% Class II        $35.18            --                 --            --        10.56%
         All contract charges                              --         4,313           $127,535          0.00%
   2014  Lowest contract charge 0.30% Class II         $13.78            --                 --            --        30.86%
         Highest contract charge 1.70% Class II        $31.82            --                 --            --        28.98%
         All contract charges                              --         2,628           $ 75,999          0.00%
2013(w)  Lowest contract charge 0.65% Class II         $22.45            --                 --            --        49.57%
         Highest contract charge 1.70% Class II        $24.67            --                 --            --        47.99%
         All contract charges                              --         1,580           $ 39,244          0.00%
2012(u)  Lowest contract charge 1.30% Class II(a)      $16.89            --                 --            --         8.69%
         Highest contract charge 1.70% Class II(a)     $16.67            --                 --            --         8.32%
         All contract charges                              --           244           $  4,095          0.00%
2012(v)  Lowest contract charge 0.65% Class II         $15.01            --                 --            --        30.18%
         Highest contract charge 1.70% Class II        $16.67            --                 --            --        28.73%
         All contract charges                              --           635           $ 10,683          0.00%
TEMPLETON DEVELOPING MARKETS VIP FUND
   2016  Lowest contract charge 1.30% Class 2          $ 9.02            --                 --            --        15.94%
         Highest contract charge 1.70% Class 2         $ 8.76            --                 --            --        15.42%
         All contract charges                              --         1,707           $ 15,135          0.67%
   2015  Lowest contract charge 1.30% Class 2          $ 7.78            --                 --            --       (20.61)%
         Highest contract charge 1.70% Class 2         $ 7.59            --                 --            --       (20.94)%
         All contract charges                              --           975           $  7,529          2.07%
   2014  Lowest contract charge 1.30% Class 2          $ 9.80            --                 --            --        (9.59)%
         Highest contract charge 1.70% Class 2         $ 9.60            --                 --            --        (9.94)%
         All contract charges                              --           840           $  8,173          1.50%
2013(w)  Lowest contract charge 1.30% Class 2          $10.84            --                 --            --        (2.25)%
         Highest contract charge 1.70% Class 2         $10.66            --                 --            --        (2.65)%
         All contract charges                              --           787           $  8,472          1.90%
2012(u)  Lowest contract charge 1.30% Class 2(a)       $11.09            --                 --            --         1.84%
         Highest contract charge 1.70% Class 2(a)      $10.95            --                 --            --         1.58%
         All contract charges                              --            61           $    676          0.22%

                                    FSA-264

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
TEMPLETON DEVELOPING MARKETS VIP FUND (CONTINUED)
2012(v)  Lowest contract charge 1.30% Class 2        $11.09            --                 --            --        11.68%
         Highest contract charge 1.70% Class 2       $10.95            --                 --            --        11.28%
         All contract charges                            --           462           $  5,098          1.40%
TEMPLETON FOREIGN VIP FUND
   2016  Lowest contract charge 1.30% Class 2        $11.54            --                 --            --         5.77%
         Highest contract charge 1.70% Class 2       $11.21            --                 --            --         5.36%
         All contract charges                            --           733           $  8,376          1.93%
   2015  Lowest contract charge 1.30% Class 2        $10.91            --                 --            --        (7.70)%
         Highest contract charge 1.70% Class 2       $10.64            --                 --            --        (8.04)%
         All contract charges                            --           881           $  9,525          3.50%
   2014  Lowest contract charge 1.30% Class 2        $11.82            --                 --            --       (12.25)%
         Highest contract charge 1.70% Class 2       $11.57            --                 --            --       (12.68)%
         All contract charges                            --           822           $  9,632          1.84%
2013(w)  Lowest contract charge 1.30% Class 2        $13.47            --                 --            --        21.35%
         Highest contract charge 1.70% Class 2       $13.25            --                 --            --        20.89%
         All contract charges                            --           667           $  8,932          2.32%
2012(u)  Lowest contract charge 1.30% Class 2(a)     $11.10            --                 --            --         8.82%
         Highest contract charge 1.70% Class 2(a)    $10.96            --                 --            --         8.62%
         All contract charges                            --            46           $    519          0.73%
2012(v)  Lowest contract charge 0.65% Class 2        $10.31            --                 --            --        17.43%
         Highest contract charge 1.70% Class 2       $10.96            --                 --            --        16.22%
         All contract charges                            --           459           $  5,072          3.12%
TEMPLETON GLOBAL BOND VIP FUND
   2016  Lowest contract charge 0.30% Class 2        $ 9.97            --                 --            --         2.57%
         Highest contract charge 1.70% Class 2       $11.86            --                 --            --         1.19%
         All contract charges                            --        11,575           $135,069          0.00%
   2015  Lowest contract charge 0.30% Class 2(d)     $ 9.72            --                 --            --        (4.61)%
         Highest contract charge 1.70% Class 2       $11.72            --                 --            --        (5.94)%
         All contract charges                            --        12,105           $140,275          7.88%
   2014  Lowest contract charge 0.65% Class 2        $11.40            --                 --            --         1.24%
         Highest contract charge 1.70% Class 2       $12.46            --                 --            --         0.08%
         All contract charges                            --        10,783           $133,761          4.98%
2013(w)  Lowest contract charge 0.65% Class 2        $11.26            --                 --            --         0.90%
         Highest contract charge 1.70% Class 2       $12.45            --                 --            --        (0.08)%
         All contract charges                            --         8,103           $101,747          4.76%
2012(u)  Lowest contract charge 1.30% Class 2(a)     $12.62            --                 --            --         7.13%
         Highest contract charge 1.70% Class 2(a)    $12.46            --                 --            --         6.86%
         All contract charges                            --         1,127           $ 14,152          1.72%
2012(v)  Lowest contract charge 0.65% Class 2        $11.16            --                 --            --        14.34%
         Highest contract charge 1.70% Class 2       $12.46            --                 --            --        13.17%
         All contract charges                            --         4,781           $ 60,036          6.61%
TEMPLETON GROWTH VIP FUND
   2016  Lowest contract charge 1.30% Class 2        $13.97            --                 --            --         8.13%
         Highest contract charge 1.70% Class 2       $13.59            --                 --            --         7.77%
         All contract charges                            --           135           $  1,868          2.04%
   2015  Lowest contract charge 1.30% Class 2        $12.92            --                 --            --        (7.65)%
         Highest contract charge 1.70% Class 2       $12.61            --                 --            --        (8.02)%
         All contract charges                            --           149           $  1,915          2.60%
   2014  Lowest contract charge 1.30% Class 2        $13.99            --                 --            --        (4.11)%
         Highest contract charge 1.70% Class 2       $13.71            --                 --            --        (4.53)%
         All contract charges                            --           154           $  2,144          1.33%
2013(w)  Lowest contract charge 1.30% Class 2        $14.59            --                 --            --        29.12%
         Highest contract charge 1.70% Class 2       $14.36            --                 --            --        28.67%
         All contract charges                            --           159           $  2,317          2.47%
2012(u)  Lowest contract charge 1.30% Class 2(a)     $11.30            --                 --            --        10.46%
         Highest contract charge 1.70% Class 2(a)    $11.18            --                 --            --        10.15%
         All contract charges                            --            17           $    194          0.29%

                                    FSA-265

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                          ---------- ----------------- ----------------- ------------- --------
TEMPLETON GROWTH VIP FUND (CONTINUED)
2012(v)  Lowest contract charge 1.30% Class 2               $11.30            --                 --            --        19.45%
         Highest contract charge 1.70% Class 2              $11.16            --                 --            --        18.98%
         All contract charges                                   --           104            $ 1,182          2.11%
VANECK VIP GLOBAL HARD ASSETS FUND
   2016  Lowest contract charge 0.30% Class S Shares        $ 7.43            --                 --            --        42.88%
         Highest contract charge 1.70% Class S Shares       $ 8.55            --                 --            --        41.09%
         All contract charges                                   --         3,507            $30,064          0.37%
   2015  Lowest contract charge 0.30% Class S Shares(d)     $ 5.20            --                 --            --       (33.84)%
         Highest contract charge 1.70% Class S Shares       $ 6.06            --                 --            --       (34.77)%
         All contract charges                                   --         3,188            $19,463          0.03%
   2014  Lowest contract charge 0.65% Class S Shares        $ 8.24            --                 --            --       (19.92)%
         Highest contract charge 1.70% Class S Shares       $ 9.29            --                 --            --       (20.73)%
         All contract charges                                   --         3,170            $29,728          0.00%
2013(w)  Lowest contract charge 0.65% Class S Shares        $10.29            --                 --            --         9.58%
         Highest contract charge 1.70% Class S Shares       $11.72            --                 --            --         8.42%
         All contract charges                                   --         2,760            $32,721          0.48%
2012(u)  Lowest contract charge 1.30% Class S Shares(a)     $10.95            --                 --            --        (2.75)%
         Highest contract charge 1.70% Class S Shares(a)    $10.81            --                 --            --        (3.05)%
         All contract charges                                   --           581            $ 6,332          0.94%
2012(v)  Lowest contract charge 0.65% Class S Shares        $ 9.39            --                 --            --         2.51%
         Highest contract charge 1.70% Class S Shares       $10.81            --                 --            --         1.41%
         All contract charges                                   --         1,801            $19,619          0.65%
VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND
   2016  Lowest contract charge 1.10% Initial Class         $ 9.07            --                 --            --         5.22%
         Highest contract charge 1.25% Initial Class        $ 8.87            --                 --            --         5.09%
         All contract charges                                   --            85            $   756          0.00%
   2015  Lowest contract charge 1.10% Initial Class(l)      $ 8.62            --                 --            --       (12.22)%
         Highest contract charge 1.25% Initial Class        $ 8.44            --                 --            --       (14.23)%
         All contract charges                                   --            69            $   576          4.71%
   2014  Lowest contract charge 1.20% Initial Class         $ 9.84            --                 --            --         1.03%
         Highest contract charge 1.25% Initial Class        $ 9.84            --                 --            --         1.03%
         All contract charges                                   --            33            $   320          0.76%
   2013  Lowest contract charge 1.20% Initial Class(d)      $ 9.74            --                 --            --        (0.61)%
         Highest contract charge 1.25% Initial Class(d)     $ 9.74            --                 --            --        (0.61)%
         All contract charges                                   --             2            $    23          0.00%

   ----------
  (a)Units were made available on April 30, 2012.
  (b)Units were made available on February 19, 2013.
  (c)Units were made available on May 20, 2013.
  (d)Units were made available on November 18, 2013.
  (e)Units were made available on November 18, 2013, but at December 31, 2013 the fund had no accumulation ratios to report.
  (f)Units were made available on June 13, 2014.
  (g)Units were made available on September 22, 2014.
  (h)Units were made available on February 23, 2015.
  (i)Units were made available on March 27, 2015.
  (j)MFS(R) Massachusetts Investors Growth Stock Portfolio replaced MFS(R) Investors Growth Stock Series due to a fund merger on March 27, 2015.
  (k)EQ/International Equity Index replaced EQ/International ETF due to a fund merger on May 22, 2015.
  (l)Units were made available on May 26, 2015.
  (m)Units were made available on July 20, 2015.
  (n)EQ/Core Bond Index replaced Charter/SM/ Fixed Income due to a fund merger on September 25, 2015.
  (o)EQ/Common Stock replaced Charter/SM/ Equity due to a fund merger on September 25, 2015.
  (p)Charter/SM/ International Moderate replaced Charter/SM/ International Conservative due to a fund merger on September 25, 2015.
  (q)Charter/SM/ International Moderate replaced Charter/SM/ International Growth due to a fund merger on September 25, 2015.
  (r)Charter/SM/ Alternative 100 Moderate replaced Charter/SM/ Alternative 100 Conservative Plus due to a fund merger on September 25, 2015.
  (s)Charter/SM/ Alternative 100 Moderate replaced Charter/SM/ Alternative 100 Growth due to a fund merger on September 25, 2015.
  (t)Units were made available on February 22, 2016.

                                    FSA-266

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2016

8. Financial Highlights (Concluded)

  (u)The information shown as of and for the year ended December 31, 2012 is for units outstanding of Separate Account No. 70 prior to the transfer of units from Accumulator 11 and Retirement Cornerstone Series from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
  (v)The information shown as of and for the year ended December 31, 2012 and earlier is for units outstanding of Separate Account No. 49 prior to the transfer of Accumulator 11 and Retirement Cornerstone Series to Separate Account No. 70 on January 1, 2013.
  (w)The total return ratios for the lowest and highest contract charges represent the ratio of the corresponding unit value for the lowest or highest expense charge in Separate Account No. 70 at December 31,2013 compared to the corresponding unit value for that expense charge on December 31, 2012 whether the charges and unit values were reported in Separate Account No. 49 or Separate Account No. 70 on December 31, 2012.
  * This ratio represents expenses as the annual percentage of average net assets consisting of mortality and expense charges, net of Reduction for expense limitation, as applicable, for each period indicated. The expenses of the Portfolios and the reimbursement effected as a reallocation of equity have been excluded.
  ** This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio and reimbursement effected as a reallocation of equity (see Note 6). The ratios do not include any expenses, such as premium and withdrawal charges, as applicable or expenses assessed through redemption.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2016 through the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

   The following Variable Investment Options will be involved in a planned merger effective on or about May 19, 2017, subject to regulatory and shareholder approvals. If approved, on the date of the scheduled merger, interests in certain Variable Investment Options (the "Surviving Options") will replace interests in the current investment options (the "Removed Options"), as listed in the table below.

----------------------------------------------------------------------------------
 REMOVED OPTIONS                      SURVIVING OPTIONS
----------------------------------------------------------------------------------
All Asset Aggressive-Alt 25           All Asset Growth-Alt 20
All Asset Aggressive-Alt 50
All Asset Aggressive-Alt 75
Charter/SM/ Alternative 100 Moderate
----------------------------------------------------------------------------------
Charter/SM/ International Moderate    Charter/SM/ Moderate
----------------------------------------------------------------------------------
Charter/SM/ Income Strategies         AXA/DoubleLine Opportunistic Core Plus Bond
Charter/SM/ Interest Rate Strategies
--------------------------------------
Charter/SM/ Real Assets               EQ/PIMCO Global Real Return
----------------------------------------------------------------------------------

                                    FSA-267

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm...............................................  F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2016 and 2015..............................................  F-2
 Consolidated Statements of Income (Loss), Years Ended December 31, 2016, 2015 and 2014...............  F-4
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2016, 2015 and 2014.  F-5
 Consolidated Statements of Equity, Years Ended December 31, 2016, 2015 and 2014......................  F-6
 Consolidated Statements of Cash Flows, Years Ended December 31, 2016, 2015 and 2014..................  F-7
 Notes to Consolidated Financial Statements
   Note 1 -- Organization............................................................................. F-10
   Note 2 -- Significant Accounting Policies.......................................................... F-10
   Note 3 -- Investments.............................................................................. F-31
   Note 4 -- Goodwill and Other Intangible Assets..................................................... F-49
   Note 5 -- Closed Block............................................................................. F-50
   Note 6 -- Contractholder Bonus Interest Credits and Deferred Acquisition Cost...................... F-51
   Note 7 -- Fair Value Disclosures................................................................... F-52
   Note 8 -- Insurance Liabilities.................................................................... F-63
   Note 9 -- Reinsurance Agreements................................................................... F-67
   Note 10 -- Short-Term Debt......................................................................... F-68
   Note 11 -- Related Party Transactions.............................................................. F-69
   Note 12 -- Employee Benefit Plans.................................................................. F-71
   Note 13 -- Share-Based and Other Compensation Programs............................................. F-75
   Note 14 -- Income Taxes............................................................................ F-80
   Note 15 -- Accumulated Other Comprehensive Income (Loss)........................................... F-82
   Note 16 -- Commitments and Contingent Liabilities.................................................. F-83
   Note 17 -- Litigation.............................................................................. F-85
   Note 18 -- Insurance Group Statutory Financial Information......................................... F-86
   Note 19 -- Business Segment Information............................................................ F-87
   Note 20 -- Quarterly Results of Operations (Unaudited)............................................. F-88
   Note 21 -- Events Subsequent to Original Issuance of Financial Statements (Unaudited).............. F-89

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), equity, and cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for no lapse guarantee features related to guaranteed minimum income benefit riders in 2017.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 24, 2017, except for the change in the manner in which the Company accounts for no lapse guarantee features related to guaranteed minimum income benefit riders discussed in Note 2 to the consolidated financial statements and the revision discussed in Note 2 to the consolidated financial statements, as to which the date is December 21, 2017.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015

                                                      2016       2015
                                                   ---------- ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $32,123 and $31,201).. $   32,570 $   31,893
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $6).......................      9,757      7,171
  Policy loans....................................      3,361      3,393
  Real estate held for production of income.......         56         --
  Other equity investments........................      1,323      1,396
  Trading securities, at fair value...............      9,134      6,886
  Other invested assets...........................      2,226      1,788
                                                   ---------- ----------
   Total investments..............................     58,427     52,527
Cash and cash equivalents.........................      2,950      3,028
Cash and securities segregated, at fair value.....        946        565
Broker-dealer related receivables.................      2,100      1,971
Securities purchased under agreements to resell...         --         79
Deferred policy acquisition costs.................      4,852      5,139
Goodwill and other intangible assets, net.........      3,741      3,733
Amounts due from reinsurers.......................      4,654      4,503
Loans to affiliates...............................        703      1,087
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................     10,316     10,585
Other assets......................................      4,260      4,647
Separate Accounts' assets.........................    111,403    107,497
                                                   ---------- ----------

TOTAL ASSETS...................................... $  204,352 $  195,361
                                                   ========== ==========

LIABILITIES
Policyholders' account balances................... $   38,825 $   32,895
Future policy benefits and other policyholders
  liabilities.....................................     28,939     28,474
Broker-dealer related payables....................        484        404
Securities sold under agreements to repurchase....      1,996      1,890
Customers related payables........................      2,360      1,715
Amounts due to reinsurers.........................        125        131
Short-term debt...................................        513        584
Current and deferred income taxes.................      2,751      3,629
Other liabilities.................................      2,108      2,534
Separate Accounts' liabilities....................    111,403    107,497
                                                   ---------- ----------
   Total liabilities..............................    189,504    179,753
                                                   ---------- ----------
Redeemable Noncontrolling Interest................ $      403 $       13
                                                   ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015
                                  (CONTINUED)

                                                      2016       2015
                                                   ---------- ----------
                                                       (IN MILLIONS)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      5,339      5,321
  Retained earnings...............................      6,005      6,998
  Accumulated other comprehensive income (loss)...          3        215
                                                   ---------- ----------
   Total AXA Equitable's equity...................     11,349     12,536
                                                   ---------- ----------
Noncontrolling interest...........................      3,096      3,059
                                                   ---------- ----------
   Total equity...................................     14,445     15,595
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  204,352 $  195,361
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                    2016      2015      2014
                                                  --------  --------  --------
                                                          (IN MILLIONS)
REVENUES
Policy charges and fee income.................... $  3,344  $  3,291  $  3,150
Premiums.........................................      854       828       847
Net derivative gains (losses)....................   (1,163)   (1,075)    3,555
Net investment income (loss).....................    2,318     2,057     2,210
Investment gains (losses), net:
  Total other-than-temporary impairment losses...      (65)      (41)      (72)
  Portion of loss recognized in other
   comprehensive income (loss)...................       --        --        --
                                                  --------  --------  --------
   Net impairment losses recognized..............      (65)      (41)      (72)
  Other investment gains (losses), net...........       81        21        14
                                                  --------  --------  --------
     Total investment gains (losses), net........       16       (20)      (58)
                                                  --------  --------  --------
Investment management and service fees...........    3,755     3,902     3,900
Other income.....................................       36        40        30
                                                  --------  --------  --------
   Total revenues................................    9,160     9,023    13,634
                                                  --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits..........................    2,745     2,457     3,708
Interest credited to policyholders' account
  balances.......................................    1,079       973     1,029
Compensation and benefits........................    1,723     1,783     1,739
Commissions......................................    1,095     1,111     1,147
Distribution related payments....................      372       394       413
Interest expense.................................       16        20        53
Amortization of deferred policy acquisition
  costs, net.....................................      287      (254)     (350)
Other operating costs and expenses...............    1,458     1,497     1,668
                                                  --------  --------  --------
   Total benefits and other deductions...........    8,775     7,981     9,407
                                                  --------  --------  --------
Income (loss) from operations, before income
  taxes..........................................      385     1,042     4,227
Income tax (expense) benefit.....................      168        23    (1,040)
                                                  --------  --------  --------
Net income (loss)................................      553     1,065     3,187
  Less: net (income) loss attributable to the
   noncontrolling interest.......................     (496)     (398)     (382)
                                                  --------  --------  --------
Net Income (Loss) Attributable to AXA Equitable.. $     57  $    667  $  2,805
                                                  ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                     2016     2015      2014
                                                   -------  --------  --------
                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)................................. $   553  $  1,065  $  3,187
                                                   -------  --------  --------

Other comprehensive income (loss) net of income
taxes:
   Foreign currency translation adjustment........     (18)      (25)      (21)
   Change in unrealized gains (losses), net of
     reclassification adjustment..................    (208)     (828)      912
   Changes in defined benefit plan related items
     not yet recognized in periodic benefit cost,
     net of reclassification adjustment...........      (3)       (4)      (23)
                                                   -------  --------  --------
Total other comprehensive income (loss), net of
  income taxes....................................    (229)     (857)      868
                                                   -------  --------  --------

Comprehensive income (loss).......................     324       208     4,055

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................    (479)     (383)     (353)
                                                   -------  --------  --------

Comprehensive Income (Loss) Attributable to AXA
  Equitable....................................... $  (155) $   (175) $  3,702
                                                   =======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                      2016       2015       2014
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end
   of year........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning of
   year...........................................     5,321      5,957      5,908
  Deferred tax on dividend of AB Units............        --        (35)        --
  Non cash capital contribution from AXA
   Financial (See Note 12)........................        --        137         --
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................        --       (772)        --
  Changes in capital in excess of par value.......        18         34         49
                                                   ---------  ---------  ---------
  Capital in excess of par value, end of year.....     5,339      5,321      5,957
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............     6,998      7,243      5,260
  Cumulative impact of implementing accounting
   change.........................................        --         --       (441)
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year after
   accounting change..............................     6,998      7,243      4,819
  Net income (loss)...............................        57        667      2,805
  Shareholder dividends...........................    (1,050)      (912)      (381)
                                                   ---------  ---------  ---------
  Retained earnings, end of year..................     6,005      6,998      7,243
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year..............................       215        285       (603)
  Cumulative impact of implementing accounting
   change.........................................        --         --         (9)
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income,
   beginning of year after accounting change......       215        285       (612)
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................        --        772         --
  Other comprehensive income (loss)...............      (212)      (842)       897
                                                   ---------  ---------  ---------
  Accumulated other comprehensive income (loss),
   end of year....................................         3        215        285
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR......    11,349     12,536     13,487
                                                   ---------  ---------  ---------

  Noncontrolling interest, beginning of year......     3,059      2,967      2,934
  Repurchase of AB Holding units..................      (168)      (154)       (62)
  Net income (loss) attributable to
   noncontrolling interest........................       491        398        382
  Dividends paid to noncontrolling interest.......      (384)      (414)      (401)
  Dividend of AB Units by AXA Equitable to AXA
   Financial......................................        --        145         --
  Other comprehensive income (loss) attributable
   to noncontrolling interest.....................       (17)       (15)       (29)
  Other changes in noncontrolling interest........       115        132        143
                                                   ---------  ---------  ---------

     Noncontrolling interest, end of year.........     3,096      3,059      2,967
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  14,445  $  15,595  $  16,454
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                      2016      2015      2014
                                                   ---------  --------  --------
                                                           (IN MILLIONS)
Net income (loss)................................. $     553  $  1,065  $  3,187
Adjustments to reconcile net income (loss) to net
  cash provided by operating activities:
  Interest credited to policyholders' account
   balances.......................................     1,079       973     1,029
  Policy charges and fee income...................    (3,344)   (3,291)   (3,150)
  Net derivative (gains) losses...................     1,163     1,075    (3,555)
  Investment (gains) losses, net..................       (16)       20        58
  Realized and unrealized (gains) losses on
   trading securities.............................        41        43       (22)
  Non-cash long term incentive compensation
   expense........................................       152       172       171
  Amortization of deferred sales commission.......        41        49        42
  Other depreciation and amortization.............       (98)      (18)       44
  Amortization of deferred cost of reinsurance
   asset..........................................       159       121       292
  Amortization of other intangibles...............        29        28        27

Changes in:
  Net broker-dealer and customer related
   receivables/payables...........................       608       (38)     (525)
  Reinsurance recoverable.........................      (304)     (929)     (314)
  Segregated cash and securities, net.............      (381)      (89)      505
  Deferred policy acquisition costs...............       287      (254)     (350)
  Future policy benefits..........................       431       631     1,486
  Current and deferred income taxes...............      (826)       49       793
  Accounts payable and accrued expenses...........       (66)       38      (259)
  Other, net......................................        31        31       (59)
                                                   ---------  --------  --------

Net cash provided by (used in) operating
  activities...................................... $    (461) $   (324) $   (600)
                                                   ---------  --------  --------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                       2016       2015        2014
                                                    ---------  ----------  ---------
                                                              (IN MILLIONS)
Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale............ $   7,154  $    4,368  $   3,157
   Mortgage loans on real estate...................       676         609        652
   Trading account securities......................     6,271      10,768      6,099
   Other...........................................        32         134         99
  Payment for the purchase/origination of:
   Fixed maturities, available for sale............    (7,873)     (4,701)    (5,184)
   Mortgage loans on real estate...................    (3,261)     (1,311)    (1,432)
   Trading account securities......................    (8,691)    (12,501)    (7,014)
   Other...........................................      (250)       (132)      (135)
  Cash settlements related to derivative
   instruments.....................................       102         529        999
  Decrease in loans to affiliates..................       384          --         --
  Change in short-term investments.................      (205)       (363)        (5)
  Investment in capitalized software, leasehold
   improvements and EDP equipment..................       (85)        (71)       (83)
  Purchase of business, net of cash acquired.......       (21)         --        (61)
  Other, net.......................................       409         203        157
                                                    ---------  ----------  ---------

Net cash provided by (used in) investing
  activities....................................... $  (5,358) $   (2,468) $  (2,751)
                                                    ---------  ----------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                      2016       2015       2014
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  9,746  $   5,757  $   6,011
   Withdrawals.....................................   (2,874)    (2,861)    (2,867)
   Transfer (to) from Separate Accounts............    1,202      1,045        815
  Change in short-term financings..................      (69)        95        221
  Change in collateralized pledged assets..........     (677)        (2)       (12)
  Change in collateralized pledged liabilities.....      125       (270)       430
  (Decrease) increase in overdrafts payable........      (85)        80        (39)
  Repayment of Loans from Affiliates...............       --         --       (825)
  Repayment of long term debt......................       --       (200)        --
  Shareholder dividends paid.......................   (1,050)      (767)      (382)
  Repurchase of AB Holding units...................     (236)      (214)       (90)
  Redemptions of non-controlling interests of
   consolidated VIEs, net..........................     (137)        --         --
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (385)      (414)      (401)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................      104        939        950
  (Increase) decrease in securities purchased
   under agreement to resell.......................       79        (79)        --
  Other, net.......................................        8          5         (7)
                                                    --------  ---------  ---------

Net cash provided by (used in) financing
  activities.......................................    5,751      3,114      3,804
                                                    --------  ---------  ---------

Effect of exchange rate changes on cash and cash
  equivalents......................................      (10)       (10)       (20)

Change in cash and cash equivalents................      (78)       312        433
Cash and cash equivalents, beginning of year.......    3,028      2,716      2,283
                                                    --------  ---------  ---------

Cash and Cash Equivalents, End of Year............. $  2,950  $   3,028  $   2,716
                                                    ========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................... $     11  $      19  $      72
                                                    ========  =========  =========
  Income Taxes (Refunded) Paid..................... $    613  $     (80) $     272
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable annuity products, employee benefit products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   At December 31, 2016 and 2015, the Company's economic interest in AB was 29.0% and 28.6%, respectively. At December 31, 2016 and 2015, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 63.7% and 62.8%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2016", "2015" and "2014" refer to the years ended December 31, 2016, 2015 and 2014, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting Change

   In third quarter 2017, the Company voluntarily changed to fair value accounting for variable annuity products with the Guaranteed Minimum Income Benefits feature with a no-lapse guarantee ("GMIBNLG") as a retrospective change in accounting principle. Changes in the estimated fair value of the embedded derivative is reported in Net derivative gains (losses). The Company believes that the new method of accounting for the GMIBNLG as an embedded derivative at fair value more accurately reflects the economics of the NLG feature and is more meaningful to users of our financial statements.

   All periods presented, have been adjusted to apply the new method retrospectively. The impact of the change in accounting principle to net income (loss) during the twelve months ended 2016, 2015 and 2014 was an increase of $75 million, and a decrease of $399 million and $1,109 million, respectively. The Company's opening retained earnings decreased $441 million as of January 1, 2014 for the effect of retroactive application of the accounting change.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016 and implementation of this guidance the adoption did not have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this new standard beginning January 1, 2016, having elected not to early-adopt in previous interim periods, and applied the guidance using a modified retrospective approach, thereby not requiring the restatement of prior year periods. The Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management segment that were not consolidated in accordance with previous guidance. See Consolidation of VIEs below.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy was intended to eliminate the diversity in practice with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy is now the observability of the inputs. The amendment was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance was effective for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance was effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2014, the FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment. The revised guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The revised guidance will be applied prospectively, and is effective for fiscal year ending December 31, 2020. Early adoption is permitted for fiscal periods beginning after January 1, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016, with early adoption permitted. Adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investments had been held. The amendment is effective for interim and annual periods beginning after December 15, 2016 and should be applied prospectively upon their effective date to increases in the level of ownership interest or degree of influence that result in the adoption of the equity method. The amendment is not expected to have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The amendment is effective for interim and annual periods beginning after December 15, 2016. The provisions will be applied using various transition approaches (prospective, retrospective and modified retrospective). Management is currently evaluating the impact that the adoption of this standard will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for interim and annual periods, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and income of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax income from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's income.

   If the actual cumulative income from the Closed Block are greater than the expected cumulative income, only the expected income will be recognized in net income. Actual cumulative income in excess of expected cumulative income at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block income in a subsequent period are less than the expected income for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative income of the Closed Block are less than the expected cumulative income, only actual income would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net income (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees (including former employees) and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2016 and 2015, the carrying value of COLI was $892 million and $864 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Net derivative gains (losses)" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2016 and 2015, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $34 million and $72 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in net income (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2016, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.67% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.67% net of product weighted average Separate Account fees) and 0.0% (-2.33% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2016, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in net income in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative income over expected cumulative income as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in net income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period net income (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in net income (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium, investment performance and interest credited, net of surrenders, withdrawals, benefits and charges.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.3%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to income.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

   For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and/or a guaranteed minimum living benefit ("GMLB," and together with GMDB, the "GMxB features") which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit ("GMIB") base. The Company previously issued certain variable annuity products with guaranteed income benefit ("GIB") features, guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features. The Company has also assumed reinsurance for products with GMxB features.

   Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   Products that have a GMIB feature with a no-lapse guarantee rider ("NLG"), GIB, GWBL, GMWB and GMAB features and the assumed products with GMAB features (collectively "GMxB derivative features liability") are considered either freestanding or embedded derivatives and discussed below under ("Embedded Derivatives").

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (I.E., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income. Premium deficiency reserves have been recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of income may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional profits followed by loss liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A profits followed by loss liability is included in "Future policy benefits" and is predominately associated with certain interest-sensitive life contracts.

   Embedded Derivatives

   Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

   Additionally, the Company cedes and assumes reinsurance for products with GMxB features, which are considered an embedded derivative when part of a reinsurance contract covers risks not treated as derivative or a freestanding derivative otherwise. The GMxB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios.

   Changes in the fair value of embedded and freestanding derivatives are reported on the consolidated statements of income (loss) in Net derivative gains (losses). Reserves for embedded derivatives liabilities and assumed reinsurance contracts are reported in Future policyholders' benefits and other policyholders' liabilities and the GMIB reinsurance contract asset, at fair value is reported in a stand-alone line in the consolidated balance sheets.

   Embedded and freestanding insurance derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent "excess" fees and are reported in Policy charges and fee income.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2016, participating policies, including those in the Closed Block, represent approximately 5.0% ($17,491 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment income (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of income
   (loss). For 2016, 2015 and 2014, investment results of such Separate Accounts were gains (losses) of $8,222 million, $1,148 million and $5,959 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Advisory and Administrative Services Revenues and Related Expenses

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Investment management and service fees in the Consolidated statements of income (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of income (loss).

   Recognition of Investment Management Revenues and Related Expenses

   Investment management and service fees principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2016 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2016. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   Income Taxes

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed income of non-U.S. corporate subsidiaries except to the extent that such income are permanently invested outside the United States.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2016, the Insurance segment's General Account held approximately $1,209 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Insurance segment is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests and/or other financial arrangements, if any, the Insurance segment was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $157,986 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,209 million and approximately $697 million of unfunded commitments at December 31, 2016. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   As a result of adopting the new guidance, the Company identified for consolidation under the VIE model three investment funds sponsored by AB. In addition, the Company identified as a VIE an AB private equity fund previously consolidated at December 31, 2015 under the VOE model. The assets of these consolidated VIEs are presented within other invested assets and cash and cash equivalents and liabilities of these consolidated VIEs are presented within other liabilities on the face of the Company's consolidated balance sheet at December 31, 2016; ownership interests not held by the Company relating to these consolidated VIEs are presented either as redeemable or non-redeemable non-controlling interest, as appropriate.

   In 2016, subsequent to the initial adoption of the VIEs guidance, AB consolidated six additional investment funds that were classified as VIEs in which AB obtained a controlling financial interest due to its investment in those funds and deconsolidated a VIE of which AB no longer was the primary beneficiary due to the redemption of its seed money from the fund. At the time of adoption of the new consolidation guidance, AXA financial consolidated total assets of $265 million, total liabilities of $14 million and redeemable non-controlling interest of $251 million in the consolidated balance sheet. As of December 31, 2016 AXA financial consolidated
   $933 million of assets, liabilities of $293 million and redeemable non-controlling interest of $392 million associated with the consolidation of VIEs.

   As of December 31, 2016, the net assets of investment products sponsored by AB that are non-consolidated VIEs are approximately $43,700 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $13 million at December 31, 2016. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain VISL products as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields.

   The net impact of these model changes and assumption updates in 2016 decreased policyholders' benefits by $135 million, increased the amortization of DAC by $417 million, increased Policy charges and fee income by $35 million, decreased Income from operations before income taxes by $247 million and decreased Net income by approximately $161 million.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase that previously had been anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Income from operations before income taxes and Net income, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, and increase in the fair value of the GMIBNLG liability of $786 million, a decrease in the GMDB/GMIB reserves of $864 million and a decrease in the amortization of DAC of $32 million. In 2015, this assumption update decreased Income from operations before income taxes and Net income by approximately $636 million and $413 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $570 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $73 million. In 2015, this assumption update decreased Income from operations before income taxes and Net income by approximately $527 million and $342 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the fair value of the GMIBNLG liability of $101 million, an increase in the GMIB reserves of $53 million and a decrease in the amortization of DAC of $12 million. In 2015, this assumption update increased Income from operations before income taxes and Net income by approximately $74 million and $48 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million, a decrease in the fair value of the GMIBNLG liability of $320 million and a decrease in the GMIB reserves of $47 million. In 2015, this assumption update increased Income from operations before income taxes and Net income by approximately $103 million and $67 million, respectively.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million, an increase in the fair value of the GMIBNLG liability of $33 million and an increase in the GMIB reserves of $15 million. In 2014, this assumption update increased Income from operations before income taxes and Net income by approximately $13 million and $9 million, respectively.

   In addition, in 2014, the Company made a change in the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these changes in 2014 were a

   $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Income (Loss) in Net derivative gains (losses). In 2014, these changes increased Income from operations before income taxes and Net income by approximately $473 million and $307 million, respectively.

   Revision of Prior Period Financial Statements

   In 2017, management identified errors in its previous financial statements. These errors primarily related to errors in the calculation of policyholders' benefit reserves for one of the Company's variable annuity products with indexed-linked features and the calculation of DAC amortization for certain variable and interest sensitive life products. Management evaluated the impact of these errors both individually and in the aggregate and concluded they were not material to any previously reported annual and quarterly financial statements. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the consolidated balance sheet as of December 31, 2016 and 2015 and the related consolidated statements of income (loss), comprehensive income (loss), shareholders' equity and of cash flows for the years ended December 31, 2016, 2015 and 2014 to include the revisions discussed above and all previously recorded out-of-period adjustments in each of the applicable periods for comparability purposes. The impacts of these revisions to each of the previously reported consolidated statements are disclosed below. This information has been corrected from the information previously presented in the third quarter 2017 Form 10-Q (the "Q3 2017 Form 10-Q").

                                              AS PREVIOUSLY REPORTED IMPACT OF REVISIONS/(1)/      AS REVISED
                                              ---------------------  ------------------------ ---------------------
                                                  DECEMBER 31,          DECEMBER 31,              DECEMBER 31,
                                              ---------------------  -----------------------  ---------------------
                                                 2016        2015     2016         2015          2016       2015
                                              ----------  ---------- ------       -----       ---------- ----------
                                                                    (IN MILLIONS)
ASSETS:
  Real estate held for production of income.. $       45  $       -- $   11       $  --       $       56 $       --
  Other equity investments...................      1,363       1,477    (40)        (81)           1,323      1,396
  Trading securities, at fair value..........      9,134       6,805     --          81            9,134      6,886
  Other invested assets......................      2,186       1,788     40          --            2,226      1,788
                                                                          ------       -----
  Total investments..........................     58,416      52,527     11          --           58,427     52,527
  DAC........................................      4,301       4,469      6         105            4,307      4,574
  Amounts due from reinsurers................      4,635       4,466     19          37            4,654      4,503
  Guaranteed minimum income
   benefit reinsurance asset, at fair value..     10,309      10,570      7          15           10,316     10,585
  Other assets...............................      4,260       4,634     --          13            4,260      4,647
                                                                          ------       -----
   Total Assets.............................. $  203,764  $  194,626 $   43       $ 170       $  203,807 $  194,796
                                                                          ------       -----
LIABILITIES:
  Policyholders' account balances............ $   38,782  $   33,033 $   43       $(138)      $   38,825 $   32,895
  Future policyholders' benefits and other
   policyholders' liabilities................     25,358      24,531    145         355           25,503     24,886
  Current and deferred taxes.................      3,816       4,647    (52)         40            3,764      4,687
  Other liabilities..........................      2,108       2,586     --         (52)           2,108      2,534
                                                                          ------       -----
   Total Liabilities.........................    186,945     177,018    136         205          187,081    177,223
                                                                          ------       -----
EQUITY:
  Retained Earnings..........................      7,983       8,958   (104)        (11)           7,879      8,947
  Accumulated other comprehensive income
   (loss)....................................          7         228     --           3                7        231
  AXA Equitable Equity.......................     13,331      14,509   (104)         (8)          13,227     14,501
  Noncontrolling interest....................      3,085       3,086     11         (27)           3,096      3,059
  Equity.....................................     16,416      17,595    (93)        (35)          16,323     17,560
                                                                          ------       -----
   Total Liabilities and Equity.............. $  203,764  $  194,626 $   43       $ 170       $  203,807 $  194,796
                                                                          ======       =====

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED        IMPACT OF REVISIONS/(1)/
                                                ------------------------------  ---------------------------
                                                    YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                ------------------------------  ---------------------------
                                                   2016      2015       2014      2016     2015      2014
                                                ---------  --------  ---------  -------  --------  --------
                                                                                       (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,423  $  3,208  $   3,115  $   194  $    323  $    242
   Premiums....................................       880       854        874      (26)      (26)      (27)
   Net derivative gains (losses)...............    (1,280)     (208)     5,409       43      (140)      (65)
                                                                                -------  --------  --------
       Total revenues..........................     9,148     9,833     15,480      211       157       150
                                                                                -------  --------  --------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,913     2,743      3,579      174       126       453
   Interest credited to Policyholder's
     Account Balances..........................       978     1,048      1,155      101       (75)     (126)
   Amortization of deferred policy
     acquisition costs, net....................       162      (331)      (413)      97        17        29
   Other operating costs and expenses..........     1,458     1,415      1,692       --        82       (24)
                                                                                -------  --------  --------
       Total benefits and other deductions.....     8,717     8,183      9,365      372       150       332
                                                                                -------  --------  --------
  Income (loss) from operations, before
   income taxes................................       431     1,650      6,115     (161)        7      (182)
  Income tax (expense) benefit.................       113      (186)    (1,695)      95        (7)       58
  Net income (loss)............................       544     1,464      4,420      (66)       --      (124)
  Less: net (income) loss attributable to
   the noncontrolling interest.................      (469)     (403)      (387)     (27)        5         5
                                                                                -------  --------  --------
  Net income (loss) attributable to AXA
   Equitable................................... $      75  $  1,061  $   4,033  $   (93) $      5  $   (119)
                                                                                =======  ========  ========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     544  $  1,464  $   4,420  $   (66) $     --  $   (124)
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (217)     (881)       969       (3)        3        --
  Total other comprehensive income (loss),
   net of income taxes.........................      (238)     (910)       925       (3)        3        --
Comprehensive income (loss)....................       306       554      5,345      (69)        3      (124)
Less: Comprehensive (income) loss
  attributable to noncontrolling interest......      (452)     (388)      (358)     (27)        5         5
                                                                                -------  --------  --------
  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (146) $    166  $   4,987  $   (96) $      8  $   (119)
                                                                                =======  ========  ========

                                                          AS REVISED
                                                ------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                   2016      2015       2014
                                                ---------  --------  ---------

STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,617  $  3,531  $   3,357
   Premiums....................................       854       828        847
   Net derivative gains (losses)...............    (1,237)     (348)     5,344

       Total revenues..........................     9,359     9,990     15,630

  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     3,087     2,869      4,032
   Interest credited to Policyholder's
     Account Balances..........................     1,079       973      1,029
   Amortization of deferred policy
     acquisition costs, net....................       259      (314)      (384)
   Other operating costs and expenses..........     1,458     1,497      1,668

       Total benefits and other deductions.....     9,089     8,333      9,697

  Income (loss) from operations, before
   income taxes................................       270     1,657      5,933
  Income tax (expense) benefit.................       208      (193)    (1,637)
  Net income (loss)............................       478     1,464      4,296
  Less: net (income) loss attributable to
   the noncontrolling interest.................      (496)     (398)      (382)

  Net income (loss) attributable to AXA
   Equitable................................... $     (18) $  1,066  $   3,914

STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     478  $  1,464  $   4,296
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (220)     (878)       969
  Total other comprehensive income (loss),
   net of income taxes.........................      (241)     (907)       925
Comprehensive income (loss)....................       237       557      5,221
Less: Comprehensive (income) loss
  attributable to noncontrolling interest......      (479)     (383)      (353)

  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (242) $    174  $   4,868


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED        IMPACT OF REVISIONS/(1)/
                                               -------------------------------  ---------------------------
                                                   YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                               -------------------------------  ---------------------------
                                                  2016       2015       2014      2016      2015      2014
                                               ---------  ---------  ---------  --------  --------  -------
                                                                                       (IN MILLIONS)
STATEMENTS OF EQUITY:
  Capital in excess of par value, beginning
   of year.................................... $   5,321  $   5,957  $   5,934  $     --  $     --  $   (26)
  Deferred tax on dividend of AB Units........        --        (35)       (26)       --        --       26
                                                                                --------  --------  -------
  Capital in excess of par value, end of year.     5,339      5,321      5,957        --        --       --
  Retained earnings, beginning of year........ $   8,958  $   8,809  $   5,205  $    (11) $    (16) $    55
  Stockholder dividends.......................    (1,050)      (912)      (429)       --        --       48
  Net income (loss)...........................        75      1,061      4,033       (93)        5     (119)
                                                                                --------  --------  -------
  Retained earnings, end of period............     7,983      8,958      8,809      (104)      (11)     (16)
                                                                                --------  --------  -------
  Accumulated other comprehensive income
   (loss), beginning of year..................       228        351       (603)        3        --       --
  Other comprehensive income (loss)...........      (221)      (895)       954        (3)        3       --
                                                                                --------  --------  -------
  Accumulated other comprehensive income
   (loss), end of year........................         7        228        351        --         3       --
                                                                                --------  --------  -------
   Total AXA Equitable's equity, end of
     period...................................    13,331     14,509     15,119      (104)       (8)     (16)
                                                                                --------  --------  -------
  Noncontrolling interest, beginning of year..     3,086      2,989      2,903       (27)      (22)      31
  Net income (loss) attributable to
   noncontrolling interest....................       464        403        387        27        (5)      (5)
  Dividend of AB Units by AXA Equitable to
   AXA Financial..............................        --        145         48        --        --      (48)
  Other changes in noncontrolling interest....       104        132        143        11        --       --
                                                                                --------  --------  -------
  Noncontrolling interest, end of year........     3,085      3,086      2,989        11       (27)     (22)
                                                                                --------  --------  -------
   TOTAL EQUITY, END OF PERIOD................ $  16,416  $  17,595  $  18,108  $    (93) $    (35) $   (38)
                                                                                ========  ========  =======
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     544  $   1,464  $   4,420  $    (66) $     --  $  (124)
   Policy charges and fee income..............    (3,423)    (3,208)    (3,115)     (194)     (323)    (242)
   Interest credited to policyholders'
     account balances.........................       978      1,048      1,155       101       (75)    (126)
   Net derivative (gains) loss................     1,280        208     (5,409)      (43)      140       65
   Amortization of deferred cost of
     reinsurance asset........................       159         39        302        --        82      (10)

                                                          AS REVISED
                                               -------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                               -------------------------------
                                                  2016       2015       2014
                                               ---------  ---------  ---------

STATEMENTS OF EQUITY:
  Capital in excess of par value, beginning
   of year.................................... $   5,321  $   5,957  $   5,908
  Deferred tax on dividend of AB Units........        --        (35)        --

  Capital in excess of par value, end of year.     5,339      5,321      5,957
  Retained earnings, beginning of year........ $   8,947  $   8,793  $   5,260
  Stockholder dividends.......................    (1,050)      (912)      (381)
  Net income (loss)...........................       (18)     1,066      3,914

  Retained earnings, end of period............     7,879      8,947      8,793

  Accumulated other comprehensive income
   (loss), beginning of year..................       231        351       (603)
  Other comprehensive income (loss)...........      (224)      (892)       954

  Accumulated other comprehensive income
   (loss), end of year........................         7        231        351

   Total AXA Equitable's equity, end of
     period...................................    13,227     14,501     15,103

  Noncontrolling interest, beginning of year..     3,059      2,967      2,934
  Net income (loss) attributable to
   noncontrolling interest....................       491        398        382
  Dividend of AB Units by AXA Equitable to
   AXA Financial..............................        --        145         --
  Other changes in noncontrolling interest....       115        132        143

  Noncontrolling interest, end of year........     3,096      3,059      2,967

   TOTAL EQUITY, END OF PERIOD................ $  16,323  $  17,560  $  18,070

STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     478  $   1,464  $   4,296
   Policy charges and fee income..............    (3,617)    (3,531)    (3,357)
   Interest credited to policyholders'
     account balances.........................     1,079        973      1,029
   Net derivative (gains) loss................     1,237        348     (5,344)
   Amortization of deferred cost of
     reinsurance asset........................       159        121        292

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                  AS PREVIOUSLY REPORTED      IMPACT OF REVISIONS/(1)/
                                               ----------------------------  -------------------------
                                                  YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                               ----------------------------  -------------------------
                                                 2016      2015      2014      2016     2015     2014
                                               --------  --------  --------  -------  -------  -------
                                                                                   (IN MILLIONS)
   Changes in:
   Future policy benefits..................... $    803  $    878  $  1,518  $   (30) $   165  $   292
   Deferred Policy Acquisition costs..........      162      (331)     (413)      97       17       29
   Reinsurance recoverable....................     (534)     (916)     (488)     230      (13)     174
   Current and deferred income taxes..........     (771)      258     1,448      (95)       7      (58)
   Other......................................       31       111       (98)      --      (80)      39
                                                                             -------  -------  -------
  Net cash provided by (used in) operating
   activities................................. $   (461) $   (244) $   (639) $    --  $   (80) $    39
                                                                             =======  =======  =======

  CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' accounts balance deposits... $  9,342  $  5,757  $  6,011  $   404  $    --  $    --
   Policyholders' accounts balance transfer
     (to) from Separate Accounts..............    1,606     1,045       815     (404)      --       --
   (Decrease) increase in overdrafts payable..      (85)       --        --       --       80      (39)
                                                                             -------  -------  -------
  Net cash provided by (used in) financing
   activities................................. $  5,751  $  3,034  $  3,843  $    --  $    80  $   (39)
                                                                             =======  =======  =======

                                                        AS REVISED
                                               ----------------------------
                                                  YEAR ENDED DECEMBER 31,
                                               ----------------------------
                                                 2016      2015      2014
                                               --------  --------  --------

   Changes in:
   Future policy benefits..................... $    773  $  1,043  $  1,810
   Deferred Policy Acquisition costs..........      259      (314)     (384)
   Reinsurance recoverable....................     (304)     (929)     (314)
   Current and deferred income taxes..........     (866)      265     1,390
   Other......................................       31        31       (59)

  Net cash provided by (used in) operating
   activities................................. $   (461) $   (324) $   (600)


  CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' accounts balance deposits... $  9,746  $  5,757  $  6,011
   Policyholders' accounts balance transfer
     (to) from Separate Accounts..............    1,202     1,045       815
   (Decrease) increase in overdrafts payable..      (85)       80       (39)

  Net cash provided by (used in) financing
   activities................................. $  5,751  $  3,114  $  3,804


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

   The following table presents the effects of the accounting change to the Company's previously reported consolidated balance sheet as of December 31, 2016 and 2015 and the related consolidated statements of income (loss), comprehensive income (loss), shareholders' equity and of cash flows for the years ended December 31, 2016, 2015 and 2014. This information has been corrected from the information previously presented in the third quarter 2017 Form 10-Q (the "Q3 2017 Form 10-Q").

                                              AS PREVIOUSLY REPORTED IMPACT OF ACCOUNTING
                                              AND ADJUSTED HEREIN       CHANGE/(1)/          AS REVISED
                                              ---------------------- -------------------  -----------------
                                                DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                              ---------------------- -------------------  -----------------
                                                2016        2015       2016       2015      2016     2015
                                              --------    --------   -------    -------   -------- --------
                                                                  (IN MILLIONS)
ASSETS:
  DAC........................................ $  4,307    $  4,574   $   545    $   565   $  4,852 $  5,139
                                                                       -------   -------
   Total Assets.............................. $203,807    $194,796   $   545    $   565   $204,352 $195,361
                                                                       -------   -------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................   25,503      24,886     3,436      3,588     28,939   28,474
  Current and deferred taxes.................    3,764       4,687    (1,013)    (1,058)     2,751    3,629
                                                                       -------   -------
   Total Liabilities.........................  187,081     177,223     2,423      2,530    189,504  179,753
                                                                       -------   -------

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                               AS PREVIOUSLY REPORTED IMPACT OF ACCOUNTING
                                                AND ADJUSTED HEREIN       CHANGE/(1)/           AS REVISED
                                               ---------------------  ------------------   ---------------------
                                                   DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                               ---------------------  ------------------   ---------------------
                                                  2016        2015       2016       2015      2016       2015
                                               ----------  ---------- ---------   -------  ---------- ----------
                                                                        (IN MILLIONS)
  EQUITY:
   Retained Earnings.......................... $    7,879  $    8,947 $  (1,874)  $(1,949) $    6,005 $    6,998
   Accumulated other comprehensive income
     (loss)...................................          7         231        (4)      (16)          3        215
     AXA Equitable Equity.....................     13,227      14,501    (1,878)   (1,965)     11,349     12,536
       Equity.................................     16,323      17,560    (1,878)   (1,965)     14,445     15,595
                                                                      ---------   -------
Total Liabilities and Equity.................. $  203,807  $  194,796 $     545   $   565  $  204,352 $  195,361
                                                                      =========   =======

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED         IMPACT OF ACCOUNTING
                                                     AND ADJUSTED HEREIN               CHANGE/(1)/
                                                -----------------------------  ---------------------------
                                                   YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                -----------------------------  ---------------------------
                                                   2016      2015      2014      2016     2015      2014
                                                ---------  --------  --------  -------  -------  ---------
                                                                                       (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,617  $  3,531  $  3,357  $  (273) $  (240) $    (207)
   Net derivative gains (losses)...............    (1,237)     (348)    5,344       74     (727)    (1,789)
                                                                               -------  -------  ---------
       Total revenues..........................     9,359     9,990    15,630     (199)    (967)    (1,996)
                                                                               -------  -------  ---------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     3,087     2,869     4,032     (342)    (412)      (324)
   Amortization of deferred policy
     acquisition costs.........................       259      (314)     (384)      28       60         34
                                                                               -------  -------  ---------
       Total benefits and other deductions.....     9,089     8,333     9,697     (314)    (352)      (290)
                                                                               -------  -------  ---------
  Income (loss) from operations, before
   income taxes................................       270     1,657     5,933      115     (615)    (1,706)
  Income tax (expense) benefit.................       208      (193)   (1,637)     (40)     216        597
                                                                               -------  -------  ---------
  Net income (loss)............................       478     1,464     4,296       75     (399)    (1,109)
                                                                               -------  -------  ---------
  Net income (loss) attributable to AXA
   Equitable................................... $     (18) $  1,066  $  3,914  $    75  $  (399) $  (1,109)
                                                                               =======  =======  =========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)............................ $     478  $  1,464  $  4,296  $    75  $  (399) $  (1,109)
  Change in unrealized gains (losses), net
   of reclassification adjustment..............      (220)     (878)      969       12       50        (57)
   Total other comprehensive income (loss),
     net of income taxes.......................      (241)     (907)      925       12       50        (57)
  Comprehensive income (loss)..................       237       557     5,221       87     (349)    (1,166)
                                                                               -------  -------  ---------
   Comprehensive income (loss) attributable
     to AXA Equitable.......................... $    (242) $    174  $  4,868  $    87  $  (349) $  (1,166)
                                                                               =======  =======  =========

                                                           AS REVISED
                                                -------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                   2016       2015       2014
                                                ---------  ---------  ---------

STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,344  $   3,291  $   3,150
   Net derivative gains (losses)...............    (1,163)    (1,075)     3,555

       Total revenues..........................     9,160      9,023     13,634

  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,745      2,457      3,708
   Amortization of deferred policy
     acquisition costs.........................       287       (254)      (350)

       Total benefits and other deductions.....     8,775      7,981      9,407

  Income (loss) from operations, before
   income taxes................................       385      1,042      4,227
  Income tax (expense) benefit.................       168         23     (1,040)

  Net income (loss)............................       553      1,065      3,187

  Net income (loss) attributable to AXA
   Equitable................................... $      57  $     667  $   2,805

STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)............................ $     553  $   1,065  $   3,187
  Change in unrealized gains (losses), net
   of reclassification adjustment..............      (208)      (828)       912
   Total other comprehensive income (loss),
     net of income taxes.......................      (229)      (857)       868
  Comprehensive income (loss)..................       324        208      4,055

   Comprehensive income (loss) attributable
     to AXA Equitable.......................... $    (155) $    (175) $   3,702


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED            IMPACT OF ACCOUNTING
                                                     AND ADJUSTED HEREIN                  CHANGE/(1)/
                                               -------------------------------  -------------------------------
                                                   YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                               -------------------------------  -------------------------------
                                                  2016       2015       2014       2016       2015       2014
                                               ---------  ---------  ---------  ---------  ---------  ---------
                                                                                         (IN MILLIONS)
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $   8,947  $   8,793  $   5,260  $  (1,949) $  (1,550) $    (441)
  Stockholder dividends.......................    (1,050)      (912)      (381)        --         --         --
  Net income (loss)...........................       (18)     1,066      3,914         75       (399)    (1,109)
                                                                                ---------  ---------  ---------
  Retained earnings, end of period............     7,879      8,947      8,793     (1,874)    (1,949)    (1,550)
                                                                                ---------  ---------  ---------
  Accumulated other comprehensive income
   (loss), beginning of year..................       231        351       (603)       (16)       (66)        (9)
  Other comprehensive income (loss)...........      (224)      (892)       954         12         50        (57)
                                                                                ---------  ---------  ---------
  Accumulated other comprehensive income
   (loss), end of year........................         7        231        351         (4)       (16)       (66)
                                                                                ---------  ---------  ---------
   Total AXA Equitable's equity, end of
     period...................................    13,227     14,501     15,103     (1,878)    (1,965)    (1,616)
                                                                                ---------  ---------  ---------
     TOTAL EQUITY, END OF PERIOD.............. $  16,323  $  17,560  $  18,070  $  (1,878) $  (1,965) $  (1,616)
                                                                                =========  =========  =========
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     478  $   1,464  $   4,296  $      75  $    (399) $  (1,109)
   Policy charges and fee income..............    (3,617)    (3,531)    (3,357)       273        240        207
   Net derivative (gains) loss................     1,237        348     (5,344)       (74)       727      1,789
   Changes in:
   Future policy benefits.....................       773      1,043      1,810       (342)      (412)      (324)
   Deferred Policy Acquisition costs..........       259       (314)      (384)        28         60         34
   Current and deferred income taxes..........      (866)       265      1,390         40       (216)      (597)
                                                                                ---------  ---------  ---------
  Net cash provided by (used in) operating
   activities................................. $    (461) $    (324) $    (600) $      --  $      --  $      --
                                                                                =========  =========  =========

                                                          AS REVISED
                                               -------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                               -------------------------------
                                                  2016       2015       2014
                                               ---------  ---------  ---------

STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $   6,998  $   7,243  $   4,819
  Stockholder dividends.......................    (1,050)      (912)      (381)
  Net income (loss)...........................        57        667      2,805

  Retained earnings, end of period............     6,005      6,998      7,243

  Accumulated other comprehensive income
   (loss), beginning of year..................       215        285       (612)
  Other comprehensive income (loss)...........      (212)      (842)       897

  Accumulated other comprehensive income
   (loss), end of year........................         3        215        285

   Total AXA Equitable's equity, end of
     period...................................    11,349     12,536     13,487

     TOTAL EQUITY, END OF PERIOD.............. $  14,445  $  15,595  $  16,454

STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     553  $   1,065  $   3,187
   Policy charges and fee income..............    (3,344)    (3,291)    (3,150)
   Net derivative (gains) loss................     1,163      1,075     (3,555)
   Changes in:
   Future policy benefits.....................       431        631      1,486
   Deferred Policy Acquisition costs..........       287       (254)      (350)
   Current and deferred income taxes..........      (826)        49        793

  Net cash provided by (used in) operating
   activities................................. $    (461) $    (324) $    (600)


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                          GROSS      GROSS
                                              AMORTIZED UNREALIZED UNREALIZED               OTTI
                                                COST      GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              --------- ---------- ---------- ---------- -----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2016
-----------------
Fixed Maturity Securities:
  Public corporate........................... $  12,418   $    675     $   81  $  13,012       $  --
  Private corporate..........................     6,880        215         55      7,040          --
  U.S. Treasury, government and agency.......    10,739        221        624     10,336          --
  States and political subdivisions..........       432         63          2        493          --
  Foreign governments........................       375         29         14        390          --
  Commercial mortgage-backed.................       415         28         72        371           7
  Residential mortgage-backed/(1)/...........       294         20         --        314          --
  Asset-backed/(2)/..........................        51         10          1         60           3
  Redeemable preferred stock.................       519         45         10        554          --
                                              ---------   --------     ------  ---------       -----
   Total Fixed Maturities....................    32,123      1,306        859     32,570          10
Equity securities............................       113         --         --        113          --
                                              ---------   --------     ------  ---------       -----

Total at December 31, 2016................... $  32,236   $  1,306     $  859  $  32,683       $  10
                                              =========   ========     ======  =========       =====

December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $  12,890   $    688     $  202  $  13,376       $  --
  Private corporate..........................     6,818        232        124      6,926          --
  U.S. Treasury, government and agency.......     8,800        280        305      8,775          --
  States and political subdivisions..........       437         68          1        504          --
  Foreign governments........................       397         36         18        415          --
  Commercial mortgage-backed.................       591         29         87        533           9
  Residential mortgage-backed/(1)/...........       608         32         --        640          --
  Asset-backed/(2)/..........................        68         10          1         77           3
  Redeemable preferred stock.................       592         57          2        647          --
                                              ---------   --------     ------  ---------       -----
   Total Fixed Maturities....................    31,201      1,432        740     31,893          12
Equity securities............................        34         --          2         32          --
                                              ---------   --------     ------  ---------       -----

Total at December 31, 2015................... $  31,235   $  1,432     $  742  $  31,925       $  12
                                              =========   ========     ======  =========       =====

/(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
/(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
/(3)/Amounts represent OTTI losses in AOCI, which were not included in net income (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2016 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2016

                                               AMORTIZED
                                                 COST     FAIR VALUE
                                              ----------- -----------
                                                   (IN MILLIONS)
Due in one year or less...................... $     1,537 $     1,549
Due in years two through five................       7,736       8,128
Due in years six through ten.................       8,898       9,005
Due after ten years..........................      12,673      12,589
                                              ----------- -----------
   Subtotal..................................      30,844      31,271
Commercial mortgage-backed securities........         415         371
Residential mortgage-backed securities.......         294         314
Asset-backed securities......................          51          60
Redeemable preferred stocks..................         519         554
                                              ----------- -----------
Total........................................ $    32,123 $    32,570
                                              =========== ===========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2016, 2015 and 2014:

                                                      December 31,
                                              ---------------------------
                                                 2016      2015     2014
                                              ---------  -------  -------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   4,324  $   979  $   716
                                              =========  =======  =======
Gross gains on sales......................... $     111  $    33  $    21
                                              =========  =======  =======
Gross losses on sales........................ $     (58) $    (8) $    (9)
                                              =========  =======  =======
Total OTTI................................... $     (65) $   (41) $   (72)
                                              =========  =======  =======
Non-credit losses recognized in OCI..........        --       --       --
                                              ---------  -------  -------
Credit losses recognized in net income (loss) $     (65) $   (41) $   (72)
                                              =========  =======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                 2016       2015
                                              ---------  ---------
                                                  (IN MILLIONS)
Balances at January 1,....................... $    (198) $    (254)
Previously recognized impairments on
  securities that matured, paid, prepaid or
  sold.......................................        73         97
Recognized impairments on securities
  impaired to fair value this period/(1)/....       (17)       (11)
Impairments recognized this period on
  securities not previously impaired.........       (46)       (22)
Additional impairments this period on
  securities previously impaired.............        (2)        (8)
Increases due to passage of time on
  previously recorded credit losses..........        --         --
Accretion of previously recognized
  impairments due to increases in expected
  cash flows.................................        --         --
                                              ---------  ---------
Balances at December 31,..................... $    (190) $    (198)
                                              =========  =========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ---------------
                                                2016     2015
                                               ------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    19 $    16
   All other..................................     428     676
  Equity securities...........................      --      (2)
                                               ------- -------
Net Unrealized Gains (Losses)................. $   447 $   690
                                               ======= =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                    AOCI GAIN
                                                                                                      (LOSS)
                               NET UNREALIZED                                      DEFERRED         RELATED TO
                                    GAIN                                            INCOME        NET UNREALIZED
                                (LOSSES) ON                     POLICYHOLDERS      TAX ASSET        INVESTMENT
                                INVESTMENTS          DAC         LIABILITIES      (LIABILITY)     GAINS (LOSSES)
                               --------------  --------------  --------------  ----------------  ---------------
                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2016......  $          16  $           --  $           (4) $             (5) $             7
Net investment gains (losses)
  arising during the period...             (6)             --              --                --               (6)
Reclassification adjustment
  for OTTI losses:
   Included in Net income
     (loss)...................              9              --              --                --                9
   Excluded from Net income
     (loss)/(1)/..............             --              --              --                --               --
Impact of net unrealized
  investment gains (losses)
  on:
   DAC........................             --              (1)             --                --               (1)
   Deferred income taxes......             --              --              --                 2                2
   Policyholders liabilities..             --              --              (6)               --               (6)
                                -------------  --------------  --------------  ----------------  ---------------
BALANCE, DECEMBER 31, 2016....  $          19  $           (1) $          (10) $             (3) $             5
                                =============  ==============  ==============  ================  ===============

BALANCE, JANUARY 1, 2015......  $          10  $           --  $           --  $             (4) $             6
Net investment gains (losses)
  arising during the period...             (7)             --              --                --               (7)
Reclassification adjustment
  for OTTI losses:
   Included in Net income
     (loss)...................             13              --              --                --               13
   Excluded from Net income
     (loss)/(1)/..............             --              --              --                --               --
Impact of net unrealized
  investment gains (losses)
  on:
   DAC........................             --              --              --                --               --
   Deferred income taxes......             --              --              --                (1)              (1)
   Policyholders liabilities..             --              --              (4)               --               (4)
                                -------------  --------------  --------------  ----------------  ---------------
BALANCE, DECEMBER 31, 2015....  $          16  $           --  $           (4) $             (5) $             7
                                =============  ==============  ==============  ================  ===============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in net income
       (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                          AOCI GAIN
                                                                                                            (LOSS)
                                              NET UNREALIZED                                DEFERRED      RELATED TO
                                                  GAINS                                      INCOME     NET UNREALIZED
                                               (LOSSES) ON                  POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS         DAC       LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  ------------  -------------  -----------  --------------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2016..................... $          674  $        (88) $        (226) $      (126) $          234
Net investment gains (losses) arising during
  the period.................................           (240)           --             --           --            (240)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............             (6)           --             --           --              (6)
   Excluded from Net income (loss)/(1)/......             --            --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --            --             --           --              --
   Deferred income taxes.....................             --            --             --           74              74
   Policyholders liabilities.................             --            --             35           --              35
                                              --------------  ------------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2016................... $          428  $        (88) $        (191) $       (52) $           97
                                              ==============  ============  =============  ===========  ==============

BALANCE, JANUARY 1, 2015..................... $        2,231  $       (172) $        (420) $      (574) $        1,065
Net investment gains (losses) arising during
  the period.................................         (1,562)           --             --           --          (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............              5            --             --           --               5
   Excluded from Net income (loss)/(1)/......             --            --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --            84             --           --              84
   Deferred income taxes.....................             --            --             --          448             448
   Policyholders liabilities.................             --            --            194           --             194
                                              --------------  ------------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $          674  $        (88) $        (226) $      (126) $          234
                                              ==============  ============  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in net income (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 794 issues at December 31, 2016 and the 810 issues at December 31, 2015 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              --------------------- ----------------------- ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES   FAIR VALUE    LOSSES    FAIR VALUE   LOSSES
                                              ---------- ---------- ----------- ----------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    2,455 $       75 $       113 $         6 $    2,568  $      81
  Private corporate..........................      1,483         38         277          17      1,760         55
  U.S. Treasury, government and agency.......      5,356        624          --          --      5,356        624
  States and political subdivisions..........         --         --          18           2         18          2
  Foreign governments........................         73          3          49          11        122         14
  Commercial mortgage-backed.................         66          5         171          67        237         72
  Residential mortgage-backed................         47         --           4          --         51         --

                                               Less Than 12 Months   12 Months or Longer           Total
                                              --------------------- ---------------------- ----------------------
                                                           Gross                 Gross                   Gross
                                                         Unrealized            Unrealized              Unrealized
                                              Fair Value   Losses   Fair Value   Losses    Fair Value    Losses
                                              ---------- ---------- ---------- ----------- ----------- ----------
                                                                         (In Millions)
  Asset-backed............................... $        4 $       -- $        8 $         1 $        12 $        1
  Redeemable preferred stock.................        218          9         12           1         230         10
                                              ---------- ---------- ---------- ----------- ----------- ----------

Total........................................ $    9,702 $      754 $      652 $       105 $    10,354 $      859
                                              ========== ========== ========== =========== =========== ==========
December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $      129 $      359 $        73 $     3,450 $      202
  Private corporate..........................      1,926        102        184          22       2,110        124
  U.S. Treasury, government and agency.......      3,538        305         --          --       3,538        305
  States and political subdivisions..........         19          1         --          --          19          1
  Foreign governments........................         73          7         39          11         112         18
  Commercial mortgage-backed.................         67          2        261          85         328         87
  Residential mortgage-backed................         11         --         29          --          40         --
  Asset-backed...............................         11         --         17           1          28          1
  Redeemable preferred stock.................         43         --         40           2          83          2
                                              ---------- ---------- ---------- ----------- ----------- ----------

Total........................................ $    8,779 $      546 $      929 $       194 $     9,708 $      740
                                              ========== ========== ========== =========== =========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2016 and 2015 were $169 million and $157 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2016 and 2015, respectively, approximately $1,574 million and $1,310 million, or 4.9% and 4.2%, of the $32,123 million and $31,201 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $28 million and $97 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, the $105 million and $194 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either
   December 31, 2016 or 2015. As of December 31, 2016, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2016 and 2015, respectively, the Company owned
   $6 million and $7 million in RMBS backed by subprime residential mortgage loans, and $5 million and $6 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2016, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $5 million.

   At December 31, 2016 and 2015, respectively, the amortized cost of the Company's trading account securities was $9,177 million and $6,866 million with respective fair values of $9,134 million and $6,886 million. Also at December 31, 2016 and 2015, respectively, Trading securities included the General Account's investment in Separate Accounts which had carrying values of $63 million and $82 million and costs of $46 million and $72 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $15 million and $16 million at December 31, 2016 and 2015, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $1 million and $1 million in 2016, 2015 and 2014, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $4 million in 2016, 2015 and 2014, respectively. The TDR mortgage loan shown in the table below has been modified five times since 2011. The modifications extended the maturity from its original maturity of November 5, 2014 to March 5, 2017 and extended interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $15 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2016

                                                        OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ----------------------------------
                                              OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                              -------- ---------------- -----------------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $             15  $             15

   There were no default payments on the above loan during 2016. There were no agricultural troubled debt restructuring mortgage loans in 2016.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2016, 2015 and 2014 are as follows:

                                               COMMERCIAL MORTGAGE LOANS
                                              --------------------------
                                               2016     2015      2014
                                              ------  --------  --------
ALLOWANCE FOR CREDIT LOSSES:                         (IN MILLIONS)
Beginning Balance, January 1,................ $    6  $     37  $     42
   Charge-offs...............................     --       (32)      (14)
   Recoveries................................     (2)       (1)       --
   Provision.................................      4         2         9
                                              ------  --------  --------
Ending Balance, December 31,................. $    8  $      6  $     37
                                              ======  ========  ========
Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $    8  $      6  $     37
                                              ======  ========  ========

   There were no allowances for credit losses for agricultural mortgage loans in 2016, 2015 and 2014.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2016 and 2015, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2016

                                                        DEBT SERVICE COVERAGE RATIO
                                              -----------------------------------------------
                                                                                        LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- ------- ------- ------- ----- --------
                                                                   (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    738  $   95  $   59  $   56  $   -- $  -- $    948
  50% - 70%..................................     3,217     430     673   1,100      76    --    5,496
  70% - 90%..................................       282      65     229     127      28    46      777
  90% plus...................................        --      --      28      15      --    --       43
                                               --------  ------  ------  ------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  4,237  $  590  $  989  $1,298  $  104 $  46 $  7,264
                                               ========  ======  ======  ======  ====== ===== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    254  $  138  $  296  $  468  $  286 $  49 $  1,491
  50% - 70%..................................       141      57     209     333     219    45    1,004
  70% - 90%..................................        --      --       2       4      --    --        6
  90% plus...................................        --      --      --      --      --    --       --
                                               --------  ------  ------  ------  ------ ----- --------

Total Agricultural Mortgage Loans............  $    395  $  195  $  507  $  805  $  505 $  94 $  2,501
                                               ========  ======  ======  ======  ====== ===== ========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    992  $  233  $  355  $  524  $  286 $  49 $  2,439
  50% - 70%..................................     3,358     487     882   1,433     295    45    6,500
  70% - 90%..................................       282      65     231     131      28    46      783
  90% plus...................................        --      --      28      15      --    --       43
                                               --------  ------  ------  ------  ------ ----- --------

Total Mortgage Loans.........................  $  4,632  $  785  $1,496  $2,103  $  609 $ 140 $  9,765
                                               ========  ======  ======  ======  ====== ===== ========

   /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2015

                                                         Debt Service Coverage Ratio
                                              -------------------------------------------------
                                                                                          Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x   1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ----- --------
                                                                    (In Millions)
Commercial Mortgage Loans/(1)/
  0% - 50%...................................  $    533  $   -- $    102 $     12  $   24 $  -- $    671
  50% - 70%..................................     1,392     353      741      853      77    --    3,416
  70% - 90%..................................       141      --      206      134     124    46      651
  90% plus...................................        63      --       --       46      --    --      109
                                               --------  ------ -------- --------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  2,129  $  353 $  1,049 $  1,045  $  225 $  46 $  4,847
                                               ========  ====== ======== ========  ====== ===== ========

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
                                                                     (In Millions)
Agricultural Mortgage Loans/(1)/
  0% - 50%...................................  $    204  $  116 $    277 $    432  $  256 $   51 $  1,336
  50% - 70%..................................       146      80      192      298     225     47      988
  70% - 90%..................................        --      --        2        4      --     --        6
  90% plus...................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    350  $  196 $    471 $    734  $  481 $   98 $  2,330
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans/(1)/
  0% - 50%...................................  $    737  $  116 $    379 $    444  $  280 $   51 $  2,007
  50% - 70%..................................     1,538     433      933    1,151     302     47    4,404
  70% - 90%..................................       141      --      208      138     124     46      657
  90% plus...................................        63      --       --       46      --     --      109
                                               --------  ------ -------- --------  ------ ------ --------

Total Mortgage Loans.........................  $  2,479  $  549 $  1,520 $  1,779  $  706 $  144 $  7,177
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2016 and 2015, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN



                                                                                                     TOTAL
                                               30-59  60-89        90 DAYS                         FINANCING
                                               DAYS   DAYS    OR (GREATER THAN)   TOTAL  CURRENT  RECEIVABLES
                                              ------- ------ -------------------- ----- --------- -----------
                                                                                    (IN MILLIONS)
DECEMBER 31, 2016:
------------------

  Commercial................................. $    -- $   -- $                 -- $  -- $   7,264  $    7,264
  Agricultural...............................       9      2                    6    17     2,484       2,501
                                              ------- ------ -------------------- ----- ---------  ----------
TOTAL MORTGAGE LOANS......................... $     9 $    2 $                  6 $  17 $   9,748  $    9,765
                                              ======= ====== ==================== ===== =========  ==========

December 31, 2015:
------------------

  Commercial................................. $    -- $   -- $                 30 $  30 $   4,817  $    4,847
  Agricultural...............................      12      7                    4    23     2,307       2,330
                                              ------- ------ -------------------- ----- ---------  ----------
Total Mortgage Loans......................... $    12 $    7 $                 34 $  53 $   7,124  $    7,177
                                              ======= ====== ==================== ===== =========  ==========

                                                      RECORDED
                                                     INVESTMENT
                                              OR (GREATER THAN) 90 DAYS
                                                         AND
                                                      ACCRUING
                                              --------------------------

DECEMBER 31, 2016:
------------------

  Commercial................................. $                       --
  Agricultural...............................                          6
                                              --------------------------
TOTAL MORTGAGE LOANS......................... $                        6
                                              ==========================

December 31, 2015:
------------------

  Commercial................................. $                       --
  Agricultural...............................                          4
                                              --------------------------
Total Mortgage Loans......................... $                        4
                                              ==========================

   The following table provides information relating to impaired mortgage loans at December 31, 2016 and 2015, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --     $        22  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       15 $       15 $       --     $        22  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)    $        48  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       27 $       27 $       (8)    $        48  $        2
                                              ========== ========== ==========     ===========  ==========

December 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       46 $       46 $       --     $        15  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $       46 $       46 $       --     $        15  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       63 $       63 $       (6)    $       137  $        4
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $       63 $       63 $       (6)    $       137  $        4
                                              ========== ========== ==========     ===========  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests, real estate joint ventures and investment companies accounted for under the equity method with a total carrying value of $1,295 million and $1,363 million, respectively, at December 31, 2016 and 2015. The Company's total equity in net income (losses) for these limited partnership interests was $60 million, $71 million and $206 million, respectively, for 2016, 2015 and 2014.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a Derivative Use Plan approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest-rate risk arising from issuance of funding agreements

   The Company issues fixed and floating rate funding agreements, to fund originated non-recourse commercial real estate mortgage loans, the terms of which may result in short term economic interest rate risk between mortgage loan commitment and mortgage loan funding. The company uses forward interest-rate swaps to protect against interest rate fluctuations during this period. Realized gains and losses from the forward interest rate swaps are amortized over the life of the loan in interest credited to policyholder's account balances.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   Periodically, the Company enters into futures on equity indices to mitigate the impact on net income from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty, in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2016 and 2015, respectively, the Company's unrealized gains (losses) related to this program were $(97) million and $(4) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the super senior tranche of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

   During third quarter 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. In 2016, the Company derecognized approximately $995 million U.S. Treasury securities for which the Company received proceeds of approximately $1,007 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2016, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $888 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2016 is approximately $(154) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2016

                                                               FAIR VALUE
                                                         -----------------------
                                                                                 GAINS (LOSSES)
                                               NOTIONAL     ASSET     LIABILITY   REPORTED IN
                                                AMOUNT   DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              ---------- ----------- ----------- --------------
                                                                (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $    5,086 $         1 $         1 $         (826)
  Swaps......................................      3,529          13          67           (290)
  Options....................................     11,465       2,114       1,154            727
Interest rate contracts:/(1)/
  Floors.....................................      1,500          11          --              4
  Swaps......................................     18,933         246       1,163           (224)
  Futures....................................      6,926          --          --             --
  Swaptions..................................         --          --          --             87

                                                              FAIR VALUE
                                                        -----------------------
                                                                                GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY   REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              --------- ----------- ----------- --------------
                                                                (IN MILLIONS)
Credit contracts:/(1)/
  Credit default swaps....................... $   2,757  $       20  $       15  $          15
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       730          52           6             45
  Margin.....................................        --         113           6             --
  Collateral.................................        --         713         748             --

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(4)/..............        --      10,316          --           (262)
GMxB derivative features' liability/(2)(4)/..        --          --       5,348            137
SCS, SIO, MSO and IUL indexed
  features/(3)(4)/...........................        --          --         875           (576)
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2016.................. $  50,926  $   13,599  $    9,383  $      (1,163)
                                              =========  ==========  ==========  =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2015

                                                              Fair Value
                                                        -----------------------
                                                                                Gains (Losses)
                                              Notional     Asset     Liability   Reported In
                                               Amount   Derivatives Derivatives Income (Loss)
                                              --------- ----------- ----------- --------------
                                                                (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   7,089  $        2  $        3  $         (84)
  Swaps......................................     1,359           8          21            (45)
  Options....................................     7,358       1,042         652             14
Interest rate contracts:/(1)/
  Floors.....................................     1,800          61          --             12
  Swaps......................................    13,718         351         108             (8)
  Futures....................................     8,685          --          --            (81)
  Swaptions..................................        --          --          --            118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442          16          38            (14)
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       263           5           4              7
Embedded derivatives:
GMIB reinsurance contracts/(4)/..............        --      10,585          --           (316)
GMxB derivative features' liability/(2)(4)/..        --          --       5,172           (749)
SCS, SIO, MSO and IUL indexed
  features/(3)(4)/...........................        --          --         298             71
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2015.................. $  42,714  $   12,070  $    6,296  $      (1,075)
                                              =========  ==========  ==========  =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2016 are exchange-traded and net settled daily in cash. At December 31, 2016, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $209 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $28 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $15 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2016 and 2015, respectively, the Company held $755 million and $655 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2016 and 2015, respectively, were $700 million and $5 million, for which the Company posted collateral of $820 million and $5 million at December 31, 2016 and 2015, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2016 and 2015, the balance outstanding under reverse repurchase transactions was $0 million and $79 million, respectively. At December 31, 2016 and 2015, the balance outstanding under securities repurchase transactions was $1,996 million and $1,890 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2016

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    2,128 $        1,219 $            909
Interest rate contracts......................        253          1,162             (909)
Credit contracts.............................         20             14                6
Currency.....................................         48              1               47
Margin.......................................        107              6              101
Collateral...................................        712            747              (35)
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,268          3,149              119
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          4             --                4
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,272          3,149              123
Other financial instruments..................      2,103             --            2,103
                                              ---------- -------------- ----------------
  Other invested assets...................... $    5,375 $        3,149 $          2,226
                                              ========== ============== ================
Securities purchased under agreement to
  resell..................................... $       -- $           -- $             --
                                              ========== ============== ================

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    1,219 $        1,219 $             --
Interest rate contracts......................      1,162          1,162               --
Credit contracts.............................         14             14               --
Currency.....................................          1              1               --
Margin.......................................          6              6               --
Collateral...................................        747            747               --
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,149          3,149               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,149          3,149               --
Other non-financial liabilities..............      2,108             --            2,108
                                              ---------- -------------- ----------------
  Other liabilities.......................... $    5,257 $        3,149 $          2,108
                                              ========== ============== ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,992 $           -- $          1,992
                                              ========== ============== ================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets (including derivative assets of consolidated VIEs), $3 million long exchange traded options and $83 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $11 million net derivative liabilities (including derivative liabilities of consolidated VIEs), $1 million short exchange traded options.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016.

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2016

                                                                COLLATERAL (RECEIVED)/HELD
                                                                -------------------------
                                               FAIR VALUE OF     FINANCIAL                      NET
                                                   ASSETS       INSTRUMENTS      CASH         AMOUNTS
                                              ----------------  -----------   ----------   ------------
                                                                   (IN MILLIONS)
ASSETS/(1)/
Counterparty A............................... $             46  $        --   $      (48)  $         (2)
Counterparty B...............................             (128)          --          132              4
Counterparty C...............................             (116)          --          138             22
Counterparty D...............................              182           --         (176)             6
Counterparty E...............................              (65)          --           83             18
Counterparty F...............................               (3)          --           16             13
Counterparty G...............................              219           --         (214)             5
Counterparty H...............................              104           --         (110)            (6)
Counterparty I...............................             (188)          --          203             15
Counterparty J...............................              (93)          --          115             22
Counterparty K...............................               92           --          (96)            (4)
Counterparty L...............................               (3)          --            3             --
Counterparty M...............................             (105)          --          120             15
Counterparty N...............................                4           --           --              4
Counterparty Q...............................               10           --          (11)            (1)
Counterparty T...............................               --           --            2              2
Counterparty U...............................                1           --           10             11
Counterparty V...............................               96           --         (101)            (5)
                                              ----------------   -----------   ----------  ------------
  Total Derivatives.......................... $             53  $        --   $       66   $        119
Other financial instruments..................            2,103           --           --          2,103
                                              ----------------   -----------   ----------  ------------
  OTHER INVESTED ASSETS...................... $          2,156  $        --   $       66   $      2,222
                                              ================   ===========   ==========  ============

                                                                COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -------------------------
                                              PRESENTED IN THE   FINANCIAL                      NET
                                               BALANCE SHEETS   INSTRUMENTS      CASH         AMOUNTS
                                              ----------------  -----------   ----------   ------------
                                                                   (IN MILLIONS)
LIABILITIES/(2)/
Counterparty D............................... $            767  $      (767)  $       --   $         --
Counterparty M...............................              410         (410)          --             --
Counterparty C...............................              302         (296)          (2)             4
Counterparty W...............................              513         (513)          --             --
                                              ----------------   -----------   ----------  ------------
  Securities sold under agreement to
   repurchase/(3)/........................... $          1,992  $    (1,986)  $       (2)  $          4
                                              ================   ===========   ==========  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets (including those related to derivative assets of consolidated VIEs) and $83 million related to securities borrowed.
  /(2)/Excludes Investment Management segment's cash collateral pledged of $8 million related to derivative liabilities (including those related to derivative liabilities of consolidated VIEs).
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                                    AT DECEMBER 31, 2016
                                              ----------------------------------------------------------------
                                                      REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              ----------------------------------------------------------------
                                              OVERNIGHT AND   UP TO 30        30-90     GREATER THAN
                                               CONTINUOUS       DAYS          DAYS        90 DAYS      TOTAL
                                              ------------- ------------- ------------- ------------- --------
                                                            (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE/(2)/
  U.S. Treasury and agency securities........ $          --   $     1,992 $          -- $          -- $  1,992
                                              -------------   ----------- ------------- ------------- --------
Total........................................ $          --   $     1,992 $          -- $          -- $  1,992
                                              -------------   ----------- ------------- ------------- --------

  /(1)/Excludes Investment Management segment's $83 million of securities borrowed.
  /(2)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2015

                                                             Gross
                                                Gross       Amounts        Net Amounts
                                               Amounts   Offset in the   Presented in the
                                              Recognized Balance Sheets   Balance Sheets
                                              ---------- -------------- -----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $    1,049 $          673 $             376
Interest rate contracts......................        389            104               285
Credit contracts.............................         14             37               (23)
                                              ---------- -------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,452            814               638
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         20             --                20
                                              ---------- -------------- -----------------
  Total Derivatives..........................      1,472            814               658
Other financial instruments/(2) (4)/.........      1,130             --             1,130
                                              ---------- -------------- -----------------
  Other invested assets/(2)/................. $    2,602 $          814 $           1,788
                                              ========== ============== =================
  Securities purchased under agreement to
   resell.................................... $       79 $           -- $              79
                                              ========== ============== =================

LIABILITIES/(3)/
Description
Derivatives:
Equity contracts............................. $      673 $          673 $              --
Interest rate contracts......................        104            104                --
Credit contracts.............................         37             37                --
                                              ---------- -------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        814            814                --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --                --
                                              ---------- -------------- -----------------
  Total Derivatives..........................        814            814                --
Other non-financial liabilities..............      2,534             --             2,534
                                              ---------- -------------- -----------------
  Other liabilities.......................... $    3,348 $          814 $           2,534
                                              ========== ============== =================
  Securities sold under agreement to
   repurchase................................ $    1,890 $           -- $           1,890
                                              ========== ============== =================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
  /(2)/Includes $141 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2015

                                                                    Collateral (Received)/Held
                                                                    -------------------------
                                                                     Financial                     Net
                                              Fair Value of Assets  Instruments      Cash        Amounts
                                              --------------------  -----------  ------------  ------------
                                                                      (In Millions)
ASSETS/(1)/
Counterparty A...............................      $            52  $        --  $        (52) $         --
Counterparty B...............................                    9           --            (7)            2
Counterparty C...............................                   61           --           (58)            3
Counterparty D...............................                  222           --          (218)            4
Counterparty E...............................                   53           --           (53)           --
Counterparty F...............................                   (2)          --             2            --
Counterparty G...............................                  129           --          (129)           --
Counterparty H...............................                   16          (11)           (5)           --
Counterparty I...............................                   44           --           (39)            5
Counterparty J...............................                   19           --           (13)            6
Counterparty K...............................                   17           --           (17)           --
Counterparty L...............................                    7           --            (7)           --
Counterparty M...............................                   11           --           (10)            1
Counterparty N...............................                   20           --            --            20
Counterparty Q...............................                   --           --            --            --
Counterparty T...............................                   (3)          --             3            --
Counterparty U...............................                   --           --             1             1
Counterparty V...............................                    3           --            (3)           --
                                                   ---------------  -----------  ------------  ------------
  Total Derivatives..........................      $           658  $       (11) $       (605) $         42
Other financial instruments/(2) (4)/.........                1,130           --            --         1,130
                                                   ---------------  -----------  ------------  ------------
  Other invested assets/(2)/.................      $         1,788  $       (11) $       (605) $      1,172
                                                   ===============  ===========  ============  ============
Counterparty M...............................      $            28  $       (28) $         --  $         --
Counterparty V...............................      $            51  $       (51) $         --  $         --
                                                   ---------------  -----------  ------------  ------------
Securities purchased under agreement to
  resell.....................................      $            79  $       (79) $         --  $         --
                                                   ===============  ===========  ============  ============
LIABILITIES/(3)/
Counterparty D...............................      $           234  $      (234) $         --            --
Counterparty C...............................                1,033       (1,016)          (17)           --
Counterparty M...............................                  623         (611)          (12)           --
                                                   ---------------  -----------  ------------  ------------
  Securities sold under agreement to
   repurchase................................      $         1,890  $    (1,861) $        (29) $         --
                                                   ===============  ===========  ============  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                               At December 31, 2015
                                              ------------------------------------------------------
                                                 Remaining Contractual Maturity of the Agreements
                                              ------------------------------------------------------
                                              Overnight and  Up to 30   30-90  Greater Than
                                               Continuous      days     days     90 days     Total
                                              ------------- ---------- ------- ------------ --------
                                                                  (In Millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........   $        -- $    1,865 $    25   $       -- $  1,890
                                                ----------- ---------- -------   ---------- --------
Total........................................   $        -- $    1,865 $    25   $       -- $  1,890
                                                ----------- ---------- -------   ---------- --------
Securities purchased under agreement to resell
  Corporate securities.......................   $        -- $       79 $    --   $       -- $     79
                                                ----------- ---------- -------   ---------- --------
Total........................................   $        -- $       79 $    --   $       -- $     79
                                                ----------- ---------- -------   ---------- --------

  /(1)/Excludes Investment Management segment's $75 million of securities borrowed and $10 million of securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                              TWELVE MONTHS ENDED DECEMBER 31
                                              -------------------------------
                                                 2016       2015       2014
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,418  $   1,420  $   1,431
Mortgage loans on real estate................       461        338        306
Repurchase agreement.........................         1          1         --
Other equity investments.....................       170         84        200
Policy loans.................................       210        213        216
Trading securities...........................        80         17         63
Other investment income......................        44         40         49
                                              ---------  ---------  ---------
  Gross investment income (loss).............     2,384      2,113      2,265
Investment expenses..........................       (66)       (56)       (55)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   2,318  $   2,057  $   2,210
                                              =========  =========  =========

   For 2016, 2015 and 2014, respectively, Net investment income (loss) from derivatives included $(4) million, $474 million and $899 million of realized gains (losses) on contracts closed during those periods and $(458) million, $(555) million and $706 million of unrealized gains (losses) on derivative positions at each respective year end.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of income (loss). The table below shows a breakdown of Net investment income from trading account securities during the years ended 2016, 2015 and 2014:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                  TWELVE MONTHS ENDED DECEMBER 31,
                                              ----------------------------------------
                                                  2016          2015          2014
                                              ------------  ------------  ------------
                                                           (IN MILLIONS)

Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        (19) $        (63) $         --
Net investment gains (losses) recognized on
  securities sold during the period..........          (22)           20            22
                                              ------------  ------------  ------------
Unrealized and realized gains (losses) on
  trading securities.........................          (41)          (43)           22
Interest and dividend income from trading
  securities.................................          121            60            41
                                              ------------  ------------  ------------
Net investment income (loss) from trading
  securities................................. $         80  $         17  $         63
                                              ------------  ------------  ------------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                              TWELVE MONTHS ENDED DECEMBER 31,
                                              ------------------------------
                                                2016        2015       2014
                                              --------   ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $     (3)  $     (17) $     (54)
Mortgage loans on real estate................       (2)         (1)        (3)
Other equity investments.....................       (2)         (5)        (2)
Other........................................       23           3          1
                                              --------   ---------  ---------
Investment Gains (Losses), Net............... $     16   $     (20) $     (58)
                                              ========   =========  =========

   For 2016, 2015 and 2014, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $4 million and $5 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,584 million and $3,562 million at December 31, 2016 and 2015, respectively. The Company annually tests goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2016 and 2015, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $625 million and $610 million at December 31, 2016 and 2015, respectively and the accumulated amortization of these intangible assets was $468 million and $439 million at December 31, 2016 and 2015, respectively. Amortization expense related to the AB intangible assets totaled $29 million, $28 million and $27 million for 2016, 2015 and 2014, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2016 and 2015, respectively, net deferred sales commissions totaled $64 million and $99 million and are included within Other assets.
   The estimated amortization expense of deferred sales commissions, based on the December 31, 2016 net asset balance for each of the next five years is $32 million, $21 million, $8 million, $3 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2016, the Company determined that the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. The excess of the purchase price over the current fair value of identifiable net assets acquired resulted in the recognition of $22 million of goodwill. AB recorded
   $10 million of definite-lived intangible assets relating to investment management contracts.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015 and 2016, AB purchased additional shares of CPH, bringing AB's ownership interest to 90.0% as of December 31, 2016.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $170 million and $157 million at December 31, 2016 and 2015, respectively. Amortization of capitalized software in 2016, 2015 and 2014 were $52 million, $55 million and $50 million, respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2016     2015
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  7,179 $  7,363
Policyholder dividend obligation.............       52       81
Other liabilities............................       43      100
                                              -------- --------
Total Closed Block liabilities...............    7,274    7,544
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $3,884 and
  $4,426)....................................    4,025    4,599
Mortgage loans on real estate................    1,623    1,575
Policy loans.................................      839      881
Cash and other invested assets...............      444       49
Other assets.................................      181      258
                                              -------- --------
Total assets designated to the Closed Block..    7,112    7,362
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      162      182
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation
   of $(52) and $(81)........................      100      103
                                              -------- --------
Maximum Future Income To Be Recognized From
  Closed Block Assets and Liabilities........ $    262 $    285
                                              ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  212  $  236  $  246
Investment income (loss).....................    349     368     378
Net investment gains (losses)................     (1)      2      (4)
                                              ------  ------  ------
Total revenues...............................    560     606     620
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    522     550     570
Other operating costs and expenses...........      4       4       4
                                              ------  ------  ------
Total benefits and other deductions..........    526     554     574
                                              ------  ------  ------
Net revenues, before income taxes............     34      52      46
Income tax (expense) benefit.................    (12)    (18)    (16)
                                              ------  ------  ------
Net Revenues (Losses)........................ $   22  $   34  $   30
                                              ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                 DECEMBER 31,
                                              -----------------
                                                2016     2015
                                              -------  --------
                                                (IN MILLIONS)
Balances, beginning of year.................. $    81  $    201
Unrealized investment gains (losses).........     (29)     (120)
                                              -------  --------
Balances, End of year........................ $    52  $     81
                                              =======  ========

6) CONTRACTHOLDER BONUS INTEREST CREDITS AND DEFERRED ACQUISITION COST

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                               DECEMBER 31,
                                              --------------
                                               2016    2015
                                              ------  ------
                                               (IN MILLIONS)
Balance, beginning of year................... $  534  $  557
Contractholder bonus interest credits
  deferred...................................     13      17
Amortization charged to income...............    (43)    (40)
                                              ------  ------
Balance, End of Year......................... $  504  $  534
                                              ======  ======

   Changes in deferred acquisition costs were as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2016      2015
                                              --------  --------
                                                 (IN MILLIONS)
Balance, beginning of year................... $  5,139  $  4,801
Capitalization of commissions, sales and
  issue expenses.............................      594       615
Amortization.................................     (881)     (361)
Change in unrealized investment gains and
  losses.....................................       --        84
                                              --------  --------
Balance, End of Year......................... $  4,852  $  5,139
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2016 and 2015, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2016

                                                LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ---------- ---------  --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       -- $  12,984  $      28 $   13,012
   Private Corporate..........................         --     6,223        817      7,040
   U.S. Treasury, government and agency.......         --    10,336         --     10,336
   States and political subdivisions..........         --       451         42        493
   Foreign governments........................         --       390         --        390
   Commercial mortgage-backed.................         --        22        349        371
   Residential mortgage-backed/(1)/...........         --       314         --        314
   Asset-backed/(2)/..........................         --        36         24         60
   Redeemable preferred stock.................        218       335          1        554
                                               ---------- ---------  --------- ----------
     Subtotal.................................        218    31,091      1,261     32,570
                                               ---------- ---------  --------- ----------
  Other equity investments....................          3        --          5          8
  Trading securities..........................        478     8,656         --      9,134
  Other invested assets:
   Short-term investments.....................         --       574         --        574
   Assets of consolidated VIEs................        342       205          6        553
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830          6      1,178
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,316     10,316
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,901 $  166,897
                                               ========== =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       -- $      --  $   5,348 $    5,348
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --       875         --        875
Liabilities of consolidated VIEs..............        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     877  $   5,366 $    6,491
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2015

                                                 Level 1    Level 2    Level 3     Total
                                               ----------  ---------  --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  13,345  $      31 $   13,376
   Private Corporate..........................         --      6,537        389      6,926
   U.S. Treasury, government and agency.......         --      8,775         --      8,775
   States and political subdivisions..........         --        459         45        504
   Foreign governments........................         --        414          1        415
   Commercial mortgage-backed.................         --         30        503        533
   Residential mortgage-backed/(1)/...........         --        640         --        640
   Asset-backed/(2)/..........................         --         37         40         77
   Redeemable preferred stock.................        258        389         --        647
                                               ----------  ---------  --------- ----------
     Subtotal.................................        258     30,626      1,009     31,893
                                               ----------  ---------  --------- ----------
  Other equity investments....................         16         --         49         65
  Trading securities..........................        735      6,151         --      6,886
  Other invested assets:
   Short-term investments.....................         --        369         --        369
   Swaps......................................         --        230         --        230
   Credit Default Swaps.......................         --        (22)        --        (22)
   Futures....................................         (1)        --         --         (1)
   Options....................................         --        390         --        390
   Floors.....................................         --         61         --         61
   Currency Contracts.........................         --          1         --          1
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (1)     1,029         --      1,028
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,150         --         --      2,150
Segregated securities.........................         --        565         --        565
GMIB reinsurance contracts asset..............         --         --     10,585     10,585
Separate Accounts' assets.....................    104,058      2,964        313    107,335
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  107,216  $  41,335  $  11,956 $  160,507
                                               ==========  =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       --  $      --  $   5,172 $    5,172
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        298         --        298
Contingent payment arrangements...............         --         --         31         31
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     298  $   5,203 $    5,501
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2016 and 2015, respectively, the fair value of public fixed maturities was approximately $24,918 million and $24,216 million or approximately 16.0% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015, respectively, the fair value of private fixed maturities was approximately $7,652 million and $7,677 million or approximately 4.9% and 5.1% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2016 and 2015, respectively, the net fair value of freestanding derivative positions was approximately
   $51 million and $659 million or approximately 8.2% and 64.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015 respectively, investments classified as Level 1 comprise approximately 71.1% and 71.8% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2016 and 2015 respectively, investments classified as Level 2 comprise approximately 27.9% and 27.3% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2016 and 2015, respectively, approximately $340 million and $673 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2016 and 2015, respectively, investments classified as Level 3 comprised approximately 1.0% and 0.9% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2016 and 2015, respectively, were approximately $111 million and $119 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $373 million and $543 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2016 and 2015, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract's benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset and liabilities which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features' liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to guarantee embedded derivative features over a range of market-consistent economic scenarios.

   The valuations of the GMIB reinsurance contract asset and GMxB derivative features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity separate account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset and liabilities to reflect change in the claims-paying ratings of counterparties. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

   After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $139 million and $123 million at December 31, 2016 and 2015, respectively, to recognize incremental counterparty nonperformance risk.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Income (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2016, five of the Company's consolidated VIEs that are open-end Luxembourg funds hold $6 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During the third quarter of 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2016, 2015 and 2014 respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND              COMMERCIAL  RESIDENTIAL
                                                             POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  SUB-DIVISIONS    GOVTS     BACKED      BACKED      BACKED
                                                ---------  -------------  --------  ----------  -----------  --------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $     420    $        45  $      1  $      503    $      --  $     40
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --             --        --          --           --        --
     Investment gains (losses), net............         1             --        --         (67)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
  Subtotal.....................................         1             --        --         (67)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
Other comprehensive income (loss)..............         7             (2)       --          14           --         1
Purchases......................................       572             --        --          --           --        --
Sales..........................................      (142)            (1)       --         (87)          --        (8)
Transfers into Level 3/(1)/....................        25             --        --          --           --        --
Transfers out of Level 3/(1)/..................       (38)            --        (1)        (14)          --        (9)
                                                ---------    -----------  --------  ----------    ---------  --------
BALANCE, DECEMBER 31, 2016..................... $     845    $        42  $     --  $      349    $      --  $     24
                                                =========    ===========  ========  ==========    =========  ========

BALANCE, JANUARY 1, 2015....................... $     380    $        47  $     --  $      715    $       2  $     53
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         3             --        --           1           --        --
     Investment gains (losses), net............         2             --        --         (38)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
  Subtotal.....................................         5             --        --         (37)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
Other comprehensive income (loss)..............       (25)            (1)       --          64           --        (4)
Purchases......................................        60             --         1          --           --        --
Sales..........................................       (38)            (1)       --        (175)          (2)       (9)
Transfers into Level 3/(1)/....................        99             --        --          --           --        --
Transfers out of Level 3/(1)/..................       (61)            --        --         (64)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
BALANCE, DECEMBER 31, 2015..................... $     420    $        45  $      1  $      503    $      --  $     40
                                                =========    ===========  ========  ==========    =========  ========

                              Level 3 Instruments
                            Fair Value Measurements

                                                             State and             Commercial  Residential
                                                             Political    Foreign  Mortgage-    Mortgage-    Asset-
                                                Corporate  Sub-divisions   Govts     backed      backed      backed
                                                ---------  -------------  -------- ----------  -----------  -------
                                                                           (In Millions)

BALANCE, JANUARY 1, 2014....................... $     291    $        46  $     -- $      700     $      4  $    83
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         2             --        --          2           --       --
     Investment gains (losses), net............         3             --        --        (89)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
  Subtotal.....................................         5             --        --        (87)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
Other comprehensive income (loss)..............         6              2        --        135           --        7
Purchases......................................       162             --        --         --           --       --
Sales..........................................       (30)            (1)       --        (20)          (2)     (37)
Transfers into Level 3/(1)/....................        15             --        --         --           --       --
Transfers out of Level 3/(1)/..................       (69)            --        --        (13)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
BALANCE, DECEMBER 31, 2014..................... $     380    $        47  $     -- $      715     $      2  $    53
                                                =========    ===========  ======== ==========     ========  =======

                                                                                                         GMXB
                                                REDEEMABLE       OTHER           GMIB      SEPARATE   DERIVATIVE  CONTINGENT
                                                PREFERRED       EQUITY        REINSURANCE  ACCOUNTS   FEATURES'     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ----------- ---------------  ------------  --------  -----------  -----------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $        --   $          49  $     10,585  $    313  $    (5,172)          31
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --            --        --           --           --
     Investment gains (losses), net............          --              --            --        19           --           --
     Net derivative gains (losses).............          --              --          (262)       --          137           --
                                                -----------   -------------  ------------  --------  -----------  -----------
  Subtotal.....................................          --              --          (262)       19          137           --
                                                -----------   -------------  ------------  --------  -----------  -----------
Other comprehensive income (loss)..............          --              (2)           --        --           --           --
Purchases/(3)/.................................           1              --           223        10         (317)          11
Sales/(4)/.....................................          --              --          (230)       --            4           --
Settlements/(5)/...............................          --              --            --        (7)          --          (24)
Activities related to VIEs.....................          --              20            --        --           --           --
Transfers into Level 3/(1)/....................          --              --            --         1           --           --
Transfers out of Level 3/(1)/..................          --             (56)           --       (23)          --           --
                                                -----------   -------------  ------------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2016..................... $         1   $          11  $     10,316  $    313  $    (5,348) $        18
                                                ===========   =============  ============  ========  ===========  ===========

BALANCE, JANUARY 1, 2015....................... $        --   $          61  $     10,725  $    260  $    (4,150)          42
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --            --        --           --           --
     Investment gains (losses), net............          --               5            --        36           --           --
     Net derivative gains (losses).............          --              --          (316)       --         (749)          --
                                                -----------   -------------  ------------  --------  -----------  -----------
  Subtotal.....................................          --               5          (316)       36         (749)          --
                                                -----------   -------------  ------------  --------  -----------  -----------

                                                                                                           GMxB
                                                 Redeemable        Other           GMIB      Separate   derivative  Contingent
                                                 Preferred        Equity        Reinsurance  Accounts   features'     Payment
                                                   Stock      Investments/(2)/     Asset      Assets    liability   Arrangement
                                                -----------  -----------------  -----------  --------  -----------  -----------
                                                                                 (In Millions)
Purchases/(3)/................................. $        --  $               1  $       229  $     26  $      (274) $        --
Sales/(4)/.....................................          --                (20)         (53)       (2)           1          (11)
Settlements/(5)/...............................          --                 --           --        (5)          --           --
Transfers into Level 3/(1)/....................          --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................          --                 --           --        (2)          --           --
                                                -----------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2015..................... $        --  $              49  $    10,585  $    313  $    (5,172) $        31
                                                ===========  =================  ===========  ========  ===========  ===========

                                                                                                           GMxB
                                                 Redeemable        Other           GMIB      Separate   derivative  Contingent
                                                 Preferred        Equity        Reinsurance  Accounts   features'     Payment
                                                   Stock      Investments/(2)/     Asset      Assets    liability   Arrangement
                                                -----------  -----------------  -----------  --------  -----------  -----------
                                                                                 (In Millions)

BALANCE, JANUARY 1, 2014....................... $        15  $              52  $     6,758  $    237  $    (2,025) $        38
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --                  3           --        --           --           --
     Investment gains (losses), net............          --                  1           --        15           --           --
     Net derivative gains (losses).............          --                 --        3,855        --       (1,874)          --
                                                -----------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................          --                  4        3,855        15       (1,874)          --
                                                -----------  -----------------  -----------  --------  -----------  -----------
Purchases/(3)/.................................          --                  8          225        16         (251)           9
Sales/(4)/.....................................         (15)                (1)        (113)       (3)          --           (5)
Settlements/(5)/...............................          --                 --           --        (5)          --           --
Transfers into Level 3/(1)/....................          --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................          --                 (2)          --        --           --           --
                                                -----------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2014..................... $        --  $              61  $    10,725  $    260  $    (4,150) $        42
                                                ===========  =================  ===========  ========  ===========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/Includes Level 3 amounts for Trading securities and consolidated VIE investments.
  /(3)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(4)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(5)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2016 and 2015 by category for Level 3 assets and liabilities still held at December 31, 2016 and 2015, respectively:

                                                         INCOME (LOSS)
                                                -------------------------------
                                                INVESTMENT    NET
                                                  GAINS    DERIVATIVE
                                                (LOSSES),    GAINS
                                                   NET      (LOSSES)     OCI
                                                ---------- ---------- ---------
                                                         (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2016
STILL HELD AT DECEMBER 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       -- $      11
     State and political subdivisions..........         --         --        (1)
     Commercial mortgage-backed................         --         --         9
     Asset-backed..............................         --         --         1
                                                ---------- ---------- ---------
       Subtotal................................ $       -- $       -- $      20
                                                ---------- ---------- ---------

                                                          INCOME (LOSS)
                                                --------------------------------
                                                INVESTMENT    NET
                                                  GAINS    DERIVATIVE
                                                (LOSSES),    GAINS
                                                   NET      (LOSSES)      OCI
                                                ---------- ----------  ---------
                                                          (IN MILLIONS)
   GMIB reinsurance contracts.................. $       -- $     (262) $      --
   Separate Accounts' assets/(1)/..............         20         --         --
   GMxB derivative features' liability.........         --        137         --
                                                ---------- ----------  ---------
       Total................................... $       20 $     (125) $      20
                                                ========== ==========  =========

Level 3 Instruments
Full Year 2015
Still Held at December 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       --  $     (25)
     State and political subdivisions..........         --         --         (2)
     Commercial mortgage-backed................         --         --         61
     Asset-backed..............................         --         --         (4)
                                                ---------- ----------  ---------
       Subtotal................................ $       -- $       --  $      30
                                                ---------- ----------  ---------
     GMIB reinsurance contracts................         --       (316)        --
     Separate Accounts' assets/(1)/............         36         --         --
     GMxB derivative features' liability.......         --       (749)        --
                                                ---------- ----------  ---------
       Total................................... $       36 $   (1,065) $      30
                                                ========== ==========  =========

  /(1)/There is an investment expense that offsets this investment gain (loss).

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2016 and 2015, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2016

                                FAIR         VALUATION              SIGNIFICANT
                                VALUE        TECHNIQUE           UNOBSERVABLE INPUT           RANGE
                               ------- ---------------------- ------------------------- -----------------
ASSETS:                                                      (IN MILLIONS)
Investments:
Fixed maturities,
  available-for-sale:
   Corporate.................. $    55 Matrix pricing model             Spread over the
                                                                      industry-specific
                                                                  benchmark yield curve  0 BPS - 565 BPS

                                   636 Market comparable               EBITDA multiples   4.3X - 25.6X
                                         companies                        Discount rate   7.0% - 17.8%
                                                                    Cash flow Multiples   14.0X - 16.5X
---------------------------------------------------------------------------------------------------------

   Asset-backed...............       2 Matrix pricing model            Spread over U.S.
                                                                         Treasury curve 25 BPS - 687 BPS
---------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     295 Third party appraisal        Capitalization rate       4.8%
                                                               Exit capitalization rate       5.7%
                                                                          Discount rate       6.6%

                                     3 Discounted cash flow            Spread over U.S.
                                                                         Treasury curve 273 BPS - 512 BPS
                                                                        Discount factor    1.1% - 7.0%
---------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,316 Discounted cash flow                 Lapse Rates    1.5% - 5.7%
  asset.......................                                         Withdrawal rates    0.0% - 8.0%
                                                                 GMIB Utilization Rates   0.0% - 16.0%
                                                                   Non-performance risk  5 BPS - 17 BPS
                                                              Volatility rates - Equity   11.0% - 38.0%
---------------------------------------------------------------------------------------------------------

                               FAIR        VALUATION              SIGNIFICANT
                               VALUE       TECHNIQUE           UNOBSERVABLE INPUT          RANGE
                               ------ --------------------- ------------------------  ----------------
                                                            (IN MILLIONS)
LIABILITIES:
GMIBNLG....................... $5,184 Discounted cash flow           Non-performance
                                                                    risk Lapse Rates        1.1%
                                                                    Withdrawal Rates    1.2% - 26.2%
                                                                  Annuitization  NLG    0.0% - 8.0%
                                                                    Forfeiture Rates    0.0% - 16.0%
                                                                    Long-term equity    0.55% - 2.1%
                                                                          Volatility       20.0%
------------------------------------------------------------------------------------------------------
GWBL/GMWB.....................    114 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 7.0%
                                                                  Volatility rates -  100% AFTER DELAY
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------
GIB...........................     30 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 8.0%
                                                                  Volatility rates -  100% AFTER DELAY
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------
GMAB..........................     20 Discounted cash flow    Lapse Rates Volatility    1.0% - 11.0%
                                                                      rates - Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2015

                                 Fair         Valuation                  Significant
                                 Value        Technique               Unobservable Input               Range
                                ------- ---------------------- --------------------------------- -----------------
                                                              (In Millions)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    61 Matrix pricing model
                                                               Spread over the industry-specific
                                                                           benchmark yield curve 50 bps - 565 bps
------------------------------------------------------------------------------------------------------------------

                                    154 Market comparable                                 EBITDA   7.8x - 19.1x
                                          companies                      multiples Discount rate   7.0% - 12.6%
                                                                             Cash flow Multiples   14.0x - 16.5x
------------------------------------------------------------------------------------------------------------------

   Asset-backed................       3 Matrix pricing model                    Spread over U.S.
                                                                                  Treasury curve 30 bps - 687 bps
------------------------------------------------------------------------------------------------------------------

   Other equity investments....      10 Market comparable                                Revenue
                                          companies                          multiple Marketable    2.5x - 4.8x
                                                                                        Discount       30.0%
------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     271 Third party appraisal                Capitalization rate       4.9%
                                                                        Exit capitalization rate       5.9%
                                                                                   Discount rate       6.7%

                                      7 Discounted cash flow                    Spread over U.S.
                                                                                  Treasury curve
                                                                          Gross domestic product 280 bps - 411 bps
                                                                                            rate    0.0% - 1.1%
                                                                                 Discount factor    2.3% - 5.9%
------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract        10,585 Discounted cash flow                         Lapse Rates    0.6% - 5.7%
  asset........................                                                 Withdrawal rates    0.2% - 8.0%
                                                                          GMIB Utilization Rates    0.0% - 15%
                                                                            Non-performance risk  5 bps - 18 bps
                                                                       Volatility rates - Equity     9% - 35%
------------------------------------------------------------------------------------------------------------------

                               Fair        Valuation              Significant
                               Value       Technique           Unobservable Input          Range
                               ------ --------------------- ------------------------  ----------------
                                                            (In Millions)
LIABILITIES:
GMIBNLG....................... $4,987 Discounted cash flow           Non-performance
                                                                    risk Lapse Rates        1.5%
                                                                    Withdrawal Rates    1.2% - 26.2%
                                                                  Annuitization  NLG    0.0% - 11.5%
                                                                    Forfeiture Rates    0.0% - 16.0%
                                                                    Long-term equity    0.55% - 2.1%
                                                                          Volatility       20.0%
------------------------------------------------------------------------------------------------------

GWBL/GMWB.....................    120 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 7.0%
                                                                  Volatility rates -  100% after delay
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

GIB...........................     35 Discounted cash flow                Withdrawal
                                                             Rates Utilization Rates    0.0% - 8.0%
                                                                  Volatility rates -  100% after delay
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

GMAB..........................     29 Discounted cash flow    Lapse Rates Volatility    1.0% - 11.0%
                                                                      rates - Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2016 and 2015, respectively, are approximately $594 million and $865 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 37.5% and 63.1% of total assets classified as Level 3 and represent only 0.4% and 0.6% of total assets measured at fair value on a recurring basis at December 31, 2016 and 2015 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2016 and 2015, respectively, are approximately $691 million and $215 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 81.8% and 51.2% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2016 and 2015, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2016 and 2015, are approximately 8.3% and 7.5%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2016 and 2015, primarily consist of a private real estate fund with a fair value of approximately $295 million and $271 million, a private equity investment with a fair value of approximately $1 million and $2 million and mortgage loans with fair value of approximately $2 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $12 million and $3 million at December 31, 2016 and $28 million and $7 million at December 31, 2015, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company's data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB benefit accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $31 million as of December 31, 2016 and 2015, respectively) were currently valued using projected AUM growth rates with a weighted average of 18.0% and 46.0%, revenue growth rates (with a range of 4.0% to 31.0%) and 43.0%, and a discount rate (with a range of 1.4% to 6.4%) and 3.0% as of December 31, 2016 and December 31, 2015, respectively.

   The carrying values and fair values at December 31, 2016 and 2015 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                 FAIR VALUE
                                              ------------------------------------------------
                                               CARRYING
                                                VALUE    LEVEL 1 LEVEL 2  LEVEL 3     TOTAL
                                              ---------- ------- ------- ---------- ----------
                                                               (IN MILLIONS)
December 31, 2016:
Mortgage loans on real estate................ $    9,757 $    -- $    -- $    9,608 $    9,608
Loans to affiliates..........................        703      --     775         --        775
Policyholders liabilities: Investment
  contracts..................................      2,226      --      --      2,337      2,337
Funding Agreements...........................      2,255      --   2,202         --      2,202
Policy loans.................................      3,361      --      --      4,257      4,257
Short-term debt..............................        513      --     513         --        513
Separate Account Liabilities.................      6,194      --      --      6,194      6,194
December 31, 2015:
Mortgage loans on real estate................ $    7,171 $    -- $    -- $    7,257 $    7,257
Loans to affiliates..........................      1,087      --     795        390      1,185
Policyholders liabilities: Investment
  contracts..................................      7,325      --      --      7,430      7,430
Funding Agreements...........................        500      --     500         --        500
Policy loans.................................      3,393      --      --      4,343      4,343
Short-term debt..............................        584      --     584         --        584
Separate Account Liabilities.................      5,124      --      --      5,124      5,124

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) INSURANCE LIABILITIES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities without NLG, before reinsurance ceded, reflected in the Consolidated Balance Sheet in Future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2014................... $  1,612  $  4,385  $  5,997
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      344       539       883
                                              --------  --------  --------
Balance at December 31, 2014.................    1,725     4,704     6,429
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,579      (728)      851
                                              --------  --------  --------
Balance at December 31, 2015.................    2,991     3,887     6,878
  Paid guarantee benefits....................     (357)     (281)     (638)
  Other changes in reserve...................      531       264       795
                                              --------  --------  --------
Balance at December 31, 2016................. $  3,165  $  3,870  $  7,035
                                              ========  ========  ========

   The following table summarizes the ceded GMDB liabilities, reflected in the Consolidated Balance Sheet in amounts due to reinsurers:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2014................... $         791
  Paid guarantee benefits....................          (114)
  Other changes in reserve...................           156
                                              -------------
Balance at December 31, 2014.................           833
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           745
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016................. $       1,558
                                              =============

   The GMxB derivative features' liability and the liability for SCS, SIO, MSO and IUL indexed features are considered embedded or freestanding insurance derivatives and are reported at fair value. Summarized in the table below are the fair values of these liabilities at December 31, 2016 and 2015:

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMIBNLG/(1)/................................. $   5,184 $   4,987
SCS,MSO, IUL features/(2)/...................       875       298
GWBL/GMWB/(1)/...............................       114       120
GIB/(1)/.....................................        30        35
GMAB/(1)/....................................        20        29
                                              --------- ---------
Total Embedded and Freestanding derivative
  liability.................................. $   6,223 $   5,469
                                              ========= =========
GMIB reinsurance contract asset/(3)/......... $  10,316 $  10,585
                                              ========= =========

  /(1)/Reported in future policyholders' benefits and other policyholders'
       liabilities in the consolidated balance sheets.
  /(2)/Reported in policyholders' account balances in the consolidated balance sheets.
  /(3)/Reported in GMIB reinsurance contract asset in the consolidated balance sheets.

   The December 31, 2016 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                    RETURN OF
                                                     PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                    ---------  --------  --------  ---------  ---------
                                                                   (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account................................. $  13,642  $    121  $     72  $     220  $  14,055
   Separate Accounts............................... $  40,736  $  8,905  $  3,392  $  33,857  $  86,890
Net amount at risk, gross.......................... $     237  $    154  $  2,285  $  16,620  $  19,296
Net amount at risk, net of amounts reinsured....... $     237  $    108  $  1,556  $   7,152  $   9,053
Average attained age of contractholders............      51.2      65.8      72.3       67.1       55.1
Percentage of contractholders over age 70..........       9.2%     37.1%     60.4%      40.6%      17.1%
Range of contractually specified interest rates....       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account.................................       N/A       N/A  $     33  $     321  $     354
   Separate Accounts...............................       N/A       N/A  $ 18,170  $  39,678  $  57,848
Net amount at risk, gross..........................       N/A       N/A  $  1,084  $   6,664  $   7,748
Net amount at risk, net of amounts reinsured.......       N/A       N/A  $    334  $   1,675  $   2,009
Weighted average years remaining until
  annuitization....................................       N/A       N/A       1.6        1.3        1.3
Range of contractually specified interest rates....       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance" in Note 9.

..   VARIABLE ANNUITY INFORCE MANAGEMENT. The Company continues to proactively manage its variable annuity in-force business. Since 2012, the Company has initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. In March 2016, a program to give contractholders an option to elect a full buyout of their rider or a new partial (50%) buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and contractholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments and reinsurance credit received from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net income in 2016. For additional information, see "Accounting for VA Guarantee Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMDB:
-----
Equity....................................... $  69,625 $  66,230
Fixed income.................................     2,483     2,686
Balanced.....................................    14,434    15,350
Other........................................       348       375
                                              --------- ---------
Total........................................ $  86,890 $  84,641
                                              ========= =========

GMIB:
-----
Equity....................................... $  45,931 $  43,874
Fixed income.................................     1,671     1,819
Balanced.....................................    10,097    10,696
Other........................................       149       170
                                              --------- ---------
Total........................................ $  57,848 $  56,559
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2016, the total account value and net amount at risk of the hedged variable annuity contracts were $51,961 million and $7,954 million, respectively, with the GMDB feature and $38,559 million and $3,285 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to income (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  -------
                                                       (IN MILLIONS)
Balance at January 1, 2014................... $     789    $   (415) $   374
  Other changes in reserves..................       179        (109)      70
                                              ---------    --------  -------
Balance at December 31, 2014.................       968        (524)     444
  Other changes in reserves..................       164          16      180
                                              ---------    --------  -------
Balance at December 31, 2015.................     1,132        (508)     624
  Other changes in reserves..................        50         (98)     (48)
                                              ---------    --------  -------
Balance at December 31, 2016................. $   1,182    $   (606) $   576
                                              =========    ========  =======

    E) Loss Recognition Testing

   After the initial establishment of reserves, loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC is first written off, and thereafter a premium deficiency reserve is established by a charge to income.

   In 2016, the Company determined that it had a loss recognition in certain of its variable interest sensitive life insurance products due to low interest rates. In 2016, the Company wrote off $224 million, of the DAC balance through accelerated amortization.

   In addition, the Company is required to analyze the impacts from net unrealized investment gains and losses on its available-for-sale investment securities backing insurance liabilities, as if those unrealized investment gains and losses were realized. These adjustments result in the recognition of unrealized gains and losses on related insurance assets and liabilities in a manner consistent with the recognition of the unrealized gains and losses on available-for-sale investment securities within the statements of comprehensive income (loss) and changes in equity. Changes in net unrealized investment (gains) losses may increase or decrease the ending DAC balance. Similar to a loss recognition event, when the DAC balance is reduced to zero, additional insurance liabilities are established if necessary. Unlike a loss recognition event, based on changes in net unrealized investment (gains) losses, these adjustments may reverse from period to period. In 2016, due primarily to the decline in interest rates increasing unrealized investments gains, the Company wrote-off $22 million of the DAC balance, and a cumulative decrease in the accumulated effect of net unrealized investment gains of approximately $41 million as of December 31, 2016, with an offsetting amount recorded in other comprehensive income (loss). There was no impact to net income (loss).

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and $30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2016, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 3.8% and 49.3%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 18.0% and 56.0%, respectively, of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2016 and 2015 were $10,316 million and $10,585 million, respectively. The increases (decreases) in fair value were $(269) million, $(140) million and $3,967 million for 2016, 2015 and 2014, respectively, reported in Net derivative gains (loses) on the consolidated statement of income.

   At December 31, 2016 and 2015, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,458 million, of which $2,381 million and $2,005 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Chubb Tempest Reinsurance Ltd. (AA rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2016 and 2015, affiliated reinsurance recoverables related to insurance contracts amounted to $2,177 million and $2,009 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $125 million and $131 million, at December 31, 2016 and 2015, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $82 million and $92 million at December 31, 2016 and 2015, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2016 and 2015 were $734 million and $744 million, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

   The following table summarizes the effect of reinsurance:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)
Direct premiums.............................. $  824  $  794  $  817
Reinsurance assumed..........................    206     207     211
Reinsurance ceded............................   (176)   (173)   (181)
                                              ------  ------  ------
Premiums..................................... $  854  $  828  $  847
                                              ======  ======  ======
Policy charges and fee income ceded.......... $  640  $  645  $  630
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  942  $  527  $  726
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities for individual DI and major medical policies were $1,918 million and $1,789 million before ceded reserves of $1,849 million and $1,709 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, $1,676 million and $1,652 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                      2016   2015  2014
                                                    -------- ----- -----
                                                       (IN MILLIONS)

Incurred benefits related to current year.......... $      7 $  11 $  14
Incurred benefits related to prior years...........       15    22    16
                                                    -------- ----- -----
Total Incurred Benefits............................ $     22 $  33 $  30
                                                    ======== ===== =====
Benefits paid related to current year.............. $     17 $  18 $  20
Benefits paid related to prior years...............       15    13    11
                                                    -------- ----- -----
Total Benefits Paid................................ $     32 $  31 $  31
                                                    ======== ===== =====

10)SHORT-TERM DEBT

   As of December 31, 2016 and 2015, the Company had $513 million and
   $584 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 0.9% and 0.5%, respectively, all of which is related to AB.

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2016, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility. As of December 31, 2016, AB had no amounts outstanding under the AB Revolver.

   As of December 31, 2016 and 2015, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2016 and 2015, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has four uncommitted lines of credit with three financial institutions. Three of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $225 million, with AB named as an additional borrower, while one line has no stated limit. As of December 31, 2016 and 2015, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXARE Arizona Company's ("AXA Arizona") $50 million note receivable from AXA for $54 million. AXA Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   EXPENSE REIMBURSEMENTS AND COST SHARING AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company, along with other AXA affiliates, participates in certain intercompany cost sharing and service agreements including technology and professional development arrangements. The associated costs related to the service and cost sharing agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE FEES. FMG, a subsidiary of AXA Equitable, provides investments advisory and administrative services to EQAT, VIP Trust, 1290 Funds and other AXA affiliated trusts. Investment advisory and administrative fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE EXPENSES. AXA Investment Managers ("AXA IM"), AXA Real Estate Investment Managers ("AXA REIM") and AXA Rosenberg provide sub-advisory services to the Company's retail mutual funds and certain investments of the Company's General Account. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and Commission and fees received/paid by the Company for 2016, 2015 and 2014:

                                                       2016     2015     2014
                                                     -------- -------- --------
                                                           (IN MILLIONS)
EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
Paid or accrued expenses for services provided by
  AXA, AXA Financial and Affiliates................. $    188 $    164 $    173
Paid or accrued commission and fee expenses for
  sale of insurance products by AXA Distribution....      587      603      616
Paid or accrued expenses for investment management
  services provided by AXA IM, AXA REIM and AXA
  Rosenberg.........................................        2        1        1
                                                     -------- -------- --------
Total affiliated expenses paid or accrued for.......      777      768      790
                                                     ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE COMPANY:
Amounts received or accrued for cost sharing
  services provided to AXA, AXA Financial and
  affiliates........................................      531      491      482
Amounts received or accrued for commissions and
  fees earned for sale of MONY America's insurance
  products..........................................       11       13        2
Amounts received or accrued for investment
  management and administrative services provided
  to EQAT, VIP Trust, 1290 Funds and Other AXA
  Trusts............................................      674      707      711
                                                     -------- -------- --------
Total affiliated revenue received or accrued for.... $  1,216 $  1,211 $  1,195
                                                     ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2016 and 2015, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,574 million and $8,741 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and universal life and policy fee income in 2016, 2015 and 2014 related to the UL and no lapse guarantee riders totaled approximately
   $447 million, $453 million and $453 million, respectively. Ceded claims paid in 2016, 2015 and 2014 were $65 million, $54 million and $83 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,376 million at December 31, 2016) and/or letters of credit ($3,660 million at December 31, 2016). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2016, 2015 and 2014 totaled approximately $20 million, $21 million and $22 million, respectively. Claims and expenses paid in 2016, 2015 and 2014 were $6 million, $5 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million in both 2016 and 2015.

   Investment management and service fees includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                               2016     2015     2014
                                              ------- -------- --------
                                                    (IN MILLIONS)

Investment advisory and services fees........ $   999 $  1,056 $  1,062
Distribution revenues........................     372      415      433
Other revenues -- shareholder servicing fees.      76       85       91
Other revenues -- other......................       6        5        6

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), AXA Equitable owns 70% and Saum Sing owns 30% of Broad Vista. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $16 million, $18 million and $18 million in 2016, 2015 and 2014, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for its pension plans.

   The funding policy of AB for its qualified pension plan is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. AB did not make a contribution to the AB Retirement Plan during 2016. AB currently estimates that it will contribute $4 million to the AB Retirement Plan during 2017. Contribution estimates, which are subject to change, are based on regulatory requirements, future market conditions and assumptions used for actuarial computations of the AB Retirement Plan's obligations and assets. AB Management, at the present time, has not determined the amount, if any, of additional future contributions that may be required.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2016      2015      2014
                                              --------  --------  --------
                                                      (IN MILLIONS)
Service cost................................. $     --  $      8  $      9
Interest cost................................        6        93       107
Expected return on assets....................       (5)     (159)     (155)
Actuarial (gain) loss........................        1         1         1
Net amortization.............................       --       110       111
                                              --------  --------  --------
Net Periodic Pension Expense................. $      2  $     53  $     73
                                              ========  ========  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              -----------------
                                               2016      2015
                                              ------  ---------
                                                (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $  129  $   2,657
Service cost.................................     --         --
Interest cost................................      6         93
Actuarial (gains) losses.....................      2         (6)
Benefits paid................................     (5)      (169)
Plan amendments and curtailments.............     --          1
                                              ------  ---------
  Projected Benefit Obligation...............    132      2,576
Transfer to AXA Financial....................     --     (2,447)
                                              ------  ---------
Projected Benefit Obligation, End of Year.... $  132  $     129
                                              ======  =========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                               2016     2015
                                              ------  --------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $   86  $  2,473
Actual return on plan assets.................      4        24
Contributions................................     --        --
Benefits paid and fees.......................     (3)     (175)
                                              ------  --------
Pension plan assets at fair value, end of
  year.......................................     87     2,322
PBO (immediately preceding the Transfer to
  AXA Financial in 2015).....................    132     2,576
                                              ------  --------
  Excess of PBO Over Pension Plan Assets
   (immediately preceding the Transfer to
   AXA Financial in 2015)....................    (45)     (254)
Transfer to AXA Financial.................... $   --  $    211
                                              ------  --------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $  (45) $    (43)
                                              ======  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $45 million and $43 million at December 31, 2016 and 2015, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $132 million and $87 million, respectively, at December 31, 2016 and $2,576 million and $2,322 million, respectively, at December 31, 2015.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2016 and 2015 that have not yet been recognized by AXA Equitable as components of net periodic pension cost.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
                                              (IN MILLIONS)
Unrecognized net actuarial gain (loss)....... $ (51) $ (49)
Unrecognized prior service (cost) credit.....    (1)    (1)
                                              -----  -----
  Total...................................... $ (52) $ (50)
                                              =====  =====

   The estimated net actuarial gain (loss) and prior service (cost) credit expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $(1.4) million and $(23,000), respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2016 and 2015, the total fair value of plan assets for the qualified pension plans was approximately $87 million and $86 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
Fixed Maturities.............................  18.0%  24.0%
Equity Securities............................  61.0   56.0
Other........................................  21.0   20.0
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1  LEVEL 2 LEVEL 3  TOTAL
                                              -------- ------- ------- --------
                                                        (IN MILLIONS)
DECEMBER 31, 2016:
ASSET CATEGORIES
Common and preferred equity.................. $     21 $    -- $    -- $     21
Mutual funds.................................       47      --      --       47
                                              -------- ------- ------- --------
  Total assets in the fair value hierarchy...       68      --      --       68
Investments measured at net assets value.....       --      --      --       19
                                              -------- ------- ------- --------
   Investments at fair value................. $     68 $    -- $    -- $     87
                                              ======== ======= ======= ========
December 31, 2015:
Asset Categories
Common and preferred equity.................. $     22 $    -- $    -- $     22
Mutual funds.................................       45      --      --       45
                                              -------- ------- ------- --------
  Total assets in the fair value hierarchy...       67      --      --       67
Investments measured at net assets value.....       --      --      --       19
                                              -------- ------- ------- --------
   Investments at fair value................. $     67 $    -- $    -- $     86
                                              ======== ======= ======= ========

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Discount Rate and Other Assumptions

   In 2015 and 2014 the discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately
   $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2016 and 2015. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2016   2015
                                              -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding
     Transfer to AXA Financial...............   N/A  3.98%
   Other AXA Equitable defined benefit plans. 3.48%  3.66%
   AB Qualified Retirement Plan.............. 4.75%   4.3%
  Periodic cost..............................  3.7%   3.6%

Rates of compensation increase:
  Benefit obligation.........................   N/A  6.00%
  Periodic cost..............................   N/A  6.46%

Expected long-term rates of return on
  pension plan assets (periodic cost)........  6.5%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately
   $6 million and $10 million for 2015 and 2014, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2017, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2016 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2017.........................................    $        4
2018.........................................             6
2019.........................................             6
2020.........................................             5
2021.........................................             6
Years 2022 - 2026............................            38

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2016, 2015 and 2014 for share-based payment arrangements as further described herein are as follows:

                                               2016   2015    2014
                                              ------ ------- -------
                                                  (IN MILLIONS)
Performance Units/Shares..................... $   17 $    18 $    10
Stock Options................................      1       1       1
AXA Shareplan................................     14      16      10
Restricted Units.............................    154     174     171
Other Compensation plans/(1)/................      1       2      --
                                              ------ ------- -------
Total Compensation Expenses.................. $  187 $   211 $   192
                                              ====== ======= =======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013 they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. The extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $10 million.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, share distributions totaling approximately $55 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance shares earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016 and 2015 the expense associated with the June 19, 2015 grant of performance shares were $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 1.5 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016, 2015 and 2014 the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million, $4 million, and $9 million respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 1.0 million performance units earned under the terms of the AXA Performance Unit Plan 2011.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 21.52 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.85 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.6 million.

   2015 GRANT. On June 19, 2015, approximately 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on

   June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately
   $0.1 million and $0.3 million, respectively.

   2014 GRANT. On March 24, 2014, 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, 2015 and 2014 the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $0.2 million, $0.2 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2016 follows:

                                                                           Options Outstanding
                                              -----------------------------------------------------------------------------
                                                    AXA Ordinary Shares            AXA ADRs/(3)/        AB Holding Units
                                              ------------------------------   --------------------- ----------------------
                                                                Weighted                   Weighted               Weighted
                                                Number          Average          Number    Average     Number     Average
                                              Outstanding       Exercise       Outstanding Exercise  Outstanding  Exercise
                                              (In 000's)         Price         (In 000's)   Price    (In 000's)    Price
                                              -----------  -----------------   ----------- --------- -----------  ---------

Options Outstanding at January 1, 2016.......    12,602.1  (Euro)      21.39          41.0 $   27.28     5,398.5  $   47.59
Options granted..............................       594.3  (Euro)      21.52            -- $      --        54.5  $    22.6
Options exercised............................      (568.2) (Euro)      14.93            -- $      --      (358.3) $    17.1
Options forfeited, net.......................              (Euro)         --            -- $      --          --  $      --
Options expired/reinstated...................    (3,092.0)              27.8           3.9     26.06        (9.7) $    65.0
                                              -----------                             ----            ----------
Options Outstanding at December 31, 2016.....     9,536.2  (Euro)      21.02          44.9 $   24.90     5,085.0  $    49.5
                                              ===========  =================          ==== =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)30,077.2/(2)/             $   252.9                     --
                                                           =================               =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         3.1                             1.89                  2.00
                                              ===========                             ====            ==========
Options Exercisable at December 31, 2016.....     7,169.4  (Euro)      20.43          44.8 $   24.90     4,700.9  $    47.6
                                              ===========  =================          ==== =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)   26,793.5               $   252.9                     --
                                                           =================               =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        3.74                             1.89                  2.00
                                              ===========                             ====            ==========

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2016 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2016. The intrinsic value related to exercises of stock options during 2015 and 2014 were approximately
   $0.2 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of approximately $0.1 million, and $1 million, respectively, for the periods then ended. In 2015 and 2014, windfall tax benefits of approximately $0.1 million and $1 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2016, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.95 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2016, 2015 and 2014, respectively.

                                                  AXA Ordinary Shares          AB Holding Units
                                              --------------------------  -------------------------
                                                2016     2015     2014      2016     2015     2014
                                              -------  -------  --------  -------  -------  -------

Dividend yield...............................    6.49%    6.29%     6.38%     7.1%     7.1%     8.4%
Expected volatility..........................    26.6%   23.68%    29.24%    31.0%    32.1%    48.9%
Risk-free interest rates.....................    0.33%    0.92%     1.54%     1.3%     1.5%     1.5%
Expected life in years.......................     8.1      8.2       8.2      6.0      6.0      6.0
Weighted average fair value per option at
  grant date................................. $  2.06  $  1.73  $   2.89  $  2.75  $  4.13  $  4.78

   As of December 31, 2016, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 3.22 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2016, 2015 and 2014, respectively, the Company recognized compensation costs of $154 million, $174 million and $171 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2016, approximately 19.2 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2016, approximately $39 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   2.6 years.

   The following table summarizes restricted AXA ordinary share activity for 2016. In addition, approximately 84,611 RSUs were granted during 2016 with graded vesting over a 4-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2016...............     34,010 $    18.43
Granted......................................     13,909 $    22.63
Vested.......................................     11,613 $    23.81
                                              ---------- ----------
Unvested as of December 31, 2016.............     36,306 $    24.46
                                              ========== ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   2016 AXA SHAREPLAN. In 2016, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2016. Eligible employees could have reserved a share purchase during the reservation period from August 29, 2016 through September 9, 2016 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 17, 2016 through October 19, 2016. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 13, 2016 to the discounted formula subscription price in Euros. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of 15.53 euros/per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.63% formula discounted price of 17.73 euros/per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2016, which is July 1, 2021. All subscriptions became binding and irrevocable on October 19, 2016.

   The Company recognized compensation expense of $14 million, $16 million and $10 million in 2016, 2015 and 2014 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2016, 2015 and 2014 primarily invested under Investment Option B for the purchase of approximately $6 million, $5 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former AXA Equitable employees in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2016 and 2015, AB purchased
   10.5 million and 8.5 million Holding units for $237 million and $218 million respectively. These amounts reflect open-market purchases of 7.9 million and
   5.8 million Holding units for $176 million and $151 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding unit awards (including 6.1 million granted in December for 2016 year-end awards). During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding awards (including 7.0 million granted in December 2015 for year-end awards).

   During 2016 and 2015, AB Holding issued 0.4 million and 0.5 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $6 million and $9 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The cost of the 2016 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2016, 0.4 million options to buy Holding units had been granted and 51.9 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 7.7 million Holding units were available for grant as of December 31, 2016.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

                                                 2016      2015       2014
                                              ----------  ------  -----------
                                                       (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $     (274) $  (19) $      (552)
  Deferred (expense) benefit.................        442      42         (488)
                                              ----------  ------  -----------
Total........................................ $      168  $   23  $    (1,040)
                                              ==========  ======  ===========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the income before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2016       2015       2014
                                              ----------  -------  -----------
                                                        (IN MILLIONS)

Expected income tax (expense) benefit........ $     (135) $  (362) $    (1,478)
Noncontrolling interest......................        162      119          114
Separate Accounts investment activity........        160      181          116
Non-taxable investment income (loss).........         15        8           12
Tax audit interest...........................        (22)       1           (6)
State income taxes...........................         (8)       1           (4)
AB Federal and foreign taxes.................         (4)      --            2
Tax settlement...............................         --       77          212
Other........................................         --       (2)          (8)
                                              ----------  -------  -----------
Income tax (expense) benefit................. $      168  $    23  $    (1,040)
                                              ==========  =======  ===========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014, the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   As of December 31, 2016 and 2015, the Company had a current tax liability of $235 million and $575 million respectively.

   The components of the net deferred income taxes are as follows:

                                                DECEMBER 31, 2016     December 31, 2015
                                              --------------------- ---------------------
                                               ASSETS   LIABILITIES  Assets   Liabilities
                                              --------- ----------- --------- -----------
                                                             (IN MILLIONS)

Compensation and related benefits............ $      88   $      -- $      93   $      --
Reserves and reinsurance.....................        --         528        --         449
DAC..........................................        --       1,390        --       1,488
Unrealized investment gains or losses........        --          23        --         134
Investments..................................        --       1,062        --       1,475
Net operating losses and credits.............       394          --       424          --
Other........................................         5          --        --          25
                                              ---------   --------- ---------   ---------
Total........................................ $     487   $   3,003 $     517   $   3,571
                                              =========   ========= =========   =========

   As of December 31, 2016, the Company had $394 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed income of non-U.S. corporate subsidiaries except to the extent that such income are not permanently invested outside the United States. As of December 31, 2016, $195 million of accumulated undistributed income of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately
   $79 million would need to be provided if such income were remitted.

   At December 31, 2016 and 2015, of the total amount of unrecognized tax benefits $394 million and $344 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2016 and 2015 were $67 million and $52 million, respectively. For 2016, 2015 and 2014, respectively, there were $15 million, $(25) million and $(43) million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2016     2015     2014
                                              ------- -------  -------
                                                    (IN MILLIONS)

Balance at January 1,........................ $   418 $   475  $   592
Additions for tax positions of prior years...      39      44       56
Reductions for tax positions of prior years..      --    (101)    (181)
Additions for tax positions of current year..      --      --        8
                                              ------- -------  -------
Balance at December 31,...................... $   457 $   418  $   475
                                              ======= =======  =======

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. In 2015, the IRS commenced their examination of the 2008 and 2009 tax years, with prior years no longer subject to examination. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in Net income (loss). The balances for the past three years follow:

                                                     DECEMBER 31,
                                              --------------------------
                                                2016     2015     2014
                                              -------  -------  --------
                                                     (IN MILLIONS)

Unrealized gains (losses) on investments..... $    40  $   248  $  1,076
Foreign currency translation adjustments.....     (77)     (59)      (34)
Defined benefit pension plans................     (46)     (43)     (811)
                                              -------  -------  --------
Total accumulated other comprehensive income
  (loss).....................................     (83)     146       231
                                              -------  -------  --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................      86       69        54
                                              -------  -------  --------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $     3  $   215  $    285
                                              =======  =======  ========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0 million.

   The components of OCI for the past three years, net of tax, follow:

                                                2016      2015        2014
                                              -------  ----------  ---------
                                                       (IN MILLIONS)

Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period........ $   (18) $      (25) $     (21)
  (Gains) losses reclassified into net
   income (loss) during the period...........      --          --         --
                                              -------  ----------  ---------
  Foreign currency translation adjustment....     (18)        (25)       (21)
                                              -------  ----------  ---------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year...........................    (160)     (1,020)     1,043
  (Gains) losses reclassified into net
   income (loss) during the year/(1)/........       2          12         37
                                              -------  ----------  ---------
Net unrealized gains (losses) on investments.    (158)     (1,008)     1,080
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other..................................     (50)        180       (168)
                                              -------  ----------  ---------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(89), $(454) and
  $498)......................................    (208)       (828)       912
                                              -------  ----------  ---------

                                                  2016      2015      2014
                                                --------  --------  -------
                                                       (IN MILLIONS)
Change in defined benefit plans:
  Net gain (loss) arising during the year...... $     --  $     --  $   (95)
  Prior service cost arising during the year...       --        --       --
   Less: reclassification adjustments to net
     income (loss) for:/(2)/...................
     Amortization of net (gains) losses
       included in net periodic cost...........       (3)       (4)      72
     Amortization of net prior service
       credit included in net periodic cost....       --        --       --
                                                --------  --------  -------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(2) and $(12))........................       (3)       (4)     (23)
                                                --------  --------  -------
Total other comprehensive income (loss), net
  of income taxes..............................     (229)     (857)     868
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest......       17        15       29
                                                --------  --------  -------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable................ $   (212) $   (842) $   897
                                                ========  ========  =======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(1) million, $(6) million and $(20) million for 2016, 2015 and 2014, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $2 million and $12 million for 2016, 2015 and 2014, respectively.

   Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2017 and the four successive years are $218 million, $207 million, $194 million, $168 million, $159 million and $446 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2017 and the four successive years is $32 million, $33 million, $32 million, $16 million, $14 million and $44 million thereafter.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $109 million and pledged collateral with a carrying value of $3,885 million, as of December 31, 2016. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               Outstanding
                                              balance at end      Maturity of        Issued during Repaid during
                                                 of year       Outstanding balance     the Year      the year
                                              --------------- ---------------------- ------------- -------------
December 31, 2016:                                                      (In Millions)
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $          --
                                              $           862 Less than 5 years      $         862 $          --
                                              $           818 great than five years  $         818 $          --
                                              ---------------                        ------------- -------------
Total long term funding agreements........... $         1,738                        $       1,738 $          --
                                              ---------------                        ------------- -------------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $       6,000
                                              ===============                        ============= =============
December 31, 2015:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2016, 2015 and 2014, respectively, AXA Equitable recorded $21 million, $3 million and $42 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2016    2015   2014
                                              -------  -----  -----
                                                  (IN MILLIONS)

Balance, beginning of year................... $    89  $ 113  $ 122
Additions....................................      35     10     21
Cash payments................................     (18)   (32)   (24)
Other reductions.............................      --     (2)    (6)
                                              -------  -----  -----
Balance, End of Year......................... $   106  $  89  $ 113
                                              =======  =====  =====

   In an effort to further reduce its global real estate footprint, AB completed a comprehensive review of its worldwide office locations and began implementing a global space consolidation plan in 2012. This resulted in the sublease of office space primarily in New York as well as offices in England, Australia and various U.S. locations. In 2016, AB recorded new real estate charges of $18 million, resulting from new charges of $23 million relating to the further consolidation of office space at AB's New York offices, offset by changes in estimates related to previously recorded real estate charges of $5 million, which reflects the shortening of the lease term of AB's corporate headquarters from 2029 to 2024. Real estate charges are recorded in Other operating costs and expenses in the Company's consolidated statements of income (loss).

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2016, these arrangements include commitments by the Company to provide equity financing of $697 million (including $249 million with affiliates) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2016. The Company had $883 million of commitments under existing mortgage loan agreements at December 31, 2016.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $425 million for the four of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $366 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2016 AB had funded $34 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2016, AB had funded $21 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2016, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   In July 2011, a derivative action was filed in the United States District Court of the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AX Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") for investment management services and administrative services and (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of
   Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the Court issued an order denying the motion to amend and Plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's separate accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the Plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to AXA Equitable's cost of insurance ("COI") increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that the AXA Equitable made misrepresentations in violation of Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and
   (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the Plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and five individual actions challenging the COI increase have been filed against AXA Equitable.

   ALLIANCEBERNSTEIN LITIGATION

   During the first quarter of 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. By agreement dated November 26, 2016, the terms of which are confidential, this matter was settled. AB's contribution to the settlement amount was paid by AB's relevant insurance carriers.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial fines and judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,185 million during 2017. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2016, 2015 and 2014, respectively, AXA Equitable's statutory net income (loss) totaled $679 million, $2,038 million and $1,664 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,278 million and $5,895 million at December 31, 2016 and 2015, respectively. In 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends.

   At December 31, 2016, AXA Equitable, in accordance with various government and state regulations, had $57 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014, AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million of outstanding surplus notes to AXA Financial.

   At December 31, 2016 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2016. The NYDFS is completing its periodic statutory examinations of the books, records and accounts of AXA Equitable for the years 2011 through 2015, but has not yet issued its final report.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting

   Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies;
   (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured;
   (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and income (loss) from operations before income taxes to total revenues and income (loss) as reported on the consolidated statements of income (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2016        2015          2014
                                              ----------  ----------  -------------
                                                          (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,158  $    6,026  $      10,650
Investment Management/(2)/...................      3,029       3,025          3,011
Consolidation/elimination....................        (27)        (28)           (27)
                                              ----------  ----------  -------------
Total Revenues............................... $    9,160  $    9,023  $      13,634
                                              ==========  ==========  =============

  /(1)/Includes investment expenses charged by AB of approximately $50 million, $45 million and $40 million for 2016, 2015 and 2014, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately
       $77 million, $73 million and $67 million for 2016, 2015 and 2014, respectively, are included in total revenues of the Investment Management segment.

                                                 2016       2015        2014
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT INCOME (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $    (320) $      425  $    3,624
Investment Management/(1)/...................       706         618         603
Consolidation/elimination....................        (1)         (1)         --
                                              ---------  ----------  ----------
Total Income (Loss) from Operations, before
  Income Taxes............................... $     385  $    1,042  $    4,227
                                              =========  ==========  ==========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                   DECEMBER 31,
                                              ----------------------
                                                 2016        2015
                                              ----------  ----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  191,216  $  183,473
Investment Management/(1)/...................     13,139      11,895
Consolidation/elimination....................         (3)         (7)
                                              ----------  ----------
Total Assets................................. $  204,352  $  195,361
                                              ==========  ==========

  /(1)/In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $893 million and $460 million which have been segregated in a special reserve bank custody account at December 31, 2016 and 2015, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act. They also include cash held in several special bank accounts for the exclusive benefit of customers. As of December 31, 2016 and December 31, 2015, $53 million and $55 million, respectively, of cash were segregated in these bank accounts.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2016 and 2015 are summarized below:

                                                             THREE MONTHS ENDED
                                              ------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ---------- ----------  ------------ ------------
                                                                (IN MILLIONS)
2016
Total Revenues............................... $    3,942 $    3,316   $     2,172 $       (270)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,473 $    2,425   $     2,092 $      1,785
                                              ========== ==========   =========== ============
Net income (loss)............................ $    1,081 $      612   $       136 $     (1,276)
                                              ========== ==========   =========== ============

2015
Total Revenues............................... $    3,375 $       36   $     5,628 $        (16)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,219 $    2,032   $     2,388 $      1,342
                                              ========== ==========   =========== ============
Net income (loss)............................ $      872 $   (1,184)  $     2,211 $       (834)
                                              ========== ==========   =========== ============

   The impacts of the revisions and change in accounting principle to the quarterly results of operations for 2016 and 2015 are summarized below. For more information on the revision and change in accounting principle see
   Note 2. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q.

                                                                         AS REVISED   IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN       CHANGE     AS REVISED
                                              -------------  ---------  ------------  ----------  -----------
                                                                       (IN MILLIONS)
THREE MONTHS ENDED DECEMBER 31, 2016
Total Revenues...............................  $     (1,942) $      18   $    (1,924) $    1,654  $      (270)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,627  $     220   $     1,847  $      (62) $     1,785
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $     (2,259) $    (132)  $    (2,391) $    1,115  $    (1,276)
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED SEPTEMBER 30, 2016
Total Revenues...............................  $      2,006  $      11   $     2,017  $      155  $     2,172
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,036  $      57   $     2,093  $       (1) $     2,092
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $         22  $      12   $        34  $      102  $       136
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED JUNE 30, 2016
Total Revenues...............................  $      4,157  $      31   $     4,188  $     (872) $     3,316
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,581  $      (4)  $     2,577  $     (152) $     2,425
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,061  $      19   $     1,080  $     (468) $       612
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED MARCH 31, 2016
Total Revenues...............................  $      4,927  $     151   $     5,078  $   (1,136) $     3,942
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,473  $      99   $     2,572  $      (99) $     2,473
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,720  $      35   $     1,755  $     (674) $     1,081
                                               ============  =========   ===========  ==========  ===========

Three Months Ended December 31, 2015
Total Revenues...............................  $        208  $     125   $       333  $     (349) $       (16)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,274  $     204   $     1,478  $     (136) $     1,342
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $       (640) $     (57)  $      (697) $     (137) $      (834)
                                               ============  =========   ===========  ==========  ===========
Three Months Ended September 30, 2015
Total Revenues...............................  $      5,877  $       1   $     5,878  $     (250) $     5,628
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,538  $     (59)  $     2,479  $      (91) $     2,388
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      2,275  $      40   $     2,315  $     (104) $     2,211
                                               ============  =========   ===========  ==========  ===========

                                                                         As Revised    Impact of
                                              As Previously  Impact of  and Adjusted   Accounting
                                                Reported     Revisions     Herein        Change      As Revised
                                              -------------  ---------  ------------  ------------  ------------
                                                                         (In Millions)
Three Months Ended June 30, 2015
Total Revenues...............................  $        273  $       8  $        281  $       (245) $         36
                                               ============  =========  ============  ============  ============
Total benefits and other deductions..........  $      2,026  $      94  $      2,120  $        (88) $      2,032
                                               ============  =========  ============  ============  ============
Net income (loss)............................  $     (1,025) $     (57) $     (1,082) $       (102) $     (1,184)
                                               ============  =========  ============  ============  ============
Three Months Ended March 31, 2015
Total Revenues...............................  $      3,475  $      23  $      3,498  $       (123) $      3,375
                                               ============  =========  ============  ============  ============
Total benefits and other deductions..........  $      2,345  $     (89) $      2,256  $        (37) $      2,219
                                               ============  =========  ============  ============  ============
Net income (loss)............................  $        854  $      74  $        928  $        (56) $        872
                                               ============  =========  ============  ============  ============

21)EVENTS SUBSEQUENT TO ORIGINAL ISSUANCE OF FINANCIAL STATEMENTS (UNAUDITED)

   At the end of the third quarter of 2017, changes to the Company's organization structure were internally announced by the Company's management. Implementation of these changes commenced in the beginning of the fourth quarter of 2017, and, as a result, we are in the process of reassessing our reportable segments. The reportable segment changes will be based on management's organization and view of the Company's business when making operating decisions and assessing performance. The purpose of the internal changes is to flatten the organization structure, reduce our costs and accelerate decision-making processes. These internal reporting changes, including changes to our reportable segments, will occur during the rest of the fourth quarter of 2017. The Company will begin reporting new reportable segments in the 2017 annual financial statements on Form 10-K and all prior periods reported will reflect the reportable segment changes.

   On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, AXA Equitable Holdings, Inc. ("Equitable Holdings"), through a proposed initial public offering ("IPO") in the first half of 2018. On November 13, 2017, Equitable Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission (the "SEC"). The completion of the proposed IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed IPO will occur on the anticipated timeline or at all.

   In 2017, the Company recognized a tax benefit of $221 million related to the conclusion of an IRS audit for tax years 2008 and 2009.